As filed with the Securities and Exchange Commission on January 26, 2001
--------------------------------------------------------------------------------
                                                       Registration No. 33-26305


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                         PRE-EFFECTIVE AMENDMENT NO. ___                     [ ]

                         POST-EFFECTIVE AMENDMENT NO. 59                     [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                                AMENDMENT NO. 61                             [X]

                  ---------------------------------------------

                                BLACKROCK FUNDS/SM/


               (Exact Name of Registrant as Specified in Charter)

Bellevue Corporate Center                   Brian Kindelan, Esq.                copy to:
400 Bellevue Parkway                        BlackRock Advisors, Inc.            Sarah E. Cogan, Esq.
Suite 100                                   1600 Market Street, 28th Floor      Simpson Thacher & Bartlett
Wilmington, Delaware 19809                  Philadelphia, PA  19103             425 Lexington Avenue
(Address of Principal                       (Name and Address of                New York, New York  10017
  Executive Offices)                          Agent for Service)
Registrant's Telephone Number
(800) 441-7762

                 ---------------------------------------------
It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)

     [X] on January 28, 2001 pursuant to paragraph (b)

     [ ] 60 days after filing pursuant to paragraph (a)(1)

     [ ] on (date) pursuant to paragraph (a)(1)

     [ ] 75 days after filing pursuant to paragraph (a)(2)

     [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE
                                ----------------

The prospectus for the Institutional Shares of the Core Equity Portfolio is incorporated by reference to the Registrant's filing of Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A on October 27, 2000.

The statement of additional information for the Institutional Shares of the Core Equity Portfolio is incorporated by reference to the Registrant's filing of Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A on October 27, 2000.

Equity Portfolios
=============================
I N V E S T O R   S H A R E S

BlackRock Funds (SM) is a mutual fund family with 42 investment portfolios, 17 of which are described in this prospectus. BlackRock Funds are sold principally through licensed investment professionals.






P R O S P E C T U S

January 28, 2001

[LOGO OF BLACKROCK FUNDS] (SM)


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


NOT FDIC-  |   May lose value
INSURED    |   No bank guarantee

Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find
the information
you need

How to find the information you need........................................   1
THE BLACKROCK EQUITY FUNDS
Large Cap Value.............................................................   2
Large Cap Growth............................................................   9
Mid-Cap Value...............................................................  16
Mid-Cap Growth..............................................................  24
Small Cap Value.............................................................  32
Small Cap Growth............................................................  39
Global Science & Technology.................................................  46
Global Communications.......................................................  55
European Equity.............................................................  63
Asia Pacific Equity.........................................................  72
International Equity........................................................  80
International Emerging Markets..............................................  89
International Small Cap ....................................................  97
Select Equity............................................................... 106
Index Equity................................................................ 113
Balanced Portfolio.......................................................... 119
Micro-Cap Equity............................................................ 128

About Your
Investment

About Your Investment....................................................... 136

How to Buy/Sell Shares...................................................... 146
Dividends/Distributions/Taxes............................................... 152
Services for Shareholders................................................... 154

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This is the BlackRock Equity Portfolios Prospectus. It has been written to pro-vide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on 17 of the BlackRock Equity funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the prospectus, ask your registered repre-sentative for help. Your investment professional has been trained to help you decide which investments are right for you.

             BlackRock
[GRAPHIC]    Large Cap Value Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 large cap value, refer-
 ring to the type of
 securities the manager
 will choose for this
 fund.

 Large Capitalization
 Companies: The fund
 defines these companies
 as those with capital-
 ization of over $10
 billion. Capitalization
 refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share. Larger com-
 panies may be more
 likely to have the
 staying power to get
 them through all eco-
 nomic cycles; however,
 their size may also
 make them less flexible
 and innovative than
 smaller companies.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. large capi-talization value stocks, typically in companies with a market capitalization in excess of $10 billion. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking large capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capital-ization above $1 billion, emphasizing those companies with market capitaliza-tion over $10 billion. The manager uses fundamental analysis to examine each company before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, fundamental conditions change such that the risk of continuing to hold the stock is unacceptable when compared to return potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap growth stocks may outperform this fund.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 1000 Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. Investor A Shares were launched in May 1992, Investor B Shares were launched in January 1996 and Investor C Shares were launched in August 1996. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

As of 12/31             Investor A Shares
-----------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-----------------------------------------------------------------------------

Best Quarter
Q4 '98: 15.89%

Worst Quarter
Q3 '98: -14.19%

                                    [GRAPH]

                                93      17.84%
                                94       0.73%
                                95      34.31%
                                96      23.81%
                                97      28.02%
                                98       9.97%
                                99       3.28%
                                00       9.42%
As of 12/31/00
-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-----------------------------------------------------------------------------
                                                        Since    Inception
                         1 Year   3 Years   5 Years   Inception     Date
Large Cap Value; Inv A    4.47%     5.88%    13.47%     14.04%    04/20/92
Large Cap Value; Inv B    4.04%     5.59%    13.39%     14.13%    04/20/92
Large Cap Value; Inv C    7.61%     6.65%    13.64%     14.14%    04/20/92
Russell 1000 Value        7.02%     9.93%    16.92%     16.76%      N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.

These returns assume payment of applicable sales charges.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           4.5%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 141 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .52%     .52%     .52%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses/1/                .73%     .73%     .73%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .33%     .33%     .33%
Total annual fund operating
 expenses                       1.35%    2.00%    2.00%
Fee waivers and expense
  reimbursements*                .10%     - -      - -
Net expenses*                   1.25%    2.00%    2.00%

 * BlackRock and BlackRock Distributors, Inc., the Fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.27% (for Investor A Shares) and 2.01% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 148 for a discussion of these waivers and reimbursements.

 /1/"Other expenses" have been restated to reflect current expenses.


Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $572   $849   $1,147  $1,993
B Shares**
   Redemption     $653   $977   $1,278  $2,160***
B Shares
   No Redemption  $203   $627   $1,078  $2,160***
C Shares**
   Redemption     $303   $627   $1,078  $2,327
C Shares
   No Redemption  $203   $627   $1,078  $2,327

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A

Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individ-ual circumstances. You should know that the lowest sales charge won't necessar-ily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advi-sors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: Christopher R. Kaufman, leader of the BlackRock large cap value team and Managing Director at BlackRock since July 2000; Gemma Ivol, Vice Pres-ident and investment manager at BlackRock since 1995; Wade Wescott, Vice Presi-dent and investment manager at BlackRock since March 2000; and John M. Cham-bers, Vice President and investment manager at BlackRock since August 2000. Prior to joining BlackRock, Mr. Kaufman was a Senior Vice President and Portfo-lio Manager at Retirement System Investors Inc. ("RSI") since 1995 and Director of Research at RSI since 1997, and Ms. Ivol served as an equity analyst with Provident Capital Management from 1988 to 1995. Prior to joining BlackRock, Mr. Wescott served as an equity analyst at American Re from 1997 to 2000 and as an equity analyst at Reams Asset Management from 1989 to 1997. Mr. Chambers for-merly was an equity analyst covering technology stocks for the large cap growth and value products at RSI, prior to which he served as an equity analyst in the private client area at Schroder & Co. from 1996 to 2000. Mr. Kaufman and Mr. Chambers have been portfolio co-managers since September 2000, and Ms. Ivol and Mr. Wescott since June 2000.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                       Large Cap Value Equity Portfolio
                       (formerly the Value Equity Portfolio)

                                   INVESTOR A
                                     SHARES
                      Year        Year        Year         Year        Year
                      Ended       Ended       Ended        Ended       Ended
                     9/30/00     9/30/99     9/30/98      9/30/97     9/30/96
Net asset value
 at
 beginning
 of period           $ 15.74     $ 14.68     $ 17.52      $ 15.35     $ 13.92
                     -------     -------     -------      -------     -------
Income from
 investment
 operations
 Net investment
  income (loss)         0.10        0.16        0.17         0.23        0.28
 Net gain (loss)
  on investments
  (both realized
  and unrealized)       0.77        2.01       (0.60)        4.69        2.41
                     -------     -------     -------      -------     -------
  Total from
   investment
   operations           0.87        2.17       (0.43)        4.92        2.69
                     -------     -------     -------      -------     -------
Less
 distributions
 Distributions
  from net
  investment
  income               (0.09)      (0.16)      (0.16)       (0.23)      (0.29)
 Distributions
  from net
  realized
  capital gains        (1.41)      (0.95)      (2.25)       (2.52)      (0.97)
                     -------     -------     -------      -------     -------
  Total
   distributions       (1.50)      (1.11)      (2.41)       (2.75)      (1.26)
                     -------     -------     -------      -------     -------
Net asset value
 at end of period    $ 15.11     $ 15.74     $ 14.68      $ 17.52     $ 15.35
                     =======     =======     =======      =======     =======
Total return            5.71%/3/   14.85%/3/   (2.63)%/3/   37.01%/3/   20.52%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)     $56,689     $61,657     $51,151      $47,131     $26,190
 Ratios of
  expenses to
  average
  net assets
 After advisory/
  administration
  fee waivers           1.23%       1.19%       1.27%        1.26%       1.22%
 Before
  advisory/
  administration
  fee waivers           1.23%       1.19%       1.28%        1.33%       1.31%
 Ratios of net
  investment
  income to
  average net
  assets
 After advisory/
  administration
  fee waivers           0.66%       0.96%       0.99%        1.44%       1.93%
 Before
  advisory/
  administration
  fee waivers           0.66%       0.96%       0.98%        1.37%       1.84%
Portfolio
 turnover rate           121%         42%         33%          37%         60%
                       -----------------------------------------------------------

                               INVESTOR B
                                 SHARES
                                                                       For the
                                                                        Period
                      Year        Year        Year         Year       1/18/96/1/
                      Ended       Ended       Ended        Ended       through
                     9/30/00     9/30/99     9/30/98      9/30/97      9/30/96
Net asset value
 at
 beginning
 of period           $ 15.61     $ 14.59     $ 17.44      $ 15.32       $13.56
                     ----------- ----------- ------------ ----------- ------------
Income from
 investment
 operations
 Net investment
  income (loss)        (0.01)       0.02        0.05         0.14         0.13
 Net gain (loss)
  on investments
  (both realized
  and unrealized)       0.77        1.99       (0.61)        4.64         1.80
                     ----------- ----------- ------------ ----------- ------------
  Total from
   investment
   operations           0.76        2.01       (0.56)        4.78         1.93
                     ----------- ----------- ------------ ----------- ------------
Less
 distributions
 Distributions
  from net
  investment
  income                 - -       (0.04)      (0.04)       (0.14)       (0.17)
 Distributions
  from net
  realized
  capital gains        (1.40)      (0.95)      (2.25)       (2.52)         - -
                     ----------- ----------- ------------ ----------- ------------
  Total
   distributions       (1.40)      (0.99)      (2.29)       (2.66)       (0.17)
                     ----------- ----------- ------------ ----------- ------------
Net asset value
 at end of period    $ 14.97     $ 15.61     $ 14.59      $ 17.44       $15.32
                     =========== =========== ============ =========== ============
Total return            4.93%/3/   13.93%/3/   (3.45)%/3/   36.40%/3/    14.26%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)     $31,208     $33,206     $29,450      $19,773       $3,152
 Ratios of
  expenses to
  average
  net assets
 After advisory/
  administration
  fee waivers           2.00%       2.00%       2.06%        2.00%        1.92%/2/
 Before
  advisory/
  administration
  fee waivers           2.00%       2.00%       2.07%        2.07%        2.00%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After advisory/
  administration
  fee waivers          (0.11)%      0.15%       0.20%        0.64%        1.34%/2/
 Before
  advisory/
  administration
  fee waivers          (0.11)%      0.15%       0.19%        0.57%        1.25%/2/
Portfolio
 turnover rate           121%         42%         33%          37%          60%
                       -----------------------------------------------------------

                                     INVESTOR C
                                       SHARES
                                                                       For the
                                                                        Period
                      Year        Year        Year         Year       8/16/96/1/
                      Ended       Ended       Ended        Ended       through
                     9/30/00     9/30/99     9/30/98      9/30/97      9/30/96
Net asset value
 at
 beginning
 of period           $15.61      $14.59      $17.44       $15.32        $14.91
                     ------      ------      ------       ------        ------
Income from
 investment
 operations
 Net investment
  income               0.01        0.03        0.06         0.15          0.02
 Net gain (loss)
  on investments
  (both realized
  and
  unrealized)          0.75        1.98       (0.62)        4.63          0.45
                     ------      ------      ------       ------        ------
  Total from
   investment
   operations          0.76        2.01       (0.56)        4.78          0.47
                     ------      ------      ------       ------        ------
Less
 distributions
 Distributions
  from net
  investment
  income                - -       (0.04)      (0.04)       (0.14)        (0.06)
 Distributions
  from net
  realized
  capital gains       (1.40)      (0.95)      (2.25)       (2.52)          - -
                     ------      ------      ------       ------        ------
  Total
   distributions      (1.40)      (0.99)      (2.29)       (2.66)        (0.06)
                     ------      ------      ------       ------        ------
Net asset value
 at end of
 period              $14.97      $15.61      $14.59       $17.44        $15.32
                     ======      ======      ======       ======        ======
Total return           4.93%/3/   13.93%/3/   (3.45)%/3/   35.99%/3/      3.16%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)     $7,608      $4,172      $3,146       $1,428        $  205
 Ratios of
  expenses to
  average
  net assets
 After
  advisory/
  administration
  fee waivers          2.00%       2.00%       2.04%        2.01%         1.80%/2/
 Before
  advisory/
  administration
  fee waivers          2.00%       2.00%       2.05%        2.08%         1.88%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/
  administration
  fee waivers         (0.13)%      0.15%       0.22%        0.61%         1.29%/2/
 Before
  advisory/
  administration
  fee waivers         (0.13)%      0.15%       0.21%        0.54%         1.20%/2/
Portfolio
 turnover rate          121%         42%         33%          37%           60%

/1/ Commencement of operations of share class.
/2/ Annualized.
/3/ Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
[GRAPHIC]    Large Cap Growth Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS


 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security ana-
 lysts attempt to iden-
 tify companies with
 earnings growth poten-
 tial because a pattern
 of earnings growth gen-
 erally causes share
 prices to increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company such (as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idends and sell at rel-
 atively high prices.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 large cap growth,
 referring to the type
 of securities the man-
 ager will choose for
 this fund.

 Large Capitalization
 Companies: The fund
 defines these companies
 as those with capital-
 ization over $10 bil-
 lion. Capitalization
 refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share. Larger com-
 panies may be more
 likely to have the
 staying power to get
 them through all eco-
 nomic cycles; however
 their size may also
 make them less flexible
 and innovative than
 smaller companies.


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in U.S. large capi-talization growth companies (market capitalization in excess of $10 billion) which he believes have above-average earnings growth potential. The fund nor-mally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The manager initially screens for "growth" stocks from the universe of compa-nies with market capitalization above $1 billion, emphasizing those companies with market capitalization over $10 billion. The manager uses fundamental anal-ysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, or if the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap value stocks may outperform this fund.

While the fund manager chooses stocks he believes have above-average earnings growth potential, there is no guarantee that the shares will increase in val-ue.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfo-lio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 1000 Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in November 1989. Investor A Shares were launched in March 1992, Investor B Shares were launched in January 1996 and Investor C Shares were launched in January 1997. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

As of 12/31                     Investor A Shares
-----------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
-----------------------------------------------------------------------------

Best Quarter
Q4 '99: 27.17%

Worst Quarter
Q4 '00: -22.83%

The bars for 1991-1992
are based upon performance
for Institutional Shares
of the fund.

                                    [GRAPH]

                                91      26.01%
                                92      -1.01%
                                93      13.51%
                                94     -10.44%
                                95      33.89%
                                96      19.77%
                                97      27.90%
                                98      40.65%
                                99      35.99%
                                00     -25.79%
As of 12/31/00
-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-----------------------------------------------------------------------------
                                                           10      Inception
                            1 Year   3 Years   5 Years    Years       Date
Large Cap Growth; Inv A    -29.11%    10.68%    15.74%   13.43%     11/01/89
Large Cap Growth; Inv B    -29.58%    10.59%    15.69%   12.01%     11/01/89
Large Cap Growth; Inv C    -27.15%    11.47%    15.88%   13.50%     11/01/89
Russell 1000 Growth        -22.42%    12.74%    18.15%   15.82%        N/A

* The chart and the table both assume reinvestment of dividends and distribu-tions.

These returns assume payment of applicable sales charges.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                             A Shares B Shares C Shares
Maximum Sales Charge (Load)
 Imposed on Purchases*         4.5%     0.0%     0.0%
(as percentage of offering
 price)
Maximum Deferred Sales
 Charge (Load)                 0.0%     4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 141 for complete schedule of CDSCs.)

*** There is no CDSC on C Shares after one year.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

                             A Shares B Shares C Shares
Advisory fees                  .53%     .53%     .53%
Distribution (12b-1) fees      .10%     .75%     .75%
Other expenses/1/              .74%     .74%     .74%
  Service fees                 .25%     .25%     .25%
  Processing fees              .15%     .15%     .15%
  Other                        .34%     .34%     .34%
Total annual fund operating
 expenses                     1.37%    2.02%    2.02%
Fee waivers and expense
 reimbursements*               .10%      --       --
Net expenses*                 1.27%    2.02%    2.02%

 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.29% (for Investor A Shares) and 2.04% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 148 for a discussion of these waivers and reimbursements.

 /1/"Other expenses" have been restated to reflect current expenses.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years
A Shares*         $574   $855   $1,157  $2,014
B Shares**
   Redemption     $655   $984   $1,288  $2,181***
B Shares
   No Redemption  $205   $634   $1,088  $2,181***
C Shares**
   Redemption     $305   $634   $1,088  $2,348
C Shares
   No Redemption  $205   $634   $1,088  $2,348

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advi-sors Inc. (BlackRock), including the following individuals who have day-to-day responsibility: R. Andrew Damm, Managing director at BlackRock since 1997, Matthew Considine, Vice President and investment manager at BlackRock since 1998, and Steven P. Ralston, Vice President and investment manager at Black-Rock since 1988. Mr. Damm has served as senior investment manager with Black-Rock since 1995 and was a portfolio manager for PNC Bank from 1988 to 1995. Mr. Considine served as a portfolio manager and equity analyst at Phoenix Duff & Phelps from 1995 to 1998. Prior to joining BlackRock in 1998, Mr. Ralston was an equity analyst with General Accident and previously Director of Research at First National Bank of Maryland. Mr. Damm has participated in the management of the portfolio since 1996 and was designated as manager in Sep-tember 1997. Mr. Considine has been a portfolio co-manager since June 2000 and Mr. Ralston since January 2001.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                       Large Cap Growth Equity Portfolio

                                       INVESTOR A
                                         SHARES
                          Year        Year        Year        Year        Year
                          Ended       Ended       Ended       Ended       Ended
                         7/30/00     9/30/99     9/30/98     9/30/97     9/30/96
Net asset value
 at beginning of period  $ 22.37     $ 18.06      $18.91     $ 14.94     $ 13.01
                         -------     -------     -------     -------     -------
Income from
 investment
 operations
 Net investment
  income (loss)            (0.16)      (0.09)      (0.05)       0.01        0.02
 Net gain on
  investments
  (both realized
  and unrealized)           4.77        6.03        1.84        4.72        2.29
                         -------     -------     -------     -------     -------
  Total from
   investment
   operations               4.61        5.94        1.79        4.73        2.31
                         -------     -------     -------     -------     -------
Less
 distributions
 Distributions
  from net
  investment
  income                     - -         - -         - -       (0.02)        - -
 Distributions
  from net
  realized
  capital gains            (3.62)      (1.63)      (2.64)      (0.74)      (0.38)
                         -------     -------     -------     -------     -------
  Total
   distributions           (3.62)      (1.63)      (2.64)      (0.76)      (0.38)
                         -------     -------     -------     -------     -------
Net asset value
 at end of period        $ 23.36     $ 22.37      $18.06     $ 18.91     $ 14.94
                         =======     =======     =======     =======     =======
Total return               22.31%/3/   34.91%/3/   11.16%/3/   33.18%/3/   18.18%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)         $87,375     $61,211     $33,340     $25,575     $16,579
 Ratios of
  expenses to
  average net
  assets
 After advisory/
  administration
  fee waivers               1.25%       1.22%       1.33%       1.27%       1.22%
 Before
  advisory/
  administration
  fee waivers               1.25%       1.22%       1.33%       1.34%       1.34%
 Ratios of net
  investment
  income to
  average
  net assets
 After advisory/
  administration
  fee waivers              (0.70)%     (0.42)%     (0.30)%      0.07%       0.15%
 Before
  advisory/
  administration
  fee waivers              (0.70)%     (0.42)%     (0.30)%      0.02%       0.04%
Portfolio
 turnover rate               121%         60%         54%         81%         58%
                       ---------------------------------------------------------------

                                   INVESTOR B
                                     SHARES
                                                                          For the
                                                                           Period
                          Year        Year        Year        Year       1/24/96/1/
                          Ended       Ended       Ended       Ended       through
                         9/30/00     9/30/99     9/30/98     9/30/97      9/30/96
Net asset value
 at beginning of period  $ 21.68     $ 17.68      $18.69     $14.86        $13.08
                         ----------- ----------- ----------- ----------- -------------
Income from
 investment
 operations
 Net investment
  income (loss)            (0.28)      (0.20)      (0.15)     (0.07)        (0.02)
 Net gain on
  investments
  (both realized
  and unrealized)           4.56        5.83        1.78       4.64          1.80
                         ----------- ----------- ----------- ----------- -------------
  Total from
   investment
   operations               4.28        5.63        1.63       4.57          1.78
                         ----------- ----------- ----------- ----------- -------------
Less
 distributions
 Distributions
  from net
  investment
  income                     - -         - -         - -        - -           - -
 Distributions
  from net
  realized
  capital gains            (3.62)      (1.63)      (2.64)     (0.74)          - -
                         ----------- ----------- ----------- ----------- -------------
  Total
   distributions           (3.62)      (1.63)      (2.64)     (0.74)          - -
                         ----------- ----------- ----------- ----------- -------------
Net asset value
 at end of period        $ 22.34     $ 21.68      $17.68     $18.69        $14.86
                         =========== =========== =========== =========== =============
Total return               21.37%/3/   33.83%/3/   10.33%/3/  32.18%/3/     13.61%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)         $65,977     $37,032     $14,713     $7,919        $2,364
 Ratios of
  expenses to
  average net
  assets
 After advisory/
  administration
  fee waivers               2.01%       2.03%       2.07%      2.01%         1.93%/2/
 Before
  advisory/
  administration
  fee waivers               2.01%       2.03%       2.07%      2.08%         2.05%/2/
 Ratios of net
  investment
  income to
  average
  net assets
 After advisory/
  administration
  fee waivers              (1.46)%     (1.23)%     (1.03)%    (0.66)%       (0.47)%/2/
 Before
  advisory/
  administration
  fee waivers              (1.46)%     (1.23)%     (1.03)%    (0.73)%       (0.58)%/2/
Portfolio
 turnover rate               121%         60%         54%        81%           58%
                       ---------------------------------------------------------------

                                     INVESTOR C
                                       SHARES
                                                              For the
                                                               Period
                          Year        Year        Year       1/24/97/1/
                          Ended       Ended       Ended       through
                         9/30/00     9/30/99     9/30/98      9/30/97
Net asset value
 at beginning of period  $ 21.68     $17.68      $18.69        $15.23
                         -------     ------      ------        ------
Income from
 investment
 operations
 Net investment
  (loss)                   (0.25)     (0.18)      (0.15)        (0.03)
 Net gain on
  investments (both
  realized
  and unrealized)           4.50       5.81        1.78          3.49
                         -------     ------      ------        ------
  Total from
   investment
   operations               4.25       5.63        1.63          3.46
                         -------     ------      ------        ------
Less distributions
 Distributions from
  net investment
  income                     - -        - -         - -           - -
 Distributions from
  net realized
  capital gains            (3.62)     (1.63)      (2.64)          - -
                         -------     ------      ------        ------
  Total
   distributions           (3.62)     (1.63)      (2.64)          - -
                         -------     ------      ------        ------
Net asset value at
 end of period           $ 22.31     $21.68      $17.68        $18.69
                         =======     ======      ======        ======
Total return               21.21%/3/  33.83%/3/   10.33%/3/     22.78%/3/
Ratios/Supplemental
 data
 Net assets at end of
  period (in
  thousands)             $11,799     $4,181      $1,037        $  207
 Ratios of expenses
  to average net
  assets
 After advisory/
  administration fee
  waivers                   2.01%      2.03%       2.06%         2.02%/2/
 Before advisory/
  administration fee
  waivers                   2.01%      2.03%       2.06%         2.09%/2/
 Ratios of net
  investment income
  to average
  net assets
 After advisory/
  administration fee
  waivers                  (1.47)%    (1.23)%     (1.01)%       (0.66)%/2/
 Before advisory/
  administration fee
  waivers                  (1.47)%    (1.23)%     (1.01)%       (0.73)%/2/
Portfolio turnover
 rate                        121%        60%         54%           81%

/1/ Commencement of operations of share class.
/2/ Annualized.
/3/ Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
[GRAPHIC]    Mid-Cap Value Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. mid-capi-talization value companies, defined as those companies with market capitaliza-tions equal to those within the universe of the Russel Mid Cap Value Index stocks. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking mid-capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capital-ization above $2 billion, emphasizing those companies with market capitaliza-tion between $2 billion and $15 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

 IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed-income or debt
 securities because they
 represent indebtedness
 to the bondholder, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 mid-cap value, refer-
 ring to the type of
 securities the managers
 will choose for this
 fund.

 Mid-Capitalization Com-
 panies: The fund
 defines these companies
 as those with market
 capitalizations equal
 to those within the
 universe of the Russell
 Mid Cap Value Index
 stocks. Capitalization
 refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to main-tain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use deriva-tives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap growth stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not ful-fill its contractual obligation. In addition, some derivatives are more sensi-tive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Mid Cap Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

These returns assume payment of applicable sales charges.

As of 12/31                     Investor A Shares
-----------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-----------------------------------------------------------------------------
Best Quarter
Q4 '98: 13.49%

Worst Quarter
Q3 '98: -17.36%

                                    [GRAPH]

                                97      27.94%
                                98      -2.01%
                                99       0.71%
                                00      13.50%
As of 12/31/00
-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-----------------------------------------------------------------------------
                                             Since    Inception
                        1 Year   3 Years   Inception     Date
Mid Cap Value; Inv A     8.37%    2.27%      8.13%     12/27/96
Mid Cap Value; Inv B     8.16%    1.97%      8.26%     12/27/96
Mid Cap Value; Inv C    11.66%    3.08%      8.65%     12/27/96
Russell Mid Cap Value   19.19%    7.76%     13.63%       N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                             A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*         4.5%     0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales
 Charge (Load)                 0.0%     4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 141 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

                             A Shares B Shares C Shares
Advisory fees                  .80%     .80%     .80%
Distribution (12b-1) fees      .10%     .75%     .75%
Other expenses                 .79%     .79%     .79%
  Service fee                  .25%     .25%     .25%
  Processing fee               .15%     .15%     .15%
  Other                        .40%     .40%     .40%
Total annual fund operating
 expenses                     1.69%    2.34%    2.34%
Fee waivers and expense
 reimbursements*               .10%    - -      - -
Net expenses*                 1.59%    2.34%    2.34%

 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.64% (for Investor A Shares) and 2.39% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 148 for a discussion of these waivers and reimbursements.



  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and
 maintenance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $604  $  949  $1,318  $2,350
B Shares**
   Redemption     $687  $1,080  $1,450  $2,514***
B Shares
   No Redemption  $237   $ 730  $1,250  $2,514***
C Shares**
   Redemption     $337   $ 730  $1,250  $2,676
C Shares
   No Redemption  $237    $730  $1,250  $2,676

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders three different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advisors Inc. (BlackRock), including the following individuals who have day-to-day responsibility: Christian K. Stadlinger, Managing Director at BlackRock since 1996, Jarl Ginsberg, Vice President and investment analyst at BlackRock since 1998, and Cynthia Axelrod, Vice President and investment manager at BlackRock since March 2000. Prior to joining BlackRock, Mr. Stadlinger served as a Portfolio Manager and Research Analyst with Morgan Stanley Asset Management from 1989 to 1996. Mr. Ginsberg served as a research analyst at Kennedy Capital Management from 1994 to 1998, and Ms. Axelrod served as a Principal and Director at 1838 Investment Advisors from 1995 to 2000, where she co-managed their small cap value fund. Mr. Stadlinger has been a portfolio co-manager since inception and Mr. Ginsberg and Ms. Axelrod since June 2000.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
22

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                           Mid-Cap Value Equity Portfolio

                                    INVESTOR A SHARES                                  INVESTOR B SHARES
                                                                  For the                                            For the
                                                                  Period                                             Period
                            Year        Year        Year        12/27/96/1/    Year        Year        Year        12/27/96/1/
                            Ended       Ended       Ended         through      Ended       Ended       Ended         through
                           9/30/00     9/30/99     9/30/98        9/30/97     9/30/00     9/30/99     9/30/98        9/30/97
Net asset value at
 beginning of period       $11.33      $10.61      $12.77         $10.00      $11.26      $10.58      $12.78         $10.00
                           ------      ------      ------         ------      ------      ------      ------         ------
Income from investment
 operations
 Net investment income
  (loss)                     0.02        0.05        0.05           0.07       (0.07)      (0.04)      (0.03)          0.03
 Net gain (loss) on
  investments
  (both realized
  and unrealized)            1.56        0.72       (1.81)          2.78        1.55        0.72       (1.81)          2.79
                           ------      ------      ------         ------      ------      ------      ------         ------
  Total from investment
   operations                1.58        0.77       (1.76)          2.85        1.48        0.68       (1.84)          2.82
                           ------      ------      ------         ------      ------      ------      ------         ------
Less distributions
 Distributions from net
  investment income         (0.02)      (0.05)      (0.04)         (0.08)        - -         - -         - -          (0.04)
 Distributions from net
  realized capital gains    (0.25)        - -       (0.36)           - -       (0.25)        - -       (0.36)           - -
                           ------      ------      ------         ------      ------      ------      ------         ------
  Total distributions       (0.27)      (0.05)      (0.40)         (0.08)      (0.25)        - -       (0.36)         (0.04)
                           ------      ------      ------         ------      ------      ------      ------         ------
Net asset value at end of
 period                    $12.64      $11.33      $10.61         $12.77      $12.49      $11.26      $10.58         $12.78
                           ======      ======      ======         ======      ======      ======      ======         ======
Total return                14.17%/3/    7.14%/3/  (14.06)%/3/     28.51%/3/   13.35%/3/    6.33%/3/  (14.66)%/3/     28.23%/3/
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $3,805      $4,328      $3,983         $2,315      $4,871      $5,147      $6,375         $2,911
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.60%       1.59%       1.61%          1.61%/2/    2.34%       2.34%       2.35%          2.32%/2/
 Before
  advisory/administration
  fee waivers                1.60%       1.60%       1.67%          1.64%/2/    2.34%       2.34%       2.41%          2.36%/2/
 Ratios of net investment
  income to average
  net assets
 After
  advisory/administration
  fee waivers                0.19%       0.41%       0.41%          0.77%/2/   (0.55)%     (0.34)%     (0.33)%         0.04%/2/
 Before advisory/
  administration fee
  waivers                    0.19%       0.41%       0.35%          0.73%/2/   (0.55)%     (0.34)%     (0.39)%         0.00%/2/
Portfolio turnover rate       205%         88%         71%            36%        205%         88%         71%            36%

                            ---------------------------------------------------

                                    INVESTOR C SHARES
                                                                  For the
                                                                  Period
                            Year        Year        Year        12/27/96/1/
                            Ended       Ended       Ended         through
                           9/30/00     9/30/99     9/30/98        9/30/97
Net asset value
 at beginning of
 period                    $11.26      $10.58      $12.78         $10.00
                           ------      ------      ------         ------
Income from
 investment
 operations
 Net investment
  income (loss)             (0.06)      (0.03)      (0.02)          0.02
 Net gain (loss)
  on investments
  (both realized
  and unrealized)            1.54        0.71       (1.82)          2.80
                           ------      ------      ------         ------
  Total from
   investment
   operations                1.48        0.68       (1.84)          2.82
                           ------      ------      ------         ------
Less
 distributions
 Distributions
  from net
  investment
  income                      - -         - -         - -          (0.04)
 Distributions
  from net
  realized
  capital gains             (0.25)        - -       (0.36)           - -
                           ------      ------      ------         ------
  Total
   distributions            (0.25)        - -       (0.36)         (0.04)
                           ------      ------      ------         ------
Net asset value
 at end of period          $12.49      $11.26      $10.58         $12.78
                           ======      ======      ======         ======
Total return                13.35%/3/    6.33%/3/  (14.66)%/3/     28.23%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $  946      $  420       $ 259           $ 21
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                2.34%       2.34%       2.33%          2.33%/2/
 Before
  advisory/administration
  fee waivers                2.34%       2.34%       2.39%          2.37%/2/
 Ratios of net
  investment
  income to
  average
  net assets
 After
  advisory/administration
  fee waivers               (0.58)%     (0.34)%     (0.28)%         0.13%/2/
 Before advisory/
  administration
  fee waivers               (0.58)%     (0.34)%     (0.34)%         0.09%/2/
Portfolio
 turnover rate                205%         88%         71%            36%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.
                           --------------------------

             BlackRock
[GRAPHIC]    Mid-Cap Growth Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS


 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security ana-
 lysts attempt to iden-
 tify companies with
 earnings growth poten-
 tial because a pattern
 of earnings growth gen-
 erally causes share
 prices to increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholder, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idends and sell at rel-
 atively high prices.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 mid-cap growth, refer-
 ring to the type of
 securities the managers
 will choose for this
 fund.

 Mid-Capitalization Com-
 panies: The fund
 defines these companies
 as those with capital-
 ization of from $2 bil-
 lion to $15 billion,
 which applies to about
 25% of the public U.S.
 equity market. Capital-
 ization refers to the
 market value of the
 company and is calcu-
 lated by multiplying
 the number of shares
 outstanding by the cur-
 rent price per share.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in U.S. mid-capi-talization growth companies (market capitalization between $2 billion and $15 billion) which he believes have above-average earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The manager initially screens for "growth" stocks from the universe of compa-nies with market capitalization above $2 billion, emphasizing those companies with market capitalization between $2 billion and $15 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specified price on a specified date.

The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap value stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to have above-average earn-ings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
26

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Mid Cap Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.



As of 12/31                     Investor A Shares
-----------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-----------------------------------------------------------------------------

Best Quarter
Q4 '99: 61.35%
Worst Quarter
Q4 '00: -25.23%
                                    [GRAPH]
                                97      14.15%
                                98      21.66%
                                99     120.08%
                                00     -11.67%
As of 12/31/00
-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-----------------------------------------------------------------------------
                                               Since     Inception
                          1 Year   3 Years   Inception      Date
Mid Cap Growth; Inv A     -15.63%   31.18%    26.74%      12/27/96
Mid Cap Growth; Inv B     -16.13%   31.66%    27.14%      12/27/96
Mid Cap Growth; Inv C     -12.89%   32.31%    27.37%      12/27/96
Russell Mid Cap Growth    -11.75%   16.32%    17.82%         N/A
These returns assume payment of applicable sales charges.

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                             A Shares B Shares C Shares

Maximum Sales Charge (Load)    4.5%     0.0%    0.0%
 Imposed on Purchases*
(as percentage of offering
 price)
Maximum Deferred Sales
 Charge (Load)                 0.0%     4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 141 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .80%     .80%     .80%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses                   .77%     .77%     .77%
  Service fee                    .25%     .25%     .25%
  Processing fee                 .15%     .15%     .15%
  Other                          .37%     .37%     .37%
Total annual fund operating
 expenses                       1.67%    2.32%    2.32%
Fee waivers and expense
 reimbursements*                 .10%     - -      - -
Net expenses*                   1.57%    2.32%    2.32%

 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.64% (for Investor A Shares) and 2.39% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 148 for a discussion of these waivers and reimbursements.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $603  $  944  $1,308  $2,329
B Shares**
   Redemption     $685  $1,074  $1,440  $2,494***
B Shares
   No Redemption  $235  $  724  $1,240  $2,494***
C Shares**
   Redemption     $335  $  724  $1,240  $2,656
C Shares
   No Redemption  $235  $  724  $1,240  $2,656

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advi-sors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: William Wykle, Managing Director of BlackRock since 1995, Thomas Callan, Managing Director of BlackRock since 1996, and Amy Hogan, Manag-ing Director of BlackRock since August 1999. Prior to joining

BlackRock, William Wykle served as an investment manager for PNC Bank from 1986 to 1995, Thomas Callan served as an equity analyst for PNC Bank from 1993 to 1996, and Amy Hogan was a Managing Director with Columbus Circle Investors for 13 years. William Wykle has been a portfolio co-manager since inception, Thomas Callan since May 1998 and Amy Hogan since October 1999.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
30

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                             Mid-Cap Growth Equity Portfolio

                                    INVESTOR A SHARES
                                                                  For the
                                                                  Period
                            Year        Year        Year        12/27/96/1/
                            Ended       Ended       Ended         through
                           9/30/00     9/30/99     9/30/98        9/30/97
Net asset value at
 beginning of period       $ 18.85     $ 11.02     $12.14         $10.00
                           -------     -------     ------         ------
Income from investment
 operations
 Net investment income       (0.13)      (0.11)     (0.07)         (0.03)
 Net gain (loss) on
  investments
  (both realized
  and unrealized)            13.82        7.94      (0.95)          2.17
                           -------     -------     ------         ------
  Total from investment
   operations                13.69        7.83      (1.02)          2.14
                           -------     -------     ------         ------
Less distributions
 Distributions from
  capital                      - -         - -      (0.01)           - -
 Distributions from net
  realized capital gains     (6.62)        - -      (0.09)           - -
                           -------     -------     ------         ------
  Total distributions        (6.62)        - -      (0.10)           - -
                           -------     -------     ------         ------
Net asset value at end of
 period                    $ 25.92     $ 18.85     $11.02         $12.14
                           =======     =======     ======         ======
Total return                 90.62%/3/   71.05%/3/  (8.42)%/3/     21.40%/3/
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $83,152     $12,795     $4,090         $2,650
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                 1.57%       1.58%      1.61%          1.59%/2/
 Before
  advisory/administration
  fee waivers                 1.57%       1.59%      1.67%          1.63%/2/
 Ratios of net investment
  income to average
  net assets
 After
  advisory/administration
  fee waivers                (0.80)%     (0.95)%    (0.85)%        (0.73)%/2/
 Before
  advisory/administration
  fee waivers                (0.80)%     (0.96)%    (0.91)%        (0.77)%/2/
Portfolio turnover rate        425%        318%       204%            64%

                              INVESTOR B SHARES
                                                                   For the
                                                                   Period
                             Year        Year        Year        12/27/96/1/
                            Ended        Ended       Ended         through
                           9/30/00      9/30/99     9/30/98        9/30/97
Net asset value at
 beginning of period       $  18.52     $ 10.90     $12.11         $10.00
                           ------------ ----------- ------------ --------------
Income from investment
 operations
 Net investment income        (0.22)      (0.18)     (0.14)         (0.05)
 Net gain (loss) on
  investments
  (both realized
  and unrealized)             13.44        7.80      (0.97)          2.16
                           ------------ ----------- ------------ --------------
  Total from investment
   operations                 13.22        7.62      (1.11)          2.11
                           ------------ ----------- ------------ --------------
Less distributions
 Distributions from
  capital                       - -         - -      (0.01)           - -
 Distributions from net
  realized capital gains      (6.62)        - -      (0.09)           - -
                           ------------ ----------- ------------ --------------
  Total distributions         (6.62)        - -      (0.10)           - -
                           ------------ ----------- ------------ --------------
Net asset value at end of
 period                    $  25.12     $ 18.52     $10.90         $12.11
                           ============ =========== ============ ==============
Total return                  89.38%/3/   69.91%/3/  (9.19)%/3/     21.10%/3/
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $122,726     $12,698     $4,088         $2,691
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  2.31%       2.33%      2.35%          2.32%/2/
 Before
  advisory/administration
  fee waivers                  2.31%       2.34%      2.41%          2.36%/2/
 Ratios of net investment
  income to average
  net assets
 After
  advisory/administration
  fee waivers                 (1.53)%     (1.70)%    (1.60)%        (1.50)%/2/
 Before
  advisory/administration
  fee waivers                 (1.53)%     (1.71)%    (1.66)%        (1.54)%/2/
Portfolio turnover rate         425%        318%       204%            64%

                                     INVESTOR C SHARES
                                                                   For the
                                                                   Period
                             Year        Year        Year        12/27/96/1/
                             Ended       Ended       Ended         through
                            9/30/00     9/30/99     9/30/98        9/30/97
Net asset value at
 beginning of period        $ 18.52     $10.90      $12.11         $10.00
                            -------     ------      ------         ------
Income from investment
 operations
 Net investment income
  (loss)                     (0.21)      (0.10)      (0.14)         (0.07)
 Net gain (loss) on
  investments
  (both realized
  and unrealized)             13.41       7.72       (0.97)          2.18
                            -------     ------      ------         ------
  Total from investment
   operations                 13.20       7.62       (1.11)          2.11
                            -------     ------      ------         ------
Less distributions
 Distributions from capital     - -        - -       (0.01)           - -
 Distributions from net
  realized capital gains      (6.62)       - -       (0.09)           - -
                            -------     ------      ------         ------
  Total distributions         (6.62)       - -       (0.10)           - -
                            -------     ------      ------         ------
Net asset value at end of
 period                     $ 25.10     $18.52      $10.90         $12.11
                            =======     ======      ======         ======
Total return                  89.23%/2/  69.91%/3/   (9.19)%/3/     21.10%/3/
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)     $61,542     $1,770        $230         $   85
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  2.30%      2.33%       2.34%          2.35%/2/
 Before
  advisory/administration
  fee waivers                  2.30%      2.34%       2.40%          2.39%/2/
 Ratios of net investment
  income to average
  net assets
 After
  advisory/administration
  fee waivers                 (1.51)%    (1.70)%     (1.56)%        (1.49)%/2/
 Before
  advisory/administration
  fee waivers                 (1.51)%    (1.71)%     (1.62)%        (1.53)%/2/
Portfolio turnover rate         425%       318%        204%            64%

                             --------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
   [GRAPHIC] Small Cap Value Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. small capi-talization value companies, defined as those companies with market capitaliza-tions equal to those within the universe of the Russell 2000 Value Index stocks. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking small capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capital-ization under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a spe
 IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed-income or debt
 securities because they
 represent indebtedness
 to the bondholder, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 small cap value, refer-
 ring to the type of
 securities the managers
 will choose for this
 fund.

 Small Capitalization
 Companies: The fund
 defines these companies
 as those with market
 capitalizations equal
 to those within the
 universe of the Russell
 2000 Value Index
 stocks. Capitalization
 refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.

cific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending invest-ment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loan securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap growth stocks may outperform this fund.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000 Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. Investor A Shares were launched in June 1992, Investor B Shares were launched in October 1994, and Investor C Shares were launched in October 1996. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.
34

As of 12/31                     Investor A Shares
-----------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-----------------------------------------------------------------------------

Best Quarter
Q2 '98: 18.48%

Worst Quarter
Q3 '98: -19.59%

                                    [GRAPH]

                                93      18.53%
                                94      -0.78%
                                95      22.60%
                                96      19.34%
                                97      35.04%
                                98      -6.62%
                                99      -5.34%
                                00      19.95%

As of 12/31/00
-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-----------------------------------------------------------------------------
                                                     Since    Inception
                         1 Year  3 Years  5 Years  Inception     Date
Small Cap Value; Inv A   14.58%   0.41%    10.29%   12.28%     04/13/92
Small Cap Value; Inv B   14.44%   0.00%    10.19%   12.30%     04/13/92
Small Cap Value; Inv C   18.01%   1.17%    10.47%   12.31%     04/13/92
Russell 2000 Value       22.82%   4.24%    12.61%   14.22%       N/A*

 * For comparative purposes, the value of the index on 03/31/92 is used as the beginning value on 04/13/92.
** The chart and the table both assume reinvestment of dividends and distribu-tions.

These returns assume payment of applicable sales charges.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.
Shareholder Fees (Fees paid directly from your investment)

                             A Shares B Shares C Shares
Maximum Sales Charge (Load)
 Imposed on Purchases*         4.5%     0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales
 Charge (Load)                 0.0%     4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 141 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and
 maintenance.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

                             A Shares B Shares C Shares
Advisory fees                  .55%     .55%     .55%
Distribution (12b-1) fees      .10%     .75%     .75%
Other expenses/1/              .78%     .78%     .78%
  Service fees                 .25%     .25%     .25%
  Processing fees              .15%     .15%     .15%
  Other                        .38%     .38%     .38%
Total annual fund operating
 expenses                     1.43%    2.08%    2.08%
Fee waivers and expense
 reimbursements*               .10%     - -      - -
Net expenses*                 1.33%    2.08%    2.08%

 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.35% (for Investor A Shares) and 2.10% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 148 for a discussion of these waivers and reimbursements.

 /1/"Other expenses" have been restated to reflect current expenses.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years
A Shares*         $579  $  873  $1,187  $2,078
B Shares**
   Redemption     $661  $1,002  $1,319  $2,244***
B Shares
   No Redemption  $211  $  652  $1,119  $2,244***
C Shares**
   Redemption     $311  $  652  $1,119  $2,410
C Shares
   No Redemption  $211  $  652  $1,119  $2,410

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C
36

Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge
(CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advi-sors, Inc. (BlackRock), including the following individuals who have a day-to-day responsibility: Christian K. Stadlinger, Managing Director at BlackRock since 1996, Jarl Ginsberg, Vice President and investment analyst at BlackRock since 1996 and Cynthia Axelrod, Vice President and investment manager at Black-Rock since March 2000. Prior to joining BlackRock, Mr. Stadlinger served as a Portfolio Manager and Equity Analyst with Morgan Stanley Asset Management from 1989 to 1996, Mr. Ginsberg served as research analyst at Kennedy Capital Man-agement from 1994 to 1998 and Ms. Axelrod served as a Principal and Director at 1838 Investment Advisors from 1995 to 2000, where she co-managed their small cap value fund. Mr. Stadlinger has headed the fund's portfolio management team since 1996, and Mr. Ginsberg and Ms. Axelrod have been portfolio co-managers since June 2000.

Financial Highlights
The financial information in the table on the opposite page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                     Small Cap Value Equity Portfolio

                                      INVESTOR A SHARES


                            Year        Year        Year         Year        Year
                            Ended       Ended       Ended        Ended       Ended
                           9/30/00     9/30/99     9/30/98      9/30/97     9/30/96
Net asset value
 at beginning of
 period                    $ 14.71     $ 14.88     $ 20.20      $ 15.97     $ 15.14
                           -------     -------     -------      -------     -------
Income from
 investment
 operations
 Net investment
  income (loss)              (0.02)       0.03        0.06         0.10        0.03
 Net gain (loss)
  on investments
  (both realized
  and unrealized)             2.46        0.69       (3.20)        6.40        1.69
                           -------     -------     -------      -------     -------
  Total from
   investment
   operations                 2.44        0.72       (3.14)        6.50        1.72
                           -------     -------     -------      -------     -------
Less
 distributions
 Distributions
  from net
  investment
  income                     (0.05)      (0.07)      (0.06)       (0.10)      (0.02)
 Distributions in
  excess of net
  investment
  income                       - -       (0.15)        - -          - -         - -
 Distributions
  from net
  realized
  capital gains                - -       (0.67)      (2.12)       (2.17)      (0.87)
                           -------     -------     -------      -------     -------
  Total
   distributions             (0.05)      (0.89)      (2.18)       (2.27)      (0.89)
                           -------     -------     -------      -------     -------
Net asset value
 at end of period          $ 17.10     $ 14.71     $ 14.88      $ 20.20     $ 15.97
                           =======     =======     =======      =======     =======
Total return                 16.60%/3/    4.71%/3/  (17.43)%/3/   46.85%/3/   12.06%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $25,719     $31,843     $34,286      $34,031     $24,605
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                 1.32%       1.30%       1.32%        1.34%       1.32%
 Before
  advisory/administration
  fee waivers                 1.32%       1.30%       1.33%        1.35%       1.33%
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                 0.31%       0.44%       0.32%        0.63%       0.20%
 Before
  advisory/administration
  fee waivers                 0.31%       0.44%       0.31%        0.62%       0.19%
Portfolio
 turnover rate                 168%         48%         45%          66%         50%

                                      INVESTOR B SHARES


                            Year        Year        Year         Year        Year
                            Ended       Ended       Ended        Ended       Ended
                           9/30/00     9/30/99     9/30/98      9/30/97     9/30/96
Net asset value
 at beginning of
 period                    $ 14.31     $ 14.53     $ 19.86      $ 15.80     $15.06
                           ----------- ----------- ------------ ----------- -----------
Income from
 investment
 operations
 Net investment
  income (loss)              (0.23)      (0.06)      (0.02)        0.08      (0.04)
 Net gain (loss)
  on investments
  (both realized
  and unrealized)             2.48        0.66       (3.19)        6.19       1.65
                           ----------- ----------- ------------ ----------- -----------
  Total from
   investment
   operations                 2.25        0.60       (3.21)        6.27       1.61
                           ----------- ----------- ------------ ----------- -----------
Less
 distributions
 Distributions
  from net
  investment
  income                       - -         - -         - -        (0.04)       - -
 Distributions in
  excess of net
  investment
  income                       - -       (0.15)        - -          - -        - -
 Distributions
  from net
  realized
  capital gains                - -       (0.67)      (2.12)       (2.17)     (0.87)
                           ----------- ----------- ------------ ----------- -----------
  Total
   distributions               - -       (0.82)      (2.12)       (2.21)     (0.87)
                           ----------- ----------- ------------ ----------- -----------
Net asset value
 at end of period          $ 16.56     $ 14.31     $ 14.53      $ 19.86     $15.80
                           =========== =========== ============ =========== ===========
Total return                 15.72%/3/    3.93%/3/  (18.08)%/3/   45.67%/3/  11.34%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $11,831     $19,000     $20,717      $11,001     $2,357
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                 2.08%       2.08%       2.08%        2.07%      2.04%
 Before
  advisory/administration
  fee waivers                 2.08%       2.08%       2.09%        2.08%      2.05%
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                (0.43)%     (0.34)%     (0.43)%      (0.15)%    (0.50)%
 Before
  advisory/administration
  fee waivers                (0.43)%     (0.34)%     (0.44)%      (0.16)%    (0.51)%
Portfolio
 turnover rate                 168%         48%         45%          66%        50%

                                     INVESTOR C SHARES
                                                                   For the
                                                                   Period
                             Year        Year        Year        10/01/96/1/
                             Ended       Ended       Ended         through
                            9/30/00     9/30/99     9/30/98        9/30/97
Net asset value at
 beginning of period        $14.31      $14.53      $19.86         $15.76
                            ------      ------      ------         ------
Income from investment
 operations
 Net investment income
  (loss)                     (0.28)      (0.01)      (0.04)          0.02
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                 2.54        0.61       (3.17)          6.29
                            ------      ------      ------         ------
  Total from investment
   operations                 2.26        0.60       (3.21)          6.31
                            ------      ------      ------         ------
Less distributions
 Distributions from net
  investment income            - -         - -         - -          (0.04)
 Distributions in excess
  of net investment income     - -       (0.15)        - -            - -
 Distributions from net
  realized capital gains       - -       (0.67)      (2.12)         (2.17)
                            ------      ------      ------         ------
  Total distributions          - -       (0.82)      (2.12)         (2.21)
                            ------      ------      ------         ------
Net asset value at end of
 period                     $16.57      $14.31      $14.53         $19.86
                            ======      ======      ======         ======
Total return                 15.79%/3/    3.93%/3/  (18.08)%/3/     46.04%/3/
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)     $4,666      $9,162      $5,491         $2,109
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                 2.08%       2.08%       2.08%          2.04%/2/
  Before
   advisory/administration
   fee waivers                2.08%       2.08%       2.09%          2.05%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                (0.43)%     (0.34)%     (0.42)%        (0.18)%/2/
 Before
  advisory/administration
  fee waivers                (0.43)%     (0.34)%     (0.43)%        (0.19)%/2/
Portfolio turnover rate        168%         48%         45%            66%

                     ----------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
[GRAPHIC]    Small Cap Growth Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS


 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security ana-
 lysts attempt to iden-
 tify companies with
 earnings growth poten-
 tial because a pattern
 of earnings growth gen-
 erally causes share
 prices to increase.

 Equity Security: A
 security such as stock,
 representing ownership
 in a company. Bonds, in
 comparison, are
 referred to as fixed-
 income or debt securi-
 ties because they rep-
 resent indebtedness to
 the bondholder, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idends and sell at rel-
 atively high prices.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 small cap growth,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Small Capitalization
 Companies: The fund
 defines these companies
 as those with a total
 market capitalization
 of under $2 billion.
 Capitalization refers
 to the market value of
 the company and is cal-
 culated by multiplying
 the number of shares
 outstanding by the cur-
 rent price per share.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in U.S. small capi-talization growth companies (market capitalization under $2 billion) which he believes have above-average earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in pre-ferred stock and securities convertible into common and preferred stock.

The manager initially screens for "growth" stocks from the universe of compa-nies with market capitalization under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to pur-chase the stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specified price on a specified date.

The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for specula-tion to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap value stocks may outperform this fund.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will nor-mally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to pro-duce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to have above-average earn-ings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall
40
securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contrac-tual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than oth-ers.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000 Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor B and C Shares were launched is based upon performance for Investor A Shares of the fund. Investor A Shares were launched in September 1993, Investor B Shares were launched in January 1996 and Investor C Shares were launched in September 1996. The actual return of Investor B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than Investor A Shares.

As of 12/31                     Investor A Shares
-----------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------

Best Quarter
Q4 '99: 49.21%

Worst Quarter
Q4 '00: -20.61%

                                    [GRAPH]

                                94       5.40%
                                95      46.39%
                                96      31.14%
                                97       8.65%
                                98       6.82%
                                99      71.89%
                                00     -13.84%

As of 12/31/00
-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-----------------------------------------------------------------------------
                                                          Since    Inception
                           1 Year   3 Years   5 Years   Inception     Date
Small Cap Growth; Inv A   -17.73%    14.74%    16.57%     18.46%    09/14/93
Small Cap Growth; Inv B   -18.14%    14.82%    16.57%     18.61%    09/14/93
Small Cap Grwoth; Inv C   -15.14%    15.68%    16.78%     18.61%    09/14/93
Russell 2000 Growth       -22.43%     3.97%     7.15%      9.33%      N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.

These returns assume payment of applicable sales charges.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                             A Shares B Shares  C Shares
Maximum Sales Charge (Load)
 Imposed on Purchases*         4.5%     0.0%      0.0%
(as percentage of offering
 price)
Maximum Deferred Sales
 Charge (Load)                 0.0%     4.5%**   1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 141 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares
Advisory fees                    .51%     .51%     .51%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses/1/                .74%     .74%     .74%
  Service fee                    .25%     .25%     .25%
  Processing fee                 .15%     .15%     .15%
  Other                          .34%     .34%     .34%
Total annual fund operating
 expenses                       1.35%    2.00%    2.00%
Fee waivers and expense
 reimbursements*                 .10%     - -      - -
Net expenses*                   1.25%    2.00%    2.00%

 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.33% (for Investor A Shares) and 2.07% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 148 for a discussion of these waivers and reimbursements.
 /1/ "Other expenses" have been restated to reflect current expenses.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years
A Shares*         $572   $849   $1,147  $1,993
B Shares**
   Redemption     $653   $977   $1,278  $2,160***
B Shares
   No Redemption  $203   $627   $1,078  $2,160***
C Shares**
   Redemption     $303   $627   $1,078  $2,327
C Shares
   No Redemption  $203   $627   $1,078  $2,327

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advi-sors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: William Wykle, Managing Director of BlackRock since 1995, Thomas Callan, Managing Director of BlackRock since 1996, and Amy Hogan, Man-aging Director of BlackRock since August 1999. Prior to joining BlackRock, William Wykle served as an investment manager for PNC Bank from 1986 to 1995, Thomas Callan served as an equity analyst for PNC Bank from 1993 to 1996, and Amy Hogan was a Managing Director with Columbus Circle Investors for 13 years. William Wykle has been a portfolio co-manager since inception, Thomas Callan since May 1998 and Amy Hogan since October 1999.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                          Small Cap Growth Equity Portfolio

                                    INVESTOR A
                                      SHARES
                       Year        Year        Year         Year        Year
                      Ended        Ended       Ended        Ended       Ended
                     9/30/00      9/30/99     9/30/98      9/30/97     9/30/96
Net asset value
 at beginning of
 period              $  24.73     $ 17.12     $ 23.25      $ 21.69     $ 14.98
                     --------     -------     -------      -------     -------
Income from
 investment
 operations
 Net investment
  (loss)                (0.06)      (0.13)      (0.11)       (0.04)      (0.06)
 Net gain (loss)
  on investments
  (both realized
  and unrealized)       13.94        7.74       (4.88)        3.09        6.77
                     --------     -------     -------      -------     -------
  Total from
   investment
   operations           13.88        7.61       (4.99)        3.05        6.71
                     --------     -------     -------      -------     -------
Less
 distributions
 Distributions
  from capital            - -         - -       (0.02)         - -         - -
 Distributions
  from net
  realized
  capital gains         (4.14)        - -       (1.12)       (1.49)        - -
                     --------     -------     -------      -------     -------
  Total
   distributions        (4.14)        - -       (1.14)       (1.49)        - -
                     --------     -------     -------      -------     -------
Net asset value
 at end of period    $  34.47     $ 24.73     $ 17.12      $ 23.25     $ 21.69
                     ========     =======     =======      =======     =======
Total return            61.96%/3/   44.37%/3/  (22.31)%/3/   15.28%/3/   44.79%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)     $175,112     $79,478     $48,190      $57,323     $27,954
 Ratios of
  expenses to
  average net
  assets
 After advisory/
  administration
  fee waivers            1.23%       1.23%       1.32%        1.34%       1.33%
 Before
  advisory/
  administration
  fee waivers            1.23%       1.23%       1.32%        1.34%       1.35%
 Ratios of net
  investment
  income to
  average net
  assets
 After advisory/
  administration
  fee waivers           (0.21)%     (0.66)%     (0.61)%      (0.46)%     (0.55)%
 Before
  advisory/
  administration
  fee waivers           (0.21)%     (0.66)%     (0.61)%      (0.46)%     (0.57)%
Portfolio
 turnover rate            218%        176%        159%          82%         89%

                                     INVESTOR B
                                       SHARES
                                                                       For the
                                                                        Period
                      Year        Year        Year         Year       1/18/96/1/
                      Ended       Ended       Ended        Ended       through
                     9/30/00     9/30/99     9/30/98      9/30/97      9/30/96
Net asset value
 at beginning of
 period              $ 23.97     $ 16.73     $ 22.89      $ 21.53       $14.87
                     ----------- ----------- ------------ ----------- -------------
Income from
 investment
 operations
 Net investment
  (loss)               (0.26)      (0.33)      (0.22)       (0.07)       (0.07)
 Net gain (loss)
  on investments
  (both realized
  and unrealized)      13.48        7.57       (4.80)        2.92         6.73
                     ----------- ----------- ------------ ----------- -------------
  Total from
   investment
   operations          13.22        7.24       (5.02)        2.85         6.66
                     ----------- ----------- ------------ ----------- -------------
Less
 distributions
 Distributions
  from capital           - -         - -       (0.02)         - -          - -
 Distributions
  from net
  realized
  capital gains        (4.14)        - -       (1.12)       (1.49)         - -
                     ----------- ----------- ------------ ----------- -------------
  Total
   distributions       (4.14)        - -       (1.14)       (1.49)         - -
                     ----------- ----------- ------------ ----------- -------------
Net asset value
 at end of period    $ 33.05     $ 23.97     $ 16.73      $ 22.89       $21.53
                     =========== =========== ============ =========== =============
Total return           61.07%/3/   43.28%/3/  (22.89)%/3/   14.47%/3/    38.27%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)     $95,922     $44,109     $38,485      $40,270       $6,520
 Ratios of
  expenses to
  average net
  assets
 After advisory/
  administration
  fee waivers           1.98%       2.00%       2.07%        2.07%        2.06%/2/
 Before
  advisory/
  administration
  fee waivers           1.98%       2.00%       2.07%        2.07%        2.08%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After advisory/
  administration
  fee waivers          (0.96)%     (1.43)%     (1.36)%      (1.23)%      (1.34)%/2/
 Before
  advisory/
  administration
  fee waivers          (0.96)%     (1.43)%     (1.36)%      (1.23)%      (1.36)%/2/
Portfolio
 turnover rate           218%        176%        159 %         82%          89%

                               INVESTOR C
                                 SHARES
                                                                       For the
                                                                       Period
                      Year        Year        Year         Year       9/6/96/1/
                      Ended       Ended       Ended        Ended       through
                     9/30/00     9/30/99     9/30/98      9/30/97      9/30/96
Net asset value
 at beginning of
 period              $ 23.97     $ 16.73     $ 22.89      $ 21.53      $19.66
                     -------     -------     -------      -------      ------
Income from
 investment
 operations
 Net investment
  (loss)               (0.22)      (0.35)      (0.26)       (0.11)      (0.01)
 Net gain (loss)
  on investments
  (both realized
  and
  unrealized)          13.44        7.59       (4.76)        2.96        1.88
                     -------     -------     -------      -------      ------
  Total from
   investment
   operations          13.22        7.24       (5.02)        2.85        1.87
                     -------     -------     -------      -------      ------
Less
 distributions
 Distributions
  from capital           - -         - -       (0.02)         - -         - -
 Distributions
  from net
  realized
  capital gains        (4.14)        - -       (1.12)       (1.49)        - -
                     -------     -------     -------      -------      ------
  Total
   distributions       (4.14)        - -       (1.14)       (1.49)        - -
                     -------     -------     -------      -------      ------
Net asset value
 at end of
 period              $ 33.05     $ 23.97     $ 16.73      $ 22.89      $21.53
                     =======     =======     =======      =======      ======
Total return           61.07%/3/   43.28%/3/  (22.89)%/3/   14.47%/3/    9.51%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)     $49,276     $13,541     $11,931      $14,106      $  329
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/
  administration
  fee waivers           1.99%       2.05%       2.09%        2.07%       1.74%/2/
 Before
  advisory/
  administration
  fee waivers           1.99%       2.05%       2.09%        2.07%       1.76%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/
  administration
  fee waivers          (0.92)%     (1.48)%     (1.38)%      (1.25)%     (0.93)%/2/
 Before
  advisory/
  administration
  fee waivers          (0.92)%     (1.48)%     (1.38)%      (1.25)%     (0.95)%/2/
Portfolio
 turnover rate           218%        176%        159 %         82%         89%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
[GRAPHIC]    Global Science & Technology
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager will invest primarily in equity securities of U.S. and foreign companies selected for their rapid and sustain-able growth potential from the development, advancement and use of science and/or technology. The fund normally invests at least 65% of its total assets in equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities.

The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund may also invest in Rule 144A securities, which are privately placed securities pur-chased by qualified institutional buyers. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager will invest in U.S. and foreign companies (including compa-nies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The manager screens for "growth" stocks from the universe of companies with market capitalizations greater than $25 million. The manager then screens for companies in the sci-ence and technology sectors with earnings growth potential of 20% or higher. Of these companies, generally only the top 35% with respect to earnings growth potential will be considered appropriate investments. Once these candidates have been identified, the manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The manager, in an attempt to reduce portfolio risk, will diversify by invest-ing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the fund's portfolio holdings include:
  . network storage components
  . digital media infrastructure
  . peripherals and intelligent systems
  . broadband infrastructure
  . optical networks

  IMPORTANT DEFINITIONS

 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security
 analysts attempt to
 identify companies with
 earnings growth
 potential because a
 pattern of earnings
 growth generally causes
 share prices to
 increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that
 concentrates on
 "fundamental"
 information about the
 company (such as its
 income statement,
 balance sheet, earnings
 and sales history,
 products and
 management) to attempt
 to forecast future
 stock value.

 Growth Companies: All
 stocks are generally
 divided into the
 categories of "growth"
 or "value," although
 there are times when a
 growth fund and value
 fund may own the same
 stock. Growth stocks
 are companies whose
 earnings growth
 potential appears to
 the manager to be
 greater than the market
 in general and whose
 revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low
 dividends and sell at
 relatively high prices.
 Value stocks are
 companies that appear
 to the manager to be
 undervalued by the
 market as measured by
 certain financial
 formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 global science and
 technology growth,
 referring to the type
 of securities the
 managers will choose
 for this fund.

 Market Capitalization:
 Market capitalization
 refers to the market
 value of a company and
 is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

  . wireless broadband
  . e-business software
  . e-commerce services
  . e-tailers
  . e-networking software
  . business to business e-commerce enterprise software
  . semiconductor
  . virtual private network
  . interactive architects
  . biotechnology
  . genomics
  . combinatorial chemistry
  . ultra high-throughput screening
  . rational drug design
  . signal transduction
  . gene therapy

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operation, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund's manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against move-ments in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

The fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund's returns could suf-fer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regu-lations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

The fund may invest in companies that have relatively small market capitaliza-tions. These organizations will normally have more limited product lines, mar-kets and financial resources and will be dependent upon a more limited manage-ment group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationaliza-tion or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than compara-ble investments in U.S. companies. There is less government regulation of for-eign securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes have above-average earnings growth potential, there is no guarantee that the shares will increase in value.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that quali-fied institutional buyers become uninterested in purchasing these types of securities.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securi-ties whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many coun-tries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attribut-able to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
50

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares
Maximum Sales Charge (Load)
 Imposed on Purchases*           5.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales
 Charge (Load)                   0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 141 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares
Advisory fees                    .90%     .90%     .90%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses/1/                .77%     .77%     .77%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .37%     .37%     .37%
Total annual fund operating
 expenses                       1.77%    2.42%    2.42%
Fee waivers and expense
 reimbursements*                 .10%      --       --
Net expenses*                   1.67%    2.42%    2.42%

 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.67% (for Investor A Shares) and 2.42% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 148 for a discussion of these waivers and reimbursements.
 /1/"Other expenses" are based on estimated amounts for the current fiscal year.


  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years
A Shares*         $661  $1,020
B Shares**
   Redemption     $695  $1,105
B Shares
   No Redemption  $245  $ 755
C Shares**
   Redemption     $345  $ 755
C Shares
   No Redemption  $245  $ 755

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advi-sors, Inc. (BlackRock). This team also is involved in the management of the BlackRock Mid-Cap Growth Equity Portfolio, the BlackRock Small Cap Growth Equity Portfolio, the BlackRock Micro-Cap Equity Portfolio and the BlackRock
International Small Cap Equity Portfolio. The team includes the fol     -
52
lowing individuals who have day-to-day responsibility: William Wykle, Thomas Callan, Michael Carey and Jean Rosenbaum.

William Wykle has been a Managing Director with BlackRock since 1995 and served as an investment manager for PNC Bank from 1986 to 1995. He has co-managed the fund since its inception.

Thomas Callan has been a Managing Director with BlackRock since 1996 and served as an equity analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Michael Carey has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1996 and served as a fixed income analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.



Jean Rosenbaum has been Vice President with BlackRock since 2000, an equity analyst with BFM since 1997, and served as an equity analyst for PNC Bank from 1994 to 1997. She has co-managed the fund since its inception.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                            Global Science & Technology Portfolio

                                                INVESTOR A     INVESTOR B
                                                  SHARES         SHARES
                                                 For the        For the
                                                  Period         Period
                                                5/15/00/1/     5/15/00/1/
                                                 through        through
                                                 9/30/00        9/30/00
Net asset value at beginning of period           $ 10.00        $ 10.00
                                                 -------        -------
Income from investment operations
 Net investment (loss)                             (0.02)         (0.03)
 Net gain on investments (both realized
  and unrealized)                                   2.49           2.47
                                                 -------        -------
  Total from investment operations                  2.47           2.44
                                                 -------        -------
Less distributions
 Distributions from net investment income            - -            - -
 Distributions from net realized capital gains       - -            - -
                                                 -------        -------
  Total distributions                                - -            - -
                                                 -------        -------
Net asset value at end of period                 $ 12.47        $ 12.44
                                                 =======        =======
Total return                                       24.70%/3/      24.40%/3/
Ratios/Supplemental data
 Net assets at end of period (in thousands)      $41,474        $60,094
 Ratios of expenses to average net assets
 After advisory/administration fee waivers          1.67%/2/       2.42%/2/
 Before advisory/administration fee waivers         2.66%/2/       3.41%/2/
 Ratios of net investment income to average net
  assets
 After advisory/administration fee waivers         (0.68)%/2/     (1.43)%/2/
 Before advisory/administration fee waivers        (1.67)%/2/     (2.42)%/2/
Portfolio turnover rate                              175%           175%

                            ----------------------------------

                                            INVESTOR C
                                              SHARES
                                             For the
                                              Period
                                            5/15/00/1/
                                             through
                                             9/30/00
Net asset value at beginning of period       $ 10.00
                                             -------
Income from investment operations
 Net investment (loss)                         (0.03)
 Net gain on investments (both realized
  and unrealized)                               2.47
                                             -------
  Total from investment operations              2.44
                                             -------
Less distributions
 Distributions from net investment income        - -
 Distributions from net realized capital
  gains                                          - -
                                             -------
  Total distributions                            - -
                                             -------
Net asset value at end of period             $ 12.44
                                             =======
Total return                                   24.40%/3/
Ratios/Supplemental data
 Net assets at end of period (in thousands)  $13,057
 Ratios of expenses to average net assets
 After advisory/administration fee waivers      2.42%/2/
 Before advisory/administration fee
  waivers                                       3.41%/2/
 Ratios of net investment income to average
  net
  assets
 After advisory/administration fee waivers     (1.43)%/2/
 Before advisory/administration fee
  waivers                                      (2.42)%/2/
Portfolio turnover rate                          175%

                            ------------------

/1/  Commencement of operations of share class.
/2/  Annualized.
/3/ Neither front-end sales load nor contingent deferred sales load is reflected in total return.
54

             BlackRock
[GRAPHIC]
             Global Communications
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager will invest primarily in equity secu-rities of U.S. and foreign companies selected for their rapid and sustainable growth potential from the development, manufacture or sale of emerging or established communication technology services and equipment. The fund normally invests at least 65% of its total assets in equity securities issued by these companies and normally invests at least 80% of its total assets in equity secu-rities. The fund can also purchase securities issued by companies outside of the communication technology sector if such companies may benefit from the use of communication technology.

The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund may also invest in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager will invest in U.S. and foreign companies (including companies located in emerging market countries) with market capitalizations greater than $25 million that he believes offer the best opportunities for growth and high investment returns. The manager screens for stocks whose medium to long term growth prospects he believes are superior to broad market averages. Once these candidates have been identified, the manager uses fundamental analysis to exam-ine each company for financial strength before deciding to purchase the stock.

The manager, in an attempt to reduce portfolio risk, will diversify by invest-ing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the fund's portfolio holdings include:

  . local and wide area network services or equipment companies

  . land-based, satellite and wireless carriers

  . communications equipment manufacturers

  IMPORTANT DEFINITIONS

 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security
 analysts attempt to
 identify companies with
 earnings growth
 potential because a
 pattern of earnings
 growth generally causes
 share prices to
 increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that
 concentrates on
 "fundamental"
 information about the
 company (such as its
 income statement,
 balance sheet, earnings
 and sales history,
 products and
 management) to attempt
 to forecast future
 stock value.

 Growth Companies: All
 stocks are generally
 divided into the
 categories of "growth"
 or "value," although
 there are times when a
 growth fund and value
 fund may own the same
 stock. Growth stocks
 are companies whose
 earnings growth
 potential appears to
 the manager to be
 greater than the market
 in general and whose
 revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low
 dividends and sell at
 relatively high prices.
 Value stocks are
 companies that appear
 to the manager to be
 undervalued by the
 market as measured by
 certain financial
 formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 global science and
 technology growth,
 referring to the type
 of securities the
 managers will choose
 for this fund.

 Market Capitalization:
 Market capitalization
 refers to the market
 value of a company and
 is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

  . internet-related services or equipment, including internet service providers, web hosting and web content providers and internet portals

  . fiber optic transmission

  . communications software development

  . cable and other pay television services or equipment

  . video conferencing

  . data processing and delivery

  . paging

  . semiconductors

  . microwave

  . telephone utilities and large long distance carriers

  . wireless voice and data equipment and services

  . broadband infrastructure

  . digital cable services and equipment

  . optical components and integrated circuits

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operation, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against move-ments in the value of foreign currencies.
56

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

The fund's focus on stocks in the communication technology sector makes it more susceptible to factors affecting that sector and more volatile than funds that invest in many different sectors. Therefore, a downturn in the communication technology sector could hurt the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in communication technology companies exposes the fund to special risks. For example, rapid advances in communication technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of communication technology industries are also subject to more government regula-tions and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, communication technology companies are dependent upon consumer and business acceptance as new technologies evolve.

The fund may invest in companies that have relatively small market capitaliza-tions. These organizations will normally have more limited product lines, mar-kets and financial resources and will be dependent upon a more limited manage-ment group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large invest-ors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, national-ization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign secu-rities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to pro-duce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes have above-average earnings growth potential, there is no guarantee that the shares will increase in val-ue.

On January 1, 1999, eleven European countries implemented a new currency unit call the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world capi-tal markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.
58

The fund's investment in Rule 144A securities could have the effect of increas-ing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securi-ties.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more depen-dent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of los-ing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration,
 transfer agency,
 custody, professional
 fees and registration
 fees.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares
Maximum Sales Charge (Load)
 Imposed on Purchases*           5.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales
 Charge (Load)                   0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 141 for complete schedule of CDSCs.)

*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares
Advisory fees                    .80%     .80%     .80%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses/1/                .77%     .77%     .77%
  Service fee                    .25%     .25%     .25%
  Processing fee                 .15%     .15%     .15%
  Other                          .37%     .37%     .37%
Total annual fund operating
 expenses                       1.67%    2.32%    2.32%
Fee waivers and expense
 reimbursements*                 .10%     --       --
Net expenses*                   1.57%    2.32%    2.32%

 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.57% (for Investor A Shares) and 2.32% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 148 for a discussion of these waivers and reimbursements.

 /1/The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

 IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years
A Shares*         $652  $  991
B Shares**
   Redemption     $685  $1,074
B Shares
   No Redemption  $235  $  724
C Shares**
   Redemption     $335  $  724
C Shares
   No Redemption  $235  $  724

  * Reflects imposition of sales charge.

 ** Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock) and BlackRock International, Ltd. (BIL). The team includes the following individuals who have day-to-day responsibility: Thomas Callan, Michael Carey, Kenneth Anderson and David Stanistreet.

Thomas Callan has been a Managing Director with BlackRock since 1996 and served as an equity analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Michael Carey has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1996 and served as a fixed income analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Kenneth Anderson, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio manage-ment. Prior to joining BIL in 2000, Mr. Anderson was an investment director and the deputy head of the Scottish Widows Investment Management European equity team. He has co-managed the fund since its inception.

David Stanistreet, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio man-agement. Prior to joining BIL in 2000, Mr. Stanistreet had been an investment director of the Scottish Widows Investment Management European equity team since 1997. From 1995 to 1997, Mr. Stanistreet was head of European equities at Royal Insurance Asset Management (which merged in 1996 to become Royal & Sun Alliance). He has co-managed the fund since its inception.

             BlackRock
[GRAPHIC]    European Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in equity securi-ties issued by European companies. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and nor-mally invests at least 80% of its total assets in equity securities. For pur-poses of these investment strategies, the fund manager will consider a company a "European company" if it meets one or more of the following tests:
    . its country of organization, primary business office and principal trading market for its stock are located in Europe;
    . 50% or more of its assets are located in Europe; or . 50% or more of its revenues are derived from Europe.
The fund also invests in multinational companies and companies that benefit from European economic activity. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and pre-ferred stock.

The fund manager generally invests in stocks of European companies with market capitalizations of at least $1 billion. The fund manager will use the MSCI Europe Index as a benchmark and seeks to invest in stocks and market sectors represented in that index. The manager may also invest in stocks outside the index which meet the manager's investment criteria. The fund invests mainly in stocks listed on European stock exchanges.

The manager, in an attempt to reduce portfolio risks, will diversify invest-ments across countries, industry groups and companies with investments ordinar-ily in at least three European countries.

The fund manager seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The fund manager will invest primarily in "growth" stocks; however, he may take advan-tage of opportunities in "value" stocks at appropriate points in the market or economic cycle. The manager will also consider factors such as prospects for relative economic growth among certain European countries, expected levels of inflation, government

  IMPORTANT DEFINITIONS


 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security
 analysts attempt to
 identify companies with
 earnings growth
 potential because a
 pattern of earnings
 growth generally causes
 share prices to
 increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Growth Companies: All
 stocks are generally
 divided into the
 categories of "growth"
 or "value," although
 there are times when a
 growth fund and value
 fund may own the same
 stock. Growth stocks
 are companies whose
 earnings growth
 potential appears to
 the manager to be
 greater than the market
 in general and whose
 revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low
 dividends and sell at
 relatively high prices.
 Value stocks are
 companies that appear
 to the manager to be
 undervalued by the
 market as measured by
 certain financial
 formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 European equity,
 referring to the type
 of securities the
 managers will choose
 for this fund.

 Market Capitalization:
 Market capitalization
 refers to the market
 value of a company and
 is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

 Morgan Stanley Capital
 International (MSCI)
 Europe Index: An
 unmanaged index
 comprised of a sample
 of companies
 representative of the
 market structure of the
 following European
 countries: Austria,
 Belgium, Denmark,
 Finland, France,
 Germany, Ireland,
 Italy, Netherlands,
 Norway,  Portugal,
 Spain, Sweden,
 Switzerland and the
 United Kingdom.

policies influencing business conditions and outlook for currency relation-ships.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves a target price, the under-lying market is overvalued or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to main-tain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use deriva-tives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against move-ments in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
64

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, national-ization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign secu-rities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

Furthermore, because the fund invests in issuers located in a specific geographic region, market changes or other factors affecting that region, including political instability and unpredictable economic conditions, may have a particularly significant effect on the fund compared to mutual funds that invest in many geographic regions.

The fund may invest in companies that have relatively small market capitaliza-tions (generally, as low as $1 billion). These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized compa-nies. In addition, it is more difficult to get information on smaller compa-nies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by rela-tively few securities analysts. The securities of smaller capitalized compa-nies are often traded in the over-the-counter markets and may have fewer mar-ket makers and wider price spreads. This may result in greater price movements and less abil-ity to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

While the fund manager chooses stocks he believes have above-average earnings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
66

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares
Maximum Sales Charge (Load)      5.0%    0.0%    0.0%
Imposed on Purchases*
(as percentage of offering
price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(Load) (as percentage of
offering price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 141 for complete schedule of CDSCs.)

*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares
Advisory fees                    .90%     .90%     .90%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses/1/               1.02%    1.02%    1.02%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .62%     .62%     .62%
Total annual fund operating
 expenses                       2.02%    2.67%    2.67%
Fee waivers and expense
 reimbursements*                 .10%      --       --
Net expenses*                   1.92%    2.67%    2.67%

 * BIL and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.92% (for Investor A Shares) and 2.67% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BIL in the following two years. See the "Management" section on page 148 for a discussion of these waivers and reimbursements.

 /1/"Other expenses" are based on estimated amounts for the current fiscal year.


Expenses and Fees

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years
A Shares*         $685  $1,093
B Shares**
   Redemption     $720  $1,179
B Shares
   No Redemption  $270  $  829
C Shares**
   Redemption     $370  $  829
C Shares
   No Redemption  $270  $  829

  * Reflects imposition of sales charge.

 ** Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

Albert Morillo, Kenneth Anderson, Alan Clark, Lorna Mackay, Neil Pirie and David Stanistreet have co-managed the fund since its inception.

Albert Morillo, Managing Director and Head of European Equity at BlackRock International, Ltd. (BIL), is a member of
68

BIL's Management Committee. His primary responsibility is European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Morillo was an investment director of Scottish Widows Investment Management, head of its European equity team, and a member of the Investment Policy Group. He is a member of the International Board of the Paris Stock Exchange.

Kenneth Anderson, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Anderson was an investment director and the deputy head of the Scottish Widows Investment Management European equity team.

Alan Clark, Director and investment manager at BIL, is a member of the interna-tional equities team. He has primary responsibility for European equity research and portfolio management. Prior to joining BIL in 1996, Mr. Clark was an investment manager on the U.K. desk with Dunedin Fund Managers Ltd. where he managed the Dunedin Income Growth Investment Trust and the U.K. portfolio within the Dunedin Worldwide Investment Trust. He is a member of the Institute of Investment Management and Research.

Lorna Mackay, Director and investment manager at BIL, is a member of the inter-national equity team. She has primary responsibility for European equity research and portfolio management. Prior to joining BIL in 1996, Ms. Mackay was an investment manager on the Continental European desk at Dunedin Fund Managers Ltd., where she had both research and portfolio management responsibilities. She is a member of the Institute of Investment Management and Research.

Neil Pirie, Director and investment manager at BIL, is a member of the interna-tional equity team. He has primary responsibility for European equity research and portfolio management. Prior to joining BIL in 1996, Mr. Pirie was an investment manager on the U.K. desk at Dunedin Fund Managers Ltd. and was a Director of Dunedin Ventures Ltd. He was also the portfolio manager of the Dunedin Smaller Companies Trust. He is a member of the Institute of Chartered Accountants in Scotland.

David Stanistreet, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Stanistreet had been an investment director of the Scottish Widows Investment Management European equity team since 1997. From 1995 to 1997, Mr. Stanistreet was head of European equities at Royal Insurance Asset Management (which merged in 1996 to become Royal & Sun Alli-ance).

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
70

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                           European Equity Portfolio

                           INVESTOR A    INVESTOR B
                             SHARES        SHARES
                            For the       For the
                             Period        Period
                           6/23/00/1/    6/23/00/1/
                            through       through
                            9/30/00       9/30/00
Net asset value at
 beginning of period         $10.00        $10.00
                             ------        ------
Income from investment
 operations
 Net investment (loss)          - -         (0.01)
 Net (loss) on
  investments (both
  realized
  and unrealized)             (0.50)        (0.51)
                             ------        ------
  Total from investment
   operations                 (0.50)        (0.52)
                             ------        ------
Less distributions
 Distributions from net
  investment income             - -           - -
 Distributions from net
  realized capital gains        - -           - -
                             ------        ------
  Total distributions           - -           - -
                             ------        ------
Net asset value at end of
 period                      $ 9.50        $ 9.48
                             ======        ======
Total return                  (5.00)%/3/    (5.20)%/3/
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)      $  472        $  381
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  1.92%/2/      2.67%/2/
 Before
  advisory/administration
  fee waivers                  6.59%/2/      7.34%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                 (0.39)%/2/    (1.14)%/2/
 Before
  advisory/administration
  fee waivers                 (5.06)%/2/    (5.81)%/2/
Portfolio turnover rate         177%          177%

                           -------------------------------

                                              INVESTOR C
                                                SHARES
                                               For the
                                                Period
                                              6/23/00/1/
                                               through
                                               9/30/00
Net asset value at beginning of period          $10.00
                                                ------
Income from investment operations
 Net investment (loss)                           (0.02)
 Net (loss) on investments (both realized
  and unrealized)                                (0.50)
                                                ------
  Total from investment operations               (0.52)
                                                ------
Less distributions
 Distributions from net investment income          - -
 Distributions from net realized capital
  gains                                            - -
                                                ------
  Total distributions                              - -
                                                ------
Net asset value at end of period                $ 9.48
                                                ======
Total return                                     (5.20)%/3/
Ratios/Supplemental data
 Net assets at end of period (in thousands)     $  101
 Ratios of expenses to average net assets
 After advisory/administration fee waivers        2.67%/2/
 Before advisory/administration fee waivers       7.34%/2/
 Ratios of net investment income to average
  net
  assets
 After advisory/administration fee waivers       (1.14)%/2/
 Before advisory/administration fee waivers      (5.81)%/2/
Portfolio turnover rate                            177%

                           ----------------

/1/  Commencement of operations of share class.
/2/  Annualized.
/3/ Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
[GRAPHIC]    Asia Pacific Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in equity securities issued by Asia Pacific region companies. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. For purposes of these investment strategies, the fund manager will consider a company an "Asia Pacific region company" if it meets one or more of the following tests:
    . its country of organization, primary business office and principal trading market for its stock are located in the Asia Pacific region;
    . 50% or more of its assets are located in the Asia Pacific region; or . 50% or more of its revenues are derived from the Asia Pacific region.

The fund invests primarily, but not exclusively, in companies that benefit from Asia Pacific region economic activity. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager generally invests in stocks of Asia Pacific region companies (including companies located in emerging market countries) with market capitalizations of at least $500 million whose earnings, the fund manager believes, are in a strong growth trend or whose stock the fund manager believes is undervalued. The fund manager will use the MSCI All Country Asia Pacific Index as a benchmark and seeks to invest in stocks and market sectors represented in that index. The manager may also invest in stocks outside the index which meet the manager's investment criteria. The fund invests mainly in stocks listed on Asia Pacific region stock exchanges.

The manager, in an attempt to reduce portfolio risks, will diversify investments across countries, industry groups and companies with investments ordinarily in at least three Asia Pacific region countries.

The fund manager seeks to achieve consistent and sustainable performance by managing risk and by taking advantage of market

  IMPORTANT DEFINITIONS


 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security ana-
 lysts attempt to iden-
 tify companies with
 earnings growth poten-
 tial because a pattern
 of earnings growth gen-
 erally causes share
 prices to increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 Asia Pacific equity,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Market Capitalization:
 Market capitalization
 refers to the market
 value of a company and
 is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

 Morgan Stanley Capital
 International (MSCI)
 All Country Asia
 Pacific Index: An
 unmanaged index
 comprised of a sample
 of companies
 representative of the
 market structure of the
 following Asia Pacific
 region countries:
 Australia, China, Hong
 Kong, India, Indonesia,
 Japan, Korea, Malaysia,
 New Zealand, Pakistan,
 the Philippines,
 Singapore, Sri Lanka,
 Taiwan and Thailand.

inefficiencies through a long term, disciplined and objective investment process. Economic, statistical and valuation data is analyzed to screen and rank securities. Major sector and country/regional themes, prevailing economic cycles and well-defined risk parameters are also considered in the portfolio construction process.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to main-tain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use deriva-tives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against move-ments in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, national-ization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign secu-rities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, polit-ical and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropri-ation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has dropped significantly due to economic and political turmoil in the past, and may do so again in the future.

The fund may, from time to time, invest more than 25% of its assets in securi-ties whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many coun-tries.

Furthermore, because the fund invests in issuers located in a specific geo-graphic region, market changes or other factors affecting that region, includ-ing political instability and unpredictable economic conditions, may have a particularly significant effect on the fund compared to mutual funds that invest in many geographic regions. At times, the markets in certain Asia Pacific region countries have suffered significant downturns and volatility. Increased social or political unrest in some or all of these countries could cause further economic and market uncertainty.

The fund may invest in companies that have relatively small market capitaliza-tions (generally, as low as $500 million). These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized compa-nies. In addition, it is more difficult to get information on smaller compa-nies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by rela-tively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market mak-ers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

While the fund manager chooses stocks he believes have above-average earnings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of los-ing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turn-over may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares
Maximum Sales Charge
(Load) Imposed on Purchases*     5.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
(Load)                           0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 141 for complete schedule of CDSCs.)

*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares
Advisory fees                     .90%     .90%     .90%
Distribution (12b-1) fees         .10%     .75%     .75%
Other expenses/1/                1.02%    1.02%    1.02%
  Service fee                     .25%     .25%     .25%
  Processing fee                  .15%     .15%     .15%
  Other                           .62%     .62%     .62%
Total annual fund operating
 expenses                        2.02%    2.67%    2.67%
Fee waivers and expense
 reimbursements*                  .10%      --       --
Net expenses*                    1.92%    2.67%    2.67%

 * BIL and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.92% (for Investor A Shares) and 2.67% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BIL in the following two years. See the "Management" section on page 148 for a discussion of these waivers and reimbursements.

 /1/"Other expenses" are based on estimated amounts for the current fiscal year.


  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years
A Shares*         $685  $1,093
B Shares**
   Redemption     $720  $1,179
B Shares
   No Redemption  $270   $ 829
C Shares**
   Redemption     $370   $ 829
C Shares
   No Redemption  $270   $ 829

  * Reflects imposition of sales charge.

 ** Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of professionals at BlackRock International, Ltd.
(BIL), including the following individuals who have day-to-day responsibility:
Nigel Barry, Managing Director and portfolio manager of BIL since 1996, William Low, Director and investment manager of BIL since 1996, Donald Gilfillan, Director and investment manager of BIL since 1996, Alistair Veitch, Vice Presi-dent and investment manager of BIL since 1998 and Janice Summers, Vice President and investment manager of BIL since 2000.

Mr. Barry has primary responsibility for Pacific Basin equity research and portfolio management. Prior to joining BIL in 1996, Mr. Barry was Director and head of the Pacific Basin desk at Dunedin Fund Managers Ltd. Mr. Low has pri-mary responsibility for the developed and emerging equity markets of Asia. Prior to joining BIL in 1996, Mr. Low was with Dunedin Fund Managers Ltd., first as an investment analyst on the U.K. desk and then as a specialist in Pacific Basin equity markets. Mr. Gilfillan is responsible for Japanese equity research and portfolio management. Prior to joining BIL in 1996, Mr. Gilfillan was an investment manager with British Linen Fund Managers. Mr. Veitch is responsible for selected Asian equity markets, both developed and emerging. Prior to joining BIL in 1998, Mr. Veitch followed Asian equity markets for Edinburgh Fund Managers. Ms. Summers has primary responsibility for research and portfolio management in the Japanese market. Prior to joining BIL in 2000, Ms. Summers was a Japanese and Far East investment manager with Manulife International Investment from 1986 to 1990. In 1999, following time with her family, she joined Scottish Widows Investment Management as an investment man-ager on the Japanese desk. Messrs. Barry, Low, Gilfillan and Veitch and Ms. Summers have co-managed the fund since its inception.

Financial Highlights

The financial information in the table below shows the fund's financial per-formance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                          Asia Pacific Equity Portfolio

                           INVESTOR A    INVESTOR B
                             SHARES        SHARES
                            For the       For the
                             Period        Period
                           6/23/00/1/    6/23/00/1/
                            through       through
                            9/30/00       9/30/00
Net asset value at
 beginning of period         $10.00        $10.00
                             ------        ------
Income from investment
 operations
 Net investment income         0.01           - -
 Net (loss) on
  investments (both
  realized
  and unrealized)             (0.81)        (0.78)
                             ------        ------
  Total from investment
   operations                 (0.80)        (0.78)
                             ------        ------
Less distributions
 Distributions from net
  investment income             - -           - -
 Distributions from net
  realized capital gains        - -           - -
                             ------        ------
  Total distributions           - -           - -
                             ------        ------
Net asset value at end of
 period                      $ 9.20        $ 9.22
                             ======        ======
Total return                  (8.00)%/3/    (7.80)%/3/
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)      $   35        $   10
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  1.92%/2/      2.67%/2/
 Before
  advisory/administration
  fee waivers                  9.63%/2/     10.38%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                  0.15%/2/     (0.60)%/2/
 Before
  advisory/administration
  fee waivers                 (7.56)%/2/    (8.31)%/2/
Portfolio turnover rate         145%          145%

                          -------------------------------

                                            INVESTOR C
                                              SHARES
                                             For the
                                              Period
                                            6/23/00/1/
                                             through
                                             9/30/00
Net asset value at beginning of period        $10.00
                                              ------
Income from investment operations
 Net investment income (loss)                    - -
 Net (loss) on investments (both realized
  and unrealized)                              (0.76)
                                              ------
  Total from investment operations             (0.76)
                                              ------
Less distributions
 Distributions from net investment income        - -
 Distributions from net realized capital
  gains                                          - -
                                              ------
  Total distributions                            - -
                                              ------
Net asset value at end of period              $ 9.24
                                              ======
Total return                                   (7.60)%/3/
Ratios/Supplemental data
 Net assets at end of period (in thousands)   $    2
 Ratios of expenses to average net assets
 After advisory/administration fee waivers      2.67%/2/
 Before advisory/administration fee
  waivers                                      10.38%/2/
 Ratios of net investment income to average
  net
  assets
 After advisory/administration fee waivers     (0.60)%/2/
 Before advisory/administration fee
  waivers                                      (8.31)%/2/
Portfolio turnover rate                          145%

                          ----------------

/1/  Commencement of operations of share class.
/2/  Annualized.
/3/ Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
[GRAPHIC]    International Equity
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in stocks of for-eign issuers located in countries included in the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE). The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

Emphasis is placed on adding value through stock selection. Factors which the portfolio management team consider will include cash flow returns on invest-ment, forecast P/E ratios, enterprise values and balance sheet strength. The manager screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The manager will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, govern-ment policies influencing business conditions and outlook for currency rela-tionships. The manager and his team examine each company for financial sound-ness before deciding to purchase its stock.

The manager, in an attempt to reduce portfolio risk, will diversify invest-ments across countries, industry groups and companies with investment at all times in at least three foreign countries. In addition, the fund can invest more than 25% of its assets in Japanese stocks or in U.K. stocks. From time to time the fund may invest in the securities of issuers located in emerging mar-ket countries.

The fund generally will sell a stock when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to the growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money

  IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 international value,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Morgan Stanley Capital
 International Europe,
 Australia and Far East
 Index (EAFE): An unman-
 aged index comprised of
 a sample of companies
 representative of the
 market structure of the
 following European and
 Pacific Basin coun-
 tries: Australia, Aus-
 tria, Belgium, Denmark,
 Finland, France, Germa-
 ny, Hong Kong, Italy,
 Japan, Netherlands, New
 Zealand, Norway, Singa-
 pore, Malaysia, Spain,
 Sweden, Switzerland and
 the U.K.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.

market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund's manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to main-tain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (ob-ligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high-quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, polit-ical and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropri-ation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national curren-cies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact Euro-pean capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of the shares of the fund.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securi-ties whose issuers are located in Japan or in the U.K. These investments would make the fund more dependent upon the political and economic circumstances of those countries
82
than a mutual fund that owns stocks of companies in many countries. For exam-ple, the Japanese economy (especially Japanese banks, securities firms and insurance companies) have experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. Dol-lar. Japan may also be affected by recent turmoil in other Asian countries. Similarly, the ability to concentrate in the U.K. may make the fund's perfor-mance more dependent on developments affecting that country, such as the intro-duction of the Euro.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the EAFE Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. Investor A Shares were launched in June 1992, Investor B Shares were launched in October 1994, and Investor C Shares were launched in December 1996. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares, and the per-formance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.


As of 12/31                     Investor A Shares
-----------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
-----------------------------------------------------------------------------

Best Quarter
Q4 '99: 19.66%

Worst Quarter
Q3 '98: -14.77%

                                    [GRAPH]

                                93      36.68%
                                94      -0.12%
                                95       9.60%
                                96       7.98%
                                97       4.61%
                                98      15.01%
                                99      30.13%
                                00     -19.82%
As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                            Since    Inception
                              1 Year   3 Years   5 Years  Inception     Date
International Equity; Inv A  -23.83%    4.46%     5.18%     7.61%     04/27/92
International Equity; Inv B  -23.98%    4.48%     5.23%     7.73%     04/27/92
International Equity; Inv C  -21.17%    5.54%     5.55%     7.73%     04/27/92
MSCI EAFE                    -14.17%    9.35%     7.14%     9.71%       N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.

These returns assume payment of applicable sales charges.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares
Maximum Sales Charge (Load)
 Imposed on Purchases*           5.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 141 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares
Advisory fees                    .74%     .74%     .74%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses/1/                .80%     .80%     .80%
  Service fee                    .25%     .25%     .25%
  Processing fee                 .15%     .15%     .15%
  Other                          .40%     .40%     .40%
Total annual fund operating
 expenses                       1.64%    2.29%    2.29%
Fee waivers and expense
 reimbursements*                 .11%     .01%     .01%
Net expenses*                   1.53%    2.28%    2.28%

 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.53% (for Investor A Shares) and 2.28% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 148 for a dis-cussion of these waivers and reimbursements.
 /1/"Other expenses" have been restated to reflect current expenses.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years
A Shares*         $648  $  981  $1,337  $2,338
B Shares**
   Redemption     $681  $1,064  $1,424  $2,462***
B Shares
   No Redemption  $231  $  714  $1,224  $2,462***
C Shares**
   Redemption     $331  $  714  $1,224  $2,625
C Shares
   No Redemption  $231  $  714  $1,224  $2,625

  *  Reflects imposition of sales charge.
 **  Reflects deduction of CDSC.
*** Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of professionals at BlackRock International,
Ltd. (BIL), including the following individuals who have day-to-day responsi-bility: Kenneth Anderson, Director and international equity investment manager at BIL since 2000, and William Low, Director and investment manager since
1996. Prior to joining BIL in 2000, Kenneth Anderson was an invest     -
86
ment director and the deputy head of the Scottish Widows Investment Management European equity team. Prior to joining BIL in 1996, Mr. Low was with Dunedin Fund Managers Ltd., first as an investment analyst on the U.K. desk and then as a specialist in Pacific Basin equity markets. Kenneth Anderson and William Low have served as portfolio co-managers since January 2001.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                        International Equity Portfolio

                                   INVESTOR A
                                     SHARES
                      Year         Year        Year         Year        Year
                      Ended        Ended       Ended        Ended       Ended
                     9/30/00      9/30/99     9/30/98      9/30/97     9/30/96
Net asset value
 at beginning of
 period              $ 15.79      $ 13.14     $ 14.57      $ 13.36     $ 13.24
                     -------      -------     -------      -------     -------
Income from
 investment
 operations
 Net investment
  income (loss)          - -        (0.05)       0.10         0.07        0.14
 Net gain (loss)
  on investments
  (both realized
  and unrealized)       0.08         3.58       (1.20)        1.77        0.81
                     -------      -------     -------      -------     -------
  Total from
   investment
   operations           0.08         3.53       (1.10)        1.84        0.95
                     -------      -------     -------      -------     -------
Less
 distributions
 Distributions
  from net
  investment
  income                 - -        (0.08)      (0.13)       (0.22)      (0.16)
 Distributions
  from net
  realized
  capital gains        (2.11)       (0.80)      (0.20)       (0.41)      (0.67)
                     -------      -------     -------      -------     -------
  Total
   distributions       (2.11)       (0.88)      (0.33)       (0.63)      (0.83)
                     -------      -------     -------      -------     -------
Net asset value
 at end of period    $ 13.76      $ 15.79     $ 13.14      $ 14.57     $ 13.36
                     =======      =======     =======      =======     =======
Total return           (0.32)%/3/   27.82%/3/   (7.56)%/3/   14.36%/3/    7.58%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)     $29,881      $33,106     $26,637      $22,335     $19,842
 Ratios of
  expenses to
  average net
  assets
 After advisory/
  administration
  fee waivers           1.53%        1.48%       1.52%        1.53%       1.53%
 Before
  advisory/
  administration
  fee waivers           1.53%        1.48%       1.57%        1.63%       1.64%
 Ratios of net
  investment
  income to
  average net
  assets
 After advisory/
  administration
  fee waivers          (0.08)%       0.23%       0.31%        0.50%       0.45%
 Before
  advisory/
  administration
  fee waivers          (0.08)%       0.23%       0.26%        0.40%       0.34%
Portfolio
 turnover rate           153%          62%         57%          62%         70%

                                   INVESTOR B
                                     SHARES
                      Year         Year        Year         Year        Year
                      Ended        Ended       Ended        Ended       Ended
                     9/30/00      9/30/99     9/30/98      9/30/97     9/30/96
Net asset value
 at beginning of
 period              $15.55       $12.94      $14.38       $13.23      $13.20
                     ------------ ----------- ------------ ----------- -----------
Income from
 investment
 operations
 Net investment
  income (loss)       (0.10)       (0.10)      (0.01)        0.07        0.08
 Net gain (loss)
  on investments
  (both realized
  and unrealized)      0.08         3.51       (1.16)        1.66        0.77
                     ------------ ----------- ------------ ----------- -----------
  Total from
   investment
   operations         (0.02)        3.41       (1.17)        1.73        0.85
                     ------------ ----------- ------------ ----------- -----------
Less
 distributions
 Distributions
  from net
  investment
  income                - -          - -       (0.07)       (0.17)      (0.15)
 Distributions
  from net
  realized
  capital gains       (2.08)       (0.80)      (0.20)       (0.41)      (0.67)
                     ------------ ----------- ------------ ----------- -----------
  Total
   distributions      (2.08)       (0.80)      (0.27)       (0.58)      (0.82)
                     ------------ ----------- ------------ ----------- -----------
Net asset value
 at end of period    $13.45       $15.55      $12.94       $14.38      $13.23
                     ============ =========== ============ =========== ===========
Total return          (1.10)%/3/   26.98%/3/   (8.19)%/3/   13.63%/3/    6.81%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)     $8,399       $7,822      $6,509       $5,850      $2,692
 Ratios of
  expenses to
  average net
  assets
 After advisory/
  administration
  fee waivers          2.28%        2.26%       2.28%        2.27%       2.23%
 Before
  advisory/
  administration
  fee waivers          2.29%        2.26%       2.33%        2.37%       2.34%
 Ratios of net
  investment
  income to
  average net
  assets
 After advisory/
  administration
  fee waivers         (0.85)%      (0.66)%     (0.38)%      (0.22)%     (0.18)%
 Before
  advisory/
  administration
  fee waivers         (0.86)%      (0.66)%     (0.43)%      (0.32)%     (0.29)%
Portfolio
 turnover rate          153%          62%         57%          62%         70%

                                 INVESTOR C
                                   SHARES
                                                             For the
                                                             Period
                      Year         Year        Year        12/05/96/1/
                      Ended        Ended       Ended         through
                     9/30/00      9/30/99     9/30/98        9/30/97
Net asset value
 at beginning of
 period              $15.55       $12.94      $14.38         $13.21
                     ------       ------      ------         ------
Income from
 investment
 operations
 Net investment
  income (loss)       (0.06)       (0.02)        - -           0.15
 Net gain (loss)
  on investments
  (both realized
  and unrealized)      0.04         3.43       (1.17)          1.19
                     ------       ------      ------         ------
  Total from
   investment
   operations         (0.02)        3.41       (1.17)          1.34
                     ------       ------      ------         ------
Less
 distributions
 Distributions
  from net
  investment
  income                - -          - -       (0.07)         (0.17)
 Distributions
  from net
  realized
  capital gains       (2.08)       (0.80)      (0.20)           - -
                     ------       ------      ------         ------
  Total
   distributions      (2.08)       (0.80)      (0.27)         (0.17)
                     ------       ------      ------         ------
Net asset value
 at end of period    $13.45       $15.55      $12.94         $14.38
                     ======       ======      ======         ======
Total return          (1.10)%/3/   26.98%/3/   (8.19)%/3/     10.33%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)     $1,723       $1,018      $  294         $  155
 Ratios of
  expenses to
  average net
  assets
 After advisory/
  administration
  fee waivers          2.28%        2.26%       2.27%          2.28%/2/
 Before
  advisory/
  administration
  fee waivers          2.28%        2.26%       2.32%          2.38%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After advisory/
  administration
  fee waivers         (0.71)%      (0.27)%     (0.31)%        (0.48)%/2/
 Before
  advisory/
  administration
  fee waivers         (0.71)%      (0.27)%     (0.36)%        (0.58)%/2/
Portfolio
 turnover rate          153%          62%         57%            62%

                       ---------------------------------------------------

/1/ Commencement of operations of share class.
/2/ Annualized.
/3/ Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
[GRAPHIC]    International Emerging Markets
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in stocks of issuers located in emerging market countries. These are countries considered to be "emerging" or "developing" by the World Bank, the International Finance Cor-poration or the United Nations. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primar-ily buys in common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

Emphasis is placed on adding value through stock selection. Factors which the portfolio management team consider will include cash flow returns on invest-ment, forecast P/E ratios, enterprise values and balance sheet strength. The manager screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The man-ager will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government poli-cies influencing business conditions and outlook for currency relationships. The manager and his team also examine each company for financial soundness before deciding to purchase its stock.

The manager, in an attempt to reduce portfolio risks, will diversify invest-ments across countries, industry groups and companies with investment ordinar-ily in at least three emerging markets countries.

The fund generally will sell a stock when the manager believes it is fully val-ued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth poten-tial.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions

 IMPORTANT DEFINITIONS


 Emerging Market Stocks:
 Stocks issued by compa-
 nies located in coun-
 tries with emerging
 economies or securities
 markets. The list of
 emerging market coun-
 tries includes, among
 others: Argentina, Bra-
 zil, Bulgaria, China,
 Colombia, The Czech
 Republic, Ecuador,
 Egypt, Greece, Hungary,
 India, Indonesia, Isra-
 el, Lebanon, Malaysia,
 Mexico, Morocco, Peru,
 The Philippines,
 Poland, Romania, Rus-
 sia, South Africa,
 South Korea, Taiwan,
 Thailand, Tunisia, Tur-
 key, Venezuela, Vietnam
 and Zimbabwe.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 emerging markets,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.

improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pending investments or when it expects to need cash to pay redeeming share-holders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to main-tain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use deriva-tives for speculation to increase returns. The fund may also use forward for-eign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social condi-tions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or com-panies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these coun-tries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated mar-kets may be increased. The value of many investments in emerging market coun-tries recently has dropped significantly due to economic and political turmoil in many of these countries.

While the portfolio manager chooses stocks he believes to be undervalued there is no guarantee that prices won't move even lower.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attribut-able to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.
When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the MSCI Emerging Market Free Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor B and C Shares were launched is based upon performance for Investor A Shares of the fund. Investor A Shares were launched in June 1994, Investor B Shares were launched in April 1996 and Investor C Shares were launched in March 1997. The actual return of Investor B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than Investor A Shares.
92

As of 12/31                     Investor A Shares
-----------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-----------------------------------------------------------------------------

Best Quarter
Q4 '99: 33.87%

Worst Quarter
Q3 '98: -25.60%

                                    [GRAPH]

                                95      -13.11%
                                96       11.81%
                                97       -9.59%
                                98      -36.96%
                                99       68.09%
                                00      -35.16%

As of 12/31/00
-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-----------------------------------------------------------------------------
                                                           Since    Inception
                                1 Year  3 Years  5 Years Inception     Date
International Emerging; Inv A  -38.37%  -13.25%   -7.99%  -9.44%     06/17/94
International Emerging; Inv B  -38.73%  -13.85%   -8.26%  -9.22%     06/17/94
International Emerging; Inv C  -36.46%  -12.51%   -7.70%  -9.22%     06/17/94
MSCI EMF                       -30.61%   -4.82%   -4.17%  -3.91%       N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.

These returns assume payment of applicable sales charges.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares
Maximum Sales Charge (Load)
 Imposed on Purchases*           5.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 141 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares
Advisory fees                   1.25%    1.25%    1.25%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses                   .88%     .88%     .88%
  Service fee                    .25%     .25%     .25%
  Processing fee                 .15%     .15%     .15%
  Other                          .48%     .48%     .48%
Total annual fund operating
 expenses                       2.23%    2.88%    2.88%
Fee waivers and expense
 reimbursements*                 .10%      --       --
Net expenses*                   2.13%    2.88%    2.88%

 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 2.21% (for Investor A Shares) and 2.96% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 148 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years
A Shares*         $705  $1,153  $1,626  $2,929
B Shares**
   Redemption     $741  $1,242  $1,718  $3,051***
B Shares
   No Redemption  $291  $  892  $1,518  $3,051***
C Shares**
   Redemption     $391  $  892  $1,518  $3,204
C Shares
   No Redemption  $291  $  892  $1,518  $3,204

  *  Reflects imposition of sales charge.
 **  Reflects deduction of CDSC.
*** Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge
(CDSC) that you may pay when you redeem your shares. Which option schedule should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of investment professionals at BlackRock Interna-tional, Ltd. (BIL), including the following individuals who have day-to-day responsibility: Robin Watson, Vice President and investment manager at BIL since 1999, and Kevin Craig, Associate and Investment Manager at BIL since 1998. Prior to joining BIL, Robin Watson served as a Latin American specialist with AIB Govett in London from 1997 to 1999, and Mr. Craig was an emerging mar-kets analyst at Dunedin Fund Managers Ltd. from 1995 to 1996. Mr. Watson has been fund co-manager since January 2000 and Mr. Craig since January 2001.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                          International Emerging Markets Portfolio

                                         INVESTOR A
                                           SHARES
                            Year        Year        Year         Year        Year
                            Ended       Ended       Ended        Ended       Ended
                           9/30/00     9/30/99     9/30/98      9/30/97     9/30/96
Net asset value
 at beginning of
 period                    $ 6.04      $ 4.36      $ 9.60       $ 8.71      $ 8.18
                           ------      ------      ------       ------      ------
Income from
 investment
 operations
 Net investment
  income (loss)              0.06        0.03        0.03        (0.06)       0.02
 Net gain (loss)
  on investments
  (both realized
  and unrealized)            0.02        1.65       (5.13)        0.98        0.52
                           ------      ------      ------       ------      ------
  Total from
   investment
   operations                0.08        1.68       (5.10)        0.92        0.54
                           ------      ------      ------       ------      ------
Less
 distributions
 Distributions
  from net
  investment
  income                    (0.03)        - -         - -        (0.03)        - -
 Distributions
  from net
  realized
  capital gains               - -         - -       (0.14)         - -       (0.01)
                           ------      ------      ------       ------      ------
  Total
   distributions            (0.03)        - -       (0.14)       (0.03)      (0.01)
                           ------      ------      ------       ------      ------
Net asset value
 at end of period          $ 6.09      $ 6.04      $ 4.36       $ 9.60      $ 8.71
                           ======      ======      ======       ======      ======
Total return                 1.27%/3/   38.53%/3/  (53.79)%/3/   10.51%/3/    6.49%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $2,466      $2,052      $1,835       $4,454      $2,996
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                2.13%       2.20%       2.24%        2.25%       2.25%
 Before
  advisory/administration
  fee waivers                2.13%       2.20%       2.34%        2.34%       2.35%
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                0.97%       0.37%       0.46%       (0.08)%      0.45%
 Before
  advisory/administration
  fee waivers                0.97%       0.37%       0.36%       (0.18)%      0.35%
Portfolio
 turnover rate                133%        117%         37%          33%         44%

                                           INVESTOR B
                                             SHARES
                                                                           For the
                                                                            Period
                            Year       Year       Year         Year       4/25/96/1/
                            Ended      Ended      Ended        Ended       through
                           9/30/00    9/30/99    9/30/98      9/30/97      9/30/96
Net asset value
 at beginning of
 period                     $5.91      $4.30     $ 9.54       $ 8.69        $8.85
                           ---------- ---------- ------------ ----------- -------------
Income from
 investment
 operations
 Net investment
  income (loss)              0.01      (0.01)     (0.03)       (0.04)         - -
 Net gain (loss)
  on investments
  (both realized
  and unrealized)            0.02       1.62      (5.07)        0.89        (0.16)
                           ---------- ---------- ------------ ----------- -------------
  Total from
   investment
   operations                0.03       1.61      (5.10)        0.85        (0.16)
                           ---------- ---------- ------------ ----------- -------------
Less
 distributions
 Distributions
  from net
  investment
  income                      - -        - -        - -          - -          - -
 Distributions
  from net
  realized
  capital gains               - -        - -      (0.14)         - -          - -
                           ---------- ---------- ------------ ----------- -------------
  Total
   distributions              - -        - -      (0.14)         - -          - -
                           ---------- ---------- ------------ ----------- -------------
Net asset value
 at end of period           $5.94      $5.91     $ 4.30       $ 9.54        $8.69
                           ========== ========== ============ =========== =============
Total return                 0.34%/3/  37.67%/3/ (54.13)%/3/    9.78%/3/    (1.81)%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)            $ 964      $ 807     $  733       $1,836        $ 216
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                2.88%      2.95%      2.98%        2.98%        2.90%/2/
 Before
  advisory/administration
  fee waivers                2.88%      2.95%      3.08%        3.07%        3.00%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                0.22%     (0.37)%    (0.30)%      (0.80)%       0.17%/2/
 Before
  advisory/administration
  fee waivers                0.22%     (0.37)%    (0.40)%      (0.90)%       0.07%/2/
Portfolio
 turnover rate                133%       117%        37%          33%          44%

                                       INVESTOR C
                                         SHARES
                                                               For the
                                                                Period
                            Year       Year       Year        3/21/97/1/
                            Ended      Ended      Ended        through
                           9/30/00    9/30/99    9/30/98       9/30/97
Net asset value at
 beginning of period        $5.91      $4.30     $ 9.54         $9.70
                            -----      -----     ------         -----
Income from
 investment
 operations
 Net investment
  income (loss)              0.03      (0.05)     (0.02)        (0.01)
 Net gain (loss) on
  investments (both
  realized and
  unrealized)               (0.01)      1.66      (5.08)        (0.15)
                            -----      -----     ------         -----
  Total from
   investment
   operations                0.02       1.61      (5.10)        (0.16)
                            -----      -----     ------         -----
Less distributions
 Distributions from
  net investment
  income                      - -        - -        - -           - -
 Distributions from
  net realized
  capital gains               - -        - -      (0.14)          - -
                            -----      -----     ------         -----
  Total
   distributions              - -        - -      (0.14)          - -
                            -----      -----     ------         -----
Net asset value at
 end of period              $5.93      $5.91     $ 4.30         $9.54
                            =====      =====     ======         =====
Total return                 0.17%/3/  37.67%/3/ (54.13)%/3/    (3.08)%/3/
Ratios/Supplemental
 data
 Net assets at end
  of period (in
  thousands)                $ 346      $  43     $   25         $  88
 Ratios of expenses
  to average net
  assets
 After
  advisory/administration
  fee waivers                2.89%      2.95%      2.98%         2.58%/2/
 Before
  advisory/administration
  fee waivers                2.89%      2.95%      3.08%         2.67%/2/
 Ratios of net
  investment income
  to average net
  assets
 After
  advisory/administration
  fee waivers                0.77%     (0.37)%    (0.29)%       (0.27)%/2/
 Before
  advisory/administration
  fee waivers                0.77%     (0.37)%    (0.39)%       (0.37)%/2/
Portfolio turnover
 rate                         133%       117%        37%           33%

                          -----------------------------------------------------


/1/ Commencement of operations of share class.
/2/ Annualized.
/3/ Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
             International Small Cap Equity
             Portfolio
[GRAPHIC]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in small cap stocks (capitalization of less than $5 billion) of foreign issuers in countries included in the Salomon Brothers Extended Markets World Ex-U.S. Index. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The manager may invest up to 20% of the portfolio in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The manager initially screens for "growth" stocks from the universe of compa-nies described above. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund can invest more than 25% of its assets in securities whose issuers are located in Japan, the United Kingdom, France or Germany.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pend-ing investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

 IMPORTANT DEFINITIONS

 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security ana-
 lysts attempt to iden-
 tify companies with
 earnings growth poten-
 tial because a pattern
 of earnings growth gen-
 erally causes share
 prices to increase.

 Emerging Market Stocks:
 Stocks issued by compa-
 nies located in coun-
 tries with emerging
 economies or securities
 markets. The list of
 emerging market coun-
 tries includes, among
 others: Argentina, Bra-
 zil, Bulgaria, Chile,
 China, Colombia, The
 Czech Republic, Ecua-
 dor, Egypt, Greece,
 Hungary, India, Indone-
 sia, Israel, Lebanon,
 Malaysia, Mexico,
 Morocco, Peru, The
 Philippines, Poland,
 Romania, Russia, South
 Africa, South Korea,
 Taiwan, Thailand, Tuni-
 sia, Turkey, Venezuela,
 Vietnam and Zimbabwe.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idends and sell at rel-
 atively high prices.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.

The fund's manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign curren-cies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will nor-mally have more limited product lines, markets and financial resources and will be more dependent upon a more limited management group than larger capi-talized companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political

 IMPORTANT DEFINITIONS



 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 international small
 cap, referring to the
 type of securities the
 managers will choose
 for this fund.

 Salomon Brothers
 Extended Markets World
 Ex-U.S. Index: An
 unmanaged index com-
 prised of equity secu-
 rities whose issuers
 are located in the fol-
 lowing developed coun-
 tries: Australia, Aus-
 tria, Belgium, Canada,
 Denmark, Finland,
 France, Germany, Hong
 Kong, Ireland, Italy,
 Japan, Netherlands, New
 Zealand, Norway, Singa-
 pore, Malaysia, Spain,
 Sweden, Switzerland and
 the U.K.

 Small Capitalization
 Companies: The fund
 defines these companies
 as those with total
 market capitalization
 under $10 billion. Cap-
 italization refers to
 the market value of the
 company and is calcu-
 lated by multiplying
 the number of shares
 outstanding by the cur-
 rent price per share.

or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated mar-kets, may be increased. The value of many investments in emerging market coun-tries recently has dropped significantly due to economic and political turmoil in many of these countries.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offer-ing.

While the fund manager chooses stocks he believes have above average earnings growth potential, there is no guarantee that the shares will increase in value.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securi-ties whose issuers are located in Japan, the United Kingdom, France or Germany. These investments would make the fund more dependent upon the political and economic circumstances of those countries than a mutual fund that owns stocks of companies in many countries. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) has experienced con-siderable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. Dollar. Japan may also be affected by recent tur-moil in other Asian countries. Similarly, the ability to concentrate in the U.K., France and Germany may make the fund's performance more dependent on developments affecting those countries, such as the introduction of the Euro.


The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of los-ing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Broth-ers Extended Market World Ex-U.S. Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

As of 12/31                     Investor A Shares
-----------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-----------------------------------------------------------------------------
Best Quarter
Q4 '99: 81.64%
Worst Quarter
Q3 '98: -19.90%
                                    [GRAPH]
                                 98      10.44%
                                 99     150.51%
                                 00      -8.60%
As of 12/31/00
-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-----------------------------------------------------------------------------
                                                         Since     Inception
                                  1 Year   3 Years     Inception      Date
International Small Cap; Inv A   -13.18%    33.91%      28.61%      09/26/97
International Small Cap; Inv B   -13.32%    34.70%      29.26%      09/26/97
International Small Cap; Inv C   -10.18%    35.31%      29.75%      09/27/97
Salomon EMI Ex-U.S.              -10.31%     7.49%       3.46%        N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.

These returns assume payment of applicable sales charges.

One factor impacting the fund's total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund's investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares
Maximum Sales Charge (Load)
 Imposed on Purchases*           5.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 141 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares
Advisory fees                   1.00%    1.00%    1.00%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses                   .90%     .90%     .90%
  Service fee                    .25%     .25%     .25%
  Processing fee                 .15%     .15%     .15%
  Other                          .50%     .50%     .50%
Total annual fund operating
 expenses                       2.00%    2.65%    2.65%
Fee waivers and expense
 reimbursements*                 .20%     .10%     .10%
Net expenses*                   1.80%    2.55%    2.55%

 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.80% (for Investor A Shares) and 2.55% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 148 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years
A Shares*         $674  $1,078  $1,506  $2,696
B Shares**
   Redemption     $708  $1,164  $1,596  $2,819***
B Shares
   No Redemption  $258  $  814  $1,396  $2,819***
C Shares**
   Redemption     $358  $  814  $1,396  $2,976
C Shares
   No Redemption  $258  $  814  $1,396  $2,976

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.


Fund Management
The fund is co-managed by William J. Wykle, Thomas Callan and Jean Rosenbaum.

William J. Wykle has been a Managing Director with BlackRock Advisors, Inc. (BlackRock) since 1995 and was an investment manager for PNC Bank from 1986 to 1995. He has co-managed the fund since April 1999.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Thomas Callan has been a Managing Director with BlackRock since 1996 and served as an equity analyst for PNC Bank from 1993-1996. He has co-managed the fund since April 1999.

Jean Rosenbaum has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1997, and served as an equity analyst with PNC Bank from 1994 to 1997. She has co-managed the fund since January 2000.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

                       International Small Cap Equity Portfolio

                                      INVESTOR A                                         INVESTOR B
                                        SHARES                                             SHARES
                                                                 For the                                            For the
                                                                 Period                                             Period
                            Year        Year        Year        9/26/97/1      Year        Year        Year        9/26/97/1
                            Ended       Ended       Ended       / through      Ended       Ended       Ended       / through
                           9/30/00     9/30/99     9/30/98       9/30/97      9/30/00     9/30/99     9/30/98       9/30/97
Net asset value at
 beginning of period       $ 12.84     $ 9.54      $ 9.94        $10.00       $ 12.78     $ 9.48      $ 9.94        $10.00
                           -------     ------      ------        ------       -------     ------      ------        ------
Income from investment
 operations
 Net investment income
  (loss)                      0.08      (0.01)       0.02           - -         (0.04)     (0.10)      (0.05)          - -
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                10.82       4.42       (0.39)        (0.06)        10.72       4.51       (0.39)        (0.06)
                           -------     ------      ------        ------       -------     ------      ------        ------
  Total from investment
   operations                10.90       4.41       (0.37)        (0.06)        10.68       4.41       (0.44)        (0.06)
                           -------     ------      ------        ------       -------     ------      ------        ------
Less distributions
 Distributions from net
  investment income            - -        - -       (0.03)          - -           - -        - -       (0.02)          - -
 Distributions from net
  realized capital gains     (1.40)     (1.11)        - -           - -         (1.40)     (1.11)        - -           - -
                           -------     ------      ------        ------       -------     ------      ------        ------
  Total distributions        (1.40)     (1.11)      (0.03)          - -         (1.40)     (1.11)      (0.02)          - -
                           -------     ------      ------        ------       -------     ------      ------        ------
Net asset value at end of
 period                    $ 22.34     $12.84      $ 9.54        $ 9.94       $ 22.06     $12.78      $ 9.48        $ 9.94
                           =======     ======      ======        ======       =======     ======      ======        ======
Total return                 91.04%/3/  50.71%/3/   (3.98)%/3/    (0.30)%/3/    89.64%/3/  49.83%/3/   (4.73)%/3/    (0.30)%/3/
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $40,545     $1,092      $  849        $  326       $56,136     $2,208      $1,725        $  711
 Ratios of expenses to
  average net assets
 After advisory/
  administration fee
  waivers                     1.79%      1.80%       1.78%         1.30%/2/      2.52%      2.55%       2.53%         1.30%/2/
 Before advisory/
  administration
  fee waivers                 1.85%      2.47%       2.63%         1.52%/2/      2.60%      3.22%       3.38%         1.52%/2/
 Ratios of net investment
  income to average net
  assets
 After advisory/
  administration fee
  waivers                     0.45%     (0.23)%      0.20%         1.44%/2/     (0.27)%    (0.99)%     (0.54)%        1.58%/2/
 Before advisory/
  administration fee
  waivers                     0.39%     (0.90)%     (0.65)%        1.22%/2/     (0.33)%    (1.66)%     (1.39)%        1.35%/2/
Portfolio turnover rate        296%       224%         76%            0%          296%       224%         76%            0%

                       ----------------------------------------------------

                                INVESTOR C
                                  SHARES
                                                           For the
                                                           Period
                      Year        Year        Year        9/26/97/1
                      Ended       Ended       Ended       / through
                     9/30/00     9/30/99     9/30/98       9/30/97
Net asset value
 at beginning of
 period              $ 12.78     $ 9.48      $ 9.94        $10.00
                     -------     ------      ------        ------
Income from
 investment
 operations
 Net investment
  income (loss)        (0.04)     (0.03)      (0.04)          - -
 Net gain (loss)
  on investments
  (both realized
  and
  unrealized)          10.72       4.44       (0.40)        (0.06)
                     -------     ------      ------        ------
  Total from
   investment
   operations          10.68       4.41       (0.44)        (0.06)
                     -------     ------      ------        ------
Less
 distributions
 Distributions
  from net
  investment
  income                 - -        - -       (0.02)          - -
 Distributions
  from net
  realized
  capital gains        (1.40)     (1.11)        - -           - -
                     -------     ------      ------        ------
  Total
   distributions       (1.40)     (1.11)      (0.02)          - -
                     -------     ------      ------        ------
Net asset value
 at end of
 period              $ 22.06     $12.78      $ 9.48        $ 9.94
                     =======     ======      ======        ======
Total return           89.64%/3/  49.83%/3/   (4.73)%/3/   (0.30)%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)     $43,722     $1,019      $  423        $  182
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/
  administration
  fee waivers           2.52%      2.55%       2.53%         1.30%/2/
 Before
  advisory/
  administration
  fee waivers           2.58%      3.22%       3.38%         1.52%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/
  administration
  fee waivers          (0.27)%    (0.99)%     (0.54)%        1.44%/2/
 Before
  advisory/
  administration
  fee waivers          (0.32)%    (1.66)%     (1.39)%        1.22%/2/
Portfolio
 turnover rate           296%       224%         76%            0%

                       -----------------------

/1/ Commencement of operations of share class.

/2/ Annualized.

/3/ Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
[GRAPHIC]    Select Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a Company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company such (as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is a
 blend of growth stocks
 and value stocks,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Market Capitalization:
 Refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

 Sector: All stocks are
 classified into a cate-
 gory or sector such as
 utilities, consumer
 services, basic materi-
 als, capital equipment,
 consumer cyclicals,
 energy, consumer non-
 cyclicals, healthcare,
 technology, transporta-
 tion, finance and cash.

 S&P 500 Index: The
 Standard & Poor's Com-
 posite Stock Price
 Index, an unmanaged
 index of 500 stocks,
 most of which are
 listed on the New York
 Stock Exchange. The
 index is heavily
 weighted toward stocks
 with large market capi-
 talization and repre-
 sents approximately
 two-thirds of the total
 market value of all
 domestic common stocks.

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund manger uses the S&P 500 Index as a benchmark and seeks to invest in stocks and market sectors in similar proportion to that index. The manager seeks to own securities in all sectors, but can overweight or underweight securities within sectors as he identifies market opportunities. The fund normally invests at least 80% of its total assets in equity securi-ties. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

The manager initially screens for "value" and "growth" stocks from the universe of companies with market capitalization above $1 billion. The fund will invest in stocks that the manager believes offer attractive returns through capital appreciation. The fund will typically have a P/E multiple that is in line with the S&P 500 Index. The manager uses fundamental analysis to examine each com-pany for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pend-ing investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specified price on a specified date. The primary pur-pose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pend-ing investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.


Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

While the fund manager chooses stocks he believes to be undervalued, or which have above average growth potential, there is no guarantee that prices will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities go up

 IMPORTANT DEFINITIONS

 Value and Growth Compa-
 nies: All stocks are
 generally divided into
 the categories of
 "growth" or "value,"
 although there are
 times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.

while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500 Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in September 1993. Investor A Shares were launched in October 1993, Investor B Shares were launched in March 1996 and Investor C Shares were launched in Sep-tember 1996. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institu-tional Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

As of 12/31                     Investor A Shares
-----------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-----------------------------------------------------------------------------
Best Quarter
Q4 '98: 20.68%
Worst Quarter
Q3 '98: -11.45%
                                    [GRAPH]
                                94      -1.61%
                                95      32.62%
                                96      23.29%
                                97      30.84%
                                98      24.05%
                                99      20.29%
                                00     -15.27%

As of 12/31/00
-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-----------------------------------------------------------------------------
                                                      Since    Inception
                        1 Year   3 Years  5 Years   Inception     Date
Select; Inv A          -19.08%    6.49%    14.27%     13.79%    09/13/93
Select; Inv B          -19.74%    6.26%    14.23%     13.93%    09/13/93
Select; Inv C          -16.71%    7.29%    14.47%     13.93%    09/13/93
S&P 500                 -9.11%   12.26%    18.33%     17.70%       N/A

**The chart and the table both assume reinvestment of dividends and distribu-tions.

These returns assume payment of applicable sales charges.



Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares
Maximum Sales Charge (Load)      4.5%    0.0%    0.0%
 Imposed on Purchases*
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 141 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares
Advisory fees                    .53%     .53%     .53%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses/1/                .74%     .74%     .74%
  Service fee                    .25%     .25%     .25%
  Processing fee                 .15%     .15%     .15%
  Other                          .34%     .34%     .34%
Total annual fund operating
 expenses                       1.37%    2.02%    2.02%
Fee waivers and expense
 reimbursements*                 .10%      --       --
Net expenses*                   1.27%    2.02%    2.02%

 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.28% (for Investor A Shares) and 2.03% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to Blackrock in the following two years. See the "Management" section on page 148 for a discussion of these waivers and reimbursements.

 /1/"Other expenses" have been restated to reflect current expenses.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years
A Shares*         $574   $855   $1,157  $2,014
B Shares**
   Redemption     $655   $984   $1,288  $2,181***
B Shares
   No Redemption  $205   $634   $1,088  $2,181***
C Shares**
   Redemption     $305   $634   $1,088  $2,348
C Shares
   No Redemption  $205   $634   $1,088  $2,348

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on conversion of the Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time
 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Fees
 paid by the fund for
 other expenses such as
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is co-managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), headed by R. Andrew Damm, Managing Director at BlackRock since 1997, and Mark W. Broughton, Director at BlackRock since 2001. Mr. Damm previously served as senior investment manager with BlackRock from 1995 to 1997. Prior to joining BlackRock, Mr. Broughton was portfolio manager, director of research and a partner of Badgley, Phelps & Bell from 1996 to 2001, and was previously assistant portfolio manager and research analyst at Provident Investment Counsel from 1992 to 1996. Mr. Damm served on the fund's management team since June 2000 and has been portfolio co-manager since June 2000 and Mr. Broughton since January 2001.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                       Select Equity Portfolio

                                         INVESTOR A
                                           SHARES
                            Year        Year        Year        Year        Year
                            Ended       Ended       Ended       Ended       Ended
                           9/30/00     9/30/99     9/30/98     9/30/97     9/30/96
Net asset value at
 beginning of period       $ 20.75     $ 17.00     $ 17.50     $ 13.56     $11.88
                           -------     -------     -------     -------     ------
Income from
 investment
 operations
 Net investment
  income (loss)              (0.02)       0.05        0.08        0.11       0.15
 Net gain on
  investments (both
  realized and
  unrealized)                 1.60        4.36        0.50        5.16       2.07
                           -------     -------     -------     -------     ------
  Total from
   investment
   operations                 1.58        4.41        0.58        5.27       2.22
                           -------     -------     -------     -------     ------
Less distributions
 Distributions from
  net investment
  income                     (0.01)      (0.05)      (0.08)      (0.12)     (0.15)
 Distributions from
  net realized
  capital gains              (1.63)      (0.61)      (1.00)      (1.21)     (0.39)
                           -------     -------     -------     -------     ------
  Total distributions        (1.64)      (0.66)      (1.08)      (1.33)     (0.54)
                           -------     -------     -------     -------     ------
Net asset value at
 end of period             $ 20.69     $ 20.75     $ 17.00     $ 17.50     $13.56
                           =======     =======     =======     =======     ======
Total return                  7.64%/3/   26.44%/3/    3.62%/3/   41.95%/3/  19.23%/3/
Ratios/Supplemental
 data
 Net assets at end of
  period (in
  thousands)               $76,438     $66,646     $35,359     $18,949     $6,228
 Ratios of expenses
  to average net
  assets
 After
  advisory/administration
  fee waivers                 1.25%       1.21%       1.32%       1.27%      1.21%
 Before
  advisory/administration
  fee waivers                 1.25%       1.21%       1.32%       1.34%      1.34%
 Ratios of net
  investment income
  to average net
  assets
 After
  advisory/administration
  fee waivers                (0.11)%      0.26%       0.44%       0.75%      1.24%
 Before
  advisory/administration
  fee waivers                (0.11)%      0.26%       0.44%       0.68%      1.11%
Portfolio turnover
 rate                          103%         22%         27%         29%        55%

                                           INVESTOR B
                                             SHARES
                                                                            For the
                                                                             Period
                            Year        Year        Year        Year       3/27/96/1/
                            Ended       Ended       Ended       Ended       through
                           9/30/00     9/30/99     9/30/98     9/30/97      9/30/96
Net asset value at
 beginning of period       $ 20.44     $ 16.85     $ 17.40     $ 13.54       $12.83
                           ----------- ----------- ----------- ----------- ------------
Income from
 investment
 operations
 Net investment
  income (loss)              (0.18)      (0.10)      (0.03)       0.05         0.04
 Net gain on
  investments (both
  realized and
  unrealized)                 1.58        4.30        0.48        5.07         0.73
                           ----------- ----------- ----------- ----------- ------------
  Total from
   investment
   operations                 1.40        4.20        0.45        5.12         0.77
                           ----------- ----------- ----------- ----------- ------------
Less distributions
 Distributions from
  net investment
  income                       - -         - -         - -       (0.05)       (0.06)
 Distributions from
  net realized
  capital gains              (1.63)      (0.61)      (1.00)      (1.21)         - -
                           ----------- ----------- ----------- ----------- ------------
  Total distributions        (1.63)       (0.63      (1.00)      (1.26)       (0.06)
                           ----------- ----------- ----------- ----------- ------------
Net asset value at
 end of period             $ 20.21     $ 20.44     $ 16.85     $ 17.40       $13.54
                           =========== =========== =========== =========== ============
Total return                  6.82%/3/   25.38%/3/    2.90%/3/   40.70%/3/     6.58%/3/
Ratios/Supplemental
 data
 Net assets at end of
  period (in
  thousands)               $81,562     $66,854     $39,971     $18,345       $1,196
 Ratios of expenses
  to average net
  assets
 After
  advisory/administration
  fee waivers                 2.01%       2.02%       2.07%       2.01%        1.92%/2/
 Before
  advisory/administration
  fee waivers                 2.01%       2.02%       2.07%       2.08%        2.04%/2/
 Ratios of net
  investment income
  to average net
  assets
 After
  advisory/administration
  fee waivers                (0.87)%     (0.55)%     (0.29)%     (0.02)%       0.59%/2/
 Before
  advisory/administration
  fee waivers                (0.87)%     (0.55)%     (0.29)%     (0.09)%       0.46%/2/
Portfolio turnover
 rate                          103%         22%         27%         29%          55%

                                           INVESTOR C
                                             SHARES
                                                                            For the
                                                                             Period
                            Year        Year        Year        Year       9/27/96/1/
                            Ended       Ended       Ended       Ended       through
                           9/30/00     9/30/99     9/30/98     9/30/97      9/30/96
Net asset value
 at beginning of
 period                    $ 20.44     $16.85      $17.40      $13.54        $13.52
                           -------     ------      ------      ------        ------
Income from
 investment
 operations
 Net investment
  income (loss)              (0.16)     (0.08)      (0.02)       0.04           - -
 Net gain on
  investments
  (both realized
  and unrealized)             1.55       4.28        0.47        5.08          0.02
                           -------     ------      ------      ------        ------
  Total from
   investment
   operations                 1.39       4.20        0.45        5.12          0.02
                           -------     ------      ------      ------        ------
Less
 distributions
 Distributions
  from net
  investment
  income                       - -        - -         - -       (0.05)          - -
 Distributions
  from net
  realized
  capital gains              (1.63)     (0.61)      (1.00)      (1.21)          - -
                           -------     ------      ------      ------        ------
  Total
   distributions             (1.63)     (0.61)      (1.00)      (1.26)          - -
                           -------     ------      ------      ------        ------
Net asset value
 at end of period          $ 20.20     $20.44      $16.85      $17.40        $13.54
                           =======     ======      ======      ======        ======
Total return                  6.77%/3/  25.38%/3/    2.90%/3/   40.70%/3/      0.15%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $11,108     $6,543      $2,450      $  377        $   50
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                 2.01%      2.02%       2.06%       2.01%         0.00%/2/
 Before
  advisory/administration
  fee waivers                 2.01%      2.02%       2.06%       2.08%         0.00%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                (0.87)%    (0.55)%     (0.30)%     (0.12)%        0.00%/2/
 Before
  advisory/administration
  fee waivers                (0.87)%    (0.55)%     (0.30)%     (0.19)%        0.00%/2/
Portfolio
 turnover rate                 103%        22%         27%         29%           55%

/1/  Commencement of operations of share class.
/2/  Annualized.
/3/ Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
[GRAPHIC]    Index Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund invests all of its assets indirectly, through The U.S. Large Company Series (the Index Master Portfolio) of The DFA Invest-ment Trust Company, in the stocks of the S&P 500 Index using a passive invest-ment style that seeks to replicate the returns of the S&P 500 Index. The Index Master Portfolio normally invests at least 95% of its total assets in substan-tially all the stocks of the S&P 500 Index in approximately the same proportion as they are represented in the Index.

The Index Master Portfolio may invest some of its assets (generally not more than 5% of net assets) in certain short-term fixed income securities pending investment or to pay redeeming shareholders.

The Index Master Portfolio may, to the extent consistent with its investment objective, invest in index futures contracts and options on index futures con-tracts, commonly known as derivatives, to commit funds pending investment or to maintain liquidity. The Index Master Portfolio can borrow money to buy addi-tional securities. This practice can have the effects of increasing the fund's losses or gains.

Each of the Index Equity Portfolio and the Index Master Portfolio may lend some of its securities on a short-term basis in order to earn income. The fund and the Index Master Portfolio will receive collateral in cash or high-quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The investment objective of the Index Master Portfolio may not be changed without shareholder approval.


Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better

 IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Index Investing: An
 investment strategy
 involving the creation
 of a portfolio tailored
 as closely as possible
 to match the composi-
 tion and investment
 performance of a spe-
 cific stock or bond
 market index. Index
 funds offer investors
 diversification among
 securities, low portfo-
 lio turnover and rela-
 tive predictability of
 portfolio composition.
 The Index Master Port-
 folio engages in index
 investing.

 Large Capitalization
 Companies: Capitaliza-
 tion refers to the mar-
 ket value of the com-
 pany and is calculated
 by multiplying the num-
 ber of shares outstand-
 ing by the current
 price per share. Larger
 companies may be more
 likely to have the
 staying power to get
 them through all eco-
 nomic cycles; however
 their size may also
 make them less flexible
 and innovative than
 smaller companies.

 S&P 500 Index: The
 Standard & Poor's Com-
 posite Stock Price
 Index, an unmanaged
 index of 500 stocks,
 most of which are
 listed on the New York
 Stock Exchange. The
 index is heavily
 weighted toward stocks
 with large market capi-
 talizations and repre-
 sents approximately
 two-thirds of the total
 market value of all
 domestic common stocks.

or worse than other funds with different investment styles. The Index Master Portfolio is not actively managed and poor performance of a stock will ordi-narily not result in its elimination from the Index Master Portfolio. The Index Master Portfolio will remain fully invested in stocks even when stock prices are generally falling. Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500 Index (including additions or deletions resulting from mergers, reor-ganizations and similar transactions), and, to the extent necessary, to pro-vide cash to pay redeeming shareholders. The investment performance of the Index Master Portfolio and the fund (not taking into account fund expenses) is expected to approximate the investment performance of the S&P 500 Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

The Index Master Portfolio's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the values of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500 Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Service Shares of the fund, which were first issued in April 1992. Investor A Shares were launched in June 1992, Investor B Shares were launched in February 1996 and Investor C Shares were launched in August 1996. The performance for Investor B Shares for the period before they were launched is based upon performance for Service and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Service, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Service Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

As of 12/31                     Investor A Shares
-----------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-----------------------------------------------------------------------------
Best Quarter
Q4 '98: 21.18%
Worst Quarter
Q3 '98: -10.02%
                                    [GRAPH]
                                93       9.37%
                                94       0.44%
                                95      36.53%
                                96      21.84%
                                97      32.27%
                                98      28.02%
                                99      20.00%
                                00     -12.49%

As of 12/31/00
-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-----------------------------------------------------------------------------
                                               Since    Inception
                1 Year   3 Years   5 Years   Inception     Date
Index; Inv A   -12.49%   10.36%    16.72%     15.33%     04/20/92
Index; Inv B   -14.43%    9.69%    16.40%     15.27%     04/20/92
Index; Inv C   -11.35%   10.64%    16.60%     16.93%     04/20/92
S&P 500         -9.11%   12.26%    18.33%     16.81%       N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.

These returns assume payment of applicable sales charge.


Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares
Maximum Sales Charge (Load)      3.0%    0.0%    0.0%
 Imposed on Purchases*
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 141 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses*
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares
Advisory fees                   .025%    .025%    .025%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses/1/               .765%    .765%    .765%
  Service fee                    .25%     .25%     .25%
  Processing fee                 .15%     .15%     .15%
  Other                         .365%    .365%    .365%
Total annual fund operating
 expenses                        .89%    1.54%    1.54%
Fee waivers and expense
 reimbursements**                .13%     .03%     .03%
Net expenses**                   .76%    1.51%    1.51%

 * The Annual Fund Operating Expenses table and the Example reflect the expenses of both the Index Equity and Index Master Portfolios.

** BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .785% (for Investor A Shares) and 1.535% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 148 for a discussion of these waivers and reimbursements.
 /1/"Other expenses" have been restated to reflect current expenses.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years
A Shares*         $375   $563   $  766  $1,352
B Shares**
   Redemption     $604   $834   $1,037  $1,657***
B Shares
   No Redemption  $154   $484   $  837  $1,657***
C Shares**
   Redemption     $254   $484   $  837  $1,832
C Shares
   No Redemption  $154   $484   $  837  $1,832

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A



 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your indi-vidual circumstances. You should know that the lowest sales charge won't nec-essarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Index Master Portfolio Management
Dimensional Fund Advisors Inc. (DFA) serves as investment adviser to the Index Master Portfolio. Investment decisions for the Index Master Portfolio are made by the Investment Committee of DFA, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of DFA who are elected annually. DFA provides the Index Master Portfolio with a trading department and selects brokers and dealers to effect securities transactions.

Financial Highlights
The financial information in the table on the opposite page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's indepen-dent accountants. The auditor's report, along with the fund's financial state-ments, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)
                    Index Equity Portfolio

                                         INVESTOR A
                                           SHARES
                            Year        Year        Year        Year        Year
                            Ended       Ended       Ended       Ended       Ended
                           9/30/00     9/30/99     9/30/98     9/30/97     9/30/96
Net asset value
 at beginning of
 period                    $ 24.66     $ 19.64     $ 18.32     $ 13.96     $ 13.58
                           -------     -------     -------     -------     -------
Income from
 investment
 operations
 Net investment
  income (loss)               0.11        0.17        0.18        0.21        0.27
 Net gain on
  investments
  (both realized
  and unrealized)             2.96        5.10        1.35        5.02        2.09
                           -------     -------     -------     -------     -------
  Total from
   investment
   operations                 3.07        5.27        1.53        5.23        2.36
                           -------     -------     -------     -------     -------
Less
 distributions
 Distributions
  from net
  investment
  income                     (0.06)      (0.19)      (0.17)      (0.19)      (0.28)
 Distributions
  from net
  realized
  capital gains              (0.16)      (0.06)      (0.04)      (0.68)      (1.70)
                           -------     -------     -------     -------     -------
  Total
   distributions             (0.22)      (0.25)      (0.21)      (0.87)      (1.98)
                           -------     -------     -------     -------     -------
Net asset value
 at end of period          $ 27.51     $ 24.66     $ 19.64     $ 18.32     $ 13.96
                           =======     =======     =======     =======     =======
Total return                 12.43%/3/   26.74%/3/    8.37%/3/   39.49%/3/   19.31%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $93,935     $85,174     $42,891     $33,934     $12,752
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                 0.78%/4/    0.75%/4/    0.65%/4/    0.65%/4/    0.65%/4/
 Before
  advisory/administration
  fee waivers                 0.81%/4/    0.81%/4/    0.81%/4/    0.85%/4/    0.97%/4/
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                 0.38%       0.62%       0.92%       1.23%       1.81%
 Before
  advisory/administration
  fee waivers                 0.35%       0.56%       0.76%       1.03%       1.49%
Portfolio
 turnover rate                   8%/9/       5%/8/       9%/7/       4%/6/      18%/5/,*

                                       INVESTOR B                             INVESTOR C
                                         SHARES                                 SHARES
                                                                               For the
                                                                                Period
                             Year         Year         Year        Year       2/7/96/1/
                            Ended        Ended        Ended        Ended       through
                           9/30/00      9/30/99      9/30/98      9/30/97      9/30/96
Net asset value
 at beginning of
 period                    $  24.44     $  19.52     $  18.22     $ 13.93       $13.20
                           ------------ ------------ ------------ ----------- ----------------
Income from
 investment
 operations
 Net investment
  income (loss)                 - -        (0.02)        0.05        0.13         0.08
 Net gain on
  investments
  (both realized
  and unrealized)              2.84         5.05         1.34        4.94         0.77
                           ------------ ------------ ------------ ----------- ----------------
  Total from
   investment
   operations                  2.84         5.03         1.39        5.07         0.85
                           ------------ ------------ ------------ ----------- ----------------
Less
 distributions
 Distributions
  from net
  investment
  income                        - -        (0.05)       (0.05)      (0.10)       (0.12)
 Distributions
  from net
  realized
  capital gains               (0.13)       (0.06)       (0.04)      (0.68)         - -
                           ------------ ------------ ------------ ----------- ----------------
  Total
   distributions              (0.13)       (0.11)       (0.09)      (0.78)       (0.12)
                           ------------ ------------ ------------ ----------- ----------------
Net asset value
 at end of period          $  27.15     $  24.44     $  19.52     $ 18.22       $13.93
                           ============ ============ ============ =========== ================
Total return                  11.61%/3/    25.78%/3/     7.63%/3/   38.31%/3/     6.50%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $360,792     $302,071     $109,019     $38,271       $2,904
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                  1.51%/4/     1.49%/4/     1.38%/4/    1.38%/4/     1.38%/2/,/4/
 Before
  advisory/administration
  fee waivers                  1.54%/4/     1.55%/4/     1.54%/4/    1.58%/4/     1.60%/2/,/4/
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                 (0.35)%      (0.13)        0.19%       0.45%        0.93%/2/
 Before
  advisory/administration
  fee waivers                 (0.38)%      (0.18)%       0.03%       0.25%        0.71%
Portfolio
 turnover rate                    8%/9/        5%/8/        9%/7/       4%/6/       18%/5/,*

                                     INVESTOR C
                                       SHARES
                                                                             For the
                                                                              Period
                            Year         Year        Year        Year       8/14/96/1/
                           Ended        Ended        Ended       Ended       through
                          9/30/00      9/30/99      9/30/98     9/30/97      9/30/96
Net asset value at
 beginning of period      $  24.44     $  19.52     $ 18.22     $ 13.93       $13.47
                          --------     --------     -------     -------       ------
Income from investment
 operations
 Net investment income         - -          - -        0.05        0.13         0.02
 Net gain on investments
  (both realized and
  unrealized)                 2.84         5.03        1.34        4.94         0.50
                          --------     --------     -------     -------       ------
  Total from investment
   operations                 2.84         5.03        1.39        5.07         0.52
                          --------     --------     -------     -------       ------
Less distributions
 Distributions from net
  investment income            - -        (0.05)      (0.05)      (0.10)       (0.06)
 Distributions from net
  realized capital gains     (0.13)       (0.06)      (0.04)      (0.68)         - -
                          --------     --------     -------     -------       ------
  Total distributions        (0.13)       (0.11)      (0.09)      (0.78)       (0.06)
                          --------     --------     -------     -------       ------
Net asset value at end
 of period                $  27.15     $  24.44     $ 19.52     $ 18.22       $13.93
                          ========     ========     =======     =======       ======
Total return                 11.61%/3/    25.78%/3/    7.63%/3/   38.31%/3/     3.90%/3/
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)   $530,586     $391,152     $81,529     $19,668       $  432
 Ratios of expenses to
  average net assets
 After advisory/
  administration fee
  waivers                     1.53%/4/     1.51%/4/    1.38%/4/    1.38%/4/     1.25%/2/,/4/
 Before advisory/
  administration fee
  waivers                     1.56%/4/     1.55%/4/    1.54%/4/    1.58%/4/     1.43%/2/,/4/
 Ratios of net
  investment income to
  average net assets
 After advisory/
  administration fee
  waivers                    (0.37)%      (0.15)%      0.19%       0.45%        0.71%/2/
 Before advisory/
  administration fee
  waivers                    (0.40)%      (0.19)%      0.03%       0.25%        0.53%/2/
Portfolio turnover rate          8%/9/        5%/8/       9%/7/       4%/6/       18%/5/,*

/1/ Commencement of operations of share class.
/2/ Annualized.
/3/ Neither front-end sales load nor contingent deferred sales load is reflected in total return.

/4/ Including expenses allocated from The U.S. Large Company Series of The DFA
    Investment Trust Company of 0.06% for the year ended 9/30/00, 0.06% for the year ended 9/30/99, 0.06% for the year ended 9/30/98, 0.07% for the year ended 9/30/97 and 0.12% for the year ended 9/30/96.
/5/ For period October 1, 1995 through May 31, 1996.

/6/ For period December 1, 1996 through November 30, 1997.
/7/ For period December 1, 1997 through November 30, 1998.

/8/ For period December 1, 1998 through September 30, 1999.

/9/ For period December 1, 1999 through September 30, 2000.
* See footnotes to the financial statements of The DFA Investment Trust Company for the year ended November 30, 1996.
118

             BlackRock
[GRAPHIC]    Balanced
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation--current income from fixed income securities is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund managers invest primarily in a blend of equity and fixed income securities selected to deliver returns through the com-bination of capital appreciation and current income. The equity and fixed income managers work together to determine an appropriate asset allocation strategy.

Equity Portion

The manager initially screens for "value" and "growth" stocks from the universe of companies with market capitalization above $1 billion. In pursuit of this goal, the fund manager uses the S&P 500 Index as a benchmark and seeks to invest in stocks and market sectors in similar proportion to that index. The manager seeks to own securities in all sectors, but can overweight or under-weight securities within sectors as he identifies market opportunities. The portfolio manager will adjust the blend of value/growth stocks based on perfor-mance expectations. The fund will invest primarily in common stock, but can also invest in preferred stock and securities convertible into common and pre-ferred stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

Fixed Income Portion
The fixed income portion of the fund consists of a broad range of U.S. invest-ment grade bonds including U.S. Government bonds, mortgage-backed, asset-backed and corporate debt securities. The fund normally will invest at least 25% of its total assets in bonds. The fund may invest up to 10% of its total assets in bonds of foreign issuers. The fixed income team seeks bonds that will add value while controlling risk.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.
 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Investment Style:
 Refers to the guiding
 principle of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 balanced, both equity
 and fixed income secu-
 rities meaning that the
 managers will choose
 both equity and fixed
 income securities for
 this fund.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund also may invest in money market securities in order to achieve its investment objective.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to main-tain liquidity, commit cash pending investment or for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high-quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

The main risk of any investment in stocks is that values fluctuate in price.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will nor-mally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those
 IMPORTANT DEFINITIONS


 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Sector: All stocks are
 classified into a cate-
 gory or sector such as
 utilities, consumer
 services, basic materi-
 als, capital equipment,
 consumer cyclicals,
 energy, consumer non-
 cyclicals, healthcare,
 technology, transporta-
 tion, finance and cash.

 S&P 500 Index: The
 Standard & Poor's Com-
 posite Stock Price
 Index, an unmanaged
 index of 500 common
 stocks, most of which
 are listed on the New
 York Stock Exchange.
 The Index is heavily
 weighted toward stocks
 with large market capi-
 talization and repre-
 sents approximately
 two-thirds of the total
 market value of all
 domestic common stocks.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

 Value and Growth Compa-
 nies: All stocks are
 generally divided into
 the categories of
 "growth" or "value,"
 although there are
 times when a "growth
 fund" and a "value
 fund" may own the same
 stock. Value stocks are
 companies which appear
 to the manager to be
 undervalued by the mar-
 ket as measured by cer-
 tain financial formu-
 las. Growth stocks are
 companies whose earn-
 ings growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.

held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Because market conditions can vary, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively equity or fixed income securities may outperform this fund.

While the fund manager chooses stocks with a focus on attempting to minimize risk and chooses bonds of investment grade quality, there is no guarantee that prices won't move lower.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subjected to wider price movements than comparable investments in U.S. companies. There is also less regulation of foreign secu-rities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national curren-cies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact Euro-pean capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they are also considered speculative, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Invest-ment grade ratings do not guarantee that bonds will not lose value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general mar-ket liquidity than others.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The chart shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of both the S&P 500 Index and a customized weighted index comprised of the returns of the S&P 500 Index (65%) and the Lehman Aggregate Index (35%), recognized unmanaged indices of stock and bond market performance, respectively. As with all such investments, past per-formance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor B and C Shares were launched is based upon performance for Investor A Shares of the fund. Investor A Shares were launched in May 1990, Investor B Shares were launched in October 1994 and Investor C Shares were launched in December 1996. The actual return of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

As of 12/31                     Investor A Shares
-----------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-----------------------------------------------------------------------------
Best Quarter
Q4 '98: 13.29%
Worst Quarter
Q4 '00: -5.01%
                                    [GRAPH]
                                91      22.45%
                                92      11.82%
                                93      11.67%
                                94      -3.55%
                                95      27.22%
                                96      15.04%
                                97      23.34%
                                98      21.38%
                                99      10.56%
                                00      -6.61%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                                 Inception
                         1 Year   3 Years   5 Years   10 Years      Date
Balanced; Inv A         -10.82%    6.17%    11.18%     12.29%     05/14/90
Balanced; Inv B         -11.40%    5.99%    11.09%     11.50%     05/14/90
Balanced; Inv C          -8.17%    7.02%    11.36%     12.29%     05/14/90
65% S&P 500/35% Leh. Ag. -1.85%   10.19%    14.17%     13.73%       N/A*

 * For comparative purposes, the values of the indexes on 04/30/90 are used as the beginning values on 05/14/90.
** The chart and the table both assume reinvestment of dividends and distribu-tions.

These returns assume payment of applicable sales charges.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares
Maximum Sales Charge (Load)
 Imposed on Purchases*           4.5%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 141 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares
Advisory fees                    .55%     .55%     .55%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses/1/                .77%     .77%     .77%
  Service fee                    .25%     .25%     .25%
  Processing fee                 .15%     .15%     .15%
  Other                          .37%     .37%     .37%
Total annual fund operating
 expenses                       1.42%    2.07%    2.07%
Fee waivers and expense
 reimbursements*                 .10%     - -      - -
Net expenses*                   1.32%    2.07%    2.07%

 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.34% (for Investor A Shares) and 2.08% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimburse-ments to BlackRock in the following two years. See the "Management" sec-tion on page 148 for a discussion of these waivers and reimbursements.

 /1/  "Other expenses" have been restated to reflect current expenses.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 fees paid by the fund
 for other expenses such
 as administration,
 transfer agency, custo-
 dy, professional fees
 and registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years
A Shares*         $578   $870   $1,182   $2,067
B Shares**
   Redemption     $660   $999   $1,314   $2,234***
B Shares
   No Redemption  $210   $649   $1,114   $2,234***
C Shares**
   Redemption     $310   $649   $1,114   $2,400
C Shares
   No Redemption  $210   $649   $1,114   $2,400

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on the conversion of Investor B Shares to Investor A shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The portfolio manager for the equity portion of the fund is R. Andrew Damm, who has served as a Managing Director with BlackRock Advisors, Inc. (Black-
Rock) since 1997 and senior investment manager with BlackRock since 1995. Mr. Damm was a Portfolio Manager for PNC Bank from 1988 to 1995. He has been co-manager of the fund since 1996.

The co-managers for the fixed-income portion of the fund are Robert S. Kapito, who has been Vice Chairman of BlackRock Financial Management, Inc. (BFM) since 1988 and who has served as co-manager of the fund since 1995, and Keith T. Anderson, who has been a Managing Director at BFM since 1988. He has served as co-manager of the fund since 1995.

Financial Highlights
The financial information in the table on the next page shows the fund's finan-cial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

            Balanced Portfolio

                                     INVESTOR A
                                       SHARES
                        Year         Year        Year        Year        Year
                       Ended        Ended        Ended       Ended       Ended
                      9/30/00      9/30/99      9/30/98     9/30/97     9/30/96
 Net asset
  value at
  beginning of period $  19.72     $  18.33     $ 18.22     $ 15.10     $ 13.73
                      --------     --------     -------     -------     -------
 Income from
  investment
  operations
 Net investment
  income                  0.38         0.41        0.39        0.39        0.40
 Net realized
  gain on
  investments             1.11         2.18        1.33        3.68        1.49
                      --------     --------     -------     -------     -------
  Total from
   investment
   operations             1.49         2.59        1.72        4.07        1.89
                      --------     --------     -------     -------     -------
 Less
  distributions
 Distributions
  from net
  investment
  income                 (0.38)       (0.41)      (0.36)      (0.43)      (0.39)
 Distributions
  from net
  realized
  capital gains          (0.70)       (0.79)      (1.25)      (0.52)      (0.13)
                      --------     --------     -------     -------     -------
  Total
   distributions         (1.08)       (1.20)      (1.61)      (0.95)      (0.52)
                      --------     --------     -------     -------     -------
 Net asset
  value at end
  of period           $  20.13     $  19.72     $ 18.33     $ 18.22     $ 15.10
                      ========     ========     =======     =======     =======
 Total return             7.59%/3/    14.40%/3/   10.19%/3/   27.93%/3/   13.98%/3/
 Ratios/Supplemental
  data
 Net assets at
  end of period
  (in
  thousands)          $149,594     $132,833     $96,795     $87,202     $71,899
 Ratios of
  expenses to
  average net
  assets
  After
   advisory/
   administration
   fee waivers            1.30%        1.25%       1.30%       1.24%       1.19%
  After
   advisory/
   administration
   fee waivers
   (excluding
   interest
   expense)               1.29%        1.25%       1.30%       1.24%       1.19%
  Before
   advisory/
   administration
   fee waivers            1.30%        1.25%       1.30%       1.30%       1.30%
 Ratios of net
  investment
  income to
  average net
  assets
  After
   advisory/
   administration
   fee waivers            1.86%        2.05%       2.13%       2.58%       2.75%
  Before
   advisory/
   administration
   fee waivers            1.86%        2.05%       2.13%       2.52%       2.65%
 Portfolio
  turnover rate            176%         122%        134%        173%        275%

                                     INVESTOR B                                                INVESTOR C
                                       SHARES                                                    SHARES
                                                                                                                         For the
                                                                                                                         Period
                        Year        Year        Year        Year        Year        Year        Year        Year       12/20/96/1/
                       Ended        Ended       Ended       Ended       Ended       Ended       Ended       Ended        through
                      9/30/00      9/30/99     9/30/98     9/30/97     9/30/96     9/30/00     9/30/99     9/30/98       9/30/97
 Net asset
  value at
  beginning of period $  19.59     $ 18.22     $ 18.13     $ 15.04     $13.69      $ 19.59     $ 18.22     $18.13        $15.62
                      ------------ ----------- ----------- ----------- ----------- ----------- ----------- ----------- -------------
 Income from
  investment
  operations
 Net investment
  income                  0.22        0.24        0.25        0.31       0.31         0.22        0.23       0.24          0.28
 Net realized
  gain on
  investments             1.09        2.18        1.31        3.61       1.47         1.09        2.19       1.32          2.54
                      ------------ ----------- ----------- ----------- ----------- ----------- ----------- ----------- -------------
  Total from
   investment
   operations             1.31        2.42        1.56        3.92       1.78         1.31        2.42       1.56          2.82
                      ------------ ----------- ----------- ----------- ----------- ----------- ----------- ----------- -------------
 Less
  distributions
 Distributions
  from net
  investment
  income                 (0.22)      (0.26)      (0.22)      (0.31)     (0.30)       (0.22)      (0.26)     (0.22)        (0.31)
 Distributions
  from net
  realized
  capital gains          (0.70)      (0.79)      (1.25)      (0.52)     (0.13)       (0.70)      (0.79)     (1.25)          - -
                      ------------ ----------- ----------- ----------- ----------- ----------- ----------- ----------- -------------
  Total
   distributions         (0.92)      (1.05)      (1.47)      (0.83)     (0.43)       (0.92)      (1.05)     (1.47)        (0.31)
                      ------------ ----------- ----------- ----------- ----------- ----------- ----------- ----------- -------------
 Net asset
  value at end
  of period           $  19.98     $ 19.59     $ 18.22     $ 18.13     $15.04      $ 19.98     $ 19.59     $18.22        $18.13
                      ============ =========== =========== =========== =========== =========== =========== =========== =============
 Total return             6.72%/3/   13.46%/3/    9.40%/3/   26.95%/3/  13.14%/3/     6.73%/3/   13.46%/3/   9.40%/3/     23.95%/3/
 Ratios/Supplemental
  data
 Net assets at
  end of period
  (in
  thousands)          $102,530     $96,253     $46,303     $23,455     $7,333      $11,967     $10,095     $  699        $   87
 Ratios of
  expenses to
  average net
  assets
  After
   advisory/
   administration
   fee waivers            2.07%       2.07%       2.11%       2.05%      1.98%        2.07%       2.07%      1.92%         2.03%/2/
  After
   advisory/
   administration
   fee waivers
   (excluding
   interest
   expense)               2.07%       2.07%       2.11%       2.05%      1.98%        2.06%       2.07%      1.92%         2.03%/2/
  Before
   advisory/
   administration
   fee waivers            2.07%       2.07%       2.11%       2.11%      2.09%        2.07%       2.07%      1.92%         2.09%/2/
 Ratios of net
  investment
  income to
  average net
  assets
  After
   advisory/
   administration
   fee waivers            1.09%       1.23%       1.30%       1.78%      1.99%        1.09%       1.23%      1.46%         1.90%/2/
  Before
   advisory/
   administration
   fee waivers            1.09%       1.23%       1.30%       1.72%      1.88%        1.09%       1.23%      1.46%         1.84%/2/
 Portfolio
  turnover rate            176%        122%        134%        173%       275%         176%        122%       134%          173%

/1/  Commencement of operations of share class.
/2/  Annualized.
/3/ Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
[GRAPHIC]    Micro-Cap Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in micro-capital-ization companies (market capitalization between $25 million to $500 million) with earnings visibility and earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but can also invest in pre-ferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager is seeking micro-capitalization stocks which he believes have favorable and above-average earnings growth prospects. The manager screens for "growth" stocks from the universe of companies with market capitalization between $25 million and $500 million. Generally, only companies in the top 40% of the micro-cap sector with earnings growth visibility of 20% or higher will be considered appropriate investments. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pend-ing investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as

 IMPORTANT DEFINITIONS


 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security ana-
 lysts attempt to iden-
 tify companies with
 earnings growth poten-
 tial because a pattern
 of earnings growth gen-
 erally causes share
 prices to increase.

 Earnings Visibility:
 Earnings visibility
 means positive earnings
 in the foreseeable
 future (generally
 defined as 2-3 years).
 Earnings growth poten-
 tial means the rate of
 earnings growth of
 which a company is
 capable. Earnings
 growth visibility of
 20% or more means earn-
 ings are forecasted to
 grow at a rate of 20%
 or higher in the fore-
 seeable future.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idend yields and sell
 at relatively high
 prices in relation to
 their earnings and book
 value. Value stocks are
 companies that appear
 to the manager to be
 undervalued by the mar-
 ket as measured by cer-
 tain financial formu-
 las.

derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

The Micro-Cap Equity Portfolio was closed to new investors as of 4 p.m., Decem-ber 23, 1999. Shareholders as of 4 p.m., December 23, 1999 may make additional investments. The fund may re-open to new investors in the future.


Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

There are certain risks with investing in micro-cap securities. Micro-cap com-panies will normally have more limited product lines, markets and financial resources and will be more dependent on a more limited management group than companies with larger capitalizations. In addition, it is more difficult to get information on micro-cap companies, which tend to be less well known, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of micro-cap companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies. There have been instances of fraud in the micro-cap mar-ket. The fund may suffer losses due to fraudulent activity in the market in which it invests.

An important consideration: In certain investment cycles and over certain hold-ing periods, an equity fund that invests in

 IMPORTANT DEFINITIONS


 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 micro-cap, referring to
 the type of securities
 the manager will choose
 for this fund.

 Micro-Cap Companies:
 This asset class con-
 tains the smallest cap-
 italized companies. The
 fund defines a "micro-
 cap" company as one
 with total capitaliza-
 tion of $25 million to
 $500 million.

micro-cap stocks may perform above or below the market. The fund should be considered an aggressive allocation within an overall investment strategy; it is not intended to be used as a complete investment program.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to pro-duce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to have above average earn-ings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Wilshire Microcap Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

As of 12/31                     Investor A Shares
-----------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
-----------------------------------------------------------------------------
Best Quarter
Q4'99: 69.17%
Worst Quarter
Q4'00: -23.36%
                                    [GRAPH]
                                99      220.11%
                                00       -8.17%

As of 12/31/00
-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-----------------------------------------------------------------------------
                                        Since    Inception
                             1 Year   Inception     Date
Micro-Cap; Inv A             -12.76%    61.99%    05/01/98
Micro-Cap; Inv B             -13.00%    63.45%    05/01/98
Micro-Cap; Inv C              -9.79%    64.01%    05/01/98
Wilshire Quantum Micro Cap    -7.98%     2.32%      N/A

* The chart and the table both assume reinvestment of dividends and distribu-tions.

These returns assume payment of applicable sales charges.

One factor impacting the fund's total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund's investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares
Maximum Sales Charge (Load)    5.0%     0.0%     0.0%
 Imposed on Purchases*
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                        0.0%     4.5%**   1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 141 for complete schedule of CDSCs.)
*** There is no CDSC on C shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares
Advisory fees                   1.10%    1.10%    1.10%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses                   .78%     .78%     .78%
  Service fee                    .25%     .25%     .25%
  Processing fee                 .15%     .15%     .15%
  Other                          .40%     .40%     .40%
Total annual fund operating
 expenses                       1.98%    2.63%    2.63%
Fee waivers and expense
 reimbursements*                 .10%     - -      - -
Net expenses*                   1.88%    2.63%    2.63%

 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in oder to limit fund expenses to 1.95% (for Investor A Shares) and 2.70% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 148 for a discussion of these waivers and reimbursements.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 fees paid by the fund
 for other expenses such
 as administration,
 transfer agency, custo-
 dy, professional fees
 and registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.
321

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 Year 3 Years 5 Years 10 Years
A Shares*         $681  $1,081  $1,505   $2,683
B Shares**
   Redemption     $716  $1,167  $1,595   $2,806***
B Shares
   No Redemption  $266  $  817  $1,395   $2,806***
C Shares**
   Redemption     $366  $  817  $1,395   $2,964
C Shares
   No Redemption  $266  $  817  $1,395   $2,964

  * Reflects imposition of sales charge.
 ** Reflects deduction of contingent deferred sales charge.
*** Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front- end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option schedule should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advi-sors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: William Wykle, Managing Director of BlackRock since 1995, Thomas Callan, Managing Director of BlackRock since 1996, and Michael Carey, a Vice President of BlackRock since 2000 and an equity analyst at BlackRock since 1996. Prior to joining BlackRock, William Wykle served as an investment manager for PNC Bank from 1986 to 1995, Thomas Callan served as an equity analyst for PNC Bank from 1993 to 1996, and Michael Carey was a fixed income analyst for PNC Bank from 1993 to 1996. William Wykle and Thomas Callan have been portfolio co-managers since inception, and Michael Carey since October 1999.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                   Micro-Cap Equity Portfolio

                                   INVESTOR A                             INVESTOR B
                                     SHARES                                 SHARES
                                                     For the                                For the
                                                      Period                                 Period
                             Year        Year       5/01/98/1/      Year        Year       5/01/98/1/
                            Ended        Ended       through       Ended        Ended       through
                           9/30/00      9/30/99      9/30/98      9/30/00      9/30/99      9/30/98
Net asset value at
 beginning of period       $  24.60     $  9.38       $10.00      $  24.38     $  9.36       $10.00
                           --------     -------       ------      --------     -------       ------
Income from
 investment
 operations
 Net investment
  (loss)                      (0.17)      (0.11)       (0.02)        (0.45)      (0.18)       (0.04)
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                 23.80       15.33        (0.60)        23.52       15.20        (0.60)
                           --------     -------       ------      --------     -------       ------
  Total from
   investment
   operations                 23.63       15.22        (0.62)        23.07       15.02        (0.64)
                           --------     -------       ------      --------     -------       ------
Less distributions
 Distributions from
  net realized
  capital gains               (3.30)        - -          - -         (3.30)        - -          - -
                           --------     -------       ------      --------     -------       ------
  Total
   distributions              (3.30)        - -          - -         (3.30)        - -          - -
                           --------     -------       ------      --------     -------       ------
Net asset value at
 end of period             $  44.93     $ 24.60       $ 9.38      $  44.15     $ 24.38       $ 9.36
                           ========     =======       ======      ========     =======       ======
Total return                 102.68%/3/  162.26%/3/    (6.20)%/3/   101.17%/3/  160.19%/3/    (6.30)%/3/
Ratios/Supplemental
 data
 Net assets at end
  of period (in
  thousands)               $151,588     $45,429       $6,100      $213,237     $53,476       $8,560
 Ratios of expenses
  to average net
  assets
 After
  advisory/administration
  fee waivers                  1.91%       1.90%        1.84%/2/      2.66%       2.65%        2.55%/2/
 Before
  advisory/administration
  fee waivers                  1.91%       2.23%        3.17%/2/      2.66%       3.01%        3.88%/2/
 Ratios of net
  investment income
  to average net
  assets
 After
  advisory/administration
  fee waivers                 (0.41)%     (1.17)%      (0.70)%/2/    (1.14)%     (1.91)%      (1.44)%/2/
 Before
  advisory/administration
  fee waivers                 (0.41)%     (1.50)%      (2.03)%/2/    (1.14)%     (2.27)%      (2.77)%/2/
Portfolio turnover
 rate                           445%        346%         119%          445%        346%         119%

                                   INVESTOR C
                                     SHARES
                                                    For the
                                                     Period
                            Year        Year       5/01/98/1/
                            Ended       Ended       through
                           9/30/00     9/30/99      9/30/98
Net asset value at
 beginning of period       $ 24.38     $  9.36       $10.00
                           ----------- ----------- -------------
Income from
 investment
 operations
 Net investment
  (loss)                    (0.44)       (0.16)       (0.04)
 Net gain (loss) on
  investments (both
  realized and
  unrealized)              $ 23.50       15.18        (0.60)
                           ----------- ----------- -------------
  Total from
   investment
   operations                23.06       15.02        (0.64)
                           ----------- ----------- -------------
Less distributions
 Distributions from
  net realized
  capital gains              (3.30)        - -          - -
                           ----------- ----------- -------------
  Total
   distributions             (3.30)        - -          - -
                           ----------- ----------- -------------
Net asset value at
 end of period             $ 44.14     $ 24.38       $ 9.36
                           =========== =========== =============
Total return                101.12%/3/  160.19%/3/    (6.30)%/3/
Ratios/Supplemental
 data
 Net assets at end
  of period (in
  thousands)               133,540     $19,993       $1,809
 Ratios of expenses
  to average net
  assets
 After
  advisory/administration
  fee waivers                 2.65%       2.63%        2.53%/2/
 Before
  advisory/administration
  fee waivers                 2.65%       2.93%        3.86%/2/
 Ratios of net
  investment income
  to average net
  assets
 After
  advisory/administration
  fee waivers                (1.12)%     (1.91)%      (1.45)%/2/
 Before
  advisory/administration
  fee waivers                (1.12)%     (2.21)%      (2.78)%/2/
Portfolio turnover
 rate                          445%        346%         119%

                 --------------------------------------------------------------

/1/ Commencement of operations of share class.
/2/ Annualized.
/3/ Neither front-end sales load nor contingent deferred sales load is reflected in total return.

[LOGO]       About Your Investment

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------




Buying Shares from a Registered Investment Professional

BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell BlackRock Funds Investor Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the prospectus and have a discussion with your registered representative about the details of your investment

-------------------------------------------------------------------------------

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10. When you buy Investor Shares you pay the NAV/share plus the sales charge if you are purchasing Investor A Shares.

The funds' investments are valued based on market value, or where market quo-tations are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amortized cost method.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

PFPC, the Company's transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

to the transfer agent with your check. Please call (800) 441-7762 for a pur-chase application. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The foreign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

When you place a purchase order, you need to specify whether you want Investor A, B or C Shares. If you do not specify a class, you will receive Investor A Shares.

-------------------------------------------------------------------------------

When Must You Pay?

Payment for an order must be made by your registered representative in Federal funds or other immediately available funds by 4 p.m. (Eastern time) on the third business day following PFPC's receipt of the order. If payment is not received by this time, the order will be canceled and you and your registered representative will be responsible for any loss to a fund. For shares pur-chased directly from the transfer agent, a check payable to BlackRock Funds and bearing the name of the fund you are purchasing must accompany a completed purchase application. The Company does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call PFPC at (800) 441-7762 before doing so to confirm the wiring instruc-tions.

-------------------------------------------------------------------------------

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor Shares is $500. There is a $50 minimum for all later investments. The Company permits a lower initial investment if you are an employee of the Company or one of its service providers or if you participate in the Automatic Investment Plan in which

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

you make regular, periodic investments through a savings or checking account. Your investment professional can advise you on how to begin an Automatic Investment Plan. The Company won't accept a purchase order of $1 million or more for Investor B or Investor C Shares. The Company may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of the Company at any time.

--------------------------------------------------------------------------------

Which Pricing Option Should You Choose?

BlackRock Funds offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this prospectus, you can choose from Investor A, B, or C Shares.

A Shares (Front-End Load)
 .One time sales charge paid at time of purchase

 .Lower ongoing distribution fees
 .Free exchange with other A Shares in BlackRock Funds family

 .Advantage: Makes sense for investors who have long-term investment horizon because ongoing distribution fees are less than for other Investor Share clas-ses.
 .Disadvantage: You pay sales charge up-front, and therefore you start off own-ing fewer shares.

B Shares (Back-End Load)
 .No front-end sales charge when you buy shares

 .You pay sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over 6 years to zero from a high of 4.5%.

 .Higher ongoing distribution fees than A Shares
 .Free exchange with other B Shares in BlackRock Funds family
 .Automatically convert to A Shares eight years from purchase
 .Advantage: No up-front sales charge so you start off owning more shares.

 .Disadvantage: You pay higher ongoing distribution fees than on A Shares each year you own shares, which means that you can expect lower total performance per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C Shares (Level Load)
 .No front-end sales charge when you buy shares
 .Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase

 .Higher ongoing distribution fees than A Shares
 .Free exchange with other C Shares in BlackRock Funds family
 .Advantage: No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon rel-ative to A or B Shares.

 .Disadvantage: You pay higher ongoing distribution fees than on A shares each year you own shares, which means that you can expect lower total performance per share. Shares do not convert to A Shares.

Investor B Shares received through the reinvestment of dividends and distribu-tions convert to A Shares 8 years after the reinvestment or at the same time as the conversion of the investor's most recently purchased B Shares that were not received through reinvestment (whichever is earlier).

--------------------------------------------------------------------------------
How Much is the Sales Charge?


The tables below show the schedule of front-end sales charges that you may pay if you buy and sell Investor A, B and C Shares of a fund.

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--------------------------------------------------------------------------------

Purchase of Investor A Shares

The following tables show the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge.

The following schedule of front-end sales charges and quantity discounts applies to the Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity and Balanced Portfolios.

  AMOUNT OF                SALES CHARGE AS SALES CHARGE AS
  TRANSACTION AT           % OF OFFERING   % OF NET ASSET
  OFFERING PRICE           PRICE*          VALUE*
  Less than $50,000        4.50%           4.71%
  $50,000 but less than
   $100,000                4.25%           4.44%
  $100,000 but less than
   $250,000                4.00%           4.17%
  $250,000 but less than
   $500,000                3.00%           3.09%
  $500,000 but less than
   $1,000,000              2.00%           2.04%
  $1 million or more       0.00%           0.00%

The following schedule of front-end sales charges and quantity discounts applies to the Micro-Cap Equity, International Equity, European Equity, Asia Pacific Equity, Global Science & Technology, Global Communications, Interna-tional Emerging Markets and International Small Cap Equity Portfolios.

  AMOUNT OF                SALES CHARGE AS SALES CHARGE AS
  TRANSACTION AT           % OF OFFERING   % OF NET ASSET
  OFFERING PRICE           PRICE*          VALUE*
  Less than $50,000        5.00%           5.26%
  $50,000 but less than
   $100,000                4.75%           4.99%
  $100,000 but less than
   $250,000                4.50%           4.71%
  $250,000 but less than
   $500,000                3.50%           3.83%
  $500,000 but less than
   $1,000,000              2.50%           2.56%
  $1 million or more       0.00%           0.00%

 * There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a CDSC of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.



140
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--------------------------------------------------------------------------------

The following schedule of front-end sales charges and quantity discounts applies to the Index Equity Portfolio.

  AMOUNT OF                SALES CHARGE AS SALES CHARGE AS
  TRANSACTION AT           % OF OFFERING   % OF NET ASSET
  OFFERING PRICE           PRICE*          VALUE*
  Less than $50,000        3.00%           3.09%
  $50,000 but less than
   $100,000                2.75%           2.83%
  $100,000 but less than
   $250,000                2.50%           2.56%
  $250,000 but less than
   $500,000                1.75%           1.78%
  $500,000 but less than
   $1,000,000              1.25%           1.26%
  $1 million or more       0.00%           0.00%

 * There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a CDSC of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

--------------------------------------------------------------------------------

Purchase of Investor B Shares

Investor B Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the offer-ing price or the net asset value of the B Shares on the redemption date (which-ever is less). The amount of any CDSC an investor must pay depends on the num-ber of years that elapse between the date of purchase and the date of redemption.

                                         CONTINGENT DEFERRED
                                         SALES CHARGE (AS %
                                         OF DOLLAR AMOUNT
  NUMBER OF YEARS                        SUBJECT TO THE
  ELAPSED SINCE PURCHASE                 CHARGE)
  Up to one year                         4.50%
  More than one but less than two years  4.00%
  More than two but less than three
   years                                 3.50%
  More than three but less than four
   years                                 3.00%
  More than four but less than five
   years                                 2.00%
  More than five but less than six
   years                                 1.00%
  More than six years                    0.00%

--------------------------------------------------------------------------------

Purchase of Investor C Shares

Investor C Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The 1.00% is based on the offering price or the net asset value of the C Shares on the redemption date (whichever is less). There is no CDSC on C Shares redeemed after 12 months.

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When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed so that the lowest CDSC is charged. Investor B Shares and Investor C Shares that are not subject to the CDSC are redeemed first. After that, the Company redeems the Shares that have been held the longest.

--------------------------------------------------------------------------------

Can the Sales Charge be Reduced or Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as "break-points," cause a reduction in the front-end sale charge. The CDSC on Investor B Shares can be reduced depending on how long you own the shares. (Schedules of these reductions are listed above in the "Purchase of Investor A Shares" and "Purchase of Investor B Shares" sections.) Purchases by certain individuals and groups may be combined in determining the sales charge on Investor A Shares. The following are also ways the sales charge can be reduced or eliminated.

--------------------------------------------------------------------------------

Right of Accumulation (Investor A Shares)

Investors have a "right of accumulation" under which the current value of an investor's existing Investor A Shares in any fund that is subject to a front-end sales charge, or the total amount of an initial investment in such shares less redemptions (whichever is greater), may be combined with the amount of the current purchase in the same fund in determining the amount of the sales charge. In order to use this right, the investor must alert the Company's transfer agent, PFPC, of the existence of previously purchased shares.

--------------------------------------------------------------------------------

Letter of Intent (Investor A Shares)

An investor may qualify for a reduced front-end sales charge immediately by signing a "Letter of Intent" stating the investor's intention to buy a speci-fied amount of Investor A Shares within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The Letter of Intent may be signed anytime within 90 days after the first investment to be covered by the letter. The initial investment must meet the minimum initial purchase requirement and represent at least 5% of the total intended purchase. The investor must tell PFPC that later purchases are subject to the Letter of Intent. During the









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--------------------------------------------------------------------------------

term of the Letter of Intent, PFPC will hold Investor A Shares representing 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of the total purchase indicated in the letter. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, PFPC will redeem enough of the Investor A Shares held in escrow to pay the difference.

--------------------------------------------------------------------------------

Reinvestment Privilege (Investor A, Investor B and Investor C Shares)

Upon redemption of Investor A Shares, B Shares or C Shares, a shareholder has a right, to be exercised once a year and within 60 days of the redemption, to reinvest the redemption proceeds in Investor A Shares of the SAME fund at NAV. Shares will be purchased on a current basis. PFPC must be notified of the rein-vestment in writing by the purchaser, or by the broker/dealer, at the time the purchase is made. An investor should consult with a tax adviser concerning the tax consequences of this reinvestment privilege.

--------------------------------------------------------------------------------

Quantity Discounts (Investor A Shares)

In addition to quantity discounts for individuals which we discussed above, there are ways for you to reduce the front-end sales charge by combining your order with the orders of certain members of your family and members of certain groups you may belong to. For more information on these discounts, please con-tact PFPC at (800) 441-7762 or see the SAI.

--------------------------------------------------------------------------------

Waiving the Sales Charge (Investor A Shares)

Certain investors, including some people associated with the Company and its service providers, may buy Investor A Shares without paying a sales charge. For more information on the waivers, please contact PFPC at (800) 441-7762 or see the SAI.

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Waiving the Contingent Deferred Sales Charge (Investor B and Investor C Shares)

The CDSC on Investor B and Investor C Shares is not charged in certain circum-stances, including share exchanges (see page 154) and redemptions made in con-nection with certain retirement plans and in connection with certain share-holder services offered by the Company. For more information on these waivers, please contact PFPC at (800) 441-7762 or see the SAI.

--------------------------------------------------------------------------------

Distribution and Service Plan

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain serv-ices provided to its shareholders.

Under the Plan, Investor Shares pay a fee (distribution fees) to BlackRock Dis-tributors, Inc. (the Distributor) or affiliates of PNC Bank for distribution and sales support services. The distribution fees may be used to pay the Dis-tributor for distribution services and to pay the Distributor and PNC Bank affiliates for sales support services provided in connection with the sale of Investor Shares. The distribution fees may also be used to pay brokers, deal-ers, financial institutions and industry professionals (Service Organizations) for sales support services and related expenses. All Investor A Shares pay a maximum distribution fee of .10% per year of the average daily net asset value of each fund. All Investor B and C Shares pay a maximum of .75% per year. The Plan also allows the Distributor, PNC Bank affiliates and other companies that receive fees from the Company to make payments relating to distribution and sales support activities out of their past profits or other sources.

Under the Plan, the Company may also enter into arrangements with Service Orga-nizations (including PNC Bank and its affiliates). Under these arrangements, Service Organizations will provide certain support services to their customers who own Investor Shares. The Company may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers. All Investor Shares pay this share-holder servicing fee.




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In return for the fee, Service Organizations may provide one or more of the following services to their customers who own Investor Shares:

 (1) Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;
 (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
 (3) Providing other similar shareholder liaison services.

For a separate shareholder processing fee paid by all Investor Shares of up to
 .15% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

 (1) Processing purchase and redemption requests from customers and placing orders with the Company's transfer agent or the Distributor;
 (2) Processing dividend payments from the Company on behalf of customers;
 (3) Providing sub-accounting for Investor Shares beneficially owned by cus-tomers or the information necessary for sub-accounting; and
 (4) Providing other similar services.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of share-holder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

Master-Feeder Structure

The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, invests all of its assets in the Index Master Portfolio. The Index Equity Portfolio may with-draw its investment in the Index Master Portfolio at any time on 30 days

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--------------------------------------------------------------------------------

notice to the Index Master Portfolio if the Board of Trustees of the Company determines that it is in the best interest of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action to take. It might, for example, invest all the assets of the Index Equity Portfolio in another mutual fund having the same investment objective as the Index Equity Portfolio or hire an investment adviser to manage the Index Equity Portfolio's assets.

--------------------------------------------------------------------------------

How to Sell Shares

You can redeem shares at any time (although certain verification may be required for redemptions in excess of $25,000 or in certain other cases). The Company will redeem your shares at the next net asset value (NAV) calculated after your order is received by the fund's transfer agent minus any applicable CDSC.
Except when CDSCs are applied, BlackRock Funds will not charge for redemptions. Shares may be redeemed by sending a written redemption request to BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, DE 19899-8907.

You can also make redemption requests through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A, Investor B or Investor C Shares. If a shareholder owns more than one class of a fund and does not indicate which class he or she is redeeming, the fund will redeem shares so as to minimize the CDSC charged.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 15 days after the purchase date until the check has cleared.

-------------------------------------------------------------------------------

Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. You are responsible for any charges imposed by your bank for this service. Once autho-rization is on file, PFPC will honor requests by telephone at









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--------------------------------------------------------------------------------

(800) 441-7762. The Company is not responsible for the efficiency of the Fed-eral wire system or the shareholder's firm or bank. The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Company and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Company may alter the terms of or terminate this expedited redemption privilege at any time. Any redemption request of $25,000 or more must be in writing.
-------------------------------------------------------------------------------

The Company's Rights

The Company may:

  .Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Com-pany Act of 1940,

  .Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "How to Sell Shares" above,

  .Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

  .Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.
-------------------------------------------------------------------------------

Accounts with Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below the required minimum ini-tial investment (usually $500 for Investor Shares) as the result of a redemp-tion or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

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Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $203.8 billion of assets under man-agement as of December 31, 2000. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diver-sified financial services companies in the United States. BlackRock Interna-tional, Ltd. (BIL), an affiliate of BlackRock located at 7 Castle Street, Edin-burgh, Scotland EH2 3AH, acts as co-adviser and sub-adviser to the Company. The only fund not managed by BlackRock or BIL is the Index Equity Portfolio, which invests all of its assets in the Index Master Portfolio. The Index Master Port-folio is advised by Dimensional Fund Advisors Inc. (DFA), located at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. DFA was organized in May 1981 and provides investment management services to institutional investors. As of November 30, 2000, DFA had over $32 billion in assets under management.

For their investment advisory and sub-advisory services, BlackRock, BIL and DFA, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2000, the aggre-gate advisory fees paid by the funds to BlackRock or BIL, as applicable as a percentage of average daily net assets were:

  Large Cap Value Equity          0.52%
  Large Cap Growth Equity         0.53%
  Mid-Cap Value Equity            0.80%
  Mid-Cap Growth Equity           0.80%
  Small Cap Value Equity          0.55%
  Small Cap Growth Equity         0.51%
  Global Science & Technology     0.05%
  European Equity                  - -
  Asia Pacific Equity              - -
  International Equity            0.73%
  International Emerging Markets  1.25%
  International Small Cap Equity  0.90%
  Select Equity                   0.53%
  Balanced                        0.55%
  Micro-Cap Equity                1.10%

For the fiscal year ended November 30, 2000, the Index Master Portfolio paid DFA an aggregate advisory fee of .025% of average daily net assets.

  IMPORTANT DEFINITIONS

 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agements of the Fund.
 The Advisers for Black-
 Rock Funds are Black-
 Rock Advisors, Inc. and
 BlackRock Internation-
 al, Ltd.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for the
 International Equity,
 International Emerging
 Markets and Interna-
 tional Small Cap Equity
 Portfolios is BlackRock
 International, Ltd.

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--------------------------------------------------------------------------------

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee for the Large Cap Value Equity, Large Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity and Balanced Portfolios (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          .550%
  $1 billion-$2 billion     .500%
  $2 billion-$3 billion     .475%
  more than $3 billion      .450%

Total Annual Advisory Fee for the Mid-Cap Value Equity, Mid-Cap Growth Equity and Global Communications Portfolios (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          .800%
  $1 billion-$2 billion     .700%
  $2 billion-$3 billion     .675%
  more than $3 billion      .625%

Annual Advisory Fee for the Global Science & Technology, European Equity and Asia Pacific Equity Portfolios (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          .90%
  $1 billion-$2 billion     .85%
  $2 billion-$3 billion     .80%
  more than $3 billion      .750%

Total Annual Advisory Fee for the International Equity Portfolio (Before
Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          .750%
  $1 billion-$2 billion     .700%
  $2 billion-$3 billion     .675%
  more than $3 billion      .650%

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--------------------------------------------------------------------------------

Total Annual Advisory Fee for the International Emerging Markets Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          1.250%
  $1 billion-$2 billion     1.200%
  $2 billion-$3 billion     1.155%
  more than $3 billion      1.100%

Total Annual Advisory Fee for the International Small Cap Equity Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          1.00%
  $1 billion-$2 billion     .950%
  $2 billion-$3 billion     .900%
  more than $3 billion      .850%

Total Annual Advisory Fee for the Micro-Cap Equity Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          1.10%
  $1 billion-$2 billion     1.05%
  $2 billion-$3 billion     1.025%
  more than $3 billion      1.00%

The Index Master Portfolio pays DFA a maximum annual advisory fee of .025% of its average daily net assets.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock, BIL and the Distributor have agreed to cap each fund's net expenses at the levels shown in that fund's expense table.

[need to add disclosure for Global Communications Portfolio]

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--------------------------------------------------------------------------------

To achieve this cap, BlackRock or BIL, as applicable, and the Company have entered into expense limitation agreements. The agreements set a limit on cer-tain of the operating expenses of each fund through February 1, 2002 and require BlackRock or BIL, as applicable, to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses sepa-rately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Large Cap Value Equity           .630%
  Large Cap Growth Equity          .650%
  Mid-Cap Value Equity             .995%
  Mid-Cap Growth Equity            .995%
  Small Cap Value Equity           .705%
  Small Cap Growth Equity          .690%
  Global Science & Technology     1.025%
  Global Communications            .925%
  European Equity                 1.275%
  Asia Pacific Equity             1.275%
  International Equity             .900%
  International Emerging Markets  1.565%
  International Small Cap Equity  1.155%
  Select Equity                    .645%
  Index Equity                     .150%
  Balanced                         .690%
  Micro-Cap Equity                1.305%

If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock or BIL, as applicable, are less than the expense limit for that fund, the fund is required to repay BlackRock or BIL, as applicable, up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock or BIL, as applicable, continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock or BIL, as applicable, at the previous quarterly meeting of the Board.

In addition, through February 1, 2002, BlackRock or BIL, as applicable, and the Distributor have contractually agreed to waive distribution and service fees on Investor A Shares in the amount of .095% of average daily net assets for each Fund.


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Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are paid within 10 days after the end of each quarter. The Company's Board of Trustees may change the timing of dividend payments.

Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to share-holders at least annually at a date determined by the Company's Board of Trust-ees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

The Index Equity Portfolio seeks its investment objective by investing all of its assets in the Index Master Portfolio (which is taxable as a partnership for federal income tax purposes). The Index Equity Portfolio is allocated its dis-tributive share of the income, gains (including capital gains), losses, deduc-tions and credits of the Index Master Portfolio. The Index Equity Portfolio's distributive share of such items, plus gain, if any, on the redemption of shares of the Index Master Portfolio, less the Index Equity Portfolio's expenses incurred in operations, will constitute the Index Equity Portfolio's net income from which dividends are distributed as described above.

--------------------------------------------------------------------------------

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gain, regardless of how long a shareholder has owned shares. All other distributions will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

If more than half of the total asset value of a fund is invested in foreign stock or securities, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes in computing his taxable income.

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Distributions paid by a fund with respect to certain qualifying dividends received by the Fund from domestic corporations may be eligible for the corpo-rate dividends received deduction.

Use of the exchange privilege will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

             Services for Shareholders
[GRAPHIC]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Company.

Additional information about these features is available by calling PFPC at
(800) 441-7762.

--------------------------------------------------------------------------------

Exchange Privilege

BlackRock Funds offers 42 different funds, enough to meet virtually any invest-ment need. Once you are a shareholder, you have the right to exchange Investor A, B, or C Shares from one fund to another to meet your changing financial needs. For example, if you are in a fund that has an investment objective of long term capital growth and you are nearing retirement, you may want to switch into another fund that has current income as an investment objective.

You can exchange $500 (or any other applicable minimum) or more from one Black-Rock Fund into another. Investor A, Investor B and Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $500 if you already have an account in the fund into which you are exchanging.) Because different funds have different sales charges, the exchange of Investor A Shares may be subject to the difference between the sales charge already paid and the higher sales charge (if any) payable on the shares acquired as a result of the exchange. For Federal income tax a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To make an exchange, you must send a written request to PFPC at P.O. Box 8907, Wilmington, DE 19899-8907. You can also make exchanges via telephone automati-cally, unless you previously indicated that you did not want this option. If so, you may not use telephone exchange privileges until completing a Telephone Exchange Authorization Form. To receive a copy of the form contact PFPC. The Company has the right to reject any telephone request.

In general, there are no limits on the number of exchanges you can make. Howev-er, the Company may suspend or terminate your exchange privilege at any time and generally will do so if you make more than five exchanges out of any fund in any twelve month period.

The Company reserves the right to modify, limit the use of, or terminate the exchange privilege at any time.

--------------------------------------------------------------------------------

Automatic Investment Plan (AIP)

If you would like to establish a regular, affordable investment program, Black-Rock Funds makes it easy to set up. As an investor in any BlackRock Fund port-folio, you can arrange for periodic investments in that fund through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum investment amount for an automatic investment plan is $50. AIP Application Forms are available from PFPC.

--------------------------------------------------------------------------------

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts
(IRAs) and rollover IRAs where PNC Bank or any of its affiliates acts as custo-dian. For more information about applications or annual fees, please contact the Fund Agent, PFPC Inc., at P.O. Box 8907, Wilmington, DE 19899-8907, or call 1-800-441-7762. To determine if you are eligible for an IRA and whether an IRA will benefit you, you should consult with a tax adviser.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Market Timing

The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you there-fore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.

--------------------------------------------------------------------------------

Statements

Every BlackRock shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

--------------------------------------------------------------------------------

Systematic Withdrawal Plan (SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a SWP a shareholder must have a current invest-ment of $10,000 or more in a fund. Shareholders can elect to receive cash pay-ments of $50 or more monthly, every other month, quarterly, semi-annually or annually. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or can-cel the SWP at any time, upon written notice to PFPC. If an investor purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account's net asset value

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

semi-annual SWP redemptions of Investor B or Investor C Shares will not be sub-ject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay the applicable CDSC.

--------------------------------------------------------------------------------

Important Notice Regarding Delivery of Shareholder Documents

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

--------------------------------------------------------------------------------

Internet Transactions

Investors in the funds may view their account balance and activity through the BlackRock website. To use this service, you will need a browser that supports Microsoft Internet Explorer version 4.5 or higher or Netscape Navigator 4.0 or higher.

The Company plans to accept Internet transaction processing beginning in the third quarter of 2001. The total purchase amount will be debited directly from your bank account via the Automated Clearing House (ACH) system. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Company will limit Internet purchases and redemptions in Investor Class shares to $25,000.00. Applications may be downloaded from www.blackrock.com. Please read the Internet Services Disclosure Agreement and the User Agreement before attempting to transact online.

The Company employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precau-tions designed to protect the integrity, confidentiality and security of share-holder information. By entering into the User Agreement with the


Internet Transactions

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Company in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Company or any of its affiliates, incurred through fraudulent activity.

________________________________________________________________________________
Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's elec-tronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:

1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.

2) Log on to www.investordelivery.com.

3) Enter your assigned enrollment number plus the four-digit personal identifi-cation number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the informa-tion that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:

1) Log on to http://funds.blackrock.com.

2) Click on Electronic Delivery icon on either side of your screen.

3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For more information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference.
More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Reports
These reports contain additional information about each of the fund's investments. The annual report describes the funds' performance, lists portfolio holdings and discusses recent market conditions, economic trends and fund investment strategies that significantly affected each of the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information dated January 28, 2001 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762

Purchases and Redemptions
Call your registered representative or (800) 441-7762.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC Inc., P.O. Box 8907, Wilmington, DE 19899-8907
Street Address: BlackRock Funds, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR Database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

[LOGO OF BLACKROCK FUNDS] (SM)

Equity Portfolios
=======================================
I N S T I T U T I O N A L   S H A R E S

BlackRock Funds (SM) is a mutual fund family with 42 investment portfolios, 17 of which are described in this prospectus.









P R O S P E C T U S

January 28, 2001

[LOGO OF BLACKROCK FUNDS] (SM)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC-  |   May lose value
INSURED    |   No bank guarantee

Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find the information you need

How to find the information you need........................................   1
THE BLACKROCK EQUITY FUNDS
Large Cap Value.............................................................   2
Large Cap Growth............................................................   7
Mid-Cap Value...............................................................  12
Mid-Cap Growth..............................................................  17
Small Cap Value.............................................................  22
Small Cap Growth............................................................  27
Global Science & Technology.................................................  32
Global Communications.......................................................  40
European Equity.............................................................  47
Asia Pacific Equity.........................................................  54
International Equity........................................................  61
International Emerging Markets..............................................  67
International Small Cap.....................................................  73
Select Equity...............................................................  80
Index Equity................................................................  85
Balanced....................................................................  90
Micro-Cap...................................................................  96

About Your Investment

How to Buy/Sell Shares...................................................... 102
Dividends/Distributions/Taxes............................................... 110

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This is the BlackRock Equity Portfolios Prospectus. It has been written to pro-vide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on 17 of the BlackRock Equity funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

             BlackRock
[GRAPHIC]    Large Cap Value Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 large cap value, refer-
 ring to the type of
 securities the manager
 will choose for this
 fund.

 Large Capitalization
 Companies: The fund
 defines these companies
 as those with capital-
 ization of over $10
 billion. Capitalization
 refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share. Larger com-
 panies may be more
 likely to have the
 staying power to get
 them through all eco-
 nomic cycles; however,
 their size may also
 make them less flexible
 and innovative than
 smaller companies.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. large capi-talization value stocks, typically in companies with a market capitalization in excess of $10 billion. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking large capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capital-ization above $1 billion, emphasizing those companies with market capitaliza-tion over $10 billion. The manager uses fundamental analysis to examine each company before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, fundamental conditions change such that the risk of continuing to hold the stock is unacceptable when compared to return potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a spe-cific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending invest-ment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap growth stocks may outperform this fund.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recover ing the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 1000 Value Index, a recognized unmanaged index of stock market per-formance. As with all such investments, past performance is not an indication of future results.
                                    [GRAPH]

As of 12/31
--------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
--------------------------------------------------------------------------
Best Quarter
Q4 '98: 16.07%

Worst Quarter
Q3 '98: -14.15%

                                 93      18.00%
                                 94       1.10%
                                 95      34.86%
                                 96      24.20%
                                 97      28.65%
                                 98      10.48%
                                 99       3.64%
                                 00       9.97%

As of 12/31/00
--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
--------------------------------------------------------------------------
                                                      Since     Inception
                        1 Year   3 Years  5 Years   Inception     Date
Large Cap Value         9.97%     7.99%    15.01%    15.04%     04/20/92
Russell 1000 Value      7.02%     9.93%    16.92%    16.76%       N/A


** The chart and the table both assume reinvestment of distributions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                           .52%
Other expenses                          .26%
Total annual fund operating expenses    .78%
Fee waivers and expense reimbursements   --
Net expenses*                           .78%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .79% of average daily net assets until February 1, 2002. The fund may have to repay these waivers and reimburse-ments to BlackRock in the following two years. See the "Management" section on page 106 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $80    $249    $433     $966

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advi-sors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: Christopher R. Kaufman, leader of the BlackRock large cap value team and Managing Director at BlackRock since July 2000; Gemma Ivol, Vice Pres-ident and investment manager at BlackRock since 1995; Wade Wescott, Vice Presi-dent and investment manager at BlackRock since March 2000; and John M. Cham-bers, Vice President and investment manager at BlackRock since August 2000. Prior to joining BlackRock, Mr. Kaufman was a Senior Vice President and Portfo-lio Manager at Retirement System Investors Inc. ("RSI") since 1995 and Director of Research at RSI since 1997, and Ms. Ivol served as an equity analyst with Provident Capital Management from 1988 to 1995. Prior to joining BlackRock, Mr. Wescott served as an equity analyst at American Re from 1997 to 2000 and as an equity analyst at Reams Asset Management from 1989 to 1997. Mr. Chambers for-merly was an equity analyst covering technology stocks for the large cap growth and value products at RSI, prior to which he served as an equity analyst in the private client area at Schroder & Co. from 1996 to


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

2000. Mr. Kaufman and Mr. Chambers have been portfolio co-managers since Sep-tember 2000, and Ms. Ivol and Mr. Wescott since June 2000.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                            Large Cap Value Equity Portfolio



                              Year        Year        Year        Year      Year
                             Ended       Ended       Ended       Ended     Ended
                            9/30/00     9/30/99     9/30/98     9/30/97   9/30/96
Net asset value at
 beginning of period       $    15.75  $    14.69  $    17.53   $  15.35  $  13.92
                           ----------  ----------  ----------   --------  --------
Income from investment
 operations
 Net investment income           0.16        0.22        0.22       0.31      0.35
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                    0.79        2.01       (0.58)      4.69      2.41
                           ----------  ----------  ----------   --------  --------
 Total from investment
  operations                     0.95        2.23       (0.36)      5.00      2.76
                           ----------  ----------  ----------   --------  --------
Less distributions
 Distributions from net
  investment income             (0.16)      (0.22)      (0.23)     (0.30)    (0.36)
 Distributions from net
  realized capital gains        (1.41)      (0.95)      (2.25)     (2.52)    (0.97)
                           ----------  ----------  ----------   --------  --------
 Total distributions            (1.57)      (1.17)      (2.48)     (2.82)    (1.33)
                           ----------  ----------  ----------   --------  --------
Net asset value at end of
 period                    $    15.13  $    15.75  $    14.69   $  17.53  $  15.35
                           ==========  ==========  ==========   ========  ========
Total return                     6.24%      15.38%      (2.27)%    37.66%    21.01%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $1,821,839  $1,909,445  $1,841,171   $743,405  $731,024
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                    0.78%       0.78%       0.83%      0.78%     0.75%
 Before
  advisory/administration
  fee waivers                    0.78%       0.78%       0.84%      0.85%     0.84%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                    1.11%       1.37%       1.45%      1.94%     2.40%
 Before
  advisory/administration
  fee waivers                    1.11%       1.37%       1.44%      1.87%     2.32%
Portfolio turnover rate           121%         42%         33%        37%       60%

             BlackRock
[GRAPHIC]    Large Cap Growth Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in U.S. large capi-talization growth companies (market capitalization in excess of $10 billion) which he believes have above-average earnings growth potential. The fund nor-mally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The manager initially screens for "growth" stocks from the universe of compa-nies with market capitalization above $1 billion, emphasizing those companies with market capitalization over $10 billion. The manager uses fundamental anal-ysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, or if the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce
risk to the fund as a whole (hedge) but they may also be used to main     -

 IMPORTANT DEFINITIONS

 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security ana-
 lysts attempt to iden-
 tify companies with
 earnings growth poten-
 tial because a pattern
 of earnings growth gen-
 erally causes share
 prices to increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).
 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company such (as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.
 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idends and sell at rel-
 atively high prices.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 large cap growth,
 referring to the type
 of securities the man-
 ager will choose for
 this fund.
 Large Capitalization
 Companies: The fund
 defines these companies
 as those with capital-
 ization over $10 bil-
 lion. Capitalization
 refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share. Larger com-
 panies may be more
 likely to have the
 staying power to get
 them through all eco-
 nomic cycles; however
 their size may also
 make them less flexible
 and innovative than
 smaller companies.

tain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use deriva-tives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap value stocks may outperform this fund.

While the fund manager chooses stocks he believes have above-average earnings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.


                                                                       Key Risks
8

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 1000 Growth Index, a recognized unmanaged index of stock market perfor-mance. As with all such investments, past performance is not an indication of future results.


                                  [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
Best Quarter
Q4'99: 27.25%

Worst Quarter
Q4'00: -22.73%
                                 91      26.01%
                                 92      -1.00%
                                 93      13.69%
                                 94     -10.07%
                                 95      34.44%
                                 96      20.35%
                                 97      28.42%
                                 98      41.31%
                                 99      36.50%
                                 00     -25.37%
As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                         Inception
                     1 Year  3 Years  5 Years  10 Years    Date
Large Cap Growth    -25.37%  12.91%   17.35%   14.33%    11/01/89
Russell 1000 Growth -22.42%  12.74%   18.15%   15.82%      N/A

 * The chart and the table both assume reinvestment of dividends and distribu-tions.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                           .53%
Other expenses                          .27%
Total annual fund operating expenses    .80%
Fee waivers and expense reimbursements   --
Net expenses*                           .80%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .82% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 106 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $82    $255    $444     $990


Fund Management

The fund is managed by a team of investment professionals at BlackRock Advi-sors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: R. Andrew Damm, Managing Director at BlackRock since 1997, Matthew Considine, Vice President and investment manager at BlackRock since 1998 and Steven P. Ralston, Vice President and investment manager at BlackRock since 1998. Mr. Damm has served as senior investment manager with BlackRock since 1995 and was a portfolio manager for PNC Bank from 1988 to 1995. Mr. Considine served as a portfolio manager and equity analyst at Phoenix Duff & Phelps from 1995 to 1998. Prior to joining BlackRock in 1998, Mr. Ralston was an equity analyst with General Accident and previously Director of Research at First National Bank of Maryland. Mr. Damm has participated in the management of the portfolio since 1996 and was designated as manager in September 1997. Mr. Considine has been a portfolio co-manager since June 2000 and Mr. Ralston sinceJanuary 2001.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                              Large Cap Growth Equity Portfolio



                             Year         Year        Year      Year      Year
                            Ended        Ended       Ended     Ended     Ended
                           9/30/00      9/30/99     9/30/98   9/30/97   9/30/96
Net asset value at
 beginning of period      $    22.57   $    18.14   $  18.92  $  14.96  $  13.03
                          ----------   ----------   --------  --------  --------
Income from investment
 operations
 Net investment income
  (loss)                       (0.06)         - -       0.03      0.09      0.08
 Net gain on investments
  (both realized and
  unrealized)                   4.83         6.06       1.85      4.72      2.29
                          ----------   ----------   --------  --------  --------
  Total from investment
   operations                   4.77         6.06       1.88      4.81      2.37
                          ----------   ----------   --------  --------  --------
Less distributions
 Distributions from net
  investment income              - -          - -      (0.02)    (0.11)    (0.06)
 Distributions from net
  realized capital gains       (3.62)       (1.63)     (2.64)    (0.74)    (0.38)
                          ----------   ----------   --------  --------  --------
  Total distributions          (3.62)       (1.63)     (2.66)    (0.85)    (0.44)
                          ----------   ----------   --------  --------  --------
Net asset value at end
 of period                $    23.72   $    22.57   $  18.14  $  18.92  $  14.96
                          ==========   ==========   ========  ========  ========
Total return                   22.90%       35.46%     11.76%    33.69%    18.67%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)   $1,263,796   $1,115,368   $922,896  $482,851  $481,171
 Ratios of expenses to
  average net assets
 After
 advisory/administration
 fee waivers                    0.80%        0.81%      0.86%     0.79%     0.75%
 Before
 advisory/administration
 fee waivers                    0.80%        0.81%      0.86%     0.86%     0.86%
 Ratios of net
  investment income to
  average net assets
 After
 advisory/administration
 fee waivers                   (0.24)%      (0.01)%     0.18%     0.54%     0.63%
 Before
 advisory/administration
 fee waivers                   (0.24)%      (0.01)%     0.18%     0.47%     0.51%
Portfolio turnover rate          121%          60%        54%       81%       58%

             BlackRock
[GRAPHIC]    Mid-Cap Value Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. mid-capi-talization value companies, defined as those companies with market capitaliza-tions equal to those within the universe of the Russell Mid Cap Value Index stocks. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking mid-capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capital-ization above $2 billion, emphasizing those companies with market capitaliza-tion between $2 billion and $15 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as deriv-

 IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed-income or debt
 securities because they
 represent indebtedness
 to the bondholder, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 mid-cap value, refer-
 ring to the type of
 securities the managers
 will choose for this
 fund.

 Mid-Capitalization Com-
 panies: The fund
 defines these companies
 as those with market
 capitalizations equal
 to those within the
 universe of the Russell
 Mid Cap Value Index
 stocks. Capitalization
 refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value,"although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

atives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a secu-rity at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest in the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.


Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap growth stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Mid Cap Value Index, a recognized unmanaged index of stock market per-formance. As with all such investments, past performance is not an indication of future results.


                                  [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q4'98: 13.69%

Worst Quarter
Q3'98: -17.30%

                                 97     28.57%
                                 98     -1.46%
                                 99      1.12%
                                 00     14.10%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                  Since      Inception
                      1 Year     3 Years        Inception       Date
Mid Cap Value         14.10%     4.37%           9.92%        12/27/96
Russell Mid Cap Value 19.19%     7.76%          13.63%          N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .80%
Other expenses                            .32%
Total annual fund operating expenses     1.12%
Fee waivers and expense reimbursements*    --
Net expenses*                            1.12%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.17% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 106 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $114   $356    $617    $1,363

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advi-sors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: Christian K. Stadlinger, Managing Director at BlackRock since 1996, Karl Ginsberg, Vice President and investment analyst at BlackRock since 1998 and Cynthia Axelrod, Vice President and investment manager at BlackRock since March 2000. Prior to joining BlackRock, Mr. Stadlinger served as a Port-folio Manager and Research Analyst with Morgan Stanley Asset Management from 1989 to 1996. Mr. Ginsberg served as a research analyst at Kennedy Capital Man-agement from 1994 to 1998 and Ms. Axelrod served as a Principal and Director at 1838 Investment Advisors from 1995 to 2000, where she co-managed their small cap value fund. Mr. Stadlinger has been a portfolio co-manager since inception and Mr. Ginsberg and Ms. Axelrod since June 2000.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                     Mid-Cap Value



                                                            For the
                                                            Period
                             Year      Year      Year     12/27/96/1/
                            Ended     Ended     Ended       through
                           9/30/00   9/30/99   9/30/98      9/30/97
Net asset value
 at beginning of
 period                    $  11.35  $  10.63  $  12.80    $  10.00
                           --------  --------  --------    --------
Income from
 investment
 operations
 Net investment
  income                       0.08      0.11      0.10        0.10
 Net gain (loss)
  on investments
  (both realized
  and unrealized)              1.56      0.72     (1.81)       2.80
                           --------  --------  --------    --------
  Total from
   investment
   operations                  1.64      0.83     (1.71)       2.90
                           --------  --------  --------    --------
Less
 distributions
 Distributions
  from net
  investment
  income                      (0.08)    (0.11)    (0.10)      (0.10)
 Distributions
  from net real-
  ized capital
  gains                       (0.25)      - -     (0.36)        - -
                           --------  --------  --------    --------
  Total distribu-
   tions                      (0.33)    (0.11)    (0.46)      (0.10)
                           --------  --------  --------    --------
Net asset value
 at end of period          $  12.66  $  11.35  $  10.63    $  12.80
                           ========  ========  ========    ========
Total return                  14.35%     7.68%   (13.68)%     29.11%
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $216,660  $233,891  $205,634    $106,886
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                  1.13%     1.12%     1.14%       1.15%/2/
 Before
  advisory/administration
  fee waivers                  1.13%     1.12%     1.20%       1.19%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                  0.66%     0.88%     0.89%       1.33%/2/
 Before
  advisory/administration
  fee waivers                  0.66%     0.88%     0.83%       1.29%/2/
Portfolio
 turnover rate                  205%       88%       71%         36%

/1/Commencement of operations of share class.
/2/Annualized.

             BlackRock
[GRAPHIC]    Mid-Cap Growth Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in U.S. mid-capi-talization growth companies (market capitalization between $2 billion and $15 billion) which he believes have above-average earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The manager initially screens for "growth" stocks from the universe of compa-nies with market capitalization above $2 billion, emphasizing those companies with market capitalization between $2 billion and $15 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce
risk to the fund as a whole (hedge) but they may also be used to main     -

 IMPORTANT DEFINITIONS
 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security ana-
 lysts attempt to iden-
 tify companies with
 earnings growth poten-
 tial because a pattern
 of earnings growth gen-
 erally causes share
 prices to increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholder, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idends and sell at rel-
 atively high prices.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 mid-cap growth, refer-
 ring to the type of
 securities the managers
 will choose for this
 fund.

 Mid-Capitalization Com-
 panies: The fund
 defines these companies
 as those with capital-
 ization of from $2 bil-
 lion to $15 billion,
 which applies to about
 25% of the public U.S.
 equity market. Capital-
 ization refers to the
 market value of the
 company and is calcu-
 lated by multiplying
 the number of shares
 outstanding by the cur-
 rent price per share.

tain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use deriva-tives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap value stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized compa-nies.

IPOs and companies that have recently gone public have the potential to pro-duce substantial gains for the fund. However, there is no assurance that the funds will have access to profitable IPOs. Furthermore, stocks of some newly public companies may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to have above-average earn-ings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security of a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Mid Cap Growth Index, a recognized unmanaged index of stock market per-formance. As with all such investments, past performance is not an indication of future results.


                                  [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q4'99: 61.50%

Worst Quarter
Q4'00: -25.15%

                                 97       14.75%
                                 98       22.33%
                                 99      121.04%
                                 00      -11.18%
As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                               Since     Inception
                          1 Year  3 Years    Inception      Date
Mid Cap Growth           -11.18%  33.91%      28.86%      12/27/96
Russell Mid Cap Growth   -11.75%  16.32%      17.82%        N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .80%
Other expenses                            .30%
Total annual fund operating expenses     1.10%
Fee waivers and expense reimbursements*    --
Net expenses*                            1.10%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.17% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 106 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $112   $350    $606    $1,340

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advi-sors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: William Wykle, Managing Director of BlackRock since 1995, Thomas Callan, Managing Director of BlackRock since 1996, and Amy Hogan, Man-aging Director of BlackRock since August 1999. Prior to joining BlackRock, William Wykle served as an investment manager for PNC Bank from 1986 to 1995, Thomas Callan served as an equity analyst for PNC Bank from 1993 to 1996, and Amy Hogan was a Managing Director with Columbus Circle Investors for 13 years. William Wykle has been a portfolio co-manager since inception, Thomas Callan since May 1998 and Amy Hogan since October 1999.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                     Mid-Cap Growth Equity Portfolio



                                                              For the
                                                              Period
                             Year       Year       Year     12/27/96/1/
                            Ended      Ended      Ended       through
                           9/30/00    9/30/99    9/30/98      9/30/97
Net asset value
 at beginning of
 period                    $  19.12   $  11.12   $  12.20    $  10.00
                           --------   --------   --------    --------
Income from
 investment oper-
 ations
 Net investment
  (loss)                      (0.08)     (0.07)     (0.02)      (0.01)
 Net gain (loss)
  on investments
  (both realized
  and unrealized)             14.16       8.07      (0.96)       2.21
                           --------   --------   --------    --------
  Total from
   investment
   operations                 14.08       8.00      (0.98)       2.20
                           --------   --------   --------    --------
Less
 distributions
 Distributions                  - -        - -      (0.01)
  from capital                                                    - -
 Distributions
  from net real-
  ized capital
  gains                       (6.62)       - -      (0.09)        - -
                           --------   --------   --------    --------
  Total distribu-
   tions                      (6.62)       - -       (.10)        - -
                           --------   --------   --------    --------
Net asset value
 at end of period          $  26.58   $  19.12   $  11.12    $  12.20
                           ========   ========   ========    ========
Total return                  91.06%     71.94%     (8.05)%     22.00%
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $666,420   $361,901   $220,903    $107,709
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                  1.10%      1.11%      1.14%       1.13%/2/
 Before
  advisory/administration
  fee waivers                  1.10%      1.12%      1.20%       1.17%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                 (0.37)%    (0.48)%    (0.37)%     (0.16)%/2/
 Before
  advisory/administration
  fee waivers                 (0.37)%    (0.49)%    (0.43)%     (0.20)%/2/
Portfolio
 turnover rate                  425%       318%       204%         64%

/1/Commencement of operations of share class.
/2/Annualized.

             BlackRock
[GRAPHIC]    Small Cap Value Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed-income or debt
 securities because they
 represent indebtedness
 to the bondholder, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 small cap value, refer-
 ring to the type of
 securities the managers
 will choose for this
 fund.

 Small Capitalization
 Companies: The fund
 defines these companies
 as those with market
 capitalizations equal
 to those within the
 universe of the Russell
 2000 Value Index
 stocks. Capitalization
 refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. small capi-talization value companies, defined as those with market capitalizations equal to those within the universe of the Russell 2000 Value Index stocks. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking small capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capital-ization under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy

Key Risks

or sell a security at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions gen-erally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loan securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap growth stocks may outperform this fund.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals in taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000 Value Index, a recognized unmanaged index of stock market perfor-mance. As with all such investments, past performance is not an indication of future results.


                                  [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q2'97: 18.59%

Worst Quarter
Q3'98: -19.53%
                                 93     18.66%
                                 94     -0.48%
                                 95     23.15%
                                 96     19.86%
                                 97     35.74%
                                 98     -6.22%
                                 99     -4.85%
                                 00     20.36%
As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                        Since       Inception
                   1 Year      3 Years     5 Years    Inception       Date
Small Cap Value    20.36%      2.41%       11.81%      13.29%       04/13/92
Russell 2000 Value 22.82%      4.24%       12.61%      14.22%         N/A*

 * For comparative purposes, the value of the index on 03/31/92 is used as the beginning value on 04/13/92.
** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                           .55%
Other expenses                          .31%
Total annual fund operating expenses    .86%
Fee waivers and expense reimbursements   --
Net expenses*                           .86%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .88% of average daily net assets until Feb-ruary 1, 2002. The fund may have to repay some of these waivers and reim-bursements to BlackRock in the following two years. See the "Management" section on page 106 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $88    $274    $477    $1,061

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advi-sors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: Christian K. Stadlinger, Managing Director at BlackRock since 1996, Jarl Ginsberg, Vice President and investment analyst at BlackRock since 1998, and Cynthia Axelrod, Vice President and investment manager at BlackRock since March 2000. Prior to joining BlackRock, Mr. Stadlinger served as a Port-folio Manager and Equity Analyst with Morgan Stanley Asset Management from 1989 to 1996, Mr. Ginsberg served as a research analyst at Kennedy Capital Manage-ment from 1994 to 1998, and Ms. Axelrod served as a Principal and Director at 1838 Investment Advisors from 1995 to 2000, where she co-managed their small cap value fund. Mr. Stadlinger has headed the fund's portfolio management team since 1996, and Mr. Ginsberg and Ms. Axelrod have been portfolio co-managers since June 2000.
Expenses and Fees


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                          Small Cap Value Equity Portfolio



                                Year      Year      Year       Year      Year
                               Ended     Ended     Ended      Ended     Ended
                              9/30/00   9/30/99   9/30/98    9/30/97   9/30/96
Net asset value at beginning
 of period                    $  14.73  $  14.89  $  20.20   $  15.98  $  15.16
                              --------  --------  --------   --------  --------
Income from investment
 operations
 Net investment income            0.08      0.12      0.13       0.17      0.10
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                     2.44      0.67     (3.19)      6.39      1.70
                              --------  --------  --------   --------  --------
  Total from investment
   operations                     2.52      0.79     (3.06)      6.56      1.80
                              --------  --------  --------   --------  --------
Less distributions
 Distributions from net
  investment income              (0.13)    (0.13)    (0.13)     (0.17)    (0.11)
 Distributions in excess of
  net investment income            - -     (0.15)      - -        - -       - -
 Distributions from net
  realized capital gains           - -     (0.67)    (2.12)     (2.17)    (0.87)
                              --------  --------  --------   --------  --------
  Total distributions            (0.13)    (0.95)    (2.25)     (2.34)    (0.98)
                              --------  --------  --------   --------  --------
Net asset value at end of
 period                       $  17.12  $  14.73  $  14.89   $  20.20  $  15.98
                              ========  ========  ========   ========  ========
Total return                     17.15%     5.22%   (17.03)%    47.36%    12.64%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)              $470,830  $519,388  $527,374   $309,899  $214,828
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                     0.86%     0.86%     0.87%      0.87%     0.85%
 Before
  advisory/administration
  fee
  waivers                         0.86%     0.86%     0.88%      0.88%     0.86%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                     0.79%     0.88%     0.79%      1.09%     0.68%
 Before
  advisory/administration
  fee
  waivers                         0.79%     0.88%     0.78%      1.08%     0.67%
Portfolio turnover rate            168%       48%       45%        66%       50%

                          -----------------------------------------------------

             BlackRock
[GRAPHIC]    Small Cap Growth Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in U.S. small capi-talization growth companies (market capitalization under $2 billion) which he believes have above-average earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in pre-ferred stock and securities convertible into common and preferred stock.

The manager initially screens for "growth" stocks from the universe of compa-nies with market capitalization under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to pur-chase the stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain

 IMPORTANT DEFINITIONS


 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security ana-
 lysts attempt to iden-
 tify companies with
 earnings growth poten-
 tial because a pattern
 of earnings growth gen-
 erally causes share
 prices to increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed-income or debt
 securities because they
 represent indebtedness
 to the bondholder, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idends and sell at rel-
 atively high prices.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 small cap growth,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Small Capitalization
 Companies: The fund
 defines these companies
 as those with a total
 market capitalization
 of under $2 billion.
 Capitalization refers
 to the market value of
 the company and is cal-
 culated by multiplying
 the number of shares
 outstanding by the cur-
 rent price per share.

liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap value stocks may outperform this fund.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will nor-mally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to pro-duce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to have above-average earn-ings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000 Growth Index, a recognized unmanaged index of stock market perfor-mance. As with all such investments, past performance is not an indication of future results.


                                    [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q4'99: 49.35%

Worst Quarter
Q4'00: -20.58%

                                94       5.89%
                                95      47.52%
                                96      31.57%
                                97       9.20%
                                98       7.38%
                                99      72.46%
                                00     -13.31%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                          Since      Inception
                     1 Year      3 Years     5 Years    Inception       Date
Small Cap Growth     -13.31%     17.09%      18.19%       19.81%     09/14/93
Russell 2000 Growth  -22.43%      3.97%       7.15%        9.33%       N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.



Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                           .51%
Other expenses                          .27%
Total annual fund operating expenses    .78%
Fee waivers and expense reimbursements   --
Net expenses*                           .78%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .85% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 106 for a discus sion of these waivers and reimburse-ments.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $80    $249    $433     $966

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: William Wykle, Managing Director of BlackRock since 1995, Thomas Callan, Managing Director of BlackRock since 1996, and Amy Hogan, Managing Director of BlackRock since August 1999. Prior to joining BlackRock, William Wykle served as an investment manager for PNC Bank from 1986 to 1995, Thomas Callan served as an equity analyst for PNC Bank from 1993 to 1996, and Amy Hogan was a Managing Director with Columbus Circle Investors for 13 years. William Wykle has been a portfolio co-manager since inception, Thomas Callan since May 1998 and Amy Hogan since October 1999.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                         Small Cap Growth Equity Portfolio



                              Year        Year         Year        Year      Year
                             Ended       Ended        Ended       Ended     Ended
                            9/30/00     9/30/99      9/30/98     9/30/97   9/30/96
Net asset value at
 beginning of period       $    25.38  $    17.50   $    23.62   $  21.94  $  15.06
                           ----------  ----------   ----------   --------  --------
Income from investment
 operations
 Net investment income
  (loss)                         0.07       (0.06)         - -       0.02     (0.01)
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                   14.45        7.94        (4.98)      3.18      6.91
                           ----------  ----------   ----------   --------  --------
  Total from investment
   operations                   14.52        7.88        (4.98)      3.20      6.90
                           ----------  ----------   ----------   --------  --------
Less distributions
 Distributions from net
  investment income               - -         - -          - -      (0.03)    (0.02)
 Distributions from
  capital                         - -         - -        (0.02)       - -       - -
 Distributions from net
  realized capital gains        (4.14)        - -        (1.12)     (1.49)      - -
                           ----------  ----------   ----------   --------  --------
  Total distributions           (4.14)        - -        (1.14)     (1.52)    (0.02)
                           ----------  ----------   ----------   --------  --------
Net asset value at end of
 period                    $    35.76  $    25.38   $    17.50   $  23.62  $  21.94
                           ==========  ==========   ==========   ========  ========
Total return                    63.03%      44.95%      (21.93)%    15.89%    45.87%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $2,196,700  $1,426,124   $1,022,404   $495,904  $299,563
 Ratios of expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                    0.78%       0.82%        0.87%      0.87%     0.86%
 Before
  advisory/administration
  fee waivers                    0.78%       0.82%        0.87%      0.87%     0.88%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                    0.20%      (0.25)%      (0.13)%     0.01%    (0.07)%
 Before
  advisory/administration
  fee waivers                    0.20%      (0.25)%      (0.13)%     0.01%    (0.09)%
Portfolio turnover rate           218%        176%         159%        82%       89%

                         ------------------------------------------------------

             BlackRock
[GRAPHIC]    Global Science & Technology
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security
 analysts attempt to
 identify companies with
 earnings growth
 potential because a
 pattern of earnings
 growth generally causes
 share prices to
 increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that
 concentrates on
 "fundamental"
 information about the
 company (such as its
 income statement,
 balance sheet, earnings
 and sales history,
 products and
 management) to attempt
 to forecast future
 stock value.

 Growth Companies: All
 stocks are generally
 divided into the
 categories of "growth"
 or "value," although
 there are times when a
 growth fund and value
 fund may own the same
 stock. Growth stocks
 are companies whose
 earnings growth
 potential appears to
 the manager to be
 greater than the market
 in general and whose
 revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low
 dividends and sell at
 relatively high prices.
 Value stocks are
 companies that appear
 to the manager to be
 undervalued by the
 market as measured by
 certain financial
 formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 global science and
 technology growth,
 referring to the type
 of securities the
 managers will choose
 for this fund.

 Market Capitalization:
 Market capitalization
 refers to the market
 value of a company and
 is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager will invest primarily in equity securities of U.S. and foreign companies selected for their rapid and sustain-able growth potential from the development, advancement and use of science and/or technology. The fund normally invests at least 65% of its total assets in equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities.

The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund may also invest in Rule 144A securities, which are privately placed securities pur-chased by qualified institutional buyers. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager will invest in U.S. and foreign companies (including compa-nies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The manager screens for "growth" stocks from the universe of companies with market capitalizations greater than $25 million. The manager then screens for companies in the sci-ence and technology sectors with earnings growth potential of 20% or higher. Of these companies, generally only the top 35% with respect to earnings growth potential will be considered appropriate investments. Once these candidates have been identified, the manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The manager, in an attempt to reduce portfolio risk, will diversify by invest-ing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the fund's portfolio holdings include:
  . network storage components
  . digital media infrastructure
  . peripherals and intelligent systems
  . broadband infrastructure
  . optical networks
32

  . wireless broadband
  . e-business software
  . e-commerce services
  . e-tailers
  . e-networking software
  . business to business e-commerce enterprise software
  . semiconductor
  . virtual private network
  . interactive architects
  . biotechnology
  . genomics
  . combinatorial chemistry
  . ultra high-throughput screening
  . rational drug design
  . signal transduction
  . gene therapy

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operation, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund's manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against move-ments in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.


Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

The fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund's returns could suf-fer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regu-lations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

The fund may invest in companies that have relatively small market capitaliza-tions. These organizations will normally have more limited product lines, mar-kets and financial resources and will be dependent upon a more limited manage-ment group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.
34

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationaliza-tion or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than compara-ble investments in U.S. companies. There is less government regulation of for-eign securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes have above-average earnings growth potential, there is no guarantee that the shares will increase in value.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund's investment in Rule 144A securities could have the effect of increas-ing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securi-ties.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securi-ties whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many coun-tries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attribut-able to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
36

Expenses and Fees
The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration,
 transfer agency,
 custody, professional
 fees and registration
 fees.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .90%
Other expenses/1/                         .30%
Total annual fund operating expenses     1.20%
Fee waivers and expense reimbursements*    --
Net expenses*                            1.20%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.20% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 106 for a discussion of these waivers and reimbursements.

 /1/"Other expenses" are based on estimated amounts for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years
Institutional Shares   $122   $381

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock). This team also is involved in the management of the BlackRock Mid-Cap Growth Equity Portfolio, the BlackRock Small Cap Growth Equity Portfolio, the BlackRock Micro-Cap Equity Portfolio and the BlackRock International Small Cap Equity Portfolio. The team includes the following individuals who have day-to-day responsibility: William Wykle, Thomas Callan, Michael Carey and Jean Rosenbaum.

William Wykle has been a Managing Director with BlackRock since 1995 and served as an investment manager for PNC Bank from 1986 to 1995. He has co-managed the fund since its inception.

Thomas Callan has been a Managing Director with BlackRock since 1996 and served as an equity analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Michael Carey has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1996 and served as a fixed income analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Jean Rosenbaum has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1997, and served as an equity analyst for PNC Bank from 1994 to 1997. She has co-managed the fund since its inception.
38

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout the Period)

                                      Global Science & Technology Portfolio



                                          For the Period
                                            5/15/00/1/
                                             through
                                             9/30/00
Net asset value at beginning of period       $ 10.00
                                             -------
Income from investment operations
 Net investment (loss)                         (0.01)
 Net gain on investments
  (both realized and unrealized)                2.50
                                             -------
  Total from investment
   operations                                   2.49
                                             -------
Less distributions
 Distributions from net
  investment income                              - -
 Distributions from net realized capital
  gains                                          - -
                                             -------
  Total distributions                            - -
                                             -------
Net asset value at end of period             $ 12.49
                                             =======
Total return                                   24.90%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                                 $21,383
 Ratios of expenses to average net assets
 After advisory/administration fee
  waivers                                       1.20%/2/
 Before advisory/administration fee
  waivers                                       2.19%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                      (0.21)%/2/
 Before advisory/administration fee
  waivers                                      (1.20)%/2/
Portfolio turnover rate                          175%

/1/Commencement of operations of share class.

/2/Annualized.

             BlackRock
[GRAPHIC]
             Global Communications
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security
 analysts attempt to
 identify companies with
 earnings growth
 potential because a
 pattern of earnings
 growth generally causes
 share prices to
 increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that
 concentrates on
 "fundamental"
 information about the
 company (such as its
 income statement,
 balance sheet, earnings
 and sales history,
 products and
 management) to attempt
 to forecast future
 stock value.

 Growth Companies: All
 stocks are generally
 divided into the
 categories of "growth"
 or "value," although
 there are times when a
 growth fund and value
 fund may own the same
 stock. Growth stocks
 are companies whose
 earnings growth
 potential appears to
 the manager to be
 greater than the market
 in general and whose
 revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low
 dividends and sell at
 relatively high prices.
 Value stocks are
 companies that appear
 to the manager to be
 undervalued by the
 market as measured by
 certain financial
 formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 global science and
 technology growth,
 referring to the type
 of securities the
 managers will choose
 for this fund.

 Market Capitalization:
 Market capitalization
 refers to the market
 value of a company and
 is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager will invest primarily in equity secu-rities of U.S. and foreign companies selected for their rapid and sustainable growth potential from the development, manufacture or sale of emerging or established communication technology services and equipment. The fund normally invests at least 65% of its total assets in equity securities issued by these companies and normally invests at least 80% of its total assets in equity secu-rities. The fund can also purchase securities issued by companies outside of the communication technology sector if such companies may benefit from the use of communication technology.

The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund may also invest in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager will invest in U.S. and foreign companies (including companies located in emerging market countries) with market capitalizations greater than $25 million that he believes offer the best opportunities for growth and high investment returns. The manager screens for stocks whose medium to long term growth prospects he believes are superior to broad market averages. Once these candidates have been identified, the manager uses fundamental analysis to exam-ine each company for financial strength before deciding to purchase the stock.

The manager, in an attempt to reduce portfolio risk, will diversify by invest-ing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the fund's portfolio holdings include:

  . local and wide area network services or equipment companies

  . land-based, satellite and wireless carriers

  . communications equipment manufacturers
40

  . internet-related services or equipment, including internet service providers, web hosting and web content providers and internet portals

  . fiber optic transmission

  . communications software development

  . cable and other pay television services or equipment

  . video conferencing

  . data processing and delivery

  . paging

  . semiconductors

  . microwave

  . telephone utilities and large long distance carriers

  . wireless voice and data equipment and services

  . broadband infrastructure

  . digital cable services and equipment

  . optical components and integrated circuits

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operation, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against move-ments in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.


Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

The fund's focus on stocks in the communication technology sector makes it more susceptible to factors affecting that sector and more volatile than funds that invest in many different sectors. Therefore, a downturn in the communica-tion technology sector could hurt the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in communication technology companies exposes the fund to special risks. For example, rapid advances in communication technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of communication technology industries are also subject to more govern-ment regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, communication technology companies are dependent upon consumer and business acceptance as new technologies evolve.

The fund may invest in companies that have relatively small market capitaliza-tions. These organizations will normally have more limited product lines, mar-kets and financial resources and will be dependent upon a more limited manage-ment group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationaliza-tion or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than compara-ble investments in U.S. companies. There is less government regulation of for-eign securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes have above-average earnings growth potential, there is no guarantee that the shares will increase in value.

On January 1, 1999, eleven European countries implemented a new currency unit call the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world capi-tal markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that quali-fied institutional buyers become uninterested in purchasing these types of securities.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attribut-able to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
44

Expenses and Fees
The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration,
 transfer agency,
 custody, professional
 fees and registration
 fees.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .80%
Other expenses/1/                         .30%
Total annual fund operating expenses     1.10%
Fee waivers and expense reimbursements*    --
Net expenses*                            1.10%

 * BlackRock and BIL have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.10% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock and BIL in the following two years. See the "Management" section on page 106 for a discussion of these waivers and reimbursements.

 /1/The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years
Institutional Shares   $112   $350

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock) and BlackRock International, Ltd. (BIL). The team includes the following individuals who have day-to-day responsibility: Thomas Callan, Michael Carey, Kenneth Anderson and David Stanistreet.

Thomas Callan has been a Managing Director with BlackRock since 1996 and served as an equity analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Michael Carey has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1996 and served as a fixed income analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Kenneth Anderson, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Anderson was an investment director and the deputy head of the Scottish Widows Investment Management European equity team. He has co-managed the fund since its inception.

David Stanistreet, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio man-agement. Prior to joining BIL in 2000, Mr. Stanistreet had been an investment director of the Scottish Widows Investment Management European equity team since 1997. From 1995 to 1997, Mr. Stanistreet was head of European equities at Royal Insurance Asset Management (which merged in 1996 to become Royal & Sun Alliance). He has co-managed the fund since its inception.
46

             BlackRock
[GRAPHIC]    European Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in equity securi-ties issued by European companies. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and nor-mally invests at least 80% of its total assets in equity securities. For pur-poses of these investment strategies, the fund manager will consider a company a "European company" if it meets one or more of the following tests:
    . its country of organization, primary business office and principal trading market for its stock are located in Europe;
    . 50% or more of its assets are located in Europe; or . 50% or more of its revenues are derived from Europe.
The fund also invests in multinational companies and companies that benefit from European economic activity. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and pre-ferred stock.

The fund manager generally invests in stocks of European companies with market capitalizations of at least $1 billion. The fund manager will use the MSCI Europe Index as a benchmark and seeks to invest in stocks and market sectors represented in that index. The manager may also invest in stocks outside the index which meet the manager's investment criteria. The fund invests mainly in stocks listed on European stock exchanges.

The manager, in an attempt to reduce portfolio risks, will diversify invest-ments across countries, industry groups and companies with investments ordinar-ily in at least three European countries.

The fund manager seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The fund manager will invest primarily in "growth" stocks; however, he may take advan-tage of opportunities in "value" stocks at appropriate points in the market or economic cycle. The manager will also

  IMPORTANT DEFINITIONS


 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security
 analysts attempt to
 identify companies with
 earnings growth
 potential because a
 pattern of earnings
 growth generally causes
 share prices to
 increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Growth Companies: All
 stocks are generally
 divided into the
 categories of "growth"
 or "value," although
 there are times when a
 growth fund and value
 fund may own the same
 stock. Growth stocks
 are companies whose
 earnings growth
 potential appears to
 the manager to be
 greater than the market
 in general and whose
 revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low
 dividends and sell at
 relatively high prices.
 Value stocks are
 companies that appear
 to the manager to be
 undervalued by the
 market as measured by
 certain financial
 formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 European equity,
 referring to the type
 of securities the
 managers will choose
 for this fund.

 Market Capitalization:
 Market capitalization
 refers to the market
 value of a company and
 is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

 Morgan Stanley Capital
 International (MSCI)
 Europe Index: An
 unmanaged index
 comprised of a sample
 of companies
 representative of the
 market structure of the
 following European
 countries: Austria,
 Belgium, Denmark,
 Finland, France,
 Germany, Ireland,
 Italy, Netherlands,
 Norway,  Portugal,
 Spain, Sweden,
 Switzerland and the
 United Kingdom.

consider factors such as prospects for relative economic growth among certain European countries, expected levels of inflation, government policies influ-encing business conditions and outlook for currency relationships.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves a target price, the under-lying market is overvalued or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against move-ments in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationaliza-tion or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than compara-ble investments in U.S. companies. There is less government regulation of for-eign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

Furthermore, because the fund invests in issuers located in a specific geographic region, market changes or other factors affecting that region, including political instability and unpredictable economic conditions, may have a particularly significant effect on the fund compared to mutual funds that invest in many geographic regions.

The fund may invest in companies that have relatively small market capitaliza-tions (generally, as low as $1 billion). These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have sig-nificant ownership by large investors and are followed by relatively few secu-rities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less abil-ity to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

While the fund manager chooses stocks he believes have above-average earnings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
50

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Expenses and Fees

Expenses and Fees

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees                             .90%
Other expenses/1/                         .55%
Total annual fund operating expenses     1.45%
Fee waivers and expense reimbursements*    --
Net expenses*                            1.45%

 * BIL has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.45% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BIL in the following two years. See the "Management" section on page 106 for a discussion of these waivers and reimbursements.

 /1/"Other expenses" are based on estimated amounts for the current fiscal year.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years
Institutional Shares   $148   $459

Fund Management


Albert Morillo, Kenneth Anderson, Alan Clark, Lorna Mackay, Neil Pirie and David Stanistreet have co-managed the fund since its inception.

Albert Morillo, Managing Director and Head of European Equity at BlackRock International, Ltd. (BIL), is a member of BIL's Management Committee. His pri-mary responsibility is European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Morillo was an investment director of Scottish Wid-ows Investment Management, head of its European equity team, and a member of the Investment Policy Group. He is a member of the International Board of the Paris Stock Exchange.

Kenneth Anderson, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Anderson was an investment director and the deputy head of the Scottish Widows Investment Management European equity team.

Alan Clark, Director and investment manager at BIL, is a member of the inter-national equities team. He has primary responsibility for European equity research and portfolio management. Prior to joining BIL in 1996, Mr. Clark was an investment manager on the U.K. desk with Dunedin Fund Managers Ltd. where he managed the Dunedin Income Growth Investment Trust and the U.K. portfolio within the Dunedin Worldwide Investment Trust. He is a member of the Institute of Investment Management and Research.

Lorna Mackay, Director and investment manager at BIL, is a member of the international equity team. She has primary responsibility for European equity research and portfolio management. Prior to joining BIL in 1996, Ms. Mackay was an investment manager on the Continental European desk at Dunedin Fund Managers Ltd., where she had both research and portfolio management responsi-bilities. She is a member of the Institute of Investment Management and Research.

Neil Pirie, Director and investment manager at BIL, is a member of the inter-national equity team. He has primary responsibility for European equity research and portfolio management. Prior to joining BIL in 1996, Mr. Pirie was an investment manager on the U.K. desk at Dunedin Fund Managers Ltd. and was a Director of Dunedin Ventures Ltd. He was also the portfolio manager of the Dunedin Smaller Companies Trust. He is a member of the Institute of Chartered Accountants in Scotland.

David Stanistreet, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio man-agement. Prior to joining BIL in 2000, Mr. Stanistreet had been an investment director of the Scottish Widows Investment Management European equity team since 1997. From 1995 to 1997, Mr. Stanistreet was head of European equities at Royal Insurance Asset Management (which merged in 1996 to become Royal & Sun Alliance).

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout the Period)

                                        European Equity Portfolio



                                              For the Period
                                                6/23/00/1/
                                                 through
                                                 9/30/00
Net asset value at beginning of period            $10.00
                                                  ------
Income from investment operations
 Net (loss) on investments
  (both realized and unrealized)                   (0.49)
                                                  ------
  Total from investment
   operations                                      (0.49)
                                                  ------
Less distributions
 Distributions from net
  investment income                                  - -
 Distributions from net realized capital
  gains                                              - -
                                                  ------
  Total distributions                                - -
                                                  ------
Net asset value at end of period                  $ 9.51
                                                  ======
Total return                                       (4.90)%
Ratios/Supplemental data
 Net assets at end of period (in thousands)       $4,848
 Ratios of expenses to average net assets
 After advisory/administration fee waivers          1.45%/2/
 Before advisory/administration fee waivers         6.12%/2/
 Ratios of net investment income to average
  net assets
 After advisory/administration fee waivers          0.08%/2/
 Before advisory/administration fee waivers        (4.59)%/2/
Portfolio turnover rate                              177%

/1/Commencement of operations of share class.

/2/Annualized.

             BlackRock
[GRAPHIC]    Asia Pacific Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in equity securities issued by Asia Pacific region companies. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. For purposes of these investment strategies, the fund manager will consider a company an "Asia Pacific region company" if it meets one or more of the following tests:
    . its country of organization, primary business office and principal trading market for its stock are located in the Asia Pacific region;
    . 50% or more of its assets are located in the Asia Pacific region; or . 50% or more of its revenues are derived from the Asia Pacific region.

The fund invests primarily, but not exclusively, in companies that benefit from Asia Pacific region economic activity. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager generally invests in stocks of Asia Pacific region companies (including companies located in emerging market countries) with market capitalizations of at least $500 million whose earnings, the fund manager believes, are in a strong growth trend or whose stock the fund manager believes is undervalued. The fund manager will use the MSCI All Country Asia Pacific Index as a benchmark and seeks to invest in stocks and market sectors represented in that index. The manager may also invest in stocks outside the index which meet the manager's investment criteria. The fund invests mainly in stocks listed on Asia Pacific region stock exchanges.

The manager, in an attempt to reduce portfolio risks, will diversify investments across countries, industry groups and companies with investments ordinarily in at least three Asia Pacific region countries.

The fund manager seeks to achieve consistent and sustainable performance by managing risk and by taking advantage of market inefficiencies through a long term, disciplined and

  IMPORTANT DEFINITIONS


 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security ana-
 lysts attempt to iden-
 tify companies with
 earnings growth poten-
 tial because a pattern
 of earnings growth gen-
 erally causes share
 prices to increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 Asia Pacific equity,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Market Capitalization:
 Market capitalization
 refers to the market
 value of a company and
 is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

 Morgan Stanley Capital
 International (MSCI)
 All Country Asia
 Pacific Index: An
 unmanaged index
 comprised of a sample
 of companies
 representative of the
 market structure of the
 following Asia Pacific
 region countries:
 Australia, China, Hong
 Kong, India, Indonesia,
 Japan, Korea, Malaysia,
 New Zealand, Pakistan,
 the Philippines,
 Singapore, Sri Lanka,
 Taiwan and Thailand.

objective investment process. Economic, statistical and valuation data is ana-lyzed to screen and rank securities. Major sector and country/regional themes, prevailing economic cycles and well-defined risk parameters are also considered in the portfolio construction process.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against move-ments in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, national-ization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign secu-rities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, polit-ical and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropri-ation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has dropped significantly due to economic and political turmoil in the past, and may do so again in the future.

The fund may, from time to time, invest more than 25% of its assets in securi-ties whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many coun-tries.

Furthermore, because the fund invests in issuers located in a specific geo-graphic region, market changes or other factors affecting that region, includ-ing political instability and unpredictable economic conditions, may have a particularly significant effect on the fund compared to mutual funds that invest in many geographic regions. At times, the markets in certain Asia Pacific region countries have suffered significant downturns and volatility. Increased social or political unrest in some or all of these countries could cause further economic and market uncertainty.

The fund may invest in companies that have relatively small market capitaliza-tions (generally, as low as $500 million). These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized compa-nies. In addition, it is more difficult to get information on smaller compa-nies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are fol-lowed by relatively few securities analysts. The securities of smaller capital-ized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

While the fund manager chooses stocks he believes have above-average earnings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of los-ing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Expenses and Fees

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees                             .90%
Other expenses/1/                         .55%
Total annual fund operating expenses     1.45%
Fee waivers and expense reimbursements*    --
Net expenses*                            1.45%

 * BIL has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.45% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BIL in the following two years. See the "Management" section on page 106 for a discussion of these waivers and reimbursements.

 /1/"Other expenses" are based on estimated amounts for the current fiscal year.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years
Institutional Shares   $148   $459

Fund Management
The fund is managed by a team of professionals at BlackRock International, Ltd. (BIL), including the following individuals who have day-to-day responsi-bility: Nigel Barry, Managing Director and portfolio manager of BIL since 1996, William Low, Director and investment manager of BIL since 1996, Donald Gilfillan, Director and investment manager of BIL since 1996, Alistair Veitch, Vice President and investment manager of BIL since 1998 and Janice Summers, Vice President and investment manager of BIL since 2000.

Mr. Barry has primary responsibility for Pacific Basin equity research and portfolio management. Prior to joining BIL in 1996, Mr. Barry was Director and head of the Pacific Basin desk at Dunedin Fund Managers Ltd. Mr. Low has pri-mary responsibility for the developed and emerging equity markets of Asia. Prior to joining BIL in 1996, Mr. Low was with Dunedin Fund Managers Ltd., first as an investment analyst on the U.K. desk and then as a specialist in Pacific Basin equity markets. Mr. Gilfillan is responsible for Japanese equity research and portfolio management. Prior to joining BIL in 1996, Mr. Gilfillan was an investment manager with British Linen Fund Managers. Mr. Veitch is responsible for selected Asian equity markets, both developed and emerging. Prior to joining BIL in 1998, Mr. Veitch followed Asian equity markets for Edinburgh Fund Managers. Ms. Summers has primary responsibility for research and portfolio management in the Japanese market. Prior to joining BIL in 2000, Ms. Summers was a Japanese and Far East investment manager with Manulife Inter-national Investment from 1986 to 1990. In 1999, following time with her family, she joined Scottish Widows Investment Management as an investment manager on the Japanese desk. Messrs. Barry, Low, Gilfillan and Veitch and Ms. Summers have co-managed the fund since its inception.

Financial Highlights

The financial information in the table below shows the fund's financial per-formance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------

(For an Institutional Share Outstanding Throughout the Period)

                                           Asia Pacific Equity Portfolio



                                                    For the
                                                     Period
                                                   6/23/00/1/
                                                    through
                                                    9/30/00
Net asset value at beginning of period               $10.00
                                                     ------
Income from investment operations
 Net investment income                                 0.02
 Net (loss) on investments
  (both realized and unrealized)                      (0.78)
                                                     ------
  Total from investment
   operations                                         (0.76)
                                                     ------
Less distributions
 Distributions from net
  investment income                                     - -
 Distributions from net realized capital gains          - -
                                                     ------
  Total distributions                                   - -
                                                     ------
Net asset value at end of period                     $ 9.24
                                                     ======
Total return                                          (7.60)%
Ratios/Supplemental data
 Net assets at end of period (in thousands)          $2,810
 Ratios of expenses to average net assets
 After advisory/administration fee waivers             1.45%/2/
 Before advisory/administration fee waivers            9.16%/2/
 Ratios of net investment income to average net
  assets
 After advisory/administration fee waivers             0.62%/2/
 Before advisory/administration fee waivers           (7.09)%/2/
Portfolio turnover rate                                 145%

/1/Commencement of operations of share class.

/2/Annualized.
60

             BlackRock
[GRAPHIC]    International Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in stocks of for-eign issuers located in countries included in the Morgan Stanley Capital Inter-national Europe, Australia and Far East Index (EAFE). The fund normally invests at least 65% of its total assets in the equity securities issued by these com-panies and normally invests at least 80% of its total assets in equity securi-ties. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

Emphasis is placed on adding value through stock selection. Factors which the portfolio management team consider will include cash flow returns on invest-ment, forecast P/E ratios, enterprise values and balance sheet strength. The manager screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The man-ager will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government poli-cies influencing business conditions and outlook for currency relationships. The manager and his team also examine each company for financial soundness before deciding to purchase its stock.

The manager, in an attempt to reduce portfolio risk, will diversify investments across countries, industry groups and companies with investment at all times in at least three foreign countries. In addition, the fund can invest more than 25% of its assets in Japanese stocks or in U.K. stocks. From time to time the fund may invest in the securities of issuers located in emerging market coun-tries.

The fund generally will sell a stock when the manager believes it is fully val-ued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to the growth poten-tial.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would

 IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 international value,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Morgan Stanley Capital
 International Europe,
 Australia and Far East
 Index (EAFE): An unman-
 aged index comprised of
 a sample of companies
 representative of the
 market structure of the
 following European and
 Pacific Basin coun-
 tries: Australia, Aus-
 tria, Belgium, Denmark,
 Finland, France, Germa-
 ny, Hong Kong, Italy,
 Japan, Netherlands, New
 Zealand, Norway, Singa-
 pore, Malaysia, Spain,
 Sweden, Switzerland and
 the U.K.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

be to avoid market losses. However, if market conditions improve, this strat-egy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund's manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also use forward currency exchange contracts (obliga-tions to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencys.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securites it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments
62
in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated mar-kets may be increased. The value of many investments in emerging market coun-tries recently has dropped significantly due to economic and political turmoil in many of these countries.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securi-ties whose issuers are located in Japan or in the U.K. These investments would make the fund more dependent upon the political and economic circumstances of those countries than a mutual fund that owns stocks of companies in many coun-tries. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) have experienced considerable difficulty recent-ly. In addition, the Japanese Yen has gone up and down in value versus the U.S. Dollar. Japan may also be affected by recent turmoil in other Asian countries. Similarly, the ability to concentrate in the U.K. may make the Fund's perfor-mance more dependent on developments affecting that country, such as the intro-duction of the Euro.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the EAFE Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.


                                    [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q4'99: 19.83%

Worst Quarter
Q3'98: -14.76%

                                93      36.87%
                                94       0.25%
                                95       9.94%
                                96       8.53%
                                97       5.22%
                                98      15.45%
                                99      31.10%
                                00     -19.42%

As of 12/31/00
--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
--------------------------------------------------------------------------
                                                      Since      Inception
                       1 Year    3 Years   5 Years  Inception      Date
International Equity   -19.42%    6.84%    6.85%      8.69%       04/27/92
MSCI EAFE              -14.17%    9.35%    7.14%      9.71%         N/A

** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
64

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.


The table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .74%
Other expenses                            .33%
Total annual fund operating expenses     1.07%
Fee waivers and expense reimbursements*   .01%
Net expenses*                            1.06%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.06% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 106 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $108   $339    $589    $1,305

Fund Management

The fund is managed by a team of professionals at BlackRock International, Ltd.
(BIL), including the following individuals who have day-to-day responsibility:
Kenneth Anderson, Director and international equity investment manager at BIL since 2000, and William Low, Director and investment manager since 1996. Prior to joining BIL in 2000, Kenneth Anderson was an investment director and the deputy head of the Scottish Widows Investment Management European equity team. Prior to joining BIL in 1996, Mr. Low was with Dunedin Fund Managers Ltd., first as an investment analyst on the U.K. desk and then as a specialist in Pacific Basin equity markets. Kenneth Anderson and William Low have served as portfolio co-managers since January 2001.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indi-cates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distri-butions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                International Equity Portfolio



                              Year        Year        Year        Year      Year
                             Ended       Ended       Ended       Ended     Ended
                            9/30/00     9/30/99     9/30/98     9/30/97   9/30/96
Net asset value at
 beginning of period       $    15.94  $    13.23  $    14.65   $  13.43  $  13.27
                           ----------  ----------  ----------   --------  --------
Income from investment
 operations
 Net investment income           0.07        0.07        0.27       0.14      0.17
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                    0.09        3.57       (1.29)      1.77      0.84
                           ----------  ----------  ----------   --------  --------
  Total from investment
   operations                    0.16        3.64       (1.02)      1.91      1.01
                           ----------  ----------  ----------   --------  --------
Less distributions
 Distributions from net
  investment income             (0.05)      (0.13)      (0.20)     (0.28)    (0.18)
 Distributions from net
  realized capital gains        (2.13)      (0.80)      (0.20)     (0.41)    (0.67)
                           ----------  ----------  ----------   --------  --------
  Total distributions           (2.18)      (0.93)      (0.40)     (0.69)    (0.85)
                           ----------  ----------  ----------   --------  --------
Net asset value at end of
 period                    $    13.92  $    15.94  $    13.23   $  14.65  $  13.43
                           ==========  ==========  ==========   ========  ========
Total return                     0.12%      28.59%      (7.03)%    14.88%     8.01%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $1,109,017  $1,116,766  $1,012,132   $433,135  $388,588
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                    1.06%       1.04%       1.06%      1.06%     1.06%
 Before
  advisory/administration
  fee waivers                    1.07%       1.04%       1.11%      1.16%     1.17%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                    0.35%       0.55%       1.00%      0.94%     0.90%
 Before
  advisory/administration
  fee waivers                    0.34%       0.55%       0.95%      0.84%     0.79%
Portfolio turnover rate           153%         62%         57%        62%       70%

                                -----------------------------------------------
66

             BlackRock
[GRAPHIC]    International Emerging Markets
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS


 Emerging Market Stocks:
 Stocks issued by compa-
 nies located in coun-
 tries with emerging
 economies or securities
 markets. The list of
 emerging market coun-
 tries includes, among
 others: Argentina, Bra-
 zil, Bulgaria, Chile,
 China, Colombia, The
 Czech Republic, Ecua-
 dor, Egypt, Greece,
 Hungary, India, Indone-
 sia, Israel, Lebanon,
 Malaysia, Mexico,
 Morocco, Peru, The
 Philippines, Poland,
 Romania, Russia, South
 Africa, South Korea,
 Taiwan, Thailand, Tuni-
 sia, Turkey, Venezuela,
 Vietnam and Zimbabwe.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 emerging markets,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in stocks of issuers located in emerging market countries. These are countries considered to be "emerging" or "developing" by the World Bank, the International Finance Cor-poration or the United Nations. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primar-ily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

Emphasis is placed on adding value through stock selection. Factors which the portfolio management team consider will include cash flow returns on invest-ment, forecast P/E ratios, enterprise values and balance sheet strength. The manager screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The man-ager will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government poli-cies influencing business conditions and outlook for currency relationships. The manager and his team also examine each company for financial soundness before deciding to purchase its stock.

The manager, in an attempt to reduce portfolio risks, will diversify invest-ments across countries, industry groups and companies with investment ordinar-ily in at least three emerging markets countries.

The fund generally will sell a stock when the manager believes it is fully val-ued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth poten-tial.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pending investments or when it expects to need cash to pay redeeming share-holders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign curren-cies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political
68
or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated mar-kets may be increased. The value of many investments in emerging market coun-tries recently has dropped significantly due to economic and political turmoil in many of these countries.

While the fund manager chooses stocks he believes to be undervalued there is no guarantee that prices won't move even lower.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the MSCI Emerging Market Free Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indica-tion of future results.


                                    [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q4'99: 34.10%

Worst Quarter
Q3'98: -25.59%

                                95       -12.58%
                                96        12.27%
                                97        -9.06%
                                98       -36.63%
                                99        68.74%
                                00       -34.98%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                            Since      Inception
                          1 Year   3 Years     5 Years    Inception       Date
International Emerging    -34.98%  -11.41%     -6.62%      -8.30%      06/17/94
MSCI EMF                  -30.61%   -4.82%     -4.17%      -3.91%         N/A

** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
70

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            1.25%
Other expenses                            .41%
Total annual fund operating expenses     1.66%
Fee waivers and expense reimbursements*   --
Net expenses*                            1.66%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.74% of average daily net assets until Feb-ruary 1, 2002. The fund may have to repay some of these waivers and reim-bursements to BlackRock in the following two years. See the "Management" section on page 106 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $169   $523    $902    $1,965

Fund Management

The fund is managed by a team of investment professionals at BlackRock Interna-tional, Ltd. (BIL), including the following individuals, who have day-to-day responsibility: Robin Watson, Vice President and investment manager at BIL since 1999, and Kevin Craig, Associate and Investment Manager at BIL since 1998. Prior to joining BIL, Robin Watson served as a Latin American specialist with AIB Govett in London from 1997 to 1999, and Mr. Craig was an emerging mar-kets analyst at Dunedin Fund Managers Ltd. from 1995 to 1996. Mr. Watson has been fund co-manager since January 2000 and Mr. Craig since January 2001.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                           International Emerging Markets Portfolio



                                   Year     Year     Year       Year     Year
                                  Ended     Ended    Ended     Ended     Ended
                                 9/30/00   9/30/99  9/30/98   9/30/97   9/30/96
Net asset value at beginning of
 period                          $   6.09  $  4.42  $  9.69   $   8.76  $  8.19
                                 --------  -------  -------   --------  -------
Income from investment opera-
 tions
 Net investment income               0.09     0.06     0.06       0.03     0.08
 Net gain (loss) on investments
  (both realized and
  unrealized)                        0.03     1.66    (5.19)      0.95     0.50
                                 --------  -------  -------   --------  -------
  Total from investment opera-
   tions                             0.12     1.72    (5.13)      0.98     0.58
                                 --------  -------  -------   --------  -------
Less distributions
 Distributions from net
  investment income                 (0.06)   (0.05)     - -      (0.05)     - -
 Distributions from net
  realized capital gains              - -      - -    (0.14)       - -    (0.01)
                                 --------  -------  -------   --------  -------
  Total distributions               (0.06)   (0.05)   (0.14)     (0.05)   (0.01)
                                 --------  -------  -------   --------  -------
Net asset value at end of
 period                          $   6.15  $  6.09  $  4.42   $   9.69  $  8.76
                                 ========  =======  =======   ========  =======
Total return                         1.82%   39.10%  (53.59)%    11.16%    6.97%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                 $101,017  $65,701  $63,649   $116,107  $68,664
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                        1.66%    1.73%    1.76%      1.78%    1.78%
 Before advisory/administration
  fee waivers                        1.66%    1.73%    1.86%      1.87%    1.88%
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                        1.47%    0.85%    0.95%      0.37%    0.96%
 Before advisory/administration
  fee waivers                        1.47%    0.85%    0.85%      0.27%    0.87%
Portfolio turnover rate               133%     117%      37%        33%      44%

                           ----------------------------------------------------

             BlackRock
[GRAPHIC]    International Small Cap Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS

 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security ana-
 lysts attempt to iden-
 tify companies with
 earnings growth poten-
 tial because a pattern
 of earnings growth gen-
 erally causes share
 prices to increase.

 Emerging Market Stocks:
 Stocks issued by compa-
 nies located in coun-
 tries with emerging
 economies or securities
 markets. The list of
 emerging market coun-
 tries includes, among
 others: Argentina, Bra-
 zil, Bulgaria, Chile,
 China, Colombia, The
 Czech Republic, Ecua-
 dor, Egypt, Greece,
 Hungary, India, Indone-
 sia, Israel, Lebanon,
 Malaysia, Mexico,
 Morocco, Peru, The
 Philippines, Poland,
 Romania, Russia, South
 Africa, South Korea,
 Taiwan, Thailand, Tuni-
 sia, Turkey, Venezuela,
 Vietnam and Zimbabwe.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idends and sell at rel-
 atively high prices.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in small cap stocks (capitalization of less than $5 billion) of foreign issuers in countries included in the Salomon Brothers Extended Markets World Ex-U.S. Index. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The manager may invest up to 20% of the portfolio in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The manager initially screens for "growth" stocks from the universe of compa-nies described above. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund can invest more than 25% of its assets in securities whose issuers are located in Japan, the United Kingdom, France or Germany.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pend-ing investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund's manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign curren-cies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will nor-mally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political

 IMPORTANT DEFINITIONS

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 international small
 cap, referring to the
 type of securities the
 managers will choose
 for this fund.

 Salomon Brothers
 Extended Markets World
 Ex-U.S. Index: An
 unmanaged index com-
 prised of equity secu-
 rities whose issuers
 are located in the fol-
 lowing developed coun-
 tries: Australia, Aus-
 tria, Belgium, Canada,
 Denmark, Finland,
 France, Germany, Hong
 Kong, Ireland, Italy,
 Japan, Netherlands, New
 Zealand, Norway, Singa-
 pore, Malaysia, Spain,
 Sweden, Switzerland and
 the U.K.

 Small Capitalization
 Companies: The funds
 defines these companies
 as those with total
 market capitalization
 under $10 billion. Cap-
 italization refers to
 the market value of the
 company and is calcu-
 lated by multiplying
 the number of shares
 outstanding by the cur-
 rent price per share.

or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, politi-cal and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated mar-kets, may be increased. The value of many investments in emerging market coun-tries recently has dropped significantly due to economic and political turmoil in many of these countries.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offer-ing.

While the fund manager chooses stocks he believes have above-average earnings growth potential, there is no guarantee that the shares will increase in value.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may no correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securi-ties whose issuers are located in Japan, the United Kingdom, France or Germany. These investments would make the fund more dependent upon the political and economic circumstances of those countries than a mutual fund that owns stocks of companies in many countries. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) have experienced con-siderable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. Dollar. Japan may also be affected by recent tur-moil in other Asian countries. Similarly, the ability to concentrate in the U.K., France and Germany may make the fund's performance more dependent on developments affecting those countries, such as the introduction of the Euro.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of los-ing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
76

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Brothers Extended Market World Ex-U.S. Index, a recognized unmanaged index of stock market performance. As with all such investments, past perfor-mance is not an indication of future results.


                                  [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q4'99: 81.63%

Worst Quarter
Q3'98: -19.87%

                                 98      11.13%
                                 99     151.68%
                                 00      -8.13%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                  Since      Inception
                           1 Year    3 Years    Inception      Date
International Small Cap    -8.13%     36.96%     31.34%      09/26/97
Salomon EMI Ex-U.S.       -10.31%      7.94%      3.46%         N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.

One factor impacting the fund's total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund's investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            1.00%
Other expenses                            .43%
Total annual fund operating expenses     1.43%
Fee waivers and expense reimbursements*   .10%
Net expenses*                            1.33%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.33% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 106 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $135   $443    $772    $1,704

Fund Management
The fund is co-managed by William J. Wykle, Thomas Callan and Jean Rosenbaum.

William J. Wykle has been a Managing Director with BlackRock Advisors, Inc. (BlackRock) since 1995 and an investment manager for PNC Bank from 1986 to 1995. He has co-managed the fund since April 1999.

Thomas Callan has been a Managing Director with BlackRock since 1996 and served as an equity analyst for PNC Bank from 1993-1996. He has co-managed the fund since April 1999.

Jean Rosenbaum has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1997, and served as an equity analyst with PNC Bank from 1994 to 1997. She has co-managed the fund since January 2000.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.
78

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's Fund's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                              International Small Cap
                                              Equity Portfolio



                                                                    For the
                                                                    Period
                                       Year     Year      Year     9/26/97/1
                                       Ended    Ended     Ended    / through
                                      9/30/00  9/30/99   9/30/98    9/30/97
Net asset value at beginning of
 period                               $ 12.90  $  9.56   $  9.94    $ 10.00
                                      -------  -------   -------    -------
Income from investment operations
 Net investment income                   0.13     0.03      0.07        - -
 Net gain (loss) on investments (both
  realized and unrealized)              10.91     4.44     (0.40)     (0.06)
                                      -------  -------   -------    -------
  Total from investment operations      11.04     4.47     (0.33)     (0.06)
                                      -------  -------   -------    -------
Less distributions
 Distributions from net investment
  income                                  - -    (0.02)    (0.05)       - -
 Distributions from net realized
  capital gains                         (1.40)   (1.11)      - -        - -
                                      -------  -------   -------    -------
  Total distributions                   (1.40)   (1.13)    (0.05)       - -
                                      -------  -------   -------    -------
Net asset value at end of period      $ 22.54  $ 12.90   $  9.56    $  9.94
                                      =======  =======   =======    =======
Total return                            91.76%   51.88%    (3.57)%    (0.30)%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                          $85,206  $23,814   $16,233    $15,415
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                1.33%    1.33%     1.32%      1.33%/2/
 Before advisory/administration fee
  waivers                                1.48%    2.00%     2.17%      1.55%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                0.74%    0.19%     0.65%      1.42%/2/
 Before advisory/administration fee
  waivers                                0.59%   (0.48)%   (0.20)%     1.19%/2/
Portfolio turnover rate                   296%     224%       76%         0%
                                              ---------------------------------

/1/Commencement of operations of share class.

/2/Annualized.

             BlackRock
[GRAPHIC]    Select Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund manger uses the S&P 500 Index as a benchmark and seeks to invest in stocks and market sectors in similar proportion to that index. The manager seeks to own securities in all sectors, but can overweight or underweight securities within sectors as he identifies market opportunities. The fund normally invests at least 80% of its total assets in equity securi-ties. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

The manager initially screens for "value" and "growth" stocks from the universe of companies with market capitalization above $1 billion. The fund will invest in stocks that the manager believes offer attractive returns through capital appreciation. The fund will typically have a P/E multiple that is in line with the S&P 500 Index.The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pend-ing investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as deriv-

 IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company such (as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is a
 blend of growth stocks
 and value stocks,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Market Capitalization:
 Refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

 Sector: All stocks are
 classified into a cate-
 gory or sector such as
 utilities, consumer
 services, basic materi-
 als, capital equipment,
 consumer cyclicals,
 energy, consumer non-
 cyclicals, healthcare,
 technology, transporta-
 tion, finance and cash.

 S&P 500 Index: The
 Standard & Poor's Com-
 posite Stock Price
 Index, an unmanaged
 index of 500 stocks,
 most of which are
 listed on the New York
 Stock Exchange. The
 index is heavily
 weighted toward stocks
 with large market capi-
 talization and repre-
 sents approximately
 two-thirds of the total
 market value of all
 domestic common stocks.

 Value and Growth Compa-
 nies: All stocks are
 generally divided into
 the categories of
 "growth" or "value,"
 although there are
 times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

atives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a secu-rity at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

While the fund manager chooses stocks he believes to be undervalued, or which have above average growth potential, there is no guarantee that prices will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500 Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.


                                    [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q4'98: 20.85%

Worst Quarter
Q3'98: -11.35%

                                94       -1.26%
                                95        33.3%
                                96       23.72%
                                97       31.46%
                                98       24.61%
                                99       20.77%
                                00      -14.83%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                         Since       Inception
                       1 Year   3 Years     5 Years    Inception       Date
Select                -14.83%   8.62%        15.83%      15.00%      09/13/93
S&P 500               - 9.11%  12.26%        18.33%      17.70%        N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                           .53%
Other expenses                          .27%
Total annual fund operating expenses    .80%
Fee waivers and expense reimbursements   --
Net expenses*                           .80%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .81% of average daily net assets until Feb-ruary 1, 2002. The fund may have to repay some of these waivers and reim-bursements to BlackRock in the following two years. See the "Management" section on page 106 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $82    $255    $444    $990

Fund Management

The fund is co-managed by a team of investment professionals at BlackRock Advi-sors, Inc. (BlackRock), headed by R. Andrew Damm, Managing Director at Black-Rock since 1997, and Mark W. Broughton, Director at BlackRock since 2001.
Mr. Damm previously served as senior investment manager with BlackRock from 1995 to 1997. Prior to joining BlackRock, Mr. Broughton was portfolio manager, director of research and a partner of Badgley, Phelps & Bell from 1996 to 2001, and was previously assistant portfolio manager and research analyst at Provi-dent Investment Counsel from 1992 to 1996. Mr. Damm served on the fund's man-agement team since June 2000 and has been portfolio co-manager since June 2000 and Mr. Broughton since January 2001.
 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Fees
 paid by the fund for
 other expenses such as
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                            Select Equity Portfolio


                              Year        Year        Year       Year      Year
                             Ended       Ended       Ended      Ended     Ended
                            9/30/00     9/30/99     9/30/98    9/30/97   9/30/96
Net asset value at
 beginning of period       $    20.77  $    17.01  $    17.51  $  13.57  $  11.88
                           ----------  ----------  ----------  --------  --------
Income from investment
 operations
 Net investment income           0.07        0.14        0.16      0.19      0.21
 Net gain on investments
  (both realized and
  unrealized)                    1.61        4.36        0.49      5.15      2.08
                           ----------  ----------  ----------  --------  --------
  Total from investment
   operations                    1.68        4.50        0.65      5.34      2.29
                           ----------  ----------  ----------  --------  --------
Less distributions
 Distributions from net
  investment income             (0.05)      (0.13)      (0.15)    (0.19)    (0.21)
 Distributions from net
  realized capital gains        (1.63)      (0.61)      (1.00)    (1.21)    (0.39)
                           ----------  ----------  ----------  --------  --------
  Total distributions           (1.68)      (0.74)      (1.15)    (1.40)    (0.60)
                           ----------  ----------  ----------  --------  --------
Net asset value at end of
 period                    $    20.77  $    20.77  $    17.01  $  17.51  $  13.57
                           ==========  ==========  ==========  ========  ========
Total return                     8.14%      26.96%       4.07%    42.50%    19.84%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $1,466,964  $1,443,128  $1,286,032  $379,687  $274,434
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                    0.80%       0.80%       0.86%     0.79%     0.74%
 Before
  advisory/administration
  fee waivers                    0.80%       0.80%       0.86%     0.86%     0.87%
 Ratios of net investment
  income to average
  net assets
 After
  advisory/administration
  fee waivers                    0.33%       0.67%       0.93%     1.24%     1.70%
 Before
  advisory/administration
  fee waivers                    0.33%       0.67%       0.93%     1.17%     1.58%
Portfolio turnover rate           103%         22%         27%       29%       55%

                            ---------------------------------------------------
84

             BlackRock
[GRAPHIC]    Index Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund invests all of its assets indirectly, through The U.S. Large Company Series (the Index Master Portfolio) of the DFA Invest-ment Trust Company, in the stocks of the S&P 500 Index using a passive invest-ment style that seeks to replicate the returns of the S&P 500 Index. The Index Master Portfolio normally invests at least 95% of its total assets in substan-tially all the stocks of the S&P 500 Index in approximately the same proportion as they are represented in the Index.

The Index Master Portfolio may invest some of its assets (not more than 5% of net assets) in certain short-term fixed income securities pending investment or to pay redeeming shareholders.

The Index Master Portfolio may, to the extent consistent with its investment objective, invest in index futures contracts and options or index futures con-tracts, commonly known as derivatives, to commit funds pending investment or to maintain liquidity. The Index Master Portfolio can borrow money to buy addi-tional securities. This practice can have the effects of increasing the fund's losses or gains.

Each of the Index Equity Portfolio and the Index Master Portfolio may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high-quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The investment objective of the Index Master Portfolio may not be changed without shareholder approval.

 IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Index Investing: An
 investment strategy
 involving the creation
 of a portfolio tailored
 as closely as possible
 to match the composi-
 tion and investment
 performance of a spe-
 cific stock or bond
 market index. Index
 funds offer investors
 diversification among
 securities, low portfo-
 lio turnover and rela-
 tive predictability of
 portfolio composition.
 The Index Master Port-
 folio engages in index
 investing.

 Large Capitalization
 Companies: Capitaliza-
 tion refers to the mar-
 ket value of the com-
 pany and is calculated
 by multiplying the num-
 ber of shares outstand-
 ing by the current
 price per share. Larger
 companies may be more
 likely to have the
 staying power to get
 them through all eco-
 nomic cycles; however
 their size may also
 make them less flexible
 and innovative than
 smaller companies.

 S&P 500 Index: The
 Standard & Poor's Com-
 posite Stock Price
 Index, an unmanaged
 index of 500 stocks,
 most of which are
 listed on the New York
 Stock Exchange. The
 index is heavily
 weighted toward stocks
 with large market capi-
 talizations and repre-
 sents approximately
 two-thirds of the total
 market value of all
 domestic common stocks.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. The Index Master Portfolio is not actively managed and poor performance of a stock will ordinarily not result in its elim-ination from the Index Master Portfolio. The Index Master Portfolio will remain fully invested in stocks even when stock prices are generally falling. Ordinar-ily, portfolio securities will not be sold except to reflect additions or dele-tions of the stocks that comprise the S&P 500 Index (including additions or deletions resulting from mergers, reorganizations and similar transactions), and, to the extent necessary, to provide cash to pay redeeming shareholders. The investment performance of the Index Master Portfolio and the fund (not tak-ing into account fund expenses) is expected to approximate the investment per-formance of the S&P 500 Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

The Index Master Portfolio may, to the extent consistent with its investment objective, invest in index futures contracts and options on index futures con-tracts, commonly known as derivatives, to commit funds pending investment or to maintain liquidity. Such practices may reduce returns and/or increase volatili-ty. The Index Master Portfolio can borrow money to buy additional securities. This practice can have the effect of increasing the fund's losses or gains.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of los-ing rights to the collateral if a borrower goes bankrupt.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
86

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500 Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.


                                    [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q4'98: 21.29%

Worst Quarter
Q3'98: -9.86%

                                93        9.55%
                                94        0.80%
                                95       37.04%
                                96       22.36%
                                97       32.91%
                                98       28.56%
                                99       20.62%
                                00       -9.24%
As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                          Since      Inception
                       1 Year   3 Years     5 Years    Inception       Date
Index                  -9.24%    12.06%     18.01%      16.19%       04/20/92
S&P 500                -9.11%    12.26%     18.33%      16.81%         N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses*
(Expenses that are deducted from fund assets)

Advisory fees                             .025%
Other expenses                            .295%
Total annual fund operating expenses       .32%
Fee waivers and expense reimbursements**   .14%
Net expenses**                             .18%

 * The Annual Fund Operating Expenses table and the Example reflect the expenses of both the Index Equity and Index Master Portfolios.

** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .18% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 106 for a discussion on these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $ 18   $ 89    $ 166    $392

Index Master Portfolio
Dimensional Fund Advisors Inc. (DFA) serves as investment adviser to the Index Master Portfolio. Investment decisions for the Index Master Portfolio are made by the Investment Committee of DFA, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of DFA who are elected annually. DFA provides the Index Master Portfolio with a trading department and selects brokers and dealers to effect securities transactions.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                             Index Equity Portfolio



                             Year         Year         Year         Year         Year
                            Ended        Ended        Ended        Ended        Ended
                           9/30/00      9/30/99      9/30/98      9/30/97      9/30/96
Net asset value at
 beginning of period       $  24.69     $  19.65     $  18.32     $  13.97     $  13.58
                           --------     --------     --------     --------     --------
Income from investment
 operations
 Net investment income         0.27         0.27         0.24         0.04         0.30
 Net realized gain on
  investments (both
  realized and
  unrealized)                  2.97         5.10         1.39         5.02         2.13
                           --------     --------     --------     --------     --------
  Total from investment
   operations                  3.24         5.37         1.63         5.06         2.43
                           --------     --------     --------     --------     --------
Less distributions
 Distributions from net
  investment income           (0.18)       (0.27)       (0.26)       (0.03)       (0.34)
 Distributions from net
  realized capital gains      (0.16)       (0.06)       (0.04)       (0.68)       (1.70)
                           --------     --------     --------     --------     --------
  Total distributions         (0.34)       (0.33)       (0.30)       (0.71)       (2.04)
                           --------     --------     --------     --------     --------
Net asset value at end of
 period                    $  27.59     $  24.69     $  19.65     $  18.32     $  13.97
                           ========     ========     ========     ========     ========
Total return                  13.10%       27.36%        8.91%       39.78%       19.82%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $665,743     $507,841     $354,215     $166,786     $127,076
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  0.18%/1/     0.22%/1/     0.18%/1/     0.18%/1/     0.18%/1/
 Before
  advisory/administration
  fee waivers                  0.33%/1/     0.33%/1/     0.34%/1/     0.38%/1/     0.50%/1/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                  0.98%        1.14%        1.40%        1.71%        2.29%
 Before
  advisory/administration
  fee waivers                  0.83%        1.04%        1.24%        1.51%        1.98%
Portfolio turnover rate           8%/6/        5%/5/        9%/4/        4%/3/       18%/2/,*

                             --------------------------------------------------

/1/Including expenses allocated from the U.S. Large Company Series of The DFA
  Investment Trust Company of 0.06% for the year ended 9/30/00, 0.06% for the year ended 9/30/99, 0.06% for the year ended 9/30/98, 0.07% for the year ended 9/30/97, and 0.12% for the year ended 9/30/96.
/2/For period from October 1, 1995 through May 31, 1996.

/3/For period December 1, 1996 through November 30, 1997.
/4/For period December 1, 1997 through November 30, 1998.

/5/For period December 1, 1998 through September 30, 1999.

/6/For period December 1, 1999 through September 30, 2000.
* See footnotes to the financial statements of The DFA Investment Trust Company for the year ended November 30, 1996.

             BlackRock
[GRAPHIC]    Balanced
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation--current income from fixed income securities is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund managers invest primarily in a blend of equity and fixed income securities selected to deliver returns through the combination of capital appreciation and current income. The equity and fixed income managers work together to determine an appropriate asset allocation strategy.

Equity Portion

The manager initially screens for "value" and "growth" stocks from the uni-verse of companies with market capitalization above $1 billion. In pursuit of this goal, the fund manager uses the S&P 500 Index as a benchmark and seeks to invest in stocks and market sectors in similar proportion to that index. The manager seeks to own securities in all sectors, but can overweight or under-weight securities within sectors as he identifies market opportunities. The portfolio manager will adjust the blend of value/growth stocks based on per-formance expectations. The fund will invest primarily in common stock but can also invest in preferred stock and securities convertible into common and pre-ferred stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opin-ion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

Fixed Income Portion
The fixed income portion of the fund consists of a broad range of U.S. invest-ment grade bonds including U.S. Government bonds, mortgage-backed, asset-backed and corporate debt securities. The fund normally will invest at least 25% of its total assets in bonds. The fund may invest up to 10% of its total assets in bonds of foreign issuers. The fixed income team seeks bonds that will add value while controlling risk.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The
reason for acquiring money market securi     -

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Investment Style:
 Refers to the guiding
 principle of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 balanced, meaning that
 the managers will
 choose both equity and
 fixed income securities
 for this fund.
90
ties would be to avoid market losses. However, if market condi- tions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objec-tive.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund also may invest in money market securities in order to achieve its invest-ment objective.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

The main risk of any investment in stocks is that values fluctuate in price.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Because market conditions can vary, this fund's performance may be better or worse than other funds with different investment

 IMPORTANT DEFINITIONS


 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 S&P 500 Index: The
 Standard & Poor's Com-
 posite Stock Price
 Index, an unmanaged
 index of 500 common
 stocks, most of which
 are listed on the New
 York Stock Exchange.
 The Index is heavily
 weighted toward stocks
 with large market capi-
 talization and repre-
 sents approximately
 two-thirds of the total
 market value of all
 domestic common stocks.

 Sector: All stocks are
 classified into a cate-
 gory or sector such as
 utilities, consumer
 services, basic materi-
 als, capital equipment,
 consumer cyclicals,
 energy, consumer non-
 cyclicals, healthcare,
 technology, transporta-
 tion, finance and cash.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

 Value and Growth Compa-
 nies: All stocks are
 generally divided into
 the categories of
 "growth" or "value,"
 although there are
 times when a "growth
 fund" and a "value
 fund" may own the same
 stock. Value stocks are
 companies which appear
 to the manager to be
 undervalued by the mar-
 ket as measured by cer-
 tain financial formu-
 las. Growth stocks are
 companies whose earn-
 ings growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

styles. For example, in some markets a fund holding exclusively equity or fixed income securities may outperform this fund.

While the fund manager chooses stocks with a focus on attempting to minimize risk and chooses bonds of investment grade quality, there is no guarantee that prices won't move lower.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less regulation of foreign secu-rities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national curren-cies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact Euro-pean capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they are also considered speculative, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Invest-ment grade ratings do not guarantee that bonds will not lose value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
92

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The chart shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of both the S&P 500 Index and a customized weighted index comprised of the returns of the S&P 500 Index (65%) and the Lehman Aggregate Index (35%), recognized unmanaged indices of stock and bond market performance, respectively. As with all such investments, past performance is not an indication of future results.

The performance for the period before Institutional Shares were launched in May 1992 is based upon performance for Investor A Shares of the fund, which were first issued in May 1990.


                                  [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q4 '98: 13.31%

Worst Quarter
Q4 '00: -4.83%

The bars for 1991 and            91     22.45%
1992 are based upon              92     11.82%
performance for                  93     11.83%
Investor A Shares                94     -3.15%
of the Fund.                     95     27.72%
                                 96     15.50%
                                 97     23.82%
                                 98     21.98%
                                 99     11.02%
                                 00     -6.11%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                        Since      Inception
                   1 Year      3 Years     5 Years    Inception       Date
Balanced           -6.11%       8.34%      12.70%      13.16%       05/14/90
65% S&P 500/
35% Leh. Ag.       -1.85%      10.19%      14.17%           %         N/A*

 * For comparative purposes, the values of the indexes on 04/30/90 are used as the beginning values on 05/14/90.
** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                           .55%
Other expenses                          .30%
Total annual fund operating expenses    .85%
Fee waivers and expense reimbursements   --
Net expenses*                           .85%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .86% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 106 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $87    $271    $471    $1,049

Fund Management

The portfolio manager for the equity portion of the fund is R. Andrew Damm, who has served as Managing Director with BlackRock Advisors, Inc. (BlackRock) since 1997 and also senior investment manager with BlackRock since 1995. Mr. Damm was a Portfolio Manager for PNC Bank from 1988 to 1995. He has been co-manager of the fund since 1996.

The co-managers for the fixed-income portion of the fund are Robert S. Kapito, who is Vice Chairman of BlackRock Financial Management, Inc. (BFM) since 1988 and who has served as co-manager of the fund since 1995, and Keith T. Ander-son, who has been a Managing Director at BFM since 1988. He has served as co-manager of the fund since 1995.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 fees paid by the fund
 for other expenses such
 as administration,
 transfer agency, custo-
 dy, professional fees
 and registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                            Balanced Portfolio



                                  Year      Year      Year     Year     Year
                                 Ended     Ended     Ended     Ended    Ended
                                9/30/00   9/30/99   9/30/98   9/30/97  9/30/96
Net asset value at beginning
 of period                      $  19.75  $  18.35  $  18.22  $ 15.10  $ 13.73
                                --------  --------  --------  -------  -------
Income from investment
 operations
 Net investment income              0.48      0.49      0.38     0.52     0.46
 Net realized gain on
  investments
  (both realized and
  unrealized)                       1.10      2.18      1.43     3.62     1.49
                                --------  --------  --------  -------  -------
  Total from investment
   operations                       1.58      2.67      1.81     4.14     1.95
                                --------  --------  --------  -------  -------
Less distributions
 Distributions from net
  investment income                (0.47)    (0.48)    (0.43)   (0.50)   (0.45)
 Distributions from net
  realized capital gains           (0.70)    (0.79)    (1.25)   (0.52)   (0.13)
                                --------  --------  --------  -------  -------
  Total distributions              (1.17)    (1.27)    (1.68)   (1.02)   (0.58)
                                --------  --------  --------  -------  -------
Net asset value at end of
 period                         $  20.16  $  19.75  $  18.35  $ 18.22  $ 15.10
                                ========  ========  ========  =======  =======
Total return                        8.05%    14.81%    10.82%   28.43%   14.43%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                $385,793  $414,057  $374,899  $31,674  $37,567
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                       0.85%     0.86%     0.90%    0.84%    0.79%
 After advisory/administration
  fee waivers (excluding
  interest expense)                 0.85%     0.86%     0.90%    0.84%    0.79%
 Before
  advisory/administration fee
  waivers                           0.85%     0.86%     0.90%    0.89%    0.90%
 Ratios of net investment
  income to average
  net assets
 After advisory/administration
  fee waivers                       2.30%     2.44%     2.48%    2.98%    3.16%
 Before
  advisory/administration fee
  waivers                           2.30%     2.44%     2.48%    2.92%    3.06%
Portfolio turnover rate              176%      122%      134%     173%     275%

                            ---------------------------------------------------

             BlackRock
[GRAPHIC]    Micro-Cap Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in micro-capital-ization companies (market capitalization between $25 million to $500 million) with earnings visibility and earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but can also invest in pre-ferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager is seeking micro-capitalization stocks which he believes have favorable and above-average earnings growth prospects. The manager screens for "growth" stocks from the universe of companies with market capitalization between $25 million and $500 million. Generally, only companies in the top 40% of the micro-cap sector with earnings growth visibility of 20% or higher will be considered appropriate investments. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pend-ing investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to
buy or sell a security at a spe     -

 IMPORTANT DEFINITIONS


 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security ana-
 lysts attempt to iden-
 tify companies with
 earnings growth poten-
 tial because a pattern
 of earnings growth gen-
 erally causes share
 prices to increase.

 Earnings Visibility:
 Earnings visibility
 means positive earnings
 in the foreseeable
 future (generally
 defined as 2-3 years).
 Earnings growth poten-
 tial means the rate of
 earnings growth of
 which a company is
 capable. Earnings
 growth visibility of
 20% or more means earn-
 ings are forecasted to
 grow at a rate of 20%
 or higher in the fore-
 seeable future.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value,"although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idend yields and sell
 at relatively high
 prices in relation to
 their earnings and book
 value. Value stocks are
 companies that appear
 to the manager to be
 undervalued by the mar-
 ket as measured by cer-
 tain financial formu-
 las.

cific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending invest-ment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns inter-est on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

The Micro-Cap Equity Portfolio was closed to new investors as of 4 p.m., Decem-ber 23, 1999. Shareholders as of 4 p.m., December 23, 1999 may make additional investments. The fund may re-open to new investors in the future.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

There are certain risks with investing in micro-cap securities. Micro-cap com-panies will normally have more limited product lines, markets and financial resources and will be more dependent on a more limited management group than companies with larger capitalizations. In addition, it is more difficult to get information on micro-cap companies, which tend to be less well known, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of micro-cap companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies. There have been instances of fraud in the micro-cap mar-ket. The fund may suffer losses due to fraudulent activity in the market in which it invests.

An important consideration: In certain investment cycles and over certain hold-ing periods, an equity fund that invests in

 IMPORTANT DEFINITIONS


 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 micro-cap, referring to
 the type of securities
 the manager will choose
 for this fund.

 Micro-Cap Companies:
 This asset class con-
 tains the smallest cap-
 italized companies. The
 fund defines a "micro-
 cap" company as one
 with total capitaliza-
 tion of $25 million to
 $500 million.

micro-cap stocks may perform above or below the market. The fund should be considered an aggressive allocation within an overall investment strategy; it is not intended to be used as a complete investment program.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to pro-duce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to have above average earn-ings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
98

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Wilshire Microcap Index, a recognized unmanaged index of stock market perfor-mance. As with all such investments, past performance is not an indication of future results.


                                  [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
Best Quarter
Q4 '99: 69.41%

Worst Quarter
Q4 '00: -23.25%

                                 99     221.54%
                                 00      -7.75%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                         Since     Inception
                             1 Year    Inception      Date
Micro-Cap                    -7.75%      65.85%     05/01/98
Wilshire Quantum Micro Cap   -7.98%       2.32%       N/A


* The chart and the table both assume reinvestment of dividends and distribu-tions.

One factor impacting the fund's total return to date was its investments in IPOs and companies that had recently gone public. There is no assurance that the fund's investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            1.10%
Other expenses                            .31%
Total annual fund operating expenses     1.41%
Fee waivers and expense reimbursements*    --
Net expenses*                            1.41%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.48% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 106 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $144   $446    $771    $1,691

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advi-sors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: William Wykle, Managing Director of BlackRock since 1995, Thomas Callan, Managing Director of BlackRock since 1996, and Michael Carey, a Vice President since 2000 and an equity analyst at BlackRock since 1996. Prior to joining BlackRock, William Wykle served as an investment manager for PNC Bank from 1986 to 1995, Thomas Callan served as an equity analyst for PNC Bank from 1993 to 1996, and Michael Carey was a fixed income analyst for PNC Bank from 1993 to 1996. William Wykle and Thomas Callan have been portfolio co-man-agers since inception, and Michael Carey since October 1999.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 fees paid by the fund
 for other expenses such
 as administration,
 transfer agency, custo-
 dy, professional fees
 and registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                                     Micro-Cap Equity
                                                     Portfolio



                                                                     For the
                                                                     Period
                                                  Year     Year     5/1/98/1/
                                                 Ended     Ended     through
                                                9/30/00   9/30/99    9/30/98
Net asset value at beginning of period          $  24.73  $  9.38    $10.00
                                                --------  -------    ------
Income from investment operations
 Net investment income (loss)                       0.03    (0.06)    (0.01)
 Net gain (loss) on investments (both realized
  and unrealized)                                  23.95    15.41     (0.61)
                                                --------  -------    ------
  Total from investment operations                 23.98    15.35     (0.62)
                                                --------  -------    ------
Less distributions
 Distributions from net realized capital gains     (3.30)     - -       - -
                                                --------  -------    ------
  Total distributions                              (3.30)     - -       - -
                                                --------  -------    ------
Net asset value at end of period                $  45.41  $ 24.73    $ 9.38
                                                ========  =======    ======
Total return                                      103.63%  163.37%    (6.10)%
Ratios/Supplemental data
 Net assets at end of period (in thousands)     $106,727  $28,106    $1,302
 Ratios of expenses to average net assets
 After advisory/administration fee waivers          1.44%    1.43%     1.40%/2/
 Before advisory/administration fee waivers         1.44%    1.65%     2.73%/2/
 Ratios of net investment income to average net
  assets
 After advisory/administration fee waivers          0.09%   (0.72)%   (0.33)%/2/
 Before advisory/administration fee waivers         0.09%   (0.94)%   (1.66)%/2/
Portfolio turnover rate                              445%     346%      119%

                                                     --------------------------

/1/Commencement of operations of share class.
/2/Annualized.

             About Your Investment
[GRAPHIC]

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


Buying Shares

Institutional Shares are offered to:

 .Institutional investors
 .Trust departments of PNC Bank and its affiliates on behalf of clients for whom the bank:
  .acts in a fiduciary capacity (excluding participant-directed employee ben-
   efit plans)
  .otherwise has investment discretion or
  .acts as custodian for at least $2 million in assets
 .Individuals with a minimum investment of $2 million

Purchase orders may be placed through PFPC, the Company's transfer agent by telephoning (800) 441-7450.

-------------------------------------------------------------------------------


What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.

The funds' investments are valued based on market value, or where market quo-tations are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amortized cost method.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Foreign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

-------------------------------------------------------------------------------

Paying for Shares

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first busi-ness day following PFPC's receipt of the order. Payment may also, at the dis-cretion of the Company, be made in the form of securities that are permissible investments for the respective fund.

-------------------------------------------------------------------------------

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Institutional Shares is:

 .$5,000 for institutions
 .$500,000 for registered investment advisers
 .$2 million for individuals

There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The Company may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

-------------------------------------------------------------------------------

Master-Feeder Structure

The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, invests all of its assets in the Index Master Portfolio. The Index Equity Portfolio may with-draw its investment in the Index Master Portfolio at any time on 30 days notice to the Index Master Portfolio if the Board of Trustees of the Company determines that it is in the best interest of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action to take. It might, for exam-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ple, invest all the assets of the Index Equity Portfolio in another mutual fund having the same investment objective as the Index Equity Portfolio or hire an investment adviser to manage the Index Equity Portfolio's assets.

--------------------------------------------------------------------------------


Selling Shares

Shareholders may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions com-municated by telephone are genuine. The fund and its service providers will not be liable for any loss; liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custo-dian is closed is normally wired in Federal funds on the next business day fol-lowing redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.

If a shareholder acquiring Institutional Shares on or after May 1, 1998 no longer meets the eligibility standards for purchasing Institutional Shares (other than due to changes in market value), then the shareholder's Institu-tional Shares will be converted to shares of another class of the same fund having the same total

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


net asset value as the shares converted. If, at the time of conversion, an institution offering Service Shares of the fund is acting on the shareholder's behalf, then the shareholder's Institutional Shares will be converted to Serv-ice Shares. If not, then the shareholder's Institutional Shares will be con-verted to Investor A Shares. Service Shares are currently authorized to bear additional service and processing fees at the total annual rate of .30% of average daily net assets, while Investor A Shares are currently authorized to bear additional service, processing and distribution fees at the total annual rate of .50% of average daily net assets.

________________________________________________________________________________

The Company's Rights

The Company may:

 .Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940,

 .Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "Selling Shares" above

 .Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

 .Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.

________________________________________________________________________________

Accounts with Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


Market Timing

The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trad-ing is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to exe-cute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemp-tion fees.

_______________________________________________________________________________

 Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $203.8 billion of assets under man-agement as of December 31, 2000. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock, located at 345 Park Avenue, New York, New York 10154, acts as sub-adviser to the Balanced Portfolio. BlackRock International, Ltd. (BIL), an affiliate of BlackRock located at 7 Castle Street, Edinburgh, Scotland EH2 3AH, acts as co-adviser and sub-adviser to the Company. The only fund not managed by BlackRock or BIL is the Index Equity Portfolio, which invests all of its assets in the Index Master Portfolio. The Index Master Portfolio is advised by Dimensional Fund Advisors Inc. (DFA), located at 1299 Ocean Avenue, 11th Floor, Santa Monica,
CA 90401. DFA was organized in May 1981 and provides investment management services to institutional investors. As of November 30, 2000, DFA had over $32 billion in assets under management.

For their investment advisory and sub-advisory services, BlackRock, BFM, BIL and DFA, as applicable, are entitled to fees com

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

puted daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2000, the aggregate advisory fees paid by the funds to BlackRock or BIL, as applicable as a percentage of average daily net assets were:

  Large Cap Value Equity          0.52%
  Large Cap Growth Equity         0.53%
  Mid-Cap Value Equity            0.80%
  Mid-Cap Growth Equity           0.80%
  Small Cap Value Equity          0.55%
  Small Cap Growth Equity         0.51%
  Global Science & Technology     0.05%
  European Equity                   --
  Asia Pacific Equity               --
  International Equity            0.73%
  International Emerging Markets  1.25%
  International Small Cap Equity  0.90%
  Select Equity                   0.53%
  Balanced                        0.55%
  Micro-Cap Equity                1.10%

For the fiscal year ended November 30, 2000, the Index Master Portfolio paid DFA an aggregate advisory fee of .025% of average daily net assets.

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee for the Large Cap Value Equity, Large Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity and Balanced Portfolios (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          .550%
  $1 billion-$2 billion     .500%
  $2 billion-$3 billion     .475%
  more than $3 billion      .450%

Total Annual Advisory Fee for the Mid-Cap Value Equity, Mid-Cap Growth Equity and Global Communications Portfolios (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          .800%
  $1 billion-$2 billion     .700%
  $2 billion-$3 billion     .675%
  more than $3 billion      .625%


 IMPORTANT DEFINITIONS

 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Advisers for Black-
 Rock Funds are Black-
 Rock Advisors, Inc. and
 BlackRock International
 Ltd.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for the
 International Equity,
 International Emerging
 Markets and Interna-
 tional Small Cap Equity
 Portfolios is BlackRock
 International, Ltd. The
 sub-adviser for the
 Balanced Portfolio is
 BlackRock Financial
 Management, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Annual Advisory Fee for the International Equity Portfolio (Before
Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          .750%
  $1 billion-$2 billion     .700%
  $2 billion-$3 billion     .675%
  more than $3 billion      .650%

Total Annual Advisory Fee for the International Emerging Markets Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          1.250%
  $1 billion-$2 billion     1.200%
  $2 billion-$3 billion     1.155%
  more than $3 billion      1.100%

Annual Advisory Fee for the Global Science & Technology, European Equity and Asia Pacific Equity Portfolios (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion           .90%
  $1 billion-$2 billion      .85%
  $2 billion-$3 billion      .80%
  more than $3 billion       .75%

Total Annual Advisory Fee for the International Small Cap Equity Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          1.00%
  $1 billion-$2 billion     .950%
  $2 billion-$3 billion     .900%
  more than $3 billion      .850%

Total Annual Advisory Fee for the Micro-Cap Equity Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          1.10%
  $1 billion-$2 billion     1.05%
  $2 billion-$3 billion     1.025%
  more than $3 billion      1.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Index Master Portfolio pays DFA a maximum annual advisory fee of .025% of its average daily net assets.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock, BFM and BIL have agreed to cap each fund's net expenses at the levels shown in that fund's expense table.

To achieve this cap, BlackRock, BFM or BIL, as applicable and the Company have entered into expense limitation agreements. The agreements set a limit on cer-tain of the operating expenses of each fund through February 1, 2002 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Large Cap Value Equity           .630%
  Large Cap Growth Equity          .650%
  Mid-Cap Value Equity             .995%
  Mid-Cap Growth Equity            .995%
  Small Cap Value Equity           .705%
  Small Cap Growth Equity          .690%
  Global Science & Technology     1.025%
  Global Communications            .925%
  European Equity                 1.275%
  Asia Pacific Equity             1.275%
  International Equity             .900%
  International Emerging Markets  1.565%
  International Small Cap Equity  1.155%
  Select Equity                    .645%
  Index Equity                     .150%
  Balanced                         .690%
  Micro-Cap Equity                1.305%

If within two years following a waiver or reimbursement the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock, BFM or BIL, as applicable, are less than the expense limit for that fund, the fund is required to repay BlackRock, BFM or BIL, as applicable, up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock, BFM or BIL, as appli-cable, continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock, BFM or BIL, as applicable, at the previous quarterly meeting of the Board.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are paid within 10 days after the end of each quarter. The Company's Board of Trustees may change the timing of dividend payments.

Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to share-holders at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

The Index Equity Portfolio seeks its investment objective by investing all of its assets in the Index Master Portfolio (which is taxable as a partnership for federal income tax purposes). The Index Equity Portfolio is allocated its distributive share of the income, gains (including capital gains), losses, deductions and credits of the Index Master Portfolio. The Index Equity Portfo-lio's distributive share of such items, plus gain, if any, on the redemption of shares of the Index Master Portfolio, less the Index Equity Portfolio's expenses incurred in operations, will constitute the Index Equity Portfolio's net income from which dividends are distributed as described above.

_______________________________________________________________________________


Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gain, regardless of how long a shareholder has owned shares. All other distributions will be taxed to shareholders as ordi-nary income.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.
If more than half of the total asset value of a fund is invested in foreign stock or securities, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes in computing his taxable income.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Distributions paid by a fund with respect to certain qualifying dividends received by the Fund from domestic corporations may be eligible for the corpo-rate dividends received deduction.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

--------------------------------------------------------------------------------

Important Notice Regarding Delivery of Shareholder Documents

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

--------------------------------------------------------------------------------

Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's elec-tronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:

1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.

2) Log on to www.investordelivery.com.

3) Enter your assigned enrollment number plus the four-digit personal identifi-cation number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the informa-tion that applies to each enrollment number. If you have any questions, please contact your financial adviser.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shareholders Who Hold Accounts Directly With the Fund:

1) Log on to http://funds.blackrock.com.

2) Click on Electronic Delivery icon on either side of your screen.

3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For more information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Reports
These reports contain additional information about each of the fund's investments. The annual report describes the funds' performance, lists portfolio holdings and discusses recent market conditions, economic trends and fund investment that significantly affected each of the fund's performance strategies during the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information dated January 28, 2001 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling (800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 5:30 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7450

Purchases and Redemptions
Call your registered representative or (800) 441-7450.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries.
Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC Inc., P.O. Box 8950, Wilmington, DE 19899-8950
Street Address: BlackRock Funds, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

[LOGO OF BLACKROCK FUNDS] (SM)

Equity Portfolios
===========================
S E R V I C E   S H A R E S

BlackRock Funds (SM) is a mutual fund family with 42 investment portfolios, 17 of which are described in this prospectus.







P R O S P E C T U S

January 28, 2001

[LOGO OF BLACKROCK FUNDS] (SM)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC-  |   May lose value
INSURED    |   No bank guarantee

Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find the information you need

How to find the information you need........................................   1
THE BLACKROCK EQUITY FUNDS
Large Cap Value.............................................................   2
Large Cap Growth............................................................   7
Mid-Cap Value...............................................................  12
Mid-Cap Growth..............................................................  17
Small Cap Value.............................................................  23
Small Cap Growth............................................................  28
Global Science & Technology.................................................  34
Global Communications.......................................................  41
European Equity.............................................................  48
Asia Pacific Equity.........................................................  55
International Equity........................................................  62
International Emerging Markets..............................................  69
International Small Cap.....................................................  75
Select Equity...............................................................  82
Index Equity................................................................  87
Balanced....................................................................  92
Micro-Cap...................................................................  99

About Your Investment

How to Buy/Sell Shares...................................................... 105
Dividends/Distributions/Taxes............................................... 115

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



This is the BlackRock Equity Portfolios Prospectus. It has been written to pro-vide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on 17 of the BlackRock Equity funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

             BlackRock
[GRAPHIC]    Large Cap Value Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 large cap value, refer-
 ring to the type of
 securities the manager
 will choose for this
 fund.

 Large Capitalization
 Companies: The fund
 defines these companies
 as these with capital-
 ization of over $10
 billion. Capitalization
 refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share. Larger com-
 panies may be more
 likely to have the
 staying power to get
 them through all eco-
 nomic cycles; however,
 their size may also
 make them less flexible
 and innovative than
 smaller companies.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. large capi-talization value stocks, typically in companies with a market capitalization in excess of $10 billion. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking large capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capital-ization above $1 billion, emphasizing those companies with market capitaliza-tion over $10 billion. The manager uses fundamental analysis to examine each company before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, fundamental conditions change such that the risk of continuing to hold the stock is unacceptable when compared to return potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a specific date. The primary purpose of using deriva-tives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.


Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap growth stocks may outperform this fund.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 1000 Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.



As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------

                                    [GRAPH]

Best Quarter                1993                17.89%
Q4 '98: 16.00%              1994                 0.85%
                            1995                34.50%
Worst Quarter               1996                23.77%
Q3 '98: -14.21%             1997                28.31%
                            1998                10.23%
                            1999                 3.39%
                            2000                 9.57%

The bar for 1993 is based upon performance for Institutional Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                            Since    Inception
                             1 Year   3 Years   5 Years   Inception     Date
Large Cap Value               9.57%    7.68%    14.68%     14.77%     04/20/92
Russell 1000 Value            7.02%    9.93%    16.92%     16.76%        N/A

** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
4

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .52%
Other expenses                            .56%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .26%
Total annual fund operating expenses     1.08%
Fee waivers and expense  reimbursements    --
Net expenses*                            1.08%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.09% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $110   $343    $595    $1,317

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advi-sors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: Christopher R. Kaufman, leader of the BlackRock large cap value team and Managing Director at BlackRock since July 2000; Gemma Ivol, Vice Pres-ident and investment manager at BlackRock since 1995; Wade Wescott, Vice Presi-dent and investment manager at BlackRock since March 2000; and John M. Cham-bers, Vice President and investment manager at BlackRock since August 2000. Prior to joining BlackRock, Mr. Kaufman was a Senior Vice President and Portfo-lio Manager at Retirement System Investors Inc. ("RSI"), since 1995 and Direc-tor of Research at RSI since 1997, and Ms. Ivol served as an equity analyst with Provident Capital Management from 1988 to 1995. Prior to joining Black-Rock, Mr. Wescott served as an equity analyst at American Re from 1997 to 2000 and as an equity analyst at Reams Asset Management from 1989 to 1997. Mr. Cham-bers formerly was an equity analyst covering technology stocks for the large cap growth and value products at RSI, prior to which he served as an equity analyst in the private client area at Schroder & Co. from 1996 to 2000. Mr. Kaufman and Mr. Chambers have been portfolio co-managers since September 2000, and Mrs. Ivol and Mr. Wescott since June 2000.


Expenses and Fees

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                      Large Cap Value Equity Portfolio



                                   Year      Year      Year       Year      Year
                                  Ended     Ended     Ended      Ended     Ended
                                 9/30/00   9/30/99   9/30/98    9/30/97   9/30/96
Net asset value at beginning
 of period                       $  15.75  $  14.69  $  17.52   $  15.35  $  13.92
                                 --------  --------  --------   --------  --------
Income from investment
 operations
 Net investment income               0.11      0.16      0.21       0.24      0.32
 Net gain (loss) on investments
  (both realized and unrealized)     0.79      2.02     (0.61)      4.70      2.40
                                 --------  --------  --------   --------  --------
  Total from investment
   operations                        0.90      2.18     (0.40)      4.94      2.72
                                 --------  --------  --------   --------  --------
Less distributions
 Distributions from net
  investment income                 (0.11)    (0.17)    (0.18)     (0.25)    (0.32)
 Distributions from net
  realized capital gains            (1.41)    (0.95)    (2.25)     (2.52)    (0.97)
                                 --------  --------  --------   --------  --------
  Total distributions               (1.52)    (1.12)    (2.43)     (2.77)    (1.29)
                                 --------  --------  --------   --------  --------
Net asset value at end of
 period                          $  15.13  $  15.75  $  14.69   $  17.52  $  15.35
                                 ========  ========  ========   ========  ========
Total return                         5.91%    15.03%    (2.50)%    37.22%    20.68%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                 $337,993  $374,907  $387,323   $595,189  $457,283
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                        1.08%     1.08%     1.13%      1.09%     1.05%
 Before
  advisory/administration fee
  waivers                            1.08%     1.08%     1.14%      1.16%     1.14%
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                        0.82%     1.07%     1.14%      1.62%     2.13%
 Before
  advisory/administration fee
  waivers                            0.82%     1.07%     1.13%      1.55%     2.04%
Portfolio turnover rate               121%       42%       33%        37%       60%

                                      -----------------------------------------
6

             BlackRock
[GRAPHIC]    Large Cap Growth Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in U.S. large capi-talization growth companies (market capitalization in excess of $10 billion) which he believes have above-average earnings growth potential. The fund nor-mally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The manager initially screens for "growth" stocks from the universe of compa-nies with market capitalization above $1 billion, emphasizing those companies with market capitalization over $10 billion. The manager uses fundamental anal-ysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, or if the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the

 IMPORTANT DEFINITIONS

 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security ana-
 lysts attempt to iden-
 tify companies with
 earnings growth poten-
 tial because a pattern
 of earnings growth gen-
 erally causes share
 prices to increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company such (as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idends and sell at rel-
 atively high prices.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 large cap growth,
 referring to the type
 of securities the man-
 ager will choose for
 this fund.

 Large Capitalization
 Companies: The fund
 defines these companies
 as those with capital-
 ization over $10 bil-
 lion. Capitalization
 refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share. Larger com-
 panies may be more
 likely to have the
 staying power to get
 them through all eco-
 nomic cycles; however
 their size may also
 make them less flexible
 and innovative than
 smaller companies.

fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for specula-tion to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap value stocks may outperform this fund.

While the fund manager chooses stocks he believes have above-average earnings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities market. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turn-over may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 1000 Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in November 1989. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institu-tional Shares.



                                    [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

Best Quarter             1991                26.01%
Q4 '99: 27.18%           1992                -1.00%
                         1993                13.65%
Worst Quarter            1994               -10.33%
Q4 '00: -22.78%          1995                34.12%
                         1996                20.03%
                         1997                28.08%
                         1998                40.90%
                         1999                36.09%
                         2000               -25.60%
The bars for 1991-1993 are based upon performance for Institutional Shares of the fund.



As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                        1        3        5       10    Inception
                       Year    Years    Years    Years     Date
Large Cap Growth     -25.60%   12.57%   17.01%   14.10%  11/01/89
Russell 1000 Growth  -22.42%   12.74%   18.15%   15.82%  11/01/89
* The chart and the table both assume reinvestment of dividends and distribu-tions.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .53%
Other expenses                           .57%
  Service fees                           .15%
  Processing fees                        .15%
  Other                                  .27%
Total annual fund operating expenses    1.10%
Fee waivers and expense reimbursements    --
Net expenses*                           1.10%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.12% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 111 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
Service Shares   $112   $350    $606    $1,340

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advi-sors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: R. Andrew Damm, Managing Director at BlackRock since 1997, Matthew Considine, Vice President and investment manager at BlackRock since 1988 and Steven P. Ralston, Vice President and investment manager with Black-Rock since 1998. Mr. Damm has served as senior investment manager with Black-Rock since 1995 and was a portfolio manager for PNC Bank from 1988 to 1995. Mr. Considine served as a portfolio manager and equity analyst at Phoenix Duff & Phelps from 1995 to 1998. Prior to joining BlackRock in 1998, Mr. Ralston was an equity analyst with General Accident, and previously Director of Research at First National Bank of Maryland. Mr. Damm has participated in the management of the portfolio since 1996 and was designated as manager in Sep-tember 1997. Mr. Considine has been portfolio co-manager since June 2000 and Mr. Ralston since January 2001.
10

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                Large Cap Growth Equity Portfolio


                             Year       Year       Year       Year      Year
                            Ended      Ended      Ended      Ended     Ended
                           9/30/00    9/30/99    9/30/98    9/30/97   9/30/96
Net asset value at
 beginning of period       $  22.47   $  18.11   $  18.93   $  14.95  $  13.02
                           --------   --------   --------   --------  --------
Income from investment
 operations
 Net investment income
  (loss)                      (0.13)     (0.07)     (0.03)      0.04      0.05
 Net gain on investments
  (both realized and
  unrealized)                  4.80       6.06       1.85       4.72      2.28
                           --------   --------   --------   --------  --------
  Total from investment
   operations                  4.67       5.99       1.82       4.76      2.33
                           --------   --------   --------   --------  --------
Less distributions
 Distributions from net
  investment income             - -        - -        - -      (0.04)    (0.02)
 Distributions from net
  realized capital gains      (3.62)     (1.63)     (2.64)     (0.74)    (0.38)
                           --------   --------   --------   --------  --------
  Total distributions         (3.62)     (1.63)     (2.64)     (0.78)    (0.40)
                           --------   --------   --------   --------  --------
Net asset value at end of
 period                    $  23.52   $  22.47   $  18.11   $  18.93  $  14.95
                           ========   ========   ========   ========  ========
Total return                  22.50%     35.10%     11.33%     33.38%    18.34%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $288,904   $248,901   $187,738   $262,409  $191,023
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  1.10%      1.11%      1.16%      1.10%     1.05%
 Before
  advisory/administration
  fee waivers                  1.10%      1.11%      1.16%      1.17%     1.17%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                 (0.54)%    (0.31)%    (0.13)%     0.24%     0.31%
 Before
  advisory/administration
  fee waivers                 (0.54)%    (0.31)%    (0.13)%     0.17%     0.20%
Portfolio turnover rate         121%        60%        54 %       81%       58%

                                -----------------------------------------------

             BlackRock
[GRAPHIC]    Mid-Cap Value Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed-income or debt
 securities because they
 represent indebtedness
 to the bondholder, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 mid-cap value, refer-
 ring to the type of
 securities the managers
 will choose for this
 fund.

 Mid-Capitalization Com-
 panies: The fund
 defines these companies
 as those with market
 capitalizations equal
 to those within the
 universe of the Russell
 MidCap Value Index
 stocks. Capitalization
 refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. mid-capi-talization value companies, defined as those companies with market capitaliza-tions equal to those within the universe of the Russell MidCap Value Index stocks. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking mid-capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capital-ization above $2 billion, emphasizing those companies with market capitaliza-tion between $2 billion and $15 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap growth stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and gen-eral market liquidity than others.

Securities loans involve the risk of delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Mid Cap Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.




As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------

                                    [GRAPH]

Best Quarter         1997                28.19%
Q4 '98: 13.55%       1998                -1.81%
                     1999                 0.88%
Worst Quarter        2000                13.66%
Q3 '98: -17.38%


As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                    Since    Inception
                              1 Year    3 Years   Inception     Date
Mid Cap Value                 13.66%     4.03%      9.57%     12/27/96
Russell Mid Cap Value         19.19%     7.76%     13.63%        N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .80%
Other expenses                            .62%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .32%
Total annual fund operating expenses     1.42%
Fee waivers and expense reimbursements*   - -
Net expenses*                            1.42%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.47% of average daily net assets until Feb-ruary 1, 2002. The fund may have to repay some of these waivers and reim-bursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $145   $449    $776    $1,702

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advi-sors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: Christian K. Stadlinger, Managing Director at BFM since 1996, Jarl Ginsberg, Vice President and investment analyst at BlackRock since 1998, and Cynthia Axelrod, Vice President and investment manager at BlackRock since March 2000. Prior to joining BlackRock, Mr. Stadlinger served as a Portfolio Manager and Research Analyst with Morgan Stanley Asset Management from 1989 to 1996, Mr. Ginsberg served as a research analyst at Kennedy Capital Management from 1994 to 1998, and Ms. Axelrod served as a Principal and Director at 1838 Investment Advisors from 1995 to 2000, where she co-managed their small cap value fund. Mr. Stadlinger has been a portfolio co-manager since inception and Mr. Ginsberg and Ms. Axelrod since June 2000.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                        Mid-Cap Value Equity Portfolio


                                                                   For the
                                                                   Period
                                      Year     Year     Year     12/27/96/1/
                                      Ended    Ended    Ended      through
                                     9/30/00  9/30/99  9/30/98     9/30/97
Net asset value at beginning of
 period                              $ 11.34  $ 10.62  $ 12.79     $ 10.00
                                     -------  -------  -------     -------
Income from investment operations
 Net investment income                  0.06     0.07     0.08        0.07
 Net gain (loss) on investments
  (both realized and unrealized)        1.54     0.73    (1.82)       2.80
                                     -------  -------  -------     -------
  Total from investment operations      1.60     0.80    (1.74)       2.87
                                     -------  -------  -------     -------
Less distributions
 Distributions from net investment
  income                               (0.03)   (0.08)   (0.07)      (0.08)
 Distributions from net realized
  capital gains                        (0.25)     - -    (0.36)        - -
                                     -------  -------  -------     -------
  Total distributions                  (0.28)   (0.08)   (0.43)      (0.08)
                                     -------  -------  -------     -------
Net asset value at end of period     $ 12.66  $ 11.34  $ 10.62     $ 12.79
                                     =======  =======  =======     =======
Total return                           14.45%    7.29%  (13.94)%     28.81%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                         $18,373  $40,852  $28,879     $22,757
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                               1.42%    1.42%    1.44%       1.44%/2/
 Before advisory/administration fee
  waivers                               1.42%    1.42%    1.50%       1.48%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                               0.34%    0.58%    0.60%       0.98%/2/
 Before advisory/administration fee
  waivers                               0.34%    0.58%    0.54%       0.94%/2/
Portfolio turnover rate                  205%      88%      71%         36%

                                        ---------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.

             BlackRock
[GRAPHIC]    Mid-Cap Growth Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in U.S. mid-capi-talization growth companies (market capitalization between $2 billion and $15 billion) which he believes have above-average earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The manager initially screens for "growth" stocks from the universe of compa-nies with market capitalization above $2 billion, emphasizing those companies with market capitalization between $2 billion and $15 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific

 IMPORTANT DEFINITIONS

 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security ana-
 lysts attempt to iden-
 tify companies with
 earnings growth poten-
 tial because a pattern
 of earnings growth gen-
 erally causes share
 prices to increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholder, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idends and sell at rel-
 atively high
 prices.Value stocks are
 companies that appear
 to the manager to be
 undervalued by the mar-
 ket as measured by cer-
 tain financial
 formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 mid-cap growth, refer-
 ring to the type of
 securities the managers
 will choose for this
 fund.

 Mid-Capitalization Com-
 panies: The fund
 defines these companies
 as those with capital-
 ization of from $2 bil-
 lion to $15 billion,
 which applies to about
 25% of the public U.S.
 equity market. Capital-
 ization refers to the
 market value of the
 company and is calcu-
 lated by multiplying
 the number of shares
 outstanding by the cur-
 rent price per share.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending invest-ment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
Expenses
and Fees

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap value stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized compa-nies.

IPOs and companies that have recently gone public have the potential to pro-duce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to have above-average earn-ings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's
use of derivatives is that the fluctua     -
18
tions in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obli-gation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Mid Cap Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.



As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

                                    [GRAPH]

Best Quarter          1997                14.35%
Q4 '99: 61.38%        1998                21.97%
                      1999               120.42%
Worst Quarter         2000               -11.38%
Q4 '00: -
25.18%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------
                                                     Since      Inception
                            1 Year      3 Years    Inception       Date
Mid Cap Growth             -11.38%       33.56%      28.49%      12/27/96
Russell Mid Cap Growth     -11.75%       16.32%      17.82%         N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .80%
Other expenses                            .60%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .30%
Total annual fund operating expenses     1.40%
Fee waivers and expense reimbursements*    --
Net expenses*                            1.40%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.47% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $143   $443    $766    $1,680

Fund Management

The fund is managed by a team of investment professionals at BlackRock (Black-
Rock), including the following individuals who have day-to-day responsibility:
William Wykle, Managing Director of BlackRock since 1995, Thomas Callan, Manag-ing Director of BlackRock since 1996, and Amy Hogan, Managing Director of BlackRock since August 1999. Prior to joining BlackRock, William Wykle served as an investment manager for PNC Bank from 1986 to 1995, Thomas Callan served as an equity analyst for PNC Bank from 1993 to 1996, and Amy Hogan was a Manag-ing Director with Columbus Circle Investors for 13 years. William Wykle has been a portfolio co-manager since inception, Thomas Callan since May 1998 and Amy Hogan since October 1999.



 IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                          Mid-Cap Growth Equity Portfolio


                                                                    For the
                                                                    Period
                                     Year      Year      Year     12/27/96/1/
                                     Ended     Ended     Ended      through
                                    9/30/00   9/30/99   9/30/98     9/30/97
Net asset value at beginning of
 period                             $ 18.96   $ 11.06   $ 12.17     $ 10.00
                                    -------   -------   -------     -------
Income from investment operations
 Net investment (loss)                (0.19)    (0.13)    (0.09)      (0.03)
 Net gain (loss) on investments
  (both realized and unrealized)      14.04      8.03     (0.92)       2.20
                                    -------   -------   -------     -------
  Total from investment operations    13.85      7.90     (1.01)       2.17
                                    -------   -------   -------     -------
Less distributions
 Distributions from capital             - -       - -     (0.01)        - -
 Distributions from net realized
  capital gains                       (6.62)      - -     (0.09)        - -
                                    -------   -------   -------     -------
  Total distributions                 (6.62)      - -     (0.10)        - -
                                    -------   -------   -------     -------
Net asset value at end of period    $ 26.19    $18.96   $ 11.06     $ 12.17
                                    =======   =======   =======     =======
Total return                          91.13%    71.43%    (8.32)%     21.70%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                        $51,912   $46,639   $28,601     $22,984
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                              1.40%     1.41%     1.44%       1.44%/2/
 Before advisory/administration
  fee waivers                          1.40%     1.42%     1.50%       1.48%/2/
 Ratios of net investment income
  to average net assets
 After advisory/administration fee
  waivers                             (0.69)%   (0.78)%   (0.68)%     (0.54)%/2/
 Before advisory/administration
  fee waivers                         (0.69)%   (0.79)%   (0.74)%     (0.58)%/2/
Portfolio turnover rate                 425%      318%      204%         64%

                                          -------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.
22

             BlackRock
[GRAPHIC]    Small Cap Value Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. small capi-talization value companies, defined as those companies with market capitaliza-tions equal to those within the universe of the Russell 2000 Value Index stocks. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking small capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capital-ization under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose
 IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed-income or debt
 securities because they
 represent indebtedness
 to the bondholder, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 small cap value, refer-
 ring to the type of
 securities the managers
 will choose for this
 fund.

 Small Capitalization
 Companies: The fund
 defines these companies
 as those with market
 capitalizations equal
 to those within the
 universe of the Russell
 2000 Value Index
 stocks. Capitalization
 refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pend-ing investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loan securities. The fund earns inter-est on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap growth stocks may outperform this fund.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will nor-mally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities market. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000 Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.



As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------

                                    [GRAPH]

Best Quarter        1993                18.57%
Q2 '97: 18.44%      1994                -0.64%
                    1995                22.74%
Worst Quarter       1996                19.56%
Q3 '98: -19.56%     1997                35.21%
                    1998                -6.50%
                    1999                -5.15%
                    2000                20.00%

The bar for 1993 is based upon performance for Institutional Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                            Since    Inception
                             1 Year   3 Years   5 Years   Inception     Date
Small Cap Value              20.00%     2.10%    11.46%     13.01%     04/13/92
Russell 2000 Value           22.82%     4.24%    12.61%     14.22%       N/A*

 * For comparative purposes, the value of the index on 03/31/92 is used as the beginning value on 04/13/92.
** The chart and the table both assume reinvestment of dividends and distribu-tions.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .55%
Other expenses                           .61%
  Service fees                           .15%
  Processing fees                        .15%
  Other                                  .31%
Total annual fund operating expenses    1.16%
Fee waivers and expense reimbursements    --
Net expenses*                           1.16%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.18% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 111 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
Service Shares   $118   $368    $638    $1,409

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advi-sors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: Christian K. Stadlinger, Managing Director at BlackRock since 1996, Jarl Ginsberg, Vice President and investment analyst at BlackRock since 1998, and Cynthia Axelrod, Vice President and investment manager at BlackRock since March 2000. Prior to joining BlackRock, Mr. Stadlinger served as a Portfolio Manager and Equity Analyst with Morgan Stanley Asset Management from 1989 to 1996. Mr. Ginsberg served as a research analyst at Kennedy Capi-tal Management from 1994 to 1998, and Ms. Axelrod served as a Principal and Director at 1838 Investment Advisors from 1995 to 2000, where she co-managed their small cap value fund. Mr. Stadlinger has headed the fund's portfolio management team since 1996, and Mr. Ginsberg and Ms. Axelrod have been portfo-lio co-managers since June 2000.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                Small Cap Value Equity Portfolio



                                   Year     Year     Year       Year     Year
                                   Ended    Ended    Ended     Ended     Ended
                                  9/30/00  9/30/99  9/30/98   9/30/97   9/30/96
Net asset value at beginning of
 period                           $ 14.71  $ 14.88  $ 20.20   $  15.98  $ 15.15
                                  -------  -------  -------   --------  -------
Income from investment
 operations
 Net investment income                - -     0.07     0.09       0.13     0.06
 Net gain (loss) on investments
  (both realized and unrealized)     2.47     0.68    (3.21)      6.39     1.70
                                  -------  -------  -------   --------  -------
  Total from investment
   operations                        2.47     0.75    (3.12)      6.52     1.76
                                  -------  -------  -------   --------  -------
Less distributions
 Distributions from net
  investment income                 (0.08)   (0.10)   (0.08)     (0.13)   (0.06)
 Distributions in excess of net
  investment income                   - -    (0.15)     - -        - -      - -
 Distributions from net realized
  capital gains                       - -    (0.67)   (2.12)     (2.17)   (0.87)
                                  -------  -------  -------   --------  -------
  Total distributions               (0.08)   (0.92)   (2.20)     (2.30)   (0.93)
                                  -------  -------  -------   --------  -------
Net asset value at end of period  $ 17.10  $ 14.71  $ 14.88   $  20.20  $ 15.98
                                  =======  =======  =======   ========  =======
Total return                        16.80%    4.88%  (17.33)%    46.95%   12.30%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                      $50,980  $66,728  $77,893   $122,431  $80,981
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                        1.16%    1.16%    1.17%      1.17%    1.15%
 Before advisory/administration
  fee waivers                        1.16%    1.16%    1.18%      1.18%    1.16%
 Ratios of net investment income
  to average net assets
 After advisory/administration
  fee waivers                        0.49%    0.58%    0.44%      0.79%    0.38%
 Before advisory/administration
  fee waivers                        0.49%    0.58%    0.43%      0.78%    0.37%
Portfolio turnover rate               168%      48%      45%        66%      50%

                                -----------------------------------------------

             BlackRock
[LOGO]       Small Cap Growth Equity
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS


 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security ana-
 lysts attempt to iden-
 tify companies with
 earnings growth poten-
 tial because a pattern
 of earnings growth gen-
 erally causes share
 prices to increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed-income or debt
 securities because they
 represent indebtedness
 to the bondholder, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idends and sell at rel-
 atively high prices.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 small cap growth,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Small Capitalization
 Companies: The fund
 defines these companies
 as those with a total
 market capitalization
 of under $2 billion.
 Capitalization refers
 to the market value of
 the company and is cal-
 culated by multiplying
 the number of shares
 outstanding by the cur-
 rent price per share.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in U.S. small cap-italization growth companies (market capitalization under $2 billion) which he believes have above-average earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The manager initially screens for "growth" stocks from the universe of compa-nies with market capitalization under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock. From time to time the fund may invest in shares of compa-nies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy
28
or sell a security at a specific price on a specific date.The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions gen-erally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.


Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap value stocks may outperform this fund.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to have above-average earn-ings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Deriv-atives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contrac- tual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
30

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000 Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.




As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------

                                    [GRAPH]

Best Quarter          1994                 5.61%
Q4' 99: 49.25%        1995                46.65%
                      1996                31.40%
Worst Quarter         1997                 8.79%
Q4 '00: -20.50%       1998                 6.76%
                      1999                72.01%
                      2000               -13.43%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                            Since    Inception
                             1 Year   3 Years   5 Years   Inception     Date
Small Cap Growth             13.43%   16.71%    17.84%     19.41%     09/14/93
Russell 2000 Growth         -22.43%    3.97%     7.15%      9.33%       N/A*

** The chart and the table both assume reinvestment of dividends and distribu-tions.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .51%
Other expenses                           .57%
  Service fees                           .15%
  Processing fees                        .15%
  Other                                  .27%
Total annual fund operating expenses    1.08%
Fee waivers and expense reimbursements    --
Net expenses*                           1.08%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.15% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
Service Shares   $110   $343    $595    $1,317

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advi-sors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: William Wykle, Managing Director of BlackRock since 1995, Thomas Callan, Managing Director of BlackRock since 1996, and Amy Hogan, Man-aging Director of BlackRock since August 1999. Prior to joining BFM, William Wykle served as an investment manager for PNC Bank from 1986 to 1995, Thomas Callan served as an equity analyst for PNC Bank from 1993 to 1996, and Amy Hogan was a Managing Director from Columbus Circle Investors for 13 years. William Wykle has been a portfolio co-manager since inception, Thomas Callan since May 1998 and Amy Hogan since October 1999.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                 Small Cap Growth Equity Portfolio



                             Year       Year       Year       Year       Year
                            Ended      Ended      Ended      Ended      Ended
                           9/30/00    9/30/99    9/30/98    9/30/97    9/30/96
Net asset value at
 beginning of period       $  24.93   $  17.24   $  23.43   $  21.80   $  15.02
                           --------   --------   --------   --------   --------
Income from investment
 operations
 Net investment (loss)        (0.03)     (0.13)     (0.14)     (0.03)     (0.06)
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                 14.15       7.82      (4.91)      3.15       6.84
                           --------   --------   --------   --------   --------
  Total from investment
   operations                 14.12       7.69      (5.05)      3.12       6.78
                           --------   --------   --------   --------   --------
Less distributions
 Distributions from
  capital                       - -        - -      (0.02)       - -        - -
 Distributions from net
  realized capital gains      (4.14)       - -      (1.12)     (1.49)       - -
                           --------   --------   --------   --------   --------
  Total distributions         (4.14)       - -      (1.14)     (1.49)       - -
                           --------   --------   --------   --------   --------
Net asset value at end of
 period                    $  34.91   $  24.93   $  17.24   $  23.43   $  21.80
                           ========   ========   ========   ========   ========
Total return                  62.51%     44.52%    (22.40)%    15.54%     45.14%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $315,647   $170,900   $141,470   $225,089   $158,901
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  1.08%      1.12%      1.17%      1.17%      1.16%
 Before
  advisory/administration
  fee waivers                  1.08%      1.12%      1.17%      1.17%      1.18%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                 (0.09)%    (0.55)%    (0.46)%    (0.29)%    (0.38)%
 Before
  advisory/administration
  fee waivers                 (0.09)%    (0.55)%    (0.46)%    (0.29)%    (0.40)%
Portfolio turnover rate         218%       176%       159%        82%        89%

                                 ----------------------------------------------

             BlackRock
[LOGO]       Global Science & Technology
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security
 analysts attempt to
 identify companies with
 earnings growth
 potential because a
 pattern of earnings
 growth generally causes
 share prices to
 increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that
 concentrates on
 "fundamental"
 information about the
 company (such as its
 income statement,
 balance sheet, earnings
 and sales history,
 products and
 management) to attempt
 to forecast future
 stock value.

 Growth Companies: All
 stocks are generally
 divided into the
 categories of "growth"
 or "value," although
 there are times when a
 growth fund and value
 fund may own the same
 stock. Growth stocks
 are companies whose
 earnings growth
 potential appears to
 the manager to be
 greater than the market
 in general and whose
 revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low
 dividends and sell at
 relatively high prices.
 Value stocks are
 companies that appear
 to the manager to be
 undervalued by the
 market as measured by
 certain financial
 formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 global science and
 technology growth,
 referring to the type
 of securities the
 managers will choose
 for this fund.

 Market Capitalization:
 Market capitalization
 refers to the market
 value of a company and
 is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager will invest primarily in equity securities of U.S. and foreign companies selected for their rapid and sustain-able growth potential from the development, advancement and use of science and/or technology. The fund normally invests at least 65% of its total assets in equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities.

The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund may also invest in Rule 144A securities, which are privately placed securities pur-chased by qualified institutional buyers. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager will invest in U.S. and foreign companies (including compa-nies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The manager screens for "growth" stocks from the universe of companies with market capitalizations greater than $25 million. The manager then screens for companies in the sci-ence and technology sectors with earnings growth potential of 20% or higher. Of these companies, generally only the top 35% with respect to earnings growth potential will be considered appropriate investments. Once these candidates have been identified, the manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The manager, in an attempt to reduce portfolio risk, will diversify by invest-ing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the fund's portfolio holdings include:
  . network storage components
  . digital media infrastructure
  . peripherals and intelligent systems
  . broadband infrastructure
  . optical networks
34

  . wireless broadband
  . e-business software
  . e-commerce services
  . e-tailers
  . e-networking software
  . business to business e-commerce enterprise software
  . semiconductor
  . virtual private network
  . interactive architects
  . biotechnology
  . genomics
  . combinatorial chemistry
  . ultra high-throughput screening
  . rational drug design
  . signal transduction
  . gene therapy

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operation, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund's manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against move-ments in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.


Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

The fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund's returns could suf-fer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regu-lations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

The fund may invest in companies that have relatively small market capitaliza-tions. These organizations will normally have more limited product lines, mar-kets and financial resources and will be dependent upon a more limited manage-ment group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in
36
greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationaliza-tion or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than compara-ble investments in U.S. companies. There is less government regulation of for-eign securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, politi-cal and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated mar-kets, may be increased. The value of many investments in emerging market coun-tries recently has dropped significantly due to economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes have above-average earnings growth potential, there is no guarantee that the shares will increase in value.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund's investment in Rule 144A securities could have the effect of increas-ing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securi-ties whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many coun-tries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attribut-able to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
38

Expenses and Fees

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .90%
Other expenses/1/                         .60%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .30%
Total annual fund operating expenses     1.50%
Fee waivers and expense reimbursements*    --
Net Expenses*                            1.50%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.50% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

 /1/"Other expenses" are based on estimated amounts for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years
Service Shares   $153   $474

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock). This team also is involved in the management of the BlackRock Mid-Cap Growth Equity Portfolio, the BlackRock Small Cap Growth Equity Portfolio, the BlackRock Micro-Cap Equity Portfolio and the BlackRock International Small Cap Equity Portfolio. The team includes the following individuals who have day-to-day responsibility: William Wykle, Thomas Callan, Michael Carey and Jean Rosenbaum.

William Wykle has been a Managing Director with BlackRock since 1995 and served as an investment manager for PNC Bank from 1986 to 1995. He has co-managed the fund since its inception.

Thomas Callan has been a Managing Director with BlackRock since 1996 and served as an equity analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Michael Carey has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1996 and served as a fixed income analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.


  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Jean Rosenbaum has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1997, and served as an equity analyst for PNC Bank from 1994 to 1997. She has co-managed the fund since its inception.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout the Period)

                                        Global Science & Technology Portfolio

                                                For the
                                                 Period
                                               5/15/00/1/
                                                through
                                                9/30/00
Net asset value at beginning of period           $10.00
                                                 ------
Income from investment operations
 Net investment (loss)                            (0.01)
 Net gain on investments (both realized and
  unrealized)                                      2.48
                                                 ------
  Total from investment operations                 2.47
                                                 ------
Less distributions
 Distributions from net investment income           - -
 Distributions from net realized capital gains      - -
                                                 ------
  Total distributions                               - -
                                                 ------
Net asset value at end of period                 $12.47
                                                 ======
Total return                                      24.70%
Ratios/Supplemental data
 Net assets at end of period (in thousands)      $   17
 Ratios of expenses to average net assets
 After advisory/administration fee waivers         1.50%/2/
 Before advisory/administration fee waivers        2.49%/2/
 Ratios of net investment income to average
  net assets
 After advisory/administration fee waivers        (0.51)%/2/
 Before advisory/administration fee waivers        1.50%/2/
Portfolio turnover rate                             175%

                                        ----------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.

             BlackRock
[GRAPHIC]    Global Communications
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager will invest primarily in equity secu-rities of U.S. and foreign companies selected for their rapid and sustainable growth potential from the development, manufacture or sale of emerging or established communication technology services and equipment. The fund normally invests at least 65% of its total assets in equity securities issued by these companies and normally invests at least 80% of its total assets in equity secu-rities. The fund can also purchase securities issued by companies outside of the communication technology sector if such companies may benefit from the use of communication technology.

The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund may also invest in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager will invest in U.S. and foreign companies (including companies located in emerging market countries) with market capitalizations greater than $25 million that he believes offer the best opportunities for growth and high investment returns. The manager screens for stocks whose medium to long term growth prospects he believes are superior to broad market averages. Once these candidates have been identified, the manager uses fundamental analysis to exam-ine each company for financial strength before deciding to purchase the stock.

The manager, in an attempt to reduce portfolio risk, will diversify by invest-ing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the fund's portfolio holdings include:

  . local and wide area network services or equipment companies

  . land-based, satellite and wireless carriers

  . communications equipment manufacturers
  IMPORTANT DEFINITIONS

 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security
 analysts attempt to
 identify companies with
 earnings growth
 potential because a
 pattern of earnings
 growth generally causes
 share prices to
 increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that
 concentrates on
 "fundamental"
 information about the
 company (such as its
 income statement,
 balance sheet, earnings
 and sales history,
 products and
 management) to attempt
 to forecast future
 stock value.

 Growth Companies: All
 stocks are generally
 divided into the
 categories of "growth"
 or "value," although
 there are times when a
 growth fund and value
 fund may own the same
 stock. Growth stocks
 are companies whose
 earnings growth
 potential appears to
 the manager to be
 greater than the market
 in general and whose
 revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low
 dividends and sell at
 relatively high prices.
 Value stocks are
 companies that appear
 to the manager to be
 undervalued by the
 market as measured by
 certain financial
 formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 global science and
 technology growth,
 referring to the type
 of securities the
 managers will choose
 for this fund.

 Market Capitalization:
 Market capitalization
 refers to the market
 value of a company and
 is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

  . internet-related services or equipment, including internet service providers, web hosting and web content providers and internet portals

  . fiber optic transmission

  . communications software development

  . cable and other pay television services or equipment

  . video conferencing

  . data processing and delivery

  . paging

  . semiconductors

  . microwave

  . telephone utilities and large long distance carriers

  . wireless voice and data equipment and services

  . broadband infrastructure

  . digital cable services and equipment

  . optical components and integrated circuits

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operation, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against move-ments in the value of foreign currencies.
42

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

The fund's focus on stocks in the communication technology sector makes it more susceptible to factors affecting that sector and more volatile than funds that invest in many different sectors. Therefore, a downturn in the communication technology sector could hurt the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in communication technology companies exposes the fund to special risks. For example, rapid advances in communication technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of communication technology industries are also subject to more government regula-tions and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, communication technology companies are dependent upon consumer and business acceptance as new technologies evolve.

The fund may invest in companies that have relatively small market capitaliza-tions. These organizations will normally have more limited product lines, mar-kets and financial resources and will be dependent upon a more limited manage-ment group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large invest-ors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, national-ization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign secu-rities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to pro-duce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes have above-average earnings growth potential, there is no guarantee that the shares will increase in val-ue.

On January 1, 1999, eleven European countries implemented a new currency unit call the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world capi-tal markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.
44

The fund's investment in Rule 144A securities could have the effect of increas-ing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securi-ties.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more depen-dent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of los-ing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Expenses and Fees
The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .80%
Other expenses/1/                         .60%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .30%
Total annual fund operating expenses     1.40%
Fee waivers and expense reimbursements*   -- %
Net expenses*                            1.40%

 * BlackRock and BIL have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.40% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock and BIL in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

 /1/The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years
Service Shares   $143   $443

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock) and BlackRock International, Ltd. (BIL). The team includes the following individuals who have day-to-day responsibility: Thomas Callan, Michael Carey, Kenneth Anderson and David Stanistreet.

Thomas Callan has been a Managing Director with BlackRock since 1996 and served as an equity analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Michael Carey has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1996 and served as a fixed income analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Kenneth Anderson, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio manage-ment. Prior to joining BIL in 2000, Mr. Anderson was an investment director and the deputy head of the Scottish Widows Investment Management European equity team. He has co-managed the fund since its inception.
46

David Stanistreet, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Stanistreet had been an investment director of the Scottish Widows Investment Management European equity team since 1997. From 1995 to 1997, Mr. Stanistreet was head of European equities at Royal Insurance Asset Management (which merged in 1996 to become Royal & Sun Alli-ance). He has co-managed the fund since its inception.

             BlackRock
[GRAPHIC]    European Equity
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS


 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security
 analysts attempt to
 identify companies with
 earnings growth
 potential because a
 pattern of earnings
 growth generally causes
 share prices to
 increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Growth Companies: All
 stocks are generally
 divided into the
 categories of "growth"
 or "value," although
 there are times when a
 growth fund and value
 fund may own the same
 stock. Growth stocks
 are companies whose
 earnings growth
 potential appears to
 the manager to be
 greater than the market
 in general and whose
 revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low
 dividends and sell at
 relatively high prices.
 Value stocks are
 companies that appear
 to the manager to be
 undervalued by the
 market as measured by
 certain financial
 formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 European equity,
 referring to the type
 of securities the
 managers will choose
 for this fund.

 Market Capitalization:
 Market capitalization
 refers to the market
 value of a company and
 is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

 Morgan Stanley Capital
 International (MSCI)
 Europe Index: An
 unmanaged index
 comprised of a sample
 of companies
 representative of the
 market structure of the
 following European
 countries: Austria,
 Belgium, Denmark,
 Finland, France,
 Germany, Ireland,
 Italy, Netherlands,
 Norway,  Portugal,
 Spain, Sweden,
 Switzerland and the
 United Kingdom.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in equity securi-ties issued by European companies. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and nor-mally invests at least 80% of its total assets in equity securities. For pur-poses of these investment strategies, the fund manager will consider a company a "European company" if it meets one or more of the following tests:
    . its country of organization, primary business office and principal trading market for its stock are located in Europe;
    . 50% or more of its assets are located in Europe; or . 50% or more of its revenues are derived from Europe.
The fund also invests in multinational companies and companies that benefit from European economic activity. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and pre-ferred stock.

The fund manager generally invests in stocks of European companies with market capitalizations of at least $1 billion. The fund manager will use the MSCI Europe Index as a benchmark and seeks to invest in stocks and market sectors represented in that index. The manager may also invest in stocks outside the index which meet the manager's investment criteria. The fund invests mainly in stocks listed on European stock exchanges.

The manager, in an attempt to reduce portfolio risks, will diversify invest-ments across countries, industry groups and companies with investments ordi-narily in at least three European countries.

The fund manager seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The fund manager will invest primarily in "growth" stocks; however, he may take advan-tage of opportunities in "value" stocks at appropriate points in the market or economic cycle. The manager will also consider factors such as prospects for relative economic growth among certain European countries, expected levels of inflation, government policies influencing business conditions and outlook for currency relation-ships.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves a target price, the underlying market is overvalued or the stock's relative price momentum declines meaning-fully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against move-ments in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, national-ization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign secu-rities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

Furthermore, because the fund invests in issuers located in a specific geographic region, market changes or other factors affecting that region, including political instability and unpredictable economic conditions, may have a particularly significant effect on the fund compared to mutual funds that invest in many geographic regions.

The fund may invest in companies that have relatively small market capitaliza-tions (generally, as low as $1 billion). These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized compa-nies. In addition, it is more difficult to get information on smaller compa-nies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by rela-tively few securities analysts. The securities of smaller capitalized compa-nies are often traded in the over-the-counter markets and may have fewer mar-ket makers and
50
wider price spreads. This may result in greater price movements and less abil-ity to sell the fund's investment than if the fund held the securities of larg-er, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

While the fund manager chooses stocks he believes have above-average earnings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of los-ing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.


Expenses and Fees
The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .90%
Other expenses/1/                         .85%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .55%
Total annual fund operating expenses     1.75%
Fee waivers and expense reimbursements*   --
Net expenses*                            1.75%

 * BIL has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.75% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BIL in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

 /1/"Other expenses" are based on estimated amounts for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years
Service Shares   $178   $551

Fund Management


Albert Morillo, Kenneth Anderson, Alan Clark, Lorna Mackay, Neil Pirie and David Stanistreet have co-managed the fund since its inception.

Albert Morillo, Managing Director and Head of European Equity at BlackRock International, Ltd. (BIL), is a member of BIL's Management Committee. His pri-mary responsibility is European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Morillo was an investment director of Scot-tish Widows Investment Management, head of its European equity team, and a member of the Investment Policy Group. He is a member of the International Board of the Paris Stock Exchange.

Kenneth Anderson, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio manage-ment. Prior to joining BIL in 2000, Mr. Anderson was an investment director and the deputy head of the Scottish Widows Investment Management European equity team.
52

Alan Clark, Director and investment manager at BIL, is a member of the interna-tional equities team. He has primary responsibility for European equity research and portfolio management. Prior to joining BIL in 1996, Mr. Clark was an investment manager on the U.K. desk with Dunedin Fund Managers Ltd. where he managed the Dunedin Income Growth Investment Trust and the U.K. portfolio within the Dunedin Worldwide Investment Trust. He is a member of the Institute of Investment Management and Research.

Lorna Mackay, Director and investment manager at BIL, is a member of the inter-national equity team. She has primary responsibility for European equity research and portfolio management. Prior to joining BIL in 1996, Ms. Mackay was an investment manager on the Continental European desk at Dunedin Fund Managers Ltd., where she had both research and portfolio management responsibilities. She is a member of the Institute of Investment Management and Research.

Neil Pirie, Director and investment manager at BIL, is a member of the interna-tional equity team. He has primary responsibility for European equity research and portfolio management. Prior to joining BIL in 1996, Mr. Pirie was an investment manager on the U.K. desk at Dunedin Fund Managers Ltd. and was a Director of Dunedin Ventures Ltd. He was also the portfolio manager of the Dunedin Smaller Companies Trust. He is a member of the Institute of Chartered Accountants in Scotland.

David Stanistreet, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Stanistreet had been an investment director of the Scottish Widows Investment Management European equity team since 1997. From 1995 to 1997, Mr. Stanistreet was head of European equities at Royal Insurance Asset Management (which merged in 1996 to become Royal & Sun Alli-ance).

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout the Period)

                                        European Equity Portfolio



                                                 For the
                                                  Period
                                                6/23/00/1/
                                                 through
                                                 9/30/00
Net asset value at beginning of period            $10.00
                                                  ------
Income from investment operations
 Net investment (loss)                             (0.06)
 Net (loss) on investments (both realized and
  unrealized)                                      (0.44)
                                                  ------
  Total from investment operations                 (0.50)
                                                  ------
Less distributions
 Distributions from net investment income            - -
 Distributions from net realized capital gains       - -
                                                  ------
  Total distributions                                - -
                                                  ------
Net asset value at end of period                  $ 9.50
                                                  ======
Total return                                       (5.00)%
Ratios/Supplemental data
 Net assets at end of period (in thousands)       $  - -
 Ratios of expenses to average net assets
 After advisory/administration fee waivers          1.75%/2/
 Before advisory/administration fee waivers         6.42%/2/
 Ratios of net investment income to average net
  assets
 After advisory/administration fee waivers         (0.22)%/2/
 Before advisory/administration fee waivers        (4.89)%/2/
Portfolio turnover rate                              177%

                                        ---------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.
54

             BlackRock
[GRAPHIC]    Asia Pacific Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in equity securities issued by Asia Pacific region companies. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. For purposes of these investment strategies, the fund manager will consider a company an "Asia Pacific region company" if it meets one or more of the following tests:
    . its country of organization, primary business office and principal trading market for its stock are located in the Asia Pacific region;
    . 50% or more of its assets are located in the Asia Pacific region; or . 50% or more of its revenues are derived from the Asia Pacific region.

The fund invests primarily, but not exclusively, in companies that benefit from Asia Pacific region economic activity. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager generally invests in stocks of Asia Pacific region companies (including companies located in emerging market countries) with market capitalizations of at least $500 million whose earnings, the fund manager believes, are in a strong growth trend or whose stock the fund manager believes is undervalued. The fund manager will use the MSCI All Country Asia Pacific Index as a benchmark and seeks to invest in stocks and market sectors represented in that index. The manager may also invest in stocks outside the index which meet the manager's investment criteria. The fund invests mainly in stocks listed on Asia Pacific region stock exchanges.

The manager, in an attempt to reduce portfolio risks, will diversify investments across countries, industry groups and companies with investments ordinarily in at least three Asia Pacific region countries.

The fund manager seeks to achieve consistent and sustainable performance by managing risk and by taking advantage of market inefficiencies through a long term, disciplined and

  IMPORTANT DEFINITIONS


 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security ana-
 lysts attempt to iden-
 tify companies with
 earnings growth poten-
 tial because a pattern
 of earnings growth gen-
 erally causes share
 prices to increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 Asia Pacific equity,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Market Capitalization:
 Market capitalization
 refers to the market
 value of a company and
 is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

 Morgan Stanley Capital
 International (MSCI)
 All Country Asia
 Pacific Index: An
 unmanaged index
 comprised of a sample
 of companies
 representative of the
 market structure of the
 following Asia Pacific
 region countries:
 Australia, China, Hong
 Kong, India, Indonesia,
 Japan, Korea, Malaysia,
 New Zealand, Pakistan,
 the Philippines,
 Singapore, Sri Lanka,
 Taiwan and Thailand.

objective investment process. Economic, statistical and valuation data is ana-lyzed to screen and rank securities. Major sector and country/regional themes, prevailing economic cycles and well-defined risk parameters are also consid-ered in the portfolio construction process.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opin-ion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against move-ments in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders
56
will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationaliza-tion or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than compara-ble investments in U.S. companies. There is less government regulation of for-eign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated mar-kets, may be increased. The value of many investments in emerging market coun-tries has dropped significantly due to economic and political turmoil in the past, and may do so again in the future.

The fund may, from time to time, invest more than 25% of its assets in securi-ties whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many coun-tries.

Furthermore, because the fund invests in issuers located in a specific geo-graphic region, market changes or other factors affecting that region, includ-ing political instability and unpredictable economic conditions, may have a particularly significant effect on the fund compared to mutual funds that invest in many geographic regions. At times, the markets in certain Asia Pacific region countries have suffered significant downturns and volatility. Increased social or political unrest in some or all of these countries could cause further economic and market uncertainty.

The fund may invest in companies that have relatively small market capitaliza-tions (generally, as low as $500 million). These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securi-ties of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's invest-ment than if the fund held the securities of larger, more established compa-nies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

While the fund manager chooses stocks he believes have above-average earnings growth potential, there is no guarantee that the shares will increase in val-ue.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attribut-able to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or
58

Expenses and Fees

loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees
The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .90%
Other expenses/1/                         .85%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .55%
Total annual fund operating expenses     1.75%
Fee waivers and expense reimbursements*   --
Net expenses*                            1.75%

 * BIL has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.75% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BIL in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.
 /1/"Other expenses" are based on estimated amounts for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years
Service Shares   $178   $551

Fund Management
The fund is managed by a team of professionals at BlackRock International, Ltd.
(BIL), including the following individuals who have day-to-day responsibility:
Nigel Barry, Managing Director and portfolio manager of BIL since 1996, William Low, Director and investment manager of BIL since 1996, Donald Gilfillan, Director and investment manager of BIL since 1996, Alistair Veitch, Vice President and investment manager of BIL since 1998 and Janice Summers, Vice President and investment manager of BIL since 2000.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Mr. Barry has primary responsibility for Pacific Basin equity research and portfolio management. Prior to joining BIL in 1996, Mr. Barry was Director and head of the Pacific Basin desk at Dunedin Fund Managers Ltd. Mr. Low has primary responsibility for the developed and emerging equity markets of Asia. Prior to joining BIL in 1996, Mr. Low was with Dunedin Fund Managers Ltd., first as an investment analyst on the U.K. desk and then as a specialist in Pacific Basin equity markets. Mr. Gilfillan is responsible for Japanese equity research and portfolio management. Prior to joining BIL in 1996, Mr. Gilfillan was an investment manager with British Linen Fund Managers. Mr. Veitch is responsible for selected Asian equity markets, both developed and emerging. Prior to joining BIL in 1998, Mr. Veitch followed Asian equity markets for Edinburgh Fund Managers. Ms. Summers has primary responsibility for research and portfolio management in the Japanese market. Prior to joining BIL in 2000, Ms. Summers was a Japanese and Far East investment manager with Manulife International Investment from 1986 to 1990. In 1999, following time with her family, she joined Scottish Widows Investment Management as an investment manager on the Japanese desk. Messrs. Barry, Low, Gilfillan and Veitch and Ms. Summers have co-managed the fund since its inception.
60

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout the Period)

                                        Asia Pacific Equity Portfolio

                                                 For the
                                                 Period
                                                6/23/00/1
                                                / through
                                                 9/30/00
Net asset value at beginning of period           $10.00
                                                 ------
Income from investment operations
 Net investment (loss)                            (0.02)
 Net (loss) on investments (both realized and
  unrealized)                                     (0.78)
                                                 ------
  Total from investment operations                (0.80)
                                                 ------
Less distributions
 Distributions from net investment income           - -
 Distributions from net realized capital gains      - -
                                                 ------
  Total distributions                               - -
                                                 ------
Net asset value at end of period                 $ 9.20
                                                 ======
Total return                                      (8.00)%
Ratios/Supplemental data
 Net assets at end of period (in thousands)      $  - -
 Ratios of expenses to average net assets
 After advisory/administration fee waivers         1.75%/2/
 Before advisory/administration fee waivers        9.46%/2/
 Ratios of net investment income to average net
  assets
 After advisory/administration fee waivers         0.32%/2/
 Before advisory/administration fee waivers       (7.39)%/2/
Portfolio turnover rate                             145%

                                         --------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.

             BlackRock
[GRAPHIC]    International Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 international value,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Morgan Stanley Capital
 International Europe,
 Australia and Far East
 Index (EAFE): An unman-
 aged index comprised of
 a sample of companies
 representative of the
 market structure of the
 following European and
 Pacific Basin coun-
 tries: Australia, Aus-
 tria, Belgium, Denmark,
 Finland, France, Germa-
 ny, Hong Kong, Italy,
 Japan, Netherlands, New
 Zealand, Norway, Singa-
 pore, Malaysia, Spain,
 Sweden, Switzerland and
 the U.K.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in stocks of for-eign issuers located in countries included in the Morgan Stanley Capital Inter-national Europe, Australia and Far East Index (EAFE). The fund normally invests at least 65% of its total assets in the equity securities issued by these com-panies and normally invests at least 80% of its total assets in equity securi-ties. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

Emphasis is placed on adding value through stock selection. Factors which the portfolio management team consider will include cash flow returns on invest-ment, forecast P/E ratios, enterprise values and balance sheet strength. The manager screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The man-ager will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government poli-cies influencing business conditions and outlook for currency relationships. The manager and his team also examine each company for financial soundness before deciding to purchase its stock.

The manager, in an attempt to reduce portfolio risk, will diversify investments across countries, industry groups and companies with investment at all times in at least three foreign countries. In addition, the fund can invest more than 25% of its assets in Japanese stocks or in U.K. stocks. From time to time the fund may invest in the securities of issuers located in emerging market coun-tries.

The fund generally will sell a stock when the manager believes it is fully val-ued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to the growth poten-tial.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions
62
improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund's manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (ob-ligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationaliza-tion or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securi-ties may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, polit-ical and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropri-ation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national curren-cies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact Euro-pean capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securi-ties whose issuers are located in Japan or in the U.K. These investments would make the fund more dependent upon the political and economic circumstances of those countries than a mutual fund that owns stocks of companies in many coun-64 tries. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) have experienced considerable difficulty recent-ly. In addition, the Japanese Yen has gone up and down in value versus the U.S. Dollar. Japan may also be affected by recent turmoil in other Asian countries. Similarly, the ability to concentrate in the U.K. may make the fund's perfor-mance more dependent on developments affecting that country, such as the intro-duction of the Euro.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the EAFE Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.


As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------

                                    [GRAPH]

Best Quarter            1993                36.75%
Q4' 99: 19.71%          1994                 0.04%
                        1995                 9.70%
Worst Quarter           1996                 8.14%
Q3' 98: -14.77%         1997                 4.85%
                        1998                15.11%
                        1999                30.60%
                        2000               -19.66%

The bar for 1993 is based upon performance for Institutional Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                            Since    Inception
                             1 Year   3 Years   5 Years   Inception     Date
International Equity        -19.66%    6.49%     6.49%      8.41%     04/27/92
MSCI EAFE                   -14.17%    9.35%     7.14%      9.71%        N/A

** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
66

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .74%
Other expenses                            .63%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .33%
Total annual fund operating expenses     1.37%
Fee waivers and expense reimbursements*   .01%
Net expenses*                            1.36%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.37% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
Service Shares   $138   $433    $749    $1,645

Fund Management

The fund is managed by a team of professionals at BlackRock International, Ltd.
(BIL), including the following individuals who have day-to-day responsibility:
Kenneth Anderson, Director and international equity investment manager at BIL since 2000, and William Low, Director and investment manager since 1996. Prior to joining BIL in 2000, Kenneth Anderson was an investment director and the deputy head of the Scottish Widows Investment Management European equity team. Prior to joining BIL in 1996, Mr. Low was with Dunedin Fund Managers Ltd., first as an investment analyst on the U.K. desk and then as a specialist in Pacific Basin equity markets. Kenneth Anderson and William Low have served as portfolio co-managers since January 2001.



 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                            International Equity Portfolio


                             Year       Year      Year       Year      Year
                            Ended      Ended     Ended      Ended     Ended
                           9/30/00    9/30/99   9/30/98    9/30/97   9/30/96
Net asset value at
 beginning of period       $  15.84   $  13.15  $  14.58   $  13.37  $  13.24
                           --------   --------  --------   --------  --------
 Income from investment
  operations
 Net investment income
  (loss)                       0.04      (0.02)     0.02       0.10      0.19
 Net gain (loss) on
  investments (both
  realized
  and unrealized)              0.08       3.59     (1.09)      1.76      0.78
                           --------   --------  --------   --------  --------
  Total from investment
   operations                  0.12       3.57     (1.07)      1.86      0.97
                           --------   --------  --------   --------  --------
Less distributions
 Distributions from net
  investment income           (0.01)     (0.08)    (0.16)     (0.24)    (0.17)
 Distributions from net
  realized capital gains      (2.13)     (0.80)    (0.20)     (0.41)    (0.67)
                           --------   --------  --------   --------  --------
  Total distributions         (2.14)     (0.88)    (0.36)     (0.65)    (0.84)
                           --------   --------  --------   --------  --------
Net asset value at end of
 period                    $  13.82   $  15.84  $  13.15   $  14.58  $  13.37
                           --------   --------  --------   --------  --------
Total return                  (0.15)%    28.14%    (7.34)%    14.52%     7.71%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $134,447   $118,323  $143,526   $199,939  $161,321
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  1.36%      1.34%     1.36%      1.36%     1.36%
 Before
  advisory/administration
  fee waivers                  1.37%      1.34%     1.41%      1.46%     1.47%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                  0.06%      0.21%     0.49%      0.42%     0.71%
 Before
  advisory/administration
  fee waivers                  0.05%      0.21%     0.44%      0.32%     0.60%
Portfolio turnover rate         153%        62%       57%        62%       70%

                            ---------------------------------------------------
68

             BlackRock
[GRAPHIC]    International Emerging Markets
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in stocks of issuers located in emerging market countries. These are countries considered to be "emerging" or "developing" by the World Bank, the International Finance Cor-poration or the United Nations. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primar-ily buys in common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

Emphasis is placed on adding value through stock selection. Factors which the portfolio management team consider will include cash flow returns on invest-ment, forecast P/E ratios, enterprise values and balance sheet strength. The manager screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The man-ager will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government poli-cies influencing business conditions and outlook for currency relationships. The manager and his team also examine each company for financial soundness before deciding to purchase its stock.

The manager, in an attempt to reduce portfolio risks, will diversify invest-ments across countries, industry groups and companies with investment ordinar-ily in at least three emerging markets countries.

The fund generally will sell a stock when the manager believes it is fully val-ued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth poten-tial.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions

 IMPORTANT DEFINITIONS


 Emerging Market Stocks:
 Stocks issued by compa-
 nies located in coun-
 tries with emerging
 economies or securities
 markets. The list of
 emerging market coun-
 tries includes, among
 others: Argentina, Bra-
 zil, Bulgaria, Chile,
 China, Colombia, The
 Czech Republic, Ecua-
 dor, Egypt, Greece,
 Hungary, India, Indone-
 sia, Israel, Lebanon,
 Malaysia, Mexico,
 Morocco, Peru, The
 Philippines, Poland,
 Romania, Russia, South
 Africa, South Korea,
 Taiwan, Thailand, Tuni-
 sia, Turkey, Venezuela,
 Vietnam and Zimbabwe.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 emerging markets,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pend-ing investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The funds manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also use forward foreign cur-rency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities
70
themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social condi-tions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or com-panies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated mar-kets may be increased. The value of many investments in emerging market coun-tries recently has dropped significantly due to economic and political turmoil in many of these countries.

While the fund manager chooses stocks he believes to be undervalued there is no guarantee that prices won't move even lower.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the MSCI Emerging Market Free Index, a recognized unmanaged index of stock market per-formance. As with all such investments, past performance is not an indication of future results.




As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------

                                    [GRAPH]

Best Quarter
Q4 '99:  33.94%

Worst Quarter
Q3 '98: -25.59%

                         1995               -12.88%
                         1996                11.94%
                         1997                -9.33%
                         1998               -36.81%
                         1999                68.25%
                         2000               -36.05

As of 12/31/99
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                            Since    Inception
                             1 Year   3 Years   5 Years   Inception     Date
International Emerging      -36.05%  -12.07%    -7.15%     -8.76%     06/17/94
MSCI EMF                    -30.61%   -4.82%    -4.17%     -3.91%        N/A

** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
72

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            1.25%
Other expenses                            .71%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .41%
Total annual fund operating expenses     1.96%
Fee waivers and expense reimbursements*   --
Net expenses*                            1.96%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 2.04% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
Service Shares   $199   $615   $1,057   $2,285

Fund Management

The fund is managed by a team of investment professionals at BlackRock Interna-tional, Ltd. (BIL), including the following individuals who have day-to-day responsibility: Robin Watson, Vice President and investment manager at BIL since 1999, and Kevin Craig, Associate and Investment Manager at BIL since 1998. Prior to joining BIL, Robin Watson served as a Latin American specialist with AIB Govett in London from 1997 to 1999, and Mr. Craig was an emerging mar-kets analyst at Dunedin Fund Managers Ltd. from 1995 to 1996. Mr. Watson has been fund co-manager since January 2000 and Mr. Craig since January 2001.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                           International Emerging Markets Portfolio


                                   Year     Year     Year      Year      Year
                                   Ended    Ended    Ended     Ended     Ended
                                  9/30/00  9/30/99  9/30/98   9/30/97   9/30/96
Net asset value at beginning of
 period                           $  6.08  $  4.39  $  9.63   $  8.72   $  8.18
                                  -------  -------  -------   -------   -------
Income from investment
 operations
 Net investment income               0.07     0.04     0.06      0.01      0.04
 Net gain (loss) on investments
  (both realized and unrealized)     0.03     1.65    (5.16)     0.93      0.51
                                  -------  -------  -------   -------   -------
  Total from investment
   operations                        0.10     1.69    (5.10)     0.94      0.55
                                  -------  -------  -------   -------   -------
Less distributions
 Distributions from net
  investment income                 (0.04)     - -      - -     (0.03)      - -
 Distributions from net realized
  capital gains                       - -      - -    (0.14)      - -     (0.01)
                                  -------  -------  -------   -------   -------
  Total distributions               (0.04)     - -    (0.14)    (0.03)    (0.01)
                                  -------  -------  -------   -------   -------
Net asset value at end of period  $  6.14  $  6.08  $  4.39   $  9.63   $  8.72
                                  -------  -------  -------   -------   -------
Total return                         1.53%   38.50%  (53.62)%   10.74%     6.61%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                      $24,796  $15,531  $26,566   $66,064   $37,987
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                        1.96%    2.03%    2.06%     2.08%     2.08%
 Before advisory/administration
  fee waivers                        1.96%    2.03%    2.16%     2.17%     2.18%
 Ratios of net investment income
  to average net assets
 After advisory/administration
  fee waivers                        1.19%    0.61%    0.71%     0.09%     0.70%
 Before advisory/administration
  fee waivers                        1.19%    0.61%    0.61%    (0.01)%    0.60%
Portfolio turnover rate               133%     117%      37%       33%       44%

                           ----------------------------------------------------
74

             BlackRock
[GRAPHIC]    International Small Cap Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in small cap stocks (capitalization of less than $5 billion) of foreign issuers in countries included in the Salomon Brothers Extended Markets World Ex-U.S. Index. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The manager may invest up to 20% of the portfolio in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The manager initially screens for "growth" stocks from the universe of compa-nies described above. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund can invest more than 25% of its assets in securities whose issuers are located in Japan, the United Kingdom, France or Germany.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pend-ing investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

 IMPORTANT DEFINITIONS


 Earnings Growth: The
 rate of growth in a
 company's earnings per
 share from period to
 period. Security ana-
 lysts attempt to iden-
 tify companies with
 earnings growth poten-
 tial because a pattern
 of earnings growth gen-
 erally causes share
 prices to increase.

 Emerging Market Stocks:
 Stocks issued by compa-
 nies located in coun-
 tries with emerging
 economies or securities
 markets. The list of
 emerging market coun-
 tries includes, among
 others: Argentina, Bra-
 zil, Bulgaria, Chile,
 China, Colombia, The
 Czech Republic, Ecua-
 dor, Egypt, Greece,
 Hungary, India, Indone-
 sia, Israel, Lebanon,
 Malaysia, Mexico,
 Morocco, Peru, The
 Philippines, Poland,
 Romania, Russia, South
 Africa, South Korea,
 Taiwan, Thailand, Tuni-
 sia, Turkey, Venezuela,
 Vietnam and Zimbabwe.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idends and sell at rel-
 atively high prices.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.

 IMPORTANT DEFINITIONS


 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 international small
 cap, referring to the
 type of securities the
 managers will choose
 for this fund.

 Salomon Brothers
 Extended Markets World
 Ex-U.S. Index: An
 unmanaged index com-
 prised of equity secu-
 rities whose issuers
 are located in the fol-
 lowing developed coun-
 tries: Australia, Aus-
 tria, Belgium, Canada,
 Denmark, Finland,
 France, Germany, Hong
 Kong, Ireland, Italy,
 Japan, Netherlands, New
 Zealand, Norway, Singa-
 pore, Malaysia, Spain,
 Sweden, Switzerland and
 the U.K.

 Small Capitalization
 Companies: The fund
 defines these companies
 as those with total
 market capitalization
 under $10 billion. Cap-
 italization refers to
 the market value of the
 company and is calcu-
 lated by multiplying
 the number of shares
 outstanding by the cur-
 rent price per share.

                                                                      Key Risks

The fund's manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign curren-cies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will nor-mally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, national-
ization or expropriation of assets and more difficulty obtaining infor     -
76
mation on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regula-tion of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated mar-kets, may be increased. The value of many investments in emerging market coun-tries recently has dropped significantly due to economic and political turmoil in many of these countries.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. Furthermore, stocks of newly-public companies may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes have above-average earnings growth potential, there is no guarantee that the shares will increase in value.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securi-ties whose issuers are located in Japan, the United Kingdom, France or Germany. These investments would make the fund more dependent upon the political and economic circumstances of those countries than a mutual fund that owns stocks of companies in many countries. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) have experienced con-siderable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. Dollar. Japan may also be affected by recent tur-moil in other Asian countries. Similarly, the ability to concentrate in the U.K., France and Germany may make the fund's performance more dependent on developments affecting those countries, such as the introduction of the Euro.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of los-ing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
78

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Brothers Extended Market World Ex-U.S. Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.


As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------

                                    [GRAPH]

Best Quarter                  1998        11.23%
Q1 '99: 81.64%                1999       150.51%
                              2000        -8.50%

Worst Quarter
Q3 '98: -19.80%


As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                  Since     Inception
                           1 Year    3 Years    Inception     Date
-------------------------------------------------------------------------------
International Small Cap     -8.50%    36.60%      30.97%     09/26/97
Salomon EMI Ex-U.S.        -10.31%     7.49%       3.46%        N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.

One factor impacting the fund's total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund's investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.



Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            1.00%
Other expenses                            .73%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .43%
Total annual fund operating expenses     1.73%
Fee waivers and expense reimbursements*  .10%
Net expenses*                            1.63%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.63% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 111 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
Service Shares   $166   $535    $929    $2,033

Fund Management
The fund is co-managed by William J. Wykle, Thomas Callan and Jean Rosenbaum.

William J. Wykle has been a Managing Director with BlackRock Advisors, Inc. (BlackRock) since 1995 and an investment manager for PNC Bank from 1986 to 1995. He has co-managed the fund since April 1999.

Thomas Callan has been a Managing Director with BlackRock since 1996 and served as an equity analyst for PNC Bank from 1993-1996. He has co-managed the fund since April 1999.

Jean Rosenbaum has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1997, and served as an equity analyst with PNC Bank from 1994 to 1997. She has co-managed the fund since January 2000.
80

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                       International Small Cap Equity Portfolio



                                                        For the
                                                         Period
                            Year     Year      Year    9/26/97/1/
                            Ended    Ended     Ended    through
                           9/30/00  9/30/99   9/30/98   9/30/97
Net asset value at
 beginning of
 period                    $12.84   $ 9.56     $9.94     $10.00
                           ------   ------     -----     ------
Income from
 investment
 operations
 Net investment
  income                     0.08     0.02      0.02        - -
 Net gain (loss) on
  investments (both
  realized and
  unrealized)               10.84     4.39     (0.35)     (0.06)
                           ------   ------     -----     ------
  Total from
   investment
   operations               10.92     4.41     (0.33)     (0.06)
                           ------   ------     -----     ------
Less distributions
 Distributions from
  net investment
  income                      - -    (0.02)    (0.05)       - -
 Distributions from
  net realized
  capital gains             (1.40)   (1.11)      - -        - -
                           ------   ------     -----     ------
  Total
   distributions            (1.40)   (1.13)    (0.05)       - -
                           ------   ------     -----     ------
Net asset value at
 end of period             $22.36   $12.84     $9.56     $ 9.94
                           ======   ======     =====     ======
Total return                91.21%   51.14%    (3.62)%    (0.30)%
Ratios/Supplemental
 data
 Net assets at end
  of period (in
  thousands)               $  457   $  - -     $   5     $   10
 Ratios of expenses
  to average net
  assets
 After
  advisory/administration
  fee waivers                1.63%    1.63%     1.62%      1.63%/2/
 Before
  advisory/administration
  fee waivers                1.69%    2.30%     2.47%      1.86%/2/
 Ratios of net
  investment income
  to average net
  assets
 After
  advisory/administration
  fee waivers                0.60%   (0.11)%    0.28%      1.42%/2/
 Before
  advisory/administration
  fee waivers                0.54%   (0.78)%   (0.57)%     1.19%/2/
Portfolio turnover
 rate                         296%     224%       76%         0%

                       --------------------------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.

             BlackRock
[GRAPHIC]    Select Equity
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company such (as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is a
 blend of growth stocks
 and value stocks,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Market Capitalization:
 Refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

 Sector: All stocks are
 classified into a cate-
 gory or sector such as
 utilities, consumer
 services, basic materi-
 als, capital equipment,
 consumer cyclicals,
 energy, consumer non-
 cyclicals, healthcare,
 technology, transporta-
 tion, finance and cash.

 S&P 500 Index: The
 Standard & Poor's Com-
 posite Stock Price
 Index, an unmanaged
 index of 500 stocks,
 most of which are
 listed on the New York
 Stock Exchange. The
 index is heavily
 weighted toward stocks
 with large market capi-
 talization and repre-
 sents approximately
 two-thirds of the total
 market value of all
 domestic common stocks.

 Value and Growth Compa-
 nies: All stocks are
 generally divided into
 the categories of
 "growth" or "value,"
 although there are
 times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund manger uses the S&P 500 Index as a benchmark and seeks to invest in stocks and market sectors in similar proportion to that index. The manager seeks to own securities in all sectors, but can overweight or underweight securities within sectors as he identifies market opportuni-ties. The fund normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but can also invest in pre-ferred stock and securities convertible into common and preferred stock.

The manager initially screens for "value" and "growth" stocks from the uni-verse of companies with market capitalization above $1 billion. The fund will invest in stocks that the manager believes offer attractive returns through capital appreciation. The fund will typically have a P/E multiple that is in line with the S&P 500 Index. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opin-ion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pending investments or when it expects to need cash to pay redeeming share-holders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.


Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

While the fund manager chooses stocks he believes to be undervalued, or which have above average growth potential, there is no guarantee that prices will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500 Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.




As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------

                                    [GRAPH]

Best Quarter           1994                -1.49%
Q4' 98: 20.78%         1995                32.79%
                       1996                23.40%
Worst Quarter          1997                31.11%
Q3' 98: -11.42%        1998                24.27%
                       1999                20.37%
                       2000               -15.07%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                            Since    Inception
                             1 Year   3 Years   5 Years   Inception     Date
Select                      -15.07%    8.30%    15.50%     14.69%     09/13/93
S&P 500                      -9.11%   12.26%    18.33%     17.70%        N/A

** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
84

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .53%
Other expenses                            .57%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .27%
Total annual fund operating expenses     1.10%
Fee waivers and expense reimbursements*   --
Net expenses*                            1.10%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.11% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
Service Shares   $112   $350    $606    $1,340

Fund Management

The fund is co-managed by a team of investment professionals at BlackRock Advi-sors, Inc. (BlackRock), headed by R. Andrew Damm, Managing Director at Black-Rock since 1997, and Mark W. Broughton, Director at BlackRock since 2001. Mr. Damm previously served as senior investment manager with BlackRock from 1995 to 1997. Prior to joining BlackRock, Mr. Broughton was portfolio manager, director of research and a partner of Badgley, Phelps & Bell from 1996 to 2001, and was previously assistant portfolio manager and research analyst at Provident Investment Counsel from 1992 to 1996. Mr. Damm has served on the fund's manage-ment team since June 2000 and has been portfolio co-manager since June 2000 and Mr. Broughton since January 2001.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 fees paid by the fund
 for other expenses such
 as administration,
 transfer agency, custo-
 dy, professional fees
 and registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

                           Financial Highlights
                           The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indi-cates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distri-butions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                   Select Equity Portfolio



                                 Year      Year      Year      Year      Year
                                Ended     Ended     Ended     Ended     Ended
                               9/30/00   9/30/99   9/30/98   9/30/97   9/30/96
Net asset value at beginning
 of period                     $  20.76  $  17.00  $  17.50  $  13.56  $  11.88
                               --------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income             0.01      0.07      0.12      0.11      0.17
 Net gain on investments
  (both realized and
  unrealized)                      1.61      4.37      0.48      5.18      2.07
                               --------  --------  --------  --------  --------
  Total from investment
   operations                      1.62      4.44      0.60      5.29      2.24
                               --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income               (0.02)    (0.07)    (0.10)    (0.14)    (0.17)
 Distributions from net
  realized capital gains          (1.63)    (0.61)    (1.00)    (1.21)    (0.39)
                               --------  --------  --------  --------  --------
  Total distributions             (1.65)    (0.68)    (1.10)    (1.35)    (0.56)
                               --------  --------  --------  --------  --------
Net asset value at end of
 period                        $  20.73    $20.76  $  17.00  $  17.50  $  13.56
                               ========  ========  ========  ========  ========
Total return                       7.81%    26.61%     3.77%    42.12%    19.43%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)               $232,287  $223,215  $203,754  $174,418  $113,777
 Ratios of expenses to
  average net assets
 After
  advisory/administration fee
  waivers                          1.10%     1.10%     1.16%     1.09%     1.04%
 Before
  advisory/administration fee
  waivers                          1.10%     1.10%     1.16%     1.16%     1.17%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration fee
  waivers                          0.03%     0.37%     0.63%     0.93%     1.41%
 Before
  advisory/administration fee
  waivers                          0.03%     0.37%     0.63%     0.86%     1.28%
Portfolio turnover rate             103%       22%       27%       29%       55%

                                  ---------------------------------------------

             BlackRock
[GRAPHIC]    Index Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund invests all of its assets indirectly, through The U.S. Large Company Series (the Index Master Portfolio) of The DFA Invest-ment Trust Company, in the stocks of the S&P 500 Index using a passive invest-ment style that seeks to replicate the returns of the S&P 500 Index. The Index Master Portfolio normally invests at least 95% of its total assets in substan-tially all the stocks of the S&P 500 Index in approximately the same proportion as they are represented in the Index.

The Index Master Portfolio may invest some of its assets (generally not more than 5% of net assets) in certain short-term fixed income securities pending investment or to pay redeeming shareholders.

The Index Master Portfolio may, to the extent consistent with its investment objective, invest in index futures contracts and options on index futures con-tracts, commonly known as derivatives, to commit funds pending investment or to maintain liquidity. The Index Master Portfolio can borrow money to buy addi-tional securities. This practice can have the effects of increasing the fund's losses or gains.

Each of the Index Equity Portfolio and the Index Master Portfolio may lend some of its securities on a short-term basis in order to earn income. The fund and the Index Master Portfolio will receive collateral in cash or high-quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The investment objective of the Index Master Portfolio may not be changed without shareholder approval.


Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

 IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Index Investing: An
 investment strategy
 involving the creation
 of a portfolio tailored
 as closely as possible
 to match the composi-
 tion and investment
 performance of a spe-
 cific stock or bond
 market index. Index
 funds offer investors
 diversification among
 securities, low portfo-
 lio turnover and rela-
 tive predictability of
 portfolio composition.
 The Index Master Port-
 folio engages in index
 investing.

 Large Capitalization
 Companies: Capitaliza-
 tion refers to the mar-
 ket value of the com-
 pany and is calculated
 by multiplying the num-
 ber of shares outstand-
 ing by the current
 price per share. Larger
 companies may be more
 likely to have the
 staying power to get
 them through all eco-
 nomic cycles; however
 their size may also
 make them less flexible
 and innovative than
 smaller companies.

 S&P 500 Index: The
 Standard & Poor's Com-
 posite Stock Price
 Index, an unmanaged
 index of 500 stocks,
 most of which are
 listed on the New York
 Stock Exchange. The
 index is heavily
 weighted toward stocks
 with large market capi-
 talizations and repre-
 sents approximately
 two-thirds of the total
 market value of all
 domestic common stocks.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. The Index Master Portfolio is not actively managed and poor performance of a stock will ordinarily not result in its elimination from the Index Master Portfolio. The Index Master Portfolio will remain fully invested in stocks even when stock prices are generally falling. Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500 Index (including addi-tions or deletions resulting from mergers, reorganizations and similar trans-actions), and, to the extent necessary, to provide cash to pay redeeming shareholders. The investment performance of the Index Master Portfolio and the fund (not taking into account fund expenses) is expected to approximate the investment performance of the S&P 500 Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

The Index Master Portfolio's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the values of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
88

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Services Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500 Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.




As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------

                                    [GRAPH]

Best Quarter        1993                 9.44%
Q4 '98: 21.22%      1994                 0.57%
                    1995                36.70%
Worst Quarter       1996                21.99%
Q3 '98: -9.94%      1997                32.53%
                    1998                28.15%
                    1999                20.19%
                    2000                -9.60%

The bar for 1993 is based upon performance for Institutional Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                            Since    Inception
                             1 Year   3 Years   5 Years   Inception     Date
Index                        -9.60%   11.66%    17.62%     15.88%     04/20/92
S&P 500                      -9.11%   12.26%    18.33%     16.81%       N/A*

** The chart and the table both assume reinvestment of dividends and distribu-tions.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses*
(Expenses that are deducted from fund assets)

Advisory fees                             .025%
Other expenses                            .595%
  Service fees                             .15%
  Processing fees                          .15%
  Other                                   .295%
Total annual fund operating expenses       .62%
Fee waivers and expense reimbursements**   .03%
Net expenses**                             .59%

 * The Annual Fund Operating Expenses table and the Example reflect the expenses of both the Index Equity and Index Master Portfolios.

** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .615% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 111 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
Service Shares   $60    $196    $343     $771

Index Master Portfolio Management
Dimensional Fund Advisors Inc. (DFA) serves as investment adviser to the Index Master Portfolio. Investment decisions for the Index Master Portfolio are made by the Investment Committee of DFA, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of DFA who are elected annually. DFA provides the Index Master Portfolio with a trading department and selects brokers and dealers to effect securities transactions.



 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indi-cates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distri-butions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                      Index Equity Portfolio



                             Year         Year         Year         Year         Year
                            Ended        Ended        Ended        Ended        Ended
                           9/30/00      9/30/99      9/30/98      9/30/97      9/30/96
Net asset value at
 beginning of period       $  24.67     $  19.64     $  18.32     $  13.97     $  13.58
                           --------     --------     --------     --------     --------
Income from investment
 operations
 Net investment income         0.16         0.19         0.22         0.23         0.29
 Net gain on investments
  (both realized and
  unrealized)                  2.97         5.10         1.34         5.01         2.10
                           --------     --------     --------     --------     --------
  Total from investment
   operations                  3.13         5.29         1.56         5.24         2.39
                           --------     --------     --------     --------     --------
Less distributions
 Distributions from net
  investment income           (0.10)       (0.20)       (0.20)       (0.21)       (0.30)
 Distributions from net
  realized capital gains      (0.16)       (0.06)       (0.04)       (0.68)       (1.70)
                           --------     --------     --------     --------     --------
  Total distributions         (0.26)       (0.26)       (0.24)       (0.89)       (2.00)
                           --------     --------     --------     --------     --------
Net asset value at end of
 period                    $  27.54       $24.67     $  19.64     $  18.32     $  13.97
                           ========     ========     ========     ========     ========
Total return                  12.66%       26.96%        8.54%       39.58%       19.45%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $378,997     $354,283     $233,696     $193,319     $103,080
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  0.59%/1/     0.56%/1/     0.48%/1/     0.48%/1/     0.48%/1/
 Before
  advisory/administration
  fee waivers                  0.63%/1/     0.63%/1/     0.64%/1/     0.68%/1/     0.80%/1/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                  0.57%        0.80%        1.09%        1.41%        1.98%
 Before
  advisory/administration
  fee waivers                  0.54%        0.74%        0.93%        1.21%        1.67%
Portfolio turnover rate           8%/6/        5%/5/        9%/4/        4%/3/       18%/2/*

                                      -----------------------------------------

/1/Including expenses allocated from The U.S. Large Company Series of The DFA Investment Trust Company of 0.06% for the year ended 9/30/00, 0.06% for the year ended 9/30/99, 0.06% for the year ended 9/30/98, 0.07% for the year ended 9/30/97 and 0.12% for the year ended 9/30/96.
/2/For the period from October 1, 1995 through May 31, 1996.

/3/For period December 1, 1996 through November 30, 1997.
/4/For period December 1, 1997 through November 30, 1998.

/5/For period December 1, 1998 through September 30, 1999.

/6/For period December 1, 1999 through September 30, 2000.
*See footnotes to the financial statements of The DFA Investment Trust for the year ended November 30, 1996.

             BlackRock
[GRAPHIC]    Balanced
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Investment Goal
The fund seeks long-term capital appreciation--current income from fixed income securities is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund managers invest primarily in a blend of equity and fixed income securities selected to deliver returns through the combination of capital appreciation and current income. The equity and fixed income managers work together to determine an appropriate asset allocation strategy.

Equity Portion

The manager initially screens for "value" and "growth" stocks from the uni-verse of companies with market capitalization above $1 billion. In pursuit of this goal, the fund manager uses the S&P 500 Index as a benchmark and seeks to invest in stocks and market sectors in similar proportion to that index. The manager seeks to own securities in all sectors, but can overweight or under-weight securities within sectors as he identifies market opportunities. The portfolio manager will adjust the blend of value/growth stocks based on per-formance expectations. The fund will invest primarily in common stock but can also invest in preferred stock and securities convertible into common stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opin-ion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

Fixed Income Portion
The fixed income portion of the fund consists of a broad range of U.S. invest-ment grade bonds including U.S. Government bonds, mortgage-backed, asset-backed and corporate debt securities. The fund normally will invest at least 25% of its total assets in bonds. The fund may invest up to 10% of its total assets in bonds of foreign issuers. The fixed income team seeks bonds that will add value while controlling risk.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debtsecurities.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Investment Style:
 Refers to the guiding
 principle of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 balanced, meaning that
 the managers will
 choose both equity and
 fixed income securities
 for this fund.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.
92

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund also may invest in money market securities in order to achieve its invest-ment objective.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high-quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

The main risk of any investment in stocks is that values fluctuate in price.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a

 IMPORTANT DEFINITIONS


 S&P 500 Index: The
 Standard & Poor's Com-
 posite Stock Price
 Index, an unmanaged
 index of 500 common
 stocks, most of which
 are listed on the New
 York Stock Exchange.
 The Index is heavily
 weighted toward stocks
 with large market capi-
 talization and repre-
 sents approximately
 two-thirds of the total
 market value of all
 domestic common stocks.

 Sector: All stocks are
 classified into a cate-
 gory or sector such as
 utilities, consumer
 services, basic materi-
 als, capital equipment,
 consumer cyclicals,
 energy, consumer non-
 cyclicals, healthcare,
 technology, transporta-
 tion, finance and cash.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

 Value and Growth Compa-
 nies: All stocks are
 generally divided into
 the categories of
 "growth" or "value,"
 although there are
 times when a "growth
 fund" and a "value
 fund" may own the same
 stock. Value stocks are
 companies which appear
 to the manager to be
 undervalued by the mar-
 ket as measured by cer-
 tain financial formu-
 las. Growth stocks are
 companies whose earn-
 ings growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Because market conditions can vary, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively equity or fixed income securities may outperform this fund.

While the fund manager chooses stocks with a focus on attempting to minimize risk and chooses bonds of investment grade quality, there is no guarantee that prices won't move lower.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less regulation of foreign secu-rities markets.

On January 1, 1999, eleven European countries implemented a new currency unit call the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their sup-pliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they are also considered speculative, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Invest-ment grade ratings do not guarantee that bonds will not lose value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will
94
not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general mar-ket liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of los-ing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals it taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The chart shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of both the S&P 500 Index and a customized weighted index comprised of the returns of the S&P 500 Index (65%) and the Lehman Aggregate Index (35%), recognized unmanaged indices of stock and bond market performance, respectively. As with all such invest-ments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Investor A Shares of the fund, which were first issued in May 1990.



As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------

                                    [GRAPH]

Best Quarter        1991                22.45%
Q4 '98: 13.25%      1992                11.82%
                    1993                11.72%
Worst Quarter       1994                -3.39%
Q4 '00: -4.91%      1995                27.27%
                    1996                15.19%
                    1997                23.47%
                    1998                21.58%
                    1999                10.70%
                    2000                -6.41%

The bars for 1991-1993 are based upon performance for Investor A Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                            Since    Inception
                             1 Year   3 Years   5 Years   Inception     Date
Balanced                     -6.41%    8.00%    12.37%     12.92%     05/14/90
65% S&P 500/35% Leh.Ag.      -1.85%   10.19%    14.17%     13.73%       N/A*

 * For comparative purposes, the value of the indexes on 04/30/90 are used as the beginning values on 05/14/90.
** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
96

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .55%
Other expenses                           .60%
  Service fees                           .15%
  Processing fees                        .15%
  Other                                  .30%
Total annual fund operating expenses    1.15%
Fee waivers and expense reimbursements    --
Net expenses*                           1.15%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.16% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 111 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                1 Year 3 Years 5 Years 10 Years
Service Shares   $117   $365    $633    $1,398

Fund Management

The portfolio manager for the equity portion of the fund is R. Andrew Damm who has served as a Managing Director with BlackRock Advisors, Inc. (BlackRock) since 1997 and senior investment manager with BlackRock since 1995. Mr. Damm was a portfolio manager for PNC Bank from 1988 to 1995. He has been co-manager of the fund since 1996.

The co-managers for the fixed-income portion of the fund are Robert S. Kapito, who has been Vice Chairman of BlackRock Financial Management, Inc. (BFM) since 1988 and who has served as co-manager of the fund since 1995, and Keith T.Anderson, who has been a Managing Director at BFM since 1988. He has served as co-manager of the fund since 1995.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                             Balanced Portfolio



                                Year      Year      Year      Year      Year
                               Ended     Ended     Ended     Ended     Ended
                              9/30/00   9/30/99   9/30/98   9/30/97   9/30/96

Net asset value at beginning
 of period                    $  19.73  $  18.34  $  18.21  $  15.09  $  13.72
                              --------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income            0.42      0.42      0.42      0.45      0.42
 Net gain on investments
  (both realized and
  unrealized)                     1.11      2.18      1.34      3.64      1.49
                              --------  --------  --------  --------  --------
  Total from investment
   operations                     1.53      2.60      1.76      4.09      1.91
                              --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income              (0.41)    (0.42)    (0.38)    (0.45)    (0.41)
 Distributions from net
  realized capital gains         (0.70)    (0.79)    (1.25)    (0.52)    (0.13)
                              --------  --------  --------  --------  --------
  Total distributions            (1.11)    (1.21)    (1.63)    (0.97)    (0.54)
                              --------  --------  --------  --------  --------
Net asset value at end of
 period                       $  20.15    $19.73  $  18.34  $  18.21  $  15.09
                              ========  ========  ========  ========  ========
Total return                      7.78%    14.49%    10.43%    28.07%    14.11%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)              $197,633  $219,018  $176,557  $176,232  $134,121
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                     1.15%     1.16%     1.20%     1.14%     1.09%
 After
  advisory/administration
  fee waivers (excluding
  interest expense)               1.15%     1.16%     1.20%     1.14%     1.09%
 Before
  advisory/administration
  fee waivers                     1.15%     1.16%     1.20%     1.20%     1.20%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                     2.00%     2.14%     2.22%     2.68%     2.87%
 Before
  advisory/administration
  fee waivers                     2.00%     2.14%     2.22%     2.62%     2.76%
Portfolio turnover rate            176%      122%      134%      173%      275%

                             --------------------------------------------------
98

             BlackRock
[GRAPHIC]    Micro-Cap Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in micro-capital-ization companies (market capitalization between $25 million to $500 million) with earnings visibility and earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but can also invest in pre-ferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager is seeking micro-capitalization stocks which he believes have favorable and above-average earnings growth prospects. The manager screens for "growth" stocks from the universe of companies with market capitalization between $25 million and $500 million. Generally, only companies in the top 40% of the micro-cap sector with earnings growth visibility of 20% or higher will be considered appropriate investments. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportu-nity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pend-ing investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

 IMPORTANT DEFINITIONS


 Earnings Growth: The
 rate of growth in a
 companies earnings per
 share from period to
 period. Security ana-
 lysts attempt to iden-
 tify companies with
 earnings growth poten-
 tial because a pattern
 of earnings growth gen-
 erally causes share
 prices to increase.

 Earnings Visibility:
 Earnings visibility
 means positive earnings
 in the foreseeable
 future (generally
 defined as 2-3 years).
 Earnings growth poten-
 tial means the rate of
 earnings growth of
 which a company is
 capable. Earnings
 growth visibility of
 20% or more means earn-
 ings are forecasted to
 grow at a rate of 20%
 or higher in the fore-
 seeable future.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose revenue growth is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idend yields and sell
 at relatively high
 prices in relation to
 their earnings and book
 value. Value stocks are
 companies that appear
 to the manager to be
 undervalued by the mar-
 ket as measured by cer-
 tain financial formu-
 las.

 IMPORTANT DEFINITIONS


 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 micro-cap, referring to
 the type of securities
 the manager will choose
 for this fund.

 Micro-Cap Companies:
 This asset class con-
 tains the smallest cap-
 italized companies. The
 fund defines a "micro-
 cap" company as one
 with total capitaliza-
 tion of $25 million to
 $500 million.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

The Micro-Cap Equity Portfolio was closed to new investors as of 4 p.m., December 23, 1999. Shareholders as of 4 p.m., December 23, 1999 may make addi-tional investments. The fund may re-open to new investors in the future.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

There are certain risks with investing in micro-cap securities. Micro-cap com-panies will normally have more limited product lines, markets and financial resources and will be more dependent on a more limited management group than companies with larger capitalizations. In addition, it is more difficult to get information on micro-cap companies, which tend to be less well known, do not have significant ownership by large investors and are followed by rela-tively few securities analysts. The securities of micro-cap companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies. There have been instances of fraud in the micro-cap market. The fund may suffer losses due to fraudulent activity in the market in which it invests.

An important consideration: In certain investment cycles and over certain holding periods, an equity fund that invests in micro-cap stocks may perform above or below the market. The fund should be considered an aggressive alloca-tion within an overall investment strategy; it is not intended to be used as a complete investment program.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to pro-duce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to have above average earn-ings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Wilshire Micro-cap Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.




As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

                                    [GRAPH]

Best Quarter        1999                 220.64%
Q4' 99: 69.29%      2000                  -8.06%

Worst Quarter
Q4' 00: -23.32%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                      Since      Inception
                                           1 Year   Inception       Date
Micro-Cap                                  -8.06%     65.37%     05/01/98
Wilshire Quantum Micro Cap                 -7.98%      2.32%     05/01/98

* The chart and the table both assume reinvestment of dividends and distribu-tions.

One factor impacting the fund's total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund's investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            1.10%
Other expenses                            .61%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .31%
Total annual fund operating expenses     1.71%
Fee waivers and expense reimbursements*    --
Net expenses*                            1.71%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.78% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
Service Shares   $174   $539    $928    $2,019

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advi-sors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: William Wykle, Managing Director of BlackRock since 1995, Thomas Callan, Managing Director of BlackRock since 1996, and Michael Carey, a Vice President since 2000 and an equity analyst at BlackRock since 1996. Prior to joining BlackRock, William Wykle served as an investment manager for PNC Bank from 1986 to 1995, Thomas Callan served as an equity analyst for PNC Bank from 1993 to 1996, and Michael Carey was a fixed income analyst for PNC Bank from 1993 to 1996. William Wykle and Thomas Callan have been portfolio co-man-agers since inception, and Michael Carey since October 1999.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                             Micro-Cap Equity Portfolio



                                                   For the
                                                    Period
                               Year      Year     5/01/98/1/
                               Ended     Ended     through
                              9/30/00   9/30/99    9/30/98
Net asset value at beginning
 of period                    $24.64    $ 9.38      $10.00
                              ------    ------      ------
Income from investment
 operations
 Net investment (loss)         (0.07)    (0.07)      (0.02)
 Net gain (loss) on
  investments (both realized
  and unrealized)              23.81     15.33       (0.60)
                              ------    ------      ------
  Total from investment
   operations                  23.74     15.26       (0.62)
                              ------    ------      ------
Less distributions
 Distributions from net
  realized capital gains       (3.30)      - -         - -
                              ------    ------      ------
  Total distributions          (3.30)      - -         - -
                              ------    ------      ------
Net asset value at end of
 period                       $45.08    $24.64      $ 9.38
                              ======    ======      ======
Total return                  102.98%   162.41%      (6.10)%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)              $2,824    $  690      $   69
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                   1.75%     1.73%       1.68%/2/
 Before
  advisory/administration
  fee waivers                   1.75%     1.92%       3.01%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                  (0.20)%   (1.00)%     (0.61)%/2/
 Before
  advisory/administration
  fee waivers                  (0.20)%   (1.19)%     (1.94)%/2/
Portfolio turnover rate          445%      346%        119%

                             --------------------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.

             About Your Investment
[GRAPHIC]

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--------------------------------------------------------------------------------

Buying Shares

Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, cer-tain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 and investors that partic-ipate in the Capital Directions SM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institu-tions on behalf of their customers. Service Shares are normally purchased through a customer's account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemp-tions will be sent to the institutions. A customer's ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contract their institutions.

Purchase orders may be placed through PFPC, the Company's transfer agent, by calling (800) 441-7450.

--------------------------------------------------------------------------------

What Price Per Share
Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.

The funds' investments are valued based on market value, or where market quota-tions are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amor-tized cost method.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time) on each day the NYSE is open will

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be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. For-eign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

_______________________________________________________________________________

Paying for Shares

Payment for Service Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following PFPC's receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible invest-ments for the respective fund.

_______________________________________________________________________________

How Much is the
Minimum Investment

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The Company may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

_______________________________________________________________________________

Distribution and
Service Plan

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain services provided to its shareholders. The Company does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Company also may enter into arrangements with brokers, dealers, financial institutions and industry profes-sionals (Service Organiza-tions) (including PNC Bank and its affiliates).









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Under these arrangements, Service Organizations will provide certain support services to their customers who own Service Shares. The Company may pay a shareholder servicing fee of up to .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers.

In return for the fee, Service Organizations may provide one or more of the following services to their customers who own Service Shares:

    (1) Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;
    (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
    (3) Providing other similar shareholder liaison services.

For a separate shareholder processing fee paid by all Service Shares of up to
 .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

    (1) Processing purchase and redemption requests from customers and plac-ing orders with the Company's transfer agent or the Company's dis-tributor;
    (2) Processing dividend payments from the Company on behalf of customers;
    (3) Providing sub-accounting for Service Shares beneficially owned by customers or the information necessary for sub-accounting; and
    (4) Providing other similar services.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of share-holder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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--------------------------------------------------------------------------------

Master-Feeder
Structure

The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, invests all of its assets in the Index Master Portfolio. The Index Equity Portfolio may with-draw its investment in the Index Master Portfolio at any time on 30 days notice to the Index Master Portfolio if the Board of Trustees of the Company deter-mines that it is in the best interest of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action to take. It might, for example, invest all the assets of the Index Equity Portfolio in another mutual fund having the same investment objective as the Index Equity Portfolio or hire an investment adviser to manage the Index Equity Portfolio's assets.

________________________________________________________________________________

Selling Shares

Customers of institutions may redeem Service Shares in accordance with the pro-cedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders to PFPC and crediting their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates the certificates must accompany the redemption request.

Institutions may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions com-municated by telephone are genuine. The fund and its service providers will not be liable for any loss; liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custo-dian is closed is normally wired in Federal funds on the next business day



108
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following redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemp-tion payments is imposed by the Company, although institutions may charge their customer accounts for redemption services. Information relating to such redemp-tion services and charges, if any, should be obtained by customers from their institutions.

Persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with the PNC(R) Fund may redeem for cash some or all of their shares of a fund at any time by sending a written redemption request in proper form to BlackRock Funds, c/o PFPC Inc., P.O. Box 8950, Wilmington, DE 19899-8950. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.

The fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the share-holder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds c/o PFPC, P.O. Box 8950, Wilmington, DE 19899-8950.

The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC(R) Fund may also purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.
                                                                            109
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If a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group) no longer meets the eligibil-ity standards for purchasing Service Shares, then the shareholder's Service Shares will be converted to Investor A Shares of the same fund having the same total net asset value as the shares converted. Investor A Shares are currently authorized to bear additional service and distribution fees at the total annual rate of .20% of average daily net assets. If a shareholder acquiring Service Shares on or after May 1, 1998 later becomes eligible to purchase Institutional Shares (other than due to changes in market value), then the shareholder's Service Shares will be converted to Institutional Shares of the same fund hav-ing the same total net asset value as the shares converted.

________________________________________________________________________________

The Company's Rights

The Company may:

    .Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940,

    .Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third para-graph in the section "Selling Shares" above,

    .Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
    .Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.

________________________________________________________________________________

Accounts with Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed. If a customer has agreed with an institution to maintain a minimum balance in his or her account, and

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--------------------------------------------------------------------------------

the balance in the account falls below the minimum, the customer may be obli-gated to redeem all or part of his or her shares in the fund to the extent nec-essary to maintain the minimum balance required.

--------------------------------------------------------------------------------

Market Timing

The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you there-fore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.

--------------------------------------------------------------------------------

Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $203.8 billion of assets under man-agement as of December 31, 2000. BlackRock, Inc. is a majority-owned subsidiary of the PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock International, Ltd. (BIL), an affiliate of BlackRock located at 7 Castle Street, Edinburgh, Scotland EH2 3AH, acts as co-adviser and sub-adviser to the Company. The only fund not managed by BlackRock or BIL is the Index Equity Portfolio, which invests all of its assets in the Index Master Portfolio. The Index Master Port-folio is advised by Dimensional Fund Advisors Inc. (DFA), located at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. DFA was organized in May 1981 and provides investment management services to institutional investors. As of





                                                                            111
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--------------------------------------------------------------------------------

November 30, 2000, DFA had over $32 billion in assets under management.

For their investment advisory and sub-advisory services, BlackRock, BIL and DFA, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2000, the aggre-gate advisory fees paid by the funds to BlackRock, or BIL, as applicable, as a percentage of average daily net assets were:

  Large Cap Value Equity          0.52%
  Large Cap Growth Equity         0.53%
  Mid-Cap Value Equity            0.80%
  Mid-Cap Growth Equity           0.80%
  Small Cap Value Equity          0.55%
  Small Cap Growth Equity         0.51%
  Global Science & Technology     0.05%
  European Equity                  --
  Asia Pacific Equity              --
  International Equity            0.73%
  International Emerging Markets  1.25%
  International Small Cap Equity  0.90%
  Select Equity                   0.53%
  Balanced                        0.55%
  Micro-Cap Equity                1.10%

For the fiscal year ended November 30, 2000, the Index Master Portfolio paid DFA an aggregate advisory fee of .025% of average daily net assets.

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee for the Large Cap Value Equity, Large Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity and Balanced Portfolios (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          .550%
  $1 billion-$2 billion     .500%
  $2 billion-$3 billion     .475%
  more than $3 billion      .450%

112

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--------------------------------------------------------------------------------

Total Annual Advisory Rate for the Mid-Cap Value Equity, Mid-Cap Growth Equity and Global Communications Portfolios (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          .800%
  $1 billion-$2 billion     .700%
  $2 billion-$3 billion     .675%
  more than $3 billion      .625%

Total Annual Advisory Fee for the Global Science & Technology, European Equity and Asia Pacific Equity Portfolios (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          .900%
  $1 billion-$2 billion     .850%
  $2 billion-$3 billion     .800%
  more than $3 billion      .750%

Total Annual Advisory Fee for the International Equity Portfolio (Before
Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          .750%
  $1 billion-$2 billion     .700%
  $2 billion-$3 billion     .675%
  more than $3 billion      .650%

Total Annual Advisory Rate for the International Emerging Markets Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          1.250%
  $1 billion-$2 billion     1.200%
  $2 billion-$3 billion     1.155%
  more than $3 billion      1.100%

Total Annual Advisory Rate for the International Small Cap Equity Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          1.00%
  $1 billion-$2 billion     .950%
  $2 billion-$3 billion     .900%
  more than $3 billion      .850%

 IMPORTANT DEFINITIONS

 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds are Black-
 Rock Advisors, Inc. and
 BlackRock International
 Ltd.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds except the
 Index Equity, Interna-
 tional Equity, Interna-
 tional Emerging Markets
 and International Small
 Cap Equity Portfolios
 is BlackRock Financial
 Management, Inc. The
 sub-adviser for the
 International Equity,
 International Emerging
 Markets and Interna-
 tional Small Cap Equity
 Portfolios is BlackRock
 International, Ltd.

                                                                            113
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--------------------------------------------------------------------------------

Total Annual Advisory Fee for the Micro-Cap Equity Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          1.10%
  $1 billion-$2 billion     1.05%
  $2 billion-$3 billion     1.025%
  more than $3 billion      1.00%

[need to add Global Communications disclosure]

The Index Master Portfolio pays DFA a maximum annual advisory fee of .025% of its average daily net assets.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed to cap each fund's net expenses at the levels shown in that fund's expense table.

To achieve this cap, BlackRock or BIL, as applicable, and the Company have entered into expense limitation agreements. The agreements set a limit on cer-tain of the operating expenses of each fund through February 1, 2002 and require BlackRock or BIL, as applicable, to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses sepa-rately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Large Cap Value Equity           .630%
  Large Cap Growth Equity          .650%
  Mid-Cap Value Equity             .995%
  Mid-Cap Growth Equity            .995%
  Small Cap Value Equity           .705%
  Small Cap Growth Equity          .690%
  Global Science and Technology   1.025%
  Global Communications            .925%
  European Equity                 1.275%
  Asia Pacific Equity             1.275%
  International Equity             .900%
  International Emerging Markets  1.565%
  International Small Cap Equity  1.155%
  Select Equity                    .645%
  Index Equity                     .150%
  Balanced                         .690%
  Micro-Cap Equity                1.305%







114
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--------------------------------------------------------------------------------

If within two years following a waiver or reimbursement the operating expenses of a fund that previously receive a waiver or reimbursement from BlackRock or BIL, as applicable, are less than the expense limit for that fund, the fund is required to repay BlackRock or BIL, as applicable, up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock or BIL, as applicable, continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock or BIL, as applicable, at the previous quarterly meeting of the Board.

--------------------------------------------------------------------------------

                                                                   Dividends and
                                                                   Distributions

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are paid within 10 days after the end of each quarter. The Company's Board of Trustees may change the timing of dividend payments.

Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to share-holders at least annually at a date determined by the Company's Board of Trust-ees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

The Index Equity Portfolio seeks its investment objective by investing all of its assets in the Index Master Portfolio (which is taxable as a partnership for federal income tax purposes). The Index Equity Portfolio is allocated its dis-tributive share of the income, gains (including capital gains), losses, deduc-tions and credits of the Index Master Portfolio. The Index Equity Portfolio's distributive share of such items, plus gain, if any, on the redemption of shares of the Index Master Portfolio, less the Index Equity Portfolio's expenses incurred in operations will constitute the Index Equity Portfolio's net income from which dividends are distributed as described above.







                                                                            115
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--------------------------------------------------------------------------------


Taxation of
Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gain, regardless of how long a shareholder has owned shares. All other distributions will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

If more than half of the total asset value of a fund is invested in foreign stock or securities, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case, each shareholders would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.

Distributions paid by a fund with respect to certain qualifying dividends received by the Fund from domestic corporations may be eligible for the corpo-rate dividends received deduction.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

________________________________________________________________________________

Important Notice Regarding Delivery of Shareholder Documents

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

________________________________________________________________________________

Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's elec-tronic access program.





116
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--------------------------------------------------------------------------------

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:

1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.

2) Log on to www.investordelivery.com.

3) Enter your assigned enrollment number plus the four-digit personal identifi-cation number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the informa-tion that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:

1) Log on to http://funds.blackrock.com.

2) Click on Electronic Delivery icon on either side of your screen.

3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For more information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference.
More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Reports
These reports contain additional information about each of the fund's investments. The annual report describes the funds' performance, lists portfolio holdings and discusses recent market conditions, economic trends and fund investment strategies that significantly affected each of the fund's performance for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information dated January 28, 2001 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling (800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 5:30 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7450

Purchases and Redemptions
Call your registered representative or (800) 441-7450.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC Inc., P.O. Box 8950, Wilmington, DE 19899-8950
Street Address: BlackRock Funds, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

[LOGO OF BLACKROCK FUNDS] (SM)

Bond Portfolios
=======================================
I N V E S T O R   S H A R E S

BlackRock Funds (SM) is a mutual fund family with 42 investment portfolios, 16 of which are described in this prospectus. BlackRock Funds are sold principally through licensed investment professionals.





P R O S P E C T U S

January 28, 2001

[LOGO OF BLACKROCK FUNDS] (SM)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC-  |   May lose value
INSURED    |   No bank guarantee

Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find the information you need........................................   1
THE BLACKROCK BOND FUNDS
Low Duration Bond...........................................................   2
Intermediate Government Bond................................................  10
Intermediate Bond...........................................................  17
Core Bond Total Return......................................................  24
Core PLUS Total Return......................................................  32
Government Income...........................................................  40
GNMA Portfolio..............................................................  47
Managed Income..............................................................  54
International Bond..........................................................  62
High Yield Bond.............................................................  70
Tax-Free Income.............................................................  79
Delaware Tax-Free Income....................................................  87
Ohio Tax-Free Income........................................................  95
Kentucky Tax-Free Income.................................................... 103
New Jersey Tax-Free Income.................................................. 111
Pennsylvania Tax-Free Income................................................ 119

About Your Investment

How to Buy/Sell Shares...................................................... 136
Dividends/Distributions/Taxes............................................... 140
Services for Shareholders................................................... 143

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on 16 of the BlackRock Bond funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the prospectus, ask your registered repre-sentative for help. Your investment professional has been trained to help you decide which investments are right for you.

             BlackRock
[GRAPHIC]    Low Duration Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the one to five year maturity range. The fund normally invests at least 80% of its total assets in bonds diversified among several categories. The fund manager may also invest up to 20% of the fund's total assets in non-investment grade bonds or convertible securities with a minimum rating of "B" and up to 20% of its total assets in bonds of foreign issuers. The fund manager selects securities from several categories including: U.S. Treasuries and agency securities, asset-backed securities, CMOs, corporate bonds and commer-cial mortgage-backed securities.

The management team evaluates categories of the bond market and individual securities within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security's rating falls below "B", the manager will decide whether to con-tinue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive inter-

 IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.
 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.
 Collateralized Mortgage
 Obligations (CMO):
 Bonds that are backed
 by cash flows from
 pools of mortgages.
 CMOs may have multiple
 classes with different
 payment rights and
 protections.
 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.
 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.
 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

est or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the

 IMPORTANT DEFINITIONS


 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

 Merrill Lynch 1-3 Year
 Treasury Index: An
 unmanaged index com-
 prised of Treasury
 securities with maturi-
 ties of from 1 to 2.99
 years.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national curren-cies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and diffi- culties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.
4

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 20% of its total assets in high yield securities and all such securities must be rated "B" or higher at the time of purchase by at least one major rating agency. A "B" rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, pos-itively or negatively, to reflect new developments regarding the issuer. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. Also, the market for high yield securi-ties is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in July 1992. Investor A Shares were launched in January 1996, Investor B Shares were launched in November 1996 and Investor C Shares were launched in February 1997. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.


                                  [GRAPH]

As of 12/31          Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 3.26%

Worst Quarter
Q1 '94: -0.18%
                                  93     5.66%
                                  94     1.39%
                                  95    10.51%
                                  96     4.53%
                                  97     5.56%
                                  98     6.14%
                                  99     3.57%
                                  00     7.76%

The bars for 1993-1996 are based upon performance for Institutional Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                           Since     Inception
                            1 Year    3 Years   5 Years  Inception     Date
Low Duration Bond; Inv A     4.55%     4.74%     4.86%     5.09%     07/17/92
Low Duration Bond; Inv B     2.58%     3.95%     4.53%     5.09%     07/17/92
Low Duration Bond; Inv C     5.96%     5.02%     4.86%     5.09%     07/17/92
ML 1-3 Yr. Treasury          8.00%     6.00%     5.92%     5.75%       N/A*

These returns assume payment of applicable sales charges.

 * For comparative purposes, the value of the index on 07/31/92 is used as the beginning value on 07/17/92.
** The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           3.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales
 Charge (Load)                   0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares

Advisory fees                              .50%     .50%     .50%
Distribution (12b-1) fees                  .10%     .75%     .75%
Interest expense                          1.87%    1.87%    1.87%
Other expenses                             .80%     .80%     .80%
  Service fees                             .25%     .25%     .25%
  Processing fees                          .15%     .15%     .15%
  Other                                    .40%     .40%     .40%
Total annual fund operating
 expenses                                 3.27%    3.92%    3.92%
Fee waivers and expense reimbursements*    .38%     .28%     .28%
Net expenses*                             2.89%    3.64%    3.64%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.02% (excluding interest expense) (for Investor A Shares) and 1.77% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $583  $1,242  $1,924  $3,735
B Shares**
   Redemption     $816  $1,520  $2,190  $3,917***
B Shares
   No Redemption  $366  $1,170  $1,990  $3,917***
C Shares**
   Redemption     $466  $1,170  $1,990  $4,121
C Shares
   No Redemption  $366  $1,170  $1,990  $4,121

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your Shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1992, Keith Anderson since 1992 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since inception, Keith Anderson since 1999 and Rajiv Sobti since 1999.
8

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                          Low Duration Bond Portfolio

                                 INVESTOR A SHARES                           INVESTOR B SHARES
                                                          For the     For the
                                                          Period      Period
                       Year     Year     Year     Year    4/1/96      1/12/96      Year     Year     Year
                       Ended    Ended    Ended    Ended   through     through      Ended    Ended    Ended
                      9/30/00  9/30/99  9/30/98  9/30/97  9/30/96     3/31/96     9/30/00  9/30/99  9/30/98
 Net asset value
  at beginning of
  period              $ 9.82   $10.03   $ 9.89   $ 9.79   $ 9.79      $ 9.91      $ 9.82   $10.03   $ 9.89
                      ------   ------   ------   ------   ------      ------      ------   ------   ------
 Income from
  investment
  operations
 Net investment
  income                0.55     0.54     0.51     0.52     0.25        0.10        0.48     0.45     0.41
 Net gain (loss)
  on investments
  (both realized
  and unrealized)        - -    (0.21)    0.14     0.09    (0.01)      (0.12)        - -    (0.19)    0.17
                      ------   ------   ------   ------   ------      ------      ------   ------   ------
  Total from
   investment
   operations           0.55     0.33     0.65     0.61     0.24       (0.02)       0.48     0.26     0.58
                      ------   ------   ------   ------   ------      ------      ------   ------   ------
 Less
  distributions
 Distributions
  from net
  investment
  income               (0.55)   (0.54)   (0.51)   (0.51)   (0.24)      (0.10)      (0.48)   (0.47)   (0.44)
                      ------   ------   ------   ------   ------      ------      ------   ------   ------
  Total
   distributions       (0.55)   (0.54)   (0.51)   (0.51)   (0.24)      (0.10)      (0.48)   (0.47)   (0.44)
                      ------   ------   ------   ------   ------      ------      ------   ------   ------
 Net asset value
  at end of
  period              $ 9.82   $ 9.82   $10.03   $ 9.89   $ 9.79      $ 9.79      $ 9.82   $ 9.82   $10.03
                      ======   ======   ======   ======   ======      ======      ======   ======   ======
 Total return/3/        5.80%    3.42%    6.78%    6.39%    2.46%      (0.15)%      5.01%    2.65%    5.99%
 Ratios/Supplemental
  data
 Net assets at
  end of
  period (in
  thousands)          $2,512   $2,594   $2,850   $1,079   $  938      $  719      $8,142   $7,549   $  398
 Ratios of
  expenses to
  average net
  assets
  After advisory/
   administration
   fee waivers          2.94%    2.79%    2.32%    2.02%    1.12%/2/    1.34%/2/    3.66%    3.41%    3.08%
  After advisory/
   administration
   fee waivers
   (excluding
   interest
   expense)             1.02%    1.02%    1.02%    1.02%    1.02%/2/    1.01%/2/    1.77%    1.75%    1.76%
  Before
   advisory/
   administration
   fee waivers          3.22%    3.07%    2.72%    2.35%    1.40%/2/    1.54%/2/    3.94%    3.67%    3.48%
 Ratios of net
  investment
  income to
  average net
  assets
  After advisory/
   administration
   fee waivers          5.69%    5.38%    5.29%    4.72%    5.10%/2/    4.61%/2/    4.93%    4.59%    4.50%
  Before
   advisory/
   administration
   fee waivers          5.41%    5.10%    4.89%    4.39%    4.82%/2/    4.41%/2/    4.65%    4.34%    4.10%
 Portfolio
  turnover rate          182%     177%     227%     371%     228%        185%        182%     177%     227%

                               INVESTOR C SHARES
                        For the                                For the
                        Period                                  Period
                      11/18/96/1/    Year    Year     Year    2/24/97/1/
                        through      Ended   Ended    Ended    through
                        9/30/97     9/30/00 9/30/99  9/30/98   9/30/97
 Net asset value
  at beginning of
  period                $ 9.86       $9.82  $10.03   $ 9.89     $ 9.87
                      ------------- ------- -------- -------- ------------
 Income from
  investment
  operations
 Net investment
  income                  0.41        0.48    0.46     0.44       0.26
 Net gain (loss)
  on investments
  (both realized
  and unrealized)          - -         - -   (0.20)    0.14       0.02
                      ------------- ------- -------- -------- ------------
  Total from
   investment
   operations             0.41        0.48    0.26     0.58       0.28
                      ------------- ------- -------- -------- ------------
 Less
  distributions
 Distributions
  from net
  investment
  income                 (0.38)      (0.48)  (0.47)   (0.44)     (0.26)
                      ------------- ------- -------- -------- ------------
  Total
   distributions         (0.38)      (0.48)  (0.47)   (0.44)     (0.26)
                      ------------- ------- -------- -------- ------------
 Net asset value
  at end of
  period                $ 9.89       $9.82  $ 9.82   $10.03     $ 9.89
                      ============= ======= ======== ======== ============
 Total return/3/          4.31%       5.01%   2.65%    5.99%      2.91%
 Ratios/Supplemental
  data
 Net assets at
  end of
  period (in
  thousands)            $   13       $ 807  $1,570   $  342     $   72
 Ratios of
  expenses to
  average net
  assets
  After advisory/
   administration
   fee waivers            2.19%/2/    3.69%   3.47%    2.98%      2.23%/2/
  After advisory/
   administration
   fee waivers
   (excluding
   interest
   expense)               1.73%/2/    1.77%   1.77%    1.75%      1.72%/2/
  Before
   advisory/
   administration
   fee waivers            2.52%/2/    3.97%   3.72%    3.38%      2.56%/2/
 Ratios of net
  investment
  income to
  average net
  assets
  After advisory/
   administration
   fee waivers            4.50%/2/    4.96%   4.62%    4.47%      4.49%/2/
  Before
   advisory/
   administration
   fee waivers            4.17%/2/    4.68%   4.37%    4.07%      4.16%/2/
 Portfolio
  turnover rate            371%        182%    177%     227%       371%

             ------------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

             BlackRock
[GRAPHIC]    Intermediate Government
             Bond Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in the highest rated intermediate government and agency bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds issued or guaranteed by the U.S. Government and its agen-cies. The fund defines intermediate bonds as those with maturities of between two and ten years.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

The management team evaluates categories of the government/agency market and individual bonds within these categories. The manager selects bonds from sev-eral categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund mea-sures its performance against the Lehman Brothers Intermediate Government Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unaccept-able when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Lehman Brothers Inter-
 mediate Government
 Index: An unmanaged
 index comprised of
 Treasury and Agency
 issues from the more
 comprehensive Lehman
 Aggregate Index. This
 index concentrates on
 intermediate maturity
 bonds and thus excludes
 all maturities from the
 broader index below one
 year and above 9.9
 years.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the Fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuations) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, rein-vestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

 IMPORTANT DEFINITIONS



 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by the full faith and credit of the United States. Others are supported by the right of the issuer to borrow from the Treasury, and others are sup-ported only by the credit of the entity. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its con-tractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
12

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indica-tion of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. Investor A Shares were launched in May 1992 and Investor B and C Shares were launched in October 1996. The performance for Investor B Shares for the period before they were launched is based upon performance for Insti-tutional and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institu-tional and Investor A Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

                                  [GRAPH]

As of 12/31                    Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q1 '95:  4.42%

Worst Quarter
Q1 '94: -2.45%

                                  93     7.68%
                                  94    -3.60%
                                  95    13.53%
                                  96     3.83%
                                  97     7.23%
                                  98     7.13%
                                  99     0.46%
                                  00     9.72%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                             Since   Inception
                                 1 Year   3 Years  5 Years Inception   Date
Intermediate Govt. Bond; Inv A    5.30%    4.28%    4.76%    5.40%   04/20/92
Intermediate Govt. Bond; Inv B    4.42%    3.80%    4.61%    5.50%   04/20/92
Intermediate Govt. Bond; Inv C    7.92%    4.88%    4.94%    5.50%   04/20/92
LB Intermediate Govt.            10.47%    6.39%    6.18%    8.32%     N/A

** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
These returns assume payment of applicable sales charges.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                                      A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*
 (as percentage of offering
 price)                                 4.0%    0.0%    0.0%
Maximum Deferred Sales Charge (Load)    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares
Advisory fees                              .50%     .50%     .50%
Distribution (12b-1) fees                  .10%     .75%     .75%
Interest expense                           .42%     .42%     .42%
Other expenses                             .78%     .78%     .78%
  Service fees                             .25%     .25%     .25%
  Processing fees                          .15%     .15%     .15%
  Other                                    .38%     .38%     .38%
Total annual fund operating
 expenses                                 1.80%    2.45%    2.45%
Fee waivers and expense reimbursements*    .31%     .21%     .21%
Net expenses*                             1.49%    2.24%    2.24%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (excluding interest expense) (for Investor A Shares) and 1.82% (excluding interest expenses) (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $546    $915  $1,308  $2,407
B Shares**
   Redemption     $677  $1,094  $1,487  $2,535***
B Shares
   No Redemption  $227    $744  $1,287  $2,535***
C Shares**
   Redemption     $327    $744  $1,287  $2,770
C Shares
   No Redemption  $227    $744  $1,287  $2,770

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

               Intermediate Government Bond Portfolio

                                        INVESTOR A SHARES
                              Year     Year     Year     Year     Year
                              Ended    Ended    Ended    Ended    Ended
                             9/30/00  9/30/99  9/30/98  9/30/97  9/30/96
 Net asset value
  at beginning of
  period                     $ 9.89   $10.48   $10.11   $ 9.92   $10.03
                             ------   ------   ------   ------   ------
 Income from
  investment
  operations
 Net investment
  income                       0.55     0.54     0.53     0.54     0.55
 Net gain (loss)
  on investments
  (both realized
  and unrealized)              0.02    (0.51)    0.38     0.19    (0.13)
                             ------   ------   ------   ------   ------
  Total from
   investment
   operations                  0.57     0.03     0.91     0.73     0.42
                             ------   ------   ------   ------   ------
 Less
  distributions
 Distributions
  from net
  investment
  income                      (0.54)   (0.54)   (0.54)   (0.54)   (0.53)
 Distributions
  from net
  realized
  capital gains               (0.01)   (0.08)     - -      - -      - -
                             ------   ------   ------   ------   ------
  Total
   distributions              (0.55)   (0.62)   (0.54)   (0.54)   (0.53)
                             ------   ------   ------   ------   ------
 Net asset value
  at end of period           $ 9.91   $ 9.89   $10.48   $10.11   $ 9.92
                             ======   ======   ======   ======   ======
 Total return/3/               6.05%    0.28%    9.32%    7.57%    4.36%
 Ratios/Supplemental
  data
 Net assets at end
  of period (in
  thousands)                 $9,262   $7,239   $7,972   $5,374   $5,903
 Ratios of
  expenses to
  average
  net assets
  After
   advisory/administration
   fee waivers                 1.47%    1.25%    1.09%    1.14%    1.14%
  After
   advisory/administration
   fee waivers
   (excluding
   interest
   expense                     1.08%    1.06%    1.05%    1.02%    0.95%
  Before advisory/
   administration
   fee waivers                 1.69%    1.46%    1.35%    1.45%    1.44%
 Ratios of net
  investment
  income
  to average net
  assets
  After advisory/
   administration
   fee waivers                 5.66%    5.29%    5.33%    5.42%    5.45%
  Before advisory/
   administration
   fee waivers                 5.45%    5.08%    5.07%    5.11%    5.16%
 Portfolio
  turnover rate                 131%     191%     272%     291%     580%

                                      INVESTOR B SHARES                        INVESTOR C SHARES
                                                           For the                                 For the
                                                           Period                                   Period
                              Year     Year      Year    10/11/96/1/    Year    Year      Year    10/8/96/1/
                              Ended    Ended     Ended     through      Ended   Ended     Ended    through
                             9/30/00  9/30/99   9/30/98    9/30/97     9/30/00 9/30/99   9/30/98   9/30/97
 Net asset value
  at beginning of
  period                     $ 9.89   $10.48    $10.11     $ 9.98       $9.89  $10.48    $10.11     $ 9.98
                             -------- --------- -------- ------------- ------- --------- -------- ------------
 Income from
  investment
  operations
 Net investment
  income                       0.49     0.46      0.47       0.45        0.48    0.46      0.47       0.45
 Net gain (loss)
  on investments
  (both realized
  and unrealized)              0.01    (0.51)     0.37       0.13        0.02   (0.51)     0.37       0.13
                             -------- --------- -------- ------------- ------- --------- -------- ------------
  Total from
   investment
   operations                  0.50    (0.05)     0.84       0.58        0.50   (0.05)     0.84       0.58
                             -------- --------- -------- ------------- ------- --------- -------- ------------
 Less
  distributions
 Distributions
  from net
  investment
  income                      (0.47)   (0.46)    (0.47)     (0.45)      (0.47)  (0.46)    (0.47)     (0.45)
 Distributions
  from net
  realized
  capital gains               (0.01)   (0.08)      - -        - -       (0.01)  (0.08)      - -        - -
                             -------- --------- -------- ------------- ------- --------- -------- ------------
  Total
   distributions              (0.48)   (0.54)    (0.47)     (0.45)      (0.48)  (0.54)    (0.47)     (0.45)
                             -------- --------- -------- ------------- ------- --------- -------- ------------
 Net asset value
  at end of period           $ 9.91   $ 9.89    $10.48     $10.11       $9.91  $ 9.89    $10.48     $10.11
                             ======== ========= ======== ============= ======= ========= ======== ============
 Total return/3/               5.26%   (0.47)%    8.51%      5.94%       5.26%  (0.47)%    8.51%      5.94%
 Ratios/Supplemental
  data
 Net assets at end
  of period (in
  thousands)                 $1,398   $  809    $  361     $   28       $ 598  $  468    $  299     $   51
 Ratios of
  expenses to
  average
  net assets
  After
   advisory/administration
   fee waivers                 2.24%    1.97%     1.84%      1.90%/2/    2.23%   2.00%     1.81%      1.78%/2/
  After
   advisory/administration
   fee waivers
   (excluding
   interest
   expense                     1.81%    1.80%     1.79%      1.77%/2/    1.81%   1.81%     1.78%      1.71%/2/
  Before advisory/
   administration
   fee waivers                 2.45%    2.19%     2.10%      2.21%/2/    2.44%   2.22%     2.07%      2.09%/2/
 Ratios of net
  investment
  income
  to average net
  assets
  After advisory/
   administration
   fee waivers                 4.96%    4.57%     4.61%      4.62%/2/    4.87%   4.56%     4.48%      4.50%/2/
  Before advisory/
   administration
   fee waivers                 4.75%    4.34%     4.35%      4.31%/2/    4.66%   4.34%     4.22%      4.19%/2/
 Portfolio
  turnover rate                 131%     191%      272%       291%        131%    191%      272%       291%

               ----------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.
   16

             BlackRock
[GRAPHIC]    Intermediate Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in intermediate bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds. The fund defines inter-mediate bonds as those with maturities of between two and ten years.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bond market and individual securities within those categories. The manager selects bonds from several cat-egories including: U.S. Treasuries and agency securities, commercial and resi-dential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman Brothers Intermediate Government/Corporate Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Brothers Inter-
 mediate
 Government/Corporate
 Index: An unmanaged
 index comprised of
 Treasury, agency and
 corporate issues from
 the more comprehensive
 Lehman Aggregate Index.
 This index concentrates
 on intermediate matu-
 rity bonds and thus
 excludes all maturities
 from the broader index
 below one year and
 above 9.9 years.

The fund can borrow money to buy additional securities. This practice is know as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies

 IMPORTANT DEFINITIONS


 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Corporate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional and Service Shares of the fund, which were first issued in September 1993. Investor A Shares were launched in May 1994, Investor B Shares were launched in February 1998 and Investor C Shares were launched in October 1998. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional, Service and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Service, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.


                                  [GRAPH]

As of 12/31         Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q2 '95:  4.40%

Worst Quarter
Q1 '94: -2.86%
                                  94    -3.37%
                                  95    14.10%
                                  96     3.92%
                                  97     7.11%
                                  98     6.59%
                                  99     0.51%
                                  00    10.22%

The bar for 1994 is based upon performance for Institutional Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                             Since    Inception
                              1 Year    3 Years   5 Years  Inception     Date
Intermediate Bond; Inv A       5.84%     4.27%     4.76%     4.55%     09/17/93
Intermediate Bond; Inv B       5.02%     3.92%     4.86%     4.85%     09/17/93
Intermediate Bond; Inv C       8.63%     5.02%     5.21%     4.86%     09/17/93
LB Intermediate Govt./Corp.   10.12%     6.22%     6.11%     5.99%       N/A*

These returns assume payment of applicable sales charges.

 * For comparative purposes, the value of the index on 09/30/93 is used as the beginning value on 09/17/93.
** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
20

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)      4.0%    0.0%    0.0%
 Imposed on Purchases*
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .50%     .50%     .50%
Distribution (12b-1) fees        .10%     .75%     .75%
Interest expense                 .83%     .83%     .83%
Other expenses                   .78%     .78%     .78%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .38%     .38%     .38%
Total annual fund operating
 expenses                       2.21%    2.86%    2.86%
Fee waivers and expense
 reimbursements*                 .31%     .21%     .21%
Net expenses*                   1.90%    2.65%    2.65%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (excluding interest expense) (for Investor A Shares) and 1.82% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a dis-cussion of these waivers and reimbursements.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $585  $1,035  $1,510  $2,819
B Shares**
   Redemption     $718  $1,216  $1,690  $2,944***
B Shares
   No Redemption  $268    $866  $1,490  $2,944***
C Shares**
   Redemption     $368    $866  $1,490  $3,170
C Shares
   No Redemption  $268    $866  $1,490  $3,170

  *  Reflects imposition of sales charge.
 **  Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.
22

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                      Intermediate Bond Portfolio

                                          INVESTOR                              INVESTOR                    INVESTOR
                                          A SHARES                              B SHARES                    C SHARES
                                                                                           For the
                                                                                            Period              For the
                                                                                           2/5/98/1              Period
                            Year     Year     Year     Year     Year     Year     Year        /         Year   10/16/98/1
                            Ended    Ended    Ended    Ended    Ended    Ended    Ended    through      Ended  / through
                           9/30/00  9/30/99  9/30/98  9/30/97  9/30/96  9/30/00  9/30/99   9/30/98     9/30/00  9/30/99
Net asset value at
 beginning of period       $ 9.10   $ 9.67   $ 9.49   $ 9.32   $ 9.43   $ 9.10   $ 9.67     $ 9.51      $9.10    $ 9.65
                           ------   ------   ------   ------   ------   ------   ------     ------      -----    ------
Income from investment
 operations
 Net investment income       0.53     0.52     0.53     0.53     0.52     0.47     0.45       0.29       0.46      0.43
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.02    (0.47)    0.23     0.17    (0.09)    0.02    (0.47)      0.21       0.04     (0.45)
                           ------   ------   ------   ------   ------   ------   ------     ------      -----    ------
 Total from investment
  operations                 0.55     0.05     0.76     0.70     0.43     0.49    (0.02)      0.50       0.50     (0.02)
                           ------   ------   ------   ------   ------   ------   ------     ------      -----    ------
Less distributions
 Distributions from net
  investment income         (0.53)   (0.52)   (0.53)   (0.53)   (0.51)   (0.46)   (0.45)     (0.29)     (0.46)    (0.43)
 Distributions from net
  realized capital gains      - -    (0.10)   (0.05)     - -    (0.03)     - -    (0.10)     (0.05)       - -     (0.10)
                           ------   ------   ------   ------   ------   ------   ------     ------      -----    ------
 Total distributions        (0.53)   (0.62)   (0.58)   (0.53)   (0.54)   (0.46)   (0.55)     (0.34)     (0.46)    (0.53)
                           ------   ------   ------   ------   ------   ------   ------     ------      -----    ------
Net asset value at end of
 period                    $ 9.12   $ 9.10   $ 9.67   $ 9.49   $ 9.32   $ 9.13   $ 9.10     $ 9.67      $9.14    $ 9.10
                           ======   ======   ======   ======   ======   ======   ======     ======      =====    ======
Total return/3/              6.27%    0.62%    8.30%    7.89%    4.74%    5.60%   (0.13)%     7.83%      5.71%    (0.18)%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $3,398   $2,387   $1,648   $1,116   $  935   $1,071   $1,010     $  111      $ 475    $  420
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.95%    2.21%    2.22%    1.44%    1.27%    2.66%    2.81%      2.79%/2/   2.71%     2.81%/2/
 After
  advisory/administration
  fee waivers (excluding
  interest expense)          1.08%    1.08%    1.06%    1.00%    0.97%    1.82%    1.79%      1.75%/2/   1.82%     1.82%/2/
 Before
  advisory/administration
  fee waivers                2.16%    2.43%    2.49%    1.73%    1.57%    2.87%    3.02%      3.06%/2/   2.92%     3.02%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                5.98%    5.70%    5.64%    5.70%    5.53%    5.19%    4.89%      4.50%/2/   5.20%     4.99%/2/
 Before
  advisory/administration
  fee waivers                5.76%    5.49%    5.37%    5.41%    5.23%    4.97%    4.68%      4.23%/2/   4.98%     4.77%/2/
Portfolio turnover rate       199%     221%     221%     321%     670%     199%     221%       221%       199%      221%

                      ---------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

             BlackRock
[GRAPHIC]
             Core Bond Total Return
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Broth-ers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds with maturities of between five and fifteen years. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates several categories of the bond market and indi-vidual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The Fund measures its performance against the benchmark.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

to increase returns. The fund may also enter into interest rate or foreign cur-rency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).The fund (normally) may borrow up to 33 1/3% of the value of its assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off

 IMPORTANT DEFINITIONS


 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities market. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in December 1992. Investor A Shares were launched in January 1996, Investor B Shares were launched in March 1996 and Investor C Shares were launched in Feb-ruary 1997. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to

Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

                                   [GRAPH]

As of 12/31          Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q2 '95:  5.87%

Worst Quarter
Q1 '94: -2.63%

                                  93     9.69%
                                  94    -2.33%
                                  95    18.18%
                                  96     3.19%
                                  97     8.51%
                                  98     7.66%
                                  99    -1.09%
                                  00    11.71%

These returns assume payment of applicable sales charges.
As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                            Since    Inception
                                1 Year  3 Years  5 Years  Inception     Date
Core Bond Total Return; Inv A    7.25%   4.52%    5.04%     6.20%     12/09/92
Core Bond Total Return; Inv B    6.27%   4.06%    4.79%     6.25%     12/09/92
Core Bond Total Return; Inv C    9.89%   5.17%    5.14%     6.27%     12/09/92
Lehman Aggregate                11.63%   6.35%    6.46%     7.05%       N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .49%     .49%     .49%
Distribution (12b-1) fees        .10%     .75%     .75%
Interest expense                 .23%     .23%     .23%
Other expenses                   .77%     .77%     .77%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .37%     .37%     .37%
Total annual fund operating
 expenses                       1.59%    2.24%    2.24%
Fee waivers and expense
  reimbursements*                .34%     .24%     .24%
Net expenses*                   1.25%    2.00%    2.00%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.02% (excluding interest expense) (for Investor A Shares) and 1.77% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $522    $850  $1,200  $2,186
B Shares**
   Redemption     $653  $1,027  $1,378  $2,316***
B Shares
   No Redemption  $203    $677  $1,178  $2,316***
C Shares**
   Redemption     $303    $677  $1,178  $2,556
C Shares
   No Redemption  $203    $677  $1,178  $2,556

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1992 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.
30

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

             Core Bond Total Return Portfolio

                                           INVESTOR A SHARES
                                                                For the      For the
                                                                Period       Period
                            Year     Year      Year     Year    4/1/96      1/31/96/1
                            Ended    Ended     Ended    Ended   through     / through
                           9/30/00  9/30/99   9/30/98  9/30/97  9/30/96      3/31/96
 Net asset value
  at beginning of
  period                   $ 9.31   $10.12    $ 9.82   $ 9.55   $ 9.61       $ 9.99
                           ------   ------    ------   ------   ------       ------
 Income from
 investment
 operations
 Net investment
 income                      0.55     0.53      0.55     0.58     0.28         0.08
 Net gain (loss)
 on investments
 (both realized
 and unrealized)             0.05    (0.60)     0.40     0.26    (0.06)       (0.38)
                           ------   ------    ------   ------   ------       ------
  Total from
  investment
  operations                 0.60    (0.07)     0.95     0.84     0.22        (0.30)
                           ------   ------    ------   ------   ------       ------
 Less
 distributions
 Distributions
 from net
 investment
 income                     (0.54)   (0.52)    (0.56)   (0.57)   (0.28)       (0.08)
 Distributions
 from net
 realized capital
 gains                      (0.01)   (0.22)    (0.09)     - -      - -          - -
                           ------   ------    ------   ------   ------       ------
  Total
  distributions             (0.55)   (0.74)    (0.65)   (0.57)   (0.28)       (0.08)
                           ------   ------    ------   ------   ------       ------
 Net asset value
 at end of period          $ 9.36   $ 9.31    $10.12   $ 9.82   $ 9.55       $ 9.61
                           ======   ======    ======   ======   ======       ======
 Total returns/3/            5.89%   (0.64)%   10.04%    9.52%    2.36%       (2.96)%
 Ratios/Supplemental
 data
 Net assets at
 end of period
  (in thousands)           $6,977   $6,776    $5,108   $2,441   $  320       $   80
 Ratios of
 expenses to
 average net
 assets
  After
  advisory/administration
  fee waivers                1.27%    1.41%     1.27%    1.36%    1.27%/2/     1.11%/2/
  After
  advisory/administration
  fee waivers
  (excluding
  interest
  expense)                   1.02%    1.03%     0.98%    1.01%    1.02%/2/     1.02%/2/
  Before
  advisory/administration
  fee waivers                1.51%    1.66%     1.61%    1.65%    1.56%/2/     1.36%/2/
 Ratios of net
 investment
 income to
 average net
 assets
  After
  advisory/administration
  fee waivers                5.98%    5.48%     5.49%    5.96%    6.04%/2/     5.34%/2/
  Before
  advisory/administration
  fee waivers                5.74%    5.23%     5.15%    5.67%    5.75%/2/     5.10%/2/
 Portfolio
 turnover rate                248%     328%      405%     441%     308%         723%

                                           INVESTOR B SHARES                                     INVESTOR C SHARES
                                                                For the      For the                                  For the
                                                                Period       Period                                    Period
                            Year     Year      Year     Year    4/1/96      3/18/96/1     Year     Year      Year    2/28/97/1/
                            Ended    Ended     Ended    Ended   through     / through     Ended    Ended     Ended    through
                           9/30/00  9/30/99   9/30/98  9/30/97  9/30/96      3/31/96     9/30/00  9/30/99   9/30/98   9/30/97
 Net asset value
  at beginning of
  period                   $  9.31  $ 10.12   $  9.82  $ 9.55   $ 9.61       $ 9.58      $ 9.31   $10.12    $ 9.82     $ 9.64
                           -------- --------- -------- -------- ----------- ------------ -------- --------- -------- ------------
 Income from
 investment
 operations
 Net investment
 income                       0.48     0.46      0.47    0.51     0.26         0.01        0.47     0.47      0.47       0.29
 Net gain (loss)
 on investments
 (both realized
 and unrealized)              0.04    (0.60)     0.40    0.26    (0.07)        0.03        0.05    (0.61)     0.40       0.17
                           -------- --------- -------- -------- ----------- ------------ -------- --------- -------- ------------
  Total from
  investment
  operations                  0.52    (0.14)     0.87    0.77     0.19         0.04        0.52    (0.14)     0.87       0.46
                           -------- --------- -------- -------- ----------- ------------ -------- --------- -------- ------------
 Less
 distributions
 Distributions
 from net
 investment
 income                      (0.47)   (0.45)    (0.48)  (0.50)   (0.25)       (0.01)      (0.47)   (0.45)    (0.48)     (0.28)
 Distributions
 from net
 realized capital
 gains                       (0.01)   (0.22)    (0.09)    - -      - -          - -       (0.01)   (0.22)    (0.09)       - -
                           -------- --------- -------- -------- ----------- ------------ -------- --------- -------- ------------
  Total
  distributions              (0.48)   (0.67)    (0.57)  (0.50)   (0.25)       (0.01)      (0.48)   (0.67)    (0.57)     (0.28)
                           -------- --------- -------- -------- ----------- ------------ -------- --------- -------- ------------
 Net asset value
 at end of period          $  9.35  $  9.31   $ 10.12  $ 9.82   $ 9.55       $ 9.61      $ 9.35   $ 9.31    $10.12     $ 9.82
                           ======== ========= ======== ======== =========== ============ ======== ========= ======== ============
 Total returns/3/             5.89%   (1.38)%    9.20%   8.71%    1.98%       (0.33)%      6.00%   (1.38)%    9.20%      4.82%
 Ratios/Supplemental
 data
 Net assets at
 end of period
  (in thousands)           $12,189  $14,383   $11,734  $5,295   $1,497       $   77      $2,911   $6,762    $2,035     $  128
 Ratios of
 expenses to
 average net
 assets
  After
  advisory/administration
  fee waivers                 2.04%    2.15%     2.01%   2.17%    2.00%/2/     1.86%/2/    2.07%    2.16%     1.90%      1.93%/2/
  After
  advisory/administration
  fee waivers
  (excluding
  interest
  expense)                    1.77%    1.77%     1.76%   1.75%    1.72%/2/     1.77%/2/    1.77%    1.76%     1.73%      1.74%/2/
  Before
  advisory/administration
  fee waivers                 2.28%    2.41%     2.35%   2.46%    2.29%/2/     2.11%/2/    2.31%    2.40%     2.24%      2.22%/2/
 Ratios of net
 investment
 income to
 average net
 assets
  After
  advisory/administration
  fee waivers                 5.26%    4.72%     4.78%   5.19%    5.40%/2/     4.62%/2/    5.20%    4.81%     4.75%      5.22%/2/
  Before
  advisory/administration
  fee waivers                 5.02%    4.47%     4.44%   4.90%    5.11%/2/     4.37%/2/    4.96%    4.56%     4.41%      4.93%/2/
 Portfolio
 turnover rate                 248%     328%      405%    441%     308%         723%        248%     328%      405%       441%

             ------------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

             BlackRock
[GRAPHIC]
             Core PLUS Total Return

             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Broth-ers Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds. Additionally, under normal market conditions, the fund's aver-age duration will be within (+/-)20% of the duration of the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its total assets in any combination of non-investment grade bonds (high yield or junk bonds), bonds denominated in foreign currencies and bonds of foreign (including emerging market) issuers.

The management team evaluates several categories of the bond market and indi-vidual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk

 IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.
 Duration, which mea-
 sures price sensitivity
 to interest rate
 changes, is not neces-
 sarily equal to average
 maturity.

 High Yield Bond: Some-
 times referred to as
 "junk bonds" these are
 debt securities, which
 are rated less than
 investment grade (below
 the fourth highest rat-
 ing of the major rating
 agencies). These secu-
 rities generally pay
 more interest than
 higher rated securi-
 ties. The higher yield
 is an incentive to
 investors who otherwise
 may be hesitant to pur-
 chase the debt of such
 a low rated issuer.

to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

 IMPORTANT DEFINITIONS

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds. All securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities them selves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social condi-tions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or com-panies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased for investing in emerging market countries. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit call the "Euro" which is expected to replace the existing national currencies of these countries by July 1,

2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world capital markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negative-ly, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered spec-ulative, meaning there is a significant risk that companies issuing these secu-rities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This mean that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)      4.0%    0.0%    0.0%
 Imposed on Purchases*
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)

*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares

Advisory fees                              .50%     .50%     .50%
Distribution (12b-1) fees                  .10%     .75%     .75%
Other expenses/1/                          .86%     .86%     .86%
  Service fees                             .25%     .25%     .25%
  Processing fees                          .15%     .15%     .15%
  Other                                    .46%     .46%     .46%
Total annual fund operating
 expenses                                 1.46%    2.11%    2.11%
Fee waivers and expense reimbursements*    .44%     .34%     .34%
Net expenses*                             1.02%    1.77%    1.77%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.02% (for Investor A Shares) and 1.77% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.

  /1/The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years

A Shares*         $500   $802
B Shares**
   Redemption     $630   $978
B Shares
   No Redemption  $180   $628
C Shares**
   Redemption     $280   $628
C Shares
   No Redemption  $180   $628

  * Reflects imposition of sales charge.

 ** Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees,

 IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your Shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson, Scott Amero and Rajiv Sobti have been port-folio co-managers since the fund's inception.

Past Performance of Institutional Accounts

The investment results shown below represent the gross historical performance of certain institutional accounts managed by BFM and were calculated pursuant to Association for Investment Management and Research (AIMR) guidelines. These institutional accounts have substantially similar investment objectives, poli-cies and strategies to those of the fund. Keith Anderson, Scott Amero and Rajiv Sobti were the portfolio managers responsible for this performance. Keith Anderson, Scott Amero and Rajiv Sobti continue to be primarily responsible for the institutional accounts and intend to utilize a substantially similar investment approach for the fund.


                                    [GRAPH]

                            Net Annualized Returns
                            As Of December 31, 2000

                                                            Lehman Brothers
                            Institutional Accounts          Aggregate Index
                            ----------------------          ---------------
       One Year
12/31/1999 - 12/31/2000            11.770%                      11.626%

       Two Years
12/31/1998 - 12/31/2000            11.824%                      10.696%

    Since Inception
3/31/1998 - 12/31/2000             19.731%                      18.470%

The performance information is provided to illustrate the past performance of BFM in managing substantially similar institutional accounts and does not rep-resent the performance of the fund, which has no history of operations. Invest-ors should realize that this past performance data is not an indication of future performance of the fund.

The data represents accounts with assets as of December 31, 2000 of $7.685 bil-lion. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the fund.

The performance numbers above do reflect the deductions for investment advisory fees, but do not reflect transaction costs and other expenses. If such expenses were deducted, the performance of the institutional accounts would be less than the performance shown. The performance results reflect dividend reinvestment and are calculated on a settlement date basis through December 31, 2000.

The index used for comparison is the Lehman Brothers Aggregate Index, an unman-aged index with no expenses, which is comprised of more than 5,000 taxable investment grade bonds rated by Moody's or Standard and Poor's.

The institutional accounts that are included in the data above are not subject to the same types of expenses as the fund and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986. The performance results of the institutional accounts could have been adversely affected if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, differences in the Securities and Exchange Commission and AIMR methodology for calculating performance could result in difference perfor-mance data for identical time periods.

             BlackRock
[GRAPHIC]    Government Income
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in obligations issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

The management team evaluates categories of the government/agency market and individual bonds within these categories. The manager selects bonds from sev-eral categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities (including CMOs), asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman Mortgage/10 Year Treasury Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unaccept-able when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Collateralized Mortgage
 Obligations (CMO): Are
 Bonds that are backed
 by cash flows from
 pools of mortgages.
 CMOs may have multiple
 classes with different
 payment rights and
 protections.

 Commercial Mortgage-
 Backed Securities
 (CMBS): A fixed-income
 security that is backed
 by a mortgage loan or
 pools of loans secured
 by commercial property,
 not residential mort-
 gages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Lehman Mortgage/10 Year
 Treasury Index: An
 unmanaged index com-
 prised of 50% alloca-
 tion to the mortgage
 component of the Lehman
 Brothers Aggregate
 Index and a 50% alloca-
 tion of the Merrill
 Lynch 10 year Treasury
 Index.

to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods,

 IMPORTANT DEFINITIONS


 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by the full faith and credit of the United States. Others are supported by the right of the issuer to borrow from the Treasury, and others are sup-ported only by the credit of the entity. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivative and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its con-tractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its cost. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be
42
short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Mort-gage/10 Year Treasury Index, a recognized unmanaged index of bond market per-formance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor C Shares were launched is based upon performance for Investor B Shares of the fund. Investor C Shares were launched in February 1997.


                                  [GRAPH]

As of 12/31              Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q2 '95:  6.92%

Worst Quarter
Q1 '96: -1.94%
                                 95     18.99%
                                 96      3.41%
                                 97     10.52%
                                 98      8.00%
                                 99     -2.26%
                                 00     13.44%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                          Since    Inception
                           1 Year    3 Years   5 Years  Inception     Date
Government Income; Inv A    8.30%     4.56%     5.49%     7.31%     10/03/94
Government Income; Inv B    8.10%     4.34%     5.36%     7.32%     10/03/94
Government Income; Inv C   11.60%     5.40%     5.68%     7.31%     10/03/94
Leh. Mtg./10 Yr. Tsy.      12.99%     6.28%     6.35%     8.32%       N/A

 ** The chart and the table both assume reinvestment of dividends and distri-butions.

These returns assume payment of applicable sales charges.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           4.5%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .50%     .50%     .50%
Distribution (12b-1) fees        .10%     .75%     .75%
Interest expense                1.41%    1.41%    1.41%
Other expenses                   .92%     .92%     .92%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .52%     .52%     .52%
Total annual fund operating
 expenses                       2.93%    3.58%    3.58%
Fee waivers and expense
 reimbursements*                 .45%     .35%     .35%
Net expenses*                   2.48%    3.23%    3.23%

 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (excluding interest expense) (for Investor A Shares) and 1.82% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a dis-cussion of these waivers and reimbursements.



 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price.)

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $690  $1,276  $1,886  $3,525
B Shares**
   Redemption     $776  $1,415  $2,025  $3,611***
B Shares
   No Redemption  $326  $1,065  $1,825  $3,611***
C Shares**
   Redemption     $426  $1,065  $1,825  $3,822
C Shares
   No Redemption  $326  $1,065  $1,825  $3,822

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Rajiv Sobti, Managing Director of BFM since March 1998 and Andrew Phillips, Managing Director of BFM since 1991. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Don-aldson Lufkin & Jenrette for 12 years. Rajiv Sobti has been a member of the team managing the fund since 1998 and Andrew Phillips since 1995. Both have been portfolio co-managers since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                Government Income Portfolio

                                 INVESTOR A SHARES
                       Year     Year      Year     Year     Year
                       Ended    Ended     Ended    Ended    Ended
                      9/30/00  9/30/99   9/30/98  9/30/97  9/30/96
 Net asset value
  at beginning of
  period              $ 9.92   $10.84    $10.49   $10.20   $10.68
                      ------   ------    ------   ------   ------
 Income from
  investment
  operations
 Net investment
  income                0.56     0.55      0.53     0.73     0.68
 Net gain (loss)
  on investments
  (both realized
  and
  unrealized)           0.13    (0.70)     0.54     0.30    (0.22)
                      ------   ------    ------   ------   ------
  Total from
   investment
   operations           0.69    (0.15)     1.07     1.03     0.46
                      ------   ------    ------   ------   ------
 Less
  distributions
 Distributions
  from net
  investment
  income               (0.54)   (0.54)    (0.61)   (0.74)   (0.66)
 Distributions
  from Capital         (0.04)   (0.07)      - -      - -      - -
 Distributions
  from net
  realized
  capital gains          - -    (0.16)    (0.11)     - -    (0.28)
                      ------   ------    ------   ------   ------
  Total
   distributions       (0.58)   (0.77)    (0.72)   (0.74)   (0.94)
                      ------   ------    ------   ------   ------
 Net asset value
  at end of
  period              $10.03   $ 9.92    $10.84   $10.49   $10.20
                      ======   ======    ======   ======   ======
 Total return3          7.27%   (1.40)%   11.13%   10.48%    4.43%
 Ratios/Supplemental
  data
 Net assets at
  end of period
  (in thousands)      $5,716   $6,713    $6,045   $4,876   $3,651
 Ratios of
  expenses to
  average net
  assets
  After
   advisory/
   administration
   fee waivers          2.43%    1.96%     1.46%    1.41%    2.96%
  After
   advisory/
   administration
   fee waivers
   (excluding
   interest
   expense)             1.06%    1.07%     1.05%    1.02%    0.91%
  Before
   advisory/
   administration
   fee waivers          2.77%    2.32%     2.04%    2.13%    3.72%
 Ratios of net
  investment income
  to average net
  assets
  After
   advisory/
   administration
   fee waivers          5.71%    5.30%     5.45%    7.63%    6.54%
  Before
   advisory/
   administration
   fee waivers          5.37%    4.94%     4.87%    6.91%    5.78%
 Portfolio
  turnover rate          168%     195%      477%     393%     434%

                                 INVESTOR B SHARES                     INVESTOR C SHARES
                                                                                                 For the
                                                                                                  Period
                       Year     Year      Year     Year     Year     Year     Year      Year    2/28/97/1/
                       Ended    Ended     Ended    Ended    Ended    Ended    Ended     Ended    through
                      9/30/00  9/30/99   9/30/98  9/30/97  9/30/96  9/30/00  9/30/99   9/30/98   9/30/97
 Net asset value
  at beginning of
  period              $  9.92  $ 10.84   $ 10.49  $ 10.20  $ 10.68  $ 9.92   $10.84    $10.49     $10.30
                      -------- --------- -------- -------- -------- -------- --------- -------- ------------
 Income from
  investment
  operations
 Net investment
  income                 0.49     0.47      0.54     0.66     0.60    0.49     0.47      0.51       0.37
 Net gain (loss)
  on investments
  (both realized
  and
  unrealized)            0.13    (0.70)     0.50     0.30    (0.21)   0.12    (0.70)     0.53       0.20
                      -------- --------- -------- -------- -------- -------- --------- -------- ------------
  Total from
   investment
   operations            0.62    (0.23)     1.04     0.96     0.39    0.61    (0.23)     1.04       0.57
                      -------- --------- -------- -------- -------- -------- --------- -------- ------------
 Less
  distributions
 Distributions
  from net
  investment
  income                (0.47)   (0.46)    (0.58)   (0.67)   (0.59)  (0.47)   (0.46)    (0.58)     (0.38)
 Distributions
  from Capital          (0.04)   (0.07)      - -      - -      - -   (0.04)   (0.07)      - -        - -
 Distributions
  from net
  realized
  capital gains           - -    (0.16)    (0.11)     - -    (0.28)    - -    (0.16)    (0.11)       - -
                      -------- --------- -------- -------- -------- -------- --------- -------- ------------
  Total
   distributions        (0.51)   (0.69)    (0.69)   (0.67)   (0.87)  (0.51)   (0.69)    (0.69)     (0.38)
                      -------- --------- -------- -------- -------- -------- --------- -------- ------------
 Net asset value
  at end of
  period              $ 10.03  $  9.92   $ 10.84  $ 10.49  $ 10.20  $10.02   $ 9.92    $10.84     $10.49
                      ======== ========= ======== ======== ======== ======== ========= ======== ============
 Total return3           6.48%   (2.14)%   10.31%    9.66%    3.68%   6.38%   (2.14)%   10.31%      5.64%
 Ratios/Supplemental
  data
 Net assets at
  end of period
  (in thousands)      $24,608  $34,753   $25,165  $14,796  $11,119  $1,279   $2,435    $1,551     $  849
 Ratios of
  expenses to
  average net
  assets
  After
   advisory/
   administration
   fee waivers           3.25%    2.72%     2.01%    2.14%    3.69%   3.29%    2.70%     2.14%      3.24%/2/
  After
   advisory/
   administration
   fee waivers
   (excluding
   interest
   expense)              1.82%    1.81%     1.80%    1.77%    1.64%   1.82%    1.81%     1.80%      1.70%/2/
  Before
   advisory/
   administration
   fee waivers           3.60%    3.08%     2.59%    2.86%    4.45%   3.64%    3.06%     2.72%      3.96%/2/
 Ratios of net
  investment income
  to average net
  assets
  After
   advisory/
   administration
   fee waivers           5.05%    4.55%     4.82%    6.89%    5.76%   5.10%    4.52%     4.64%      5.57%/2/
  Before
   advisory/
   administration
   fee waivers           4.71%    4.19%     4.24%    6.17%    5.00%   4.76%    4.16%     4.06%      4.85%/2/
 Portfolio
  turnover rate           168%     195%      477%     393%     434%    168%     195%      477%       393%

                ---------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.

/3/Neither front-end sales load nor contingent deferred sales load is reflected.
   46

             BlackRock
[GRAPHIC]    GNMA
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its total assets in bonds (including U.S. Treasuries and agency securities and mortgage-backed and asset-backed securi-
ties) and at least 65% of its total assets in GNMA securities.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its per-formance against the Lehman GNMA Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 GNMA Securities: Secu-
 rities issued by the
 Government National
 Mortgage Association
 (GNMA). These securi-
 ties represent inter-
 ests in pools of resi-
 dential mortgage loans
 originated by private
 lenders and pass income
 from the initial debt-
 ors (homeowners)
 through intermediaries
 to investors. GNMA
 securities are backed
 by the full faith and
 credit of the U.S. Gov-
 ernment.

 Lehman GNMA Index: An
 unmanaged index com-
 prised of mortgage-
 backed pass through
 securities of the Gov-
 ernment National Mort-
 gage Association
 (GNMA).

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

In addition to GNMA securities, the fund may make investments in other resi-dential and commercial mortgage-backed securities and other asset-backed secu-rities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

 IMPORTANT DEFINITIONS


 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman GNMA Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.

                                  [GRAPH]

As of 12/31          Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q2 '95:  5.71%

Worst Quarter
Q1 '94: -3.77%
                                 91     15.49%
                                 92      6.22%
                                 93      7.36%
                                 94     -3.99%
                                 95     17.18%
                                 96      4.23%
                                 97      9.19%
                                 98      7.05%
                                 99     -0.19%
                                 00     11.67%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                        Since      Inception
                   1 Year      3 Years     5 Years    Inception       Date
GNMA; Inv A         7.25%       4.64%       5.44%       6.79%       05/31/90
GNMA; Inv B         6.01%       4.11%       5.13%       6.04%       05/31/90
GNMA; Inv C         9.41%       5.14%       5.43%       6.40%       05/31/90
Lehman GNMA Index  11.11%       6.58%       6.95%       8.27%         N/A

These returns assume payment of applicable sales charge.

** The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .55%     .55%     .55%
Distribution (12b-1) fees        .10%     .75%     .75%
Interest expense                 .89%     .89%     .89%
Other expenses                   .87%     .87%     .87%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .47%     .47%     .47%
Total annual fund operating
 expenses                       2.41%    3.06%    3.06%
Fee waivers and expense
 reimbursements*                 .45%     .35%     .35%
Net expenses*                   1.96%    2.71%    2.71%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (excluding interest expense) (for Investor A Shares) and 1.82% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $591  $1,080  $1,595   $3,004
B Shares**
   Redemption     $724  $1,262  $1,776   $3,127***
B Shares
   No Redemption  $274    $912  $1,576   $3,127***
C Shares**
   Redemption     $374    $912  $1,576   $3,349
C Shares
   No Redemption  $274    $912  $1,576   $3,349

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.

*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Rajiv Sobti, Managing Director of BFM since March 1998 and Andrew Phillips, Managing Director of BFM since 1991. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of
52

Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Rajiv Sobti and Andrew Phillips have been members of the team managing the fund since 1998 and portfolio co-managers since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                       GNMA Portfolio

                                   INVESTOR                       INVESTOR                       INVESTOR
                                   A SHARES                       B SHARES                       C SHARES
                                              For the                        For the                        For the
                                              Period                         Period                         Period
                            Year     Year    5/18/98/1     Year    Year     5/18/98/1     Year    Year     5/18/98/1
                            Ended    Ended   / through     Ended   Ended    / through     Ended   Ended    / through
                           9/30/00  9/30/99   9/30/98     9/30/00 9/30/99    9/30/98     9/30/00 9/30/99    9/30/98
Net asset value at
 beginning of period       $ 9.61   $10.11    $10.00       $9.61  $10.11     $10.00       $9.61  $10.11     $10.00
                           ------   ------    ------       -----  ------     ------       -----  ------     ------
Income from investment
 operations
 Net investment income       0.56     0.56      0.20        0.49    0.48       0.17        0.50    0.48       0.23
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.15    (0.49)     0.11        0.15   (0.49)      0.11        0.11   (0.49)      0.05
                           ------   ------    ------       -----  ------     ------       -----  ------     ------
  Total from investment
   operations                0.71     0.07      0.31        0.64   (0.01)      0.28        0.61   (0.01)      0.28
                           ------   ------    ------       -----  ------     ------       -----  ------     ------
Less distributions
 Distributions from net
  investment income         (0.57)   (0.55)    (0.20)      (0.50)  (0.47)     (0.17)      (0.50)  (0.47)     (0.17)
 Distributions in excess
  of net investment
  income                    (0.02)     - -       - -       (0.02)    - -        - -       (0.02)    - -        - -
 Distributions from net
  realized capital gains    (0.02)   (0.02)      - -       (0.02)  (0.02)       - -       (0.02)  (0.02)       - -
                           ------   ------    ------       -----  ------     ------       -----  ------     ------
  Total distributions       (0.61)   (0.57)    (0.20)      (0.54)  (0.49)     (0.17)      (0.54)  (0.49)     (0.17)
                           ------   ------    ------       -----  ------     ------       -----  ------     ------
Net asset value at end of
 period                    $ 9.71   $ 9.61    $10.11       $9.71  $ 9.61     $10.11       $9.68  $ 9.61     $10.11
                           ======   ======    ======       =====  ======     ======       =====  ======     ======
Total return/3/              7.18%    0.67%     3.12%       6.39%  (0.09)%     2.85%       6.39%  (0.09)%     2.85%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $1,882   $1,106    $  535       $ 335  $  229     $  166       $  29  $   24     $  - -
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.98%    1.37%     1.10%/2/    2.71%   2.08%      1.73%/2/    2.69%   2.16%      0.57%/2/
 After
  advisory/administration
  fee waivers (excluding
  interest expense)          1.08%    1.08%     1.06%/2/    1.81%   1.81%      1.70%/2/    1.81%   1.71%      0.57%/2/
 Before
  advisory/administration
  fee waivers                2.33%    1.69%     1.47%/2/    3.06%   2.43%      2.10%/2/    3.04%   2.50%      0.94%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                6.06%    5.76%     5.65%/2/    5.24%   4.94%      4.50%/2/    5.33%   5.15%      5.26%/2/
 Before
  advisory/administration
  fee waivers                5.70%    5.44%     5.28%/2/    4.89%   4.59%      4.13%/2/    4.98%   4.81%      4.90%/2/
Portfolio turnover rate       184%     124%       56%        184%    124%        56%        184%    124%        56%

                       --------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

             BlackRock
[GRAPHIC]    Managed Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the five to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and only buys securities rated invest-ment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the bond market and individual bonds within those categories. The manager selects bonds from several catego-ries including: U.S. Treasuries and agency securities, commercial and residen-tial mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its per-formance against the Lehman Brothers Aggregate Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or
 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The Fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off

 IMPORTANT DEFINITIONS


 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S.
56
companies. There is also less government regulation of foreign securities mar-kets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A and B Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which was first issued in November 1989. Investor A Shares were launched in February 1992, Investor B Shares were launched in July 1997 and Investor C Shares were launched in May 1999. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual return of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.



                                  [GRAPH]

As of 12/31              Investor A Shares
--------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------
Best Quarter
Q3 '91:  5.78%

Worst Quarter
Q1 '94: -3.50%
                                  91    14.96%
                                  92     5.91%
                                  93    11.50%
                                  94    -4.90%
                                  95    16.94%
                                  96     2.95%
                                  97     8.95%
                                  98     6.79%
                                  99    -1.08%
                                  00    11.52%

The bars for 1990 and 1992 are based upon performance for Institutional Shares of the fund.

As of 12/31/00
--------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------
                                                           Inception
                         1 Year  3 Years 5 Years 10 Years    Date
Managed Income; Inv A     6.47%   4.01%   4.76%    6.66%   11/01/89
Managed Income; Inv B     6.09%   3.72%   4.86%    6.13%   11/01/89
Managed Income; Inv C     9.26%   4.69%   5.12%    6.84%   11/01/89
Lehman Aggregate         11.63%   6.35%   6.46%    8.02%     N/A

These returns assume payment of applicable sales charges.


 * The chart and the table both assume reinvestment of dividends and distribu-tions.
58

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           4.5%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .48%     .48%     .48%
Distribution (12b-1) fees        .10%     .75%     .75%
Interest expense                 .64%     .64%     .64%
Other expenses                   .75%     .75%     .75%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .35%     .35%     .35%
Total annual fund operating
 expenses                       1.97%    2.62%    2.62%
Fee waivers and expense
 reimbursements*                 .21%     .11%     .11%
Net expenses*                   1.76%    2.51%    2.51%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.12% (excluding interest expense) (for Investor A Shares) and 1.87% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:





 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $621  $1,021  $1,446  $2,626
B Shares**
   Redemption     $704  $1,154  $1,580  $2,714***
B Shares
   No Redemption  $254    $804  $1,380  $2,714***
C Shares**
   Redemption     $354    $804  $1,380  $2,946
C Shares
   No Redemption  $254    $804  $1,380  $2,946

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1990 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.
60

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                          Managed Income Portfolio

                                     INVESTOR A SHARES                          INVESTOR B SHARES
                                                                                                    For the
                                                                                                     Period
                           Year     Year     Year     Year     Year     Year     Year      Year    7/15/97/1/
                           Ended    Ended    Ended    Ended    Ended    Ended    Ended     Ended    through
                          9/30/00  9/30/99  9/30/98  9/30/97  9/30/96  9/30/00  9/30/99   9/30/98   9/30/97
Net asset value
 at beginning of
 period                   $  9.92  $ 10.64  $ 10.41  $ 10.09   $10.38  $ 9.92   $10.64    $10.41     $10.39
                          -------  -------  -------  -------  -------  ------   ------    ------     ------
Income from
 investment
 operations
Net investment
 income                      0.59     0.58     0.59     0.65     0.59    0.51     0.50      0.52       0.09
Net gain (loss)
 on investments
 (both realized
 and unrealized)             0.01    (0.57)    0.29     0.31    (0.20)   0.02    (0.57)     0.29       0.02
                          -------  -------  -------  -------  -------  ------   ------    ------     ------
Total from
 investment
 operations                  0.60     0.01     0.88     0.96     0.39    0.53    (0.07)     0.81       0.11
                          -------  -------  -------  -------  -------  ------   ------    ------     ------
Less
 distributions
Distributions
 from net
 investment
 income                     (0.58)   (0.58)   (0.60)   (0.64)   (0.58)  (0.51)   (0.50)    (0.53)     (0.09)
Distributions
 from net
 realized
 capital gains              (0.02)   (0.15)   (0.05)     - -    (0.10)  (0.02)   (0.15)    (0.05)       - -
                          -------  -------  -------  -------  -------  ------   ------    ------     ------
Total
 distributions              (0.60)   (0.73)   (0.65)   (0.64)   (0.68)  (0.53)   (0.65)    (0.58)     (0.09)
                          -------  -------  -------  -------  -------  ------   ------    ------     ------
Net asset value
 at end of
 period                   $  9.92  $  9.92  $10.64   $ 10.41  $ 10.09  $ 9.92   $ 9.92    $10.64     $10.41
                          =======  =======  =======  =======  =======  ======   ======    ======     ======
Total return/3/              6.35%    0.09%    8.74%    9.74%    3.83%   5.56%   (0.66)%    7.94%      1.35%
Ratios/Supplemental
 data
Net assets at
 end of period
 (in thousands)           $16,936  $15,092  $14,897  $15,230  $11,193  $4,831   $5,818    $4,639     $  468
Ratios of
 expenses to
 average net
 assets
After
 advisory/administration
 fee waivers                 1.77%    1.93%    1.90%    1.41%    1.05%   2.53%    2.68%     2.43%      2.14%/2/
After
 advisory/administration
 fee waivers
 (excluding
 interest
 expense)                    1.12%    1.12%    1.10%    1.05%    1.05%   1.87%    1.87%     1.82%      1.31%/2/
Before
 advisory/administration
 fee waivers                 1.89%    2.04%    2.08%    1.66%    1.29%   2.64%    2.80%     2.61%      2.39%/2/
Ratios of net
 investment
 income to
 average
 net assets
After
 advisory/administration
 fee waivers                 6.03%    5.62%    5.64%    6.18%    5.67%   5.23%    4.88%     4.71%      3.85%/2/
Before
 advisory/administration
 fee waivers                 5.92%    5.50%    5.46%    5.93%    5.44%   5.12%    4.77%     4.53%      3.60%/2/
Portfolio
 turnover rate                205%     239%     376%     428%     638%    205%     239%      376%       428%

                           INVESTOR C SHARES
                           For the      For the
                            Period      Period
                          11/22/99/4   5/19/99/1
                          / through    / through
                           9/30/00      9/30/99
Net asset value
 at beginning of
 period                     $ 9.92      $10.14
                          ------------ ------------
Income from
 investment
 operations
Net investment
 income                       0.44        0.08
Net gain (loss)
 on investments
 (both realized
 and unrealized)             (0.02)      (0.22)
                          ------------ ------------
Total from
 investment
 operations                   0.42       (0.14)
                          ------------ ------------
Less
 distributions
Distributions
 from net
 investment
 income                      (0.43)      (0.08)
Distributions
 from net
 realized
 capital gains                 - -         - -
                          ------------ ------------
Total
 distributions               (0.43)      (0.08)
                          ------------ ------------
Net asset value
 at end of
 period                     $ 9.91      $ 9.92
                          ============ ============
Total return/3/               4.91%        - -
Ratios/Supplemental
 data
Net assets at
 end of period
 (in thousands)             $   31      $  - -/5/
Ratios of
 expenses to
 average net
 assets
After
 advisory/administration
 fee waivers                  2.36%/2/    2.53%/2/
After
 advisory/administration
 fee waivers
 (excluding
 interest
 expense)                     1.78%/2/    1.79%/2/
Before
 advisory/administration
 fee waivers                  2.47%/2/    2.64%/2/
Ratios of net
 investment
 income to
 average
 net assets
After
 advisory/administration
 fee waivers                  5.25%/2/    4.93%/2/
Before
 advisory/administration
 fee waivers                  5.14%/2/    4.82%/2/
Portfolio
 turnover rate                 205%        239%

                          -----------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

/4/Reissuance of shares.

/5/There were no Investor C shares outstanding as of September 30, 1999.

             BlackRock
[GRAPHIC]    International Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds of foreign issuers in the five to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds of a diversified group of foreign issuers from at least three devel-oped countries. The fund may invest more than 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in foreign cur-rencies, usually in order to hedge itself against foreign currency risk; howev-er, the fund may underweight or overweight a currency based on the manager's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bond markets of various world economies and seeks individual securities within those categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Salomon Non-U.S. Hedged World Government Bond Index (the bench-mark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as deriv-

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Salomon Non-U.S. Hedged
 World Government Bond
 Index: An unmanaged
 index that tracks the
 performance of 13 gov-
 ernment bond markets:
 Australia, Austria,
 Belgium, Canada, Den-
 mark, France, Germany,
 Italy, Japan, the Neth-
 erlands, Spain, Sweden
 and the United Kingdom.

atives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a secu-rity at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The Fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in bonds of foreign issuers. Typi-cally, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possi-bility that the issuer of the bond will not be able to make principal and interest payments.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may

 IMPORTANT DEFINITIONS


 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more diffi-culty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, polit-ical and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropri-ation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular coun-try than a mutual fund that is more widely diversified. For example, the Japa-nese economy (especially Japanese banks, securities firms and insurance compa-nies) has experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. dollar. Japan may also be affected by recent turmoil in other Asian countries. The ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national curren-cies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact Euro-pean capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of
derivatives is that the fluctua     -
64
tions in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obli-gation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Forward foreign currency exchange do not eliminate fluctuations in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Non-U.S. Hedged World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indica-tion of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A and B Shares were launched is based upon performance for Service Shares of the fund, which were first issued in July 1991. Investor A and B Shares were launched in April 1996 and Investor C Shares were launched in September 1996. The performance for Investor C Shares for the period before they were launched is based on performance for Service and Investor B Shares. The actual return of Investor A and B Shares would have been lower than shown because Investor A and B Shares have higher expenses than Service Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

                                  [GRAPH]

As of 12/31                 Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
Best Quarter
Q1 '95:  8.40%

Worst Quarter
Q2 '94: -2.06%
                                  92     6.17%
                                  93    15.31%
                                  94    -3.71%
                                  95    20.02%
                                  96    10.26%
                                  97     9.75%
                                  98    10.97%
                                  99     0.01%
                                  00    11.17%

The bars for 1992-1996 are based upon performance for Service Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                            Since   Inception
                                 1 Year  3 Years  5 Years Inception   Date
International Bond; Inv A         5.60%   5.43%    7.24%    8.26%   07/01/91
International Bond; Inv B         5.84%   5.41%    7.28%    8.44%   07/01/91
International Bond; Inv C         9.54%   6.52%    7.62%    8.46%   07/01/91
Salomon Non-U.S. Hedged Govt.     9.62%   7.95%    9.33%    8.72%     N/A

These returns assume payment of applicable sales charges.


 * The chart and the table both assume reinvestment of dividends and distribu-tions.
66

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           5.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .55%     .55%     .55%
Distribution (12b-1) fees        .10%     .75%     .75%

Interest expense                 .46%     .46%     .46%
Other expenses                   .82%     .82%     .82%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .42%     .42%     .42%

Total annual fund operating
 expenses                       1.93%    2.58%    2.58%
Fee waivers and expense
 reimbursements*                 .10%      --       --
Net expenses*                   1.83%    2.58%    2.58%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.50% (excluding interest expense) (for Investor A Shares) and 2.25% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discus-sion of these waivers and reimbursements.


Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each




  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $677  $1,067  $1,481  $2,633
B Shares**
   Redemption     $711  $1,152  $1,570  $2,683***
B Shares
   No Redemption  $261  $  802  $1,370  $2,683***
C Shares**
   Redemption     $361  $  802  $1,370  $2,915
C Shares
   No Redemption  $261  $  802  $1,370  $2,915

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, Keith Anderson, Managing Director of BFM since 1988, and Anthony Faillace, Managing Director at BFM since 1999. Prior to joining BFM, Andrew Gordon was responsible for non-dollar (international) research at Barclay Investments from 1994 to 1996 and at CS First Boston from 1986 to 1994. Prior to joining BFM in 1999, Mr. Faillace was a Portfolio Manager and member of the interna-tional portfolio team at Pacific Investment Management Company from 1994 to 1999. Andrew Gordon has been a member of the team managing the fund since 1997, Keith Anderson since 1996 and Anthony Faillace since 2001. Andrew Gordon has been a portfolio co-manager since 1997, Keith Anderson since 1999 and Anthony Faillace since 2001.
68

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

            International Bond Portfolio

                                  INVESTOR A SHARES                                INVESTOR B SHARES
                                                           For the                                          For the
                                                           Period                                           Period
                       Year     Year     Year     Year    4/22/96/1     Year     Year     Year     Year    4/19/96/1
                       Ended    Ended    Ended    Ended   / through     Ended    Ended    Ended    Ended   / through
                      9/30/00  9/30/99  9/30/98  9/30/97   9/30/96     9/30/00  9/30/99  9/30/98  9/30/97   9/30/96
 Net asset value
 at beginning
 of period            $10.81   $11.24   $10.95   $11.71    $11.37      $10.81   $11.24   $10.95   $11.71    $11.36
                      ------   ------   ------   ------    ------      ------   ------   ------   ------    ------
 Income from
 investment
 operations
 Net investment
 income                 0.46     0.23     0.47     1.10      0.26        0.36     0.13     0.40     1.06      0.22
 Net gain (loss)
 on investments
 (both realized
 and unrealized)        0.21    (0.07)    0.76     0.05      0.32        0.23    (0.05)    0.74      - -      0.33
                      ------   ------   ------   ------    ------      ------   ------   ------   ------    ------
   Total from
   investment
   operations           0.67     0.16     1.23     1.15      0.58        0.59     0.08     1.14     1.06      0.55
                      ------   ------   ------   ------    ------      ------   ------   ------   ------    ------
 Less
 distributions
 Distributions
 from net
 investment
 income                (0.47)   (0.59)   (0.52)   (1.42)    (0.24)      (0.39)   (0.51)   (0.43)   (1.33)    (0.20)
 Distributions
 from net
 realized capital
 gains                 (0.32)     - -    (0.42)   (0.49)      - -       (0.32)     - -    (0.42)   (0.49)      - -
                      ------   ------   ------   ------    ------      ------   ------   ------   ------    ------
   Total
   distributions       (0.79)   (0.59)   (0.94)   (1.91)    (0.24)      (0.71)   (0.51)   (0.85)   (1.82)    (0.20)
                      ------   ------   ------   ------    ------      ------   ------   ------   ------    ------
 Net asset value
 at end of period     $10.69   $10.81   $11.24   $10.95    $11.71      $10.69   $10.81   $11.24   $10.95    $11.71
                      ======   ======   ======   ======    ======      ======   ======   ======   ======    ======
 Total return/3/        6.54%    1.43%   11.98%   11.02%     5.13%       5.74%    0.67%   11.15%   10.11%     4.90%
 Ratios/Supplemental
 data
 Net assets at
 end of period
 (in thousands)       $5,435   $2,638   $1,705   $1,015    $  176      $3,283   $2,447   $1,512   $  979    $  136
 Ratios of
 expenses to
 average net
 assets
  After advisory/
  administration
  fee waivers           1.89%    1.49%    1.48%    1.42%     1.45%/2/    2.59%    2.24%    2.22%    2.12%     2.09%/2/
  After advisory/
  administration
  fee waivers
  (excluding
  interest
  expense)              1.38%    1.49%    1.48%    1.42%     1.45%2      2.13%    2.24%    2.22%    2.12%     2.09%2
  Before
  advisory/
  administration
  fee waivers           1.89%    1.49%    1.63%    1.52%     1.86%/2/    2.59%    2.24%    2.37%    2.22%     2.49%/2/
 Ratios of net
 investment
 income to
 average net
 assets
  After advisory/
  administration
  fee waivers           4.20%    3.30%    3.59%    4.49%     5.29%/2/    3.45%    2.56%    2.83%    3.65%     4.61%/2/
  Before
  advisory/
  administration
  fee waivers           4.20%    3.30%    3.44%    4.39%     4.88%/2/    3.45%    2.56%    2.68%    3.55%     4.21%/2/
 Portfolio
 turnover rate           266%     317%     225%     272%      108%        266%     317%     225%     272%      108%

                                  INVESTOR C SHARES
                                                           For the
                                                           Period
                       Year     Year     Year     Year    9/11/96/1
                       Ended    Ended    Ended    Ended   / through
                      9/30/00  9/30/99  9/30/98  9/30/97   9/30/96
 Net asset value
 at beginning
 of period            $10.81   $11.24   $10.95   $11.71    $11.58
                      -------- -------- -------- -------- ------------
 Income from
 investment
 operations
 Net investment
 income                 0.35     0.13     0.54     1.15      0.02
 Net gain (loss)
 on investments
 (both realized
 and unrealized)        0.24    (0.05)    0.60    (0.09)     0.12
                      -------- -------- -------- -------- ------------
   Total from
   investment
   operations           0.59     0.08     1.14     1.06      0.14
                      -------- -------- -------- -------- ------------
 Less
 distributions
 Distributions
 from net
 investment
 income                (0.39)   (0.51)   (0.43)   (1.33)    (0.01)
 Distributions
 from net
 realized capital
 gains                 (0.32)     - -    (0.42)   (0.49)      - -
                      -------- -------- -------- -------- ------------
   Total
   distributions       (0.71)   (0.51)   (0.85)   (1.82)    (0.01)
                      -------- -------- -------- -------- ------------
 Net asset value
 at end of period     $10.69   $10.81   $11.24   $10.95    $11.71
                      ======== ======== ======== ======== ============
 Total return/3/        5.74%    0.67%   11.15%   10.13%     1.24%
 Ratios/Supplemental
 data
 Net assets at
 end of period
 (in thousands)       $2,228   $2,269   $1,249   $  474    $   19
 Ratios of
 expenses to
 average net
 assets
  After advisory/
  administration
  fee waivers           2.56%    2.24%    2.22%    2.11%     1.53%/2/
  After advisory/
  administration
  fee waivers
  (excluding
  interest
  expense)              2.15%    2.24%    2.22%    2.11%     1.53%2
  Before
  advisory/
  administration
  fee waivers           2.56%    2.24%    2.37%    2.21%     1.93%/2/
 Ratios of net
 investment
 income to
 average net
 assets
  After advisory/
  administration
  fee waivers           3.43%    2.55%    2.83%    3.57%     2.79%/2/
  Before
  advisory/
  administration
  fee waivers           3.43%    2.55%    2.68%    3.47%     2.38%/2/
 Portfolio
 turnover rate           266%     317%     225%     272%      108%

            -------------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.

/3/Neither front-end sales load nor contingent deferred sales load is reflected.

             BlackRock
[GRAPHIC]    High Yield Bond
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks to provide current income by investing primarily in non-invest-ment grade bonds.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in non-investment grade bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds or convertible securities and at least 65% of its total assets in high yield bonds. The high yield secu-rities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the high yield market and individ-ual bonds within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman High Yield Index (the benchmark).

To add additional diversification, the portfolio manager can invest in a wide range of securities including mezzanine investments, collateralized bond obli-gations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment objective, in foreign and emerging market securities and currencies. The fund may invest in securities rated as low as "C". These securities are very risky and have uncertainties regarding the issuer's ability to make interest and principal payments.

If a security falls below the fund's minimum rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.


  IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.
 Bank Loans: The fund
 may invest in fixed and
 floating rate loans
 arranged through pri-
 vate negotiations
 between a company or a
 foreign government and
 one or more financial
 institutions. The fund
 considers such invest-
 ments to be debt secu-
 rities.
 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.
 Collateralized Bond
 Obligations (CBO): The
 fund many invest in
 collateralized bond
 obligations which are
 securities backed by a
 diversified pool of
 high yield securities.
 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.
 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 High Yield Bonds: Some-
 times referred to as
 "junk bonds" these are
 debt securities, which
 are, rated less than
 investment grade (below
 the fourth highest rat-
 ing of the major rating
 agencies). These secu-
 rities generally pay
 more interest than
 higher rated securi-
 ties. The higher yield
 is an incentive to
 investors who otherwise
 may be hesitant to pur-
 chase the debt of such
 a low-rated issuer.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they also may be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund currently may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and

  IMPORTANT DEFINITIONS


 Lehman High Yield
 Index: An unmanaged
 index that is comprised
 of issues that meet the
 following criteria: at
 least $100 million par
 value outstanding, max-
 imum credit rating of
 B1 (including defaulted
 issues) and at least
 one year to maturity.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mezzanine Investments:
 These are subordinated
 debt securities which
 receive payments of
 interest and principal
 after other more senior
 security holders are
 paid. They are gener-
 ally issued in private
 placements in connec-
 tion with an equity
 security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issu-er. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have diffi-culty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower inter-est rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepay-
72
ment than residential mortgage-backed securities. In periods of falling inter-est rates, the rate of prepayments tends to increase (as does price fluctua-tion) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the man-ager will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several clas-ses will normally be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expro-priation of assets and more difficulty obtaining information on foreign securi-ties or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S.

companies. There is also less government regulation of foreign securities mar-kets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman High Yield Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.


                                  [GRAPH]

As of 12/31                  Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q4 '99:  3.74%

Worst Quarter
Q4 '00: -6.54%
                                  99    8.13%
                                  00   -7.55%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                               Since           Inception
                              1 Year         Inception           Date
High Yield Bond; Inv A       -12.21%          -1.85%           11/19/98
High Yield Bond; Inv B       -12.56%          -2.41%           11/19/98
High Yield Bond; Inv C        -9.17%          -0.26%           11/19/98
Lehman High Yield             -5.86%          -0.99%             N/A

These returns assume payment of applicable sales charges.

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B or C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           5.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .50%     .50%     .50%
Distribution (12b-1) fees        .10%     .75%     .75%
Interest expense                 .54%     .54%     .54%
Other expenses                   .82%     .82%     .82%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .42%     .42%     .42%
Total annual fund operating
 expenses                       1.96%    2.61%    2.61%
Fee waivers and expense
 reimbursements*                 .25%     .15%     .15%
Net expenses*                   1.71%    2.46%    2.46%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.17% (excluding interest expense) (for Investor A Shares) and 1.92% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a




 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circum-stances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $665  $1,062  $1,482   $2,652
B Shares**
   Redemption     $699  $1,147  $1,572   $2,701***
B Shares
   No Redemption  $249  $  797  $1,372   $2,701***
C Shares**
   Redemption     $349  $  797  $1,372   $2,933
C Shares
   No Redemption  $249  $  797  $1,372   $2,933

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Dennis Schaney and Michael Buchanan. Dennis Schaney is co-leader of the High Yield Team and a Managing Director of BFM since February 1998. Prior to joining BFM, he was a Managing Director in the Global Fixed Income Research and Economics Department of Merrill Lynch for nine years. Michael Buchanan, co-leader of the High Yield Team, has served as Director of BFM since June 1998. Prior to joining BFM, Michael Buchanan was Vice President of Investments at Conseco Capital Management where he was a portfolio manager responsible for high yield debt, bank loan, and emerging markets debt trading. Dennis Schaney and Michael Buchanan have been members of the team managing the fund since inception. Dennis Schaney has been a portfolio co-manager since inception and Michael Buchanan since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                                     High Yield Bond Portfolio

                                INVESTOR              INVESTOR               INVESTOR
                                A SHARES              B SHARES               C SHARES
                                     For the               For the                For the
                                      Period                Period                 Period
                            Year    11/19/98/1    Year    11/19/98/1     Year    11/19/98/1
                            Ended   / through     Ended   / through      Ended   / through
                           9/30/00   9/30/99     9/30/00   9/30/99      9/30/00   9/30/99
Net asset value at
 beginning of period       $ 9.73     $10.00     $  9.73   $ 10.00      $ 9.73     $10.00
                           ------     ------     -------   -------      ------     ------
Income from investment
 operations
 Net investment income       1.07       0.86        0.99      0.79        0.99       0.78
 Net (loss) on
  investments (both
  realized and
  unrealized)               (0.81)     (0.31)      (0.81)    (0.31)      (0.80)     (0.31)
                           ------     ------     -------   -------      ------     ------
  Total from investment
   operations                0.26       0.55        0.18      0.48        0.19       0.47
                           ------     ------     -------   -------      ------     ------
Less distributions
 Distributions from net
  investment income         (1.07)     (0.82)      (1.00)    (0.75)      (1.00)     (0.74)
                           ------     ------     -------   -------      ------     ------
  Total distributions       (1.07)     (0.82)      (1.00)    (0.75)      (1.00)     (0.74)
                           ------     ------     -------   -------      ------     ------
Net asset value at end of
 period                    $ 8.92     $ 9.73     $  8.91   $  9.73      $ 8.92     $ 9.73
                           ======     ======     =======   =======      ======     ======
Total return/3/              2.63%      5.50%       1.74%     4.78%       1.86%      4.69%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $5,094     $4,412     $39,897   $12,407      $3,758     $2,647
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.70%      1.54%/2/    2.47%     2.27%/2/    2.45%      2.25%/2/
 After
  advisory/administration
  fee waivers (excluding
  interest expense)          1.17%      1.15%/2/    1.92%     1.88%/2/    1.92%      1.88%/2/
 Before
  advisory/administration
  fee waivers                1.88%      2.21%/2/    2.57%     2.94%/2/    2.63%      2.92%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers               11.41%     10.17%/2/   10.84%     9.41%/2/   10.63%      9.36%/2/
 Before
  advisory/administration
  fee waivers               11.23%      9.49%/2/   10.74%     8.73%/2/   10.45%      8.69%/2/
Portfolio turnover rate       235%       185%        235%      185%        235%       185%

                                     ------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

             BlackRock
[GRAPHIC]    Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal:
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

Primary Investment Strategies:
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securi-ties in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund intends to invest so that no more than 25% of its net assets are represented by the municipal securities of issuers located in the same state.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (General Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

  IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.
80

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in pri-vate activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Munici-pal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.
82

The performance for the period before Investor B and C Shares were launched is based upon performance for Investor A Shares of the fund, which were first issued in May 1990. Investor B Shares were launched in July 1996 and Investor C Shares were launched in February 1997. The actual returns of Investor B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than Investor A Shares.


                                  [GRAPH]

As of 12/31           Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q1 '95:  8.06%

Worst Quarter
Q1 '94: -6.93%
                                 91     11.36%
                                 92      8.85%
                                 93     12.88%
                                 94     -7.09%
                                 95     17.76%
                                 96      5.36%
                                 97      9.61%
                                 98      5.92%
                                 99     -4.61%
                                 00     10.44%

As of 12/31/00
----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
----------------------------------------------------------------------
                                                             Inception
                        1 Year   3 Years  5 Years  10 Years     Date
Tax-Free Income; Inv A   6.04%    2.31%    4.33%     6.36%    05/14/90
Tax-Free Income; Inv B   5.12%    1.83%    4.16%     6.03%    05/14/90
Tax-Free Income; Inv C   8.62%    2.95%    4.50%     6.43%    05/14/90
Lehman Municipal        11.69%    5.22%    5.84%     7.58%      N/A*

These returns assume payment of applicable sales charge.

 * For comparative purposes, the value of the index on 04/30/90 is used as the beginning value on 05/14/90.
** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)

***  There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .50%     .50%     .50%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses                   .79%     .79%     .79%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .39%     .39%     .39%
Total annual fund operating
 expenses                       1.39%    2.04%    2.04%
Fee waivers and expense
 reimbursements*                 .32%     .22%     .22%
Net expenses*                   1.07%    1.82%    1.82%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (for Investor A Shares) and 1.82% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $505   $792   $1,101  $1,975
B Shares**
   Redemption     $635   $968   $1,278  $2,106***
B Shares
   No Redemption  $185   $618   $1,078  $2,106***
C Shares**
   Redemption     $285   $618   $1,078  $2,351
C Shares
   No Redemption  $185   $618   $1,078  $2,351

  *  Reflects imposition of sales charge.
 **  Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

              Tax-Free Income Portfolio

                                                A
                                      INVESTOR A SHARES
                            Year     Year      Year     Year     Year
                            Ended    Ended     Ended    Ended    Ended
                           9/30/00  9/30/99   9/30/98  9/30/97  9/30/96
Net asset value
 at beginning of
 period                    $10.96   $11.73    $11.34   $10.84   $10.61
                           ------   ------    ------   ------   ------
Income from
 investment operations
 Net investment
  income                     0.51     0.47      0.47     0.50     0.45
 Net gain (loss)
  on
  investments (both
  realized and
  unrealized)               (0.06)   (0.71)     0.45     0.51     0.21
                           ------   ------    ------   ------   ------
 Total from
  investment
  operations                 0.45    (0.24)     0.92     1.01     0.66
                           ------   ------    ------   ------   ------
Less
 distributions
 Distributions
  from net
  investment
  income                    (0.49)   (0.47)    (0.48)   (0.51)   (0.43)
 Distributions
  from net
  realized capital
  gains                       - -    (0.06)    (0.05)     - -      - -
                           ------   ------    ------   ------   ------
 Total
  distributions             (0.49)   (0.53)    (0.53)   (0.51)   (0.43)
                           ------   ------    ------   ------   ------
Net asset value
 at end of period          $10.92   $10.96    $11.73   $11.34   $10.84
                           ======   ======    ======   ======   ======
Total return3                4.31%   (2.14)%    8.34%    9.58%    6.94%
Ratios/Supplemental
 data
 Net assets at
  end of
  period (in thousands)    $8,751   $6,591    $6,440   $5,530   $4,873
 Ratios of
  expenses to
  average net
  assets
 After advisory
  /administration
  fee waivers                1.07%    1.07%     1.05%    1.02%    1.04%
 Before
  advisory/administration
  fee waivers                1.29%    1.29%     1.33%    1.37%    1.37%
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                4.85%    4.10%     4.17%    4.60%    4.67%
 Before
  advisory/administration
  fee waivers                4.63%    3.88%     3.89%    4.25%    4.35%
Portfolio
 turnover rate                 43%     104%      100%     262%     268%

                                  INVESTOR B SHARES                 INVESTOR C SHARES
                                                                 For the                                  For the
                                                                  Period                                   Period
                            Year     Year      Year     Year    7/18/96/1/    Year     Year      Year    2/28/97/1/
                            Ended    Ended     Ended    Ended    through      Ended    Ended     Ended    through
                           9/30/00  9/30/99   9/30/98  9/30/97   9/30/96     9/30/00  9/30/99   9/30/98   9/30/97
Net asset value
 at beginning of
 period                    $10.96   $11.73    $11.34   $10.84     $10.74     $10.96   $11.73    $11.34     $11.04
                           -------- --------- -------- -------- ------------ -------- --------- -------- ----------
Income from
 investment operations
 Net investment
  income                     0.44     0.38      0.40     0.44       0.08       0.46     0.38      0.36       0.28
 Net gain (loss)
  on
  investments (both
  realized and
  unrealized)               (0.07)   (0.71)     0.44     0.49       0.10      (0.08)   (0.71)     0.48       0.27
                           -------- --------- -------- -------- ------------ -------- --------- -------- ----------
 Total from
  investment
  operations                 0.37    (0.33)     0.84     0.93       0.18       0.38    (0.33)     0.84       0.55
                           -------- --------- -------- -------- ------------ -------- --------- -------- ----------
Less
 distributions
 Distributions
  from net
  investment
  income                    (0.41)   (0.38)    (0.40)   (0.43)     (0.08)     (0.41)   (0.38)    (0.40)     (0.25)
 Distributions
  from net
  realized capital
  gains                       - -    (0.06)    (0.05)     - -        - -        - -    (0.06)    (0.05)       - -
                           -------- --------- -------- -------- ------------ -------- --------- -------- ----------
 Total
  distributions             (0.41)   (0.44)    (0.45)   (0.43)     (0.08)     (0.41)   (0.44)    (0.45)     (0.25)
                           -------- --------- -------- -------- ------------ -------- --------- -------- ----------
Net asset value
 at end of period          $10.92   $10.96    $11.73   $11.34     $10.84     $10.93   $10.96    $11.73     $11.34
                           ======== ========= ======== ======== ============ ======== ========= ======== ==========
Total return3                3.54%   (2.87)%    7.53%    8.77%      1.72%      3.63%   (2.87)%    7.53%      5.02%
Ratios/Supplemental
 data
 Net assets at
  end of
  period (in thousands)    $2,723   $3,434    $2,034   $  926     $   10     $1,129   $2,868    $1,024        - -
 Ratios of
  expenses to
  average net
  assets
 After advisory
  /administration
  fee waivers                1.82%    1.82%     1.79%    1.75%      1.65%/2/   1.82%    1.82%     1.70%      1.70%2
 Before
  advisory/administration
  fee waivers                2.04%    2.04%     2.07%    2.10%      1.98%/2/   2.04%    2.04%     1.98%      2.05%2
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                4.09%    3.35%     3.39%    3.65%      3.84%/2/   4.13%    3.35%     3.19%      3.95%2
 Before
  advisory/administration
  fee waivers                3.87%    3.13%     3.11%    3.30%      3.51%/2/   3.91%    3.13%     2.91%      3.60%2
Portfolio
 turnover rate                 43%     104%      100%     262%       268%        43%     104%      100%       262%

              -----------------------------------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

             BlackRock
[GRAPHIC]    Delaware Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Delaware state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Delaware. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Min-imum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the man-ager to be of similar quality.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (Other State Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is know as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks

There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particular, changes in the eco-nomic conditions and governmental policies of Delaware and its political subdi-visions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.
90

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Munici-pal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.


                                  [GRAPH]

As of 12/31                    Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q1 '95:  4.66%

Worst Quarter
Q1 '94: -4.71%
                                  91     8.61%
                                  92     5.25%
                                  93     7.78%
                                  94    -3.76%
                                  95    12.55%
                                  96     3.09%
                                  97     5.98%
                                  98     6.20%
                                  99    -2.82%
                                  00     9.67%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                                     Inception
                        1 Year    3 Years    5 Years    10 Years        Date
DE Tax Free; Inv A       5.32%     2.80%      3.49%       4.76%       09/30/86
DE Tax Free; Inv B       4.36%     2.34%      3.22%       3.07%       09/30/86
DE Tax Free; Inv C       7.86%     3.44%      3.57%       4.40%       09/30/86
Lehman Municipal        11.69%     5.22%      5.84%           %         N/A*

These returns assume payment of applicable sales charges.

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)      4.0%    0.0%    0.0%
 Imposed on Purchases*
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .55%     .55%     .55%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses                   .83%     .83%     .83%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .43%     .43%     .43%
Total annual fund operating
 expenses                       1.48%    2.13%    2.13%
Fee waivers and expense
 reimbursements*                 .31%     .21%     .21%
Net expenses*                   1.17%    1.92%    1.92%

* BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.17% (for Investor A Shares) and 1.92% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.



 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $514   $820   $1,147  $2,072
B Shares**
   Redemption     $645   $997   $1,325  $2,202***
B Shares
   No Redemption  $195   $647   $1,125  $2,202***
C Shares**
   Redemption     $295   $647   $1,125  $2,446
C Shares
   No Redemption  $195   $647   $1,125  $2,446

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one- time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                    Delaware Tax-Free Income Portfolio

                                   INVESTOR                        INVESTOR                        INVESTOR
                                   A SHARES                        B SHARES                        C SHARES
                                               For the                         For the                        For the
                                               Period                          Period                         Period
                            Year     Year     5/11/98/1     Year     Year     5/11/98/1     Year    Year     5/11/98/1
                            Ended    Ended    / through     Ended    Ended    / through     Ended   Ended    / through
                           9/30/00  9/30/99    9/30/98     9/30/00  9/30/99    9/30/98     9/30/00 9/30/99    9/30/98
Net asset value at
 beginning of period       $ 9.62   $10.33     $10.00      $ 9.62   $10.33     $10.00       $9.62  $10.33     $10.00
                           ------   ------     ------      ------   ------     ------       -----  ------     ------
Income from investment
 operations
 Net investment income       0.43     0.39       0.15        0.35     0.32       0.12        0.35    0.32       0.12
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.04    (0.54)      0.34        0.05    (0.54)      0.34        0.05   (0.54)      0.34
                           ------   ------     ------      ------   ------     ------       -----  ------     ------
  Total from investment
   operations                0.47    (0.15)      0.49        0.40    (0.22)      0.46        0.40   (0.22)      0.46
                           ------   ------     ------      ------   ------     ------       -----  ------     ------
Less distributions
 Distributions from net
  investment income         (0.41)   (0.42)     (0.16)      (0.34)   (0.35)     (0.13)      (0.34)  (0.35)     (0.13)
 Distributions from net
  realized capital gains      - -    (0.14)       - -         - -    (0.14)       - -         - -   (0.14)       - -
                           ------   ------     ------      ------   ------     ------       -----  ------     ------
  Total distributions       (0.41)  (0.56)      (0.16)      (0.34)   (0.49)     (0.13)      (0.34)  (0.49)     (0.13)
                           ------   ------     ------      ------   ------     ------       -----  ------     ------
Net asset value at end of
 period                    $ 9.68   $ 9.62     $10.33      $ 9.68   $ 9.62     $10.33       $9.68  $ 9.62     $10.33
                           ======   ======     ======      ======   ======     ======       =====  ======     ======
Total return/3/              5.01%   (1.57)%     4.97%       4.23%   (2.31)%     4.67%       4.23%  (2.31)%     4.67%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $3,741   $4,468     $2,546      $1,769   $3,149     $1,740       $ 371  $  889     $  716
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.17%    1.17%      1.15%/2/    1.92%    1.92%      1.83%/2/    1.92%   1.92%      1.89%/2/
 Before
  advisory/administration
  fee waivers                1.38%    1.33%      1.33%/2/    2.13%    2.08%      2.01%/2/    2.13%   2.08%      2.07%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                4.45%    3.91%      3.68%/2/    3.67%    3.16%      2.89%/2/    3.67%   3.16%      2.81%/2/
 Before
  advisory/administration
  fee waivers                4.24%    3.75%      3.50%/2/    3.46%    3.00%      2.71%/2/    3.46%   3.00%      2.63%/2/
Portfolio turnover rate        27%      31%        54%         27%      31%        54%         27%     31%        54%

                    -----------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

             BlackRock
[GRAPHIC]    Ohio Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with pres-ervation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of Ohio. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Min-imum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the man-ager to be of similar quality.

The management team evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strate-gies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.


 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics;
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (OH Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of
 facilities, such as a
 water or sewer system,
 or from the proceeds of
 a special excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor B and C Shares were launched is based upon performance for Investor A Shares of the fund, which were first issued in December 1992. Investor B Shares were launched in October 1994 and Investor C Shares were launched in August 1998. The actual returns of Investor B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than Investor A Shares.


                                  [GRAPH]

As of 12/31                   Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
Best Quarter
Q1 '95:  7.36%

Worst Quarter
Q1 '94: -6.15%
                                 93     10.14%
                                 94     -6.51%
                                 95     17.45%
                                 96      3.65%
                                 97      8.15%
                                 98      5.86%
                                 99     -3.48%
                                 00     10.68%

As of 12/31/99
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                      Since    Inception
                       1 Year    3 Years   5 Years  Inception     Date
OH Tax-Free; Inv A      6.30%     2.79%     4.01%     4.91%     12/01/92
OH Tax-Free; Inv B      5.37%     2.31%     3.74%     4.83%     12/01/92
OH Tax-Free; Inv C      8.87%     3.42%     4.09%     4.83%     12/01/92
Lehman Municipal       11.69%     5.22%     5.84%         %       N/A

These returns assume payment of applicable sales charges.

 * The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .50%     .50%     .50%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses                   .82%     .82%     .82%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .42%     .42%     .42%
Total annual fund operating
 expenses                       1.42%    2.07%    2.07%
Fee waivers and expense
 reimbursements*                 .35%     .25%     .25%
Net expenses*                   1.07%    1.82%    1.82%

 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (for Investor A Shares) and 1.82% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.

 IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.


 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $505   $798   $1,113  $2,005
B Shares**
   Redemption     $635   $975   $1,291  $2,136***
B Shares
   No Redemption  $185   $625   $1,091  $2,136***
C Shares**
   Redemption     $285   $625   $1,091  $2,380
C Shares
   No Redemption  $185   $625   $1,091  $2,380

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.
 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                Ohio Tax-Free Income Portfolio

                                      INVESTOR A SHARES                             INVESTOR B SHARES
                            Year     Year      Year     Year     Year     Year     Year      Year     Year     Year
                            Ended    Ended     Ended    Ended    Ended    Ended    Ended     Ended    Ended    Ended
                           9/30/00  9/30/99   9/30/98  9/30/97  9/30/96  9/30/00  9/30/99   9/30/98  9/30/97  9/30/96
Net asset value
 at beginning of
 period                    $10.19   $10.88    $10.50   $10.15   $10.05   $10.19   $10.88    $10.50   $10.15   $10.05
                           ------   ------    ------   ------   ------   ------   ------    ------   ------   ------
Income from
 investment
 operations
 Net investment
  income                     0.49     0.45      0.45     0.45     0.46     0.42     0.37      0.37     0.37     0.38
 Net gain (loss)
  on investments
  (both realized
  and unrealized)             - -    (0.65)     0.38     0.35     0.10      - -    (0.65)     0.38     0.35     0.10
                           ------   ------    ------   ------   ------   ------   ------    ------   ------   ------
 Total from
  investment
  operations                 0.49    (0.20)     0.83     0.80     0.56     0.42    (0.28)     0.75     0.72     0.48
                           ------   ------    ------   ------   ------   ------   ------    ------   ------   ------
Less
 distributions
 Distributions
  from net
  investment
  income                    (0.46)   (0.45)    (0.45)   (0.45)   (0.46)   (0.39)   (0.37)    (0.37)   (0.37)   (0.38)
 Distributions
  from net
  realized
  capital gains               - -    (0.04)      - -      - -      - -      - -    (0.04)      - -      - -      - -
                           ------   ------    ------   ------   ------   ------   ------    ------   ------   ------
 Total
  distributions             (0.46)   (0.49)    (0.45)   (0.45)   (0.46)   (0.39)   (0.41)    (0.37)   (0.37)   (0.38)
                           ------   ------    ------   ------   ------   ------   ------    ------   ------   ------
Net asset value
 at end of period          $10.22   $10.19    $10.88   $10.50   $10.15   $10.22   $10.19    $10.88   $10.50   $10.15
                           ======   ======    ======   ======   ======   ======   ======    ======   ======   ======
Total return/3/              5.03%   (1.85)%    8.05%    8.03%    5.66%    4.25%   (2.58)%    7.25%    7.23%    4.87%
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $3,243   $3,036    $2,774   $2,614   $2,833   $1,668   $1,426    $1,116   $  622   $  161
 Ratios of
  expenses to
  average
  net assets
 After
  advisory/administration
  fee waivers                1.07%    1.07%     1.06%    1.02%    0.91%    1.82%    1.82%     1.79%    1.75%    1.66%
 Before
  advisory/administration
  fee waivers                1.32%    1.28%     1.39%    1.53%    1.50%    2.07%    2.03%     2.12%    2.26%    2.26%
 Ratios of net
  investment
  income
  to average net
  assets
 After
  advisory/administration
  fee waivers                4.94%    4.28%     4.22%    4.35%    4.57%    4.19%    3.53%     3.41%    3.52%    3.80%
 Before
  advisory/administration
  fee waivers                4.69%    4.07%     3.89%    3.84%    3.98%    3.94%    3.32%     3.08%    3.01%    3.21%
Portfolio
 turnover rate                 23%      23%       77%      87%     136%      23%      23%       77%      87%     136%

                               INVESTOR C SHARES
                                               For the
                                               Period
                            Year     Year     8/26/98/1
                            Ended    Ended    / through
                           9/30/00  9/30/99    9/30/98
Net asset value
 at beginning of
 period                    $10.19   $10.88     $10.74
                           -------- --------- ------------
Income from
 investment
 operations
 Net investment
  income                     0.42     0.37       0.03
 Net gain (loss)
  on investments
  (both realized
  and unrealized)             - -    (0.65)      0.14
                           -------- --------- ------------
 Total from
  investment
  operations                 0.42    (0.28)      0.17
                           -------- --------- ------------
Less
 distributions
 Distributions
  from net
  investment
  income                    (0.39)   (0.37)     (0.03)
 Distributions
  from net
  realized
  capital gains               - -    (0.04)       - -
                           -------- --------- ------------
 Total
  distributions             (0.39)   (0.41)     (0.03)
                           -------- --------- ------------
Net asset value
 at end of period          $10.22   $10.19     $10.88
                           ======== ========= ============
Total return/3/              4.25%   (2.58)%     1.60%
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $  412   $  192     $  527
 Ratios of
  expenses to
  average
  net assets
 After
  advisory/administration
  fee waivers                1.82%    1.82%      1.71%/2/
 Before
  advisory/administration
  fee waivers                2.07%    2.03%      2.04%/2/
 Ratios of net
  investment
  income
  to average net
  assets
 After
  advisory/administration
  fee waivers                4.19%    3.53%      2.82%/2/
 Before
  advisory/administration
  fee waivers                3.94%    3.32%      2.49%/2/
Portfolio
 turnover rate                 23%      23%        77%

                ---------------------------------------------------------------


/1/Commencement of operations of share class.

/2/Annualized.

/3/Neither front-end sales load nor contingent deferred sales load is reflected.

             BlackRock
[GRAPHIC]    Kentucky Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Kentucky state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Kentucky. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Min-imum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the man-ager to be of similar quality.

The management team evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strate-gies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.


 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (KY Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.


 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental policies of Kentucky and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.

                                  [GRAPH]

As of 12/31                 Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q1 '95:  5.25%

Worst Quarter
Q1 '94: -4.49%
                                  91     8.66%
                                  92     6.97%
                                  93     9.03%
                                  94    -3.69%
                                  95    12.90%
                                  96     3.17%
                                  97     6.42%
                                  98     5.85%
                                  99    -2.87%
                                  00     8.26%

As of 12/31/00
--------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
--------------------------------------------------------------------
                                                           Inception
                      1 Year   3 Years  5 Years  10 Years    Date
KY Tax-Free; Inv A     3.97%    2.24%    3.31%     4.96%   11/30/87
KY Tax-Free; Inv B     2.96%    1.75%    3.04%     3.50%   11/30/87
KY Tax-Free; Inv C     6.78%    2.97%    3.45%     4.64%   11/30/87
Lehman Municipal      11.69%    5.22%    5.84%     7.86%     N/A

These returns assume payment of applicable sales charges.

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .55%     .55%     .55%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses                   .80%     .80%     .80%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .40%     .40%     .40%
Total annual fund operating
 expenses                       1.45%    2.10%    2.10%
Fee waivers and expense
 reimbursements*                 .28%     .18%     .18%
Net expenses*                   1.17%    1.92%    1.92%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.17% (for Investor A Shares) and 1.92% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.

 IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.


 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $514   $814   $1,135   $2,043
B Shares**
   Redemption     $645   $991   $1,312   $2,173***
B Shares
   No Redemption  $195   $641   $1,112   $2,173***
C Shares**
   Redemption     $295   $641   $1,112   $2,417
C Shares
   No Redemption  $195   $641   $1,112   $2,417

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.

*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been man-ager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                   Kentucky Tax-Free Income Portfolio

                                   INVESTOR                        INVESTOR                       INVESTOR
                                   A SHARES                        B SHARES                       C SHARES
                                               For the                        For the                        For the
                                               Period                         Period                         Period
                            Year     Year     5/11/98/1     Year    Year     5/11/98/1     Year    Year     5/11/98/1
                            Ended    Ended    / through     Ended   Ended    / through     Ended   Ended    / through
                           9/30/00  9/30/99    9/30/98     9/30/00 9/30/99    9/30/98     9/30/00 9/30/99    9/30/98
Net asset value at
 beginning of period       $ 9.63   $10.31     $10.00       $9.63  $10.31     $10.00       $9.63  $10.31     $10.00
                           ------   ------     ------       -----  ------     ------       -----  ------     ------
Income from investment
 operations
 Net investment income       0.44     0.40       0.16        0.37    0.34       0.15        0.41    0.33       0.15
 Net gain (loss) on
  investments (both
  realized and
  unrealized)               (0.05)   (0.57)      0.31       (0.05)  (0.58)      0.29       (0.07)  (0.57)      0.29
                           ------   ------     ------       -----  ------     ------       -----  ------     ------
  Total from investment
   operations                0.39    (0.17)      0.47        0.32   (0.24)      0.44        0.34   (0.24)      0.44
                           ------   ------     ------       -----  ------     ------       -----  ------     ------
Less distributions
 Distributions from net
  investment income         (0.42)   (0.41)     (0.16)      (0.35)  (0.34)     (0.13)      (0.35)  (0.34)     (0.13)
 Distributions from net
  realized capital gains      - -    (0.10)       - -         - -   (0.10)       - -         - -   (0.10)       - -
                           ------   ------     ------       -----  ------     ------       -----  ------     ------
  Total distributions       (0.42)   (0.51)     (0.16)      (0.35)  (0.44)     (0.13)      (0.35)  (0.44)     (0.13)
                           ------   ------     ------       -----  ------     ------       -----  ------     ------
Net asset value at end of
 period                    $ 9.60   $ 9.63     $10.31       $9.60  $ 9.63     $10.31       $9.62  $ 9.63     $10.31
                           ======   ======     ======       =====  ======     ======       =====  ======     ======
Total return/3/              4.17%   (1.69)%     4.76%       3.40%  (2.43)%     4.45%       3.61%  (2.43)%     4.45%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $3,686   $1,856     $  975       $ 279  $  203     $  - -       $  69  $  571     $  - -
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.17%    1.17%      1.17%/2/    1.92%   1.92%      0.67%/2/    1.92%   1.92%      0.67%/2/
 Before
  advisory/administration
  fee waivers                1.35%    1.35%      1.42%/2/    2.10%   2.10%      0.92%/2/    2.10%   2.10%      0.92%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                4.63%    4.09%      4.07%/2/    3.86%   3.34%      0.64%/2/    3.78%   3.34%      5.00%/2/
 Before
  advisory/administration
  fee waivers                4.45%    3.91%      3.82%/2/    3.68%   3.16%      0.39%/2/    3.60%   3.16%      4.75%/2/
Portfolio turnover rate        55%      25%         7%         55%     25%         7%         55%     25%         7%

                   ------------------------------------------------------------

/1/ Commencement of operations of share class.
/2/ Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

             BlackRock
[GRAPHIC]    New Jersey Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of New Jersey. The fund normally invests at least 80% of its net assets in munici-pal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in secu-rities which are subject to regular Federal income tax or the Federal Alterna-tive Minimum Tax. In addition, for New Jersey tax purposes, the fund intends to invest at least 80% of its total assets in municipal securities of issuers located in the state of New Jersey and in securities issued by the U.S. Govern-ment, its agencies and authorities. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (NJ Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in New Jersey raises special concerns. In particular, changes in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctua-tions and general market liquidity than others. The income from certain deriv-atives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Munici-pal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Service Shares of the fund, which were first issued in July 1991. Investor A Shares were launched in January 1996, Investor B Shares were launched in July 1996 and Investor C Shares were launched in December 1998. The performance for Investor B Shares for the period before they were launched is based upon performance for Service and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Service, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Service Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares, because Investor B and C Shares have higher expenses than Investor A Shares.

                                  [GRAPH]

As of 12/31              Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
Best Quarter
Q1 '95:  6.13%

Worst Quarter
Q1 '94: -5.17%
                                  92     8.90%
                                  93    11.58%
                                  94    -4.70%
                                  95    14.94%
                                  96     3.44%
                                  97     8.08%
                                  98     5.80%
                                  99    -2.95%
                                  00     9.52%

The bars of 1992-1996 are based upon performance Service Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                         Since    Inception
                        1 Year     3 Years    5 Years  Inception     Date
NJ Tax-Free; Inv A       5.14%      2.58%      3.84%     5.90%     07/01/91
NJ Tax-Free; Inv B       4.21%      2.11%      3.64%     5.98%     07/01/91
NJ Tax-Free; Inv C       7.71%      3.22%      3.98%     5.98%     07/01/91
Lehman Municipal        11.69%      5.22%      5.84%     7.23%       N/A

These returns assume payment of applicable sales charges.

 * The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .50%     .50%     .50%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses                   .79%     .79%     .79%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .39%     .39%     .39%
Total annual fund operating
 expenses                       1.39%    2.04%    2.04%
Fee waivers and expense
 reimbursements*                 .32%     .22%     .22%
Net expenses*                   1.07%    1.82%    1.82%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (for Investor A Shares) and 1.82% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.

 IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.


 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $505   $792   $1,101  $1,975
B Shares**
   Redemption     $635   $968   $1,278  $2,106***
B Shares
   No Redemption  $185   $618   $1,078  $2,106***
C Shares**
   Redemption     $285   $618   $1,078  $2,351
C Shares
   No Redemption  $185   $618   $1,078  $2,351

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                    New Jersey Tax-Free Income Portfolio

                                             INVESTOR A SHARES
                                                                  For the      For the
                                                                  Period        Period
                              Year     Year      Year     Year    2/1/96      1/26/96/1/
                              Ended    Ended     Ended    Ended   through      through
                             9/30/00  9/30/99   9/30/98  9/30/97  9/30/96      1/31/96
 Net asset value
  at beginning of
  period                     $11.30   $12.07    $11.65   $11.27   $11.61        $11.54
                             ------   ------    ------   ------   ------        ------
 Income from
  investment
  operations
 Net investment
  income                       0.53     0.48      0.50     0.51     0.34           - -
 Net gain (loss)
  on investments
  (both realized
  and unrealized)             (0.02)   (0.69)     0.42     0.37    (0.34)         0.07
                             ------   ------    ------   ------   ------        ------
  Total from
   investment
   operations                  0.51    (0.21)     0.92     0.88     0.00          0.07
                             ------   ------    ------   ------   ------        ------
 Less
  distributions
 Distributions
  from net
  investment
  income                      (0.50)   (0.50)    (0.50)   (0.50)   (0.34)          - -
  Distributions
   from net
   realized
   capital gains                - -    (0.06)      - -      - -      - -           - -
                             ------   ------    ------   ------   ------        ------
  Total
   distributions              (0.50)   (0.56)    (0.50)   (0.50)   (0.34)          - -
                             ------   ------    ------   ------   ------        ------
 Net asset value
  at end of period           $11.31   $11.30    $12.07   $11.65   $11.27        $11.61
                             ======   ======    ======   ======   ======        ======
 Total return/3/               4.67%   (1.82)%    8.10%    7.94%   (0.01)%        0.63%
 Ratios/Supplemental
  data
 Net assets at end
  of period (in
  thousands)                 $1,723   $1,328    $1,432   $1,548   $  894        $   14
 Ratios of
  expenses to
  average net
  assets
  After
   advisory/administration
   fee waivers                 1.07%    1.07%     1.06%    1.02%    1.01%/2/      1.02%/2/
  Before
   advisory/administration
   fee waivers                 1.29%    1.28%     1.36%    1.34%    1.33%/2/      1.36%/2/
 Ratios of net
  investment
  income to
  average net
  assets
  After
   advisory/administration
   fee waivers                 4.81%    4.11%     4.26%    4.41%    4.29%/2/      2.79%/2/
  Before
   advisory/administration
   fee waivers                 4.59%    3.90%     3.96%    4.09%    3.98%/2/      2.45%/2/
 Portfolio
  turnover rate                  77%      43%       24%      77%     109%           26%

                                         INVESTOR B SHARES                     INVESTOR C SHARES
                                                                   For the     For the      For the
                                                                   Period      Period        Period
                              Year     Year      Year     Year    7/2/96/1/    10/1/99     12/9/98/1/
                              Ended    Ended     Ended    Ended    through     through      through
                             9/30/00  9/30/99   9/30/98  9/30/97   9/30/96     3/3/00       9/30/99
 Net asset value
  at beginning of
  period                     $11.30   $12.07    $11.65   $11.27    $11.15      $ 11.30       $11.98
                             -------- --------- -------- -------- ------------ ----------- ------------
 Income from
  investment
  operations
 Net investment
  income                       0.45     0.40      0.41     0.41      0.09         0.18         0.32
 Net gain (loss)
  on investments
  (both realized
  and unrealized)             (0.02)   (0.70)     0.42     0.38      0.12        (0.26)       (0.67)
                             -------- --------- -------- -------- ------------ ----------- ------------
  Total from
   investment
   operations                  0.43    (0.30)     0.83     0.79      0.21        (0.08)       (0.35)
                             -------- --------- -------- -------- ------------ ----------- ------------
 Less
  distributions
 Distributions
  from net
  investment
  income                      (0.42)   (0.41)    (0.41)   (0.41)    (0.09)       (0.18)       (0.33)
  Distributions
   from net
   realized
   capital gains                - -    (0.06)      - -      - -       - -          - -          - -
                             -------- --------- -------- -------- ------------ ----------- ------------
  Total
   distributions              (0.42)   (0.47)    (0.41)   (0.41)    (0.09)       (0.18)       (0.33)
                             -------- --------- -------- -------- ------------ ----------- ------------
 Net asset value
  at end of period           $11.31   $11.30    $12.07   $11.65    $11.27      $ 11.04       $11.30
                             ======== ========= ======== ======== ============ =========== ============
 Total return/3/               3.89%   (2.55)%    7.30%    7.14%     2.04%       (0.73)%      (3.02)%
 Ratios/Supplemental
  data
 Net assets at end
  of period (in
  thousands)                 $1,614   $1,440    $1,051   $  767    $   30      $- -/4/       $   19
 Ratios of
  expenses to
  average net
  assets
  After
   advisory/administration
   fee waivers                 1.82%    1.82%     1.80%    1.74%     1.74%/2/     1.82%/2/     1.82%/2/
  Before
   advisory/administration
   fee waivers                 2.04%    2.03%     2.10%    2.06%     2.06%/2/     2.04%/2/     2.03%/2/
 Ratios of net
  investment
  income to
  average net
  assets
  After
   advisory/administration
   fee waivers                 4.02%    3.36%     3.43%    3.60%     3.48%/2/     3.90%/2/     3.36%/2/
  Before
   advisory/administration
   fee waivers                 3.80%    3.15%     3.13%    3.28%     3.16%/2/     3.68%/2/     3.15%/2/
 Portfolio
  turnover rate                  77%      43%       24%      77%      109%          77%          43%

                    -----------------------------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

/4/There were no Investor C shares outstanding as of September 30, 2000.

             BlackRock
[GRAPHIC]    Pennsylvania Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with preservation of capital.

Primary Investment Strategies:
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of Pennsylvania. The fund normally invests at least 80% of its net assets in municipal securities including both general obligation and revenue bonds from a diverse range of issuers. The other 20% of net assets can be invested in secu-rities which are subject to regular Federal income tax or the Federal Alterna-tive Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strate-gies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and
 taxing power for the
 payment of principal
 and interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (PA Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in Pennsylvania raises special concerns. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its politi-cal subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Munici-pal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor B and C Shares were launched is based upon performance for Investor A Shares of the fund, which were first issued in December 1992. Investor B Shares were launched in October 1994 and Investor C Shares were launched in August 1998. The actual returns of Investor B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than Investor A Shares.

                                  [GRAPH]

As of 12/31                 Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 7.54%

Worst Quarter
Q1 '94: -6.29%
                                 93     12.62
                                 94     -7.12
                                 95     17.86
                                 96      4.10
                                 97      8.23
                                 98      5.65
                                 99     -2.72
                                 00      9.46

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                     Since    Inception
                       1 Year   3 Years   5 Years  Inception     Date
PA Tax-Free; Inv A      5.07%    2.59%     4.01%     5.23%     12/01/92
PA Tax-Free; Inv B      4.22%    2.19%     3.76%     5.20%     12/01/92
PA Tax-Free; Inv C      7.58%    3.38%     4.15%     5.23%     12/01/92
Lehman Municipal       11.69%    5.22%     5.84%     6.61%       N/A

These returns assume payment of applicable sales charges.

  * The chart and the table both assume reinvestment of dividends and distri-butions.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Sales Charge (Load)
 Imposed on Purchases*           4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge
 (Load)                          0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 132 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .50%     .50%     .50%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses                   .76%     .76%     .76%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .36%     .36%     .36%
Total annual fund operating
 expenses                       1.36%    2.01%    2.01%
Fee waivers and expense
 reimbursements*                 .29%     .19%     .19%
Net expenses*                   1.07%    1.82%    1.82%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (for Investor A Shares) and 1.82% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 138 for a discussion of these waivers and reimbursements.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and
 maintenance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $505   $786   $1,088  $1,945
B Shares**
   Redemption     $635   $962   $1,265  $2,076***
B Shares
   No Redemption  $185   $612   $1,065  $2,076***
C Shares**
   Redemption     $285   $612   $1,065  $2,322
C Shares
   No Redemption  $185   $612   $1,065  $2,322

  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no frontend charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

             Pennsylvania Tax-Free Income Portfolio

                                 INVESTOR A SHARES                             INVESTOR B SHARES
                       Year     Year      Year     Year     Year     Year     Year      Year     Year     Year
                       Ended    Ended     Ended    Ended    Ended    Ended    Ended     Ended    Ended    Ended
                      9/30/00  9/30/99   9/30/98  9/30/97  9/30/96  9/30/00  9/30/99   9/30/98  9/30/97  9/30/96
 Net asset value
  at beginning of
  period              $ 10.52  $ 11.15   $ 10.77  $ 10.44  $ 10.33  $ 10.44  $ 11.15   $ 10.77  $ 10.44  $10.33
                      -------  -------   -------  -------  -------  -------  -------   -------  -------  ------
 Income from
  investment
  operations
 Net investment
  income                 0.49     0.46      0.45     0.48     0.48     0.42     0.38      0.39     0.40    0.40
 Net gain (loss)
  on investments
  (both realized
  and unrealized)        0.02    (0.59)     0.40     0.33     0.11     0.02    (0.62)     0.41     0.33    0.11
                      -------  -------   -------  -------  -------  -------  -------   -------  -------  ------
  Total from
   investment
   operations            0.51    (0.13)     0.85     0.81     0.59     0.44    (0.24)     0.80     0.73    0.51
                      -------  -------   -------  -------  -------  -------  -------   -------  -------  ------
 Less
  distributions
 Distributions
  from net
  investment income     (0.47)   (0.47)    (0.47)   (0.48)   (0.48)   (0.40)   (0.44)    (0.42)   (0.40)  (0.40)
 Distributions
  from net
  realized
  capital gains           - -    (0.03)      - -      - -      - -      - -    (0.03)      - -      - -     - -
                      -------  -------   -------  -------  -------  -------  -------   -------  -------  ------
  Total
   distributions        (0.47)   (0.50)    (0.47)   (0.48)   (0.48)   (0.40)   (0.47)    (0.42)   (0.40)  (0.40)
                      -------  -------   -------  -------  -------  -------  -------   -------  -------  ------
 Net asset value
  at end of
  period              $ 10.56  $ 10.52   $ 11.15  $ 10.77  $ 10.44  $ 10.48  $ 10.44   $ 11.15  $ 10.77  $10.44
                      =======  =======   =======  =======  =======  =======  =======   =======  =======  ======
 Total return/3/         5.03%   (1.25)%    8.04%    7.95%    5.81%    4.33%   (2.21)%    7.56%    7.12%   5.04%
 Ratios/Supplemental
  data
 Net assets at
  end of period
  (in thousands)      $30,770  $36,634   $34,712  $32,900  $38,031  $21,584  $23,602   $17,601  $12,388  $7,974
 Ratios of
  expenses to
  average net
  assets
  After advisory/
   administration
   fee waivers           1.07%    1.04%     1.01%    0.97%    1.00%    1.82%    1.82%     1.78%    1.76%   1.74%
  Before advisory/
   administration
   fee waivers           1.26%    1.23%     1.25%    1.30%    1.30%    2.01%    2.00%     2.02%    2.07%   2.03%
 Ratios of net
  investment
  income to
  average net
  assets
  After advisory
   /administration
   fee waivers           4.74%    4.23%     4.25%    4.54%    4.58%    4.01%    3.45%     3.46%    3.73%   3.81%
  Before advisory/
   administration
   fee waivers           4.55%    4.04%     4.01%    4.23%    4.29%    3.82%    3.26%     3.22%    3.42%   3.51%
 Portfolio
  turnover rate            31%      28%       43%      97%     119%      31%      28%       43%      97%    119%

                          INVESTOR C SHARES
                                          For the
                                           Period
                       Year     Year     8/14/98/1/
                       Ended    Ended     through
                      9/30/00  9/30/99    9/30/98
 Net asset value
  at beginning of
  period              $10.48   $11.15      $11.00
                      -------- --------- ------------
 Income from
  investment
  operations
 Net investment
  income                0.42     0.39        0.42
 Net gain (loss)
  on investments
  (both realized
  and unrealized)       0.01    (0.59)       0.15
                      -------- --------- ------------
  Total from
   investment
   operations           0.43    (0.20)       0.57
                      -------- --------- ------------
 Less
  distributions
 Distributions
  from net
  investment income    (0.40)   (0.44)      (0.42)
 Distributions
  from net
  realized
  capital gains          - -    (0.03)        - -
                      -------- --------- ------------
  Total
   distributions       (0.40)   (0.47)      (0.42)
                      -------- --------- ------------
 Net asset value
  at end of
  period              $10.51   $10.48      $11.15
                      ======== ========= ============
 Total return/3/        4.32%   (1.93)%      7.56%
 Ratios/Supplemental
  data
 Net assets at
  end of period
  (in thousands)      $  388   $  907      $  184
 Ratios of
  expenses to
  average net
  assets
  After advisory/
   administration
   fee waivers          1.82%    1.82%       1.58%/2/
  Before advisory/
   administration
   fee waivers          2.01%    1.97%       1.82%/2/
 Ratios of net
  investment
  income to
  average net
  assets
  After advisory
   /administration
   fee waivers          4.01%    3.45%       2.98%/2/
  Before advisory/
   administration
   fee waivers          3.82%    3.26%       2.74%/2/
 Portfolio
  turnover rate           31%      28%         43%

             ------------------------------------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.

/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             About Your Investment
[GRAPHIC]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Buying Shares from a Registered Investment Professional

BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell BlackRock Funds Investor Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the prospectus and have a discussion with your registered representative about the details of your investment.

--------------------------------------------------------------------------------

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10. When you buy Investor Shares you pay the NAV/share plus the sales charge if you are purchasing Investor A Shares.

The funds' investments are valued based on market value, or where market quota-tions are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amor-tized cost method.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

PFPC, the Company's transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Foreign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

When you place a purchase order, you need to specify whether you want Investor A, B or C Shares. If you do not specify a class, you will receive Investor A Shares.

-------------------------------------------------------------------------------

When Must You Pay?

Payment for an order must be made by your registered representative in Federal funds or other immediately available funds by 4 p.m. (Eastern time) on the third business day following PFPC's receipt of the order. If payment is not received by this time, the order will be cancelled and you and your registered representative will be responsible for any loss to a fund. For shares pur-chased directly from the transfer agent, a check payable to BlackRock Funds and bearing the name of the fund you are purchasing must accompany a completed purchase application. The Company does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call PFPC at (800) 441-7762 before doing so to confirm the wiring instruc-tions.

-------------------------------------------------------------------------------

How Much is the Minimum Investment?
The minimum investment for the initial purchase of Investor Shares is $500. There is a $50 minimum for all later investments. The Company permits a lower initial investment if you are an employee of the Company or one of its service providers or you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account. Your investment professional can advise you on how to begin an Automatic Investment Plan. The Company won't accept a purchase order of $1 million or more for Investor







                                                                              t

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

B or Investor C Shares. The fund may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of the Company at any time.

--------------------------------------------------------------------------------

Which Pricing Option Should You Choose?

BlackRock Funds offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this prospectus, you can choose from Investor A, B, or C Shares.
A Shares (Front-End Load)
 .One time sales charge paid at time of purchase

 .Lower ongoing distribution fees
 .Free exchange with other A Shares in BlackRock Funds family

 .Advantage: Makes sense for investors who have long-term investment horizon because ongoing distribution fees are less than for other Investor Share classes.
 .Disadvantage: You pay sales charge up-front, and therefore you start off owning fewer shares.

B Shares (Back-End Load)
 .No front-end sales charge when you buy shares

 .You pay sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over 6 years to zero from a high of 4.5%.

 .Higher ongoing distribution fees than A Shares
 .Free exchange with other B Shares in BlackRock Funds family
 .Automatically convert to A Shares seven years from purchase
 .Advantage: No up-front sales charge so you start off owning more shares.

 .Disadvantage: You pay higher ongoing distribution fees than on A Shares each year you own shares, which means that you can expect lower total performance per share.

C Shares (Level Load)
 .No front-end sales charge when you buy shares
 .Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase

 .Higher ongoing distribution fees than A Shares
 .Free exchange with other C Shares in BlackRock Funds family

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 .Advantage: No up-front sales charge so you start off owning more shares.
  These shares may make sense for investors who have a shorter investment horizon relative to A or B Shares.

 .Disadvantage: You pay higher ongoing distribution fees than on A shares each year you own shares, which means that you can expect lower total performance per share. Shares do not convert to A Shares.

Investor B Shares received through the reinvestment of dividends and distribu-tions convert to A Shares 7 years after the reinvestment or at the same time as the conversion of the investor's most recently purchased B Shares that were not received through reinvestment (whichever is earlier).

--------------------------------------------------------------------------------

How Much is the Sales Charge?

The tables below show the schedule of sales charges that you may pay if you buy and sell Investor A, B and C Shares of a fund.

--------------------------------------------------------------------------------

Purchase of Investor A Shares

The following tables show the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge.

The following schedule of front-end sales charges and quantity discounts applies to the Low Duration Bond Portfolio.

  AMOUNT OF                SALES CHARGE AS SALES CHARGE AS
  TRANSACTION AT           % OF OFFERING   % OF NET ASSET
  OFFERING PRICE           PRICE*          VALUE*
  Less than $50,000        3.00%           3.09%
  $50,000 but less than
   $100,000                2.75%           2.83%
  $100,000 but less than
   $250,000                2.50%           2.56%
  $250,000 but less than
   $500,000                1.75%           1.78%
  $500,000 but less than
   $1,000,000              1.25%           1.26%
  $1 million or more       0.0%            0.0%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however you will pay a contingent deferred sales charge of 0.75% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following schedule of front-end sales charges and quantity discounts applies to the Intermediate Government Bond, Intermediate Bond, Core Bond Total Return, Core PLUS Total Return, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, Delaware Tax-Free Income and GNMA Portfolios.

  AMOUNT OF                SALES CHARGE AS SALES CHARGE AS
  TRANSACTION AT           % OF OFFERING   % OF NET ASSET
  OFFERING PRICE           PRICE*          VALUE*
  Less than $50,000        4.00%           4.17%
  $50,000 but less than
   $100,000                3.75%           3.90%
  $100,000 but less than
   $250,000                3.50%           3.63%
  $250,000 but less than
   $500,000                2.50%           2.56%
  $500,000 but less than
   $1,000,000              1.50%           1.52%
  $1 million or more       0.0%            0.0%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however you will pay a contingent deferred sales charge of 0.75% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The following schedule of front-end sales charges and quantity discounts applies to the Government Income and Managed Income Portfolios.

  AMOUNT OF                SALES CHARGE AS SALES CHARGE AS
  TRANSACTION AT           % OF OFFERING   % OF NET ASSET
  OFFERING PRICE           PRICE*          VALUE*
  Less than $50,000        4.50%           4.71%
  $50,000 but less than
   $100,000                4.25%           4.44%
  $100,000 but less than
   $250,000                4.00%           4.17%
  $250,000 but less than
   $500,000                3.00%           3.09%
  $500,000 but less than
   $1,000,000              2.00%           2.04%
  $1 million or more       0.0%            0.0%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however you will pay a contingent deferred sales charge of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.
                                                                            131
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The following schedule of front-end sales charges and quantity discounts applies to the International Bond Portfolio and the High Yield Bond Portfolio.

  AMOUNT OF                SALES CHARGE AS SALES CHARGE AS
  TRANSACTION AT           % OF OFFERING   % OF NET ASSET
  OFFERING PRICE           PRICE*          VALUE*
  Less than $50,000        5.00%           5.26%
  $50,000 but less than
   $100,000                4.75%           4.99%
  $100,000 but less than
   $250,000                4.50%           4.71%
  $250,000 but less than
   $500,000                3.50%           3.63%
  $500,000 but less than
   $1,000,000              2.50%           2.56%
  $1 million or more       0.0%            0.0%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however you will pay a contingent deferred sales charge of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

-------------------------------------------------------------------------------

Purchase of Investor B Shares

Investor B Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the offer-ing price or the net asset value of the B Shares on the redemption date (which-ever is less). The amount of any CDSC an investor must pay depends on the num-ber of years that elapse between the date of purchase and the date of redemption.

                                         CONTINGENT DEFERRED
                                         SALES CHARGE (AS %
                                         OF DOLLAR AMOUNT
  NUMBER OF YEARS                        SUBJECT TO THE
  ELAPSED SINCE PURCHASE                 CHARGE)
  Up to one year                         4.50%
  More than one but less than two years  4.00%
  More than two, but less than three
   years                                 3.50%
  More than three but less than four
   years                                 3.00%
  More than four but less than five
   years                                 2.00%
  More than five but less than six
   years                                 1.00%
  More than six years                    0.00%

-------------------------------------------------------------------------------
Purchase of Investor C Shares

Investor C Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The 1.00% is based on the offering price or the net asset value of the C Shares on the redemption date (whichever is less). There is no CDSC on C Shares redeemed after 12 months.








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When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed so that the lowest CDSC is charged. Investor B Shares and Investor C Shares that are not subject to the CDSC are redeemed first. After that, the Company redeems the Shares that have been held the longest.

--------------------------------------------------------------------------------

Can the Sales Charge be Reduced or Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as "break-points," cause a reduction in the front-end sale charge. The CDSC on Investor B Shares can be reduced depending on how long you own the shares. (Schedules of these reductions are listed above in the "Purchase of Investor A Shares" and "Purchase of Investor B Shares" sections.) Purchases by certain individuals and groups may be combined in determining the sales charge on Investor A Shares. The following are also ways the sales charge can be reduced or eliminated.

--------------------------------------------------------------------------------

Right of Accumulation (Investor A Shares)

Investors have a "right of accumulation" under which the current value of an investor's existing Investor A Shares in any fund that is subject to a front-end sales charge, or the total amount of an initial investment in such shares less redemptions (whichever is greater), may be combined with the amount of the current purchase in the same fund in determining the amount of the sales charge. In order to use this right, the investor must alert the Company's transfer agent, PFPC, of the existence of previously purchased shares.

--------------------------------------------------------------------------------

Letter of Intent (Investor A Shares)

An investor may qualify for a reduced front-end sales charge immediately by signing a "Letter of Intent" stating the investor's intention to buy a speci-fied amount of Investor A Shares within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The Letter of Intent may be signed anytime within 90 days after the first investment to be covered by the letter. The initial investment must meet the minimum initial purchase requirement and represent at least 5% of the total intended purchase. The investor must tell PFPC that later purchases are subject to the Letter of Intent. During the







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term of the Letter of Intent, PFPC will hold Investor A Shares representing 5%
of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased.
Any redemptions made during the term of the Letter of Intent will be sub-tracted from the amount of the total purchase indicated in the letter. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, PFPC will redeem enough of the Investor A Shares held in escrow to pay the difference.

-------------------------------------------------------------------------------

Reinvestment Privilege (Investor A Shares, Investor B and Investor C Shares)

An investor may choose to reinvest shares within 60 days of the initial redemp-tion. Shares will be purchased at the net asset value (NAV) calculated at the close of trading on the day the request is received. To exercise this privi-lege, PFPC must be notified, in writing, by the shareholder of record or the registered representative of record. Investors should consult a tax adviser concerning the tax consequences of exercising this reinvestment privilege.

-------------------------------------------------------------------------------

Quantity Discounts (Investor A Shares)

In addition to quantity discounts for individuals which we discussed above, there are ways for you to reduce the front-end sales charge by combining your order with the orders of certain members of your family and members of certain groups you may belong to. For more information on these discounts, please con-tact PFPC at (800) 441-7762 or see the SAI.

-------------------------------------------------------------------------------

Waiving the Sales Charge (Investor A Shares)

Certain investors, including some people associated with the Company and its service providers, may buy Investor A Shares without paying a sales charge. For more information on the waivers, please contact PFPC at (800) 441-7762 or see the SAI.







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Waiving the Contingent Deferred Sales Charge (Investor B and Investor C Shares)

The CDSC on Investor B and Investor C Shares is not charged in certain circum-stances, including share exchanges (see page 143) and redemptions made in con-nection with certain retirement plans and in connection with certain share-holder services offered by the Company. For more information on these waivers, please contact PFPC at (800) 441-7762 or see the SAI.

--------------------------------------------------------------------------------

Distribution and Service Plan

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain serv-ices provided to its shareholders.

Under the Plan, Investor Shares pay a fee (distribution fees) to BlackRock Dis-tributors, Inc. (the Distributor) or affiliates of PNC Bank for distribution and sales support services. The distribution fees may be used to pay the Dis-tributor for distribution services and to pay the Distributor and PNC Bank affiliates for sales support services provided in connection with the sale of Investor Shares. The distribution fees may also be used to pay brokers, deal-ers, financial institutions and industry professionals (Service Organizations) for sales support services and related expenses. All Investor A Shares pay a maximum distribution fee of .10% per year of the average daily net asset value of each fund. All Investor B and C Shares pay a maximum of .75% per year. The Plan also allows the Distributor, PNC Bank affiliates and other companies that receive fees from the Company to make payments relating to distribution and sales support activities out of their past profits or other sources.

Under the Plan, the Company may also enter into arrangements with Service Orga-nizations (including PNC Bank and its affiliates). Under these arrangements, Service Organizations will provide certain support services to their customers who own Investor Shares. The Company may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers. All Investor Shares pay this share-holder servicing fee.

In return for that fee, Service Organizations may provide one or more of the following services to their customers who own Investor Shares:


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


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    (1) Responding to customer questions on the services performed by the
        Service Organization and investments in Investor Shares;
    (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
    (3) Providing other similar shareholder liaison services.

For a separate shareholder processing fee paid by all Investor Shares of up to
 .15% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

    (1) Processing purchase and redemption requests from customers and plac-ing orders with the Company's transfer agent or the Distributor;
    (2) Processing dividend payments from the Company on behalf of customers;
    (3) Providing sub-accounting for Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and
    (4) Providing other similar services.

The shareholder servicing fees and shareholder processing fees payable pursu-ant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

How to Sell Shares

You can redeem shares at any time (although certain verification may be required for redemptions in excess of $25,000 or in certain other cases). The Company will redeem your shares at the next net asset value (NAV) calculated after your order is received by the fund's transfer agent minus any applicable CDSC. Except when CDSCs are applied, BlackRock Funds will not charge for redemptions. Shares may be redeemed by sending a written redemption request to BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, DE 19899-8907.






136
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--------------------------------------------------------------------------------


You can also make redemption requests through your registered investment pro-fessional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A, Investor B or Investor C Shares. If a shareholder owns more than one class of a fund and does not indicate which class he or she is redeeming, the fund will redeem shares so as to minimize the CDSC charged.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 15 days after the purchase date until the check has cleared.

-------------------------------------------------------------------------------

Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. You are responsible for any charges imposed by your bank for this service. Once autho-rization is on file, PFPC will honor requests by telephone at (800) 441-7762. The Company is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable proce-dures to make sure telephone instructions are genuine. The Company and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accor-dance with those procedures. The Company may alter the terms of or terminate this expedited redemption privilege at any time. Any redemption request of $25,000 or more must be in writing.

-------------------------------------------------------------------------------

The Company's Rights

The Company may:

  . Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940,
  . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emer-

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-------------------------------------------------------------------------------

     gency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "How to Sell Shares" above,

  . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
  . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.

--------------------------------------------------------------------------------

Accounts with Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below the required minimum ini-tial investment (usually $500 for Investor Shares) as the result of a redemp-tion or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

--------------------------------------------------------------------------------

Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $203.8 billion of assets under man-agement as of December 31, 2000. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 345
Park Avenue, New York, New York 10154, acts as sub-adviser to the funds.








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For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2000, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

  Low Duration Bond             .22%
  Intermediate Government Bond  .29%
  Intermediate Bond             .29%
  Core Bond Total Return        .25%
  Government Income             .15%
  Managed Income                .37%
  International Bond            .55%
  GNMA                          .20%
  High Yield                    .38%
  Tax-Free Income               .28%
  Pennsylvania Tax-Free Income  .31%
  New Jersey Tax-Free Income    .28%
  Ohio Tax-Free Income          .25%
  Delaware Tax-Free Income      .34%
  Kentucky Tax-Free Income      .37%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

                        Each Fund Except
                        Int'l Bond, GNMA, Int'l Bond, GNMA,
                        KY Tax-Free,      KY Tax-Free,
                        DE Tax Free       DE Tax-Free
                        INVESTMENT        INVESTMENT
  AVG DAILY NET ASSETS  ADVISORY FEE      ADVISORY FEE
  first $1 billion            .500%             .550%
  $1 billion--$2
   billion                    .450%             .500%
  $2 billion--$3
   billion                    .425%             .475%
  greater than $3
   billion                    .400%             .450%

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock and the Distributor have agreed to cap each fund's net expenses (excluding interest expense) at the levels shown in that fund's expense table.


 IMPORTANT DEFINITIONS


 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds is BlackRock
 Financial Management,
 Inc.

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--------------------------------------------------------------------------------

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through February 1, 2002 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Low Duration Bond             .385%
  Intermediate Government Bond  .475%
  Intermediate Bond             .435%
  Core Bond Total Return        .380%
  Core PLUS Total Return        .375%
  Government Income             .550%
  GNMA                          .485%
  Managed Income                .485%
  International Bond            .865%
  High Yield Bond               .525%
  Tax-Free Income               .485%
  Delaware Tax-Free Income      .585%
  Ohio Tax-Free Income          .515%
  Kentucky Tax-Free Income      .585%
  New Jersey Tax-Free Income    .475%
  Pennsylvania Tax-Free Income  .470%

If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay Black-Rock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Com-pany has approved in advance the payments to BlackRock at the previous quar-terly meeting of the Board.

In addition, through February 1, 2002 BlackRock and the Distributor have con-tractually agreed to waive distribution and service fees on Investor A Shares in the amount of .095% of average daily net assets for each fund.

--------------------------------------------------------------------------------

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are paid within 10 days after the end of each month. The Company's Board of Trustees may change the timing of dividend payments.








140
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Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to share-holders at least annually at a date determined by the Company's Board of Trust-ees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

--------------------------------------------------------------------------------

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gain, regardless of how long a shareholder has owned shares. All other distributions other than exempt-interest dividends will be taxed to shareholders as ordinary income.

Each of the Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios intends to pay most of its dividends as exempt-interest divi-dends, which means such dividends are exempt from regular federal income tax (but may be subject to the federal alternative minimum tax). The state or municipality where you live may not charge you state and local taxes on divi-dends paid with respect to interest on obligations of such state or municipali-ty. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. gov-ernment and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

Use of the exchange privilege will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege be subject to federal, state and local income tax.

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--------------------------------------------------------------------------------


If more than half of the total asset value of a fund is invested in foreign securities, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

             Services for Shareholders
[GRAPHIC]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Company.

Additional information about these features is available by calling PFPC at
(800) 441-7762.

--------------------------------------------------------------------------------

Exchange Privilege

BlackRock Funds offers 42 different funds, enough to meet virtually any invest-ment need. Once you are a shareholder, you have the right to exchange Investor A, B, or C Shares from one fund to another to meet your changing financial needs. For example, if you are in a fund that has an investment objective of long term capital growth and you are nearing retirement, you may want to switch into another fund that has current income as an investment objective.

You can exchange $500 (or any other applicable minimum) or more from one Black-Rock Fund into another. Investor A, Investor B and Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $500 if you already have an account in the fund into which you are exchanging.) Because different funds have different sales charges, the exchange of Investor A Shares may be subject to the difference between the sales charge already paid and the higher sales charge (if any) payable on the shares acquired as a result of the exchange. For Federal income tax a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

To make an exchange, you must send a written request to PFPC at P.O. Box 8907, Wilmington, DE 19899-8907. You can also make exchanges via telephone automati-cally, unless you previously indicated that you did not want this option. If so, you may not use telephone exchange privileges until completing a Telephone Exchange Authorization Form. To receive a copy of the

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form contact PFPC. The Company has the right to reject any telephone request.

In general, there are no limits on the number of exchanges you can make. How-ever, the Company may suspend or terminate your exchange privilege at any time and generally will do so if you make more than five exchanges out of any fund in any twelve month period.

The Company reserves the right to modify, limit the use of, or terminate the exchange privilege at any time.

--------------------------------------------------------------------------------

Automatic Investment Plan (AIP)

If you would like to establish a regular, affordable investment program, Black-Rock Funds makes it easy to set up. As an investor in any BlackRock Fund port-folio, you can arrange for periodic investments in that fund through automatic deductions from a checking or savings account by completing the AIP
Application Form. The minimum investment amount for an automatic investment plan is $50. AIP Application Forms are available from PFPC.

--------------------------------------------------------------------------------

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts
(IRAs) and rollover IRAs where PNC Bank or any of its affiliates acts as cus-todian. For more information about applications or annual fees, please contact the Fund Agent, PFPC Inc., at P.O. Box 8907, Wilmington, DE 19899-8907, or call 1-800-441-7762. To determine if you are eligible for an IRA and whether an IRA will benefit you, you should consult with a tax adviser.

--------------------------------------------------------------------------------

Market Timing

The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trad-ing is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase









144
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--------------------------------------------------------------------------------

or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.

--------------------------------------------------------------------------------

Statements

Every BlackRock shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

--------------------------------------------------------------------------------

Systematic Withdrawal Plan (SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a SWP a shareholder must have a current invest-ment of $10,000 or more in a fund. Shareholders can elect to receive cash pay-ments of $50 or more monthly, every other month, quarterly, semi-annually or annually. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or can-cel the SWP at any time, upon written notice to PFPC. If an investor purchases additional
Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemp-tions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay the applicable CDSC.






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Important Notice Regarding Delivery of Shareholder Documents

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

--------------------------------------------------------------------------------

Internet Transactions

Investors in the funds may view their account balance and activity through the BlackRock Funds website. To use this service, you will need a browser that supports Microsoft Internet Explorer version 4.5 or higher or Netscape Naviga-tor 4.0 or higher.

The Company plans to accept Internet transaction processing beginning in the third quarter of 2001. The total purchase amount will be debited directly from your bank account via the Automated Clearing House (ACH) system. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Company will limit Internet purchases and redemptions in Investor Class shares to $25,000.00 Applications may be downloaded from www.blackrock.com. Please read the Internet Services Disclosure Agreement and the User Agreement before attempting to transact online.

The Company employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precau-tions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Company in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Company, or any of its affiliates, incurred through fraudulent activity.

--------------------------------------------------------------------------------

Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages

1) Have your enrollment number ready. If you do not have one, please contact your financial advisor.

2) Log on to www.investordelivery.com.

3) Enter your assigned enrollment number plus the four-digit personal identifi-cation number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the informa-tion that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:

1) Log on to http://funds.blackrock.com.

2) Click on Electronic Delivery icon on either side of your screen.

3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference.
More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2001 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762

Purchases and Redemptions
Call your registered representative or (800) 441-7762.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8907,
Wilmington, DE 19899-8907
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

[LOGO OF BLACKROCK FUNDS] (SM)

Bond Portfolios
=======================================
I N S T I T U T I O N A L   S H A R E S

BlackRock Funds (SM) is a mutual fund family with 42 investment portfolios, 15 of which are described in this prospectus.





P R O S P E C T U S

January 28, 2001

[LOGO OF BLACKROCK FUNDS] (SM)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC-  |   May lose value
INSURED    |   No bank guarantee

Table of
Contents

How to find
the information
you need
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find the information you need........................................   1
THE BLACKROCK BOND FUNDS
Low Duration Bond...........................................................   2
Intermediate Government Bond................................................   9
Intermediate Bond...........................................................  15
Core Bond Total Return......................................................  21
Core PLUS Total Return......................................................  28
GNMA Portfolio..............................................................  35
Managed Income..............................................................  41
International Bond..........................................................  48
High Yield Bond.............................................................  55
Tax-Free Income.............................................................  63
Delaware Tax-Free Income....................................................  70
Ohio Tax-Free Income........................................................  77
Kentucky Tax-Free Income....................................................  84
New Jersey Tax-Free Income..................................................  91
Pennsylvania Tax-Free Income................................................  98

About Your Investment

How to Buy/Sell Shares...................................................... 105
Dividends/Distributions/Taxes............................................... 111

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on 15 of the BlackRock Bond funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

             BlackRock
[GRAPHIC]    Low Duration Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the one to five year maturity range. The fund normally invests at least 80% of its total assets in bonds diversified among several categories. The fund manager may also invest up to 20% of the fund's total assets in non-investment grade bonds or convertible securities with a minimum rating of "B" and up to 20% of its total assets in bonds of foreign issuers. The fund manager selects securities from several categories including: U.S. Treasuries and agency securities, asset-backed securities, CMOs, corporate bonds and commer-cial and residential mortgage-backed securities.

The management team evaluates categories of the bond market and individual securities within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security's rating falls below "B", the manager will decide whether to con-tinue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency trans-actions as a hedging technique. In these
 IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.
 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.
 Collateralized Mortgage
 Obligations (CMO):
 Bonds that are backed
 by cash flows from
 pools of mortgages.
 CMOs may have multiple
 classes with different
 payment rights and
 protections.
 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.
 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.
 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

transactions, the fund exchanges its right to pay or receive interest or cur-rencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. The practice is know as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.
 IMPORTANT DEFINITIONS

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.
 Merrill Lynch 1-3 Year
 Treasury Index: An
 unmanaged index com-
 prised of Treasury
 securities with maturi-
 ties of from 1 to 2.99
 years.
 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.
 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national curren-cies of these countries by July 1, 2002. Full implementation of the Euro may
be delayed and diffi     -
4
culties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not ade-quately prepared for the transition, which could hurt the value of shares of the fund.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 20% of its total assets in high yield securities and all such securities must be rated "B" or higher at the time of purchase by at least one major rating agency. A "B" rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, pos-itively or negatively, to reflect new developments regarding the issuer. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. Also, the market for high yield securi-ties is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.


                                 [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 3.26%

Worst Quarter
Q1 '94: -0.18%
                                  93    5.66%
                                  94    1.39%
                                  95   10.51%
                                  96    5.07%
                                  97    6.05%
                                  98    6.63%
                                  99    4.06%
                                  00    8.27%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                      Since     Inception
                       1 Year    3 Years   5 Years  Inception     Date
------------------------------------------------------------------------------
Low Duration Bond       8.27%     6.31%     6.00%     5.76%     07/17/92
------------------------------------------------------------------------------
ML 1-3 Yr. Treasury     8.00%     6.00%     5.92%     5.75%       N/A*
------------------------------------------------------------------------------

 * For comparative purposes, the value of the index on 07/31/92 is used as the beginning value on 07/17/92.
** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
6

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory fees                                     .50%
Interest expense                                 1.87%
Other expenses                                    .33%
Total annual fund operating expenses             2.70%
Fee waivers and expense reimbursements*           .28%
Net expenses*                                    2.42%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .55% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the follow-ing two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:


                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $245   $812   $1,405   $3,011

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1992, Keith Anderson since 1992 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since inception, Keith Anderson since 1999 and Rajiv Sobti since 1999.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                           Low Duration Bond Portfolio



                                                                  For the      For the
                                                                   Period      Period
                            Year      Year      Year      Year     4/1/96      7/1/95
                           Ended     Ended     Ended     Ended    through      through
                          9/30/00   9/30/99   9/30/98   9/30/97   9/30/96      3/31/96
Net asset value at
 beginning of period      $   9.82  $  10.03  $   9.89  $   9.79  $   9.79     $  9.83
                          --------  --------  --------  --------  --------     -------
Income from investment
 operations
Net investment income         0.61      0.58      0.56      0.58      0.28        0.42
Net gain (loss) on
 investments (both
 realized and
 unrealized)                 (0.01)    (0.20)     0.14      0.08     (0.01)        - -
                          --------  --------  --------  --------  --------     -------
Total from investment
 operations                   0.60      0.38      0.70      0.66      0.27        0.42
                          --------  --------  --------  --------  --------     -------
Less distributions
Distributions from net
 investment
 income                      (0.60)    (0.59)    (0.56)    (0.56)    (0.27)      (0.41)
Distributions in excess
 of net investment
 income                        - -       - -       - -       - -       - -       (0.04)
Distributions from net
 realized capital gains        - -       - -       - -       - -       - -       (0.01)
                          --------  --------  --------  --------  --------     -------
Total distributions          (0.60)    (0.59)    (0.56)    (0.56)    (0.27)      (0.46)
                          --------  --------  --------  --------  --------     -------
Net asset value at end
 of period                $   9.82  $   9.82  $  10.03  $   9.89  $   9.79     $  9.79
                          ========  ========  ========  ========  ========     =======
Total return                  6.29%     3.91%     7.28%     6.89%     2.70%       4.25%
Ratios/Supplemental data
Net assets at end of
 period (in
 thousands)               $126,818  $157,553  $166,887  $102,490  $135,686     $52,843
Ratios of expenses to
 average net assets
After
 advisory/administration
 fee
 waivers                      2.43%     2.39%     1.80%     1.54%     0.64%/1/    0.96%/1/
After
 advisory/administration
 fee
 waivers (excluding
 interest expense)            0.55%     0.56%     0.55%     0.55%     0.55%/1/    0.63%/1/
Before
 advisory/administration
 fee waivers                  2.71%     2.67%     2.20%     1.87%     0.92%/1/    1.16%/1/
Ratios of net investment
 income to average net
 assets
After
 advisory/administration
 fee
 waivers                      6.16%     5.89%     5.77%     5.15%     5.63%/1/    4.92%/1/
Before
 advisory/administration
 fee waivers                  5.88%     5.62%     5.37%     4.82%     5.36%/1/    4.72%/1/
Portfolio turnover rate        182%      177%      227%      371%      228%        185%

                           ----------------------------------------------------
/1/Annualized.

             BlackRock
[GRAPHIC]    Intermediate Government
             Bond Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in the highest rated intermediate government and agency bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds issued or guaranteed by the U.S. Government and its agen-cies. The fund defines intermediate bonds as those with maturities of between two and ten years.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

The management team evaluates categories of the government/ agency market and individual bonds within these categories. The manager selects bonds from sev-eral categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund mea-sures its performance against the Lehman Brothers Intermediate Government Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Lehman Brothers Inter-
 mediate Government
 Index: An unmanaged
 index comprised of
 Treasury and Agency
 issues from the more
 comprehensive Lehman
 Aggregate Index. This
 index concentrates on
 intermediate maturity
 bonds and thus excludes
 all maturities from the
 broader index below one
 year and above 9.9
 years.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-

 IMPORTANT DEFINITIONS


 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

backed securities and CMBS generally experience less prepay-ment than residen-tial mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuations) as borrowers are motivated to pay off debt and refinance at new lower rates. During such peri-ods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by the full faith and credit of the United States. Others are supported by the right of the issuer to borrow from the Treasury, and others are sup-ported only by the credit of the entity. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.


                                [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 4.48%
Worst Quarter
Q1 '94: -2.39%
                                  93     7.8%
                                  94   -3.35%
                                  95   13.79%
                                  96    4.41%
                                  97    7.73%
                                  98    7.64%
                                  99    0.83%
                                  00   10.24%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                    Since    Inception
                       1 Year   3 Years  5 Years  Inception     Date
------------------------------------------------------------------------------
Intermediate Govt.     10.24%    6.16%    6.11%     6.25%     04/20/92
------------------------------------------------------------------------------
LB Intermediate Govt.  10.47%    6.39%    6.18%     8.32%       N/A
------------------------------------------------------------------------------

** The chart and the table both assume reinvestment of dividends and distribu-tions.
12

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Interest expense                          .42%
Other expenses                            .31%
Total annual fund operating expenses     1.23%
Fee waivers and expense reimbursements*   .21%
Net expenses*                            1.02%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $104   $370    $655    $1,470

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statement, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                 Intermediate Government Bond Portfolio



                                 Year      Year      Year     Year      Year
                                Ended     Ended     Ended     Ended    Ended
                               9/30/00   9/30/99   9/30/98   9/30/97  9/30/96
Net asset value at beginning
 of period                     $   9.89  $  10.48  $  10.11  $  9.92  $  10.02
                               --------  --------  --------  -------  --------
Income from investment
 operations
 Net investment income             0.61      0.59      0.57     0.59      0.58
 Net gain (loss) on
  investments (both realized
  and unrealized)                  0.01     (0.51)     0.39     0.19     (0.11)
                               --------  --------  --------  -------  --------
  Total from investment
   operations                      0.62      0.08      0.96     0.78      0.47
                               --------  --------  --------  -------  --------
Less distributions
 Distributions from net
  investment income               (0.59)    (0.59)    (0.59)   (0.59)    (0.57)
 Distributions from net
  realized capital gains          (0.01)    (0.08)      - -      - -       - -
                               --------  --------  --------  -------  --------
  Total distributions             (0.60)    (0.67)    (0.59)   (0.59)    (0.57)
                               --------  --------  --------  -------  --------
Net asset value at end of
 period                        $   9.91  $   9.89  $  10.48  $ 10.11  $   9.92
                               ========  ========  ========  =======  ========
Total return                       6.54%     0.75%     9.83%    8.08%     4.82%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)               $325,510  $388,917  $441,691  $96,605  $126,312
 Ratios of expenses to
  average net assets
 After
  advisory/administration fee
  waivers                          1.02%     0.81%     0.63%    0.67%     0.70%
 After
  advisory/administration fee
  waivers (excluding interest
  expense)                         0.60%     0.60%     0.59%    0.55%     0.53%
 Before
  advisory/administration fee
  waivers                          1.23%     1.02%     0.89%    0.98%     1.00%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration fee
  waivers                          6.17%     5.77%     5.72%    5.88%     5.86%
 Before
  advisory/administration fee
  waivers                          5.96%     5.56%     5.46%    5.57%     5.56%
Portfolio turnover rate             131%      191%      272%     291%      580%

                                 ----------------------------------------------

             BlackRock
[GRAPHIC]    Intermediate Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in intermediate bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds. The fund defines inter-mediate bonds as those with maturities of between two and ten years. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bonds market and individual securities within those categories. The manager selects bonds from several cat-egories including: U.S. Treasuries and agency securities, commercial and resi-dential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman Brothers Intermediate Government/Corporate Index (the bench-mark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold from the portfolio if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, rein-

 IMPORTANT DEFINITIONS


 Lehman Brothers Inter-
 mediate
 Government/Corporate
 Index: An unmanaged
 index comprised of
 Treasury, agency and
 corporate issues from
 the more comprehensive
 Lehman Aggregate Index.
 This index concentrates
 on intermediate matu-
 rity bonds and thus
 excludes all maturities
 from the broader index
 below one year and
 above 9.9 years.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

vestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they do carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals in taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Corporate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.


                                  [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q2 '95: 4.52%

Worst Quarter
Q1 '94: -2.80%
                                 94     -3.11%
                                 95     14.59%
                                 96      4.31%
                                 97      7.61%
                                 98      7.09%
                                 99      0.99%
                                 00     10.73%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                             Since   Inception
                               1 Year    3 Years   5 Years Inception    Date
------------------------------------------------------------------------------
Intermediate Bond              10.73%     6.19%     6.09%    5.58%    09/17/93
------------------------------------------------------------------------------
LB Intermediate Govt./Corp.    10.12%     6.22%     6.11%    5.99%      N/A*
------------------------------------------------------------------------------

 * For comparative purposes, the value of the index on 09/30/93 is used as the beginning value on 09/17/93.
** The chart and the table both assume reinvestment of dividends and distribu-tions.
18

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                                     .50%
Interest expense                                  .83%
Other expenses                                    .31%
Total annual fund operating expenses             1.64%
Fee waivers and expense reimbursements*           .21%
Net expenses*                                    1.43%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section of page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $146   $497    $872    $1,926

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                            Intermediate Bond Portfolio



                                Year      Year      Year      Year      Year
                               Ended     Ended     Ended     Ended     Ended
                              9/30/00   9/30/99   9/30/98   9/30/97   9/30/96
Net asset value at beginning
 of period                    $   9.10  $   9.67  $   9.49  $   9.32  $   9.43
                              --------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income            0.58      0.57      0.57      0.58      0.56
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                     0.02     (0.47)     0.23      0.17     (0.09)
                              --------  --------  --------  --------  --------
  Total from investment
   operations                     0.60      0.10      0.80      0.75      0.47
                              --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income              (0.57)    (0.57)    (0.57)    (0.58)    (0.55)
 Distributions from net
  realized capital gains           - -     (0.10)    (0.05)      - -     (0.03)
                              --------  --------  --------  --------  --------
  Total distributions            (0.57)    (0.67)    (0.62)    (0.58)    (0.58)
                              --------  --------  --------  --------  --------
Net asset value at end of
 period                       $   9.13  $   9.10  $   9.67  $   9.49  $   9.32
                              ========  ========  ========  ========  ========
Total return                      6.89%     1.10%     8.81%     8.40%     5.10%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)              $516,538  $476,236  $490,674  $295,709  $207,909
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                     1.43%     1.74%     1.72%     0.98%     0.83%
 After
  advisory/administration
  fee waivers (excluding
  interest expense)               0.60%     0.60%     0.59%     0.53%     0.53%
 Before
  advisory/administration
  fee waivers                     1.65%     1.96%     1.99%     1.27%     1.13%
 Ratios of net investment
  income to average
  net assets
 After
  advisory/administration
  fee waivers                     6.42%     6.12%     6.05%     6.18%     5.97%
 Before
  advisory/administration
  fee waivers                     6.20%     5.90%     5.78%     5.89%     5.67%
Portfolio turnover rate            199%      221%      221%      321%      670%

                            ---------------------------------------------------
20

             BlackRock
[GRAPHIC]
             Core Bond Total Return
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Broth-ers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds with maturities of between five and fifteen years. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The portfolio management team evaluates several categories of the bond market and individual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency trans-actions as a hedging technique. In these transactions, the fund exchanges its
right to pay or receive inter     -

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mort-
 gaged-backed securities
 (both residential and
 commercial), other
 floating or variable
 rate obligations,
 municipal obligations
 and zero coupon debt
 securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

est or currencies with another party for their right to pay or receive inter-est or another currency in the future.

The fund can borrow money to buy additional securities. The practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the

 IMPORTANT DEFINITIONS


 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expro-priation of assets and more difficulty obtaining information on foreign securi-ties or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securi-ties markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond mar-ket performance. As with all such investments, past performance is not an indication of future results.
24

                                  [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q2 '95: 5.87%

Worst Quarter
Q1 '94: -2.63%
                                  93     9.69%
                                  94    -2.33%
                                  95    18.18%
                                  96     3.58%
                                  97     9.02%
                                  98     8.19%
                                  99    -0.62%
                                  00    12.23%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                         Since    Inception
                          1 Year    3 Years   5 Years  Inception     Date
------------------------------------------------------------------------------
Core Bond Total Return    12.23%     6.45%     6.38%     7.04%     12/09/92
------------------------------------------------------------------------------
Lehman Aggregate          11.63%     6.35%     6.46%     7.05%       N/A
------------------------------------------------------------------------------

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .49%
Interest expense                          .23%
Other expenses                            .30%
Total annual fund operating expenses     1.02%
Fee waivers and expense reimbursements*   .24%
Net expenses*                             .78%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .55% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the follow-ing two years. See the "Management" section of page 109 for a discussion of these waivers and reimbursements.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $80    $301    $540    $1,226

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1992 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                           Core Bond Total Return Portfolio



                                                                      For the      For the
                                                                       Period      Period
                              Year       Year       Year      Year     4/1/96      7/1/95
                             Ended      Ended      Ended     Ended    through      through
                            9/30/00    9/30/99    9/30/98   9/30/97   9/30/96      3/31/96
Net asset value at
 beginning of period       $     9.31  $  10.12   $   9.82  $   9.55  $   9.61     $  9.85
                           ----------  --------   --------  --------  --------     -------
Income from investment
 operations
 Net investment income           0.60      0.57       0.59      0.62      0.30        0.47
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                    0.05     (0.59)      0.40      0.26     (0.06)      (0.07)
                           ----------  --------   --------  --------  --------     -------
 Total from investment
  operations                     0.65     (0.02)      0.99      0.88      0.24        0.40
                           ----------  --------   --------  --------  --------     -------
Less distributions
 Distributions from net
  investment income             (0.59)    (0.57)     (0.60)    (0.61)    (0.30)      (0.47)
 Distributions from net
  realized capital gains        (0.01)    (0.22)     (0.09)      - -       - -       (0.17)
                           ----------  --------   --------  --------  --------     -------
 Total distributions            (0.60)    (0.79)     (0.69)    (0.61)    (0.30)      (0.64)
                           ----------  --------   --------  --------  --------     -------
Net asset value at end of
 period                    $     9.36  $   9.31   $  10.12  $   9.82  $   9.55     $  9.61
                           ==========  ========   ========  ========  ========     =======
 Total return                    7.29%    (0.17)%    10.57%    10.03%     2.55%       3.93%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $1,051,089  $712,529   $673,823  $393,657  $162,626     $64,707
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                    0.78%     0.93%      0.83%     0.84%     0.80%/1/    0.75%/1/
 After
  advisory/administration
  fee waivers (excluding
  interest expense)              0.55%     0.55%      0.55%     0.55%     0.55%/1/    0.66%/1/
 Before
  advisory/administration
  fee waivers                    1.02%     1.19%      1.17%     1.14%     1.09%/1/    1.00%/1/
 Ratios of net investment
  income to average
  net assets
 After
  advisory/administration
  fee waivers                    6.51%     5.94%      6.00%     6.52%     6.50%/1/    5.80%/1/
 Before
  advisory/administration
  fee waivers                    6.27%     5.68%      5.66%     6.23%     6.20%/1/    5.55%/1/
Portfolio turnover rate           248%      328%       405%      441%      308%        723%

/1/Annualized.
                           ----------------------------------------------------

             BlackRock
[GRAPHIC]    Core PLUS Total Return
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Broth-ers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds. Additionally, under normal market conditions, the fund's aver-age duration will be within (+/-)20% of the duration of the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its total assets in any combination of non-investment grade bonds (high yield or junk bonds), bonds denominated in foreign currencies and bonds of foreign (including emerging market) issuers.

The portfolio management team evaluates several categories of the bond market and individual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency trans-actions as a hedging technique. In these

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mort-
 gaged-backed securities
 (both residential and
 commercial), other
 floating or variable
 rate obligations,
 municipal obligations
 and zero coupon debt
 securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.
 Duration, which mea-
 sures price sensitivity
 to interest rate
 changes, is not neces-
 sarily equal to average
 maturity.
 High Yield Bond: Some-
 times referred to as
 "junk bonds" these are
 debt securities, which
 are rated less than
 investment grade (below
 the fourth highest rat-
 ing of the major rating
 agencies). These secu-
 rities generally pay
 more interest than
 higher rated securi-
 ties. The higher yield
 is an incentive to
 investors who otherwise
 may be hesitant to pur-
 chase the debt of such
 a low rated issuer.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

transactions, the fund exchanges its right to pay or receive interest or cur-rencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. The practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepay-

 IMPORTANT DEFINITIONS


 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

ment than residential mortgage-backed securities. In periods of falling inter-est rates, the rate of prepayments tends to increase (as does price fluctua-tion) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protec-tion. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S.
companies. There is also less government regulation of foreign securities mar-kets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit call the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world capi-tal markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negative-ly, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered spec-ulative, meaning there is a significant risk that companies issuing these secu-rities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This mean that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund.

IMPORTANT DEFINITIONS

Advisory Fees: Fees
paid to the investment
adviser for portfolio
management services.

Other Expenses: Include
administration, trans-
fer agency, custody,
professional fees and
registration fees.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .50%
Other expenses/1/                        .39%
Total annual fund operating expenses     .89%
Fee waivers and expense reimbursements*  .34%
Net expenses*                            .55%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .55% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section of page 109 for a discussion of these waivers and reimburse-ments.
 /1/The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years

Institutional Shares   $56    $250


Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson, Scott Amero and Rajiv Sobti have been port-folio co-managers since the fund's inception.

Past Performance of Institutional Accounts
The investment results shown below represent the gross historical performance of certain institutional accounts managed by BFM and were calculated pursuant to Association for Investment Management and Research (AIMR) guidelines. These institutional accounts have substantially similar investment objectives, poli-cies and strategies to those of the fund. Keith Anderson, Scott Amero and Rajiv Sobti were the portfolio managers responsible for this performance. Keith Anderson, Scott Amero and Rajiv Sobti continue to be primarily responsible for the institutional accounts and intend to utilize a substantially similar investment approach for the fund. The performance information is provided to illustrate the past performance of BFM in managing substantially similar insti-tutional accounts and does not represent the performance of the fund, which has no history of operations. Investors should realize that this past performance data is not an indication of future performance of the fund.

                                  [GRAPH]


                            Net Annualized Returns
                            As Of December 31, 2000


                                                                   Since
                               One Year         Two Years        Inception
                              12/31/1999-      12/31/1998-       3/31/1998-
                              12/31/2000       12/31/2000       12/31/2000
                              ----------       ----------       ----------

Institutional Accounts           11.8             11.8             19.7
Lehman Brothers
Aggregate Index                  11.6             10.7             18.5

The data represents accounts with assets as of December 31, 2000 of $7.685 bil-lion. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the fund.

The performance numbers above reflect the deductions for investment advisory fees, but do not reflect transaction costs and other expenses. If such expenses were deducted, the performance of the institutional accounts would be less than the performance shown. The performance results reflect dividend reinvestment and are calculated on a settlement date basis through December 31, 2000.

The index used for comparison is the Lehman Brothers Aggregate Index, an unman-aged index with no expenses, which is comprised of more than 5,000 taxable investment grade bonds rated by Moody's or Standard and Poor's.

The institutional accounts that are included in the data above are not subject to the same types of expenses as the fund and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986. The performance results of the institutional accounts could have been adversely affected if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, differences in the Securities and Exchange Commission and AIMR methodology for calculating performance could result in difference perfor-mance data for identical time periods.

             BlackRock
[GRAPHIC]    GNMA
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its total assets in bonds (including U.S. Treasuries and agency securities and mortgage-backed and asset-backed securi-
ties) and at least 65% of its total assets in GNMA securities.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

Securities are purchased for the fund when the manager determines that they have the potential for above average current income. The fund measures its per-formance against the Lehman GNMA Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 GNMA Securities: Secu-
 rities issued by the
 Government National
 Mortgage Association
 (GNMA). These securi-
 ties represent inter-
 ests in pools of resi-
 dential mortgage loans
 originated by private
 lenders and pass income
 from the initial debt-
 ors (homeowners)
 through intermediaries
 to investors. GNMA
 securities are backed
 by the full faith and
 credit of the U.S. Gov-
 ernment.

 Lehman GNMA Index: An
 unmanaged index com-
 prised of mortgage-
 backed pass through
 securities of the Gov-
 ernment National Mort-
 gage Association
 (GNMA).

fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

In addition to GNMA securities, the fund may make investments in other resi-dential and commercial mortgage-backed securities and other asset-backed secu-rities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase

 IMPORTANT DEFINITIONS

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

(as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.


Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term cap-ital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman GNMA Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.



                                 [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q2 '95: 5.83%

Worst Quarter
Q1 '94: -3.65%
                                 91     16.03%
                                 92      6.71%
                                 93      7.86%
                                 94     -3.54%
                                 95     17.73%
                                 96      4.72%
                                 97      9.70%
                                 98      7.57%
                                 99      0.28%
                                 00     11.85%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                              Inception
                     1 Year    3 Years   5 Years   10 Years     Date
------------------------------------------------------------------------------
GNMA                 11.85%     6.46%     6.74%     7.71%     05/31/90
------------------------------------------------------------------------------
Lehman GNMA Index    11.11%     6.58%     6.95%     8.27%       N/A*
------------------------------------------------------------------------------

 * For comparative purposes, the value of the index on 05/31/90 is used as the beginning value on 05/31/90.
** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .55%
Interest expense                          .89%
Other expenses                            .40%
Total annual fund operating expenses     1.84%
Fee waivers and expense reimbursements*   .35%
Net expenses*                            1.49%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $152   $545    $963    $2,130

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Rajiv Sobti, Managing Director of BFM since March 1998 and Andrew Phillips, Managing Director of BFM since 1991. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Don-aldson Lufkin & Jenrette for 12 years. Rajiv Sobti and Andrew Phillips have been members of the team managing the fund since 1998 and portfolio co-managers since 1999.



 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statement, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                                   GNMA Portfolio



                                                                   For the
                                                                    Period
                                                Year      Year    5/18/98/1/
                                                Ended    Ended     through
                                               9/30/00  9/30/99    9/30/98
Net asset value at beginning of period         $  9.61  $  10.11    $10.00
                                               -------  --------    ------
Income from investment operations
 Net investment income                            0.62      0.61      0.23
 Net gain (loss) on investments (both realized
  and unrealized)                                 0.13     (0.49)     0.10
                                               -------  --------    ------
  Total from investment operations                0.75      0.12      0.33
                                               -------  --------    ------
Less distributions
 Distributions from net investment income        (0.62)    (0.60)    (0.22)
 Distributions in excess of net investment
  income                                         (0.02)      - -       - -
 Distributions from net realized capital gains   (0.02)    (0.02)      - -
                                               -------  --------    ------
  Total distributions                            (0.66)    (0.62)    (0.22)
                                               -------  --------    ------
Net asset value at end of period               $  9.70  $   9.61    $10.11
                                               =======  ========    ======
Total return                                      7.58%     1.14%     1.36%
Ratios/Supplemental data
 Net assets at end of period (in thousands)    $95,108  $110,611    $  - -
 Ratios of expenses to average net assets
 After advisory/administration fee waivers        1.49%     0.86%     0.63%/2/
 After advisory/administration fee waivers
  (excluding interest expense)                    0.60%     0.60%     0.60%/2/
 Before advisory/administration fee waivers       1.84%     1.21%     1.00%/2/
 Ratios of net investment income to average
  net assets
 After advisory/administration fee waivers        6.52%     6.15%     6.09%/2/
 Before advisory/administration fee waivers       6.16%     5.81%     5.72%/2/
Portfolio turnover rate                            184%      124%       56%

                                                   ----------------------------
/1/Commencement of operations of share class.
/2/Annualized.
40

             BlackRock
[GRAPHIC]    Managed Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the five to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and only buys securities rated invest-ment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the bond market and individual bonds within those categories. The manager selects bonds from several catego-ries including: U.S. Treasuries and agency securities, commercial and residen-tial mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its per-formance against the Lehman Brothers Aggregate Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase
returns. The fund may also enter into interest rate or for     -

  IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

eign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. The practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

  IMPORTANT DEFINITIONS


 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.
42

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expro-priation of assets and more difficulty obtaining information on foreign securi-ties or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased vol-atility in European and world markets. Individual issuers may suffer substan-tial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond mar-ket performance. As with all such investments, past performance is not an indication of future results.
44

                                  [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
Best Quarter
Q3 '91: 5.78%

Worst Quarter
Q1 '94: -3.43%
                                  91    14.96%
                                  92     5.91%
                                  93    11.69%
                                  94    -4.47%
                                  95    17.49%
                                  96     3.45%
                                  97     9.46%
                                  98     7.29%
                                  99    -0.61%
                                  00    11.93%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                                     Inception
                             1 Year    3 Years   5 Years  10 Years      Date
------------------------------------------------------------------------------
Managed Income               11.93%     6.07%     6.21%     7.51%     11/01/89
------------------------------------------------------------------------------
Lehman Aggregate             11.63%     6.35%     6.46%     8.02%       N/A*
------------------------------------------------------------------------------

* The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                              .48%
Interest expense                           .64%
Other expenses                             .28%
Total annual fund operating expenses      1.40%
Fee waivers and expense  reimbursements*   .11%
Net expenses*                             1.29%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .65% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $131   $432    $755    $1,670

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1990 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.
46

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                   Managed Income Portfolio



                              Year        Year        Year       Year      Year
                             Ended       Ended       Ended      Ended     Ended
                            9/30/00     9/30/99     9/30/98    9/30/97   9/30/96
Net asset value at
 beginning of period       $     9.92  $    10.64  $    10.41  $  10.09  $  10.38
                           ----------  ----------  ----------  --------  --------
 Income from investment
  operations
 Net investment income           0.62        0.62%       0.67      0.68      0.64
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                    0.02       (0.57)       0.26      0.32     (0.21)
                           ----------  ----------  ----------  --------  --------
 Total from investment
  operations                     0.64        0.05        0.93      1.00      0.43
                           ----------  ----------  ----------  --------  --------
 Less distributions
 Distributions from net
  investment income             (0.62)      (0.62)      (0.65)    (0.68)    (0.62)
 Distributions from net
  realized capital gains        (0.02)      (0.15)      (0.05)      - -     (0.10)
                           ----------  ----------  ----------  --------  --------
 Total distributions            (0.64)      (0.77)      (0.70)    (0.68)    (0.72)
                           ----------  ----------  ----------  --------  --------
Net asset value at end of
 period                    $     9.92  $     9.92  $    10.64  $  10.41  $  10.09
                           ==========  ==========  ==========  ========  ========
Total return                     6.84%       0.57%       9.25%    10.25%     4.33%
 Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $1,158,375  $1,252,991  $1,335,054  $537,260  $564,744
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                    1.30%       1.45%       1.30%     0.92%     0.58%
 After
  advisory/administration
  fee waiver
  (excluding interest
  expense)                       0.65%       0.65%       0.63%     0.58%     0.58%
 Before
  advisory/administration
  fee waivers                    1.41%       1.57%       1.48%     1.17%     0.81%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                    6.44%       6.11%       6.04%     6.65%     6.17%
 Before
  advisory/administration
  fee waivers                    6.33%       5.99%       5.86%     6.40%     5.95%
Portfolio turnover rate           205%        239%        376%      428%      638%

                                   --------------------------------------------

             BlackRock
[GRAPHIC]    International Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds of foreign issuers in the five to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds of a diversified group of foreign issuers from at least three devel-oped countries. The fund may invest more than 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in foreign cur-rencies, usually in order to hedge itself against foreign currency risk; howev-er, the fund may underweight or overweight a currency based on the manager's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bond markets of various world economies and seeks individual securities within those categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Salomon Non-U.S. Hedged World Government Bond Index (the bench-mark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as deriv-

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.
48
atives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a secu-rity at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in bonds of foreign issuers.

Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on

 IMPORTANT DEFINITIONS


 Salomon Non-U.S. Hedged
 World Government Bond
 Index: An unmanaged
 index that tracks the
 performance of 13 gov-
 ernment bond markets:
 Australia, Austria,
 Belgium, Canada, Den-
 mark, France, Germany,
 Italy, Japan, the Neth-
 erlands, Spain, Sweden
 and the United Kingdom.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a port-folio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, polit-ical and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropri-ation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular coun-try than a mutual fund that is more widely diversified. For example, the Japa-nese economy (especially Japanese banks, securities firms and insurance compa-nies) has experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. dollar. Japan may also be affected by recent turmoil in other Asian countries. The ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national curren-cies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact Euro-pean capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of
50
time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Deriva-tives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addi-tion, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Non-U.S. Hedged World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past perfor-mance is not an indication of future results.

The performance for the period before Institutional Shares were launched in June 1996 is based upon performance for Service Shares of the fund, which were first issued in July 1991.



                               [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 8.40%

Worst Quarter
Q2 '94: -2.06%
                                  92     6.17%
                                  93    15.31%
                                  94    -3.71%
                                  95    20.02%
                                  96    10.62%
                                  97    10.26%
                                  98    11.49%
                                  99     0.48%
                                  00    11.69%

The bars for 1992-1996 are based upon performance for Service Shares of the fund.
As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                           Since    Inception
                             1 Year  3 Years   5 Years   Inception     Date
------------------------------------------------------------------------------
International Bond          11.69%    7.75%     8.82%      9.09%     07/01/91
------------------------------------------------------------------------------
Salomon Non-US Hedged Govt.  9.62%    7.95%     9.33%      8.72%       N/A
------------------------------------------------------------------------------

 * The chart and the table both assume reinvestment of dividends and distribu-tions.
52

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory fees                              .55%
Interest expense                           .46%
Other expenses                             .35%
Total annual fund operating expenses      1.36%
Fee waivers and expense  reimbursements*    --
Net expenses*                             1.36%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.03% (excluding interest expense) of aver-age daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $138   $431    $745    $1,635

Fund Management

The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, Keith Anderson, Managing Director of BFM since 1988, and Anthony Faillace, Man-aging Director at BFM since 1999. Prior to joining BFM, Andrew Gordon was responsible for non-dollar (international) research at Barclay Investments from 1994 to 1996 and at CS First Boston from 1986 to 1994. Prior to joining BFM in 1999, Mr. Faillace was a portfolio manager and member of the international portfolio team at Pacific Investment Management Company from 1994 to 1999. Andrew Gordon has been a member of the team managing the fund since 1997, Keith Anderson since 1996 and Anthony Faillace since 2001. Andrew Gordon has been a portfolio co-manager since 1997, Keith Anderson since 1999, and Anthony Faillace since 2001.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                           International Bond Portfolio



                                                                    For the
                                                                     Period
                                Year     Year     Year     Year    6/10/96/1/
                                Ended    Ended    Ended    Ended    through
                               9/30/00  9/30/99  9/30/98  9/30/97   9/30/96
Net asset value at beginning
 of period                     $ 10.81  $ 11.24  $ 10.95  $ 11.71   $ 11.37
                               -------  -------  -------  -------   -------
Income from investment
 operations
 Net investment income            0.49     0.30     0.45     0.78      0.21
 Net gain (loss) on
  investments (both realized
  and unrealized)                 0.23    (0.09)    0.83     0.42      0.30
                               -------  -------  -------  -------   -------
  Total from investment
   operations                     0.72     0.21     1.28     1.20      0.51
                               -------  -------  -------  -------   -------
Less distributions
 Distributions from net
  investment income              (0.52)   (0.64)   (0.57)   (1.47)    (0.17)
 Distributions from net
  realized capital gains         (0.32)     - -    (0.42)   (0.49)      - -
                               -------  -------  -------  -------   -------
  Total distributions            (0.84)   (0.64)   (0.99)   (1.96)    (0.17)
                               -------  -------  -------  -------   -------
Net asset value at end of
 period                        $ 10.69  $ 10.81  $ 11.24  $ 10.95   $ 11.71
                               =======  =======  =======  =======   =======
Total return                      7.04%    1.91%   12.51%   11.59%     4.48%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)               $69,172  $59,265  $43,672  $43,310   $30,882
 Ratios of expenses to
  average net assets
 After
  advisory/administration fee
  waivers                         1.38%    1.03%    1.01%    0.98%     0.92%/2/
 After
  advisory/administration fee
  waivers (excluding interest
  expense)                        0.92%    1.03%    1.01%    0.98%     0.92%/2/
 Before
  advisory/administration fee
  waivers                         1.38%    1.03%    1.16%    1.08%     1.32%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration fee
  waivers                         4.69%    3.79%    4.08%    5.28%     6.28%/2/
 Before
  advisory/administration fee
  waivers                         4.69%    3.79%    3.93%    5.18%     5.88%/2/
Portfolio turnover rate            266%     317%     225%     272%      108%

                           ----------------------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.
54

             BlackRock
[GRAPHIC]    High Yield Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to provide current income by investing primarily in non-invest-ment grade bonds.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in non-investment grade bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds or convertible securities and at least 65% of its total assets in high yield bonds. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the high yield market and individ-ual bonds within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman High Yield Index (the benchmark).

To add additional diversification, the portfolio manager can invest in a wide range of securities including corporate bonds, mezzanine investments, collater-alized bond obligations, bank loans and mortgage-backed and asset-backed secu-rities. The fund can also invest, to the extent consistent with its investment objective, in foreign and emerging market securities and currencies. The fund may invest in securities rated as low as "C". These securities are very risky and have major uncertainties regarding the issuers ability to make interest and principal payments.

If a security falls below the fund's minimum rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

 IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.
 Bank Loans: The fund
 may invest in fixed and
 floating rate loans
 arranged through pri-
 vate negotiations
 between a company or a
 foreign government and
 one or more financial
 institutions. The fund
 considers such invest-
 ments to be debt secu-
 rities.
 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.
 Collateralized Bond
 Obligations (CBO): The
 fund many invest in
 collateralized bond
 obligations (CBOs),
 which are securities
 backed by a diversified
 pool of high yield
 securities.
 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.
 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.
 High Yield Bonds: Some-
 times referred to as
 "junk bonds" these are
 debt securities, which
 are, rated less than
 investment grade (below
 the fourth highest rat-
 ing of the major rating
 agencies). These secu-
 rities generally pay
 more interest than
 higher rated securi-
 ties. The higher yield
 is an incentive to
 investors who otherwise
 may be hesitant to pur-
 chase the debt of such
 a low-rated issuer.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.
 IMPORTANT DEFINITIONS


 Lehman High Yield
 Index: An unmanaged
 index that is comprised
 of issues that meet the
 following criteria: at
 least $100 million par
 value outstanding, max-
 imum credit rating of
 B1 (including defaulted
 issues) and at least
 one year to maturity.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mezzanine Investments:
 These are subordinated
 debt securities which
 receive payments of
 interest and principal
 after other more senior
 security holders are
 paid. They are gener-
 ally issued in private
 placements in connec-
 tion with an equity
 security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negative-ly, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered spec-ulative, meaning there is a significant risk that companies issuing these secu-rities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have diffi-culty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degree of protection and pay lower inter-est rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit pro-tection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or
social conditions, the possibility of heavy taxation, nationaliza     -
58
tion or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than compara-ble investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing market countries may be undergoing rapid change and these countries may lack the social, politi-cal and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated mar-kets, may be increased. The value of many investments in emerging market coun-tries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions dealer mark-ups and other transac-tions costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman High Yield Index, a recognized unmanaged index of bond market per-formance. As with all such investments, past performance is not an indication of future results.


                                    [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q4 '99: 3.97%

Worst Quarter
Q4 '00: -6.42%
                                  99     8.74%
                                  00    -7.19%

As of 12/31/00
----------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
----------------------------------------------------------
                                    Since     Inception
                        1 Year    Inception      Date
----------------------------------------------------------
High Yield Bond         -7.19%      1.04%      11/19/98
----------------------------------------------------------
Lehman High Yield       -5.86%     -0.99%        N/A
----------------------------------------------------------

 **The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Interest expense                          .54%
Other expenses                            .35%
Total annual fund operating expenses     1.39%
Fee waivers and expense reimbursements*   .15%
Net expenses*                            1.24%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .70% (excluding interest expense) of average net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $126   $425    $746    $1,656

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Dennis Schaney and Michael Buchanan. Dennis Schaney is co-leader of the High Yield Team and a Managing Director of BFM since February 1998. Prior to joining BFM, he was a Managing Director in the Global Fixed Income Research and Economics Department of Merrill Lynch for nine years. Michael Buchanan, co-leader of the High Yield Team, has served as Director of BFM since June 1998. Prior to joining BFM, Michael Buchanan was Vice President of Investments at Conseco Capital Management where he was a portfolio manager responsible for high yield debt, bank loan, and emerging markets debt trading. Dennis Schaney and Michael Buchanan have been members of the team managing the fund since inception. Dennis Schaney has been a portfolio co-manager since inception and Michael Buchanan since 1999.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                            High Yield Bond Portfolio



                                                                  For the
                                                                  Period
                                                        Year    11/19/98/1/
                                                        Ended     through
                                                       9/30/00    9/30/99
Net asset value at beginning of period                 $  9.73    $ 10.00
                                                       -------    -------
Income from investment operations
 Net investment income                                    1.12       0.90
 Net (loss) on investments (both realized and
  unrealized)                                            (0.82)     (0.31)
                                                       -------    -------
  Total from investment operations                        0.30       0.59
                                                       -------    -------
Less distributions
 Distributions from net investment income                (1.11)     (0.86)
 Distributions from net realized capital gains             - -        - -
                                                       -------    -------
  Total distributions                                    (1.11)     (0.86)
                                                       -------    -------
Net asset value at end of period                       $  8.92    $  9.73
                                                       =======    =======
Total return                                              3.11%      5.93%
Ratios/Supplemental data
 Net assets at end of period (in thousands)            $72,839    $63,860
 Ratios of expenses to average net assets
 After advisory/administration fee waivers                1.24%      1.02%/2/
 After advisory/administration fee waivers (excluding
  interest expense)                                       0.70%      0.71%/2/
 Before advisory/administration fee waivers               1.41%      1.67%/2/
 Ratios of net investment income to average net assets
 After advisory/administration fee waivers               11.95%     10.49%/2/
 Before advisory/administration fee waivers              11.78%      9.85%/2/
Portfolio turnover rate                                    235%       185%

                                            -------------------
/1/Commencement of operations of share class.
/2/Annualized.
62

             BlackRock
[GRAPHIC]    Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal:
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

Primary Investment Strategies:
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securi-ties in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund intends to invest so that no more than 25% of its net assets are represented by the municipal securities of issuers located in the same state.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the portfolio manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (General Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
66

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indica-tion of future results.

The performance for the period before Institutional Shares were launched in January 1993 is based upon performance for Investor A Shares of the fund, which were first issued in May 1990.


                                   [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 8.18%

Worst Quarter
Q1 '94: -6.81%%
                                 91     11.36%
                                 92      8.85%
                                 93     13.09%
                                 94     -6.64%
                                 95     18.48%
                                 96      5.72%
                                 97     10.12%
                                 98      6.42%
                                 99     -4.16%
                                 00     10.95%

The bars for 1991-1993 are based upon performance for Investor A Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                           Inception
                    1 Year    3 Years  5 Years  10 Years      Date
------------------------------------------------------------------------------
Tax-Free Income     10.95%     4.21%    5.67%     7.16%     05/14/90
------------------------------------------------------------------------------
Lehman Municipal    11.69%     5.22%    5.84%     7.58%       N/A*
------------------------------------------------------------------------------

 * For comparative purposes, the value of the index on 04/30/90 is used as the beginning value on 05/14/90.
** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .50%
Other expenses                           .32%
Total annual fund operating expenses     .82%
Fee waivers and expense reimbursements*  .22%
Net expenses*                            .60%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 109 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $61    $240    $433     $993

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.
68

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                 Tax-Free Income Portfolio



                                  Year      Year       Year     Year     Year
                                 Ended     Ended      Ended     Ended    Ended
                                9/30/00   9/30/99    9/30/98   9/30/97  9/30/96
Net asset value at beginning
 of period                      $  10.96  $  11.73    $ 11.34  $10.84   $10.61
                                --------  --------   --------  ------   ------
Income from investment
 operations
 Net investment income              0.57      0.52       0.54    0.56     0.49
 Net gain (loss) on
  investments (both realized
  and unrealized)                  (0.07)    (0.71)      0.44    0.51     0.28
                                --------  --------   --------  ------   ------
 Total from investment
  operations                        0.50     (0.19)      0.98    1.07     0.77
                                --------  --------   --------  ------   ------
Less distributions
 Distributions from net
  investment income                (0.54)    (0.52)     (0.54)  (0.57)   (0.54)
 Distributions from net
  realized capital gains             - -     (0.06)     (0.05)    - -      - -
                                --------  --------   --------  ------   ------
 Total distributions               (0.54)    (0.58)     (0.59)  (0.57)   (0.54)
                                --------  --------   --------  ------   ------
Net asset value at end of
 period                         $  10.92  $  10.96    $ 11.73  $11.34   $10.84
                                ========  ========   ========  ======   ======
Total return                        4.80%    (1.68)%     8.85%  10.09%    7.45%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                $318,300  $302,319   $285,921  $9,419   $8,350
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                       0.60%     0.60%      0.60%   0.55%    0.55%
 Before
  advisory/administration fee
  waivers                           0.82%     0.82%      0.88%   0.90%    0.89%
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                       5.32%     4.57%      4.61%   5.07%    5.10%
 Before
  advisory/administration fee
  waivers                           5.10%     4.35%      4.33%   4.72%    4.78%
Portfolio turnover rate               43%      104%       100%    262%     268%

                                 ----------------------------------------------

             BlackRock
[GRAPHIC]    Delaware Tax-Free Income
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Delaware state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriv-ative securities) the interest on which the manager believes is exempt from Federal income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Delaware. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated invest-ment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.
70

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (Other State Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

  IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particular, changes in the economic conditions and governmental policies of Delaware and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the
72
risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indica-tion of future results.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.


                                [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 4.78%

Worst Quarter
Q1 '94: -4.60%
                                  91    9.12%
                                  92    5.74%
                                  93    8.28%
                                  94   -3.31%
                                  95   13.07%
                                  96    3.58%
                                  97    6.47%
                                  98    6.69%
                                  99   -2.36%
                                  00   10.18%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                                    Inception
                              1 Year    3 Years   5 Years  10 Years    Date
------------------------------------------------------------------------------
DE Tax-Free                   10.18%     4.70%     4.83%     5.68%   09/30/86
------------------------------------------------------------------------------
Lehman Municipal              11.69%     5.22%     5.84%     7.46%     N/A
------------------------------------------------------------------------------

** The chart and the table both assume reinvestment of dividends and distribu-tions.
74

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .55%
Other expenses                           .36%
Total annual fund operating expenses     .91%
Fee waivers and expense reimbursements*  .21%
Net expenses*                            .70%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .70% of average daily net assets until Feb-ruary 1, 2002. The fund may have to repay some of these waivers and reim-bursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $72    $269    $483    $1,100

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                                     Delaware Tax-Free Income
                                                     Portfolio



                                                                  For the
                                                                   Period
                                              Year      Year     5/11/98/1/
                                              Ended    Ended      through
                                             9/30/00  9/30/99     9/30/98
Net asset value at beginning of period       $  9.62  $  10.33    $  10.00
                                             -------  --------    --------
Income from investment operations
 Net investment income                          0.47      0.44        0.17
 Net gain (loss) on investments (both
  realized and unrealized)                      0.04     (0.54)       0.34
                                             -------  --------    --------
 Total from investment operations               0.51     (0.10)       0.51
                                             -------  --------    --------
Less distributions
 Distributions from net investment income      (0.45)    (0.47)      (0.18)
 Distributions from net realized capital
  gains                                          - -     (0.14)        - -
                                             -------  --------    --------
 Total distributions                           (0.45)    (0.61)      (0.18)
                                             -------  --------    --------
Net asset value at end of period             $  9.68  $   9.62    $  10.33
                                             =======  ========    ========
Total return                                    5.50%    (1.10)%      5.16%
Ratios/Supplemental data
 Net assets at end of period (in thousands)  $94,865  $104,683    $114,524
 Ratios of expenses to average net assets
 After advisory/administration fee waivers      0.70%     0.70%       0.70%/2/
 Before advisory/administration fee waivers     0.91%     0.86%       0.88%/2/
 Ratios of net investment income to average
  net assets
 After advisory/administration fee waivers      4.90%     4.38%       4.18%/2/
 Before advisory/administration fee waivers     4.69%     4.22%       4.00%/2/
Portfolio turnover rate                           27%       31%         54%

                                                     --------------------------
/1/Commencement of operations of share class.
/2/Annualized.
76

             BlackRock
[GRAPHIC]    Ohio Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with pres-ervation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Ohio. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Min-imum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the man-ager to be of similar quality.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the portfolio manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of domestic
 and foreign corpora-
 tions, debt obligations
 of foreign governments
 and their political
 subdivisions, asset-
 backed securities, var-
 ious mortgage-backed
 securities (both resi-
 dential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (OH Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-ests.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.


 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares.The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indica-tion of future results.


                                   [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 7.42%

Worst Quarter
Q1 '94: -6.15%
                                 93     10.13%
                                 94     -6.48%
                                 95     17.79%
                                 96      4.12%
                                 97      8.66%
                                 98      6.37%
                                 99     -3.03%
                                 00     11.20%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                      Since     Inception
                       1 Year    3 Years   5 Years   Inception     Date
------------------------------------------------------------------------------
OH Tax-Free Income     11.20%     4.67%     5.35%      5.79%     12/01/92
------------------------------------------------------------------------------
Lehman Municipal       11.69%     5.22%     5.84%      6.61%       N/A
------------------------------------------------------------------------------

 * The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Other expenses                            .35%
Total annual fund operating expenses      .85%
Fee waivers and expense  reimbursements*  .25%
Net expenses*                             .60%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 109 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $61    $246    $447    $1,026

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.
82

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                      Ohio Tax-Free Income Portfolio



                                   Year     Year       Year     Year     Year
                                   Ended    Ended     Ended     Ended    Ended
                                  9/30/00  9/30/99   9/30/98   9/30/97  9/30/96
Net asset value at beginning of
 period                           $ 10.19  $ 10.88   $  10.50  $10.15   $10.05
                                  -------  -------   --------  ------   ------
Income from investment
 operations
 Net investment income               0.54     0.47       0.48    0.51     0.50
 Net gain (loss) on investments
  (both realized and unrealized)      - -    (0.65)      0.37    0.34     0.10
                                  -------  -------   --------  ------   ------
 Total from investment
  operations                         0.54    (0.18)      0.85    0.85     0.60
                                  -------  -------   --------  ------   ------
Less distributions
 Distributions from net
  investment income                 (0.51)   (0.47)     (0.47)  (0.50)   (0.50)
 Distributions from net realized
  capital gains                       - -    (0.04)       - -     - -      - -
                                  -------  -------   --------  ------   ------
 Total distributions                (0.51)   (0.51)     (0.47)  (0.50)   (0.50)
                                  -------  -------   --------  ------   ------
Net asset value at end of period  $ 10.22  $ 10.19   $  10.88  $10.50   $10.15
                                  =======  =======   ========  ======   ======
Total return                         5.52%   (1.38)%     8.56%   8.53%    6.12%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                      $89,239  $92,455   $101,066  $  928   $  409
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                        0.60%    0.60%      0.60%   0.55%    0.51%
 Before advisory/administration
  fee waivers                        0.85%    0.81%      0.93%   1.06%    1.10%
 Ratios of net investment income
  to average net assets
 After advisory/administration
  fee waivers                        5.41%    4.75%      4.64%   4.80%    4.96%
 Before advisory/administration
  fee waivers                        5.16%    4.54%      4.31%   4.29%    4.37%
Portfolio turnover rate                23%      23%        77%     87%     136%

                                      -----------------------------------------

             BlackRock
[GRAPHIC]    Kentucky Tax-Free Income
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Kentucky state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriv-ative securities) the interest on which the manager believes is exempt from Federal income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Kentucky. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated invest-ment grade at the time of purchase by at least one major rating agency or determined by the manager of the fund to be of similar quality.

The portfolio management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the portfolio manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.
84

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (KY Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage" The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3 of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental policies of Kentucky and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk
86
that the other party in the transaction will not fulfill its contractual obli-gation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctua-tions and general market liquidity than others.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one secu-rity may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indica-tion of future results.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.


                                  [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 5.36%

Worst Quarter
Q1 '94: -4.37%
                                  91     9.16%
                                  92     7.47%
                                  93     9.54%
                                  94    -3.24%
                                  95    13.42%
                                  96     3.66%
                                  97     6.92%
                                  98     6.35%
                                  99    -2.41%
                                  00     8.77%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
------------------------------------------------------------------------------
                                                                     Inception
                             1 Year    3 Years   5 Years  10 Years     Date
------------------------------------------------------------------------------
KY Tax-Free                   8.77%     4.12%     4.66%     5.89%    11/30/87
------------------------------------------------------------------------------
Lehman Municipal             11.69%     5.22%     5.84%     7.86%       N/A
------------------------------------------------------------------------------

** The chart and the table both assume reinvestment of dividends and distribu-tions.
88

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .55%
Other expenses                           .33%
Total annual fund operating expenses     .88%
Fee waivers and expense reimbursements*  .18%
Net expenses*                            .70%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .70% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 109 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $72    $263    $470    $1,068

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                             Kentucky Tax-Free Income Portfolio



                                                                   For the
                                                                    Period
                                               Year      Year     5/11/98/1/
                                              Ended     Ended      through
                                             9/30/00   9/30/99     9/30/98
Net asset value at beginning of period       $   9.63  $  10.31    $  10.00
                                             --------  --------    --------
Income from investment operations
 Net investment income                           0.48      0.45        0.18
 Net gain (loss) on investments (both
  realized and unrealized)                      (0.05)    (0.57)       0.31
                                             --------  --------    --------
 Total from investment operations                0.43     (0.12)       0.49
                                             --------  --------    --------
Less distributions
 Distributions from net investment income       (0.46)    (0.46)      (0.18)
 Distributions from net realized capital
  gains                                           - -     (0.10)        - -
                                             --------  --------    --------
 Total distributions                            (0.46)    (0.56)      (0.18)
                                             --------  --------    --------
Net asset value at end of period             $   9.60  $   9.63    $  10.31
                                             ========  ========    ========
Total return                                     4.66%    (1.23)%      4.95%
Ratios/Supplemental data
 Net assets at end of period (in thousands)  $150,646  $167,799    $196,493
 Ratios of expenses to average net assets
 After advisory/administration fee waivers       0.70%     0.70%       0.70%/2/
 Before advisory/administration fee waivers      0.88%     0.88%       0.95%/2/
 Ratios of net investment income to average
  net assets
 After advisory/administration fee waivers       5.06%     4.56%       4.54%/2/
 Before advisory/administration fee waivers      4.88%     4.38%       4.29%/2/
Portfolio turnover rate                            55%       25%          7%

                                             ----------------------------------
/1/Commencement of operations of share class.
/2/Annualized.

             BlackRock
             New Jersey Tax-Free Income
             Portfolio
[GRAPHIC]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of New Jersey. The fund normally invests at least 80% of its net assets in munici-pal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in secu-rities which are subject to regular Federal income tax or the Federal Alterna-tive Minimum Tax. In addition, for New Jersey tax purposes, the fund intends to invest at least 80% of its total assets in municipal securities of issuers located in the state of New Jersey and in securities issued by the U.S. Govern-ment, its agencies and authorities. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the portfolio manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (NJ Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.
92

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in New Jersey raises special concerns. In particular, changes in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its con-tractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
94

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indica-tion of future results.

The performance for the period before Institutional Shares were launched in May 1998 is based upon performance for Service Shares of the fund, which were first issued in July 1991.


                                 [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 6.13%
Worst Quarter
Q1 '94: -5.17%
                                  92    8.90%
                                  93   11.58%
                                  94   -4.70%
                                  95   14.94%
                                  96    3.63%
                                  97    8.26%
                                  98    6.15%
                                  99   -2.49%
                                  00   10.03%

The bars for 1992-1998 are based upon performance for Service Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                       Since    Inception
                       1 Year    3 Years   5 Years   Inception     Date
------------------------------------------------------------------------------
NJ Tax-Free Income     10.03%     4.44%     5.03%      6.54%     07/01/91
------------------------------------------------------------------------------
Lehman Municipal       11.69%     5.22%     5.84%      7.23%        N/A
------------------------------------------------------------------------------

 * The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .50%
Other expenses                           .32%
Total annual fund operating expenses     .82%
Fee waivers and expense reimbursements*  .22%
Net expenses*                            .60%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 109 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $61    $240    $433     $993

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.
96

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                           New Jersey Tax-Free Income Portfolio



                                                                   For the
                                                                   Period
                                               Year      Year     5/4/98/1/
                                              Ended     Ended      through
                                             9/30/00   9/30/99     9/30/98
Net asset value at beginning of period       $  11.30  $  12.07   $  11.71
                                             --------  --------   --------
Income from investment operations
 Net investment income                           0.58      0.54       0.23
 Net gain (loss) on investments (both
  realized and unrealized)                      (0.02)    (0.70)      0.36
                                             --------  --------   --------
 Total from investment operations                0.56     (0.16)      0.59
                                             --------  --------   --------
Less distributions
 Distributions from net investment income       (0.55)    (0.55)     (0.23)
 Distributions from net realized capital
  gains                                           - -     (0.06)       - -
                                             --------  --------   --------
 Total distributions                            (0.55)    (0.61)     (0.23)
                                             --------  --------   --------
Net asset value at end of period             $  11.31  $  11.30   $  12.07
                                             ========  ========   ========
Total return                                     5.15%    (1.35)%     8.38%
Ratios/Supplemental data
 Net assets at end of period (in thousands)  $130,463  $134,046   $145,708
 Ratios of expenses to average net assets
 After advisory/administration fee waivers       0.60%     0.60%      0.60%/2/
 Before advisory/administration fee waivers      0.82%     0.81%      0.90%/2/
 Ratios of net investment income to average
  net assets
 After advisory/administration fee waivers       5.24%     4.59%      4.67%/2/
 Before advisory/administration fee waivers      5.02%     4.37%      4.37%/2/
Portfolio turnover rate                            77%       43%        24%

                                           ------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.

             BlackRock
[GRAPHIC]    Pennsylvania Tax-Free Income
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consis-tent with preservation of capital.

Primary Investment Strategies:
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriv-ative securities) the interest on which the manager believes is exempt from Federal income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Pennsylvania. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The portfolio management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.


 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and
 taxing power for the
 payment of principal
 and interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (PA Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities its lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Pennsylvania raises special concerns. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its politi-cal subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investment. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the
100
risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indica-tion of future results.


                                 [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
Best Quarter
Q1 '95: 7.66%

Worst Quarter
Q1 '94: -6.27%
                                  93    12.34%
                                  94    -6.88%
                                  95    18.39%
                                  96     4.61%
                                  97     8.70%
                                  98     6.13%
                                  99    -2.29%
                                  00     9.96%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                      Since    Inception
                       1 Year    3 Years   5 Years  Inception     Date
------------------------------------------------------------------------------
PA Tax-Free Income      9.96%     4.47%     5.32%     6.14%     12/01/92
------------------------------------------------------------------------------
Lehman Municipal       11.69%     5.22%     5.84%     6.61%        N/A
------------------------------------------------------------------------------

 * The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.


The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory fees                                     .50%
Other expenses                                    .29%
Total annual fund operating expenses              .79%
Fee waivers and expense  reimbursements*          .19%
Net expenses*                                     .60%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 109 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $61    $233    $420     $960

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                            Pennsylvania Tax-Free Income Portfolio


                                Year      Year        Year      Year     Year
                               Ended     Ended       Ended      Ended    Ended
                              9/30/00   9/30/99     9/30/98    9/30/97  9/30/96
Net asset value at beginning
 of period                    $  10.52  $  11.15   $    10.77  $10.44   $10.33
                              --------  --------   ----------  ------   ------
Income from investment
 operations
 Net investment income            0.54      0.51         0.52    0.53     0.52
 Net gain (loss) on
  investments (both realized
  and unrealized)                 0.02     (0.59)        0.38    0.33     0.12
                              --------  --------   ----------  ------   ------
 Total from investment
  operations                      0.56     (0.08)        0.90    0.86     0.64
                              --------  --------   ----------  ------   ------
Less distributions
 Distributions from net
  investment income              (0.52)    (0.52)       (0.52)  (0.53)   (0.53)
 Distributions from net
  realized capital gains           - -     (0.03)         - -     - -      - -
                              --------  --------   ----------  ------   ------
 Total distributions             (0.52)    (0.55)       (0.52)  (0.53)   (0.53)
                              --------  --------   ----------  ------   ------
Net asset value at end of
 period                       $  10.56  $  10.52   $    11.15  $10.77   $10.44
                              ========  ========   ==========  ======   ======
 Total return                     5.50%    (0.82)%       8.51%   8.43%    6.29%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)              $884,678  $994,381   $1,054,070  $5,108   $3,609
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                     0.60%     0.60%        0.58%   0.55%    0.55%
 Before
  advisory/administration
  fee waivers                     0.79%     0.79%        0.82%   0.86%    0.85%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                     5.19%     4.67%        4.66%   4.97%    5.01%
 Before
  advisory/administration
  fee waivers                     5.00%     4.48%        4.42%   4.66%    4.72%
Portfolio turnover rate             31%       28%          43%     97%     119%

                            ---------------------------------------------------
104

             About Your Investment
[GRAPHIC]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Buying Shares

Institutional Shares are offered to:

   .Institutional investors
   .Trust departments of PNC Bank and its affiliates on behalf of clients for whom the bank:
    .acts in a fiduciary capacity (excluding participant-directed employee benefit plans)
    .otherwise has investment discretion or
    .acts as custodian for at least $2 million in assets
   .Individuals with a minimum investment of $2 million

Purchase orders may be placed through PFPC, the Company's transfer agent, by calling (800) 441-7450.

--------------------------------------------------------------------------------

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.

The funds' investments are valued based on market value, or where market quota-tions are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amor-tized cost method.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Foreign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Certain financial institutions may buy and sell Institutional Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

--------------------------------------------------------------------------------

Paying for Shares

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following PFPC's receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.

--------------------------------------------------------------------------------

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Institutional Shares is:

  .$5,000 for institutions
  .$500,000 for registered investment advisers
  .$2 million for individuals

There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

--------------------------------------------------------------------------------

Selling Shares

Shareholders may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instruc

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

tions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custo-dian is closed is normally wired in Federal funds on the next business day fol-lowing redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.

If a shareholder acquiring Institutional Shares on or after May 1, 1998 no longer meets the eligibility standards for purchasing Institutional Shares (other than due to changes in market value), then the shareholder's Institu-tional Shares will be converted to shares of another class of the same fund having the same total net asset value as the shares converted. If, at the time of conversion, an institution offering Service Shares of the fund is acting on the shareholder's behalf, then the shareholder's Institutional Shares will be converted to Service Shares. If not, then the shareholder's Institutional Shares will be converted to Investor A Shares. Service Shares are currently authorized to bear additional service and processing fees at the total annual rate of .30% of average daily net assets, while Investor A Shares are currently authorized to bear additional service, processing and distribution fees at the total annual rate of .50% of average daily net assets.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Company's Rights

The Company may:

    .Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940,

    .Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "Selling Shares" above,

    .Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
    .Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.

--------------------------------------------------------------------------------

Accounts with Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

--------------------------------------------------------------------------------

Market Timing

The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you there-fore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



 IMPORTANT DEFINITIONS


 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds is BlackRock
 Financial Management,
 Inc.

Management

BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $203.8 billion of assets under management as of December 31, 2000. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 345 Park Avenue, New York, New York 10154, acts as sub-adviser to the funds.


For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2000, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

  Low Duration Bond             0.22%
  Intermediate Government Bond  0.29%
  Intermediate Bond             0.29%
  Core Bond Total Return        0.25%
  Managed Income                0.37%
  International Bond            0.55%
  GNMA                          0.20%
  High Yield                    0.38%
  Tax-Free Income               0.28%
  Pennsylvania Tax-Free Income  0.31%
  New Jersey Tax-Free Income    0.28%
  Ohio Tax-Free Income          0.25%
  Delaware Tax-Free Income      0.34%
  Kentucky Tax-Free Income      0.37%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

                        Each Fund Except
                        Int'l Bond, GNMA, Int'l Bond, GNMA,
                        KY Tax-Free,      KY Tax-Free,
                        DE Tax-Free       DE Tax-Free
                        INVESTMENT        INVESTMENT
  AVG DAILY NET ASSETS  ADVISORY FEE      ADVISORY FEE
  First $1 billion      .500%             .55%
  $1 billion-$2
   billion              .450%             .500%
  $2-billion-$3
   billion              .425%             .475%
  greater than $3
   billion              .400%             .450%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed to cap each fund's net expenses (ex-cluding interest expense) at the levels shown in that fund's expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through February 1, 2002 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) are:

  Low Duration Bond             .385%
  Intermediate Government Bond  .475%
  Intermediate Bond             .435%
  Core Bond Total Return        .380%
  Core PLUS Total Return        .375%
  GNMA                          .485%
  Managed Income                .485%
  International Bond            .865%
  High Yield Bond               .525%
  Tax-Free Income               .485%
  Delaware Tax-Free Income      .585%
  Ohio Tax-Free Income          .515%
  Kentucky Tax-Free Income      .585%
  New Jersey Tax-Free Income    .475%
  Pennsylvania Tax-Free Income  .470%

If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay Black-Rock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Com-pany has approved in advance the payments to BlackRock at the previous quar-terly meeting of the Board.
110

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are paid within 10 days after the end of each month. The Company's Board of Trustees may change the timing of dividend payments.

Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to share-holders at least annually at a date determined by the Company's Board of Trust-ees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

--------------------------------------------------------------------------------
Taxation of Distributions


Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gain, regardless of how long a shareholder has owned shares. All other distributions other than exempt-interest dividends will be taxed to shareholders as ordinary income.

Each of the Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios intends to pay most of its dividends as exempt-interest divi-dends, which means such dividends are exempt from regular federal income tax (but may be subject to the federal alternative minimum tax). The state or municipality where you live may not charge you state and local taxes on divi-dends paid with respect to interest on obligations of such state or municipali-ty. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. gov-ernment and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


If more than half of the total asset value of a fund is invested in foreign securities, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

-------------------------------------------------------------------------------

Important Notice Regarding Delivery of Shareholder Documents

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

-------------------------------------------------------------------------------

Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:

1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.

2) Log on to www.investordelivery.com.

3) Enter your assigned enrollment number plus the four-digit personal identifi-cation number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly with the Fund:

1) Log on to http://funds.blackrock.com.

2) Click on Electronic Delivery icon on either side of your screen.

3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference.
More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2001 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 5:30 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7450

Purchases and Redemptions
Call your registered representative or (800) 441-7450.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8950,
Wilmington, DE 19899-8950
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

[LOGO OF BLACKROCK FUNDS] (SM)

Bond Portfolios
============================
S E R V I C E    S H A R E S

BlackRock Funds (SM) is a mutual fund family with 42 investment portfolios, 15 of which are described in this prospectus.





P R O S P E C T U S

January 28, 2001

[LOGO OF BLACKROCK FUNDS] (SM)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC-  |   May lose value
INSURED    |   No bank guarantee

Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find the information you need

How to find the information you need........................................   1
THE BLACKROCK BOND FUNDS
Low Duration Bond...........................................................   2
Intermediate Government Bond................................................   9
Intermediate Bond...........................................................  15
Core Bond Total Return......................................................  21
Core PLUS Total Return......................................................  28
GNMA Portfolio..............................................................  35
Managed Income..............................................................  41
International Bond..........................................................  48
High Yield Bond.............................................................  55
Tax-Free Income.............................................................  63
Delaware Tax-Free Income....................................................  70
Ohio Tax-Free Income........................................................  77
Kentucky Tax-Free Income....................................................  84
New Jersey Tax-Free Income..................................................  91
Pennsylvania Tax-Free Income................................................  98

About Your Investment

How to Buy/Sell Shares...................................................... 105
Dividends/Distributions/Taxes............................................... 113

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on 15 of the BlackRock Bond funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

             BlackRock
[GRAPHIC]    Low Duration Bond
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the one to five year maturity range. The fund normally invests at least 80% of its assets in bonds diversified among several categories. The fund manager may also invest up to 20% of the fund's total assets in non-investment grade bonds or convertible securities with a minimum rating of "B" and up to 20% of its total assets in bonds of foreign issuers. The fund man-ager selects securities from several categories including: U.S. Treasuries and agency securities, asset backed securities, CMOs, corporate bonds and commer-cial and residential mortgage-backed securities.

The management team evaluates categories of the bond market and individual securities within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security's rating falls below "B", the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Collateralized Mortgage
 Obligations (CMO):
 Bonds that are backed
 by cash flows from
 pools of mortgages.
 CMOs may have multiple
 classes with different
 payment rights and
 protections.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.
 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

to increase returns. The fund may also enter into interest rate or foreign cur-rency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off

 IMPORTANT DEFINITIONS


 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

 Merrill Lynch 1-3 Year
 Treasury Index: An
 unmanaged index com-
 prised of Treasury
 securities with maturi-
 ties of from 1 to 2.99
 years.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S.
4
companies. There is also less government regulation of foreign securities mar-kets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 20% of its total assets in high yield securities and all such securities must be rated "B" or higher at the time of purchase by at least one major rating agency. A "B" rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, pos-itively or negatively, to reflect new developments regarding the issuer. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. Also, the market for high yield securi-ties is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turn-over may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market per-formance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in January 1996 is based upon performance for Institutional Shares of the fund, which were first issued in July 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

Best Quarter
Q1 '95: 3.26%

Worst Quarter
Q1 '94: -0.18%

The bars for 1993-1996
are based upon
performance for
Institutional Shares
of the fund.


                                 93     5.66%
                                 94     1.39%
                                 95    10.51%
                                 96     4.71%
                                 97     5.74%
                                 98     6.32%
                                 99     3.75%
                                 00     7.95%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

                                                          Since    Inception
                      1 Year     3 Years    5 Years     Inception     Date
Low Duration           7.95%       5.99%      5.68%        5.57%    07/17/92
ML 1-3 Yr. Treasury    8.00%       6.00%      5.92%        5.75%      N/A*

 * For comparative purposes, the value of the index on 07/31/92 is used as the beginning value on 07/17/92.
** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
6

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Interest expenses                        1.87%
Other expenses                            .63%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .33%
Total annual fund operating expenses     3.00%
Fee waivers and expense reimbursements*   .28%
Net expenses*                            2.72%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .85% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:


                1 Year 3 Years 5 Years 10 Years

Service Shares   $275   $901   $1,552   $3,298

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1992, Keith Anderson since 1992 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since inception, Keith Anderson since 1999 and Rajiv Sobti since 1999.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                              Low Duration Bond Portfolio


                                                               For the      For the
                                                               Period        Period
                            Year     Year     Year     Year    4/1/96      1/12/96/1/
                            Ended    Ended    Ended    Ended   through      through
                           9/30/00  9/30/99  9/30/98  9/30/97  9/30/96      3/31/96
Net asset value at
 beginning of period       $  9.82  $ 10.03  $  9.89  $  9.79  $  9.79      $   9.91
                           -------  -------  -------  -------  -------      --------
Income from investment
 operations
 Net investment income        0.57     0.55     0.66     0.54     0.26          0.11
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                  - -    (0.20)    0.01     0.09    (0.01)        (0.12)
                           -------  -------  -------  -------  -------      --------
  Total from investment
   operations                 0.57     0.35     0.67     0.63     0.25         (0.01)
                           -------  -------  -------  -------  -------      --------
Less distributions
 Distributions from net
  investment income          (0.57)   (0.56)   (0.53)   (0.53)   (0.25)        (0.11)
                           -------  -------  -------  -------  -------      --------
  Total distributions        (0.57)   (0.56)   (0.53)   (0.53)   (0.25)        (0.11)
                           -------  -------  -------  -------  -------      --------
Net asset value at end of
 period                    $  9.82  $  9.82  $ 10.03  $  9.89  $  9.79      $   9.79
                           =======  =======  =======  =======  =======      ========
Total return                  5.98%    3.60%    6.96%    6.57%    2.54%        (0.11)%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $19,745  $16,872  $18,393  $82,873  $91,870      $181,670
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                 2.77%    2.70%    1.98%    1.85%    0.97%/2/      1.18%/2/
 After
  advisory/administration
  fee waivers (excluding
  interest expense)           0.85%    0.86%    0.85%    0.85%    0.85%/2/      0.85%/2/
 Before
  advisory/administration
  fee waivers                 3.05%    2.97%    2.38%    2.18%    1.25%/2/      1.38%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                 5.86%    5.59%    5.49%    4.86%    5.28%/2/      4.92%/2/
 Before
  advisory/administration
  fee waivers                 5.58%    5.32%    5.09%    4.53%    5.01%/2/      4.72%/2/
Portfolio turnover rate        182%     177%     227%     371%     228%          185%

                              -------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
8

             BlackRock
[GRAPHIC]    Intermediate Government
             Bond Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in the highest rated intermediate government and agency bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds issued or guaranteed by the U.S. Government and its agen-cies. The fund defines intermediate bonds as those with maturities of between two and ten years.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

The management team evaluates categories of the government/agency market and individual bonds within these categories. The manager selects bonds from sev-eral categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund mea-sures its performance against the Lehman Brothers Intermediate Government Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement
 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Lehman Brothers Inter-
 mediate Government
 Index: An unmanaged
 index comprised of
 Treasury and Agency
 issues from the more
 comprehensive Lehman
 Aggregate Index. This
 index concentrates on
 intermediate maturity
 bonds and thus excludes
 all maturities from the
 broader index below one
 year and above 9.9
 years.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

to buy or sell a security at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these trans-actions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase
 IMPORTANT DEFINITIONS


 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

(as does price fluctuations) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by the full faith and credit of the United States. Others are supported by the right of the issuer to borrow from the Treasury, and others are sup-ported only by the credit of the entity. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of indi-viduals is taxable at the same rate as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

Best Quarter
Q1 '95: 4.42%

Worst Quarter
Q1 '94: -2.45%

The bar for 1993 is
based upon performance
for Institutional Shares
of the fund.


                                 93     7.72%
                                 94    -3.59%
                                 95    13.44%
                                 96     4.10%
                                 97     7.41%
                                 98     7.30%
                                 99     0.53%
                                 00     9.92%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

                                                              Since    Inception
                         1 Year     3 Years     5 Years     Inception     Date
Intermediate Govt.         9.92%       5.84%       5.80%        6.00%   04/20/92
LB Intermediate Govt.     10.47%       6.39%       6.18%        8.32%     N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Interest expense                          .42%
Other expenses                            .61%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .31%
Total annual fund operating expenses     1.53%
Fee waivers and expense reimbursements*   .21%
Net expenses*                            1.32%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $134   $463    $814    $1,806

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                            Intermediate Government Bond Portfolio


                                     Year     Year     Year     Year     Year
                                     Ended    Ended    Ended    Ended    Ended
                                    9/30/00  9/30/99  9/30/98  9/30/97  9/30/96
Net asset value at beginning of
 period                             $  9.89  $ 10.48  $ 10.11  $  9.92  $ 10.02
                                    -------  -------  -------  -------  -------
Income from investment operations
 Net investment income                 0.58     0.56     0.58     0.56     0.56
 Net gain (loss) on investments
  (both realized and unrealized)       0.01    (0.51)    0.35     0.19    (0.12)
                                    -------  -------  -------  -------  -------
  Total from investment operations     0.59     0.05     0.93     0.75     0.44
                                    -------  -------  -------  -------  -------
Less distributions
 Distributions from net investment
  income                              (0.56)   (0.56)   (0.56)   (0.56)   (0.54)
 Distributions from net realized
  capital gains                       (0.01)   (0.08)     - -      - -      - -
                                    -------  -------  -------  -------  -------
  Total distributions                 (0.57)   (0.64)   (0.56)   (0.56)   (0.54)
                                    -------  -------  -------  -------  -------
Net asset value at end of period    $  9.91  $  9.89  $ 10.48  $ 10.11  $  9.92
                                    =======  =======  =======  =======  =======
Total return                           6.23%    0.45%    9.50%    7.75%    4.51%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                        $25,325  $26,687  $29,697  $50,535  $47,494
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                              1.32%    1.11%    0.91%    0.97%    1.00%
 After advisory/administration fee
  waivers (excluding interest
  expense)                             0.90%    0.90%    0.88%    0.85%    0.83%
 Before advisory/administration
  fee waivers                          1.54%    1.32%    1.17%    1.28%    1.30%
 Ratios of net investment income
  to average net assets
 After advisory/administration fee
  waivers                              5.87%    5.47%    5.51%    5.58%    5.56%
 Before advisory/administration
  fee waivers                          5.66%    5.26%    5.25%    5.27%    5.26%
Portfolio turnover rate                 131%     191%     272%     291%     580%

                            ---------------------------------------------------
14

             BlackRock
[GRAPHIC]    Intermediate Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in intermediate bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds. The fund defines inter-mediate bonds as those with maturities of between two and ten years.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bond market and individual securities within those categories. The manager selects bonds from several cat-egories including: U.S. Treasuries and agency securities, commercial and resi-dential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman Brothers Intermediate Government/Corporate Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.
 IMPORTANT DEFINITIONS


 Lehman Brothers Inter-
 mediate
 Government/Corporate
 Index: An unmanaged
 index comprised of
 Treasury, agency and
 corporate issues from
 the more comprehensive
 Lehman Aggegrate Index.
 This index concentrates
 on intermediate matu-
 rity bonds and thus
 excludes all maturities
 from the broader index
 below one year and
 above 9.9 years.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. The interest expense may be greater than the fund's return in the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capi-tal gain of individuals is taxable at the same rate as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Corporate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in September 1993 is based upon performance for Institutional Shares of the fund, which were first issued in September 1993. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institu-tional Shares.

                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------
Best Quarter
Q2 '95: 4.44%

Worst Quarter
Q1 '94: -2.86%


                                94      -3.36%
                                95      14.28%
                                96       3.99%
                                97       7.29%
                                98       6.77%
                                99       0.68%
                                00      10.40%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------
                                                            Since     Inception
                       1 Year     3 Years     5 Years     Inception      Date
Intermediate Bond      10.40%      5.87%        5.78%         5.27%     09/17/93
LB Intermediate
 Govt./Corp.           10.12%      6.22%        6.11%         5.99%        N/A*

  * For comparative purposes, the value of the index on 09/30/93 is used as the beginning value on 09/17/93.
 ** The chart and the table both assume reinvestment of dividends and distri-butions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Interest expense                          .83%
Other expenses                            .61%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .31%
Total annual fund operating expenses     1.94%
Fee waivers and expense reimbursements*   .21%
Net expenses*                            1.73%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% (excluding interest expenses) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $176   $589   $1,028   $2,247

Fund Management

The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                    Intermediate Bond Portfolio


                                     Year     Year     Year     Year     Year
                                     Ended    Ended    Ended    Ended    Ended
                                    9/30/00  9/30/99  9/30/98  9/30/97  9/30/96
Net asset value at beginning of
 period                             $  9.10  $  9.67  $  9.49  $  9.32  $  9.43
                                    -------  -------  -------  -------  -------
Income from investment operations
 Net investment income                 0.55     0.54     0.58     0.55     0.53
 Net gain (loss) on investments
  (both realized and unrealized)       0.02    (0.47)    0.20     0.17    (0.09)
                                    -------  -------  -------  -------  -------
  Total from investment operations     0.57     0.07     0.78     0.72     0.44
                                    -------  -------  -------  -------  -------
Less distributions
 Distributions from net investment
  income                              (0.54)   (0.54)   (0.55)   (0.55)   (0.52)
 Distributions from net realized
  capital gains                         - -    (0.10)   (0.05)     - -    (0.03)
                                    -------  -------  -------  -------  -------
  Total distributions                 (0.54)   (0.64)   (0.60)   (0.55)   (0.55)
                                    -------  -------  -------  -------  -------
Net asset value at end of period    $  9.13  $  9.10  $  9.67  $  9.49  $  9.32
                                    =======  =======  =======  =======  =======
Total return                           6.57%    0.80%    8.48%    8.07%    4.79%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                        $25,242  $24,299  $25,946  $52,316  $45,362
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                              1.74%    2.05%    2.06%    1.27%    1.14%
 After advisory/administration fee
  waivers (excluding interest
  expense)                             0.90%    0.90%    0.89%    0.83%    0.83%
 Before advisory/administration
  fee waivers                          1.96%    2.26%    2.33%    1.56%    1.44%
 Ratios of net investment income
  to average net assets
 After advisory/administration fee
  waivers                              6.12%    5.81%    5.78%    5.88%    5.67%
 Before advisory/administration
  fee waivers                          5.90%    5.60%    5.51%    5.59%    5.36%
Portfolio turnover rate                 199%     221%     221%     321%     670%

                                    -------------------------------------------
20

             BlackRock
[GRAPHIC]
             Core Bond Total Return
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Broth-ers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds with maturities of between five and fifteen years. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates several categories of the bond market and indi-vidual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

to increase returns. The fund may also enter into interest rate or foreign cur-rency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund (normal-
ly) may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase

 IMPORTANT DEFINITIONS


 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

(as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expro-priation of assets and more difficulty obtaining information on foreign securi-ties or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S.

companies. There is also less government regulation of foreign securities mar-kets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national curren-cies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact Euro-pean capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market perfor-mance. As with all such investments, past performance is not an indication of future results.
24

The performance for the period before Service Shares were launched in January 1996 is based upon performance for Institutional Shares of the fund, which were first issued in December 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institu-tional Shares.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

Best Quarter
Q2 '95: 5.87%

Worst Quarter
Q1 '94: -2.63%

The bars for 1993-1996
are based upon
performance for
Institutional Shares
of the fund.


                                 93      9.69%
                                 94     -2.33%
                                 95     18.18%
                                 96      3.40%
                                 97      8.70%
                                 98      7.84%
                                 99     -0.92%
                                 00     11.90%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

                                                           Since     Inception
                        1 Year     3 Years     5 Years    Inception     Date
Core Bond Total Return  11.90%       6.14%       6.08%       6.85%     12/9/92
Lehman Aggregate        11.63%       6.35%       6.46%       7.05%      N/A*

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .49%
Interest expense                          .23%
Other expenses                            .60%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .30%
Total annual fund operating expenses     1.32%
Fee waivers and expense reimbursements*   .24%
Net expenses*                            1.08%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .85% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $110   $395    $701    $1,569

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1992 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.
26

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                Core Bond Total Return Portfolio


                                                                 For the       For the
                                                                  Period       Period
                            Year     Year      Year      Year     4/1/96      1/12/96/1
                            Ended    Ended     Ended    Ended    through      / through
                           9/30/00  9/30/99   9/30/98  9/30/97   9/30/96       3/31/96
Net asset value at
 beginning of period       $  9.31  $ 10.12   $  9.82  $   9.55  $   9.61     $   9.91
                           -------  -------   -------  --------  --------     --------
Income from investment
 operations
 Net investment income        0.57     0.54      0.56      0.59      0.30         0.11
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                 0.05    (0.59)     0.40      0.26     (0.07)       (0.30)
                           -------  -------   -------  --------  --------     --------
  Total from investment
   operations                 0.62    (0.05)     0.96      0.85      0.23        (0.19)
                           -------  -------   -------  --------  --------     --------
Less distributions
 Distributions from net
  investment income          (0.56)   (0.54)    (0.57)    (0.58)    (0.29)       (0.11)
 Distributions from net
  realized capital gains     (0.01)   (0.22)    (0.09)      - -       - -          - -
                           -------  -------   -------  --------  --------     --------
  Total distributions        (0.57)   (0.76)    (0.66)    (0.58)    (0.29)       (0.11)
                           -------  -------   -------  --------  --------     --------
Net asset value at end of
 period                    $  9.36  $  9.31   $ 10.12  $   9.82  $   9.55     $   9.61
                           =======  =======   =======  ========  ========     ========
Total return                  6.98%   (0.47)%   10.24%     9.71%     2.40%       (1.90)%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $59,334  $65,758   $70,111  $122,308  $117,207     $232,040
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                 1.11%    1.23%     1.18%     1.35%     1.08%/2/     0.94%/2/
 After
  advisory/administration
  fee waivers
  (excluding interest
  expense)                    0.85%    0.86%     0.85%     0.85%     0.85%/2/     0.85%/2/
 Before
  advisory/administration
  fee waivers                 1.35%    1.48%     1.52%     1.64%     1.37%/2/     1.19%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                 6.19%    5.63%     5.72%     6.09%     6.10%/2/     5.37%/2/
 Before
  advisory/administration
  fee waivers                 5.95%    5.37%     5.38%     5.81%     5.81%/2/     5.12%/2/
Portfolio turnover rate        248%     328%      405%      441%      308%         723%

                                -----------------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.

             BlackRock
[GRAPHIC]    Core PLUS Total Return
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Broth-ers Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds. Additionally, under normal market conditions, the fund's aver-age duration will be within (+/-)20% of the duration of the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its total assets in any combination of non-investment grade bonds (high yield or junk bonds), bonds denominated in foreign currencies and bonds of foreign (including emerging market) issuers.

The portfolio management team evaluates several categories of the bond market and individual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency trans-actions as a hedging technique. In these

 IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mort-
 gaged-backed securities
 (both residential and
 commercial), other
 floating or variable
 rate obligations,
 municipal obligations
 and zero coupon debt
 securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.
 Duration, which mea-
 sures price sensitivity
 to interest rate
 changes, is not neces-
 sarily equal to average
 maturity.

 High Yield Bond: Some-
 times referred to as
 "junk bonds" these are
 debt securities, which
 are rated less than
 investment grade (below
 the fourth highest rat-
 ing of the major rating
 agencies). These secu-
 rities generally pay
 more interest than
 higher rated securi-
 ties. The higher yield
 is an incentive to
 investors who otherwise
 may be hesitant to pur-
 chase the debt of such
 a low rated issuer.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 IMPORTANT DEFINITIONS

 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.


transactions, the fund exchanges its right to pay or receive interest or cur-rencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. The practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-
The Company's Rights
backed securities and CMBS generally experience less prepayment than residen-tial mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S.

companies. There is also less government regulation of foreign securities mar-kets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit call the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world capi-tal markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negative-ly, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered spec-ulative, meaning there is a significant risk that companies issuing these secu-rities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This mean that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving add     itional col-
lateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund.

IMPORTANT DEFINITIONS

Advisory Fees: Fees
paid to the investment
adviser for portfolio
management services.

Service Fees: Fees that
are paid to BlackRock
and/or its affiliates
for shareholder account
service and mainte-
nance.

Other Expenses: Include
administration, trans-
fer agency, custody,
professional fees and
registration fees.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Other expenses/1/                         .69%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .39%
Total annual fund operating expenses     1.19%
Fee waivers and expense reimbursements*   .34%
Net expenses*                             .85%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .85% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section of page 111 for a discussion of these waivers and reim-bursements.

  /1/ The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years

Service Shares   $87    $344

Fund Management

The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson, Scott Amero and Rajiv Sobti have been port-folio co-managers since the fund's inception.

Past Performance of Institutional Accounts

The investment results shown below represent the gross historical performance of certain institutional accounts managed by BFM and were calculated pursuant to Association for Investment Management and Research (AIMR) guidelines. These institutional accounts have substantially similar investment objectives, poli-cies and strategies to those of the fund. Keith Anderson, Scott Amero and Rajiv Sobti were the portfolio managers responsible for this performance. Keith Anderson, Scott Amero and Rajiv Sobti continue to be primarily responsible for the institutional accounts and intend to utilize a substantially similar investment approach for the fund. The performance information is provided to illustrate the past performance of BFM in managing substantially similar insti-tutional accounts and does not represent the performance of the fund, which has no history of operations. Investors should realize that this past performance data is not an indication of future performance of the fund.



                                    [GRAPH]

                            Net Annualized Returns
                            As Of December 31, 2000
                                                                Since
                               One Year         Two Years     Inception
                              12/31/1999-       12/31/1998-    3/31/1998-
                              12/31/2000        12/31/2000    12/31/2000
                              -----------       -----------   -----------
Institutional Accounts          11.8%              11.8%         19.7%
Lehman Brothers
 Aggregate Index                11.6%              10.7%         18.5%

The performance information is provided to illustrate the past performance of BFM in managing substantially similar institutional accounts and does not rep-resent the performance of the fund, which has no history of operations. Investors should realize that this past performance data is not an indication of future performance of the fund.

The data represents accounts with assets as of December 31, 2000 of $7.685 billion. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the fund.

The performance numbers above reflect deductions for investment advisory fees, but do not reflect transaction costs and other expenses. If such expenses were deducted, the performance of the institutional accounts would be less than the performance shown. The performance results reflect dividend reinvestment and are calculated on a settlement date basis through December 31, 2000.

The index used for comparison is the Lehman Brothers Aggregate Index, an unmanaged index with no expenses, which is comprised of more than 5,000 tax-able investment grade bonds rated by Moody's or Standard and Poor's.

The institutional accounts that are included in the data above are not subject to the same types of expenses as the fund and are not subject to the same diversification requirements, tax restrictions and other investment limita-tions imposed on the fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986. The performance results of the insti-tutional accounts could have been adversely affected if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, differences in the Securities and Exchange Com-mission and AIMR methodology for calculating performance could result in dif-ference performance data for identical time periods.
34

             BlackRock
[GRAPHIC]    GNMA
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its total assets in bonds (including U.S. Treasuries and agency securities and mortgage-backed and asset-backed securi-
ties) and at least 65% of its total assets in GNMA securities.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major ratings agency or are determined by the fund manager to be of similar quality.

Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its per-formance against the Lehman GNMA Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 GNMA Securities: Secu-
 rities issued by the
 Government National
 Mortgage Association
 (GNMA). These securi-
 ties represent inter-
 ests in pools of resi-
 dential mortgage loans
 originated by private
 lenders and pass income
 from the initial debt-
 ors (homeowners)
 through intermediaries
 to investors. GNMA
 securities are backed
 by the full faith and
 credit of the U.S. Gov-
 ernment.

 Lehman GNMA Index: An
 unmanaged index com-
 prised of mortgage-
 backed pass through
 securities of the Gov-
 ernment National Mort-
 gage Association
 (GNMA).

fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

In addition to GNMA securities, the fund may make investments in other resi-dential and commercial mortgage-backed securities and other asset-backed secu-rities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

 IMPORTANT DEFINITIONS


 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.
36

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction cost to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman GNMA Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

Best Quarter
Q2 '95: 5.75%

Worst Quarter
Q1 '94: -3.73%

                           91                15.68%
                           92                 6.40%
                           93                 7.54%
                           94                -3.83%
                           95                17.38%
                           96                 4.41%
                           97                 9.37%
                           98                 7.22%
                           99                -0.02%
                           00                11.52%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

                                                                     Inception
                       1 Year      3 Years     5 Years     10 Years     Date
GNMA                   11.52%       6.13%        6.41%       7.38%    05/31/90
Lehman GNMA Index      11.11%       6.58%        6.95%       8.27%       N/A

** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
38

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .55%
Interest expense                          .89%
Other expenses                            .70%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .40%
Total annual fund operating expenses     2.14%
Fee waivers and expense reimbursements*   .35%
Net expenses*                            1.79%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $182   $636   $1,117   $2,445

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Rajiv Sobti, Managing Director of BFM since March 1998 and Andrew Phillips, Managing Director of BFM since 1991. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Don-aldson Lufkin & Jenrette for 12 years. Rajiv Sobti and Andrew Phillips have been members of the team managing the fund since 1998 and portfolio co-managers since 1999.

 IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                              GNMA Portfolio


                                                    For the
                                                    Period
                                   Year    Year    5/18/98/1
                                   Ended   Ended   / through
                                  9/30/00 9/30/99   9/30/98
Net asset value at beginning of
 period                            $9.61  $10.11    $10.00
                                   -----  ------    ------
Income from investment
 operations
 Net investment income              0.58    0.58      0.27
 Net gain (loss) on investments
  (both realized and unrealized)    0.16   (0.49)     0.04
                                   -----  ------    ------
  Total from investment
   operations                       0.74    0.09      0.31
                                   -----  ------    ------
Less distributions
 Distributions from net
  investment income                (0.59)  (0.57)    (0.20)
 Distibutions in excess of net
  investment income                (0.02)    - -       - -
 Distributions from net realized
  capital gains                    (0.02)  (0.02)      - -
                                   -----  ------    ------
  Total distributions              (0.63)  (0.59)    (0.20)
                                   -----  ------    ------
Net asset value at end of period   $9.72  $ 9.61    $10.11
                                   =====  ======    ======
Total return                        7.47%   0.84%     3.18%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                       $ 197  $   97    $  - -
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                       1.78%   1.31%     0.74%/2/
 After advisory/administration
  fee waivers (excluding
  interest expense)                 0.90%   0.88%     0.57%/2/
 Before advisory/administration
  fee waivers                       2.15%   1.64%     1.11%/2/
 Ratios of net investment income
  to average net assets
 After advisory/administration
  fee waivers                       6.17%   6.12%     8.78%/2/
 Before advisory/administration
  fee waivers                       5.81%   5.79%     8.41%/2/
Portfolio turnover rate              184%    124%       56%

                              -------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
40

             BlackRock
[GRAPHIC]    Managed Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the five to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and only buys securities rated invest-ment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the bond market and individual bonds within those categories. The manager selects bonds from several catego-ries including: U.S. Treasuries and agency securities, commercial and residen-tial mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its per-formance against the Lehman Brothers Aggregate Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or
 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or will reduce the yield and market value of currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers
 IMPORTANT DEFINITIONS

 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.
 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.
 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.
 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expro-priation of assets and more difficulty obtaining information on foreign securi-ties or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securi-ties markets.

On January 1, 1999, eleven European countries implemented a new currency until called the "Euro" which is expected to replace the existing national curren-cies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact Euro-pean capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
44

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market perfor-mance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in November 1989. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institu-tional Shares.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

Best Quarter
Q3 '91: 5.78%

Worst Quarter
Q1 '94: -3.49%

The bars for 1990-1999
are based upon
performance for
Institutional Shares
of the fund.

                           91                14.96%
                           92                 5.91%
                           93                11.55%
                           94                -4.69%
                           95                17.20%
                           96                 3.14%
                           97                 9.14%
                           98                 6.97%
                           99                -0.91%
                           00                11.59%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                                           Inception
                   1 Year   3 Years   5 Years   10 Years      Date
Managed Income     11.59%    5.76%      5.89%     7.28%     11/01/89
Lehman Aggregate   11.63%    6.35%      6.46%     8.02%       N/A

* The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                                 .48%
Interest expense                              .64%
Other expenses                                .58%
  Service fees                                .15%
  Processing fees                             .15%
  Other                                       .28%
Total annual fund operating expenses         1.70%
Fee waivers and expense reimbursements*       .11%
Net expenses*                                1.59%

* BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .95% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $162   $525    $913    $1,999

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1990 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                              Managed Income Portfolio


                                Year      Year      Year      Year      Year
                               Ended     Ended     Ended     Ended     Ended
                              9/30/00   9/30/99   9/30/98   9/30/97   9/30/96
Net asset value at beginning
 of period                    $   9.92  $  10.64  $  10.41  $  10.09  $  10.38
                              --------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income            0.60      0.59      0.60      0.66      0.61
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                     0.01     (0.57)     0.30      0.31     (0.20)
                              --------  --------  --------  --------  --------
  Total from investment
   operations                     0.61      0.02      0.90      0.97      0.41
                              --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income              (0.59)    (0.59)    (0.62)    (0.65)    (0.60)
 Distributions from net
  realized capital gains         (0.02)    (0.15)    (0.05)      - -     (0.10)
                              --------  --------  --------  --------  --------
  Total distributions            (0.61)    (0.74)    (0.67)    (0.65)    (0.70)
                              --------  --------  --------  --------  --------
Net asset value at end of
 period                       $   9.92  $   9.92  $  10.64  $  10.41  $  10.09
                              ========  ========  ========  ========  ========
Total return                      6.52%     0.26%     8.93%     9.93%     4.05%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)              $284,075  $270,943  $257,641  $266,750  $165,073
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                     1.59%     1.76%     1.69%     1.27%     0.88%
 After
  advisory/administration
  fee waivers (excluding
  interest expense)               0.95%     0.95%     0.93%     0.88%     0.88%
 Before
  advisory/administration
  fee waivers                     1.70%     1.88%     1.87%     1.52%     1.11%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                     6.15%     5.81%     5.76%     6.37%     5.87%
 Before
  advisory/administration
  fee waivers                     6.04%     5.69%     5.58%     6.12%     5.65%
Portfolio turnover rate            205%      239%      376%      428%      638%

                              -------------------------------------------------

             BlackRock
[GRAPHIC]    International Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds of foreign issuers in the five to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds of a diversified group of foreign issuers from at least three devel-oped countries. The fund may invest more than 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in foreign cur-rencies, usually in order to hedge itself against foreign currency risk; howev-er, the fund may underweight or overweight a currency based on the manager's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bond markets of various world economies and seeks individual securities within those categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Salomon Non-U.S. Hedged World Government Bond Index (the bench-mark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as


 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in bonds of foreign issuers. Typi-cally, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possi-bility that the issuer of the bond will not be able to make principal and interest payments.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to currency risks (the risk that the value of interest paid on


 IMPORTANT DEFINITIONS


 Salomon Non-U.S. Hedged
 World Government Bond
 Index: An unmanaged
 index that tracks the
 performance of 13 gov-
 ernment bond markets:
 Australia, Austria,
 Belgium, Canada, Den-
 mark, France, Germany,
 Italy, Japan, the Neth-
 erlands, Spain, Sweden
 and the United Kingdom.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a port-folio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, polit-ical and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropri-ation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular coun-try than a mutual fund that is more widely diversified. For example, the Japa-nese economy (especially Japanese banks, securities firms and insurance compa-nies) has experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. dollar. Japan may also be affected by recent turmoil in other Asian countries. The ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national curren-cies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact Euro-pean capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which would hurt the value of shares of the fund.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of
50
time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Deriva-tives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addi-tion, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Non-U.S. Hedged World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

Best Quarter
Q1 '95: 8.40%

Worst Quarter
Q2 '94: -2.06%

                           92                 6.17%
                           93                15.31%
                           94                -3.71%
                           95                20.02%
                           96                10.41%
                           97                 9.94%
                           98                11.16%
                           99                 0.18%
                           00                11.35%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

                                                            Since    Inception
                       1 Year      3 Years     5 Years    Inception     Date
International Bond     11.35%       7.43%       8.52%        8.94%     07/01/91
Salomon Non-U.S.
  Hedged Govt.              %           %           %            %       N/A

* The chart and the table both assume reinvestment of dividends and distribu-tions.
52

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .55%
Interest expense                          .46%
Other expenses                            .65%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .35%
Total annual fund operating expenses     1.66%
Fee waivers and expense reimbursements*   --
Net expenses*                            1.66%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.33% (excluding interest expense) of aver-age daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $169   $523    $902    $1,965

Fund Management

The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, Keith Anderson, Managing Director of BFM since 1988, and Anthony Faillace, Man-aging Director at BFM since 1999. Prior to joining BFM, Andrew Gordon was responsible for non-dollar (international) research at Barclay Investments from 1994 to 1996 and at CS First Boston form 1986 to 1994. Prior to joining BFM in 1999, Mr. Faillace was a portfolio manager and member of the international portfolio team at Pacific Investment Management Company from 1994 to 1999. Andrew Gordon has been a member of the team managing the fund since 1997, Keith Anderson since 1996 and Anthony Faillace since 2001. Andrew Gordon has been a portfolio co-manager since 1997, Keith Anderson since 1999 and Anthony Faillace since 2001.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                            International Bond Portfolio


                                                               For the     For the
                                                               Period      Period
                            Year     Year     Year     Year    2/1/96      3/1/95
                            Ended    Ended    Ended    Ended   through     through
                           9/30/00  9/30/99  9/30/98  9/30/97  9/30/96     1/31/96
Net asset value at
 beginning of period       $10.81   $11.24   $10.95   $ 11.71  $11.39      $ 10.52
                           ------   ------   ------   -------  ------      -------
Income from investment
 operations
 Net investment income       0.46     0.24     0.18      1.36    0.89         0.62
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.23    (0.06)    1.06     (0.19)  (0.29)        1.13
                           ------   ------   ------   -------  ------      -------
  Total from investment
   operations                0.69     0.18     1.24      1.17    0.60         1.75
                           ------   ------   ------   -------  ------      -------
Less distributions
 Distributions from net
  investment income         (0.49)   (0.61)   (0.53)    (1.44)  (0.28)       (0.88)
 Distributions from net
  realized capital gains    (0.32)     - -    (0.42)    (0.49)    - -          - -
                           ------   ------   ------   -------  ------      -------
  Total distributions       (0.81)   (0.61)   (0.95)    (1.93)  (0.28)       (0.88)
                           ------   ------   ------   -------  ------      -------
Net asset value at end of
 period                    $10.69   $10.81   $11.24   $10.95   $11.71      $ 11.39
                           ======   ======   ======   =======  ======      =======
Total return                 6.72%    1.60%   12.17%    11.23%   5.39%       16.79%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $4,092   $3,730   $2,359   $ 6,708  $7,836      $37,627
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.66%    1.33%    1.31%     1.30%   1.09%/1/     1.23%/1/
 After
  advisory/administration
  fee waivers (excluding
  interest expense)          1.22%    1.33%    1.31%     1.29%   1.09%/1/     1.23%/1/
 Before
  advisory/administration
  fee waivers                1.66%    1.33%    1.46%     1.40%   1.20%/1/     1.23%/1/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                4.36%    3.50%    3.79%     5.01%   3.82%/1/     5.62%/1/
 Before
  advisory/administration
  fee waivers                4.36%    3.50%    3.64%     4.91%   3.72%/1/     5.62%/1/
Portfolio turnover rate       266%     317%     225%      272%    108%         159%

                            ---------------------------------------------------

/1/Annualized.
54

             BlackRock
[GRAPHIC]    High Yield Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to provide current income by investing primarily in non-invest-ment grade bonds.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in non-investment grade bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds or convertible securities and at least 65% of its total assets in high yield bonds. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the high yield market and individ-ual bonds within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman High Yield Index (the benchmark).

To add additional diversification, the portfolio manager can invest in a wide range of securities including corporate bonds, mezzanine investments, collater-alized bond obligations, bank loans and mortgage-backed and asset-backed secu-rities. The fund can also invest, to the extent consistent with its investment objective, in foreign and emerging market securities and currencies. The fund may invest in securities rated as low as "C". These securities are very risky and have major uncertainties regarding the issuer's ability to make interest and principal payments.

If a security falls below the fund's minimum rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bank Loans: The fund
 may invest in fixed and
 floating rate loans
 arranged through pri-
 vate negotiations
 between a company or a
 foreign government and
 one or more financial
 institutions. The fund
 considers such invest-
 ments to be debt secu-
 rities.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Collateralized Bond
 Obligations (CBO): The
 fund many invest in
 collateralized bond
 obligations, which are
 securities backed by a
 diversified pool of
 high yield securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 High Yield Bonds: Some-
 times referred to as
 "junk bonds" these are
 debt securities, which
 are, rated less than
 investment grade (below
 the fourth highest rat-
 ing of the major rating
 agencies). These secu-
 rities generally pay
 more interest than
 higher rated securi-
 ties. The higher yield
 is an incentive to
 investors who otherwise
 may be hesitant to pur-
 chase the debt of such
 a low-rated issuer.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default.

 IMPORTANT DEFINITIONS


 Lehman High Yield
 Index: An unmanaged
 index that is comprised
 of issues that meet the
 following criteria: at
 least $100 million par
 value outstanding, max-
 imum credit rating of
 B1 (including defaulted
 issues) and at least
 one year to maturity.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mezzanine Investments:
 These are subordinated
 debt securities which
 receive payments of
 interest and principal
 after other more senior
 security holders are
 paid. They are gener-
 ally issued in private
 placements in connec-
 tion with an equity
 security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, posi-tively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt.

High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have diffi-culty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower inter-est rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed secu-rities and CMBS generally experience less prepayment than residential mort-gage-backed securities. In periods of falling interest rates, the rate of pre-payments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such peri-ods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a
58
portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman High Yield Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

Best Quarter
Q4 '99: 3.90%

Worst Quarter
Q4 '00: -6.50%

                           99                 8.42%
                           00                -7.48%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

                                                            Since    Inception
                                                1 Year    Inception     Date
High Yield Bond                                  -7.48%      0.65%     11/19/98
Lehman High Yield                                -5.86%     -0.99%       N/A

** The chart and the table both assume reinvestment of dividends and distribu-tions.
60

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.


The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Interest expense                          .54%
Other expenses                            .65%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .35%
Total annual fund operating expenses     1.69%
Fee waivers and expense reimbursements*   .15%
Net expenses*                            1.54%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.00% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section of page 111 for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $157   $518    $904    $1,985

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Dennis Schaney and Michael Buchanan. Dennis Schaney is co-leader of the High Yield Team and a Managing Director of BFM since February 1998. Prior to joining BFM, he was a Managing Director in the Global Fixed Income Research and Economics Department of Merrill Lynch for nine years. Michael Buchanan, co-leader of the High Yield Team, has served as Director of BFM since June 1998. Prior to joining BFM, Michael Buchanan was Vice President of Investments at Conseco Capital Management where he was a portfolio manager responsible for high yield debt, bank loan, and emerging markets debt trading. Dennis Schaney and Michael Buchanan have been members of the team managing the fund since inception. Dennis Schaney has been a portfolio co-manager since inception and Michael Buchanan since 1999.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                  High Yield
                                  Bond Portfolio

                                                  For the
                                                   Period
                                         Year    11/19/98/1
                                         Ended   / through
                                        9/30/00   9/30/99
Net asset value at beginning of period  $ 9.73     $10.00
                                        ------     ------
Income from investment operations
 Net investment income                    1.08       0.85
 Net (loss) on investments (both
  realized and unrealized)               (0.81)     (0.31)
                                        ------     ------
  Total from investment operations        0.27       0.54
                                        ------     ------
Less distributions
 Distributions from net investment
  income                                 (1.08)     (0.81)
                                        ------     ------
  Total distributions                    (1.08)     (0.81)
                                        ------     ------
Net asset value at end of period        $ 8.92     $ 9.73
                                        ======     ======
Total return                              2.80%      5.47%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                            $   43     $  - -
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                 1.60%      2.21%/2/
 After advisory/administration fee
  waivers (excluding
  interest expense)                       1.00%      1.59%/2/
 Before advisory/administration fee
  waivers                                 1.63%      3.33%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                12.13%      9.93%/2/
 Before advisory/administration fee
  waivers                                12.10%      8.81%/2/
Portfolio turnover rate                    235%       185%

                                  ---------------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.
62

             BlackRock
[GRAPHIC]    Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal:
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

Primary Investment Strategies:
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securi-ties in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund intends to invest so that no more than 25% of its net assets are represented by the municipal securities of issuers located in the same state.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (General Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be sub-ject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increase and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
66

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance of Investor A Shares (first issued in May 1990) and Institutional Shares (first issued in January 1993) of the fund. The actual return of Service Shares would have been lower compared to one of these clas-ses, Institutional Shares, because Service Shares have higher expenses than Institutional Shares.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

Best Quarter
Q1 '95: 8.22%

Worst Quarter
Q1 '94: -6.87%

The bars for 1991-1993     91                11.36%
are based upon             92                 8.85%
performance for Investor   93                12.99%
A Shares of the fund.      94                -6.98%
                           95                18.14%
                           96                 5.51%
                           97                 9.80%
                           98                 6.11%
                           99                -4.45%
                           00                10.62%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

                                                                     Inception
                       1 Year      3 Years     5 Years    10 Years      Date
Tax-Free Income        10.62%       3.89%       5.37%       6.94%     05/14/90
Lehman Municipal       11.69%       5.22%       5.84%       7.58%       N/A*

* For comparative purposes, the value of the index on 04/30/90 is used as the beginning value on 05/14/90.
** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Other expenses                            .62%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .32%
Total annual fund operating expenses     1.12%
Fee waivers and expense reimbursements*   .22%
Net expenses*                             .90%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 111 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $92    $334    $596    $1,343

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                              Tax-Free Income Portfolio


                                     Year     Year      Year     Year     Year
                                     Ended    Ended     Ended    Ended    Ended
                                    9/30/00  9/30/99   9/30/98  9/30/97  9/30/96
Net asset value at beginning of
 period                             $10.96   $11.73    $11.34   $ 10.84  $ 10.61
                                    ------   ------    ------   -------  -------
Income from investment operations
 Net investment income                0.54     0.49      0.38      0.53     0.51
 Net gain (loss) on investments
  (both realized and unrealized)     (0.07)   (0.71)     0.56      0.50     0.23
                                    ------   ------    ------   -------  -------
  Total from investment operations    0.47    (0.22)     0.94      1.03     0.74
                                    ------   ------    ------   -------  -------
Less distributions
 Distributions from net investment
  income                             (0.51)   (0.49)    (0.50)    (0.53)   (0.51)
 Distributions from net realized
  capital gains                        - -    (0.06)    (0.05)      - -      - -
                                    ------   ------    ------   -------  -------
  Total distributions                (0.51)   (0.55)    (0.55)    (0.53)   (0.51)
                                    ------   ------    ------   -------  -------
Net asset value at end of period    $10.92   $10.96    $11.73   $ 11.34  $ 10.84
                                    ======   ======    ======   =======  =======
Total return                          4.49%   (1.97)%    8.52%     9.77%    7.14%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                        $5,347   $5,754    $5,430   $58,779  $36,161
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                             0.90%    0.90%     0.88%     0.85%    0.85%
 Before advisory/administration
  fee waivers                         1.12%    1.12%     1.16%     1.20%    1.18%
 Ratios of net investment income
  to average net assets
 After advisory/administration fee
  waivers                             5.02%    4.27%     4.34%     4.76%    4.88%
 Before advisory/administration
  fee waivers                         4.80%    4.05%     4.06%     4.41%    4.56%
Portfolio turnover rate                 43%     104%      100%      262%     268%

                              -------------------------------------------------

             BlackRock
[GRAPHIC]    Delaware Tax-Free Income
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Delaware state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriv-ative securities) the interest on which the manager believes is exempt from Federal income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Delaware. The fund normally invests at least 80% of its total assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated invest-ment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.
70

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (Other State Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short time period.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Key Risks

There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particular, changes in the economic conditions and governmental policies of Delaware and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.
72

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

Best Quarter
Q1 '95: 4.70%

Worst Quarter
Q1 '94: -4.67%

                           91                 8.80%
                           92                 5.42%
                           93                 7.96%
                           94                -3.60%
                           95                12.74%
                           96                 3.27%
                           97                 6.16%
                           98                 6.37%
                           99                -2.66%
                           00                 9.85%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

                                                            Inception
                   1 Year   3 Years   5 Years   10 Years       Date
DE Tax-Free         9.85%    4.39%      4.52%      5.36%    09/30/86
Lehman Municipal   11.69%    5.22%      5.84%      7.46%        N/A

** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
74

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

  Advisory fees                             .55%
  Other expenses                            .66%
    Service fees                            .15%
    Processing fees                         .15%
    Other                                   .36%
  Total annual fund operating expenses     1.21%
  Fee waivers and expense reimbursements*   .21%
  Net expenses*                            1.00%

* BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.00% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements. The chart and the table both assume reinvestment of dividends and distributions.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $102   $363    $645    $1,447

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                             Delaware Tax-Free Income Portfolio


                                                    For the
                                                    Period
                                  Year    Year     5/11/98/1
                                  Ended   Ended    / through
                                 9/30/00 9/30/99    9/30/98
Net asset value at beginning of
 period                           $9.62  $10.33     $10.00
                                  -----  ------     ------
Income from investment
 operations
 Net investment income             0.44    0.44       0.16
 Net gain (loss) on investments
  (both realized and
  unrealized)                      0.04   (0.57)      0.34
                                  -----  ------     ------
  Total from investment
   operations                      0.48   (0.13)      0.50
                                  -----  ------     ------
Less distributions
 Distributions from net
  investment income               (0.42)  (0.44)     (0.17)
 Distributions from net
  realized capital gains            - -   (0.14)       - -
                                  -----  ------     ------
  Total distributions             (0.42)  (0.58)     (0.17)
                                  -----  ------     ------
Net asset value at end of
 period                           $9.68  $ 9.62     $10.33
                                  =====  ======     ======
Total return                       5.19%  (1.40)%     5.04%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                  $ - -  $  - -     $  - -
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                      1.00%   1.00%      0.67%/2/
 Before
  advisory/administration fee
  waivers                          1.21%   1.16%      0.85%/2/
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                      4.60%   4.08%      5.00%/2/
 Before
  advisory/administration fee
  waivers                          4.39%   3.92%      4.82%/2/
Portfolio turnover rate              27%     31%        54%

                             ----------------------

/1/Commencement of operations of share class.
/2/Annualized.
76

             BlackRock
[GRAPHIC]    Ohio Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with pres-ervation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of Ohio. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Min-imum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the man-ager to be of similar quality.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (OH Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.




                                                                      Key Risks
78

The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.
80

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in December 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institu-tional Shares.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

Best Quarter
Q1 '95: 7.36%

Worst Quarter
Q1 '94: -6.21%

The bar for 1993 is        93                10.03%
based upon performance     94                -6.70%
for Institutional          95                17.48%
Shares of the fund.        96                 3.81%
                           97                 8.34%
                           98                 6.04%
                           99                -3.32%
                           00                10.77%
As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

                                                            Since    Inception
                       1 Year      3 Years     5 Years    Inception     Date
OH Tax-Free            10.77%        4.33%       5.02%      5.50%     12/01/92
Lehman Municipal       11.69%        5.22%       5.84%      6.61%        N/A

* The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory fees                             .50%
Other expenses                            .65%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .35%
Total annual fund operating expenses     1.15%
Fee waivers and expense reimbursements*   .25%
Net expenses*                             .90%

* BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $92    $341    $609    $1,375

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                              Ohio Tax-Free Income Portfolio


                                     Year     Year      Year     Year     Year
                                     Ended    Ended     Ended    Ended    Ended
                                    9/30/00  9/30/99   9/30/98  9/30/97  9/30/96
Net asset value at beginning of
 period                             $10.19   $10.88    $10.50   $10.15   $10.05
                                    ------   ------    ------   ------   ------
Income from investment operations
 Net investment income                0.51     0.47      0.48     0.47     0.48
 Net gain (loss) on investments
  (both realized and unrealized)       - -    (0.65)     0.37     0.35     0.10
                                    ------   ------    ------   ------   ------
  Total from investment operations    0.51    (0.18)     0.85     0.82     0.58
                                    ------   ------    ------   ------   ------
Less distributions
 Distributions from net investment
  income                             (0.48)   (0.47)    (0.47)   (0.47)   (0.48)
 Distributions from net realized
  capital gains                        - -    (0.04)      - -      - -      - -
                                    ------   ------    ------   ------   ------
  Total distributions                (0.48)   (0.51)    (0.47)   (0.47)   (0.48)
                                    ------   ------    ------   ------   ------
Net asset value at end of period    $10.22   $10.19    $10.88   $10.50   $10.15
                                    ======   ======    ======   ======   ======
Total return                          5.20%   (1.68)%    8.23%    8.21%    5.80%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                        $   38   $  254    $  712   $7,421   $6,377
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                             0.90%    0.90%     0.88%    0.85%    0.79%
 Before advisory/administration
  fee waivers                         1.15%    1.11%     1.21%    1.36%    1.38%
 Ratios of net investment income
  to average net assets
 After advisory/administration fee
  waivers                             5.09%    4.45%     4.37%    4.51%    4.69%
 Before advisory/administration
  fee waivers                         4.84%    4.24%     4.04%    4.00%    4.10%
Portfolio turnover rate                 23%      23%       77%      87%     136%

                              -------------------------------------------------

             BlackRock
[GRAPHIC]    Kentucky Tax-Free Income
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Kentucky state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriv-ative securities) the interest on which the manager believes is exempt from Federal income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Kentucky. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated invest-ment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the municipal market and individ-ual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strat-egies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (KY Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental poli cies of Kentucky and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with ;any of the fund's other tax-able investments. Interest on these bonds that is received by taxpayers sub-ject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the
86
risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. The interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

Best Quarter
Q1 '95: 5.29%

Worst Quarter
Q1 '94: -4.45%

The bars for 1991-1993     91                 8.84%
are based upon             92                 7.15%
performance for Investor   93                 9.22%
A Shares of the fund.      94                -3.53%
                           95                13.09%
                           96                 3.35%
                           97                 6.60%
                           98                 6.03%
                           99                -2.71%
                           00                 8.44%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

                                                             Inception
                   1 Year   3 Years   5 Years   10 Years       Date
KY Tax-Free         8.44%     3.81%     4.34%      5.57%     11/30/87
Lehman Municipal   11.69%     5.22%     5.84%      7.86%       N/A

** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
88

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .55%
Other expenses                            .63%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .33%
Total annual fund operating expenses     1.18%
Fee waivers and expense reimbursements*   .18%
Net expenses*                            1.00%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.00% of average daily net assets until Feb-ruary 1, 2002. The fund may have to repay some of these waivers and reim-bursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $102   $357    $632    $1,416

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                             Kentucky Tax-Free Income Portfolio


                                                     For the
                                                     Period
                                  Year     Year     5/11/98/1
                                  Ended    Ended    / through
                                 9/30/00  9/30/99    9/30/98
Net asset value at beginning of
 period                          $ 9.63   $10.31     $10.00
                                 ------   ------     ------
Income from investment
 operations
 Net investment income             0.44     0.44       0.19
 Net gain (loss) on investments
  (both realized and
  unrealized)                     (0.04)   (0.59)      0.29
                                 ------   ------     ------
  Total from investment
   operations                      0.40    (0.15)      0.48
                                 ------   ------     ------
Less distributions
 Distributions from net
  investment income               (0.43)   (0.43)     (0.17)
 Distributions from net
  realized capital gains            - -    (0.10)       - -
                                 ------   ------     ------
  Total distributions             (0.43)   (0.53)     (0.17)
                                 ------   ------     ------
Net asset value at end of
 period                          $ 9.60   $ 9.63     $10.31
                                 ======   ======     ======
Total return                       4.35%   (1.52)%     4.82%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                 $   88   $  - -     $  - -
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                      1.00%    1.00%      0.67%/2/
 Before
  advisory/administration fee
  waivers                          1.18%    1.18%      0.92%/2/
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                      4.76%    4.26%      5.00%/2/
 Before
  advisory/administration fee
  waivers                          4.58%    4.08%      4.75%/2/
Portfolio turnover rate              55%      25%         7%

                             ----------------------

/1/Commencement of operations of share class.
/2/Annualized.
90

             BlackRock
[GRAPHIC]    New Jersey Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of New Jersey. The fund normally invests at least 80% of its net assets in munici-pal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in secu-rities which are subject to regular Federal income tax or the Federal Alterna-tive Minimum Tax. In addition, for New Jersey tax purposes, the fund intends to invest at least 80% of its total assets in municipal securities of issuers located in the state of New Jersey and in securities issued by the U.S. Govern-ment, its agencies and authorities. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (NJ Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions. The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is

 IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.
92
a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in New Jersey raises special concerns. In particular, change in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be sub-ject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they do carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more depen-
94
dent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

Best Quarter
Q1 '95: 6.13%

Worst Quarter
Q1 '94: -5.17%

                           92                 8.90%
                           93                11.58%
                           94                -4.70%
                           95                14.94%
                           96                 3.63%
                           97                 8.26%
                           98                 5.97%
                           99                -2.78%
                           00                 9.71%
As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

                                                            Since    Inception
                       1 Year      3 Years     5 Years    Inception     Date
NJ Tax-Free             9.71%        4.16%       4.87%       6.45%   07/01/91
Lehman Municipal       11.69%        5.22%       5.84%       7.23%      N/A

* The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory fees                             .50%
Other expenses                            .62%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .32%
Total annual fund operating expenses     1.12%
Fee waivers and expense reimbursements*   .22%
Net expenses*                             .90%

* BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 111 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $92    $334    $596    $1,343

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                          New Jersey Tax-Free Income Portfolio



                                                                For the      For the
                                                                Period       Period
                            Year     Year      Year     Year    2/1/96      3/1/95/1/
                            Ended    Ended     Ended    Ended   through      through
                           9/30/00  9/30/99   9/30/98  9/30/97  9/30/96      1/31/96
Net asset value at
 beginning of period       $ 11.30  $ 12.07   $ 11.65  $ 11.27  $ 11.61      $ 10.94
                           -------  -------   -------  -------  -------      -------
Income from investment
 operations
 Net investment income        0.56     0.51      0.52     0.52     0.73         0.46
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                (0.03)   (0.70)     0.42     0.37    (0.32)        0.65
                           -------  -------   -------  -------  -------      -------
 Total from investment
  operations                 (0.53)   (0.19)     0.94     0.89     0.41         1.11
                           -------  -------   -------  -------  -------      -------
Less distributions
 Distributions from net
  investment income          (0.52)   (0.52)    (0.52)   (0.51)   (0.75)       (0.44)
 Distributions from net
  realized capital gains       - -    (0.06)      - -      - -      - -          - -
                           -------  -------   -------  -------  -------      -------
  Total distributions        (0.52)   (0.58)    (0.52)   (0.51)   (0.75)       (0.44)
                           -------  -------   -------  -------  -------      -------
Net asset value at end of
 period                    $ 11.31  $ 11.30   $ 12.07  $ 11.65  $ 11.27      $ 11.61
                           =======  =======   =======  =======  =======      =======
Total return                  4.84%   (1.65)%    8.28%    8.11%    0.15%       10.35%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $18,673  $24,626   $34,803  $84,596  $88,077      $97,976
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                 0.90%    0.90%     0.88%    0.85%    0.85%/2/     0.88%/2/
 Before
  advisory/administration
  fee waivers                 1.12%    1.11%     1.18%    1.17%    1.17%/2/     0.90%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                 4.92%    4.28%     4.37%    4.59%    4.44%/2/     4.43%/2/
 Before
  advisory/administration
  fee waivers                 4.70%    4.07%     4.07%    4.27%    4.13%/2/     4.41%/2/
Portfolio turnover rate         77%      43%       24%      77%     109%          26%

                          -----------------------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.

             BlackRock
[GRAPHIC]    Pennsylvania Tax-Free Income
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consis-tent with preservation of capital.

Primary Investment Strategies:
In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriv-ative securities) the interest on which the manager believes is exempt from Federal income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of Pennsylvania. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated invest-ment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the municipal market and individ-ual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strat-egies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

 IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and
 taxing power for the
 payment of principal
 and interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and having
 remaining maturities of
 not less than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.
98

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (PA Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

 IMPORTANT DEFINITIONS

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in Pennsylvania raises special concerns. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its politi-cal subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the char-acteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the
100
risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance.As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in December 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institu-tional Shares.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

Best Quarter
Q1 '95: 7.59%

Worst Quarter
Q1 '94: -6.35%

The bar for 1993 is
based upon performance
for Institutional Shares
of the fund.

                           93                12.51%
                           94                -7.13%
                           95                18.10%
                           96                 4.24%
                           97                 8.38%
                           98                 5.80%
                           99                -2.58%
                           00                 9.64%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

                                                            Since    Inception
                       1 Year      3 Years     5 Years    Inception     Date
PA Tax-Free             9.64%        4.16%       5.01%      5.88%     12/01/92
Lehman Municipal       11.69%        5.22%       5.84%      6.61%        N/A

* The chart and the table both assume reinvestment of dividends and distributions.
021

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.


The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Other expenses                            .59%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .29%
Total annual fund operating expenses     1.09%
Fee waivers and expense reimbursements*   .19%
Net expenses*                             .90%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 111 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $92    $328    $582    $1,312

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                Pennsylvania Tax-Free Income Portfolio



                                     Year     Year      Year     Year     Year
                                     Ended    Ended     Ended    Ended    Ended
                                    9/30/00  9/30/99   9/30/98  9/30/97  9/30/96
Net asset value at beginning of
 period                             $ 10.52  $ 11.15   $ 10.77  $ 10.44  $ 10.33
                                    -------  -------   -------  -------  -------
Income from investment operations
 Net investment income                 0.51     0.47      0.47     0.50     0.50
 Net gain (loss) on investments
  (both realized and unrealized)       0.01    (0.59)     0.39     0.33     0.11
                                    -------  -------   -------  -------  -------
  Total from investment operations     0.52    (0.12)     0.86     0.83     0.61
                                    -------  -------   -------  -------  -------
Less distributions
 Distributions from net investment
  income                             (0.49)    (0.48)    (0.48)   (0.50)   (0.50)
 Distributions from net realized
  capital gains                         - -    (0.03)      - -      - -      - -
                                    -------  -------   -------  -------  -------
  Total distributions                (0.49)    (0.51)    (0.48)   (0.50)   (0.50)
                                    -------  -------   -------  -------  -------
Net asset value at end of period    $ 10.55  $ 10.52   $ 11.15  $ 10.77  $ 10.44
                                    =======  =======   =======  =======  =======
Total return                           5.09%   (1.11)%    8.19%    8.10%    5.97%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                        $12,646  $14,132   $20,669  $50,395  $34,297
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                              0.90%    0.90%     0.86%    0.85%    0.85%
 Before advisory/administration
  fee waivers                          1.09%    1.09%     1.10%    1.16%    1.15%
 Ratios of net investment income
  to average net assets
 After advisory/administration fee
  waivers                              4.90%    4.37%     4.39%    4.67%    4.74%
 Before advisory/administration
  fee waivers                          4.71%    4.18%     4.15%    4.36%    4.44%
Portfolio turnover rate                  31%      28%       43%      97%     119%

                                -----------------------------------------------
104

             About Your Investment
[GRAPHIC]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Buying Shares

Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, cer-tain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 and investors that partic-ipate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally purchased through a cus-tomer's account at an institution through procedures established by the insti-tution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customer's ownership of shares will be recorded by the institution and reflected in the account statements provided by the insti-tutions to their customers. Investors wishing to purchase Service Shares should contract their institutions.

Purchase orders may be placed through PFPC, the Company's transfer agent, by calling (800) 441-7450.

--------------------------------------------------------------------------------

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.

The funds' investments are valued based on market value, or where market quota-tions are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amor-tized cost method.

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--------------------------------------------------------------------------------


Since the NAV changes daily, the price of your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. For-eign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

--------------------------------------------------------------------------------

Paying for Shares


Payment for Service Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day fol-lowing PFPC's receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.
--------------------------------------------------------------------------------


How Much is the Minimum Investment?


The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                                                                Distribution and
                                                                    Service Plan

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain serv-ices provided to its shareholders. The Company does not make distribution pay-ments under the Plan with respect to Service Shares.

Under the Plan, the Company may also enter into arrangements with brokers, dealers, financial institutions and industry professionals (Service Organiza-tions) (including PNC Bank and its affiliates). Under these arrangements, Serv-ice Organizations will provide certain support services to their customers who own Service Shares. The Company may pay a shareholder servicing fee of up to
 .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers. All Service Shares pay this shareholder servicing fee.

In return for the fee, Service Organizations may provide one or more of the following services to their customers who own Service Shares:

    (1) Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;
    (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
    (3) Providing other similar shareholder liaison services.

For a separate shareholder processing fee paid by all Service Shares of up to
 .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

    (1) Processing purchase and redemption requests from customers and plac-ing orders with the Company's transfer agent or the Company's dis-tributor;
    (2) Processing dividend payments from the Company on behalf of customers;
    (3) Providing sub-accounting for Service Shares beneficially owned by customers or the information necessary for sub-accounting; and
    (4) Providing other similar services.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


The shareholder servicing fees and shareholder processing fees payable pursu-ant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

-------------------------------------------------------------------------------

Selling Shares

Customers of institutions may redeem Service Shares in accordance with the pro-cedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders to PFPC and crediting their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates the certificates must accompany the redemption request.

Institutions may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon tele-phone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custo-dian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemp-tion payments is imposed by the Company, although institu

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

tions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.

Persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund may redeem for cash some or all of their shares of a fund at any time by sending a written redemption request in proper form to BlackRock Funds, c/o PFPC Inc., P.O. Box 8950, Wilmington, DE 19899-8950. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.
During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.

The fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the share-holder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds c/o PFPC, Box 8950, Wilmington, DE 19899-8950.

The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Company may alter the terms of or terminate this expedited redemption privilege at any time.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC(R) Fund may also purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

If a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group) no longer meets the eligibil-ity standards for purchasing Service Shares, then the shareholder's Service Shares will be converted to Investor A Shares of the same fund having the same total net asset value as the shares converted. Investor A Shares

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

are currently authorized to bear additional service and distribution fees at the total annual rate of .20% of average daily net assets. If a shareholder acquiring Service Shares on or after May 1, 1998 later becomes eligible to pur-chase Institutional Shares (other than due to changes in market value), then the shareholder's Service Shares will be converted to Institutional Shares of the same fund having the same total net asset value as the shares converted.

--------------------------------------------------------------------------------

The Company's
Rights

The Company may:

  . Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions, described in the Investment Company Act of 1940,

  . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "Selling Shares" above,

  . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
  . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.

--------------------------------------------------------------------------------

Accounts with Low
Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the share-holder will be allowed 30 days to make additional investments before the redemption is processed. If a customer has agreed with an institution to main-tain a minimum balance in his or her account, and the balance in the account falls below the minimum, the customer may be obligated to redeem all or part of his or her shares in the fund to the extent necessary to maintain the minimum balance required.

--------------------------------------------------------------------------------

Market Timing

The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



 IMPORTANT DEFINITIONS


 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds is BlackRock
 Financial Management,
 Inc.
102

short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suf-fer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.

--------------------------------------------------------------------------------

Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $203.8 billion of assets under man-agement as of December 31, 2000. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diver-sified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 345 Park Avenue, New York, New York 10154, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2000, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Low Duration Bond             0.22%
Intermediate Government Bond  0.29%
Intermediate Bond             0.29%
Core Bond Total Return        0.25%
Managed Income                0.37%
International Bond            0.55%
GNMA                          0.20%
High Yield                    0.38%
Tax-Free Income               0.28%
Pennsylvania Tax-Free Income  0.31%
New Jersey Tax-Free Income    0.28%
Ohio Tax-Free Income          0.25%
Delaware Tax-Free Income      0.34%
Kentucky Tax-Free Income      0.37%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

                        Each Fund Except
                        Int'l Bond, GNMA, Int'l Bond, GNMA,
                        KY Tax-Free,      KY Tax-Free,
                        DE Tax-Free       DE Tax-Free
                        INVESTMENT        INVESTMENT
  AVG DAILY NET ASSETS  ADVISORY FEE      ADVISORY FEE
  First $1 billion      .500%             .550%
  $1 billion--$2
   billion              .450%             .500%
  $2-billion--$3
   billion              .425%             .475%
  greater than $3
   billion              .400%             .450%

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed to cap each fund's net expense (ex-cluding interest expense) at the levels shown in that fund's expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through February 1, 2002 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Low Duration Bond             .385%
  Intermediate Government Bond  .475%
  Intermediate Bond             .435%
  Core Bond Total Return        .380%
  Core PLUS Total Return        .375%
  GNMA                          .485%
  Managed Income                .485%
  International Bond            .865%
  High Yield Bond               .525%
  Tax-Free Income               .485%
  Delaware Tax-Free Income      .585%
  Ohio Tax-Free Income          .515%
  Kentucky Tax-Free Income      .585%
  New Jersey Tax-Free Income    .475%
  Pennsylvania Tax-Free Income  .470%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay Black-Rock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Com-pany has approved in advance the payments to BlackRock at the previous quar-terly meeting of the Board.

--------------------------------------------------------------------------------

Dividends and Distributions

Black Rock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are paid within 10 days after the end of each month. The Company's Board of Trustees may change the timing of dividend payments.

Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to share-holders at least annually at a date determined by the Company's Board of Trust-ees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

--------------------------------------------------------------------------------

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gain, regardless of how long a shareholder has owned shares. All other distributions other than exempt-interest dividends will be taxed to shareholders as ordinary income.

Each of the Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios intends to pay most of its dividends as exempt-interest divi-dends, which means such dividends are exempt from regular federal

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

income tax (but may be subject to the federal alternative minimum tax). The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. gov-ernment and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

If more than half of the total asset value of a fund is invested in foreign securities, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

--------------------------------------------------------------------------------

Important Notice Regarding Delivery of Shareholder Documents

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

--------------------------------------------------------------------------------


Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the

                                                                 Electronic
                                                                       Access to
                                                           Shareholder Documents
114

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Company's website on the Internet, if they enroll in the Company's electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:

1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.

2) Log on to www.investordelivery.com.

3) Enter your assigned enrollment number plus the four-digit personal identifi-cation number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the informa-tion that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:

1) Log on to http://funds.blackrock.com.

2) Click on Electronic Delivery icon on either side of your screen.

3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference.
More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2001 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 5:30 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7450

Purchases and Redemptions
Call your registered representative or (800) 441-7450.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8950,
Wilmington, DE 19899-8950
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

[LOGO OF BLACKROCK FUNDS] (SM)

Money Market
Portfolios
=============================
I N V E S T O R   S H A R E S

BlackRock Funds (SM) is a mutual fund family with 42 investment portfolios, 8 of which are described in this prospectus. BlackRock Funds are sold principally through licensed investment professionals.







P R O S P E C T U S

January 28, 2001

[LOGO OF BLACKROCK FUNDS] (SM)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC-  |   May lose value
INSURED    |   No bank guarantee

Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find the information you need........................................   1
THE BLACKROCK MONEY MARKET FUNDS
Money Market................................................................   2
U.S. Treasury Money Market..................................................   8
Municipal Money Market......................................................  13
New Jersey Municipal Money Market...........................................  19
North Carolina Municipal Money Market.......................................  25
Ohio Municipal Money Market.................................................  31
Pennsylvania Municipal Money Market.........................................  37
Virginia Municipal Money Market.............................................  43

About Your Investment

How to Buy/Sell Shares......................................................  49
Dividends/Distributions/Taxes...............................................  57
Services for Shareholders...................................................  59

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This is the BlackRock Money Market Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on all 8 of the BlackRock Money Market funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that inter-est you, read the sections that tell you about buying and selling shares, cer-tain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the prospectus, ask your registered repre-sentative for help. Your investment professional has been trained to help you decide which investments are right for you.

             BlackRock
[GRAPHIC]    Money Market
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Debt securities
 that are backed by a
 pool of assets, usually
 loans such as install-
 ment sale contracts or
 credit card receiv-
 ables.

 Commercial Paper:
 Short-term securities
 with maturities of 1 to
 270 days which are
 issued by banks, corpo-
 rations and others.

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in
 calculating this aver-
 age.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Investment Goal
The fund seeks as high a level of current income as is consistent with main-taining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests in a broad range of short term, high quality, U.S. dollar-denominated instruments, including government, bank, com-mercial and other obligations.

Specifically, the fund may invest in:

1) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

2) High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's, F-2 or higher by Fitch or TBW-2 or higher by Thomson BankWatch, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies.

3) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

4) Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

5) Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

6) Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

7) Repurchase agreements relating to the above instruments.

The fund seeks to maintain a net asset value of $1.00 per share.

Quality

The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.

The performance for the period before Investor A Shares were launched is based upon performance for Service Shares of the fund, which were first issued in October 1989. Investor A Shares were launched in January 1993, Investor B Shares were launched in September 1995 and Investor C Shares were launched in October 1996. The performance for Investor B Shares for the period before they were launched is based upon performance for Service and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Service, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Service Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.
4

                                    [GRAPH]

As of 12/31                    Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

Best Quarter
Q1 '91: 1.70%

Worst Quarter
Q4 '93: 0.64%

                            91               5.93%
                            92               3.51%
                            93               2.64%
                            94               3.68%
                            95               5.32%
The bars for 1990-1993      96               4.91%
are based upon performance  97               5.07%
for Service Shares of the   98               4.96%
fund.                       99               4.57%
                            00               5.78
As of 12/31/99
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                             Inception
                     1 year   3 Years   5 Years  10 Years      Date
Money Market; Inv A  5.78%     5.10%     5.06%    4.63%      10/04/89
Money Market; Inv B  5.13%     4.40%     4.36%    4.27%      10/04/89
Money Market; Inv C  5.13%     4.40%     4.36%    4.27%      10/04/89

 *The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                            A Shares B Shares C Shares
 Advisory fees                                .40%     .40%     .40%
 Distribution (12b-1) fees                    .10%     .75%     .75%
 Other expenses/1/                            .67%     .67%     .67%
   Service fees                               .25%     .25%     .25%
   Processing fees                            .15%     .15%     .15%
   Other                                      .27%     .27%     .27%
 Total annual fund operating expenses        1.17%    1.82%    1.82%
 Fee waivers and expense  reimbursements*     .28%     .33%     .33%
 Net expenses*                                .89%    1.49%    1.49%

* BlackRock and BlackRock Distributors, Inc., the fund's distributor, have con-tractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .89% (for Investor A Shares) and 1.49% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the follow-ing two years. See the "Management" section on page 55 for a discussion of these waivers and reimbursements.

/1/"Other expenses" have been restated to reflect current expenses.




 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

           1 Year 3 Years 5 Years      10 Years

A Shares    $ 91   $344    $617         $1,395
B Shares*   $152   $540    $954   $1,939**/$1,859***
C Shares*   $152   $540    $954         $2,110

 * These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.
 ** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company).
*** Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

          Money Market Portfolio

                                          INVESTOR A
                                            SHARES
                           Year      Year      Year      Year      Year
                          Ended     Ended     Ended     Ended     Ended
                         9/30/00   9/30/99   9/30/98   9/30/97   9/30/96
 Net asset value
 at beginning of
 period                  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                         --------  --------  --------  --------  --------
 Income from
 investment
 operations
 Net investment
 income                    0.0539    0.0441    0.0495    0.0491    0.0485
                         --------  --------  --------  --------  --------
  Total from
  investment
  operations               0.0539    0.0441    0.0495    0.0491    0.0485
                         --------  --------  --------  --------  --------
 Less
 distributions
 Distributions
 from
 net investment
 income                   (0.0539)  (0.0441)  (0.0495)  (0.0491)  (0.0485)
                         --------  --------  --------  --------  --------
  Total
  distributions           (0.0539)  (0.0441)  (0.0495)  (0.0491)  (0.0485)
                         --------  --------  --------  --------  --------
 Net asset value
 at end of period        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                         ========  ========  ========  ========  ========
 Total return                5.53%     4.50%     5.06%     5.02%     4.96%
 Ratios/Supplemental
 data
 Net assets at
 end of
 period (in thousands)   $405,740  $486,578  $365,458  $256,039  $162,099
 Ratios of
 expenses to
 average
 net assets
  After advisory/
  administration
  fee waivers                0.85%     0.80%     0.77%     0.70%     0.74%
  Before
  advisory/
  administration fee
  waivers                    1.03%     0.99%     1.01%     1.03%     1.10%
 Ratios of net
 investment
 income to
 average net
 assets
  After advisory/
  administration
  fee waivers                5.37%     4.40%     4.94%     4.92%     4.81%
  Before
  advisory/
  administration fee
  waivers                    5.19%     4.21%     4.70%     4.59%     4.45%

                                        INVESTOR B                                   INVESTOR C
                                          SHARES                                       SHARES
                                                                                                      For the
                                                                                                      Period
                           Year      Year     Year     Year     Year      Year     Year     Year    10/17/96/1/
                          Ended     Ended     Ended    Ended    Ended    Ended     Ended    Ended     through
                         9/30/00   9/30/99   9/30/98  9/30/97  9/30/96  9/30/00   9/30/99  9/30/98    9/30/97
 Net asset value
 at beginning of
 period                  $   1.00  $   1.00  $  1.00  $  1.00  $  1.00  $   1.00  $  1.00  $  1.00   $   1.00
                         --------- --------- -------- -------- -------- --------- -------- -------- --------------
 Income from
 investment
 operations
 Net investment
 income                    0.0475    0.0371   0.0426   0.0424   0.0426    0.0475   0.0371   0.0426     0.0390
                         --------- --------- -------- -------- -------- --------- -------- -------- --------------
  Total from
  investment
  operations               0.0475    0.0371   0.0426   0.0424   0.0426    0.0475   0.0371   0.0426     0.0390
                         --------- --------- -------- -------- -------- --------- -------- -------- --------------
 Less
 distributions
 Distributions
 from
 net investment
 income                   (0.0475)  (0.0371) (0.0426) (0.0424) (0.0426)  (0.0475) (0.0371) (0.0426)   (0.0390)
                         --------- --------- -------- -------- -------- --------- -------- -------- --------------
  Total
  distributions           (0.0475)  (0.0371) (0.0426) (0.0424) (0.0426)  (0.0475) (0.0371) (0.0426)   (0.0390)
                         --------- --------- -------- -------- -------- --------- -------- -------- --------------
 Net asset value
 at end of period        $   1.00  $   1.00  $  1.00  $  1.00  $  1.00  $   1.00  $  1.00  $  1.00   $   1.00
                         ========= ========= ======== ======== ======== ========= ======== ======== ==============
 Total return                4.85%     3.77%    4.34%    4.32%    4.34%     4.85%    3.77%    4.34%      3.97%
 Ratios/Supplemental
 data
 Net assets at
 end of
 period (in thousands)   $  6,371  $  5,414  $ 1,805  $   238  $   138  $  4,134  $ 4,268  $   337   $      2
 Ratios of
 expenses to
 average
 net assets
  After advisory/
  administration
  fee waivers                1.49%     1.49%    1.48%    1.39%    1.36%     1.49%    1.49%    1.49%      1.50%/2/
  Before
  advisory/
  administration fee
  waivers                    1.67%     1.68%    1.72%    1.72%    1.73%     1.67%    1.68%    1.73%      1.83%/2/
 Ratios of net
 investment
 income to
 average net
 assets
  After advisory/
  administration
  fee waivers                4.84%     3.71%    4.22%    4.26%    4.18%     4.77%    3.71%    4.22%      4.01%/2/
  Before
  advisory/
  administration fee
  waivers                    4.66%     3.52%    3.98%    3.93%    3.82%     4.59%    3.52%    3.98%      3.68%/2/

          ---------------------------------------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.

             BlackRock
[GRAPHIC]    U.S. Treasury Money Market
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Debt securities
 that are backed by a
 pool of assets, usually
 loans such as install-
 ment sale contracts or
 credit card receiv-
 ables.

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Investment Goal
The fund seeks as high a level of current income as is consistent with main-taining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.

The fund seeks to maintain a net asset value of $1.00 per share.

Quality

The fund manager, under guidelines established by the Company's Board of Trustees, will purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
8

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Treasury obligations differ only in their interest rates, maturities and time of issuance.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and Investor A and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.

The performance for the period before Investor A Shares were launched is based upon performance for Service Shares of the fund, which were first issued in November 1989. Investor A Shares were launched in January 1993 and Investor C Shares were launched in December 1998. The performance for Investor C Shares for the period before they were launched is based upon performance for Service and Investor A Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Service Shares. Also, the actual return of Investor C Shares would have been lower com-pared to Investor A Shares because Investor C Shares have higher expenses than Investor A Shares. As of May 25, 1999, there were no Investor C Shares out-standing.


                                    [GRAPH]

As of 12/31                    Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

Best Quarter
Q2 '90: 1.98%

Worst Quarter
Q4 '93: 0.63%






                            91               5.86%
                            92               3.46%
                            93               2.59%
                            94               3.67%
                            95               5.22%
The bars for 1991-1993      96               4.65%
are based upon performance  97               4.80%
for Service Shares of the   98               4.73%
fund.                       99               4.24%
                            00               5.41%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                             Inception
                     1 year   3 Years   5 Years  10 Years      Date
US Treasury; Inv A   5.41%     4.79%     4.77%    4.46%      11/01/89
US Treasury; Inv B   5.41%     4.79%     4.77%    4.46%      11/01/89
US Treasury; Inv C   5.41%     4.79%     4.77%    4.46%      11/01/89
* The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
10

The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                            A Shares B Shares C Shares
 Advisory fees                                .45%     .45%     .45%
 Distribution (12b-1) fees                    .10%     .75%     .75%
 Other expenses/1/                            .70%     .70%     .70%
   Service fees                               .25%     .25%     .25%
   Processing fees                            .15%     .15%     .15%
   Other                                      .30%     .30%     .30%
 Total annual fund operating expenses        1.25%    1.90%    1.90%
 Fee waivers and expense  reimbursements*     .37%     .42%     .42%
 Net expenses*                                .88%    1.48%    1.48%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .88% (for Investor A Shares) and 1.48% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 55 for a discussion of these waivers and reimbursements.

  /1/"Other expenses" have been restated to reflect current expenses.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

             1 Year 3 Years 5 Years      10 Years

 A Shares     $ 90   $360    $651         $1,479
 B Shares*    $151   $556    $987   $2,018**/$1,939***
 C Shares*    $151   $556    $987         $2,188

  * These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.
 ** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company).
*** Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights

The financial information in the table below shows
the fund's financial performance for the periods
indicated. Certain information reflects results for
a single fund share. The term "Total Return" indi-
cates how much your investment would have increased
or decreased during this period of time and assumes
that you have reinvested all dividends and distri-
butions. These figures have been audited by
PricewaterhouseCoopers LLP, the fund's independent
accountants. The auditor's report, along with the
fund's financial statements, are included in the
Company's annual report, which is available upon
request. (See back cover for ordering instruc-
tions.)
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

                   U.S. Treasury Money Market Portfolio

                                                                               INVESTOR C     INVESTOR B
                                          INVESTOR A SHARES                      SHARES         SHARES
                               Year      Year      Year      Year      Year    1/10/00/1/     12/8/98/1/
                              Ended     Ended     Ended     Ended     Ended      through        through
                             9/30/00   9/30/99   9/30/98   9/30/97   9/30/96     2/7/00         5/25/99
 Net asset value at
  beginning of period        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00       $   1.00
                             --------  --------  --------  --------  --------   --------       --------
 Income from investment
  operations
 Net investment income         0.0497    0.0412    0.0476    0.0468    0.0467     0.0037         0.0138
                             --------  --------  --------  --------  --------   --------       --------
   Total from investment
    operations                 0.0497    0.0412    0.0476    0.0468    0.0467     0.0037         0.0138
                             --------  --------  --------  --------  --------   --------       --------
 Less distributions
 Distributions from net
  investment income           (0.0497)  (0.0412)  (0.0476)  (0.0468)  (0.0467)   (0.0037)       (0.0138)
                             --------  --------  --------  --------  --------   --------       --------
   Total distributions        (0.0497)  (0.0412)  (0.0476)  (0.0468)  (0.0467)   (0.0037)       (0.0138)
                             --------  --------  --------  --------  --------   --------       --------
 Net asset value at end of
  period                     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00       $   1.00
                             ========  ========  ========  ========  ========   ========       ========
 Total return                    5.09%     4.20%     4.87%     4.75%     4.77%      0.37%          1.39%
 Ratios/Supplemental data
 Net assets at end of
  period (in thousands)      $ 31,808  $ 45,224  $ 71,811  $ 43,425  $ 10,630   $    -- /4/    $    -- /3/
 Ratios of expenses to
  average net assets
  After
   advisory/administration
   fee waivers                   0.86%     0.82%     0.81%     0.78%     0.79%      1.48%/2/       1.48%/2/
  Before
   advisory/administration
   fee waivers                   1.13%     1.09%     1.12%     1.16%     1.19%      1.75%/2/       1.75%/2/
 Ratios of net investment
  income to average net
  assets
  After
  advisory/administration
  fee  waivers                   4.91%     4.12%     5.57%     4.70%     4.60%      4.70%/2/       3.46%/2/
  Before
   advisory/administration
   fee waivers                   4.64%     3.85%     5.26%     4.32%     4.20%      4.43%/2/       3.19%/2/

                   ------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/There were no Investor C Shares outstanding as of September 30, 1999.

/4/There were no Investor B Shares outstanding as of September 30, 2000.

             BlackRock
[GRAPHIC]    Municipal Money
             Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from federal income tax. The other 20% can be invested in securities which are subject to regular fed-eral income tax or the Federal Alternative Minimum Tax.

The fund intends to invest so that less than 25% of its total assets are Munic-ipal Securities of issuers located in the same state.


 IMPORTANT DEFINITIONS


 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the Fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

Quality

The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.


 IMPORTANT DEFINITIONS


 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obliga-tions also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and Investor A and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.

The performance for the period before Investor A Shares were launched is based upon performance for Service Shares of the fund, which were first issued in November 1989. Investor A Shares were launched in November 1992 and Investor C Shares were launched in September 1997. The performance for Investor C Shares for the period before they were launched is based upon performance for Service and Investor A Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Service Shares. Also, the actual return of Investor C Shares would have been lower com-pared to Investor A Shares because Investor C Shares have higher expenses than Investor A Shares. As of December 18, 1998, there were no Investor C Shares outstanding.


                                    [GRAPH]

As of 12/31                    Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

Best Quarter
Q1 '91: 1.06%

Worst Quarter
Q1 '94: 0.41%

                            91               4.02%
                            92               2.49%
                            93               1.89%
The bars for 1991-1992      94               2.25%
are based upon performance  95               3.22%
for Service Shares of the   96               2.80%
fund.                       97               2.98%
                            98               2.70%
                            99               2.45%
                            00               3.32%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                             Inception
                     1 year   3 Years   5 Years  10 Years       Date
Municipal MM; Inv A  3.32%     2.82%     2.85%    2.81%      11/01/89
Municipal MM; Inv C  3.32%     2.82%     2.85%    2.81%      11/01/89

 * The chart and the table both assume reinvestment of dividends and distribu-tions.
16

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .45%     .45%     .45%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses                   .72%     .72%     .72%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .32%     .32%     .32%
Total annual fund operating
 expenses                       1.27%    1.92%    1.92%
Fee waivers and expense
 reimbursements*                 .38%     .43%     .43%
Net expenses*                    .89%    1.49%    1.49%

 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .89% (for Investor A Shares) and 1.49% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 55 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

           1 Year 3 Years 5 Years      10 Years

A Shares    $ 91   $365    $660         $1,501
B Shares*   $152   $561    $997   $2,039**/$1,960***
C Shares*   $152   $561    $997         $2,208

  * These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that is purchased from the Company and not acquired by exchange.
 ** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company).
*** Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(For an Investor A or C Share Outstanding Throughout Each Period)

                         Municipal Money Market Portfolio

                                         INVESTOR A SHARES                           INVESTOR C SHARES
                                                                             For the                  For the
                                                                              Period                   Period
                               Year      Year     Year     Year      Year    10/1/98                 9/12/97/1/
                              Ended     Ended     Ended    Ended    Ended    through      Year Ended  through
                             9/30/00   9/30/99   9/30/98  9/30/97  9/30/96   12/18/98     9/30/98/3/  9/30/97
 Net asset value at
  beginning of period        $   1.00  $   1.00  $  1.00  $  1.00  $   1.00  $   1.00      $  1.00    $  1.00
                             --------  --------  -------  -------  --------  --------      -------    -------
 Income from investment
  operations
 Net investment income         0.0309    0.0235   0.0280   0.0290    0.0288    0.0040       0.0133     0.0013
                             --------  --------  -------  -------  --------  --------      -------    -------
   Total from investment
    operations                 0.0309    0.0235   0.0280   0.0290    0.0288    0.0040       0.0133     0.0013
                             --------  --------  -------  -------  --------  --------      -------    -------
 Less distributions
 Distributions from net
  investment income           (0.0309)  (0.0235) (0.0280) (0.0290)  (0.0288)  (0.0040)     (0.0133)   (0.0013)
                             --------  --------  -------  -------  --------  --------      -------    -------
   Total distributions        (0.0309)  (0.0235) (0.0280) (0.0290)  (0.0288)  (0.0040)     (0.0133)   (0.0013)
                             --------  --------  -------  -------  --------  --------      -------    -------
 Net asset value at end of
  period                     $   1.00  $   1.00  $  1.00  $  1.00  $   1.00  $   1.00      $  1.00    $  1.00
                             ========  ========  =======  =======  ========  ========      =======    =======
 Total return                    3.13%     2.37%    2.83%    2.93%     2.88%     0.40%        1.34%      0.13%
 Ratios/Supplemental data
 Net assets at end of
  period (in thousands)      $  7,396  $  4,705  $ 9,227  $ 8,468  $  1,851  $    - -/4/   $   306    $    12
 Ratios of expenses to
  average net assets
  After
   advisory/administration
   fee waivers                   0.89%     0.89%    0.86%    0.79%     0.77%     1.49%/2/     1.47%      1.32%/2/
  Before
   advisory/administration
   fee waivers                   1.17%     1.17%    1.18%    1.20%     1.21%     1.77%/2/     1.79%      1.73%/2/
 Ratios of net investment
  income to average net
  assets
  After
   advisory/administration
   fee waivers                   3.09%     2.33%    2.80%    2.92%     2.80%     1.73%/2/     2.08%      2.63%/2/
  Before
   advisory/administration
   fee waivers                   2.81%     2.05%    2.48%    2.51%     2.36%     1.45%/2/     1.76%      2.22%/2/

                         ------------------------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.
/3/This class has opened, closed and then reopened during the fiscal year. The financial highlights are reflective of the cumulative periods that the class was opened.

/4/There were no Investor C shares outstanding as of September 30, 1999.

             BlackRock
[GRAPHIC]    New Jersey Municipal
             Money Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in New Jersey.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

The fund normally invests at least 65% of its net assets in Municipal Securi-ties of issuers located in New Jersey. In addition, for New Jersey tax purpos-es, the fund intends to invest at least 80% of its total assets in Municipal Securities of issuers located in the state of New Jersey and in securities issued by the U.S. Government, its agencies and authorities.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two

 IMPORTANT DEFINITIONS


 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in New Jersey and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obliga-tions also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan.

There is also the risk of delay in recovering the loaned securities and of los-ing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and Investor A and B Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.

The performance for the period before Investor A Shares were launched is based upon performance for Service Shares of the fund, which were first issued in July 1991. Investor A Shares were launched in January 1996 and Investor B Shares were launched in May 1998. The performance of Investor B Shares for the period before they were launched is based upon performance for Service and Investor A Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Service Shares. Also, the actual return of Investor B Shares would have been lower compared to Investor A Shares because Investor B Shares have higher expenses than Investor A Shares. As of February 8, 2000, there were no Investor B shares outstanding.

                                    [GRAPH]

As of 12/31                    Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

Best Quarter
Q4 '00: 0.87%

Worst Quarter
Q1 '94: 0.43%

                            92               2.29%
                            93               1.80%
                            94               2.25%
                            95               3.25%
The bars for 1992-1996      96               2.67%
are based upon performance  97               2.75%
for Service Shares of the   98               2.60%
fund.                       99               2.34%
                            00               3.17%
As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                            Since   Inception
                             1 year   3 Years   5 Years   Inception    Date
NJ Municipal MM; Inv A       3.17%     2.70%     2.71%      2.64%    07/01/91
NJ Municipal MM; Inv B       3.17%     2.70%     2.71%      2.64%    07/01/91

 * The chart and the table both assume reinvestment of dividends and distribu-tions.
22

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                           A Shares B Shares C Shares

 Advisory fees                               .45%     .45%     .45%
 Distribution (12b-1) fees                   .10%     .75%     .75%
 Other expenses/1/                           .72%     .72%     .72%
   Service fees                              .25%     .25%     .25%
   Processing fees                           .15%     .15%     .15%
   Other                                     .32%     .32%     .32%
 Total annual fund operating expenses       1.27%    1.92%    1.92%
 Fee waivers and expense reimbursements*     .41%     .46%     .46%
 Net expenses*                               .86%    1.46%    1.46%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .96% (for Investor A Shares) and 1.46% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 55 for a discussion of these waivers and reimbursements.
  /1/"Other expenses" have been restated to reflect current expenses.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

             1 Year 3 Years 5 Years      10 Years

 A Shares     $ 88   $362    $658         $1,498
 B Shares*    $149   $559    $994   $2,037**/$1,957***
 C Shares*    $149   $559    $994         $2,206

  * These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.
 ** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company).
*** Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(For an Investor A or B Share Outstanding Throughout Each Period)

              New Jersey Municipal Money Market Portfolio+

                                             INVESTOR A                                                INVESTOR B
                                               SHARES                                                    SHARES
                       --------------------------------------------------------------------------------------------------
                                                              For the       For the      For the                For the
                                                               Period        Period      Period                  Period
                        Year      Year      Year      Year     2/1/96      1/16/96/1/    10/1/99       Year    5/13/98/4/
                        Ended    Ended     Ended     Ended    through       through      through      Ended     through
                       9/30/00  9/30/99   9/30/98   9/30/97   9/30/96       1/31/96      2/8/00      9/30/99    9/30/98
 Net asset value
  at beginning of
  period               $  1.00  $   1.00  $   1.00  $   1.00  $   1.00      $  1.00      $  1.00     $   1.00   $   1.00
                       -------  --------  --------  --------  --------      -------      -------     --------   --------
 Income from
  investment
  operations
 Net investment
  income                0.0292    0.0227    0.0265    0.0268    0.0175       0.0000       0.0077       0.0094     0.0079
                       -------  --------  --------  --------  --------      -------      -------     --------   --------
 Total from
  investment
  operations            0.0292    0.0227    0.0265    0.0268    0.0175       0.0000       0.0077       0.0094     0.0079
                       -------  --------  --------  --------  --------      -------      -------     --------   --------
 Less
  distributions
 Distributions
  from net
  investment
  income               (0.0292)  (0.0227)  (0.0265)  (0.0268)  (0.0175)      0.0000      (0.0077)     (0.0094)   (0.0079)
                       -------  --------  --------  --------  --------      -------      -------     --------   --------
 Total
  distributions        (0.0292)  (0.0227)  (0.0265)  (0.0268)  (0.0175)      0.0000      (0.0077)     (0.0094)   (0.0079)
                       -------  --------  --------  --------  --------      -------      -------     --------   --------
 Net asset value
  at
  end of period        $  1.00  $   1.00  $   1.00  $   1.00  $   1.00      $  1.00      $  1.00     $   1.00   $   1.00
                       =======  ========  ========  ========  ========      =======      =======     ========   ========
 Total return             2.96%     2.30%     2.68%     2.71%     1.76%        2.66%        0.77%        0.94%      0.79%
 Ratios/Supplemental
  data
 Net assets at end
  of period (in
  thousands)           $ 6,421  $ 22,370  $ 43,995  $ 21,691  $ 17,314      $21,662      - - /5/          - -        - -
 Ratios of
  expenses to
  average net
  assets
 After advisory/
  administration
  fee waivers             0.93%     0.91%     0.91%     0.86%     0.78%/2/     0.71%/2/     1.46%/2/     1.46%      1.44%/2/
 Before advisory/
  administration
  fee waivers             1.24%     1.23%     1.28%     1.30%     1.27%/2/     1.20%/2/     1.77%/2/     1.78%      1.81%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After advisory/
  administration
  fee waivers             2.86%     2.27%     2.64%     2.68%     2.63%/2/     2.66%/2/     2.33%/2/     1.72%      2.12%/2/
 Before advisory/
  administration
  fee waivers             2.55%     1.95%     2.27%     2.24%     2.15%/2/     2.17%/2/     2.02%/2/     1.40%      1.75%/2/

                        For the
                         Period
                       3/20/97/1/
                        through
                        9/30/97
 Net asset value
  at beginning of
  period                $   1.00
                       -------------
 Income from
  investment
  operations
 Net investment
  income                  0.0077
                       -------------
 Total from
  investment
  operations              0.0077
                       -------------
 Less
  distributions
 Distributions
  from net
  investment
  income                 (0.0077)
                       -------------
 Total
  distributions          (0.0077)
                       -------------
 Net asset value
  at
  end of period         $   1.00
                       =============
 Total return               0.77%
 Ratios/Supplemental
  data
 Net assets at end
  of period (in
  thousands)                 - - /3/
 Ratios of
  expenses to
  average net
  assets
 After advisory/
  administration
  fee waivers               1.37%/2/
 Before advisory/
  administration
  fee waivers               1.81%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After advisory/
  administration
  fee waivers               2.35%/2/
 Before advisory/
  administration
  fee waivers               1.91%/2/

+ The Portfolio commenced operations on July 1, 1991 as the New Jersey Municipal Money Market Fund, a separate investment portfolio (the "Predecessor New Jersey Municipal Money Market Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. On January 13, 1996, the assets and liabilities of the Predecessor New Jersey Municipal Money Market Portfolio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfolio of investments maintained by the Fund.
/1/Commencement of operations of share class.
/2/Annualized.
/3/There were no Investor B Shares outstanding as of September 30, 1997. /4/Reissuance of shares.

/5/There were no Investor B Shares outstanding as of September 30, 2000.

             BlackRock
[GRAPHIC]    North Carolina Municipal
             Money Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in North Carolina.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Municipal Securities of issuers located in North Carolina.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that

 IMPORTANT DEFINITIONS


 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in North Carolina and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified

 IMPORTANT DEFINITIONS



 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

portfolio. In particular, changes in the economic conditions and governmental policies of North Carolina and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obliga-tions also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares (first issued in May 1993) and Serv-ice Shares (first issued in April 1994) of the fund. Investor A Shares were launched in February 1995. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than these older classes.


                                    [GRAPH]

As of 12/31                    Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

Best Quarter
Q4 '00: 0.90%

Worst Quarter
Q1 '99: 0.53%

                              94               2.28%
                              95               3.14%
                              96               2.81%
                              97               2.95%
The bars for 1994-1995        98               2.80%
are based upon performance    99               2.49%
for Institutional Shares of   00               3.41%
the fund.


As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                           Since   Inception
                             1 Year   3 Years   5 Years  Inception    Date
NC Municipal MM; Inv A       3.41%     2.90%     2.89%     2.80%    05/03/93
NC Municipal MM; Inv B       2.51%     2.59%     2.71%     2.68%    05/03/93

 * The chart and the table both assume reinvestment of dividends and distribu-tions.
28

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                           A Shares B Shares C Shares
 Advisory fees                               .45%     .45%     .45%
 Distribution (12b-1) fees                   .10%     .75%     .75%
 Other expenses                              .74%     .74%     .74%
   Service fees                              .25%     .25%     .25%
   Processing fees                           .15%     .15%     .15%
   Other                                     .34%     .34%     .34%
 Total annual fund operating expenses       1.29%    1.94%    1.94%
 Fee waivers and expense reimbursements*     .52%     .57%     .57%
 Net expenses*                               .77%    1.37%    1.37%

 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .87% (for Investor A Shares and 1.37% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 55 for a discussion of the waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

             1 Year 3 Years 5 Years      10 Years

 A Shares     $ 79   $358    $658         $1,511
 B Shares*    $139   $554    $994   $2,049**/$1,970***
 C Shares*    $139   $554    $994         $2,218

  * These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Com-pany as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.
 ** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company.
*** Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A or B Share Outstanding Throughout Each Period)

                         North Carolina Municipal Money Market Portfolio

                                                                            INVESTOR
                                        INVESTOR A SHARES                   B SHARES
                                                                             For the
                                                                             Period
                             Year     Year      Year      Year      Year    1/12/00/1
                            Ended     Ended    Ended     Ended     Ended    / through
                           9/30/00   9/30/99  9/30/98   9/30/97   9/30/96    9/30/00
Net asset value at
 beginning of period       $   1.00  $  1.00  $   1.00  $   1.00  $   1.00  $   1.00
                           --------  -------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income       0.0315   0.0241    0.0288    0.0287    0.0286    0.0185
                           --------  -------  --------  --------  --------  --------
  Total from investment
   operations                0.0315   0.0241    0.0288    0.0287    0.0286    0.0185
                           --------  -------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income         (0.0315) (0.0241)  (0.0288)  (0.0287)  (0.0286)  (0.0185)
                           --------  -------  --------  --------  --------  --------
  Total distributions       (0.0315) (0.0241)  (0.0288)  (0.0287)  (0.0286)  (0.0185)
                           --------  -------  --------  --------  --------  --------
Net asset value at end of
 period                    $   1.00  $  1.00  $   1.00  $   1.00  $   1.00  $   1.00
                           ========  =======  ========  ========  ========  ========
Total return                   3.20%    2.44%     2.92%     2.91%     2.90%     1.86%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $    358  $   369  $    245  $    304  $    111  $      6
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  0.77%    0.77%     0.76%     0.76%     0.76%     1.37%/2/
 Before
  advisory/administration
  fee waivers                  1.19%    1.17%     1.21%     1.21%     1.25%     1.79%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                  3.15%    2.40%     2.88%     2.88%     2.83%     2.61%/2/
 Before
  advisory/administration
  fee waivers                  2.73%    2.00%     2.43%     2.43%     2.34%     2.19%/2/

                         ------------------------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.

             BlackRock
[GRAPHIC]    Ohio Municipal Money
             Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with main-taining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Ohio.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, or Fitch.
4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Munic-ipal Securities of issuers located in Ohio.

Quality

The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

 IMPORTANT DEFINITIONS


 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

Maturity
The fund is managed so that the dollar weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Ohio and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdi-visions could hurt the value of the fund's shares.

 IMPORTANT DEFINITIONS



 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obliga-tions also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan.

There is also the risk of delay in recovering the loaned securities and of los-ing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.

The performance for the period before Investor A Shares were launched is based upon performance for Service Shares of the fund, which were first issued in June 1993. Investor A Shares were launched in October 1993. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Service Shares.


As of 12/31                    Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

Best Quarter
Q4 '00: 0.92%

Worst Quarter                       [GRAPH OF ANNUAL TOTAL RETURNS]

Q1 '94: 0.44%


As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                             Since   Inception
                              1 Year   3 Years   5 Years   Inception    Date
OH Municipal MM; Inv A        3.38%     2.90%     2.92%      2.81%    06/01/93

*The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                           A Shares B Shares C Shares

 Advisory fees                               .45%     .45%     .45%
 Distribution (12b-1) fees                   .10%     .75%     .75%
 Other expenses                              .73%     .73%     .73%
   Service fees                              .25%     .25%     .25%
   Processing fees                           .15%     .15%     .15%
   Other                                     .33%     .33%     .33%
 Total annual fund operating expenses       1.28%    1.93%    1.93%
 Fee waivers and expense reimbursements*     .42%     .47%     .47%
 Net expenses*                               .86%    1.46%    1.46%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .96% (for Investor A Shares) and 1.46% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to Black-Rock in the following two years. see the "Management" section on page 55 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

             1 Year 3 Years 5 Years      10 Years

 A Shares     $ 88   $364    $662         $1,508
 B Shares*    $149   $561    $998   $2,046**/$1,967***
 C Shares*    $149   $561    $998         $2,216

  * These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.
 ** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company).
*** Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A Share Outstanding Throughout Each Period)

                                      Ohio Municipal Money Market Portfolio

                                                    INVESTOR A SHARES
                                         Year      Year      Year      Year      Year
                                        Ended     Ended     Ended     Ended     Ended
                                       9/30/00   9/30/99   9/30/98   9/30/97   9/30/96
 Net asset value at beginning of
  period                               $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                       --------  --------  --------  --------  --------
 Income from investment operations
 Net investment income                   0.0313    0.0246    0.0286    0.0292    0.0293
                                       --------  --------  --------  --------  --------
   Total from investment operations      0.0313    0.0246    0.0286    0.0292    0.0293
                                       --------  --------  --------  --------  --------
 Less distributions
 Distributions from net investment
  income                                (0.0313)  (0.0246)  (0.0286)  (0.0292)  (0.0293)
                                       --------  --------  --------  --------  --------
   Total distributions                  (0.0313)  (0.0246)  (0.0286)  (0.0292)  (0.0293)
                                       --------  --------  --------  --------  --------
 Net asset value at end of period      $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                       ========  ========  ========  ========  ========
 Total return                              3.18%     2.49%     2.90%     2.96%     2.98%
 Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                           $ 41,010  $ 44,929  $ 15,904  $ 15,876  $  5,672
 Ratios of expenses to average net
  assets
  After advisory/administration fee
   waivers                                 0.87%     0.87%     0.85%     0.79%     0.79%
  Before advisory/administration fee
   waivers                                 1.19%     1.19%     1.21%     1.21%     1.25%
 Ratios of net investment income
  to average net assets
  After advisory/administration fee
   waivers                                 3.13%     2.47%     2.86%     2.92%     2.88%
  Before advisory/administration fee
   waivers                                 2.81%     2.15%     2.50%     2.50%     2.42%

                                      -----------------------------------------

             BlackRock
[GRAPHIC]    Pennsylvania Municipal
             Money Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Pennsylvania.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, or Fitch.
4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Municipal Securities of issuers located in Pennsylvania.

Quality

The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

 IMPORTANT DEFINITIONS


 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Pennsylvania and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the perfor-mance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In par-ticular, changes in the economic conditions and governmental policies of Penn-sylvania and its political subdivisions could hurt the value of the fund's shares.

 IMPORTANT DEFINITIONS



 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obliga-tions also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan.

There is also the risk of delay in recovering the loaned securities and of los-ing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional and Service Shares of the fund, which were both first issued in June 1993. Investor A Shares were launched in December 1993. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than these older classes.


                                    [GRAPH]

As of 12/31                    Investor A Shares
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

Best Quarter
Q4 '00: 0.87%

Worst Quarter
Q1 '94: 0.43%

                            94               2.23%
                            95               3.19%
                            96               2.77%
                            97               2.94%
                            98               2.66%
                            99               2.47%
                            00               3.24%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                           Since   Inception
                             1 Year   3 Years   5 Years  Inception    Date
PA Municipal MM; Inv A       3.24%     2.79%     2.81%     2.74%    06/01/93

* The chart and the table both assume reinvestment of dividends and distribu-tions.
 40

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares

Advisory fees                              .45%     .45%     .45%
Distribution (12b-1) fees                  .10%     .75%     .75%
Other expenses/1/                          .70%     .70%     .70%
  Service fees                             .25%     .25%     .25%
  Processing fees                          .15%     .15%     .15%
  Other                                    .30%     .30%     .30%
Total annual fund operating
 expenses                                 1.25%    1.90%    1.90%
Fee waivers and expense reimbursements*    .36%     .41%     .41%
Net expenses*                              .89%    1.49%    1.49%

 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .99% (for Investor A Shares) and 1.49% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The Fund may have to repay some of these waivers and reimbursements to Black-Rock in the following two years. See the "Management" section on page 55 for a discussion of these waivers and reimbursements.
 /1/"Other expenses" have been restated to reflect current expenses.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

           1 Year 3 Years 5 Years      10 Years

A Shares    $ 91   $361    $652         $1,480
B Shares*   $152   $557    $988   $2,019**/$1,940***
C Shares*   $152   $557    $988         $2,189

  * These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Com-pany as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.
 ** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company.
*** Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a fixed income portfolio of the Company).

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the past 5 years. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(For an Investor A Share Outstanding Throughout Each Period)

                             Pennsylvania Municipal Money Market Portfolio

                                          INVESTOR A SHARES
                               Year      Year      Year      Year      Year
                              Ended     Ended     Ended     Ended     Ended
                             9/30/00   9/30/99   9/30/98   9/30/97   9/30/96
 Net asset value at
  beginning of period        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                             --------  --------  --------  --------  --------
 Income from investment
  operations
 Net investment income         0.0304    0.0235    0.0276    0.0285    0.0281
                             --------  --------  --------  --------  --------
   Total from investment
    operations                 0.0304    0.0235    0.0276    0.0285    0.0281
                             --------  --------  --------  --------  --------
 Less distributions
 Distributions from net
  investment income           (0.0304)  (0.0235)  (0.0276)  (0.0285)  (0.0281)
                             --------  --------  --------  --------  --------
   Total distributions        (0.0304)  (0.0235)  (0.0276)  (0.0285)  (0.0281)
                             --------  --------  --------  --------  --------
 Net asset value at end of
  period                     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                             ========  ========  ========  ========  ========
 Total return                    3.08%     2.37%     2.80%     2.89%     2.90%
 Ratios/Supplemental data
 Net assets at end of
  period (in thousands)      $ 62,421  $135,341  $110,860  $ 98,218  $ 63,424
 Ratios of expenses to
  average net assets
  After
   advisory/administration
   fee waivers                   0.92%     0.88%     0.85%     0.77%     0.81%
  Before
   advisory/administration
   fee waivers                   1.18%     1.16%     1.17%     1.17%     1.23%
 Ratios of net investment
  income to average net
  assets
  After
   advisory/administration
   fee waivers                   3.00%     2.34%     2.75%     2.85%     2.81%
  Before
   advisory/administration
   fee waivers                   2.74%     2.06%     2.43%     2.45%     2.39%

                             --------------------------------------------------

             BlackRock
[GRAPHIC]    Virginia Municipal Money
             Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Virginia.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, or Fitch.
4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Municipal Securities of issuers located in Virginia.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that

 IMPORTANT DEFINITIONS


 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 every thing it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks
The value of money market instruments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Vir-ginia and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular,

 IMPORTANT DEFINITIONS


 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

changes in the economic conditions and governmental policies of Virginia and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets is invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obliga-tions also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares (first issued in July 1994) and Serv-ice Shares (first issued in October 1994). Investor A Shares were launched in May 1997. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than these older classes.


                                    [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

Best Quarter
Q4 '00: 0.90%

Worst Quarter
Q1 '99: 0.59%

The bars for 1995-1997
are based upon performance
for Service Shares of the
fund.

                            95               3.53%
                            96               3.15%
                            97               3.26%
                            98               3.00%
                            99               2.75%
                            00               3.35%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                   Since   Inception
                     1 Year   3 Years   5 Years  Inception    Date
VA Municipal; Inv A  3.35%     2.85%     2.96%     3.05%    07/25/94
*  The chart and the table both assume reinvestment of dividends and distributions.
46

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory fees                    .45%     .45%     .45%
Distribution (12b-1) fees        .10%     .75%     .75%
Other expenses                   .76%     .76%     .76%
  Service fees                   .25%     .25%     .25%
  Processing fees                .15%     .15%     .15%
  Other                          .36%     .36%     .36%
Total annual fund operating
 expenses                       1.31%    1.96%    1.96%
Fee waivers and expense
  reimbursements*                .54%     .59%     .59%
Net expenses*                    .77%    1.37%    1.37%

  * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .87% (for Investor A Shares) and 1.37% (for Investor B and C Shares) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 55 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

           1 Year 3 Years 5 Years     10 Years

A Shares    $ 79   $362   $  666       $1,532
B Shares*   $139   $558   $1,003  $2,069**/$1,990**
C Shares*   $139   $558   $1,003       $2,238

  * These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.
 ** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company).
*** Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the past 2 years. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(For an Investor A Share Outstanding Throughout Each Period)

                                 Virginia Municipal Money Market Portfolio

                                              INVESTOR A SHARES
                                                                   For the
                                                                    Period
                                      Year      Year      Year    5/27/97/1/
                                      Ended    Ended     Ended     through
                                     9/30/00  9/30/99   9/30/98    9/30/97
Net asset value at beginning of
 period                              $  1.00  $   1.00  $   1.00   $   1.00
                                     -------  --------  --------   --------
Income from investment operations
 Net investment income                0.0288    0.0237    0.0280     0.0102
                                     -------  --------  --------   --------
  Total from investment operations    0.0288    0.0237    0.0280     0.0102
                                     -------  --------  --------   --------
Less distributions
 Distributions from net investment
  income                             (0.0288)  (0.0237)  (0.0280)   (0.0102)
                                     -------  --------  --------   --------
  Total distributions                (0.0288)  (0.0237)  (0.0280)   (0.0102)
                                     -------  --------  --------   --------
Net asset value at end of period     $  1.00  $   1.00  $   1.00   $   1.00
                                     =======  ========  ========   ========
Total return                            2.92%     2.40%     2.84%      1.03%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                         $ 3,020  $  1,261  $    643   $  1,096
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                               0.87%     0.87%     0.87%      0.86%/2/
 Before advisory/administration fee
  waivers                               1.31%     1.32%     1.34%      1.45%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                               3.11%     2.38%     2.85%      2.95%/2/
 Before advisory/administration fee
  waivers                               2.67%     1.93%     2.38%      2.36%/2/

                                 ----------------------------------------------

/1/ Commencement of operations of share class.
/2/ Annualized.

             About Your Investment
[GRAPHIC]

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--------------------------------------------------------------------------------



Buying Shares from a Registered Investment Professional

BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Your registered representa-tive can help you to buy shares by telephone. Before you place your order make sure that you have read the prospectus and have a discussion with your regis-tered representative about the details of your investment.

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

--------------------------------------------------------------------------------

What Price Per Share Will You Pay?

A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. When you buy Investor Shares you pay the NAV/share. Although each fund described in this prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.

The funds' investments are valued based on the amortized cost method described in the SAI.

PFPC, the Company's transfer agent, will probably receive your order from your registered representative. However, you can also fill out a purchase applica-tion and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (cur-rently 4 p.m. (Eastern time)) on each day the NYSE and the Federal Reserve Bank of Philadelphia are open will be priced based on the next NAV calculated on that day.

NAV is calculated separately for each class of shares of each fund at 12 noon and 4 p.m. (Eastern time) each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Fed-eral Reserve Bank of Philadelphia are closed.

Investor B and C shares are only offered pursuant to the Company's exchange privilege and cannot be purchased by you directly.

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If a shareholder acquiring Investor A shares on or after May 1, 1998 later meets the requirements for purchasing Institutional Shares of a fund (other than due to changes in market value), then the shareholder's Investor A Shares will automatically be converted to Institutional Shares of the same fund having the same total net asset value as the shares converted.

________________________________________________________________________________

When Must You Pay?

Payment for an order must be made by your registered representative in Federal funds or other immediately available funds by 4 p.m. (Eastern time) on the business day following PFPC's receipt of the order. If payment is not received by this time, the order will be canceled and you and your registered represen-tative will be responsible for any loss to a fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds and bear-ing the name of the fund you are buying must accompany a completed purchase application. The Company does not accept third party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call PFPC at (800) 441-7762 before doing so to confirm the wiring instructions.

________________________________________________________________________________

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor Shares is $500. There is a $50 minimum for all later investments. The Company permits a lower initial investment if you are an employee of the Company or one of its service providers or if you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account. Your investment professional can advise you on how to begin an Automatic Investment Plan. The Company may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of the Company at any time.

________________________________________________________________________________

Distribution and Service Plan

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain serv-ices provided to its shareholders.

Under the Plan, Investor Shares pay a fee (distribution fees) to BlackRock Dis-tributors, Inc. (the Distributor) or affiliates of
50

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--------------------------------------------------------------------------------

PNC Bank for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Dis-tributor and PNC Bank affiliates for sales support services provided in connec-tion with the sale of Investor Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (Service Organizations) for sales support services and related expenses. All Investor A Shares pay a maximum distribution fee of .10% per year of the aver-age daily net asset value of each fund. All Investor B and C Shares pay a maxi-mum of .75% per year. The Plan also allows the Distributor, PNC Bank affiliates and other companies that receive fees from the Company to make payments relat-ing to distribution and sales support activities out of their past profits or other sources available to them.

Under the Plan, the Company may also enter into arrangements with Service Orga-nizations (including PNC Bank and its affiliates). Under these arrangements, Service Organizations will provide certain support services to their customers who own Investor Shares. The Company may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers. All Investor Shares pay this share-holder servicing fee.

In return for the fee, Service Organizations may provide one or more of the following services to their customers who own Investor Shares:

    (1) Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;
    (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
    (3) Providing other similar shareholder liaison services.

For a separate shareholder processing fee paid by all Investor Shares of up to
 .15% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

    (1) Processing purchase and redemption requests from customers and plac-ing orders with the Company's transfer agent or the Distributor;

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--------------------------------------------------------------------------------











    (2) Processing dividend payments from the Company on behalf of customers;
    (3) Providing sub-accounting for Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and
    (4) Providing other similar services.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of share-holder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

________________________________________________________________________________

How to Sell Shares

You can redeem shares at any time (although certain verification may be required for redemptions in excess of $25,000 or in certain other cases). The Company will redeem your shares at the next net asset value (NAV) calculated after your order is received by the fund's transfer agent minus any applicable CDSC.
Except when CDSCs are applied, BlackRock Funds will not charge for redemptions. Shares may be redeemed by sending a properly signed written redemption request to BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, DE 19899-8907.

You can also make redemption requests through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A, Investor B or Investor C Shares. If a shareholder owns more than one class of a fund and does not indicate which class he or she is redeeming, the fund will redeem shares so as to minimize the CDSC charged.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 15 days after the purchase date until the check has cleared.
52

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--------------------------------------------------------------------------------

Reinvestment Privilege





Upon request, the Company will provide the holders of Investor A Shares with checkwriting privileges. An investor who wants to use this checkwriting redemp-tion procedure must complete the checkwriting application and signature card when completing the account application. Investors interested in obtaining the checkwriting option on existing accounts may contact PFPC at (800) 441-7762. The checkwriting option is not available in connection with the redemption of Investor B or Investor C Shares.

--------------------------------------------------------------------------------

An investor may choose to reinvest shares within 60 days of the initial redemp-tion. Shares will be purchased at the net asset value (NAV) calculated at the close of trading on the day the request is received. To exercise this privi-lege, PFPC must be notified, in writing, by the shareholder of record or the registered representative of record. Investors should consult a tax adviser concerning the tax consequences of exercising this reinvestment privilege.

--------------------------------------------------------------------------------

Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. You are responsible for any charges imposed by your bank for this service. Once autho-rization is on file, PFPC will honor requests by telephone at (800) 441-7762. The Company is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable proce-dures to make sure telephone instructions are genuine. The Company and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accor-dance with those procedures. The Company may alter the terms of or terminate this expedited redemption privilege at any time. Any redemption request of $25,000 or more must be in writing.

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--------------------------------------------------------------------------------



The Company's Rights

The Company may:

  .Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Com-pany Act of 1940,

  .Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "How to Sell Shares" above,

  .Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

  .Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Invest-ment Company Act of 1940.
--------------------------------------------------------------------------------
Accounts with Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below the required minimum ini-tial investment (usually $500 for Investor Shares) as the result of a redemp-tion or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.


--------------------------------------------------------------------------------
Market Timing

The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you there-fore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.
54

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--------------------------------------------------------------------------------



 IMPORTANT DEFINITIONS


 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds is BlackRock
 Institutional Manage-
 ment Corporation.

Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a wholly-owned subsidiary of Blackrock, Inc., one of the largest publicly traded investment management firms in the United States with $203.8 billion of assets under man-agement as of December 31, 2000. Blackrock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diver-sified financial services companies in the United States. BlackRock Institu-tional Management Corporation (BIMC), an affiliate of BlackRock located at 400 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the Company.

For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2000, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

  Money Market                           0.22%
  U.S. Treasury Money Market             0.18%
  Municipal Money Market                 0.18%
  New Jersey Municipal Money Market      0.14%
  North Carolina Municipal Money Market  0.03%
  Ohio Municipal Money Market            0.13%
  Pennsylvania Municipal Money Market    0.18%
  Virginia Municipal Money Market        0.01%

The total annual advisory fees that can be paid to BlackRock on behalf of each fund (as a percentage of average daily net assets) are as follows:

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion           .450%
  $1 billion-$2 billion      .400%
  $2 billion-$3 billion      .375%
  more than $3 billion       .350%

As discussed above, BlackRock and the Distributor have agreed to cap each fund's net expenses at the levels shown in that fund's expense table.

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--------------------------------------------------------------------------------

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through February 1, 2002 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Money Market                           .310%
  U.S. Treasury Money Market             .295%
  Municipal Money Market                 .295%
  New Jersey Municipal Money Market      .265%
  North Carolina Municipal Money Market  .195%
  Ohio Municipal Money Market            .265%
  Pennsylvania Municipal Money Market    .295%
  Virginia Municipal Money Market        .205%

If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay Black-Rock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Com-pany has approved in advance the payments to BlackRock at the previous quar-terly meeting of the Board.

In addition, through February 1, 2002, BlackRock and the Distributor have con-tractually agreed to waive distribution and service fees for the funds as fol-lows:

Money Market, U.S. Treasury Money Market and Municipal Money Market Portfo-lios--.10% of average daily net assets with respect to Investor A shares and
 .15% of average daily net assets with respect to Investor B and Investor C Shares.

New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Munic-ipal Money Market Portfolios--.15% of average daily net assets with respect to Investor B and Investor C Shares.

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--------------------------------------------------------------------------------

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are declared daily and paid monthly within five business days after the end of the month. The Company's Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12 noon (Eastern time) (4 p.m. (Eastern time) for the U.S. Treasury Money Market Portfolio) receive divi-dends for that day. Shareholders whose redemption orders have been received by 12 noon (Eastern time) do not receive dividends for that day.

Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to share-holders at least annually at a date determined by the Company's Board of Trust-ees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

________________________________________________________________________________

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gain, regardless of how long a shareholder has owned shares. All other distributions other than exempt-interest dividends will be taxed to shareholders as ordinary income.

Each of the Municipal Money Market, Pennsylvania Municipal Money Market, New Jersey Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market and Virginia Municipal Money Market Portfolios intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular federal income tax (but may be subject to the federal alternative minimum tax). The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. gov-ernment and its agencies may also be exempt from some types of state and local taxes.

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--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

Use of the exchange privilege will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

             Services for Shareholders
[GRAPHIC]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Company.

Additional information about these features is available by calling PFPC at
(800) 441-7762.
--------------------------------------------------------------------------------

Exchange Privilege

BlackRock Funds offers 42 different funds, enough to meet virtually any invest-ment need. Once you are a shareholder, you have the right to exchange Investor A, B, or C Shares from one fund to another to meet your changing financial needs. For example, if you are in a fund that has an investment objective of long term capital growth and you are nearing retirement, you may want to switch into another fund that has current income as an investment objective.

You can exchange $500 (or any other applicable minimum) or more from one Black-Rock Fund into another. Investor A Shares of each fund may be exchanged for Investor A Shares of another money market fund of the Company or for Investor A, B or C Shares of any equity or bond fund of the Company which offeres that class of Shares, based on their respective net asset values. Investor B and Investor C Shares of each fund may be exchanged for shares of the same class of any other money market, equity or bond fund of the Company which offers that class of shares, based on their respective net asset values. (You can exchange less than $500 if you already have an account in the fund into which you are exchanging.) The Company's equity and bond funds have sales charges. Therefore the exchange of Investor A Shares may be subject to that sales charge. Investor A Shares of a money market fund that were obtained with the exchange privilege and that originally were shares of an equity or bond fund (and therefore subject to a sales charge) can be exchanged for Investor A Shares of an equity or bond fund based on their respective net asset values. Such exchanges may be subject to the difference between the sales charge origi-nally paid and the sales charge (if any) payable on the newly acquired shares. Exchanges of shares of a money market fund for Investor B or C Shares of an equity or bond fund will be subject to a contingent deferred sales charge upon the sale of these B or C Shares. For Federal income tax a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

To make an exchange, you must send a written request to PFPC at P.O. Box 8907, Wilmington, DE 19899-8907. You can also make exchanges via telephone automati-cally, unless you previously indicated that you did not want this option. If so, you may not use telephone exchange privileges until completing a Telephone Exchange Authorization Form. To receive a copy of the form contact PFPC. The Company has the right to reject any telephone request.

The Company reserves the right to modify, limit the use of, or terminate the exchange privilege at any time.

_______________________________________________________________________________


Automatic Investment Plan (AIP)

If you would like to establish a regular, affordable investment program, Black-Rock Funds makes it easy to set up. As an investor in any BlackRock Fund port-folio, you can arrange for periodic investments in that fund through automatic deductions from a checking or savings account by completing the AIP
Application Form. The minimum investment amount for an automatic investment plan is $50. AIP Application Forms are available from PFPC.

_______________________________________________________________________________


Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts
(IRAs) and rollover IRAs where PNC Bank or any of its affiliates acts as cus-todian. For more information about applications or annual fees, please contact the Fund Agent, PFPC Inc., at P.O. Box 8907, Wilmington, DE 19899-8907. To determine if you are eligible for an IRA and whether an IRA will benefit you, you should consult with a tax adviser.

_______________________________________________________________________________


Statements

Every BlackRock shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

_______________________________________________________________________________


Systematic Withdrawal Plan (SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a SWP a shareholder must have a current invest-ment of $10,000 or more in a fund. Shareholders can elect to receive cash pay-ments of $50 or more monthly, every other month, quarterly, semi-annually or annually. Shareholders may sign up by completing the SWP

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Internet Transactions



Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income, the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or can-cel the SWP at any time, upon written notice to PFPC. If an investor purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be sub-ject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay the applicable
CDSC.
--------------------------------------------------------------------------------

Important Notice Regarding Delivery of Shareholder Documents

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

--------------------------------------------------------------------------------

Investors in the funds may view their account balance and activity through the BlackRock website. To use this service, you will need a browser that supports Microsoft Internet Explorer version 4.5 or higher or Netscape Navigator 4.0 or higher.

The Company plans to accept Internet transaction processing beginning in the third quarter of 2001. The total purchase amount will be debited directly from your bank account via the

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 Electronic Access to Shareholder Documents

Automated Clearing House (ACH) system. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Company will limit Internet pur-chases and redemptions in Investor Class shares to $25,000.00. Applications may be down loaded from www.blackrock.com. Please read the Internet Services Disclosure Agreement and the User Agreement before attempting to transact online.

The Company employs reasonable procedures to confirm the Company transactions entered over the Internet are genuine. The procedures include the use of a pro-tected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Company in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Company, or any of its affiliates, incurred through fraudulent activity.

________________________________________________________________________________

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's elec-tronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:

1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.

2) Log on to www.investordelivery.com.

3) Enter your assigned enrollment number plus the four-digit personal identifi-cation number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the informa-tion that applies to each enrollment number. If you have any questions, please contact your financial adviser.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shareholders Who Hold Accounts Directly With the Fund:

1) Log on to http://funds.blackrock.com.

2) Click on Electronic Delivery icon on either side of your screen.

3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the Funds' investments. The annual report describes the Funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund's performance for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2001 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 8 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762

Purchases and Redemptions
Call your registered representative or (800) 441-7762.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC Inc., PO Box 8907,
Wilmington, DE 19899-8907
Street Address: BlackRock Funds, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 202-942-8090. Copies of this information can be obtained, for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

[LOGO OF BLACKROCK FUNDS] (SM)

Money Market Portfolios
=======================================
I N S T I T U T I O N A L   S H A R E S

BlackRock Funds (SM) is a mutual fund family with 42 investment portfolios, 8 of which are described in this prospectus.







P R O S P E C T U S

January 28, 2001

[LOGO OF BLACKROCK FUNDS] (SM)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC-  |  May lose value
INSURED    |  No bank guarantee

Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find the information you need........................................   1
THE BLACKROCK MONEY MARKET FUNDS
Money Market................................................................   2
U.S. Treasury Money Market..................................................   8
Municipal Money Market......................................................  13
New Jersey Municipal Money Market...........................................  19
North Carolina Municipal Money Market.......................................  25
Ohio Municipal Money Market.................................................  31
Pennsylvania Municipal Money Market.........................................  37
Virginia Municipal Money Market.............................................  43

About Your Investment

How to Buy/Sell Shares......................................................  49
Dividends/Distributions/Taxes...............................................  54

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This is the BlackRock Money Market Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on all 8 of the BlackRock Money Market funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that inter-est you, read the sections that tell you about buying and selling shares, cer-tain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

             BlackRock
[GRAPHIC]    Money Market
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Debt securities
 that are backed by a
 pool of assets, usually
 loans such as install-
 ment sale contracts or
 credit card receiv-
 ables.

 Commercial Paper:
 Short-term securities
 with maturities of 1 to
 270 days which are
 issued by banks, corpo-
 rations and others.

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Investment Goal
The fund seeks as high a level of current income as is consistent with main-taining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests in a broad range of short term, high quality, U.S. dollar-denominated instruments, including government, bank, com-mercial and other obligations.

Specifically, the fund may invest in:

1) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

2) High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's, F-2 or higher by Fitch or TBW-2 or higher by Thomson BankWatch, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies.

3) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

4) Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

5) Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

6) Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

7) Repurchase agreements relating to the above instruments.

The fund seeks to maintain a net asset value of $1.00 per share.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two
2
highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of compa-rable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
4

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.

The performance for the period before Institutional Shares were launched in August 1993 is based upon performance for Service Shares of the fund, which were first issued in October 1989.


As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

Best Quarter
Q1 '91: 1.70%

Worst Quarter
Q2 '93: 0.66%

                                    [GRAPH]

                               91          5.93%
                               92          3.51%
                               93          2.87%
                               94          4.20%
                               95          5.91%
                               96          5.36%
                               97          5.47%
                               98          5.35%
                               99          4.96%
                               00          6.26%
The bars for 1990-1993 are based upon performance for Service Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                         Inception
             1 Year    3 Years    5 Years    10 Years      Date
Money Market  6.26%     5.52%      5.48%       4.98%     10/04/89

 * The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .40%
Other expenses                           .20%
Total annual fund operating expenses     .60%
Fee waivers and expense reimbursements*  .18%
Net expenses*                            .42%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .42% of average daily net assets until Feb-ruary 1, 2002. The fund may have to repay some of these waivers and reim-bursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.

and Fees

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $43    $174    $317     $733

6

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                         Money Market Portfolio


                                            Year        Year       Year      Year
                             Year Ended    Ended       Ended      Ended     Ended
                              9/30/00     9/30/99     9/30/98    9/30/97   9/30/96
 Net asset value at
  beginning of period        $     1.00  $     1.00  $     1.00  $   1.00  $   1.00
                             ----------  ----------  ----------  --------  --------
 Income from investment
  operations
 Net investment income           0.0582      0.0478      0.0532    0.0529    0.0533
                             ----------  ----------  ----------  --------  --------
  Total from investment
   operations                    0.0582      0.0478      0.0532    0.0529    0.0533
                             ----------  ----------  ----------  --------  --------
 Less distributions
 Distributions from net
  investment income             (0.0582)    (0.0478)    (0.0532)  (0.0529)  (0.0533)
                             ----------  ----------  ----------  --------  --------
  Total distributions           (0.0582)    (0.0478)    (0.0532)  (0.0529)  (0.0533)
                             ----------  ----------  ----------  --------  --------
 Net asset value at end of
  period                     $     1.00  $     1.00  $     1.00  $   1.00  $   1.00
                             ==========  ==========  ==========  ========  ========
 Total return                      5.98%       4.89%       5.46%     5.42%     5.46%
 Ratios/Supplemental data
 Net assets at end of
  period (in thousands)      $2,231,404  $2,076,083  $1,858,165  $878,566  $587,730
 Ratios of expenses to
  average net assets
  After
   advisory/administration
   fee waivers                     0.42%       0.42%       0.39%     0.32%     0.29%
  Before
   advisory/administration
   fee waivers                     0.60%       0.61%       0.63%     0.65%     0.65%
 Ratios of net investment
  income to average net
  assets
  After
   advisory/administration
   fee waivers                     5.83%       4.78%       5.32%     5.30%     5.34%
  Before
   advisory/administration
   fee waivers                     5.65%       4.59%       5.08%     4.97%     4.98%
                         -----------------------------------------------------------

             BlackRock
[GRAPHIC]    U.S. Treasury Money Market
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income as is consistent with main-taining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.

The fund seeks to maintain a net asset value of $1.00 per share.

Quality

The fund manager, under guidelines established by the Company's Board of Trustees, will purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

 IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Debt securities
 that are backed by a
 pool of assets, usually
 loans such as install-
 ment sale contracts or
 credit card receiv-
 ables.

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Treasury obligations differ only in their interest rates, maturities and time of issuance.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.

The performance for the period before Institutional Shares were launched in August 1993 is based upon performance for Service Shares of the fund, which were first issued in November 1989.


As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

Best Quarter
Q1 '91: 1.65%

Worst Quarter
Q2 '93: 0.64%

                                    [GRAPH]

                               91          5.86%
                               92          3.46%
                               93          2.80%
                               94          4.19%
                               95          5.80%
                               96          5.20%
                               97          5.32%
                               98          5.16%
                               99          4.67%
                               00          5.90%
The bars for 1990-1993 are based upon performance for Service Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                         Inception
             1 Year    3 Years    5 Years    10 Years      Date
US Treasury   5.90%     5.24%      5.25%       4.83%     11/01/89

 * The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .45%
Other expenses                           .23%
Total annual fund operating expenses     .68%
Fee waivers and expense reimbursements*  .27%
Net expenses*                            .41%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .41% of average daily net assets until Feb-ruary 1, 2002. The fund may have to repay some of these waivers and reim-bursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $42    $190    $352     $821

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's indepen-dent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instruc-tions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                    U.S. Treasury Money Market Portfolio

                               Year      Year      Year      Year      Year
                              Ended     ended     Ended     Ended     Ended
                             9/30/00   9/30/99   9/30/98   9/30/97   9/30/96
 Net asset value at
  beginning of period        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                             --------  --------  --------  --------  --------
 Income from investment
  operations
 Net investment income         0.0543    0.0453    0.0519    0.0515    0.0519
                             --------  --------  --------  --------  --------
   Total from investment
    operations                 0.0543    0.0453    0.0519    0.0515    0.0519
                             --------  --------  --------  --------  --------
 Less distributions
 Distributions from net
  investment income           (0.0543)  (0.0453)  (0.0519)  (0.0515)  (0.0519)
                             --------  --------  --------  --------  --------
   Total distributions        (0.0543)  (0.0453)  (0.0519)  (0.0515)  (0.0519)
                             --------  --------  --------  --------  --------
 Net asset value at end of
  period                     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                             ========  ========  ========  ========  ========
 Total return                    5.56%     4.63%     5.32%     5.27%     5.32%
 Ratios/Supplemental data
 Net assets at end of
  period (in thousands)      $317,272  $324,879  $297,161  $162,052  $167,193
 Ratios of expenses to
  average net assets
  After
   advisory/administration
   fee waivers                   0.41%     0.41%     0.38%     0.31%     0.29%
  Before
   advisory/administration
   fee waivers                   0.68%     0.68%     0.69%     0.69%     0.69%
 Ratios of net investment
  income to average
  net assets
  After
   advisory/administration
   fee waivers                   5.43%     4.53%     5.19%     5.15%     5.18%
  Before
   advisory/administration
   fee waivers                   5.16%     4.26%     4.88%     4.77%     4.78%
                                    ------------------------------------------

12

             BlackRock
[GRAPHIC]    Municipal Money
             Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from federal income tax. The other 20% can be invested in securities which are subject to regular fed-eral income tax or the Federal Alternative Minimum Tax.

The fund intends to invest so that less than 25% of its total assets are Munic-ipal Securities of issuers located in the same state.


Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

 IMPORTANT DEFINITIONS


 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the Fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic condi-tions relating to such projects and bonds to a greater
14
extent than if its assets were not so invested. Moral obligation bonds are nor-mally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obliga-tion of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.

The performance for the period before Institutional Shares were launched in August 1993 is based upon performance for Service Shares of the fund, which were first issued in November 1989.


As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

Best Quarter
Q1 '91: 1.06%

Worst Quarter
Q1 '93: 0.47%

                                    [GRAPH]

                               91          4.02%
                               92          2.49%
                               93          2.11%
                               94          2.77%
                               95          3.79%
                               96          3.30%
                               97          3.46%
                               98          3.18%
                               99          2.93%
                               00          3.81%
The bars for 1990-1993 are based upon performance for Service Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                         Inception
             1 Year    3 Years    5 Years    10 Years       Date
Municipal MM  3.81%     3.30%      3.33%       3.19%      11/01/89

 * The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .45%
Other expenses                           .25%
Total annual fund operating expenses     .70%
Fee waivers and expense reimbursements*  .28%
Net expenses*                            .42%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .42% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years


Institutional Shares   $43    $196    $362     $844


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                      Municipal Money Market Portfolio


                               Year      Year      Year     Year      Year
                              Ended     Ended     Ended     Ended    Ended
                             9/30/00   9/30/99   9/30/98   9/30/97  9/30/96
 Net asset value at
  beginning of period        $   1.00  $   1.00  $   1.00  $  1.00  $   1.00
                             --------  --------  --------  -------  --------
 Income from investment
  operations
 Net investment income         0.0356    0.0281    0.0327   0.0337    0.0339
                             --------  --------  --------  -------  --------
   Total from investment
    operations                 0.0356    0.0281    0.0327   0.0337    0.0339
                             --------  --------  --------  -------  --------
 Less distributions
 Distributions from net
  investment income           (0.0356)  (0.0281)  (0.0327) (0.0337)  (0.0339)
                             --------  --------  --------  -------  --------
   Total distributions        (0.0356)  (0.0281)  (0.0327) (0.0337)  (0.0339)
                             --------  --------  --------  -------  --------
 Net asset value at end of
  period                     $   1.00  $   1.00  $   1.00  $  1.00  $   1.00
                             ========  ========  ========  =======  ========
 Total return                    3.62%     2.85%     3.32%    3.42%     3.41%
 Ratios/Supplemental data
 Net assets at end of
  period (in thousands)      $314,307  $238,281  $246,733  $58,747  $ 43,936
 Ratios of expenses to
  average net assets
  After
   advisory/administration
   fee waivers                   0.42%     0.42%     0.39%    0.31%     0.29%
  Before
   advisory/administration
   fee waivers                   0.70%     0.70%     0.71%    0.72%     0.73%
 Ratios of net investment
  income to average net
  assets
  After
   advisory/administration
   fee waivers                   3.63%     2.80%     3.25%    3.36%     3.37%
  Before
   advisory/administration
   fee waivers                   3.35%     2.52%     2.93%    2.95%     2.93%
                                      ---------------------------------------

18

             BlackRock
[GRAPHIC]    New Jersey Municipal
             Money Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in New Jersey.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

The fund normally invests at least 65% of its net assets in Municipal Securi-ties of issuers located in New Jersey. In addition, for New Jersey tax purposes the fund intends to invest at least 80% of its total assets in Municipal Secu-rities of issuers located in the state of New Jersey and in securities issued by the U.S. Government, its agencies and authorities.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-

 IMPORTANT DEFINITIONS


 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in New Jersey and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall
20
value of the fund more than it would in a diversified portfolio.
In particular, changes in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obliga-tions also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.

The performance for the period before Institutional Shares were launched in January 1996 is based upon performance for Service Shares of the fund, which were first issued in July 1991.


As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

Best Quarter
Q4 '00: 0.99%

Worst Quarter
Q1 '94: 0.43%

                                    [GRAPH]

                               92          2.29%
                               93          1.80%
                               94          2.25%
                               95          3.25%
                               96          3.17%
                               97          3.32%
                               98          3.13%
                               99          2.88%
                               00          3.71%

The bars for 1992-1996 are based upon performance for Service Shares of the fund.

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                           Since     Inception
                         1 Year    3 Years    5 Years    Inception      Date
NJ Municipal MM           3.71%     3.24%      3.24%       2.92%      07/01/91

 * The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund asset.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .45%
Other expenses                           .25%
Total annual fund operating expenses     .70%
Fee waivers and expense reimbursements*  .31%
Net expenses*                            .39%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .39% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years


Institutional Shares   $40    $193    $359     $841


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial per-formance for the periods indicated.+ Certain information reflects results for a single fund share. The term "Total Return" indicates how much your invest-ment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accoun-tants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                              New Jersey Municipal Money Market Portfolio


                                                                   For the       For the
                                                                    Period       Period
                             Year      Year      Year      Year     2/1/96      1/16/96/1
                            Ended     Ended     Ended     Ended    through      / through
                           9/30/00   9/30/99   9/30/98   9/30/97   9/30/96       1/31/96
Net asset value at
 beginning of period       $   1.00  $   1.00  $   1.00  $   1.00  $   1.00      $ 1.00
                           --------  --------  --------  --------  --------      ------
Income from investment
 operations
 Net investment income       0.0347    0.0279    0.0319    0.0323    0.0207        0.00
                           --------  --------  --------  --------  --------      ------
  Total from investment
   operations                0.0347    0.0279    0.0319    0.0323    0.0207        0.00
                           --------  --------  --------  --------  --------      ------
Less distributions
 Distributions from net
  investment income         (0.0347)  (0.0279)  (0.0319)  (0.0323)  (0.0207)      (0.00)
                           --------  --------  --------  --------  --------      ------
  Total distributions       (0.0347)  (0.0279)  (0.0319)  (0.0323)  (0.0207)      (0.00)
                           --------  --------  --------  --------  --------      ------
Net asset value at end of
 period                    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00      $ 1.00
                           ========  ========  ========  ========  ========      ======
Total return                   3.52%     2.83%     3.24%     3.28%     2.09%       3.07%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $ 82,080  $ 79,568  $ 68,771  $  7,432  $    614      $4,195
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  0.39%     0.39%     0.38%     0.32%     0.29%/2/    0.29%/2/
 Before
  advisory/administration
  fee waivers                  0.70%     0.71%     0.75%     0.76%     0.78%/2/    0.78%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                  3.45%     2.79%     3.17%     3.27%     3.07%/2/    3.07%/2/
 Before
  advisory/administration
  fee waivers                  3.14%     2.47%     2.80%     2.83%     2.58%/2/    2.58%/2/
                              -------------------------------------------------------------

+ The Portfolio commenced operations on July 1, 1991 as the New Jersey
  Municipal Money Market Fund, a separate investment portfolio (the "Predecessor New Jersey Municipal Money Market Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. On January 13, 1996, the assets and liabilities of the Predecessor New Jersey Municipal Money Market Portfolio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfolio of investments maintained by the Fund.
/1/Commencement of operations of share class.
/2/Annualized.
24

             BlackRock
[GRAPHIC]    North Carolina Municipal
             Money Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in North Carolina.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Municipal Securities of issuers located in North Carolina.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agen-

 IMPORTANT DEFINITIONS


 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.
 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.
 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.
 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.
 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.
 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.
 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.
 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.
 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.
 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

cies, or one such rating if the security is rated by only one agency. Securi-ties that do not have a short-term rating must be determined by the fund man-ager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in North Carolina and is non-diversified under the Investment Company Act. This raises special concerns because perfor-
mance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental
26
policies of North Carolina and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obliga-tions also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.


As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

Best Quarter
Q4 '00: 1.02%

Worst Quarter
Q2 '93: 0.37%

                                    [GRAPH]

                               94          2.80%
                               95          3.73%
                               96          3.32%
                               97          3.44%
                               98          3.28%
                               99          2.97%
                               00          3.89%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                           Since     Inception
                         1 Year    3 Years    5 Years    Inception      Date
NC Municipal MM           3.89%     3.38%      3.38%       3.26%      05/03/93

 * The chart and the table both assume reinvestment of dividends and distribu-tions.
28

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .45%
Other expenses                           .27%
Total annual fund operating expenses     .72%
Fee waivers and expense reimbursements*  .42%
Net expenses*                            .30%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .30% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 53 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $31    $188    $359     $855


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                            North Carolina Municipal Money Market Portfolio


                                 Year      Year      Year      Year      Year
                                Ended     Ended     Ended     Ended     Ended
                               9/30/00   9/30/99   9/30/98   9/30/97   9/30/96
Net asset value at beginning
 of period                     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               --------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income           0.0362    0.0288    0.0335    0.0334    0.0338
                               --------  --------  --------  --------  --------
  Total from investment
   operations                    0.0362    0.0288    0.0335    0.0334    0.0338
                               --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income             (0.0362)  (0.0288)  (0.0335)  (0.0334)  (0.0338)
                               --------  --------  --------  --------  --------
  Total distributions           (0.0362)  (0.0288)  (0.0335)  (0.0334)  (0.0338)
                               --------  --------  --------  --------  --------
Net asset value at end of
 period                        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               ========  ========  ========  ========  ========
Total return                       3.68%     2.92%     3.40%     3.39%     3.43%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)               $102,155  $178,059  $181,984  $147,658  $112,097
 Ratios of expenses to
  average net assets
 After
  advisory/administration fee
  waivers                          0.30%     0.30%     0.29%     0.28%     0.25%
 Before
  advisory/administration fee
  waivers                          0.72%     0.70%     0.74%     0.73%     0.74%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration fee
  waivers                          3.62%     2.87%     3.35%     3.34%     3.33%
 Before
  advisory/administration fee
  waivers                          3.20%     2.47%     2.90%     2.89%     2.84%

                            ---------------------------------------------------
30

             BlackRock
[GRAPHIC]    Ohio Municipal Money
             Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with main-taining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Ohio.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Municipal Securities of issuers located in Ohio.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one

 IMPORTANT DEFINITIONS


 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Ohio and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of
32

Ohio and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obliga-tions also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.

The performance for the period before Institutional Shares were launched in June 1993 is based upon performance for Service Shares of the fund, which were first issued in June 1993.


As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

Best Quarter
Q4 '00: 1.03%

Worst Quarter
Q1 '94: 0.56%

                                    [GRAPH]

                               94          2.80%
                               95          3.80%
                               96          3.42%
                               97          3.49%
                               98          3.28%
                               99          3.03%
                               00          3.88%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                           Since     Inception
                         1 Year    3 Years    5 Years    Inception      Date
OH Municipal MM           3.88%     3.40%      3.42%       3.30%      06/01/93

 * The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .45%
Other expenses                           .26%
Total annual fund operating expenses     .71%
Fee waivers and expense reimbursements*  .32%
Net expenses*                            .39%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .39% of average daily net assets until Feb-ruary 1, 2002. The fund may have to repay some of these waivers and reim-bursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $40    $195    $363     $852

and Fees

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                             Ohio Municipal Money Market Portfolio


                                 Year      Year      Year      Year      Year
                                Ended     Ended     Ended     Ended     Ended
                               9/30/00   9/30/99   9/30/98   9/30/97   9/30/96
Net asset value at beginning
 of period                     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               --------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income           0.0361    0.0294    0.0334    0.0340    0.0346
                               --------  --------  --------  --------  --------
  Total from investment
   operations                    0.0361    0.0294    0.0334    0.0340    0.0346
                               --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income             (0.0361)  (0.0294)  (0.0334)  (0.0340)  (0.0346)
                               --------  --------  --------  --------  --------
  Total distributions           (0.0361)  (0.0294)  (0.0334)  (0.0340)  (0.0346)
                               --------  --------  --------  --------  --------
Net asset value at end of
 period                        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               ========  ========  ========  ========  ========
Total return                       3.67%     2.98%     3.39%     3.45%     3.52%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)               $ 52,095  $ 49,237  $ 48,614  $ 23,739  $ 32,944
 Ratios of expenses to
  average net assets
 After
  advisory/administration fee
  waivers                          0.39%     0.39%     0.36%     0.30%     0.29%
 Before
  advisory/administration fee
  waivers                          0.71%     0.71%     0.72%     0.73%     0.75%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration fee
  waivers                          3.60%     2.95%     3.36%     3.37%     3.47%
 Before
  advisory/administration fee
  waivers                          3.28%     2.63%     3.00%     2.94%     3.01%
                             ---------------------------------------------------

36

             BlackRock
[GRAPHIC]    Pennsylvania Municipal
             Money Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Pennsylvania.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Municipal Securities of issuers located in Pennsylvania.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one

 IMPORTANT DEFINITIONS


 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securi- ties:
 Securities whose inter-
 est rates adjust auto-
 matically after a cer-
 tain period of time
 and/or whenever a pre-
 determined standard
 interest rate changes.

agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Pennsylvania and is non-diversified under the Investment Company Act. This raises special concerns because perfor-
mance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental
38
policies of Pennsylvania and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obliga-tions also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The abscence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.


As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

Best Quarter
Q4 '00: 0.99%

Worst Quarter
Q1 '94: 0.55%

                                    [GRAPH]

                               94          2.74%
                               95          3.72%
                               96          3.29%
                               97          3.42%
                               98          3.13%
                               99          2.94%
                               00          3.77%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                           Since     Inception
                         1 Year    3 Years    5 Years    Inception      Date
PA Municipal MM           3.77%     3.28%      3.31%       3.21%      06/01/93

 * The chart and the table both assume reinvestment of dividends and distributions.
40

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .45%
Other expense                            .23%
Total annual fund operating expenses     .68%
Fee waivers and expense reimbursements*  .26%
Net expenses*                            .42%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .42% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $43    $191    $353     $822


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                            Pennsylvania Municipal Money Market Portfolio


                               Year      Year      Year      Year      Year
                              Ended     Ended     Ended     Ended     Ended
                             9/30/00   9/30/99   9/30/98   9/30/97   9/30/96
 Net asset value at
  beginning of period        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                             --------  --------  --------  --------  --------
 Income from investment
  operations
 Net investment income         0.0354    0.0280    0.0322    0.0332    0.0334
                             --------  --------  --------  --------  --------
   Total from investment
    operations                 0.0354    0.0280    0.0322    0.0332    0.0334
                             --------  --------  --------  --------  --------
 Less distributions
 Distributions from net
  investment income           (0.0354)  (0.0280)  (0.0322)  (0.0332)  (0.0334)
                             --------  --------  --------  --------  --------
   Total distributions        (0.0354)  (0.0280)  (0.0322)  (0.0332)  (0.0334)
                             --------                      --------  --------
 Net asset value at end of
  period                     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                             ========  ========  ========  ========  ========
 Total return                    3.60%     2.84%     3.27%     3.37%     3.40%
 Ratios/Supplemental data
 Net assets at end of
  period (in thousands)      $400,378  $376,402  $350,249  $229,164  $198,822
 Ratios of expenses to
  average net assets
  After
   advisory/administration
   fee waivers                   0.42%     0.42%     0.39%     0.30%     0.29%
  Before
   advisory/administration
   fee waivers                   0.68%     0.70%     0.71%     0.70%     0.71%
 Ratios of net investment
  income to average net
  assets
  After
   advisory/administration
   fee waivers                   3.53%     2.80%     3.19%     3.31%     3.34%
  Before
   advisory/administration
   fee waivers                   3.27%     2.52%     2.87%     2.91%     2.92%
                            --------------------------------------------------

42

             BlackRock
[GRAPHIC]    Virginia Municipal Money
             Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Virginia.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Munic-ipal Securities of issuers located in Virginia.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one

 IMPORTANT DEFINITIONS


 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks
The value of money market instruments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Vir-ginia and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one secu-rity may affect the overall value of the fund more than it would in a diversi-fied portfolio. In particular, changes in the economic conditions and govern-mental policies
44
of Virginia and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets is invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obliga-tions also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.


As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

Best Quarter
Q4 '00: 1.03%

Worst Quarter
Q1 '99: 0.65%

                                    [GRAPH]

                               95          3.84%
                               96          3.44%
                               97          3.57%
                               98          3.32%
                               99          3.06%
                               00          3.92%

As of 12/31/00
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                           Since     Inception
                         1 Year    3 Years    5 Years    Inception      Date
VA Municipal MM           3.92%     3.42%      3.46%       3.50%      07/25/94

 * The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .45%
Other expenses                           .29%
Total annual fund operating expenses     .74%
Fee waivers and expense reimbursements*  .44%
Net expenses*                            .30%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .30% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $31    $192    $368     $877


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                    Virginia Municipal Money Market Portfolio


                                 Year      Year      Year      Year      Year
                                Ended     Ended     Ended     Ended     Ended
                               9/30/00   9/30/99   9/30/98   9/30/97   9/30/96
Net asset value at beginning
 of period                     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               --------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income           0.0367    0.0294    0.0338    0.0347    0.0348
                               --------  --------  --------  --------  --------
  Total from investment
   operations                    0.0367    0.0294    0.0338    0.0347    0.0348
                               --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income             (0.0367)  (0.0294)  (0.0338)  (0.0347)  (0.0348)
                               --------  --------  --------  --------  --------
  Total distributions           (0.0367)  (0.0294)  (0.0338)  (0.0347)  (0.0348)
                               --------  --------  --------  --------  --------
Net asset value at end of
 period                        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               ========  ========  ========  ========  ========
Total return                       3.73%     2.98%     3.43%     3.53%     3.54%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)               $ 61,561  $ 51,301  $ 77,812  $ 62,834  $ 38,553
 Ratios of expenses to
  average net assets
 After
  advisory/administration fee
  waivers                          0.30%     0.30%     0.30%     0.22%     0.14%
 Before
  advisory/administration fee
  waivers                          0.74%     0.75%     0.77%     0.81%     0.82%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration fee
  waivers                          3.65%     2.95%     3.37%     3.49%     3.47%
 Before
  advisory/administration fee
  waivers                          3.21%     2.50%     2.90%     2.90%     2.79%
                                    --------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
48

             About Your Investment
[GRAPHIC]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Buying Shares

Institutional Shares are offered to:

  .Institutional investors

  .Trust departments of PNC Bank and its affiliates on behalf of clients for whom the bank:

    .acts in a fiduciary capacity (excluding participant-directed employee benefit plans)

    .otherwise has investment discretion or

    .acts as custodian for at least $2 million in assets

  .Individuals with a minimum investment of $2 million

Purchase orders may be placed through PFPC, the Company's transfer agent, by calling (800) 441-7450.

--------------------------------------------------------------------------------
What Price Per Share Will You Pay?


Amutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. Although each fund described in this prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.

The funds' investments are valued based on the amortized cost method described in the SAI.

Institutional Shares are sold at the net asset value per share determined after an order is received by PFPC, the Company's transfer agent. A purchase order for each fund except the U.S. Treasury Money Market Portfolio may be made by telephoning PFPC at (800) 441-7450 before 12 noon (Eastern time) on a day the New York Stock Exchange (the NYSE) and the Federal Reserve Bank of Philadelphia are open. For each fund except the U.S. Treasury Money Market Portfolio, if your order is received before 12 noon (Eastern time) on a day the NYSE and the Federal Reserve Bank of Philadelphia are open, it will be executed at 12 noon (Eastern time). If payment for such order is not received by 4 p.m. (Eastern time), the order will be cancelled. You will be informed if this should happen. No orders will be accepted after 12 noon (Eastern time).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Orders for shares of the U.S. Treasury Money Market Portfolio received before 12:00 noon (Eastern time) on a day the NYSE and the Federal Reserve Bank of Philadelphia are open will be executed at 12 noon (Eastern time). Orders received between 12 noon and 4 p.m. (Eastern time) will be executed at 4 p.m. (Eastern time). If payment for such order is not received by 4 p.m. (Eastern time), the order will be cancelled. You will be informed if this should happen. No orders will be accepted after 4 p.m. (Eastern time). Under certain circum-stances, large orders placed after 12 noon (Eastern time) may be rejected by the fund.

NAV is calculated separately for each class of shares of each fund at 12 noon and 4 p.m. (Eastern time) each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Fed-eral Reserve Bank of Philadelphia are closed.

________________________________________________________________________________

Paying for Shares


Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available to the Company's custodian. Payment may also, at the discretion of the Company, be made in the form of securities that are per-missible investments for the respective fund.

________________________________________________________________________________

How Much is the Minimum Investment?


The minimum investment for the initial purchase of Institutional Shares is:

  .$5,000 for institutions

  .$500,000 for registered investment advisers

  .$2 million for individuals

There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The Company may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

________________________________________________________________________________

Selling Shares


Shareholders may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net



                                                                               7

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 12 noon (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the same business day, provided that the funds' custodian is also open for business. Payment for redemption orders received between 12 noon (Eastern time) and 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. The Company doesn't charge for redemptions or for wiring redemption payments.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.

If a shareholder acquiring Institutional Shares on or after May 1, 1998 no longer meets the eligibility standards for purchasing Institutional Shares (other than due to changes in market value), then the shareholder's Institu-tional Shares will be converted to shares of another class of the same fund having the same total net asset value as the shares converted. If, at the time of conversion, an institution offering Service Shares of the fund is acting on the shareholder's behalf, then the shareholder's Institutional Shares will be converted to Service Shares. If not, then the shareholder's Institutional Shares will be converted to Investor A Shares. Service Shares are currently authorized to bear additional service and processing fees at the total annual rate of .30% of

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

average daily net assets, while Investor A Shares are currently authorized to bear additional service, processing and distribution fees at the total annual rate of .50% of average daily net assets.

________________________________________________________________________________

The Company's Rights


The Company may:

    .Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940,

    .Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third para-graph in the section "Selling Shares" above,

    .Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
    .Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.

________________________________________________________________________________

Accounts with Low Balances


The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

________________________________________________________________________________

Market Timing

The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific

                                                              Market Timing

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

purchase or exchange order. If the company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.

--------------------------------------------------------------------------------

Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $203.8 billion of assets under man-agement as of December 31, 2000. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diver-sified financial services companies in the United States. BlackRock Institu-tional Management Corporation (BIMC), an affiliate of BlackRock located at 400 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the Company.

For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2000, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

  Money Market                           0.22%
  U.S. Treasury Money Market             0.18%
  Municipal Money Market                 0.18%
  New Jersey Municipal Money Market      0.14%
  North Carolina Municipal Money Market  0.03%
  Ohio Municipal Money Market            0.13%
  Pennsylvania Municipal Money Market    0.18%
  Virginia Municipal Money Market        0.01%

The total annual advisory fees that can be paid to BlackRock on behalf of each fund (as a percentage of average daily net assets) are as follows:

  AVERAGE DAILY NET       INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          .450%
  $1 billion-$2 billion     .400%
  $2 billion-$3 billion     .375%
  more than $3 billion      .350%

As discussed above, BlackRock has agreed to cap each fund's net expenses at the levels shown in that fund's expense table.
Management
 IMPORTANT DEFINITIONS


 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds is BlackRock
 Institutional Manage-
 ment Corporation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through February 1, 2002 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Money Market                           .310%
  U.S. Treasury Money Market             .295%
  Municipal Money Market                 .295%
  New Jersey Municipal Money Market      .265%
  North Carolina Municipal Money Market  .195%
  Ohio Municipal Money Market            .265%
  Pennsylvania Municipal Money Market    .295%
  Virginia Municipal Money Market        .205%

If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay Black-Rock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Com-pany has approved in advance the payments to BlackRock at the previous quar-terly meeting of the Board.


________________________________________________________________________________

Dividends and Distributions


BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are declared daily and paid monthly within five business days after the end of the month. The Company's Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12 noon (Eastern time) (4 p.m. (Eastern time) for the U.S. Treasury and Money Market Portfolio) receive dividends for that day. Shareholders whose redemption orders have been received by 12 noon (Eastern time) do not receive dividends for that day.

Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to share-holders at least annually at a date determined by the Company's Board of Trust-ees.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

--------------------------------------------------------------------------------

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gain, regardless of how long a shareholder has owned shares. All other distributions other than exempt-interest dividends will be taxed to shareholders as ordinary income.

Each fund of the Municipal Money Market, Pennsylvania Municipal Money Market, New Jersey Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market and Virginia Municipal Money Market Portfolios intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular federal income tax (but may be subject to the federal alternative tax). The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will gen-erally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. gov-ernment and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

--------------------------------------------------------------------------------

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instructed us otherwise.

Important Notice Regarding Delivery of Shareholder Documents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:

1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.

2) Log on to www.investordelivery.com.

3) Enter your assigned enrollment number plus the four-digit personal identifi-cation number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the informa-tion that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:

1) Log on to http://funds.blackrock.com.

2) Click on Electronic Delivery icon on either side of your screen.

3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the Funds' investments. The annual report describes the Funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund's performance for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2001 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 5:30 p.m. (Eastern time) Monday-Friday. Call: (800) 441-7450

Purchases and Redemptions
Call your registered representative or (800) 441-7450.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8950,
Wilmington, DE 19899-8950
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

[LOGO OF BLACKROCK] (SM)

Money Market
Portfolios
=======================================
S E R V I C E   S H A R E S

BlackRock Funds (SM) is a mutual fund family with 42 investment portfolios, 8 of which are described in this prospectus.




P R O S P E C T U S

January 28, 2001

[LOGO OF BLACKROCK FUNDS] (SM)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC-  |   May lose value
INSURED    |   No bank guarantee

Table of
Contents

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
How to find the information you need

How to find the information you need........................................   1
THE BLACKROCK MONEY MARKET FUNDS
Money Market................................................................   2
U.S. Treasury Money Market..................................................   8
Municipal Money Market......................................................  13
New Jersey Municipal Money Market...........................................  19
North Carolina Municipal Money Market.......................................  25
Ohio Municipal Money Market.................................................  31
Pennsylvania Municipal Money Market.........................................  37
Virginia Municipal Money Market.............................................  43

About Your Investment

How to Buy/Sell Shares......................................................  49
Dividends/Distributions/Taxes...............................................  57

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This is the BlackRock Money Market Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on all 8 of the BlackRock Money Market funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that inter-est you, read the sections that tell you about buying and selling shares, cer-tain fees and expenses and your rights as a shareholder. These sections apply to all the funds.

             BlackRock
[GRAPHIC]    Money Market
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Debt securities
 that are backed by a
 pool of assets, usually
 loans such as install-
 ment sale contracts or
 credit card receiv-
 ables.

 Commercial Paper:
 Short-term securities
 with maturities of 1 to
 270 days which are
 issued by banks, corpo-
 rations and others.

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Investment Goal
The fund seeks as high a level of current income as is consistent with main-taining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests in a broad range of short term, high quality, U.S. dollar-denominated instruments, including government, bank, com-mercial and other obligations.

Specifically, the fund may invest in:

1) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

2) High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's, F-2 or higher by Fitch or TBW-2 or higher by Thomson BankWatch, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies.

3) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

4) Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

5) Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

6) Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

7) Repurchase agreements relating to the above instruments.

The fund seeks to maintain a net asset value of $1.00 per share.

Quality

The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indica-tion of future results.

                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

Best Quarter
Q1 '91: 1.70%

Worst Quarter
Q1 '93: 0.66%

                           91                 5.93%
                           92                 3.51%
                           93                 2.76%
                           94                 3.91%
                           95                 5.59%
                           96                 5.05%
                           97                 5.16%
                           98                 5.04%
                           99                 4.65%
                           00                 5.94%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                                           Inception
                   1 Year   3 Years   5 Years   10 Years      Date
Money Market        5.94%    5.21%     5.17%      4.75%     10/04/89

* The chart and the table both assume reinvestment of dividends and distribu-tions.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .40%
Other expenses                           .50%
  Service fees                           .15%
  Processing fees                        .15%
  Other                                  .20%
Total annual fund operating expenses     .90%
Fee waivers and expense reimbursements*  .18%
Net expenses*                            .72%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .72% of average daily net assets until Feb-ruary 1, 2002. The fund may have to repay some of these waivers and reim-bursements to BlackRock in the following two years. See the "Management" section on page 55 for a discussion of these waivers and reimbursements.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $74    $269    $481    $1,091

6

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indi-cates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distri-butions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                 Money Market Portfolio



                             Year      Year      Year       Year        Year
                            Ended     Ended     Ended      Ended       Ended
                           9/30/00   9/30/99   9/30/98    9/30/97     9/30/96
Net asset value at
 beginning of period       $   1.00  $   1.00  $   1.00  $     1.00  $     1.00
                           --------  --------  --------  ----------  ----------
Income from investment
 operations
 Net investment income       0.0552    0.0448    0.0502      0.0499      0.0503
                           --------  --------  --------  ----------  ----------
  Total from investment
   operations                0.0552    0.0448    0.0502      0.0499      0.0503
                           --------  --------  --------  ----------  ----------
Less distributions
 Distributions from net
  investment income         (0.0552)  (0.0448)  (0.0502)    (0.0499)    (0.0503)
                           --------  --------  --------  ----------  ----------
  Total distributions       (0.0552)  (0.0448)  (0.0502)    (0.0499)    (0.0503)
                           --------  --------  --------  ----------  ----------
Net asset value at end of
 period                    $   1.00  $   1.00  $   1.00  $     1.00  $     1.00
                           ========  ========  ========  ==========  ==========
Total return                   5.66%     4.58%     5.14%       5.11%       5.15%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $629,769  $748,191  $808,962  $1,610,315  $1,575,064
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  0.72%     0.72%     0.69%       0.61%       0.59%
 Before
  advisory/administration
  fee waivers                  0.90%     0.91%     0.93%       0.94%       0.95%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                  5.49%     4.48%     5.03%       4.99%       5.00%
 Before
  advisory/administration
  fee waivers                  5.31%     4.29%     4.79%       4.66%       4.64%

                                 ----------------------------------------------

             BlackRock
[GRAPHIC]    U.S. Treasury Money Market
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income as is consistent with main-taining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.

The fund seeks to maintain a net asset value of $1.00 per share.

Quality

The fund manager, under guidelines established by the Company's Board of Trustees, will purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

 IMPORTANT DEFINITIONS



 Asset-Backed Securi-
 ties: Debt securities
 that are backed by a
 pool of assets, usually
 loans such as install-
 ment sale contracts or
 credit card receiv-
 ables.

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Treasury obligations differ only in their interest rates, maturities and time of issuance.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indica-tion of future results.

                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

Best Quarter
Q1 '91: 1.65%

Worst Quarter
Q2 '93: 0.64%

                           91                 5.86%
                           92                 3.46%
                           93                 2.70%
                           94                 3.90%
                           95                 5.48%
                           96                 4.89%
                           97                 4.98%
                           98                 4.84%
                           99                 4.36%
                           00                 5.59%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                                           Inception
                   1 Year   3 Years   5 Years   10 Years      Date
US Treasury         5.59%    4.93%     4.93%      4.60%     11/01/89

* The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .45%
Other expenses                           .53%
  Service fees                           .15%
  Processing fees                        .15%
  Other                                  .23%
Total annual fund operating expenses     .98%
Fee waivers and expense reimbursements*  .27%
Net expenses*                            .71%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .71% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 55 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $73    $285    $515    $1,177

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indi-cates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distri-butions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                   U.S. Treasury Money Market Portfolio



                                  Year      Year      Year      Year      Year
                                 Ended     Ended     Ended     Ended     Ended
                                9/30/00   9/30/99   9/30/98   9/30/97   9/30/96
Net asset value at beginning
 of period                      $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                --------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income            0.0513    0.0423    0.0489    0.0485    0.0489
                                --------  --------  --------  --------  --------
  Total from investment
   operations                     0.0513    0.0423    0.0489    0.0485    0.0489
                                --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income              (0.0513)  (0.0423)  (0.0489)  (0.0485)  (0.0489)
                                --------  --------  --------  --------  --------
  Total distributions            (0.0513)  (0.0423)  (0.0489)  (0.0485)  (0.0489)
                                --------  --------  --------  --------  --------
Net asset value at end of
 period                         $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                ========  ========  ========  ========  ========
Total return                        5.25%     4.31%     5.00%     4.93%     5.00%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                $412,321  $524,122  $596,644  $836,151  $955,454
 Ratios of expenses to
  average net assets
 After advisory/administration
  fee waivers                       0.71%     0.71%     0.68%     0.61%     0.59%
 Before
  advisory/administration fee
  waivers                           0.98%     0.98%     0.99%     0.99%     0.99%
 Ratios of net investment
  income to average
  net assets
 After advisory/administration
  fee waivers                       5.10%     4.23%     4.90%     4.85%     4.84%
 Before
  advisory/administration fee
  waivers                           4.83%     3.96%     4.59%     4.47%     4.45%

                                   --------------------------------------------
12

             BlackRock
[GRAPHIC]    Municipal Money
             Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax or the Federal Alternative Minimum Tax.

The fund intends to invest so that less than 25% of its total assets are Municipal Securities of issuers located in the same state.


 IMPORTANT DEFINITIONS


 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the Fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 IMPORTANT DEFINITIONS


 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Quality

The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obliga-tions also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indica-tion of future results.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

Best Quarter
Q1 '91: 1.06%

Worst Quarter
Q1 '93: 0.47%

                           91                 4.02%
                           92                 2.49%
                           93                 2.01%
                           94                 2.47%
                           95                 3.48%
                           96                 3.00%
                           97                 3.15%
                           98                 2.87%
                           99                 2.62%
                           00                 3.50%
As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                                             Inception
                   1 Year   3 Years   5 Years   10 Years       Date
Municipal MM        3.50%    2.99%     3.03%      2.96%      11/01/89

* The chart and the table both assume reinvestment of dividends and distribu-tions.


Expenses
and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.


 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.


The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .45%
Other expenses                            .55%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .25%
Total annual fund operating expenses     1.00%
Fee waivers and expense reimbursements*   .28%
Net expenses*                             .72%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .72% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 55 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $74    $291    $525    $1,199

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                 Municipal Money Market Portfolio



                                   Year      Year      Year      Year      Year
                                  Ended     Ended     Ended     Ended     Ended
                                 9/30/00   9/30/99   9/30/98   9/30/97   9/30/96
Net asset value at beginning of
 period                          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                 --------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income             0.0326    0.0252    0.0297    0.0307    0.0309
                                 --------  --------  --------  --------  --------
  Total from investment
   operations                      0.0326    0.0252    0.0297    0.0307    0.0309
                                 --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income               (0.0326)  (0.0252)  (0.0297)  (0.0307)  (0.0309)
                                 --------  --------  --------  --------  --------
  Total distributions             (0.0326)  (0.0252)  (0.0297)  (0.0307)  (0.0309)
                                 --------  --------  --------  --------  --------
Net asset value at end of
 period                          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                 ========  ========  ========  ========  ========
Total return                         3.31%     2.54%     3.01%     3.11%     3.10%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                 $112,807  $151,261  $140,155  $327,910  $261,617
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                        0.72%     0.72%     0.69%     0.61%     0.59%
 Before advisory/administration
  fee waivers                        1.00%     1.00%     1.01%     1.02%     1.03%
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                        3.23%     2.50%     2.96%     3.06%     3.08%
 Before advisory/administration
  fee waivers                        2.95%     2.22%     2.64%     2.65%     2.64%

                                 ----------------------------------------------
18

             BlackRock
[GRAPHIC]    New Jersey Municipal
             Money Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in New Jersey.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

The fund normally invests at least 65% of its net assets in Municipal Securities of issuers located in New Jersey. In addition, for New Jersey tax purposes the fund intends to invest at least 80% of its total assets in Municipal Securities of issuers located in the state of New Jersey and in securities issued by the U.S. Government, its agencies and authorities.

 IMPORTANT DEFINITIONS



 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 IMPORTANT DEFINITIONS


 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.


Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in New Jersey and is non-diversified under the

Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one secu-rity may affect the overall value of the fund more than it would in a diversi-fied portfolio. In particular, changes in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obliga-tions also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more that 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if he issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indica-tion of future results.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

Best Quarter
Q4 '00: 0.91%

Worst Quarter
Q1 '94: 0.43%

                           92                 2.29%
                           93                 1.80%
                           94                 2.25%
                           95                 3.25%
                           96                 2.88%
                           97                 3.01%
                           98                 2.83%
                           99                 2.58%
                           00                 3.40%

As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                                             Since    Inception
                              1 Year   3 Years   5 Years   Inception     Date
-------------------------------------------------------------------------------
NJ Municipal MM                3.40%    2.93%     2.94%      2.76%     07/01/91
-------------------------------------------------------------------------------
* The chart and the table both assume reinvestment of dividends and distributions.

* The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .45%
Other expenses                            .55%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .25%
Total annual fund operating expenses     1.00%
Fee waivers and expense reimbursements*   .31%
Net expenses*                             .69%

  * BlackRock has contractully agreed to waive or reimburse fees or expenses in order to limit fund expenses to .69% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 55 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $70    $288    $522    $1,196

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated+. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                 New Jersey Municipal Money Market Portfolio



                                                                        For the      For the
                                                                         Period       Period
                                  Year      Year      Year      Year     2/1/96       3/1/95
                                  Ended    Ended     Ended     Ended    through      through
                                 9/30/00  9/30/99   9/30/98   9/30/97   9/30/96      1/31/96
Net asset value at beginning of
 period                          $  1.00  $   1.00  $   1.00  $   1.00  $   1.00     $   1.00
                                 -------  --------  --------  --------  --------     --------
Income from investment
 operations
 Net investment income            0.0317    0.0249    0.0289    0.0293    0.0187       0.0300
                                 -------  --------  --------  --------  --------     --------
  Total from investment
   operations                     0.0317    0.0249    0.0289    0.0293    0.0187       0.0300
                                 -------  --------  --------  --------  --------     --------
Less distributions
 Distributions from net
  investment income              (0.0317)  (0.0249)  (0.0289)  (0.0293)  (0.0187)     (0.0300)
                                 -------  --------  --------  --------  --------     --------
  Total distributions            (0.0317)  (0.0249)  (0.0289)  (0.0293)  (0.0187)     (0.0300)
                                 -------  --------  --------  --------  --------     --------
Net asset value at end of
 period                          $  1.00  $   1.00  $   1.00  $   1.00  $   1.00     $   1.00
                                 =======  ========  ========  ========  ========     ========
Total return                        3.21%     2.52%     2.93%     2.96%     1.89%        3.23%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                 $55,177  $ 37,120  $ 35,152  $101,294  $ 68,139     $ 56,958
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                       0.69%     0.69%     0.67%     0.61%     0.59%/1/     0.70%/1/
 Before advisory/administration
  fee waivers                       1.00%     1.01%     1.04%     1.05%     1.08%/1/     0.74%/1/
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                       3.23%     2.49%     2.89%     2.93%     2.82%/1/     3.17%/1/
 Before advisory/administration
  fee waivers                       2.92%     2.17%     2.52%     2.49%     2.33%/1/     3.13%/1/

                                 ----------------------------------------------

+ The Portfolio commenced operations on July 1, 1991 as the New Jersey Munici-pal Money Market Fund, a separate investment portfolio (the "Predecessor New Jersey Municipal Money Market Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. On January 13, 1996, the assets and liabilities of the Predecessor New Jersey Municipal Money Market Portfo-lio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfolio of investments maintained by the Fund.

/1/Annualized.

             BlackRock
[GRAPHIC]    North Carolina Municipal
             Money Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in North Carolina.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. In addition, the fund normally invests at least 65% of its net assets in Municipal Securities of issuers located in North Carolina.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two

 IMPORTANT DEFINITIONS


 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in North Carolina and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the perfor-mance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of North Carolina and its politi-cal subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obliga-tions also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indica-tion of future results.

The performance for the period before Service Shares were launched in April 1994 is based upon performance for Institutional Shares of the fund, which were first issued in May 1993. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institution-al Shares.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

Best Quarter
Q4 '00: 0.94%

Worst Quarter
Q1 '94: 0.54%

                           94                 2.28%
                           95                 3.45%
                           96                 3.01%
                           97                 3.13%
                           98                 2.97%
                           99                 2.66%
                           00                 3.58%
The bar for 1994 is
based upon performance
for Institutional Shares
of the fund.
As of 12/31/99
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                                             Since    Inception
                              1 Year   3 Years   5 Years   Inception     Date
-------------------------------------------------------------------------------
NC Municipal MM                3.58%    3.07%     3.07%      2.96%     05/03/93
-------------------------------------------------------------------------------

* The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .45%
Other expenses                            .57%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .27%
Total annual fund operating expenses     1.02%
Fee waivers and expense reimbursements*   .42%
Net expenses*                             .60%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% of average daily net assets until Feb-ruary 1, 2002. The fund may have to repay some of these waivers and reim-bursements to BlackRock in the following two years. See the "Management" section on page 55 for a discussion of these waivers and reimbursements.


Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $61    $283    $522    $1,210

and Fees

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                 North Carolina Municipal Money Market
                                 Portfolio

                                   Year      Year      Year      Year      Year
                                  Ended     Ended     Ended     Ended     Ended
                                 9/30/00   9/30/99   9/30/98   9/30/97   9/30/96
Net asset value at beginning of
 period                          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                 --------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income             0.0332    0.0258    0.0305    0.0304    0.0308
                                 --------  --------  --------  --------  --------
  Total from investment
   operations                      0.0332    0.0258    0.0305    0.0304    0.0308
                                 --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income               (0.0332)  (0.0258)  (0.0305)  (0.0304)  (0.0308)
                                 --------  --------  --------  --------  --------
  Total distributions             (0.0332)  (0.0258)  (0.0305)  (0.0304)  (0.0308)
                                 --------  --------  --------  --------  --------
Net asset value at end of
 period                          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                 ========  ========  ========  ========  ========
Total return                         3.37%     2.61%     3.09%     3.08%     3.12%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                 $    649  $  1,639  $ 19,306  $ 23,704  $  7,463
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                        0.60%     0.60%     0.60%     0.60%     0.55%
 Before advisory/administration
  fee waivers                        1.02%     1.00%     1.05%     1.05%     1.04%
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                        3.20%     2.57%     3.04%     3.04%     3.06%
 Before advisory/administration
  fee waivers                        2.78%     2.17%     2.59%     2.59%     2.56%

                                 ----------------------------------------------

             BlackRock
[GRAPHIC]    Ohio Municipal Money
             Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with main-taining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Ohio.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Munic-ipal Securities of issuers located in Ohio.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one

 IMPORTANT DEFINITIONS


 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 IMPORTANT DEFINITIONS


 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.


Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Ohio and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obliga-tions also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indica-tion of future results.


                                    [GRAPH]

As of 12/31
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------

Best Quarter
Q4 '00: 0.96%

Worst Quarter
Q1 '94: 0.50%

                           94                 2.50%
                           95                 3.49%
                           96                 3.11%
                           97                 3.18%
                           98                 2.97%
                           99                 2.73%
                           00                 3.57%
As of 12/31/00
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                                             Since    Inception
                              1 Year   3 Years   5 Years   Inception     Date
OH Municipal MM                3.57%    3.09%     3.11%      3.01%     06/01/93

* The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .45%
Other expenses                            .56%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .26%
Total annual fund operating expenses     1.01%
Fee waivers and expense reimbursements*   .32%
Net expenses*                             .69%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .69% of average daily net assets until Feb-ruary 1, 2002. The fund may have to repay some of these waivers and reim-bursements to BlackRock in the following two years. See the "Management" section on page 55 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $70    $290    $527    $1,207


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                        Ohio Municipal Money Market Portfolio



                                  Year      Year      Year      Year      Year
                                  Ended    Ended     Ended     Ended     Ended
                                 9/30/00  9/30/99   9/30/98   9/30/97   9/30/96
Net asset value at beginning of
 period                          $  1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                 -------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income            0.0331    0.0264    0.0304    0.0310    0.0316
                                 -------  --------  --------  --------  --------
  Total from investment
   operations                     0.0331    0.0264    0.0304    0.0310    0.0316
                                 -------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income              (0.0331)  (0.0264)  (0.0304)  (0.0310)  (0.0316)
                                 -------  --------  --------  --------  --------
  Total distributions            (0.0331)  (0.0264)  (0.0304)  (0.0310)  (0.0316)
                                 -------  --------  --------  --------  --------
Net asset value at end of
 period                          $  1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                 =======  ========  ========  ========  ========
Total return                        3.36%     2.67%     3.08%     3.15%    3.21%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                 $10,284  $ 11,284  $ 58,077  $ 58,160  $ 45,525
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                       0.69%     0.69%     0.67%     0.61%     0.59%
 Before advisory/administration
  fee waivers                       1.01%     1.01%     1.03%     1.03%     1.05%
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                       3.29%     2.65%     3.04%     3.10%     3.17%
 Before advisory/administration
  fee waivers                       2.97%     2.33%     2.68%     2.68%     2.71%

                        -------------------------------------------------------
36

             BlackRock
[GRAPHIC]    Pennsylvania Municipal
             Money Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Pennsylvania.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Munic-ipal Securities of issuers located in Pennsylvania.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agen-

 IMPORTANT DEFINITIONS


 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 IMPORTANT DEFINITIONS


 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

cies, or one such rating if the security is rated by only one agency. Securi-ties that do not have a short-term rating must be determined by the fund man-ager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Pennsylvania and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the perfor-mance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particu-lar, changes in the economic conditions and governmen-tal policies of Pennsylvania and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obliga-tions also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indica-tion of future results.

The performance for the period before Service Shares were launched in June 1993 is based upon performance for Institutional Shares of the fund, which were first issued in June 1993. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Insti-tutional Shares.



                                    [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

Best Quarter
Q2 '95: 0.91%

Worst Quarter
Q1 '94: 0.49%

                           94                 2.46%
                           95                 3.38%
                           96                 2.98%
                           97                 3.11%
                           98                 2.83%
                           99                 2.63%

As of 12/31/99
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                            Since    Inception
                             1 Year   3 Years   5 Years   Inception     Date
PA Municipal MM               2.63%    2.85%     2.98%      2.84%     06/01/93

* The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                            .45%
Other expenses                           .53%
  Service fees                           .15%
  Processing fees                        .15%
  Other                                  .23%
Total annual fund operating expenses     .98%
Fee waivers and expense reimbursements*  .26%
Net expenses*                            .72%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .72% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 55 for a discussion of these waivers and reimburse-ments.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $74    $286    $516    $1,178


 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                        Pennsylvania Municipal Money Market Portfolio

                                     Year      Year      Year      Year      Year
                                    Ended     Ended     Ended     Ended     Ended
                                   9/30/00   9/30/99   9/30/98   9/30/97   9/30/96
 Net asset value at beginning of
  period                           $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                   --------  --------  --------  --------  --------
 Income from investment
  operations
 Net investment income               0.0324    0.0250    0.0292    0.0302    0.0304
                                   --------  --------  --------  --------  --------
   Total from investment
    operations                       0.0324    0.0250    0.0292    0.0302    0.0304
                                   --------  --------  --------  --------  --------
 Less distributions
 Distributions from net
  investment income                 (0.0324)  (0.0250)  (0.0292)  (0.0302)  (0.0304)
                                   --------  --------  --------  --------  --------
   Total distributions              (0.0324)  (0.0250)  (0.0292)  (0.0302)  (0.0304)
                                   --------  --------  --------  --------  --------
 Net asset value at end of
  period                           $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                   ========  ========  ========  ========  ========
 Total return                          3.29%     2.53%     2.97%     3.06%     3.04%
 Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                       $ 83,474  $ 76,173  $ 73,735  $234,472  $224,197
 Ratios of expenses to average
  net assets
  After advisory/administration
   fee waivers                         0.72%     0.72%     0.69%     0.61%     0.59%
  Before advisory/administration
   fee waivers                         0.98%     1.00%     1.01%     1.01%     1.01%
 Ratios of net investment income
  to average net assets
  After advisory/administration
   fee waivers                         3.25%     2.50%     2.92%     3.01%     3.02%
  Before advisory/administration
   fee waivers                         2.99%     2.22%     2.60%     2.61%     2.59%

                        -------------------------------------------------------
42

             BlackRock
[GRAPHIC]    Virginia Municipal Money
             Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Virginia.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Munic-ipal Securities of issuers located in Virginia.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one

 IMPORTANT DEFINITIONS


 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the Fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 IMPORTANT DEFINITIONS


 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks

The value of money market instruments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Vir-ginia and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular,
44
changes in the economic conditions and governmental policies of Virginia and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets is invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obliga-tions also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indica-tion of future results.

The performance for the period before Service Shares were launched in October 1994 is based upon performance for Institutional Shares of the fund, which were first issued in July 1994. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.



                                    [GRAPH]

As of 12/31
------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------

Best Quarter
Q2 '95: 0.94%

Worst Quarter
Q1 '99: 0.59%

                           95                 3.53%
                           96                 3.15%
                           97                 3.26%
                           98                 3.00%
                           99                 2.75%
                           00                 3.60%

As of 12/31/99
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
------------------------------------------------------------------------------
                                                            Since    Inception
                             1 Year   3 Years   5 Years   Inception     Date
VA Municipal MM               3.60%    3.12%     3.15%      3.21%     07/25/94

* The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .45%
Other expenses                            .59%
  Service fees                            .15%
  Processing fees                         .15%
  Other                                   .29%
Total annual fund operating expenses     1.04%
Fee waivers and expense reimbursements*   .44%
Net expenses*                             .60%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 55 for a discussion of these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $61    $287    $531    $1,231

and Fees

 IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                          Virginia Municipal Money Market Portfolio



                                   Year      Year      Year      Year      Year
                                  Ended     Ended     Ended     Ended     Ended
                                 9/30/00   9/30/99   9/30/98   9/30/97   9/30/96
Net asset value at beginning of
 period                          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                 --------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income             0.0337    0.0264    0.0308    0.0317    0.0318
                                 --------  --------  --------  --------  --------
  Total from investment
   operations                      0.0337    0.0264    0.0308    0.0317    0.0318
                                 --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income               (0.0337)  (0.0264)  (0.0308)  (0.0317)  (0.0318)
                                 --------  --------  --------  --------  --------
  Total distributions             (0.0337)  (0.0264)  (0.0308)  (0.0317)  (0.0318)
                                 --------  --------  --------  --------  --------
Net asset value at end of
 period                          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                 ========  ========  ========  ========  ========
Total return                         3.42%     2.68%     3.13%     3.22%     3.25%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                 $    458  $  2,786  $  3,405  $  5,244  $ 14,968
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                        0.60%     0.60%     0.60%     0.48%     0.45%
 Before advisory/administration
  fee waivers                        1.04%     1.05%     1.07%     1.07%     1.12%
 Ratios of net investment
  income to average
  net assets
 After advisory/administration
  fee waivers                        3.17%     2.65%     3.08%     3.12%     3.05%
 Before advisory/administration
  fee waivers                        2.73%     2.20%     2.61%     2.53%     2.38%

                          -----------------------------------------------------

             About Your Investment
[GRAPHIC]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Buying Shares

Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, cer-tain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 and investors that partic-ipate in the Capital Directions SM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institu-tions on behalf of their customers. Service Shares are normally purchased through a customer's account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemp-tions will be sent to the institutions. A customer's ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contract their institutions.

Purchase orders may be placed through PFPC, the Company's transfer agent, by calling (800) 441-7450.

--------------------------------------------------------------------------------

What Price Per Share Will You Pay?

A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. Although each fund described in this prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.

The funds' investments are valued based on the amortized cost method described in the SAI.

Service Shares are sold at the net asset value per share determined after an order is received by PFPC, the Company's transfer agent. You may place a pur-chase order for each fund except the U.S. Treasury Money Market Portfolio by telephoning PFPC at (800) 441-7450 before 12 noon (Eastern time) on a day the New York Stock Exchange (NYSE) and the Federal Reserve Bank of Philadelphia are open. For each fund except the U.S. Treasury Money Market Portfolio, if your order is received before 12 noon (Eastern time) on a day the NYSE and the Fed-eral Reserve Bank of Philadelphia are open, it will be executed at

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

12 noon (Eastern time). If payment for such order is not received by 4 p.m. (Eastern time), the order will be cancelled. You will be informed if this should happen. No orders will be accepted after 12 noon (Eastern time).

Orders for shares of the U.S. Treasury Money Market Portfolio received before 12 noon (Eastern time) on a day the NYSE and the Federal Reserve Bank of Phila-delphia are open will be executed at 12 noon (Eastern time). Orders received between 12 noon and 4 p.m. (Eastern time) will be executed at 4 p.m. (Eastern time). If payment for such order is not received by 4 p.m. (Eastern time), the order will be cancelled. You will be informed if this should happen. No orders will be accepted after 4 p.m. (Eastern time). Under certain circumstances, large orders placed after 12 noon (Eastern time) may be rejected by the fund.

NAV is calculated separately for each class of shares of each fund at 12 noon and 4 p.m. (Eastern time) each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Fed-eral Reserve Bank of Philadelphia are closed.

_______________________________________________________________________________

Paying for Shares

Payment for Service Shares must normally be made in Federal funds or other funds immediately available to the Company's custodian. Payment may also, at the dis-cretion of the Company, be made in the form of securities that are permissible investments for the respective fund.

________________________________________________________________________________

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The Company may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Distribution and Service Plan

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain serv-ices provided to its shareholders. The Company does not make distribution pay-ments under the Plan with respect to Service Shares.

Under the Plan, the Company may also enter into arrangements with brokers, dealers, financial institutions and industry professionals (Service Organiza-tions) (including PNC Bank and its affiliates). Under these arrangements, Serv-ice Organizations will provide certain support services to their customers who own Service Shares. The Company may pay a shareholder servicing fee of up to
 .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers. All Service Shares pay this shareholder servicing fee.

In return for that fee, Service Organizations may provide one or more of the following services to their customers who own Service Shares:

 (1) Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;
 (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
 (3) Providing other similar shareholder liaison services.

For a separate shareholder processing fee paid by all Service Shares of up to
 .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

 (1) Processing purchase and redemption requests from customers and placing orders with the Company's transfer agent or the Company's distributor;
 (2) Processing dividend payments from the Company on behalf of customers;
 (3) Providing sub-accounting for Service Shares beneficially owned by custom-ers or the information necessary for sub-accounting; and
 (4) Providing other similar services.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


The shareholder servicing fees and shareholder processing fees payable pursu-ant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

_______________________________________________________________________________

Selling Shares

Customers of institutions may redeem Service Shares in accordance with the pro-cedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders to PFPC and crediting their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates the certificates must accompany the redemption request.

Institutions may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon tele-phone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 12 noon (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the same business day, provided that the funds' custodian is also open for business. Payment for redemption orders received between 12 noon (Eastern time) and 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judge

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ment of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company, although institutions may charge their customer accounts for redemption servic-es. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.

Persons who were stockholders of the Compass Capital Group of Funds at the time of its combination with the PNC(R) Fund may redeem for cash some or all of their shares of a fund at any time by sending a written redemption request in proper form to BlackRock Funds, c/o PFPC Inc., P.O. Box 8950, Wilmington, DE 19899-8950. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.

The fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the share-holder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds c/o PFPC Box 8950, Wilmington, DE 19899-8950.

The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC(R) Fund may also purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

If a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group) no longer meets the eligibil-ity standards for purchasing Service Shares, then the shareholder's Service Shares will be con-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

verted to Investor A Shares of the same fund having the same total net asset value as the shares converted. Investor A Shares are currently authorized to bear additional service and distribution fees at the total annual rate of .20% of average daily net assets. If a shareholder acquiring Service Shares on or after May 1, 1998 later becomes eligible to purchase Institutional Shares (other than due to changes in market value), then the shareholder's Service Shares will be converted to Institutional Shares of the same fund having the same total net asset value as the shares converted.

-------------------------------------------------------------------------------

The Company's Rights

The Company may:

  .Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Com-pany Act of 1940,

  .Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "Selling Shares" above,

  .Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

  .Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.

--------------------------------------------------------------------------------

Accounts with Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the share-holder will be allowed 30 days to make additional investments before the redemption is processed. If a customer has agreed with an institution to main-tain a minimum balance in his or her account, and the balance in the account falls below the minimum, the customer may be obligated to redeem all or part

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

of his or her shares in the fund to the extent necessary to maintain the mini-mum balance required.

-------------------------------------------------------------------------------

Market Timing

The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you there-fore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.

-------------------------------------------------------------------------------

Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $203.8 billion of assets under man-agement as of December 31, 2000. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diver-sified financial services companies in the United States. BlackRock Institu-tional Management Corporation (BIMC), an affiliate of BlackRock located at 400 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the Company.

For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2000, the aggregate advisory fees paid by the

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS


 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds is BlackRock
 Institutional Manage-
 ment Corporation.



funds to BlackRock as a percentage of average daily net assets were:

  Money Market                           0.22%
  U.S. Treasury Money Market             0.18%
  Municipal Money Market                 0.18%
  New Jersey Municipal Money Market      0.14%
  North Carolina Municipal Money Market  0.03%
  Ohio Municipal Money Market            0.13%
  Pennsylvania Municipal Money Market    0.18%
  Virginia Municipal Money Market        0.01%

The total annual advisory fees that can be paid to BlackRock on behalf of each fund (as a percentage of average daily net assets) are as follows:

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       .450%
  $1 billion-$2 billion  .400%
  $2 billion-$3 billion  .375%
  more than $3 billion   .350%


As discussed above, BlackRock has agreed to cap each fund's net expense at the levels shown in that fund's expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through February 1, 2002 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Money Market                           .310%
  U.S. Treasury Money Market             .295%
  Municipal Money Market                 .295%
  New Jersey Municipal Money Market      .265%
  North Carolina Municipal Money Market  .195%
  Ohio Municipal Money Market            .265%
  Pennsylvania Municipal Money Market    .295%
  Virginia Municipal Money Market        .205%

If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay Black-Rock up to the
56

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

-------------------------------------------------------------------------------

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are declared daily and paid monthly within five business days after the end of the month. The Company's Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12 noon (Eastern time)
(4 p.m. (Eastern time) for the U.S. Treasury Money Market Portfolio) receive dividends for that day. Shareholders whose redemption orders have been received by 12 noon (Eastern time) do not receive dividends for that day.

Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to share-holders at least annually at a date determined by the Company's Board of Trust-ees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

--------------------------------------------------------------------------------

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gain, regardless of how long a shareholder has owned shares. All other distributions other than exempt-interest dividends will be taxed to shareholders as ordinary income.

Each Fund of the Municipal Money Market, Pennsylvania Municipal Money Market, New Jersey Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market and Virginia Municipal Money Market Portfolios intends to pay most of its dividends as exempt-interest dividends,

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               Important Notice Regarding Delivery of Shareholder Documents

                                                                 Electronic

                                                                  Access to
                                                                     Shareholder
                                                                       Documents

which means such dividends are exempt from regular federal income tax (but may be subject to the federal alternative minimum tax). The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. gov-ernment and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

________________________________________________________________________________

Important Notice Regarding Delivery of Shareholder Documents

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

________________________________________________________________________________

Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:

1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.

2) Log on to www.investordelivery.com.

3) Enter your assigned enrollment number plus the four-digit personal identifi-cation number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the informa-tion that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:

1) Log on to http://funds.blackrock.com.

2) Click on Electronic Delivery icon on either side of your screen.

3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference.
More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the Funds' investments. The annual report describes the Funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Funds' performance for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2001 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 5:30 p.m. (Eastern time) Monday-Friday. Call: (800) 441-7450

Purchases and Redemptions
Call your registered representative or (800) 441-7450.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8950,
Wilmington, DE 19899-8950
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 202-942-8090. Copies of this information can be obtained, for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

[LOGO OF BLACKROCK FUNDS] (SM)

Money
Market
Funds

Hilliard Lyons Share Class

=======================================

P R O S P E C T U S

January 28, 2001

                                    [LOGO]
        ---------------------------------------------------------------
                                HILLIARD LYONS
        ---------------------------------------------------------------
           J.J.B. Hilliard, W.L. Lyons, Inc. * Member NYSE and SIPC
        ---------------------------------------------------------------
                            Investments Since 1854

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This is the prospectus for the new Hilliard Lyons share class (the HL Shares) of the BlackRock Money Market Portfolio and BlackRock Municipal Money Market Portfolio, portfolios of the BlackRock Funds (the Company).

The prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the HL Shares of the BlackRock Money Market and Municipal Money Market Portfolios.


Table of
Contents

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Money Market Portfolio......................................................   1
Municipal Money Market Portfolio............................................   7
About Your Investment.......................................................  14

Money Market
Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income as is consistent with main-taining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests in a broad range of short term, high quality, U.S. dollar-denominated instruments, including government, bank, com-mercial and other obligations.

Specifically, the fund may invest in:

1) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

2) High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's, F-2 or higher by Fitch or TBW-2 or higher by Thomson BankWatch, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies.

3) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

4) Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

5) Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

6) Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.


  IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Debt securities
 that are backed by a
 pool of assets, usually
 loans such as install-
 ment sale contracts or
 credit card receiv-
 ables.

 Commercial Paper:
 Short-term securities
 with maturities of 1 to
 270 days which are
 issued by banks, corpo-
 rations and others.

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in
 calculating this aver-
 age.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

7) Repurchase agreements relating to the above instruments.

The fund seeks to maintain a net asset value of $1.00 per share.

Quality

The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
2

                                                      Key Risks

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.


Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for the Service Shares (from 1990 through 1992) and Investor A Shares (from 1993 through 1998) of the fund, since the HL Shares have only been intro-duced as of the date of this prospectus. Although the chart and table show returns for the Service and Investor A Shares which are not offered in this prospectus, the Service and Investor A Shares would have substantially similar annual returns as the HL Shares offered in this prospectus because the Service and Investor A Shares and the HL Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Service and Investor A Shares and the HL Shares do not have the same expenses. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.

As mentioned above, the performance for the period before the HL Shares were issued is based upon performance for Service Shares and Investor A Shares of the fund. The Service Shares were first issued in October 1989 and the Investor A Shares were first issued in January 1993. The actual return of the HL Shares would have been lower than shown because the HL Shares have higher expenses than these two older classes.


                                    [GRAPH]

As of 12/31
ANNUAL TOTAL RETURNS/1/

Best Quarter  Q1 1991: 1.70%
Worst Quarter Q4 1993: 0.64%

                           1991          5.93%
                           1992          3.51%
                           1993          2.64%
                           1994          3.68%
                           1995          5.32%
                           1996          4.91%
                           1997          5.07%
                           1998          4.96%
                           1999          4.57%
                           2000          5.78%

As of 12/31/00
AVERAGE ANNUAL TOTAL RETURNS/1/

                                                       Since     Inception
                     1 Year    3 Years    5 Years    Inception  Date of Fund
Money Market;
Hilliard Lyons        5.76%     5.10%      5.06%       4.63%      10/04/89



(1) The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold the HL Shares of the fund. "Advisory Fees" are based on the advisory fees incurred by the fund for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                           HL Shares

Advisory fees                                .40%
Distribution and Service (12b-1) fees        .50%
Other expenses                               .27%
Total annual fund operating expenses         1.17%
Fee waivers and expense  reimbursements**    .26%
Net expenses**                               .91%

** BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .91% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 20 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

           1 Year 3 Years
HL Shares   $93    $346

Expenses
and Fees



  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to Hilliard
 Lyons for shareholder
 account service and
 maintenance.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Hilliard Lyons Share Outstanding Throughout the Period)

                                                          Money Market Portfolio

                                                 For the
                                                 period
                                               10/18/99/1/
                                                 through
                                                 9/30/00
 Net asset value at beginning of period         $   1.00
                                                --------
 Income from investment operations
 Net investment income                            0.0518
                                                --------
   Total from investment operations               0.0518
                                                --------
 Less distributions
 Distributions from net investment
  income                                         (0.0518)
                                                --------
   Total distributions                           (0.0518)
                                                --------
 Net asset value at end of period               $   1.00
                                                ========
 Total return                                       5.30%
 Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                                    $154,279
 Ratios of expenses to average net
  assets
  After advisory/administration fee waivers         0.91%/2/
  Before advisory/administration fee waivers        1.09%/2/
 Ratios of net investment income
  to average net assets
  After advisory/administration fee waivers         5.43%/2/
  Before advisory/administration fee waivers        5.25%/2/

                                      -----------

/1/ Commencement of operations of share class.
/2/ Annualized.

Municipal Money
Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from federal income tax. The other 20% can be invested in securities which are subject to regular fed-eral income tax or the Federal Alternative Minimum Tax.

  IMPORTANT DEFINITIONS


 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the Fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

  IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.
The fund intends to invest so that less than 25% of its total assets are Municipal Securities of issuers located in the same state.

Quality

The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.
8

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obliga-tions also are subject to the risk that the municipality will not appropriate funds for lease payments.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar pro- jects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
10

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for the Service Shares (from 1990 through 1992) and Investor A Shares (from 1993 through 1998) of the fund, since the HL Shares have only been intro-duced as of the date of this prospectus. Although the chart and table show returns for the Service and Investor A Shares which are not offered in this prospectus, the Service and Investor A Shares would have substantially similar annual returns as the HL Shares offered in this prospectus because the Service and Investor A Shares and the HL Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Service and Investor A Shares and the HL Shares do not have the same expenses. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.

As mentioned above, the performance for the period before the HL Shares were issued is based upon performance for Service Shares and Investor A Shares of the fund. The Service Shares were first issued in November 1989 and the Investor A Shares were first issued in November 1992. The actual return of the HL Shares would have been lower than shown because the HL Shares have higher expenses than the Service Shares.







                                    [GRAPH]

As of 12/31
ANNUAL TOTAL RETURNS/1/

Best Quarter  Q1 1991: 1.06%
Worst Quarter Q1 1994: 0.41%

                               1991        4.02%
                               1992        2.49%
                               1993        1.89%
                               1994        2.25%
                               1995        3.22%
                               1996        2.80%
                               1997        2.98%
                               1998        2.70%
                               1999        2.45%
                               2000        3.58%

As of 12/31/00
AVERAGE ANNUAL TOTAL RETURNS/1/

                                                  Since        Inception
                  1 Year     3 Years   5 Years  Inception    Date of Fund
Municipal MM;
Hilliard Lyons     3.58%      2.94%     2.92%    2.84%        11/01/89



(1) The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold the HL Shares of the fund. "Advisory Fees" are based on the advisory fees incurred by the fund for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         HL Shares

Advisory Fees                               .45%
Distribution (12b-1) fees                   .10%
Other expenses                              .71%
  Service fees                              .25%
  Processing fees                           .15%
  Other                                     .31%
Total annual fund operating expenses       1.26%
Fee waivers and expense reimbursements*     .60%
Net Expenses*                               .66%

* BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .66% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 20 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

           1 Year 3 Years

HL Shares   $67    $340

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to Hilliard
 Lyons for shareholder
 account service and
 maintenance.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Hilliard Lyons Share Outstanding Throughout Each Period)

                                           Municipal Money Market Portfolio

                                               INVESTOR A
                                                 SHARES
                                                 For the
                                                 Period
                                               10/26/99/1/
                                                 through
                                                 9/30/00
 Net asset value at beginning of period         $   1.00
                                                --------
 Income from investment operations
 Net investment income                            0.0316
                                                --------
   Total from investment operations               0.0316
                                                --------
 Less distributions
 Distributions from net investment
  income                                         (0.0316)
                                                --------
   Total distributions                           (0.0316)
                                                --------
 Net asset value at end of period               $   1.00
                                                ========
 Total return                                       3.21%
 Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                                    $105,572
 Ratios of expenses to average net
  assets
  After advisory/administration fee waivers         0.66%/2/
  Before advisory/administration fee waivers        0.94%/2/
 Ratios of net investment income
  to average net assets
  After advisory/administration fee waivers         3.42%/2/
  Before advisory/administration fee waivers        3.14%/2/

/1/ Commencement of operations of share class.

/2/ Annualized.

About Your Investment

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         Buying Shares from a Registered Investment Professional

The Company believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Your Hilliard Lyons Finan-cial Consultant is a registered representative and can help you to buy shares by telephone or in person. Before you place your order make sure that you have read the prospectus and have a discussion with your registered representative about the details of your investment.

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

Hilliard Lyons, a wholly owned subsidiary of PNC Bank Corp., was founded in 1854 to provide investment brokerage and services to individuals. Hilliard Lyons offers its clients a variety of investment products including stocks, bonds and money market mutual funds, such as the funds offered in this prospec-tus.

You may only buy and sell HL Shares through your Hilliard Lyons Financial Con-sultant. Hilliard Lyons is responsible for the prompt transmission of your pur-chase and redemption orders to the Company. Hilliard Lyons may independently establish and charge additional amounts to its clients for its services, which charges would reduce its clients' yield or return. Hilliard Lyons may also hold the HL Shares in nominee or street name as agent for and on behalf of its cli-ents. In such instances, the Company's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from Hilliard Lyons. Hilliard Lyons may participate in a program allowing it access to its clients' accounts for servicing, including transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

What Price Per Share Will You Pay?

A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. When you buy the HL Shares you pay the NAV/share. Although each fund described in this prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.

The funds' investments are valued based on the amortized cost method described in the SAI.

The Company's transfer agent, PFPC, will receive your order from Hilliard Lyons. Please call Hilliard Lyons at 1-800-444-1854 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE and the Federal Reserve Bank of Philadelphia are open will be priced based on the next NAV calculated on that day.

NAV is calculated at 12 noon and 4 p.m. (Eastern time) each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Federal Reserve Bank of Philadelphia are closed.

--------------------------------------------------------------------------------


When Must You Pay?

Payment for an order must be made on your behalf by Hilliard Lyons in Federal funds or other immediately available funds by 4 p.m. (Eastern time) on the business day following PFPC's receipt of the order. If payment is not received by this time, the order will be canceled and you and your registered represen-tative will be responsible for any loss to a fund. The Company does not accept third party checks. You may also wire Federal funds to the transfer agent to purchase shares. If you desire to do this, please contact your Hilliard Lyons Financial Consultant for specific details.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                             How Much is the Minimum Investment?


The minimum investment for the initial purchase of the HL Shares is $1,000. There is a $100 minimum for all later investments. The Company permits a lower initial investment if you are an employee of the Company or one of its service providers or if you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account. Your Hilliard Lyons Financial Consultant can advise you on how to begin an Automatic Investment Plan. The Company may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of shares at any time.

--------------------------------------------------------------------------------

Distribution and Service Plan

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain serv-ices provided to its shareholders.

Under the Plan, the HL Shares pay a fee (distribution fees) to BlackRock Dis-tributors, Inc. (the Distributor) or affiliates of PNC Bank for distribution and sales support services. The distribution fees may be used to pay the Dis-tributor for distribution services and to pay the Distributor and PNC Bank affiliates for sales support services provided in connection with the sale of the HL Shares. The distribution fees may also be used to pay Hilliard Lyons for sales support services and related expenses. All HL Shares pay a maximum dis-tribution fee of .10% per year of the average daily net asset value of each fund. The Plan also allows the Distributor, PNC Bank affiliates and other com-panies that receive fees from the Company to make payments relating to distri-bution and sales support activities out of their past profits or other sources available to them.

Under the Plan, the Company has also entered into an arrangement with Hilliard Lyons. Under this arrangement, Hilliard
16

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lyons will provide certain support services to its customers who own the HL Shares. The Company may pay a shareholder servicing fee to Hilliard Lyons of up to .25% per year of the average daily net asset value of the HL Shares owned by each of Hilliard Lyons' clients. All HL Shares pay this shareholder servicing fee.

In return for the fee, Hilliard Lyons will provide one or more of the following services to its customers who own HL Shares:

    (1) Responding to investors' questions on the services performed by Hilliard Lyons and investments in the HL Shares;
    (2) Assisting investors in choosing and changing dividend options, account designations and addresses; and
    (3) Providing other similar shareholder liaison services.

For a separate shareholder processing fee paid by all HL Shares of up to .15% per year of the average daily net asset value of the HL Shares owned by each of Hilliard Lyons' clients, Hilliard Lyons will provide one or more of these addi-tional services:

    (1) Processing purchase and redemption requests from customers and plac-ing orders with the Company's transfer agent or the Distributor;
    (2) Processing dividend payments from the Company on behalf of customers;
    (3) Providing sub-accounting for the HL Shares beneficially owned by cus-tomers or the information necessary for sub-accounting; and
    (4) Providing other similar services.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of share-holder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

How to Sell Shares

You can redeem shares at any time (although certain verification may be required for redemptions in excess of $25,000 or in certain other cases) by contacting your Hilliard Lyons Financial Consultant, who will send your order to the Company's transfer agent. The Company will redeem your shares at the next net asset value (NAV) calculated after your order is received by the transfer agent from Hilliard Lyons. The Company will not charge for redemptions.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 15 days after the purchase date until the check has cleared.

Upon request, the Company will provide the holders of the HL Shares with checkwriting privileges. An investor who wants to use this checkwriting redemp-tion procedure must complete the checkwriting application and signature card when completing the account application. Investors interested in obtaining the checkwriting option on existing accounts may contact their Hilliard Lyons Financial Consultant.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Please contact your Hilliard Lyons Financial Consultant to assist you. You are respon-sible for any charges imposed by your bank for this service. Once authorization is on file, Hilliard Lyons will honor requests by telephone at (800) 444-1854. The Company is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable proce-dures to make sure telephone instructions are genuine. The Company and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accor-dance with those procedures. The Company may alter the terms of or terminate this expedited redemption privilege at any time.
--------------------------------------------------------------------------------
The Company's Rights

The Company may:

  .Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Com-pany Act of 1940,

  .Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the second paragraph of the section "How to Sell Shares" above,

  .Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

  .Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.
--------------------------------------------------------------------------------
Accounts with Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below the required minimum ini-tial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                    Market

                                                                    Timing



-------------------------------------------------------------------------------

                                                                     Management


  IMPORTANT DEFINITIONS


 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for the
 funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for the
 funds is BlackRock
 Institutional Manage-
 ment Corporation.

The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trad-ing is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to exe-cute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemp-tion fees.

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $203.8 billion of assets under man-agement as of December 31, 2000. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Institutional Management Corporation (BIMC), an affiliate of BlackRock located at 400 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the Com-pany.

For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable month-ly. For the fiscal year ended September 30, 2000, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

  Money Market            0.22%
  Municipal Money Market  0.18%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The total annual advisory fees that can be paid to BlackRock on behalf of each fund (as a percentage of average daily net assets) are as follows:

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion           .450%
  $1 billion-$2 billion      .400%
  $2 billion-$3 billion      .375%
  more than $3 billion       .350%

As discussed above, BlackRock and the Distributor have agreed to cap each fund's net expenses at the levels shown in that fund's expense table.

BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through February 1, 2000 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Money Market            .310%
  Municipal Money Market  .295%

If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay Black-Rock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Com-pany has approved in advance the payments to BlackRock at the previous quar-terly meeting of the Board.

In addition, through February 1, 2002, BlackRock and the Distributor have con-tractually agreed to waive distribution and service fees for the Money Market and Municipal Money Market Portfolios in the amount of .10% and .25% of average daily net assets, respectively.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Dividends and Distributions

The funds make two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are declared daily and paid monthly within five business days after the end of the month. The Company's Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12 noon (Eastern time) receive dividends for that day. Shareholders whose redemption orders have been received by 12 noon (Eastern time) do not receive dividends for that day.

Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to share-holders at least annually at a date determined by the Company's Board of Trust-ees.

Your distributions will be reinvested at net asset value in new HL Shares. There are no sales charges on these reinvestments.

Taxation of Distributions


Fund dividends and distributions are taxable to investors as ordinary income or capital gains. Unless your fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on distributions whether you receive them in cash or in the form of additional shares.

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gain, regardless of how long a shareholder has owned shares. All other distributions will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The Municipal Money Market Portfolio intends to pay most of its dividends as exempt interest dividends, which means such dividends are exempt from regular federal income tax (but not necessarily other federal taxes). These dividends will generally be subject to state and local taxes. The state or municipality where you live may not charge you state and local taxes on dividends earned on certain securities. The fund will have to meet certain requirements in order for its dividends to be exempt from these federal, state and local taxes. Divi-dends earned on securities issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

The Municipal Money Market Portfolio may invest a portion of its assets in securities that generate income that is not exempt from federal, state or local income tax. Any capital gains distributed by the fund may be taxable as well.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

--------------------------------------------------------------------------------


Important Notice Regarding Delivery of Shareholder Documents

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference.
More information about the funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the funds' investments, describe the funds' performance, list portfolio holdings, and discuss recent market conditions, economic trends and fund strategies for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 26, 2001 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Your Hilliard Lyons Financial Consultant can also assist you. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 444-1854

Purchases and Redemptions
Call your Hilliard Lyons Financial Consultant or (800) 444-1854.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week.
http://www.blackrock.com. You may also access your Hilliard Lyons account on the world wide web at http://www.hilliard.com.

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week.
Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8907,
Wilmington, DE 19899-8907
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view information about the BlackRock Funds, including the SAI, by visiting the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

Bond Portfolios
===============================
B L A C K R O C K   S H A R E S

BlackRock Funds (SM) is a mutual fund family with 42 investment portfolios, 5 of which are described in this prospectus.







P R O S P E C T U S

January 28, 2001

[LOGO OF BLACKROCK FUNDS] (SM)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC-  |   May lose value
INSURED    |   No bank guarantee

Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find the information you need

How to find the information you need........................................   1
THE BLACKROCK BOND FUNDS
Low Duration Bond...........................................................   2
Intermediate Bond...........................................................   9
Core Bond Total Return......................................................  15
Core PLUS Total Return......................................................  22
High Yield Bond.............................................................  29

About Your Investment

How to Buy/Sell Shares......................................................  38
Dividends/Distributions/Taxes...............................................  43

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on 5 of the BlackRock Bond funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

[GRAPHIC]

             BlackRock
             Low Duration Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the one to five year maturity range. The fund normally invests at least 80% of its total assets in bonds diversified among several categories. The fund manager may also invest up to 20% of the fund's total assets in non-investment grade bonds or convertible securities with a minimum rating of "B" and up to 20% of its total assets in bonds of foreign issuers. The fund manager selects securities from several categories including: U.S. Treasuries and agency securities, asset backed securities, CMOs, corporate bonds and commer-cial and residential mortgage-backed securities.

The management team evaluates categories of the bond market and individual securities within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security's rating falls below "B", the manager will decide whether to con-tinue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation

  IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Collateralized Mortgage
 Obligations (CMO):
 Bonds that are backed
 by cash flows from
 pools of mortgages.
 CMOs may have multiple
 classes with different
 payment rights and
 protections.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

to increase returns. The fund may also enter into interest rate or foreign cur-rency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments. The fund seeks to limit risk by investing in investment grade bonds diversified in a variety of categories.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities.

  IMPORTANT DEFINITIONS


 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

 Merrill Lynch 1-3 Year
 Treasury Index: An
 unmanaged index com-
 prised of Treasury
 securities with maturi-
 ties of from 1 to 2.99
 years.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject
4
to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 20% of its total assets in high yield securities and all such securities must be rated "B" or higher at the time of purchase by at least one major rating agency. A "B" rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, pos-itively or negatively, to reflect new developments regarding the issuer. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. Also, the market for high yield securi-ties is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before BlackRock Shares were launched in June 1997 is based upon performance for Institutional Shares of the fund, which were first issued in July 1992.

As of 12/31
ANNUAL TOTAL RETURNS**
                                    [GRAPH]

Best Quarter                    1993     5.66%
Q1 '95: 3.26%                   1994     1.39%
                                1995    10.51%
Worst Quarter                   1996     5.07%
Q1 '94: -0.18%                  1997     6.13%
                                1998     6.80%
                                1999     4.11%
                                2000     8.43%
The bars for 1993-1997 are based upon performance for Institutional Shares of the fund.

As of 12/31/00
AVERAGE ANNUAL TOTAL RETURNS**

                                                            Since    Inception
                       1 Year     3 Years     5 Years     Inception     Date
Low Duration Bond      8.43%      6.43%       6.10%          5.82%    07/17/92
ML 1-3 Yr. Treasury    8.00%      6.00%       5.92%          5.75%      N/A*

 * For comparative purposes, the value of the index on 07/31/92 is used as the beginning value on 07/17/92.
** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.


The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .50%
Interest expense                         1.87%
Other expenses                            .20%
Total annual fund operating expenses     2.57%
Fee waivers and expense reimbursements*   .30%
Net expenses*                            2.27%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .40% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 41 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:


                  1 Year 3 Years 5 Years 10 Years

BlackRock Shares   $230   $771   $1,339   $2,883

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1992, Keith Anderson since 1992 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since inception, Keith Anderson since 1999 and Rajiv Sobti since 1999.

Expenses
and Fees



  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a BlackRock Share Outstanding Throughout Each Period)

                     Low Duration Bond Portfolio

                      Year     Year      Year    6/3/97/1/
                      Ended    Ended    Ended     through
                     9/30/00  9/30/99  9/30/98    9/30/97
Per Share operating
 performance:
Net asset value,
 beginning of
 period              $  9.82  $ 10.03  $   9.89   $  9.82
                     -------  -------  --------   -------
 Net investment
  income                0.62     0.61      0.59      0.19
 Net realized and
  unrealized gain
  or (loss) on
  investments          (0.02)   (0.22)     0.12      0.07
                     -------  -------  --------   -------
Total from
 investment
 operations             0.60     0.39      0.71      0.26
                     -------  -------  --------   -------
Less Distributions
Distributions from
 net investment
 income                (0.61)   (0.60)    (0.57)    (0.19)
                     -------  -------  --------   -------
 Total
  distributions        (0.61)   (0.60)    (0.57)    (0.19)
                     -------  -------  --------   -------
Net asset value,
 end of period       $  9.81  $  9.82  $  10.03   $  9.89
                     =======  =======  ========   =======
Total return            6.35%    4.06%     7.44%     2.68%
Ratios to average
 net assets:
Expenses                2.25%    2.26%     1.59%     1.01%/2/
 Excluding interest
  expense               0.40%    0.41%     0.40%     0.40%/2/
 Excluding waivers      2.66%    2.59%     1.99%     1.34%/2/
Net investment
 income                 6.30%    6.04%     5.93%     5.97%/2/
 Excluding waivers      5.89%    5.71%     5.53%     5.64%/2/
Supplemental data:
Portfolio turnover
 rate                    182%     177%      227%      371%
Net assets, end of
 period (in
 thousands)          $86,868  $79,326  $140,493   $68,300

/1/Commencement of investment operations of share class.

/2/Annualized.
8

             BlackRock
[GRAPHIC]    Intermediate Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in intermediate bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds. The fund defines inter-mediate bonds as those with maturities of between two and ten years.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bond market and individual securities within those categories. The manager selects bonds from several cat-egories including: U.S. Treasuries and agency securities, commercial and resi-dential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman Brothers Intermediate Government/Corporate Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to but or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce
risk to the fund as a whole (hedge) but they may also be used to main     -

  IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

tain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3 of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off
  IMPORTANT DEFINITIONS

 Lehman Brothers Inter-
 mediate
 Government/Corporate
 Index: An unmanaged
 index comprised of
 Treasury, agency and
 corporate issues from
 the more comprehensive
 Lehman Aggregate Index.
 This index concentrates
 on intermediate matu-
 rity bonds and thus
 excludes all maturities
 from the broader index
 below one year and
 above 9.9 years.
 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.
 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.
 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the charac-teristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluc-tuations in their values may not correlate perfectly with the overall securi-ties markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are con-sidered investment grade but they may also have some speculative characteris-tics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic cli-mates. Investment grade ratings do not guarantee that bonds will not lose val-ue.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income.These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Corporate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before BlackRock Shares were launched in May 1998 is based upon performance for Institutional Shares of the fund, which were first issued in September 1993.


As of 12/31
ANNUAL TOTAL RETURNS**
                                    [GRAPH]

Best Quarter                    1994      -3.11%
Q2 '95: 4.52%                   1995      14.59%
                                1996       4.31%
Worst Quarter                   1997       7.61%
Q1 '94: -2.80%                  1998       7.18%
                                1999       1.14%
                                2000      11.01%
The bars for 1994-1998 are based upon performance for Institutional Shares of the fund.

As of 12/31/00
AVERAGE ANNUAL TOTAL RETURNS**

                                                            Since    Inception
                       1 Year     3 Years     5 Years     Inception     Date
Intermediate Bond      11.01%      6.37%       6.20%        5.65%     09/17/93
LB Intermediate
Govt./Corp.            10.12%      6.22%       6.11%        5.99%        N/A*

 * For comparative purposes, the value of the index on 09/30/93 is used as the beginning value on 09/17/93.
** The chart and the table both assume reinvestment of dividends and distribu-
   tions.
12

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.


The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory fees                              .50%
Interest expense                           .83%
Other expenses                             .18%
Total annual fund operating expenses      1.51%
Fee waivers and expense  reimbursements*   .23%
Net expenses*                             1.28%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .45% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 41 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                  1 Year 3 Years 5 Years 10 Years

BlackRock Shares   $130   $455    $802    $1,782

Fund Management

The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Direc-tor of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.


  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a BlackRock Share Outstanding Throughout Each Period)

                            Intermediate Bond Portfolio

                                 Year     Year    5/1/98/1/
                                Ended     Ended    through
                               9/30/00   9/30/99   9/30/98
Per Share operating
 performance:
Net asset value, beginning of
 period                        $   9.10  $  9.67   $  9.46
                               --------  -------   -------
 Net investment income             0.58     0.58      0.24
 Net realized and unrealized
  gain or (loss) on
  investments                      0.03    (0.47)     0.26
                               --------  -------   -------
Total from investment
 operations                        0.61     0.11      0.50
                               --------  -------   -------
Less Distributions
Distributions from net
 investment income                (0.58)   (0.58)    (0.24)
Distributions from net
 realized capital gains             - -    (0.10)    (0.05)
                               --------  -------   -------
 Total distributions              (0.58)   (0.68)    (0.29)
                               --------  -------   -------
Net asset value, end of
 period                        $   9.13  $  9.10   $  9.67
                               ========  =======   =======
Total return                       7.05%    1.25%     8.86%
Ratios to average net assets:
Expenses                           1.24%    1.61%     1.43%/2/
 Excluding interest expense        0.45%    0.44%     0.45%/2/
 Excluding waivers                 1.59%    1.87%     1.70%/2/
Net investment income              6.58%    6.27%     5.98%/2/
 Excluding waivers                 6.23%    6.00%     5.71%/2/
Supplemental data:
Portfolio turnover rate             199%     221%      221%
Net assets, end of period (in
 thousands)                    $152,412  $42,311   $48,365

/1/Commencement of investment operations of share class.
/2/Annualized.
14

             BlackRock
[GRAPHIC]

             Core Bond Total Return

             Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Broth-ers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds with maturities of between five and fifteen years. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates several categories of the bond market and indi-vidual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation

  IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off

  IMPORTANT DEFINITIONS


 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expro-priation of assets and more difficulty obtaining information on foreign securi-ties or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securi-ties markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative character-istics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond mar-ket performance. As with all such investments, past performance is not an indication of future results.
18

The performance for the period before BlackRock Shares were launched in May 1997 is based upon the performance for Institutional Shares of the fund, which were first issued in December 1992.


As of 12/31
ANNUAL TOTAL RETURNS**
                                    [GRAPH]

Best Quarter                    1993     9.69%
Q2 '95: 5.87%                   1994    -2.33%
                                1995    18.18%
Worst Quarter                   1996     3.58%
Q1 '94: -2.63%                  1997     9.11%
                                1998     8.34%
                                1999    -0.47%
                                2000    12.39%
The bars for 1993-1997 are based upon performance for Institutional Shares of the fund.

As of 12/31/00
AVERAGE ANNUAL TOTAL RETURNS**

                                                              Since   Inception
                         1 Year     3 Years     5 Years     Inception    Date
Core Bond Total Return   12.39%      6.61%       6.50%        7.11%   12/09/92
Lehman Aggregate         11.63%      6.35%       6.46%        7.05%      N/A*

** The chart and the table both assume reinvestment of dividends and distribu-tions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                             .49%
Interest expense                          .23%
Other expenses                            .17%
Total annual fund operating expenses      .89%
Fee waivers and expense  reimbursements*  .26%
Net expenses*                             .63%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .40% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 41 for a discussion of these waivers and reimbursements.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                  1 Year 3 Years 5 Years 10 Years

BlackRock Shares   $64    $258    $468    $1,072


Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1992 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.
20

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a BlackRock Share Outstanding Throughout Each Period)

                     Core Bond Total Return Portfolio

                      Year      Year      Year    5/1/97/1/
                     Ended     Ended      Ended    through
                    9/30/00   9/30/99    9/30/98   9/30/97
Per Share
 operating
 performance:
Net asset value,
 beginning of
 period             $   9.31  $  10.12   $  9.82   $  9.57
                    --------  --------   -------   -------
 Net investment
  income                0.61      0.59      0.61      0.26
 Net realized and
  unrealized gain
  or (loss)
  on investments        0.05     (0.60)     0.40      0.24
                    --------  --------   -------   -------
Total from
 investment
 operations             0.66     (0.01)     1.01      0.50
                    --------  --------   -------   -------
Less Distributions
Distributions from
 net investment
 income                (0.60)    (0.58)    (0.62)    (0.25)
Distributions from
 net realized
 capital gains         (0.01)    (0.22)    (0.09)      --
                    --------  --------   -------   -------
 Total
  distributions        (0.61)    (0.80)    (0.71)    (0.25)
                    --------  --------   -------   -------
Net asset value,
 end of period      $   9.36  $   9.31   $ 10.12   $  9.82
                    ========  ========   =======   =======
Total return            7.45%    (0.02)%   10.74%     5.30%
Ratios to average
 net assets:
Expenses                0.62%     0.79%     0.68%     0.56%/2/
 Excluding
  interest expense      0.40%     0.40%     0.40%     0.40%/2/
 Excluding waivers      0.99%     1.07%     1.02%     0.85%/2/
Net investment
 income                 6.68%     6.13%     6.14%     6.54%/2/
 Excluding waivers      6.31%     5.85%     5.80%     6.25%/2/
Supplemental data:
Portfolio turnover
 rate                    248%      328%      405%      441%
Net assets, end of
 period (in
 thousands)         $320,489  $160,791   $92,723   $48,139

/1/Commencement of investment operations of share class.
/2/Annualized.

[GRAPHIC]    BlackRock

             Core PLUS Total Return

             Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal

The fund seeks to realize a total return that exceeds that of the Lehman Broth-ers Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds. Additionally, under normal market conditions, the fund's aver-age duration will be within (+/-)20% of the duration of the benchmark.

The fund invests primarily in dollar denominated investment grade bonds, but may invest up to 20% of its total assets in any combination of non-investment grade bonds (high yield or junk bonds), bonds denominated in foreign currencies and bonds of foreign (including emerging market) issuers.

The management team evaluates several categories of the bond market and indi-vidual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency trans-actions as a hedging technique. In these

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities (
 CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.
 Duration, which mea-
 sures price sensitivity
 to interest rate
 changes, is not neces-
 sarily equal to average
 maturity.

 High Yield Bond: Some-
 times referred to as
 "junk bonds" these are
 debt securities, which
 are rated less than
 investment grade (below
 the fourth highest rat-
 ing of the major rating
 agencies). These secu-
 rities generally pay
 more interest than
 higher rated securi-
 ties. The higher yield
 is an incentive to
 investors who otherwise
 may be hesitant to pur-
 chase the debt of such
 a low rated issuer.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time.

transactions, the fund exchanges its right to pay or receive interest or cur-rencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-

  IMPORTANT DEFINITIONS

 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

backed securities and CMBS generally experience less prepayment than residen-tial mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit call the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world capi-tal markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transi-tion, which could hurt the value of shares of the fund.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negative-ly, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered spec-ulative, meaning there is a significant risk that companies issuing these secu-rities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This mean that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collat-eral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capi-tal gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)


Advisory fees                             .50%
Other expenses/1/                         .27%
Total annual fund operating expenses      .77%
Fee waivers and expense  reimbursements*  .37%
Net expenses*                             .40%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .40% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Manage-ment" section on page 41 for a discussion of these waivers and reimburse-ments.

 /1/The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.


  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                  1 Year 3 Years

BlackRock Shares   $41    $209

Fund Management

The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Man-aging Director and head of Quantitative Research with Donaldson Lufkin & Jen-rette for 12 years. Keith Anderson, Scott Amero and Rajiv Sobti have been port-folio co-managers since the fund's inception.

Past Performance of Institutional Accounts

The investment results shown below represent the gross historical performance of certain institutional accounts managed by BFM and were calculated pursuant to Association for Investment Management and Research (AIMR) guidelines. These institutional accounts have substantially similar investment objectives, poli-cies and strategies to those of the fund. Keith Anderson, Scott Amero and Rajiv Sobti were the portfolio managers responsible for this performance. Keith Anderson, Scott Amero and Rajiv Sobti continue to be primarily responsible for the institutional accounts and intend to utilize a substantially similar investment approach for the fund. The performance information is provided to illustrate the past performance of BFM in managing substantially similar insti-tutional accounts and does not represent the performance of the fund, which has no history of operations. Investors should realize that this past performance data is not an indication of future performance of the fund.

                                    [GRAPH]

                            Net Annualized Returns
                            As Of December 31, 2000
          One Year                  Two Years               Since Inception
    12/31/1999-12/31/2000     12/31/1998-12/31/2000      3/31/1998-12/31/2000
  Institutional    Lehman     Institutional  Lehman      Institutional Lehman
  -----------------------   -----------------------    ----------------------
      11.770       11.626         11.824     10.696          19.731    18.470

The data represents accounts with assets as of December 31, 2000 of $7.685 bil-lion. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the fund.

The performance numbers above reflect deductions for investment advisory fees, but do not reflect transaction costs and other expenses. If such expenses were deducted, the performance of the institutional accounts would be less than the performance shown. The performance results reflect dividend reinvestment and are calculated on a settlement date basis through December 31, 2000.

The index used for comparison is the Lehman Brothers Aggregate Index, an unman-aged index with no expenses, which is comprised of more than 5,000 taxable investment grade bonds rated by Moody's or Standard and Poor's.

The institutional accounts that are included in the data above are not subject to the same types of expenses as the fund and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986. The performance results of the institutional accounts could have been adversely affected if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, differences in the Securities and Exchange Commission and AIMR methodology for calculating performance could result in difference perfor-mance data for identical time periods.
28

             BlackRock
[GRAPHIC]    High Yield Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to provide current income by investing primarily in non-invest-ment grade bonds.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in non-investment grade bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds or convertible securities and at least 65% of its total assets in high yield bonds. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the high yield market and individ-ual bonds within these categories. Securities are purchased for the fund when the portfolio manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman High Yield Index (the benchmark).

To add additional diversification, the portfolio manager can invest in a wide range of securities including corporate bonds, mezzanine investments, collater-alized bond obligations, bank loans and mortgage-backed and asset-backed secu-rities. The fund can also invest, to the extent consistent with its investment objective, in foreign and emerging market securities and currencies. The fund may invest in securities rated as low as "C". These securities are very risky and have major uncertainties regarding the issuer's ability to make interest and principal payments.

If a security falls below the fund's minimum rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.


  IMPORTANT DEFINITIONS


 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bank Loans: The fund
 may invest in fixed and
 floating rate loans
 arranged through pri-
 vate negotiations
 between a company or a
 foreign government and
 one or more financial
 institutions. The fund
 considers such invest-
 ments to be debt secu-
 rities.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Collateralized Bond
 Obligations (CBO): The
 fund many invest in
 collateralized bond
 obligations, which are
 securities backed by a
 diversified pool of
 high yield securities.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 High Yield Bonds: Some-
 times referred to as
 "junk bonds" these are
 debt securities, which
 are, rated less than
 investment grade (below
 the fourth highest rat-
 ing of the major rating
 agencies). These secu-
 rities generally pay
 more interest than
 higher rated securi-
 ties. The higher yield
 is an incentive to
 investors who otherwise
 may be hesitant to pur-
 chase the debt of such
 a low-rated issuer.

  IMPORTANT DEFINITIONS


 Lehman High Yield
 Index: An unmanaged
 index that is comprised
 of issues that meet the
 following criteria: at
 least $100 million par
 value outstanding, max-
 imum credit rating of
 B1 (including defaulted
 issues) and at least
 one year to maturity.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mezzanine Investments:
 These are subordinated
 debt securities which
 receive payments of
 interest and principal
 after other more senior
 security holders are
 paid. They are gener-
 ally issued in private
 placements in connec-
 tion with an equity
 security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a spe-cific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.
30

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negative-ly, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered spec-ulative, meaning there is a significant risk that companies issuing these secu-rities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have diffi-culty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower inter-est rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit pro-tection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate signifi-cantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate per-fectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. For example, leverage may cause greater swings in the fund's net asset value or cause the fund to lose more than it invested. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or
social conditions, the possibility of heavy taxation, nationaliza     -
32
tion or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than compara-ble investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing market countries may be undergoing rapid change and these countries may lack the social, politi-cal and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated mar-kets, may be increased. The value of many investments in emerging market coun-tries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world mar-kets. Individual issuers may suffer substantial losses if they or their suppli-ers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other trans-action costs on the sale of the securities and on reinvestment in other securi-ties. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund per-formance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term perfor-mance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman High Yield Index, a recognized unmanaged index of bond market per-formance. As with all such investments, past performance is not an indication of future results.


As of 12/31
ANNUAL TOTAL RETURNS**
                                    [GRAPH]

Best Quarter                     1999     8.91%
Q4 '99: 4.00%                    2000    -7.05%

Worst Quarter
Q4 '00: -6.39%

As of 12/31/00
AVERAGE ANNUAL TOTAL RETURNS**

                                                   Since     Inception
                                     1 Year      Inception      Date
High Yield Bond                      -7.05%        1.10%      11/19/98
Lehman High Yield                    -5.86%       -0.99%         N/A*

** The chart and the table both assume reinvestment of dividends and distribu-tions.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Interest Expense: The
 cost of borrowing money
 to buy additional secu-
 rities, primarily
 through reverse repur-
 chase agreements (under
 which the fund sells
 securities and agrees
 to buy them back at a
 particular date and
 price).

 Other expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                                     .50%
Interest expense                                  .54%
Other expenses                                    .22%
Total annual fund operating expenses             1.26%
Fee waivers and expense reimbursements*           .17%
Net expenses                                     1.09%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .55% (excluding interest expense) of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 41 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                  1 Year 3 Years 3 Years 3 Years

BlackRock Shares   $111   $383    $675   $1,508

Fund Management
The fund is managed by a team of investment professionals at BlackRock Finan-cial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Dennis Schaney and Michael Buchanan. Dennis Schaney is co-leader of the High Yield Team and a Managing Director of BFM since February 1998. Prior to joining BFM, he was a Managing Director in the Global Fixed Income Research and Economics Department of Merrill Lynch for nine years. Michael Buchanan, co-leader of the High Yield Team, has served as Director of BFM since June 1998. Prior to joining BFM, Michael Buchanan was Vice President of Investments at Conseco Capital Management where he was a portfolio manager responsible for high yield debt, bank loan, and emerging markets debt trading. Dennis Schaney and Michael Buchanan have been members of the team managing the fund since inception. Dennis Schaney has been a portfolio co-manager since inception and Michael Buchanan since 1999.
36

Financial Highlights
The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a BlackRock Share Outstanding Throughout Each
Period)

                                  High Yield
                                  Bond Portfolio

                                                For the
                                                Period
                                       Year   11/19/98/1/
                                       Ended    through
                                      9/30/00   9/30/99
Per Share operating performance:
Net asset value, beginning of period   $9.73    $10.00
                                       -----    ------
Income from investment operations
 Net investment income                  1.14      0.90
 Net realized and unrealized (loss)
  on investments                       (0.82)    (0.32)
                                       -----    ------
  Total from investment operations      0.32      0.58
                                       -----    ------
Less distributions
 Distributions from net investment
  income                               (1.13)    (0.85)
                                       -----    ------
  Total distributions                  (1.13)    (0.85)
                                       -----    ------
Net asset value, end of period         $8.92    $ 9.73
                                       =====    ======
Total return                            3.26%     5.87%
Ratios to average net assets:
Expenses                                1.21%     0.33%/2/
 Excluding interest expense             0.55%     0.28%/2/
 Excluding waivers                      0.90%     0.41%/2/
Net investment income                  11.38%    10.45%/2/
 Excluding waivers                     11.11%    10.38%/2/
Supplemental data:
Portfolio turnover rate                  235%      185%
 Net assets, end of period (in
  thousands)                             - -       - -

/1/ Commencement of operations of share class.
/2/ Annualized.

             About Your Investment
[GRAPHIC]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


Buying Shares

BlackRock Shares are offered without a sales charge to institutional investors with a minimum investment of $5,000,000.

Purchase orders may be placed through PFPC, the Company's transfer agent, by calling (800) 441-7450.


What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.

The funds' investments are valued based on market value, or where market quota-tions are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amor-tized cost method.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. For-eign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.
38

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


Paying for Shares

Payment for BlackRock Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following PFPC's receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible invest-ments for the respective fund.

-------------------------------------------------------------------------------

How Much is the Minimum Investment?

The minimum investment for the initial purchase of BlackRock Shares is $5,000,000. There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

-------------------------------------------------------------------------------

Selling Shares

Shareholders may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon tele-phone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custo-dian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemp-tion payments is imposed by the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.


The Company's Rights

The Company may:

    . Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Invest-ment Company Act of 1940,

    . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940, or as described in the section "Selling Shares" above,

    . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
    . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.

-------------------------------------------------------------------------------
Market Timing

The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you there-fore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------






  IMPORTANT DEFINITIONS


 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds is BlackRock
 Financial Management,
 Inc.

Accounts with Low Balances
The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

--------------------------------------------------------------------------------


Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $203.8 billion of assets under man-agement as ofDecember 31, 2000. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diver-sified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 345 Park Avenue, New York, New York 10154, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2000, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

  Low Duration Bond       .22%
  Intermediate Bond       .29%
  Core Bond Total Return  .25%
  High Yield              .38%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets of each fund) are as follows:

Total Annual Advisory Fee (Before Waivers)

                           INVESTMENT
                           ADVISORY
  AVG DAILY NET ASSETS     FEE
  First $1 billion         .500%
  $1 billion-$2 billion    .450%
  $2 billion-$3 billion    .425%
  greater than $3 billion  .400%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed to cap each fund's net expenses (ex-cluding interest expense) at the levels shown in that fund's expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through February 1, 2002 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Low Duration Bond       .385%
  Intermediate Bond       .435%
  Core Bond Total Return  .380%
  Core PLUS Total Return  .375%
  High Yield Bond         .525%

If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay Black-Rock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Com-pany has approved in advance the payments to BlackRock at the previous quar-terly meeting of the Board.
42

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Dividends and Distributions
BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are paid within 10 days after the end of each month. The Company's Board of Trustees may change the timing of dividend payments.

Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to share-holders at least annually at a date determined by the Company's Board of Trust-ees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

--------------------------------------------------------------------------------


Taxation of Distributions
Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gain, regardless of how long a shareholder has owned shares. All other distributions other than exempt-interest dividends will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

If more than half of the total asset value of a fund is invested in foreign securities, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Important Notice Regarding Delivery of Shareholder Documents

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.



--------------------------------------------------------------------------------

Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's elec-tronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:

1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.

2) Log on to www.investordelivery.com.

3) Enter your assigned enrollment number plus the four-digit personal identifi-cation number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the informa-tion that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:

1) Log on to http://funds.blackrock.com.

2) Click on Electronic Delivery icon on either side of your screen.

3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference.
More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the funds' investments. The annual report describes the funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds' performance for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2001, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available.
Hours: 8:30 a.m. to 5:30 p.m. (Eastern time), Monday-Friday. Call: (800) 441-
7450

Purchases and Redemptions
Call your registered representative or (800) 441-7450.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8950,
Wilmington, DE 19899-8950
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

[LOGO OF BLACKROCK FUNDS] (SM)

Select Equity Portfolio
===============================
B L A C K R O C K   S H A R E S

BlackRock Funds (SM) (the Company) is a mutual fund

family with 42 investment portfolios.






P R O S P E C T U S

January 28, 2001

[LOGO OF BLACKROCK FUNDS] (SM)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC-   |   May lose value
INSURED     |   No bank guarantee

Table of
Contents

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
How to find the information you need

Select Equity Portfolio.....................................................   1

About Your Investment

How to Buy/Sell Shares.....................................................   5
Dividends/Distributions/Taxes..............................................  10

             BlackRock
[GRAPHIC]    Select Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund manger uses the S&P 500 Index as a benchmark and seeks to invest in stocks and market sectors in similar proportion to that index. The manager seeks to own securities in all sectors, but can overweight or underweight securities within sectors as he identifies market opportunities. The fund normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

The manager initially screens for "value" and "growth" stocks from the universe of companies with market capitalization above $1 billion. The fund will invest in stocks that the manager believes offer attractive returns through capital appreciation. The fund will typically have a P/E multiple that is in line with the S&P 500 Index. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a

  IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).

 Fundamental Analysis: A
 method of stock market
 analysis that
 concentrates on
 "fundamental"
 information about the
 company such (as its
 income statement,
 balance sheet, earnings
 and sales history,
 products and
 management) to attempt
 to forecast future
 stock value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is a
 blend of growth stocks
 and value stocks,
 referring to the type
 of securities the
 managers will choose
 for this fund.

 Market Capitalization:
 Refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

 Sector: All stocks are
 classified into a
 category or sector such
 as utilities, consumer
 services, basic
 materials, capital
 equipment, consumer
 cyclicals, energy,
 consumer non-cyclicals,
 healthcare, technology,
 transportation, finance
 and cash.

 S&P 500 Index: The
 Standard & Poor's
 Composite Stock Price
 Index, an unmanaged
 index of 500 stocks,
 most of which are
 listed on the New York
 Stock Exchange. The
 index is heavily
 weighted toward stocks
 with large market
 capitalization and
 represents
 approximately two-
 thirds of the total
 market value of all
 domestic common stocks.

 Value and Growth
 Companies: All stocks
 are generally divided
 into the categories of
 "growth" or "value,"
 although there are
 times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are
 companies that appear
 to the manager to be
 undervalued by the
 market as measured by
 certain financial
 formulas. Growth stocks
 are companies whose
 earnings growth
 potential appears to
 the manager to be
 greater than the market
 in general, and whose
 growth in revenue is
 expected to continue
 for an extended period.

specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

While the fund manager chooses stocks he believes to be under-valued, or which have above average growth potential, there is no guarantee that prices will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
Since BlackRock Shares of the fund have only been introduced as of the date of this prospectus, the chart and table below give you a picture of the fund's long-term performance for Institutional Shares of the fund. Although the chart and table show returns for the Institutional Shares which are not offered in this prospectus, the Institutional Shares would have substantially similar annual returns as the BlackRock Shares offered in this prospectus because the Institutional Shares and the BlackRock Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares and the BlackRock Shares do not have the same expenses. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500 Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.


As of 12/31              Institutional Shares
-------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------

Best Quarter
Q4 '98: 20.85%
Worst Quarter
Q3 '98: -11.35%

                                    [GRAPH]
                          1994                  -1.26%
                          1995                   33.3%
                          1996                  23.72%
                          1997                  31.46%
                          1998                  24.61%
                          1999                  20.77%
                          2000                 -14.83%

As of 12/31/00

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS**
-------------------------------------------------------------------------------
                                                             Since    Inception
                     1 Year       3 Years     5 Years      Inception    Date
-------------------------------------------------------------------------------
Select              -14.83%        8.62%       15.83%         15.00%   09/13/93
S&P 500              -9.11%       12.26%       18.33%         17.70%      N/A

** The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees

Expenses and Fees
The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                           .53%
Other expenses(/1/)                     .16%
Total annual fund operating expenses    .69%
Fee waivers and expense reimbursements  .04%
Net expenses*                           .65%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .65% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 8 for a discussion of these waivers and reimbursements.
(1) "Other expenses" are based on estimated amounts for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year 3 Years
BlackRock Shares   $66    $208

Fund Management

The fund is co-managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), headed by R. Andrew Damm, Managing Director at BlackRock since 1997, and Mark W. Broughton, Director at BlackRock since 2001. Mr. Damm previously served as senior investment manager with BlackRock from 1995 to 1997. Prior to joining BlackRock, Mr. Broughton was portfolio manager, director of research and a partner of Badgley, Phelps & Bell from 1996 to 2001, and was previously assistant portfolio manager and research analyst at Provident Investment Counsel from 1992 to 1996. Mr. Damm has served on the fund's management team since June 2000 and has been portfolio co-manager since June 2000 and Mr. Broughton since January 2001.
  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Fees
 paid by the fund for
 other expenses such as
 administration,
 transfer agency,
 custody, professional
 fees and registration
 fees.

             About Your Investment
[GRAPHIC]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Buying Shares

BlackRock Shares are offered without a sales charge to institutional investors with a minimum investment of $5,000,000.

Purchase orders may be placed through PFPC, the Company's transfer agent, by calling (800) 441-7450.

--------------------------------------------------------------------------------
What Price Per Share
Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.

The fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amortized cost method.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of the fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Foreign securities and certain other securities held by the fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Payment for Shares

Payment for BlackRock Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following PFPC's receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.


How Much is the Minimum Investment?

The minimum investment for the initial purchase of BlackRock Shares is $5,000,000. There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The Company may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.


Selling Shares

Shareholders may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the fund's custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the fund's custodian is closed is normally wired in Federal funds on the next business day following redemption on which the fund's custodian is open for business. The Company reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect the fund. No charge for wiring redemption payments is imposed by the Company.

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.

--------------------------------------------------------------------------------

The Company's Rights

The Company may:

    . Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940,

    . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the second paragraph in the section "Selling Shares" above,

    . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
    . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.

--------------------------------------------------------------------------------

Market Timing

The fund is not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

that you make as a result of the activity described above will be subject to any and all redemption fees.



Accounts with Low Balances

The Company may redeem a shareholder's account in the fund at any time the net asset value of the account in such fund falls below $5,000,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.


Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $203.8 billion of assets under management as of December 31, 2000. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States.

For its investment advisory and sub-advisory services, BlackRock is entitled to fees computed daily and payable monthly. For the fiscal year ended September 30, 2000, the aggregate advisory fees paid by the fund to BlackRock as a percentage of average daily net assets was .53%.

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets of the fund) are as follows:

Total Annual Advisory Fee (Before Waivers)

                           INVESTMENT
                           ADVISORY
  AVG DAILY NET ASSETS     FEE
  First $1 billion         .550%
  $1 billion-$2 billion    .500%
  $2 billion-$3 billion    .475%
  greater than $3 billion  .450%


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------




  IMPORTANT DEFINITIONS


 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment
 management of the Fund.
 The Adviser for
 BlackRock Funds is
 BlackRock Advisors,
 Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


As discussed above, BlackRock has agreed to cap the fund's net expenses (excluding interest expense) at the levels shown in the fund's expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of the fund through February 1, 2002 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. This expense limit (which applies to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of the fund) as a percentage of average daily net assets is .645%.

If within two years following a waiver or reimbursement, the operating expenses of the fund are less than the expense limit for the fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by the fund and are paid within 10 days after the end of each quarter. The Company's Board of Trustees may change the timing of dividend payments.

Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to shareholders at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.


Taxation of Distributions

Distributions paid out of the fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. All other distributions will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of the fund is invested in foreign securities, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.

Distributions paid by the fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.


Important Notice Regarding Delivery of Shareholder Documents

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:

1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.

2) Log on to www.investordelivery.com.

3) Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:

1) Log on to http://funds.blackrock.com.

2) Click on Electronic Delivery icon on either side of your screen.

3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference.
More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about the fund's investments. The annual report describes the fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the fund's performance for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2001, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 5:30 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7450

Purchases and Redemptions
Call your registered representative or (800) 441-7450.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8950, Wilmington, DE 19899-8950 Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

[LOGO OF BLACKROCK FUNDS] (SM)

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     WESTCORE FUNDS          BlackRock Money Market Portfolio
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                      Prospectus        January 28, 2001

                  The Money Market Portfolio is a portfolio of BlackRock Funds/SM/ managed by BlackRock Institutional Management Corporation and is available to Westcore Investors for investment and exchanges.

                  The Securities and Exchange Commission has not approved or disapproved the fund's shares or determined if this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

--------------------------------------------------------------------------------
                  Supplemental Instructions
                  for Westcore Investors
                ----------------------------------------------------------------



The following supplemental instructions are provided for Westcore investors who wish to purchase or exchange shares of the Money Market Portfolio described in the attached prospectus through an account at State Street Bank & Trust Company ("SSB"). SSB also serves as transfer agent for the Westcore Funds. Westcore investors owning shares in the Money Market Portfolio have full exchange privileges with the Westcore Funds as well as the additional convenience of checkwriting. With your money market account, you may, for example, write checks on or automatically add to your balance as well as exchange all or a portion of your balance into one or more of the Westcore Funds. The minimum dollar amount for checks written on a money market account is $250. [ ]

 -------------------------------------------------------------------------------
 Purchases, Redemptions & Exchanges

Minimum Initial and Subsequent Purchases*:
There is a $1,000 minimum initial investment if investors choose an automatic monthly investment option. Otherwise, the minimum initial investment is $2,500 ($1,000 for participants in retirement and UGMA/UTMA accounts). The minimum subsequent and automatic monthly investment for all accounts is $100.

* Existing accounts and automatic investment plans established before October 1, 2000 are entitled to reduced investment minimums. $1,000 for existing regular accounts; $250 for existing retirement or UGMA/UTMA accounts; and existing automatic investments equivalent to $50 per month.

Regular Transactions:

Purchases and redemptions by mail should be sent to Westcore/SSB as follows:

Via Regular Mail:                       Via Express/Overnight Mail:
Westcore Funds                          Westcore Funds
P.O. Box 8319                           66 Brooks Drive
Boston, Massachusetts 02266-8319        Braintree, Massachusetts 02184

            Please make checks payable to Westcore/SSB. Purchases by check will be processed at the 12:00 noon Eastern time net asset value determination next occurring after your order is received and accepted by Westcore/SSB. Please note that third party checks will not be accepted. Westcore reserves the right to reject any purchase order. Signature guarantees may be required for written redemptions.

                            (Continued on inside back cover)

--------------------------------------------------------------------------------
The above are supplemental transaction instructions and are not part of the
prospectus.                                                            [GRAPHIC]

--------------------------------------------------------------------------------
       Introduction
--------------------------------------------------------------------------------

This is the BlackRock Money Market Portfolio Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company). If necessary, please refer to the important definitions of frequently used terms below.

This prospectus contains information on the BlackRock Money Market fund.

Important Definitions

Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Dollar Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to BlackRock and/or its affiliates for shareholder account service and maintenance.

Adviser: The Adviser of a mutual fund is responsible for the overall investment management of the Fund. The Adviser for BlackRock Funds is BlackRock Advisors, Inc.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the fund is BlackRock Institutional Management Corporation.


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[GRAPHIC]                                                                      1

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                               Table of Contents
--------------------------------------------------------------------------------


Information About BlackRock Money Market Portfolio

BlackRock Money Market Portfolio ..................................  3
Key Risks .........................................................  4
Expenses and Fees .................................................  7
Financial Highlights ..............................................  8


About Your Investment

Buying/Selling Shares .............................................  9
The Company's Rights .............................................. 13
Management ........................................................ 14
Dividends and Distributions ....................................... 16
Taxation of Distributions ......................................... 16


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2                                                                      [GRAPHIC]

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                        BlackRock Money Market Portfolio
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Investment Goal

The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests in a broad range of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.

Specifically, the fund may invest in:

1) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

2) High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's, F-2 or higher by Fitch or TBW-2 or higher by Thomson BankWatch, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies.

3) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

4) Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

5) Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

6) Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

7)   Repurchase agreements relating to the above instruments.

The fund seeks to maintain a net asset value of $1.00 per share.


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[GRAPHIC]                                                                      3

--------------------------------------------------------------------------------
                        BlackRock Money Market Portfolio
--------------------------------------------------------------------------------
                                                                     (continued)


Quality

The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.

Maturity

The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.


--------------------------------------------------------------------------------
4                                                                      [GRAPHIC]

--------------------------------------------------------------------------------
                        BlackRock Money Market Portfolio
--------------------------------------------------------------------------------


The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.


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[GRAPHIC]                                                                      5

--------------------------------------------------------------------------------
                        BlackRock Money Market Portfolio
--------------------------------------------------------------------------------
                                                                     (Continued)

Risk/Return Information

The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.


As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

Best Quarter
Q1 '91: 1.70%

Worst Quarter
Q1 '93: 0.66%

                                    [GRAPH]
91             5.93%
92             3.51
93             2.76
94             3.91
95             5.59
96             5.05
97             5.16
98             5.04
99             4.65
00             5.94

As of 12/31/00
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                                                                   Inception
                              1 Year  3 Years  5 Years  10 Years     Date

Money Market                   5.94%   5.21%    5.17%     4.75%    10/04/89

* The chart and the table both assume reinvestment of dividends and distributions.


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6                                                                      [GRAPHIC]

--------------------------------------------------------------------------------
                       BlackRock Money Market Portfolio
--------------------------------------------------------------------------------


Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory fees                                                            .40%
Distribution and service (12b-1) fees                                    .30%
Other expenses                                                           .20%
Total annual fund operating expenses                                     .90%
Fee waivers and expense reimbursements*                                  .18%
Net expenses*                                                            .72%

* BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .72% of average daily net assets until February 1, 2002. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 14 for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                1 Year      3 Years     5 Years       10 Years
 Service Shares                  $74          $269        $481         $1,091


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[GRAPHIC]                                                                      7

--------------------------------------------------------------------------------
                        BlackRock Money Market Portfolio
--------------------------------------------------------------------------------
                                                                     (continued)


Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)

Financial Highlights
(For a Service Share Outstanding Throughout Each Period)

                                                  Money Market Portfolio
                                                                           SERVICE SHARES
                                                  Year        Year        Year        Year          Year
                                                  Ended       Ended       Ended       Ended         Ended
                                                  9/30/00     9/30/99     9/30/98     9/30/97       9/30/96
Net asset value at beginning of period            $   1.00    $   1.00    $   1.00    $     1.00    $     1.00
                                                  --------    --------    --------    ----------    ----------
Income from investment operations
  Net investment income                             0.0552      0.0448      0.0502        0.0499        0.0503
                                                  --------    --------    --------    ----------    ----------
   Total from investment operations                 0.0552      0.0448      0.0502        0.0499        0.0503
                                                  --------    --------    --------    ----------    ----------
Less distributions
  Distributions from net investment income         (0.0552)    (0.0448)    (0.0502)      (0.0499)      (0.0503)
                                                  --------    --------    --------    ----------    ----------
   Total distributions                             (0.0552)    (0.0448)    (0.0502)      (0.0499)      (0.0503)
                                                  --------    --------    --------    ----------    ----------
Net asset value at end of period                  $   1.00    $   1.00    $   1.00    $     1.00    $     1.00
                                                  ========    ========    ========    ==========    ==========
Total return                                          5.66%       4.58%       5.14%         5.11%         5.15%
Ratios/Supplemental data
  Net assets at end of period (in thousands)      $629,769    $748,191    $808,962    $1,610,315    $1,575,064
  Ratios of expenses to average net assets
   After advisory/administration fee waivers          0.72%       0.72%       0.69%         0.61%         0.59%
   Before advisory/administration fee waivers         0.90%       0.91%       0.93%         0.94%         0.95%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers          5.49%       4.48%       5.03%         4.99%         5.00%
   Before advisory/administration fee waivers         5.31%       4.29%       4.79%         4.66%         4.64%


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8                                                                      [GRAPHIC]

--------------------------------------------------------------------------------
                             About Your Investment
--------------------------------------------------------------------------------


Buying Shares

Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 and investors that participate in the Capital Directions SM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally purchased through a customer's account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customer's ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contract their institutions.

Purchase orders may be placed through PFPC, the Company's transfer agent, by calling (800) 441-7450.

What Price Per Share Will You Pay?

A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. Although the fund seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.

The fund's investments are valued based on the amortized cost method described in the SAI.

Service Shares are sold at the net asset value per share determined after an order is received by PFPC, the Company's transfer agent. You may place a purchase order for the fund by telephoning PFPC at (800) 441-7450 before 12 noon (Eastern time) on a day the New York Stock Exchange (NYSE) and the Federal Reserve Bank of Philadelphia are open. If your order is received before 12 noon (Eastern time) it will be executed at 12 noon (Eastern time). If payment for an order is not received by 4 p.m. (Eastern time), the order will be cancelled.

You will be informed if this should happen. No orders will be accepted after 12 noon (Eastern time).


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

--------------------------------------------------------------------------------
                             About Your Investment
--------------------------------------------------------------------------------
                                                                     (continued)


Under certain circumstances, large orders placed after 12 noon (Eastern time) may be rejected by the fund.

NAV is calculated separately for each class of shares of each fund at 12 noon and 4 p.m. (Eastern time) each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Federal Reserve Bank of Philadelphia are closed.

Paying For Shares

Payment for Service Shares must normally be made in Federal funds or other funds immediately available to the Company's custodian. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The Company may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

Distribution and Service Plan

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain services provided to its shareholders. The Company does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Company may also enter into arrangements with brokers, dealers, financial institutions and industry professionals (Service Organizations) (including PNC Bank and its affiliates). Under these arrangements, Service Organizations will provide certain support services to their customers who own Service Shares. The Company may pay a shareholder servicing fee of up to .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers. All Service Shares pay this shareholder servicing fee.


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10                                                                     [GRAPHIC]

--------------------------------------------------------------------------------
                             About Your Investment
--------------------------------------------------------------------------------


In return for the fee, Service Organizations may provide one or more of the following services to its customers who own Service Shares:

(1) Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;

(2) Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)  Providing other similar shareholder liaison services.

For a separate shareholder processing fee paid by all Service Shares of up to
 .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

(1) Processing purchase and redemption requests from customers and placing orders with the Company's transfer agent or the Company's distributor;

(2)  Processing dividend payments from the Company on behalf of customers;

(3) Providing sub-accounting for Service Shares beneficially owned by customers or the information necessary for sub-accounting; and

(4)  Providing other similar services.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Selling Shares

Customers of institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders to PFPC and crediting their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates the certificates must accompany the redemption request.


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[GRAPHIC]                                                                     11
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--------------------------------------------------------------------------------
                             About Your Investment
--------------------------------------------------------------------------------
                                                                     (continued)


Institutions may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 12 noon (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the same business day, provided that the funds' custodian is also open for business. Payment for redemption orders received between 12 noon (Eastern time) and 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company, although institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.

Persons who were Shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund may redeem for cash some or all of their shares of the fund at any time by sending a written redemption request in proper form to BlackRock Funds, c/o PFPC Inc., P.O. Box 8950, Wilmington, DE 19899-8950. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.

The fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption


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12                                                                     [GRAPHIC]

--------------------------------------------------------------------------------
                             About Your Investment
--------------------------------------------------------------------------------


proceeds, it is necessary to send a written request to BlackRock Funds c/o PFPC Box 8950, Wilmington, DE 19899-8950.

The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC(R) Fund may also purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

If a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group) no longer meets the eligibility standards for purchasing Service Shares, then the shareholder's Service Shares will be converted to Investor A Shares of the same fund having the same total net asset value as the shares converted. Investor A Shares are currently authorized to bear additional service and distribution fees at the total annual rate of .20% of average daily net assets. If a shareholder acquiring Service Shares on or after May 1, 1998 later becomes eligible to purchase Institutional Shares (other than due to changes in market value), then the shareholder's Service Shares will be converted to Institutional Shares of the same fund having the same total net asset value as the shares converted.

The Company's Rights

The Company may:

     . Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940,

     . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the second paragraph of the section "Selling Shares" above, and

     . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below


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--------------------------------------------------------------------------------
                             About Your Investment
--------------------------------------------------------------------------------
                                                                     (continued)


     . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.

Accounts With Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed. If a customer has agreed with an institution to maintain a minimum balance in his or her account, and the balance in the account falls below the minimum, the customer may be obligated to redeem all or part of his or her shares in the fund to the extent necessary to maintain the minimum balance required.

Market Timing

The fund is not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.

Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $203.8 billion of assets under management as of December 31, 2000. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified


--------------------------------------------------------------------------------
14                                                                     [GRAPHIC]

--------------------------------------------------------------------------------
                             About Your Investment
--------------------------------------------------------------------------------


financial services companies in the United States. BlackRock Institutional Management Corporation (BIMC), an affiliate of BlackRock located at 400 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the Company.

For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2000, the aggregate advisory fees paid by the fund to BlackRock as a percentage of average daily net assets was .22%.

The total annual advisory fees that can be paid to BlackRock on behalf of the fund (as a percentage of average daily net assets) is as follows:

                                                                 INVESTMENT
AVERAGE DAILY NET ASSETS                                         ADVISORY FEE
First $1 billion                                                    .450%
$1 billion-$2 billion                                               .400%
$2 billion-$3 billion                                               .375%
more than $3 billion                                                .350%

As discussed above, BlackRock has agreed to cap the fund's net expenses at the levels shown in the fund's expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of the fund through February 1, 2002 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. The expense limit for the fund (which applies to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of the fund) is .310% of average daily net assets.

If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.


--------------------------------------------------------------------------------
[GRAPHIC]                                                                     15

--------------------------------------------------------------------------------
                             About Your Investment
--------------------------------------------------------------------------------
                                                                     (continued)
Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are declared daily and paid monthly within five business days after the end of the month. The Company's Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12 noon (Eastern time) receive dividends for that day. Shareholders whose redemption orders have been received by 12 noon (Eastern time) do not receive dividends for that day.

Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to shareholders at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these investments.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. All other distributions other than exempt-interest dividends will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

Important Notice Regarding Delivery of Shareholder Documents

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.


--------------------------------------------------------------------------------
16                                                                     [GRAPHIC]

(Continued from inside front cover)


--------------------------------------------------------------------------------
 Purchases, Redemptions & Exchanges (Continued)

Wire, Telephone and Exchange Procedures:

Wire purchases, telephone redemptions and exchanges will be processed at the 12:00 noon Eastern time net asset value determination next occurring after your order is received and accepted by Westcore/SSB. An order will not be accepted unless payment is received by Westcore/SSB in acceptable form and in sufficient time to reasonably allow for entry of the order before such determination. Purchases by wire may be accepted only for existing accounts. Investors redeeming by wire may be charged a wire fee by their financial institution. Wire redemption proceeds are generally transmitted by Westcore/SSB to Westcore investors on the next business day following the date of redemption. Exchanges into a Westcore fund will be processed at Westcore's net asset value determination next occurring after the 12:00 noon Eastern time net asset value determination time when your money market fund account is processed. Exchanges into your money market fund account will be processed at the Money Market Portfolio's 12:00 noon Eastern time net asset value determination next occurring after your Westcore account is processed. Please call 1-800-392-CORE for additional information and instructions regarding wire purchases, telephone redemption, and exchange procedures.

Automated Transactions:

You may place transactions or access your account automatically through the Westcore Trans@ction Center located at www.westcore.com or through the Westcore Automated Service Line at 1-800-392-CORE (2673).

OTHER INFORMATION--Retirement Plans:

IRAs, SEP-IRAs, and other such plans are charged an annual fee of $10 per account, including any Westcore Funds account, up to a maximum of $30 per taxpayer identification number. The annual fee, if not earlier paid, is usually deducted in the first calendar quarter of the year or upon redemption of the account. [_]

                                       Westcore Investor Service Representative
                                       For additional information on these or
                                       other options, please call a Westcore
                                       Investor Service Representative toll free at 1-800-392-CORE (2673), or visit the
                                       Westcore website at www.westcore.com. [_]

--------------------------------------------------------------------------------
[GRAPHIC]  The above are supplemental transaction instructions and are not part of the prospectus.

--------------------------------------------------------------------------------
        WESTCORE FUNDS           Better research makes the difference.
--------------------------------------------------------------------------------

                                 370 17th Street, Suite 3100
                                 Denver, CO 80202

                                 1-800-392-CORE (2673)

                                 www.westcore.com


                                 Westcore Funds are distributed by
                                 ALPS Mutual Funds Services Inc.

                                BLACKROCK FUNDS(SM)

                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Money Market, Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, New Jersey Municipal Money Market, Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Mid-Cap Value Equity, Micro-Cap Equity, International Equity, International Emerging Markets, International Small Cap Equity, Balanced, Small Cap Growth Equity, Mid-Cap Growth Equity, Select Equity, Managed Income, Tax-Free Income, Intermediate Government Bond, Delaware Tax-Free Income, Kentucky Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, International Bond, New Jersey Tax-Free Income, Core Bond Total Return, GNMA, High Yield Bond, Core PLUS Total Return, Global Communications, Global Science & Technology, European Equity and Asia Pacific Equity Portfolios (collectively, the "Portfolios") of BlackRock Funds(SM) (the "Fund"). The Money Market, Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios are called "Money Market Portfolios," the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios are called "Municipal Money Market Portfolios," the Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Mid-Cap Value Equity, Micro-Cap Equity, Global Communications, Global Science & Technology, European Equity, International Equity, International Emerging Markets, International Small Cap Equity, Asia Pacific Equity, Balanced, Small Cap Growth Equity, Mid-Cap Growth Equity and Select Equity Portfolios are called "Equity Portfolios" and the Managed Income, Tax-Free Income, Intermediate Government Bond, Delaware Tax-Free Income, Kentucky Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, International Bond, New Jersey Tax-Free Income, Core Bond Total Return, Core PLUS Total Return, GNMA and High Yield Bond Portfolios are called "Bond Portfolios." The Equity Portfolios and the Bond Portfolios are also called "Non-Money Market Portfolios." This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Fund dated January 28, 2001, each as amended from time to time (the "Prospectuses"). Certain information contained in the Fund's and The U.S. Large Company Series of The DFA Investment Trust Company's annual reports to shareholders is incorporated by reference herein. Prospectuses and current shareholder reports of the Fund may be obtained from the Fund's distributor at no charge by calling toll-free (800) 441-7379. This Statement of Additional Information is dated January 28, 2001.

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT POLICIES............................................................1

SPECIAL CONSIDERATIONS FOR STATE-SPECIFIC PORTFOLIOS..........................29

ADDITIONAL INVESTMENT LIMITATIONS.............................................55

TRUSTEES AND OFFICERS.........................................................61

THE FUND......................................................................61

THE TRUST.....................................................................64

SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND.................................67

INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICING
 ARRANGEMENTS.................................................................68

EXPENSES......................................................................88

PORTFOLIO TRANSACTIONS........................................................88

PURCHASE AND REDEMPTION INFORMATION...........................................94

VALUATION OF PORTFOLIO SECURITIES............................................114

PERFORMANCE INFORMATION......................................................116

TAXES........................................................................148

ADDITIONAL INFORMATION CONCERNING SHARES.....................................156

MISCELLANEOUS................................................................157

FINANCIAL STATEMENTS.........................................................161

APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

                               INVESTMENT POLICIES

         The following supplements information contained in the Prospectuses concerning the Portfolios' investment policies. To the extent that an investment strategy is discussed in this Statement of Additional Information but not in the Prospectuses, such strategy is not a principal strategy of the Portfolios. Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.

         The Index Equity Portfolio invests all of its investable assets in The U.S. Large Company Series (the "Index Master Portfolio") of The DFA Investment Trust Company (the "Trust"). Accordingly, the following discussion relates to:
(i) the investment policies of all the Portfolios including the Index Equity Portfolio; and (ii) where indicated the investment policies of the Index Master Portfolio.

Additional Information on Investment Strategy

         Equity Portfolios. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts.

         The Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios will invest primarily in securities of established companies. For this purpose, an established company is one which, together with its predecessors, has at least three years of continuous operating history.

         Countries in which the European Equity Portfolio may invest include:
Austria, Belgium, Bulgaria, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Sweden, Switzerland and the United Kingdom. Countries in which the Asia Pacific Equity Portfolio may invest include: Australia, Bangladesh, China, Hong Kong, India, Indonesia, Japan, South Korea, North Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam.

         The Global Science & Technology Portfolio may invest more than 25% of its total assets in any one industry or industries included in the science and/or technology sectors (as defined in its Prospectuses). The Global Communications Portfolio will invest more than 25% of its total assets in any one industry or industries included in the communications technology sector (as defined in its Prospectuses). This would expose the Global Science & Technology Portfolio and the Global Communications Portfolio to the risks of that industry or industries to a greater extent than a mutual fund that did not so concentrate its investments.

         From time to time each of the Equity Portfolios may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce, and have in fact produced, substantial gains for certain portfolios. There is no assurance that any Portfolio will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. Stocks of some newly-public companies may decline shortly after the initial public offering.

         Index Equity and Index Master Portfolios. During normal market conditions, the Index Master Portfolio (in which all of the assets of the Index Equity Portfolio are invested) invests at least 95% of the value of its total assets in securities included in the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index")1. The Index Master Portfolio intends to invest in all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. The Index Master Portfolio operates as an index portfolio and, therefore, is not actively managed (through the use of economic, financial or market analysis). Adverse performance will ordinarily not result in the elimination of a stock from the Portfolio. The Portfolio will remain fully invested in common stocks even when stock prices are generally falling. Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, including mergers,

--------------
1 "Standard & Poor's", "S&P", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund and The DFA Investment Trust Company.

reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Portfolio's shares. The investment performance of the Index Master Portfolio and the Index Equity Portfolio is expected to approximate the investment performance of the S&P 500 Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

         Neither the Index Equity Portfolio nor the Index Master Portfolio are sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Index Equity Portfolio or the Index Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Index Equity Portfolio or the Index Master Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Index Equity Portfolio and the Index Master Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Index Equity Portfolio or the Index Master Portfolio. S&P has no obligation to take the needs of the Index Equity Portfolio or the Index Master Portfolio or their respective owners into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index Equity Portfolio or the Index Master Portfolio or the timing of the issuance or sale of the Index Equity Portfolio or the Index Master Portfolio or in the determination or calculation of the equation by which the Index Equity Portfolio or the Index Master Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index Equity Portfolio or Index Master Portfolio.

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

         Balanced Portfolio. Fixed income securities purchased by the Balanced Portfolio may include domestic and dollar-denominated foreign debt securities, including bonds, debentures, notes, equipment lease and trust certificates, mortgage-related and asset-backed securities, guaranteed investment contracts
(GICs), obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and state and local municipal obligations. These securities will be rated at the time of purchase within the four highest rating groups assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or another nationally recognized statistical rating organization. If unrated, the securities will be determined at the time of purchase to be of comparable quality by the sub-adviser. Securities rated "Baa" by Moody's or "BBB" by S&P, respectively, are generally considered to be investment grade although they have speculative characteristics. If a fixed income security is reduced below Baa by Moody's or BBB by S&P, the Portfolio's sub-adviser will dispose of the security in an orderly fashion as soon as practicable. Investments in securities of foreign issuers, which present additional investment considerations as described below under "Foreign Investments," will be limited to 5% of the Portfolio's total assets.

         The Balanced Portfolio may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) and state and local government obligations. Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Municipal obligations may be purchased when the Portfolio's sub-adviser believes that their return, on a pre-tax basis, will be comparable to the returns of other permitted investments. Dividends paid by the Portfolio that are derived from interest on municipal obligations will be taxable to shareholders.

         Bond Portfolios. Each Bond Portfolio will normally invest at least 80% of the value of its total assets in debt securities. The Pennsylvania Tax-Free Income Portfolio, New Jersey Tax-Free Income Portfolio and Ohio Tax-Free Income Portfolio, Delaware Tax-Free Income Portfolio and Kentucky Tax-Free Income Portfolio (the

"State-Specific Tax-Free Portfolios") and the Tax-Free Income Portfolio (together with the State-Specific Tax-Free Portfolios, the "Tax-Free Portfolios") will invest, during normal market conditions, at least 80% of their net assets in obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities the interest on which the portfolio manager believes is exempt from regular Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Municipal Obligations"). Each State-Specific Tax-Free Portfolio also intends to invest at least 65% of its net assets (65% of its total assets with respect to the Delaware and Kentucky Tax-Free Income Portfolios) in Municipal Obligations of issuers located in the particular state indicated by its name ("State-Specific Obligations"). In addition, the New Jersey Tax-Free Income Portfolio intends to invest at least 80% of its total assets in New Jersey State-Specific Obligations and in securities issued by the U.S. Government, its agencies and instrumentalities ("U.S. Government Obligations").

         The Low Duration Bond Portfolio will seek to maintain a duration for its portfolio in a range of +/-20% of the current duration of the Merrill Lynch 1-3 Year Treasury Index. The Government Income Portfolio will seek to maintain an interest rate sensitivity within a range comparable to that of 7 to 10 year U.S. Treasury bonds.

Money Market Portfolios.

         The investment objective of the Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations, that are available in the money markets. In particular, the Portfolio may invest in:

         (a) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

         (b) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody's, F-2 or higher by Fitch Investors Service, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW"), as well as high quality corporate bonds rated (at the time of purchase) AA or higher by S&P, Fitch or TBW or AA or higher by Moody's;

         (c) unrated notes, paper and other instruments that are of comparable quality as determined by the Portfolio's sub-adviser under guidelines established by the Fund's Board of Trustees;

         (d) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

         (e) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;

         (f) dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

         (g) guaranteed investment contracts issued by highly-rated U.S. insurance companies;

         (h) securities issued or guaranteed by state or local governmental bodies;

         (i)  repurchase agreements relating to the above instruments; and

         (j) municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

     The investment objective of the U.S. Treasury Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It pursues this objective by investing exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such obligations.

     The investment objective of the Municipal Money Market Portfolio is to provide as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining liquidity and stability of principal. It pursues this objective by investing substantially all of its assets in short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities ("Municipal Obligations").

     The investment objective of the New Jersey Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio and Virginia Municipal Money Market Portfolio (the "State-Specific Municipal Portfolios") is, for each Portfolio, to seek as high a level of current income exempt from Federal, and to the extent possible, state income tax of the specific state in which a Portfolio concentrates, as is consistent with maintaining liquidity and stability of principal.

     The Municipal Money Market Portfolio and the State-Specific Municipal Portfolios (together, the "Municipal Portfolios") seek to achieve their investment objectives by primarily investing in:

     (a) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;

     (b) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, or F-2 or higher by Fitch;

     (c) municipal bonds rated Aa or higher by Moody's or AA or higher by S&P or Fitch;

     (d) unrated notes, paper or other instruments that are of comparable quality as determined by the Portfolios' sub-adviser under guidelines established by the Fund's Board of Trustees; and

     (e) municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

     All securities acquired by the Portfolios will be determined at the time of purchase by the Portfolios' sub-adviser, under guidelines established by the Fund's Board of Trustees, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees.

     Each Portfolio is managed so that the average maturity of all instruments held by it (on a dollar-weighted basis) will not exceed 90 days. In no event will a Portfolio purchase securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Portfolios invest may not earn as high a level of income as longer term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

Additional Information on Portfolio Investments

         Communication Technology Companies. Companies in the rapidly changing field of communication technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Global Communications Portfolio's shares may be susceptible to factors affecting the communication technology area and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular sector. As such, the Portfolio is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The communication technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on this area. Additionally, companies in this area may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

         Certain of the companies in which the Portfolio invests may allocate greater than usual amounts to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. Companies in which the Portfolio invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence, or by the loss of patent protection or other proprietary rights. In addition, communication technology companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to such disruptions.

         The Global Communications Portfolio's concentration in the securities of communication technology related companies exposes it to the price movements of companies in this sector more than a mutual fund that invests in many sectors. Because the Portfolio invests primarily in the communication technology sector, there is the risk that the Portfolio will perform poorly during a downturn in that sector. Funds that concentrate investments in one sector may be subject to rapidly changing asset inflows and outflows. The volatile nature of the communication technology area could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the Portfolio, in some cases, well above the level at which it was originally purchased.

         Science and Technology Companies. Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Global Science & Technology Portfolio's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular sector. As such, the Portfolio is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

         Certain of the companies in which the Portfolio invests may allocate greater than usual amounts to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Portfolio invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.

         The Global Science & Technology Portfolio's concentration in the securities and technology related companies exposes it to the price movements of companies in those sectors more than a mutual fund that invests in many sectors. Because the Portfolio invests primarily in the science and technology sectors, there is the risk that the Portfolio will perform poorly during a downturn in one or both of those sectors. Funds that concentrate investments in a small number of sectors may be subject to rapidly changing asset inflows and outflows. The volatile nature of the technology and science areas could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the Portfolio, in some cases, well above the level at which it was originally purchased.

         Reverse Repurchase Agreements and Other Borrowings. Each Equity and Bond Portfolio (including the Index Master Portfolio) is authorized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio's securities. Borrowings may be made by each Portfolio through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such Agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). A Portfolio will use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Index Master Portfolio does not intend to invest in reverse repurchase agreements. The Bond Portfolios (except the Tax-Free Portfolios) and the Balanced Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liquid securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets (33% in the case of the Index Master Portfolio). In addition, the Bond Portfolios (except the Tax-Free Portfolios) and the Balanced Portfolio may borrow up to an additional 5% of its total assets for temporary purposes. Whenever borrowings exceed 5% of a Portfolio's total assets, the Equity Portfolios (other than the Index Master Portfolio and the Balanced Portfolio) will not make any investments.

         The Money Market and U.S. Treasury Money Market Portfolios may enter into reverse repurchase agreements for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient).

         Variable and Floating Rate Instruments. The Balanced and Bond Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for a Portfolio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

         Each Money Market Portfolio may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 13 months but will, in any event, permit a Portfolio to demand payment of the principal of the instrument at least once every 13 months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the particular Portfolio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

         With respect to purchasable variable and floating rate instruments, the adviser or sub-adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

         Bank Loans. The High Yield Bond Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). The High Yield Bond Portfolio may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). The High Yield Bond Portfolio considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the High Yield Bond Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Portfolio's sub-adviser to be creditworthy. When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

         The High Yield Bond Portfolio may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolio anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market will have an adverse impact on the value of such instruments and on the Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Fund's Board of Trustees has adopted procedures for the Portfolio to determine whether Assignments and Participations purchased by the Portfolio are liquid or illiquid for purposes of the Portfolio's limitation on investment in illiquid securities. Pursuant to those procedures, these securities will not be considered illiquid so long as it is determined by the Portfolio's sub-adviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that the Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio's assets invested in illiquid assets would increase.

         Preferred Stock. The High Yield Bond Portfolio and the Core PLUS Total Return Portfolio each may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

         Convertible Securities. The High Yield Bond Portfolio and the Core PLUS Total Return Portfolio each may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. The High Yield Bond Portfolio will treat investments in convertible debt securities as debt securities for purposes of its investment policies.

         Pay-in-kind Bonds. The High Yield Bond Portfolio and the Core PLUS Total Return Portfolio each may invest in Pay-in-kind, or PIK, bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the High Yield Bond Portfolio may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the High Yield Bond Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

         Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. Each Portfolio may purchase bank obligations, such as certificates of deposit, notes, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of each Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

         The Index Master Portfolio may purchase obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired by the Index Master Portfolio if the bank has assets in excess of $1 billion.

         To the extent consistent with their investment objectives, the Money Market and Bond Portfolios (except the Tax-Free Portfolios) may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Bond Portfolios and the Money Market Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

         Mortgage Related and Asset-Backed Securities. The Balanced and Bond Portfolios (except the Tax-Free Portfolios) may make significant investments in residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of a Portfolio, the maturity of mortgage-related and other asset-backed securities held by the Portfolio will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

         The relationship between prepayments and interest rates may give some high-yielding mortgage- related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely. To the extent that a Portfolio purchases asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Portfolio's principal investment to the extent of premium paid.

         The Portfolios may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. ("PNC Mortgage") or Midland Loan Services, Inc. ("Midland") (or Sears Mortgage if PNC Mortgage succeeded to rights and duties of Sears Mortgage) or mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or their affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates.

         The GNMA Portfolio will invest primarily in GNMAs, and may make significant investments in other residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

         The GNMA Portfolio may acquire several types of mortgage-related securities. GNMAs are typically mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages.

         To maintain greater flexibility, the GNMA Portfolio may invest in instruments which have the characteristics of futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

         Although under normal market conditions they do not expect to do so, each Money Market Portfolio may invest in mortgage-related securities issued by the U.S. Government or its agencies or instrumentalities or issued by private companies.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Bond Portfolios and the Balanced Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as "regular" interests or "residual" interests. The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO and REMIC interests. The Portfolios do not currently intend to purchase residual interests. The markets for CMOs and REMICs may be more illiquid than those of other securities.

         Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC

Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

         FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

         For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("Pcs"). Pcs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."

         U.S. Government Obligations. The Balanced and Bond Portfolios (and, to the extent consistent with their investment objectives, the Money Market Portfolios) may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts ("TIGRs") and certificates of accrual on Treasury certificates ("CATs")). The Balanced Portfolio may purchase these certificates, as well as Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their "face value" and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         Examples of the types of U.S. Government obligations which the Portfolios may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General

Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

         The Index Master Portfolio may purchase (i) debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds, and (ii) obligations issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies, including FNMA, Federal Home Loan Bank and the Federal Housing Administration.

         Supranational Organization Obligations. The Portfolios may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

         Lease Obligations. The Portfolios (other than the Index Master Portfolio) may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations").

         The Sub-Adviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the Sub-Adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate;
(vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

         The Municipal Money Market Portfolios will only invest in lease obligations with puts that (i) may be exercised at par on not more than seven days notice, and (ii) are issued by institutions deemed by the sub-adviser to present minimal credit risks. Such obligations will be considered liquid. However, a number of puts are not exercisable at the time the put would otherwise be exercised if the municipal borrower is not contractually obligated to make payments (e.g., an event of nonappropriation with a "nonappropriation" lease obligation). Under such circumstances, the lease obligation while previously considered liquid would become illiquid, and a Portfolio might lose its entire investment in such obligation.

         Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer's obligations on such securities, which may increase a Portfolio's operating expenses and adversely affect the net asset value of a Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not have the right to take possession of the assets. Any income derived from a Portfolio's ownership or operation of such assets may not be tax-exempt. In addition, a Portfolio's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

         Commercial Paper. The Money Market Portfolios may purchase commercial paper rated in one of the two highest rating categories of a nationally recognized statistical rating organization ("NRSRO"). The Non-Money

Market Portfolios, except the High Yield Bond Portfolio and the Index Master Portfolio, may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by a Portfolio's adviser or sub-adviser, "high quality" issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. The High Yield Bond Portfolio may purchase commercial paper of any rating. The Index Master Portfolio may purchase commercial paper rated (at the time of purchase) "A-1" or better by S&P or "Prime-1" by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated "Aaa" by Moody's or "AAA" by S&P, and having a maximum maturity of nine months. These ratings symbols are described in Appendix A.

         Commercial paper purchasable by each Portfolio includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

         Repurchase Agreements. Each Equity and Bond Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

         Each Money Market Portfolio may enter into repurchase agreements. The securities held subject to a repurchase agreement by a Money Market Portfolio may have stated maturities exceeding 13 months, so long as the repurchase agreement itself matures in less than 13 months.

         The repurchase price under the repurchase agreements generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement. The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

         The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

         Certain of the Money Market Portfolios may enter into repurchase agreements involving IO or PO securities related to CMOs issued by U.S. Government agencies and instrumentalities. IOs and POs are subject to the risks described in "-Stripped and Zero Coupon Obligations" and CMOs are subject to the risks described in "-Mortgage Related and Asset-Backed Securities" above.

         The Index Master Portfolio may enter into repurchase agreements, but will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total assets would be so invested. The Index Master Portfolio will also only invest in repurchase agreements with a bank if the bank has at least $1 billion in assets and is approved by the Investment Committee of Dimensional Fund Advisors Inc. ("DFA"). DFA will monitor the market value of transferred securities plus any accrued interest thereon so that the value of such securities will at least equal the repurchase price. The securities underlying the repurchase agreements will be limited to U.S. Government and agency obligations described under "U.S. Government Obligations" above.

         Investment Grade Debt Obligations. Each of the Money Market Portfolios may invest in securities in the two highest rating categories of NRSROs. The Non-Money Market Portfolios, except the Index Master Portfolio and the Intermediate Government Bond, Government Income and GNMA Portfolios, may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by a Portfolio's adviser or sub-adviser. The Intermediate Government Bond, Government Income and GNMA Portfolios may invest in debt securities rated Aaa by Moody's or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of a Portfolio is subsequently downgraded below investment grade, the Portfolio's adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.

         The Index Master Portfolio may invest in non-convertible corporate debt securities which are issued by companies whose commercial paper is rated "Prime-1" by Moody's or "A-1" by S&P and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least "AA" by S&P or "Aa2" by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Index Master Portfolio's investment adviser must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least "AA" or "Aa2."

         See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

         Non-Investment Grade Securities. Each of the High Yield Bond, Low Duration Bond and the Core PLUS Total Return Portfolios may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds."

         High yield securities are bonds that are issued by a company whose credit rating (based on rating agencies' evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated "Ba" or lower by Moody's or "BB" or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

         While the market values of high yield securities tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

         During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio's net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

         The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Portfolio may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio's assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

         The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Portfolio's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

         When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain of a Portfolio's liquid securities may become illiquid and the proportion of the Portfolio's assets invested in illiquid securities may significantly increase.

         The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities the Portfolio holds. Because of this, the Portfolio's performance may depend more on the sub-adviser's own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see Appendix A.

         In selecting non-investment grade securities, the sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Portfolio. The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests. If a security's rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio's sub-adviser will consider whether the Portfolio should continue to hold the security.

         In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio's rate of return is based.

         The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

         Each of the High Yield Bond and the Core PLUS Total Return Portfolios may invest in securities rated in the category "C" and above or determined by the sub-adviser to be of comparable quality. Securities rated "C" are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

         Mezzanine Investments. The High Yield Bond Portfolio may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

         Collateralized Bond Obligations. The High Yield Bond Portfolio may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

         When-Issued Purchases and Forward Commitments. Each Portfolio (other than the Index Master Portfolio) may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment," including "TBA" (to be announced) basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

         When a Portfolio agrees to purchase securities on this basis, the custodian will set aside liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitments. It may be expected that the market value of a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Portfolio expects that its forward commitments and commitments to purchase when-issued or TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

         If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

         When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         Rights Offerings and Warrants to Purchase. Each Equity Portfolio (except the Index Master Portfolio, which may only acquire warrants as a result of corporate actions involving its holdings of other equity securities), the Core PLUS Total Return Portfolio and the High Yield Bond Portfolio (in connection with its purchase of mezzanine investments) may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Portfolio in units or attached to other securities are not subject to this restriction.

         Foreign Investments. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

         A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations.

         In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

         The International Bond Portfolio will invest primarily, and the High Yield Bond Portfolio may invest, in debt securities of foreign issuers and foreign currencies. Each of the Managed Income and Core Bond Total Return Portfolios may invest up to 10% of its total assets and each of the Low Duration Bond and the Core PLUS Total Return Portfolios may invest up to 20% of its total assets in debt securities of foreign issuers. These investments may be on either a currency hedged or unhedged basis, and may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, each Bond Portfolio may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio's performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under "Interest Rate and Currency Transactions" and "Options and Futures Contracts."

         To maintain greater flexibility, a Bond Portfolio may invest in instruments which have the characteristics of futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures, currencies and securities, including volatility and illiquidity.

         Foreign investments of the Bond Portfolios may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Community; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the European Currency Unit (ECU); and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

         The International Emerging Markets Portfolio will invest its assets in countries with emerging economies or securities markets. The High Yield Bond Portfolio may invest up to 10% of its total assets in securities of emerging markets issuers, although typically it will not hold any of these investments. The International Bond Portfolio may also invest in emerging markets issuers. The Core PLUS Total Return Portfolio may invest its assets in countries with emerging economies or securities markets. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

         The expense ratios of the Portfolios investing significantly in foreign securities can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

         Brady Bonds. The High Yield Bond Portfolio's and the Core PLUS Total Return Portfolio's emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations (primarily emerging market countries) to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. A significant amount of the Brady Bonds that the High Yield Bond Portfolio may purchase have no or limited collateralization, and the High Yield Bond Portfolio will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Portfolio may invest are likely to be acquired at a discount.

         ADRs, EDRs and GDRs. Each Equity Portfolio (other than the Index Master Portfolio) and the Core PLUS Total Return Portfolio may invest in both sponsored and unsponsored American Depository Receipts

("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under "Foreign Investments."

         The Euro. On January 1, 1999, 11 European countries implemented a new currency unit, the Euro, which is expected to replace the existing national currencies of these countries by July 1, 2001, and to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The countries that initially converted or tied their currencies to the Euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Participating governments will issue their bonds in Euros, and monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank.

         Although it is not possible to predict the impact of the Euro implementation plan on the Portfolios, the transition to the Euro may change the economic environments and behavior of investors, particularly in European markets. For example, investors may begin to view those countries using the Euro as a single entity, and the Portfolios' adviser or sub-adviser may need to adapt its investment strategy accordingly. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

         Options and Futures Contracts. To the extent consistent with its investment objective, each Equity and Bond Portfolio (other than the Index Master Portfolio) may write (i.e. sell) covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Bond, International Equity, International Emerging Markets and International Small Cap Equity Portfolios, cross-hedging. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities, or, in the case of the International Bond, International Equity, International Emerging Markets and International Small Cap Equity Portfolios, foreign currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written), there is no limit on the amount of a Portfolio's assets that can be put at risk through the use of options. Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

         To the extent consistent with its investment objective, each Equity and Bond Portfolio may also invest in futures contracts and options on futures contracts (interest rate futures contracts or index futures contracts, as applicable) to commit funds awaiting investment or maintain cash liquidity or, except with respect to the Index Master Portfolio, for other hedging purposes. These instruments are described in Appendix B to this Statement of Additional Information. The value of a Portfolio's contracts may equal or exceed 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets. There is no limit on the amount of a Portfolio's assets that can be put at risk through the use of futures contracts.

         To maintain greater flexibility, each of the High Yield Bond and the Core PLUS Total Return Portfolios may invest in instruments which have the characteristics of futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

         Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

         A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

         The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-adviser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and
(e) the possibility that the counterparty will default in the performance of its obligations.

         The Fund intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Portfolios from registration as a "commodity pool operator."

         Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Portfolio will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

         When a Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

         There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         Interest Rate Transactions and Currency Swaps. The Balanced and Bond Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolios may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

         In addition, each of the International Bond and the Core PLUS Total Return Portfolios may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (transaction hedging) and to protect the value of specific portfolio positions (position hedging). The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts (futures contracts). The Portfolio may also purchase exchange-listed and over-the-counter call and put options on futures contracts and on foreign currencies, and may write covered call options on up to 100% of the currencies in its portfolio. In order to protect against currency fluctuations, the International Bond Portfolio may enter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolio and another party to make or receive payments in specified currencies.

         The Bond and Balanced Portfolios may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The International Bond Portfolio may also enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies.

         A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

         A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap on a daily basis and will deliver an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess to a custodian that satisfies the requirements of the 1940 Act. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any interest rate or currency swap unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either "A" or "A-1" or better by S&P or Fitch, or "A" or "P-1" or better by Moody's.

         A Portfolio will enter into currency or interest rate swap, cap and floor transactions only with institutions deemed the creditworthy by the Portfolio's adviser or sub-adviser. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they are less liquid than swaps.

         Foreign Currency Transactions. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. A Portfolio may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A Portfolio may enter into forward foreign currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         Second, when a Portfolio's adviser or sub-adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

         A Portfolio may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, a Portfolio may hold both French government bonds and German government bonds, and the Adviser or Sub-Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.

         In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to a Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes.

         A separate account of a Portfolio consisting of liquid assets equal to the amount of the Portfolio's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio.

         Stand-by Commitments. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by a Portfolio will not exceed 1/2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

         Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in a sub-adviser's opinion, present minimal credit risks. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

         Municipal Investments. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

         Each Tax-Free and Municipal Portfolio and the Core PLUS Total Return Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commitment relates. The Tax-Free and Municipal Portfolios may also invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests.

         The amount of information regarding the financial condition of issuers of Municipal Obligations may be less extensive than the information for public corporations, and the secondary market for Municipal Obligations may be less liquid than that for taxable obligations. Accordingly, the ability of a Portfolio to buy and sell Municipal Obligations may, at any particular time and with respect to any particular securities, be limited. In addition, Municipal Obligations purchased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these institutions could cause loss to a Tax-Free Portfolio and affect its share price.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issuance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

         Tax-Exempt Derivatives. The Municipal Money Market Portfolios and the Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios (collectively, the "Money and Non-Money Market Municipal Portfolios") and the Core PLUS Total Return Portfolio may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. It is intended that any such tax-exempt derivatives held by the New Jersey Municipal Money Market Portfolio and the New Jersey Tax-Free Income Portfolio shall comply with N.J.S.A. 54A:6-14.1. A number of different structures have been used. For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities' fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment. A participation interest gives the Fund an undivided interest in a Municipal Obligation in the proportion the Fund's participation bears to the total principal amount of the Municipal Obligation, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments. The purchase of an interest in the trust can be financed through the trust at short term municipal interest rates in which the fund receives the difference of the underlying coupon and short term municipal rates. Since the fund borrows money in order to finance this trade it should be considered "leverage." The Money and Non-Money Market Municipal Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. It is intended that any such tax-exempt derivatives held by the New Jersey Municipal Money Market Portfolio and the New Jersey Tax-Free Income Portfolio shall comply with N.J.S.A. 54A:6-14.1. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

         Tax-Exempt Preferred Shares. The Non-Money Market Municipal Portfolios and the Core PLUS Total Return Portfolio may invest in preferred interests of other investment funds that pay dividends that are exempt from regular Federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed below. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. The Non-Money Market Municipal Portfolios will treat investments in tax-exempt preferred shares as investments in municipal bonds.

         Securities Lending. A Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or (except for the Index Master Portfolio) irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

         A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) "first tier" quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO's, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e. CD's, BA's and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated money market funds. Any such investments must be rated "first tier" and must have a maturity of 397 days or less from the date of purchase.

         While the Index Master Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Index Master Portfolio. The value of securities loaned may not exceed 33 1/3% of the value of the Index Master Portfolio's total assets. In connection with such loans, the Index Master Portfolio will receive collateral consisting of cash or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Index Master Portfolio will be able to terminate the loan at any time, will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Trust could experience delay in recovering the loaned securities. Management of the Trust believes that this risk can be controlled through careful monitoring procedures.

         Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, Fitch Investor Services, Inc. ("Fitch") and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. A Portfolio's adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its other investment strategies, there is no limit on the amount of unrated securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.

         Investment Companies. In connection with the management of their daily cash positions, the Equity Portfolios (other than the Index Master Portfolio) and the Core PLUS Total Return Portfolio may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. Such Portfolios may also invest in securities issued by other investment companies with similar investment objectives. The Bond Portfolios may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. The International Equity, International Emerging Markets, International Small Cap Equity and the Core PLUS Total Return Portfolios may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. The Index Equity Portfolio may also invest in Standard & Poor's Depository Receipts (SPARS) and shares of other investment companies that are structured to seek a similar correlation to the performance of the S&P 500 Index. Securities of other investment companies will be acquired within limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

         The Money Market Portfolios may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by a Portfolio within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

         Each Portfolio, other than the Index Equity Portfolio, currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.

         Stripped and Zero Coupon Obligations. To the extent consistent with their investment objectives, the Bond Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid. The International Bond Portfolio also may purchase "stripped" securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest ("IO" or interest-only), while the other class receives all of the principal ("PO" or principal-only). However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

         Each Bond Portfolio and the Balanced Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Taxes."

         Guaranteed Investment Contracts. The Bond Portfolios and the Money Market Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. Each Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

         Dollar Roll Transactions. To take advantage of attractive opportunities in the mortgage market and to enhance current income, the Balanced Portfolio and each Bond Portfolio (except the Tax-Free Portfolios) may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls. At the time a Portfolio enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. A Portfolio's dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

         Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

         Short Sales. The Balanced and Bond Portfolios may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolios may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When selling short "against-the-box," a Portfolio forgoes an opportunity for capital appreciation in the security.

         Interest Rate and Extension Risk. The value of fixed income securities in the Balanced and Bond Portfolios can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio's assets will vary. Although the Bond Portfolios' sub-adviser will normally attempt to structure each Portfolio to have a comparable duration to its benchmark as stated for that section, there can be no assurance that it will be able to do so at all times.

         Liquidity Management. Each Money Market Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolios' sub-adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of a Portfolio's assets will be held uninvested. Uninvested cash reserves will not earn income.

         As a temporary defensive measure if its sub-adviser determines that market conditions warrant, each Equity Portfolio (other than the Index Master Portfolio) may invest without limitation in high quality money market instruments. The Equity Portfolios may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. The Balanced Portfolio may also invest in these securities in furtherance of its investment objective. The Index Master Portfolio may invest a portion of its assets, normally not more than 5% of its net assets, in certain short-term fixed income obligations in order to maintain liquidity or to invest temporarily uncommitted cash balances. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

         Illiquid Securities. No Equity or Bond Portfolio will invest more than 15% (10% with respect to the Index Master Portfolio) and no Money Market Portfolio will invest more than 10% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. Each Equity, Bond and Money Market Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the adviser or sub-adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         Guarantees. A Portfolio may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer's payment obligations under a security if the issuer is unable to do so.

         Portfolio Turnover Rates. A Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser or sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. Higher than normal portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of a Portfolio's securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect a Portfolio's performance.

         Special Consideration Regarding the Ohio Tax-Free Income Portfolio. The Ohio Tax-Free Income Portfolio will not trade its securities for the purpose of seeking profits. For purposes of this policy, the Portfolio may vary its portfolio securities if (i) there has been an adverse change in a security's credit rating or in that of its issuer or in the adviser's or sub-adviser's credit analysis of the security or its issuer; (ii) there has been, in the opinion of the adviser and sub-adviser, a deterioration or anticipated deterioration in general economic or market conditions affecting issuers of Ohio Municipal Obligations, or a change or anticipated change in interest rates;
(iii) adverse changes or anticipated changes in market conditions or economic or other factors temporarily affecting the issuers of one or more portfolio securities make necessary or desirable the sale of such security or securities in anticipation of the Portfolio's repurchase of the same or comparable securities at a later date; or (iv) the adviser or sub-adviser engages in temporary defensive strategies.

              SPECIAL CONSIDERATIONS FOR STATE-SPECIFIC PORTFOLIOS

         This information regarding the State-Specific Portfolios is derived from official statements of certain issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

         Special Considerations Regarding Investments in Ohio State-Specific Obligations. The Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios (the "Ohio Portfolios") will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio State-Specific Obligations"). The Ohio Portfolios are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio State-Specific Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

         Generally, the creditworthiness of Ohio State-Specific Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

         There may be specific factors that at particular times apply in connection with investment in particular Ohio State-Specific Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio State-Specific Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

         Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 2000 is 11,353,140.

         While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

         In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, in recent years except 1999 the annual State rates were below the national rates (4.3% versus 4.5% in 1998, 4.3% versus 4.2% in 1999, and with State rates slightly higher than national rates in January through March and September and October 2000 but the same or slightly lower in April through August). The unemployment rate and its effects vary among geographic areas of the State.

         There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio State-Specific Obligations held in the Ohio Portfolios or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

         The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

         The 1992-93 biennium presented significant challenges to State finances successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.

         Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected, and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

         A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to its replenishment, $21 million was deposited in the BSF.

         None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

         The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, which, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF ($535.2 million) and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

         From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the 1996-97 biennium-ending GRF fund balance, $250 million went to school buildings, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to a State income tax reduction fund.

         The 1998-99 biennium ending GRF balances were $1.5 billion (cash) and $976 million (fund). Of that fund balance, $325.7 million was transferred to school building assistance, $46.3 million to the BSF, $90 million for classroom computers and interactive video distance learning, and the remaining amount to the State income tax reduction fund.

         The GRF appropriations acts for the current 2000-01 biennium (one for all education purposes, and one for general GRF purposes) were passed in June 1999 and promptly signed (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget and incorporated in the appropriations bills as introduced, and were included in the bills versions as passed by the House and the Senate and in the acts as passed and signed.

         From the June 30, 2000 FY ending GRF fund balance of over $855 million transfers were made in amounts of $610 million to the income reduction fund and $49 million to the BSF. The BSF had a December 20, 2000 balance of over $1 billion.

         The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

         By 17 constitutional amendments approved from 1921 to date (the latest adopted in 2000), Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At December 20, 2000, $1.72 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($29.6 million outstanding); (b) obligations for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1.27 billion outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($131.4 million outstanding, with no more than $50 million to be issued in any one year).

         The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

         A constitutional amendment approved by the voters in 1999 authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State ($130.1 million outstanding as of December 20, 2000) and facilities for State supported and assisted institutions of higher education ($300 million outstanding).

         That 1999 amendment also provided that State general obligation debt and other debt represented by direct obligations of the State (including lease-rental obligations authorized by the Ohio Building Authority and by the Treasurer and previously by the Ohio Public Facilities Commission), may not be issued if future FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

         A constitutional amendment approved by Ohio electors in November 2000 authorizes the issuance of State bonds for land conservation and revitalization purposes (including statewide brownfields clean-up). For each of the two purposes, not more than $50,000,000 in principal amount may be issued in any FY and not more than $200,000,000 in principal amount may be outstanding in accordance with their terms at any time. The bonds for conservation purposes will be State general obligations, and those for revitalization purposes will be special obligations of the State payable from revenues and receipts to be designated by the General Assembly.

         The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Building Authority and the State Treasurer, and previously by the Ohio Public Facilities Commission, over $4.83 billion of which were outstanding at December 20, 2000.

         In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of December 20, 2000) to be approximately $28 million (of which $23.9 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

         A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

         A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

         State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

         Local school districts in Ohio receive a major portion (state-wide aggregate of less than 50% in FY 2000) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 126 districts (as of December 20, 2000) on voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." In May 2000 the Ohio Supreme Court in a 4-3 decision concluded, as it had in 1997, that the State, even after crediting significant gubernatorial and legislative steps in recent years, did not comply with that requirement. It set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity. The Court maintains continuing jurisdiction, and has scheduled for June 2001 further review by it of State responses to its ruling. With particular respect to funding sources, the Supreme Court repeated its conclusion that property taxes no longer may be the primary means of school funding in Ohio, noting that recent efforts to reduce that historic reliance have been laudable but in its view insufficient.

         A small number of the State's 611 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and the aggregate annual dollar amount of loans ranged from over $11 million to over $113 million (including $90 million to one for restructuring its prior loans).

         Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

         For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) As of December 20, 2000, six municipalities were in "fiscal emergency" status and two in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision was applied to 10 districts with three on preliminary "fiscal watch" status.

         At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

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         Special Considerations Regarding Investment in Pennsylvania
State-Specific Obligations. The concentration of investments in Pennsylvania State-Specific Obligations by the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of those Portfolios and their portfolio securities. This section briefly describes current economic trends in Pennsylvania.

         Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases resulted in surpluses the following eight years. As of June 30, 1999, the General Fund had a surplus of $2,863 million. A relatively high proportion of persons 65 and older in the Commonwealth, court ordered increases in healthcare reimbursement rates and higher correctional program costs place increased pressures on the tax resources of the Commonwealth and its municipalities. The Commonwealth's debt burden remains moderate. Employment growth has shifted to the trade and service sectors, with losses in more high-paid manufacturing positions.

         Pennsylvania has historically been dependent on heavy industry, although declines over the past thirty years in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

         The population of Pennsylvania experienced a slight increase in the period 1990 through 1999, and has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with almost 79% of the 1990 census population residing in metropolitan statistical areas. The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise approximately 44% of the Commonwealth's total population.

         The Commonwealth utilizes the fund method of accounting and over 150 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare and transportation.

         The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund (the principal operating fund of the Commonwealth) and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although a negative balance was experienced applying generally accepted accounting principles ("GAAP") in the General Fund for fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses in subsequent years; and as of June 30, 1999, the General Fund had a surplus of $2,863 million. The deficit in the Commonwealth's unreserved/undesignated funds also had been eliminated.

         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion; (b) two corporations have challenged different aspects of the Pennsylvania capital stock/franchise tax; and (c) the School District of Philadelphia and others have brought suit in Federal court to declare the Commonwealth's system of funding public schools to be racially discriminatory and therefore illegal; by agreement of the parties that suit is in civil suspense until June 2001.

         The City of Philadelphia (the "City") experienced severe financial difficulties during the early 1990's which impaired its access to public credit markets. The City experienced a series of general fund deficits for fiscal years 1988 through 1992. Legislation was enacted in 1991 to create an Intergovernmental Cooperation Authority (the "Authority") to provide deficit reduction financing and fiscal oversight for Philadelphia. In order for the

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Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperation agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City. Philadelphia currently is operating under a five year plan approved by the Authority on May 16, 2000. The audited balance of the City's General Fund as of June 30, 1999 was approximately $205.7 million.

         The Authority's power to issue further bonds to finance capital projects or deficit expired on December 31, 1994, and its power to issue debt to finance a cash flow deficit expired December 31, 1996. Its ability to refund outstanding bonds is unrestricted. The Authority had $959.4 million in special revenue bonds outstanding as of June 30, 1999.

         Most recently, Moody's has rated the long-term general obligation bonds of the Commonwealth "Aa2," Standard & Poor's has rated such bonds "AA" and Fitch has rated such bonds "AA." There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

         Special Considerations Regarding Investment in North Carolina Tax-Exempt Obligations. The concentration of investments in North Carolina Tax-Exempt Obligations by the North Carolina Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the North Carolina Fund and its portfolio securities. This section briefly describes current economic trends in North Carolina. The information set forth below is derived from official statements prepared in connection with the issuance of North Carolina Tax-Exempt Obligations and other sources that are generally available to investors. The BB&T Funds has not independently verified this information.

         The State of North Carolina (the "State") has three major operating funds: the General Fund, the Highway Fund and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, insurance tax and tobacco products tax. State sales taxes on food, as well as the inheritance and soft drink taxes, have been eliminated, while a streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are federal funds collected by State agencies, university fees and tuitions, interest earned by the State Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

         Fiscal year 1998-1999 ended with a positive General Fund balance of $1,437.9 million. Along with additional reserves, $522.5 million was reserved in the Savings Reserve Account, $288.0 million was reserved in the Retirees' Health Premiums Reserve, $164.7 million was reserved in the Repairs and Renovations Reserve Account, and $31.1 million was reserved in the Clean Water Management Trust Fund. After additional reserves, the unreserved General Fund balance at the end of fiscal year 1998-1999 was $296.7 million.

         Fiscal year 1999-2000 ended with a positive General Fund balance of $447.5 million. Along with additional reserves, $37.5 million was reserved in the Savings Reserve Account, $117.7 million was reserved in the Retirees' Health Premiums Reserve, $7.1 million was reserved in the Repairs and Renovations Reserve Account, and $1.1 million was reserved in the Clean Water Management Trust Fund. Additionally, $240.0 million was reserved in the Intangibles Tax Refunds Reserve. After additional reserves, there was no balance remaining in the unreserved General Fund at the end of fiscal year 1999-2000. The ending General Fund balance does not include $541.9 million of unexpended funds designated to relief of Hurricane Floyd victims, which funds are to be expended during subsequent fiscal years.

         The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. For example, based on a modified accrual basis, the General Fund balance as of June 30, 1999 was $1,144.1 million.

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

         On June 30, 1999, the General Assembly adopted a $13.5 billion budget for fiscal year 1999-2000, an increase of 4.6% from the previous year, with no new taxes or tax relief. Primarily focusing on education, the General Assembly authorized 7.5% raises for teachers in the public schools and salary and tuition increases at community colleges and universities. Additionally, the General Assembly allocated $30 million to the Clean Water Management Trust Fund to provide grants and loans to local governments to clean up and protect rivers and streams and to preserve open spaces. The General Assembly also took action to reduce some taxes, including elimination of the sales tax on food (estimated cost of $185.5 million in fiscal year 1999-2000) and the inheritance tax (estimated cost of $52.5 million in fiscal year 1999-2000).

         Extraordinary events occurred during fiscal year 1999-2000 that caused significant stress on the budget for the fiscal year. In the fall of 1999, the State was the victim of two major hurricanes, Dennis and Floyd, in a period of a few weeks. In response to the devastation caused by these storms, a special session of the General Assembly was convened in December 1999 to create relief programs to address the damages, culminating in the enactment of legislation appropriating $836.6 million for disaster relief programs. The General Assembly funded the $836.6 million for Hurricane Floyd relief programs from $228.7 million of reallocated appropriations from department operating budgets and $607.9 million from unspent capital improvement appropriations and reserves, including $286 million from the Budget Stabilization Reserve, and the unappropriated fund balance. In addition, during 1998 and 1999, the State settled two major lawsuits involving taxes held to be illegally collected. The total amount paid for these settlements was $1,239 million, $400 million of which was paid in fiscal year 1998-1999 and another $599 million of which was paid in fiscal year 1999-2000. Additionally, actual revenues received during fiscal year 1999-2000 were below budget due in part to the hurricanes and a major winter storm in early 2000 that paralyzed much of the State for over a week.

         On account of the stress caused by these events on the budget for fiscal year 1999-2000, certain adjustments were made to assure that the budget for the fiscal year would remain balanced and to assure that the budget for fiscal year 2000-2001 would be balanced. In addition, approximately $98.7 million of tax refunds not paid before June 30, 2000 resulted in overstated revenues for fiscal year 1999-2000 by that amount. Due to the presence of these revenues, additional adjustments to balance the budget for fiscal year 1999-2000 were not required. The payment of these refunds after June 30, 2000 will result in a decrease in revenues for fiscal year 2000-2001 by a like amount. In the past, payments for teacher salaries for services rendered in a fiscal year have been funded as an expenditure in that fiscal year's budget, even though payments would be made after June 30. The State deferred funding of $271 million required for the payment of teacher salaries to be paid after fiscal year 1999-2000 to fund a reserve to pay the final $240 million settlement payment on one of the lawsuits referred to above. This final payment settling these cases was made by the State on July 10, 2000. In the budget for fiscal year 2000-2001, the State reduced by $252 million the budgeted contributions to the State plans for employee's retirement ($191.3 million), retiree health benefits ($50 million), and death benefits ($10.9 million). This reduction was provided from the realization of a portion of the gains from the investment of amounts previously contributed to the plans and excess available reserves set aside for this purpose.

         On June 30, 2000, the General Assembly adopted a $14.1 billion budget for fiscal year 2000-2001, an increase of 4. 1 % from the previous year, with no new taxes or tax relief, although a streamlined sales tax collection system was implemented to improve collections, particularly as to out-of-state catalog and internet sales. Continuing to focus on education, the, General Assembly approved a $3.1 billion bond referendum for construction and renovation at the State's 16 university campuses and 59 community colleges. North Carolina's citizens approved the $3.1 billion bond package - the largest in State history - on November 7, 2000. The bonds will be issued over five years and paid back over 20 years. The General Assembly also authorized 6.5% raises for teachers in the public schools, bringing the State's teachers' salaries up to the national average. State employees received 4.2% raises and $500 bonuses to be disbursed in October 2000. The General Assembly placed $170 million over the next two years in reserve to help cover expected cost increases in the state employee's health insurance plan, and an additional $120 million was set aside to replenish the depleted State Emergency Reserves. The General Assembly also placed in reserve $100 million for the Repairs and Renovations Reserve Account, $14.9 million in the Reserve for Capital Improvements, $120 million in the Savings Reserve Account, and $30 million in the Clean Water Management Trust Fund.

         Under the State's constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.

         The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government's relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

         In 1998, the State approved a settlement agreement with the major tobacco companies for reimbursement of its smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years pursuant to this settlement agreement. In order to help communities in North Carolina injured by the decline of tobacco, the General Assembly has established a foundation which will receive 50% of these settlement payments. A trust fund for tobacco farmers and quota holders and another trust fund for health programs will each receive one-quarter of the remaining settlement payments. North Carolina has also entered into a separate $1.9 billion settlement with the major tobacco companies on behalf of tobacco farmers and quota holders. Payments into the National Tobacco Growers Settlement Trust are expected to average $155 million per year over a 12-year period which began in 1999.

         The economic profile of the State consists of a combination of industry, agriculture, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,866,100 jobs in 1999. The largest segment of jobs was approximately 802,700 in manufacturing. Based on July 1999 data from the United States Bureau of Labor Statistics, the State ranked tenth among the states in non-agricultural employment and eighth among the states in manufacturing employment. During the period from 1990 to 1999, per capita income in the State grew from $16,674 to $26,220, an increase of 57.3%. The North Carolina Employment Security Commission has estimated the seasonally adjusted unemployment rate in July 2000 to be 3.2% of the labor force, as compared with an unemployment rate of 4.0% nationwide. The labor force has grown from 2,855,300 in 1980 to 3,874,500 in 1999, an increase of 36%. The labor force has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy.

         No litigation of any kind is now pending (either in State or federal courts) or, to the knowledge of the Department of State Treasurer, threatened to restrain or enjoin the issuance or delivery of any North Carolina Tax-Exempt Obligations or in any manner questioning the proceedings or authority under which any North Carolina Tax-Exempt Obligations are issued or affecting the validity of any North Carolina Tax-Exempt Obligations. The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer, none of these cases would materially adversely affect the State's ability to meet its financial obligations.

         1. Leandro, et al, v. State of North Carolina and State Board of Education - School Funding. In 1994, students and boards of education in five counties in the State filed suit in superior court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students therein intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties' systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court's conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff s county is on-going. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on the outstanding claims.

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

         2. N.C. School Boards Association, et al. v. Harlan E. Boyles, State Treasurer, et al. - Use of Administration Payments. On December 14, 1998, plaintiffs, including the county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit in superior court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. For the last fiscal year for which information was available to them, plaintiffs allege liability of approximately $84 million. Until this matter is resolved, any refunds and interest will continue to accrue. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on the outstanding claims.

         3. Faulkenbury v. Teachers' and State Employees' Retirement System, Peele v. Teachers' and State Employees' Retirement System, and Woodard v. Local Governmental Employees' Retirement System - Disability Retirement Benefits. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The superior court ruled in favor of plaintiffs. The order was affirmed by the North Carolina Supreme Court in 1997. The case went back to the superior court for calculations of benefits and payment of retroactive benefits, along with determination of various remedial issues. As a result of the remedial proceedings, there have been two appeals to the appellate courts concerning calculation of the retroactive benefits, one of which has not been finally resolved. Plaintiffs previously submitted documentation to the court asserting that the cost in damages and higher prospective benefit payments to plaintiffs and class members would amount to $407 million. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated, depending in part on the pending appeal. Payments have been made by the State of approximately $84 million. The remaining liability for retroactive benefits is estimated by the State not to exceed $30 million. All retroactive payments and future benefit payments are payable from the funds of the retirement systems.

         4. Southeast Compact Commission - Disposal of Low-Level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-Level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. On July 10, 2000, the Compact filed a Motion For Leave to File Bill of Complaint and Bill of Complaint in the United States Supreme Court. The Motion seeks the Court's original jurisdiction to enforce sanctions imposed against North Carolina for the recovery of $89.9 million plus interest and attorneys' fees. The North Carolina Attorney General's office believes that sound legal arguments support the State's position on this matter.

         The State is also involved in numerous claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State did not disclose any proceedings that are expected by the North Carolina Attorney General to materially adversely affect the State's ability to meet its financial obligations.

         In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds. In November 1997, the State issued $250 million of the authorized highway bonds. In April 1998, the State issued an additional $450 million of the authorized school bonds. In April 1999, the State again issued an additional $450 million of the authorized school bonds. In September 2000, the State issued another $295 million of the authorized school bonds. The offering of the remaining $855 million of these authorized bonds is anticipated to occur over the next two to four years.

         On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds will provide grants and loans for needed water and sewer improvement projects for the State's municipalities, and fund programs to reduce pollution in the State's waterways. The natural gas bond issue will provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the

State's rural regions. In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds and natural gas facilities bonds and $20 million of which were solely natural gas facilities bonds. In October 1999, the State issued an additional $2.6 million of authorized clean water bonds. In September 2000, the State issued another $5 million of authorized natural gas facilities bonds. An offering of $219 million of authorized clean water and natural gas facilities bonds is anticipated during the next year.

         A bond referendum was held on November 7, 2000 to approve the issuance of $3.1 billion of general obligation bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State. The bond referendum was overwhelmingly approved by 73% of North Carolina voters, which was well above the simple majority approval required.

         Hurricane Floyd struck North Carolina on September 16, 1999, causing significant flood and wind damage and some loss of life. The effects of the storm and its aftermath have been, and continue to be, felt in the eastern part of the State. Federal and State disaster recovery and relief efforts are ongoing to assist victims of the storm. The final estimate of property damage caused by the storm and its aftermath has not yet been determined but is expected to exceed the $6 billion of damages caused by Hurricane Fran in 1996.

         In the opinion of the Offices of the Governor and the State Treasurer, notwithstanding the devastation caused by Hurricane Floyd, the storm and its consequences should not have a material adverse impact upon the ability of the State to meet its financial obligations, including timely payment of principal and interest on all North Carolina Tax-Exempt Obligations.

         Currently, Moody's, Standard & Poor's and Fitch rate North Carolina general obligation bonds Aaa, AAA, and AAA, respectively. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues will not be adversely affected by changes in economic or political conditions. See the Appendix to this Statement of Additional Information.

         Special Considerations Regarding Investment in Virginia State-Specific Obligations. The Virginia State-Specific Money Market Portfolio will invest primarily in Virginia State-Specific Obligations. For this reason, the Portfolio is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them. The information has been obtained from recent official statements prepared by the Commonwealth of Virginia relating to its securities, and no independent investigation has been undertaken to verify its accuracy. Moreover, the information relates only to the state itself and not to the numerous special purpose or local government units whose issues may also be held by the Portfolio. The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made here relating to such matters.

         The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, manufacturing and state and local government. Because of Northern Virginia, with its proximity to Washington, D.C. and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than any state other than Alaska and Hawaii.

         According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or work stoppages. Virginia is also one of the least unionized among the industrialized states.

         Virginia's state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The Revenue Stabilization Fund consists of an amount not to exceed 10 percent of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

         General Fund revenues are principally comprised of direct taxes. In recent fiscal years, most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, sales and use, corporate income, public service corporations and premiums of insurance companies.

         In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized, consistent with the financial goals, capital needs and policies of Virginia. The committee annually reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation. The Committee provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.

         The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia's full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:

         Section 9(a)(2) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies, subject to limitations on amount and duration; to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to this Section may not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year and such debt shall mature within 12 months from the date such debt is incurred.

         Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25 percent of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

         Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects (so-called "double-barrel" debt). Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

         Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The repayment of debt issued by the Virginia Public Building Authority, the Virginia Port Authority, the Virginia College Building Authority Equipment Leasing Program, the Virginia College Building Authority 21st Century Program, the Innovative Technology Authority and the Virginia Biotechnology Research Park Authority is supported in large part by General Fund appropriations.

         The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects. These bonds are secured by and are payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds that are secured by a portion of the Transportation Trust Fund.

         Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

         Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority bonds, Virginia Public School Authority bonds and the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia. Should the need arise, Virginia may consider funding deficiencies in the respective debt service reserves for such moral obligation debt. To date, none of these authorities has advised Virginia that any such deficiencies exist.

         Local government in Virginia is comprised of 95 counties, 40 incorporated cities, and 190 incorporated towns. Virginia is unique among the several states in that cities and counties are independent, and their land areas do not overlap. The largest expenditures by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.

         Most recently, Moody's has rated the long-term general obligation bonds of Virginia Aaa, and Standard & Poor's has rated such bonds AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

         Special Considerations Regarding Investment in New Jersey State-Specific Obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New Jersey, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

         State Finance/Economic Information. New Jersey is the ninth largest
         ----------------------------------
state in population and the fifth smallest in land area. With an average of 1,098 persons per square mile, it is the most densely populated of all the states. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

         For the last decade, New Jersey's job growth has been concentrated in five major "growth clusters": health, high technology, logistics, financial and entertainment. Personal income in New Jersey, spurred by strong labor markets, increased at a pace of 5.6% in 1999, just below the 5.8% national rate. The strong economy also led to a 7.0% growth in retail sales. Low inflation, approximately 2%, continues to benefit New Jersey consumers and businesses and low interest rates have increased spending on housing and consumer durable expenditures. In 1999, home building was at its highest level since 1988.

         The New Jersey outlook is based largely on expected national economic performance and on recent New Jersey strategic policy actions aimed at infrastructure improvements, effective education and training of New

Jersey's workforce, and maintaining a competitive business environment. Investments in each of these policy areas are seen as critical to maintaining the long-term health of New Jersey's economy.

         New Jersey's Budget and Appropriation System. New Jersey operates on a
         --------------------------------------------
fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund, which includes revenues received from taxes and unrestricted by statute, most federal revenues, and certain miscellaneous revenue items. The Appropriations Act enacted by the New Jersey Legislature and approved by the Governor provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 1997 was $280.5 million, for fiscal year 1998 was $228.2 million and for fiscal year 1999 was $276.1 million. For fiscal year 2000, the balance in the undesignated General Fund is estimated to be $200.1 million. The estimated balance for fiscal year 2001 is $175.0 million. Such estimates for fiscal year 2000 and 2001 reflect the amounts contained in the Fiscal Year 2001 Appropriations Act, P.L. 2000, C. 53. The fund balances are available for appropriation in succeeding fiscal years.

         During the course of the fiscal year, the Governor may take steps to reduce New Jersey expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that New Jersey does not incur a deficit. Under the New Jersey Constitution, no supplemental appropriation may be enacted after adoption of an appropriation act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

         General Obligation Bonds. New Jersey finances certain capital projects
         ------------------------
through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to pay the debt fully.

         The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2000 was $3.7905 billion. The recommended appropriation for the debt service obligation on outstanding projected indebtedness is $530.0 million for fiscal year 2001.

         In addition to payment from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2001 the amount appropriated for this purpose is $1,168.3 million.

         Tax and Revenue Anticipation Notes. In fiscal year 1992, New Jersey
         ----------------------------------
initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund balances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. On October 2, 2000, New Jersey issued $700,000,000 of its notes for fiscal year 2001. Such notes will mature by June 15, 2001. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund and are legally available for such payment.

         "Moral Obligation" Financing. The authorizing legislation for certain
          ---------------------------
New Jersey entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities. As of June 30, 2000, outstanding "moral obligation" bonded indebtedness issued by New Jersey entities totaled $709,391,414.75 and maximum annual debt service subject to "moral obligation" is $86,778,038.63.

         New Jersey Housing and Mortgage Finance Agency. Neither the New Jersey
         ----------------------------------------------
Housing and Mortgage Finance Agency nor its predecessors, the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency, have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that this agency's revenues will continue to be sufficient to pay debt service on its bonds.

         South Jersey Port Corporation. New Jersey has periodically provided the
         -----------------------------
South Jersey Port Corporation (the "Port Corporation") with funds to cover debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 1997 through 2000, New Jersey has made appropriations totaling $53,036,261.14 which covered deficiencies in revenues of the Port Corporation, for debt service.

         Higher Education Assistance Authority. The Higher Education Student
         -------------------------------------
Assistance Authority ("HESAA"), the successor to the Higher Education Assistance Authority pursuant to legislation enacted March, 1999, has not had a revenue deficiency which required New Jersey to appropriate funds to meet its "moral obligation". It is anticipated that the HESAA's revenues will be sufficient to cover debt service on its bonds.

         Obligations Guaranteed by New Jersey. The New Jersey Sports and
         ------------------------------------
Exposition Authority ("NJSEA") has issued New Jersey guaranteed bonds of which $86,070,000 were outstanding as of June 30, 2000. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.

         Obligations Supported by New Jersey Revenue Subject to Annual
         -------------------------------------------------------------
Appropriation. New Jersey has entered into a number of leases and contracts
-------------
described below (collectively, the "Agreements") with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations

         New Jersey Economic Development Authority. Pursuant to legislation, the
         -----------------------------------------
New Jersey Economic Development Authority ("EDA") has been authorized to issue Economic Recovery Bonds, New Jersey Pension Funding Bonds and Market Transition Facility Bonds. The Economic Recovery Bonds have been issued pursuant to legislation enacted during 1992 to finance various economic development purposes. Pursuant to that legislation, the EDA and the New Jersey Treasurer entered into an agreement through which the EDA has agreed to undertake the financing of certain projects and the New Jersey Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey subject to appropriation by the New Jersey Legislature.

         The New Jersey Pension Funding Bonds have been issued pursuant to legislation enacted in June 1997 to pay a portion of New Jersey's unfunded accrued pension liability for its retirement system, which together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the unfunded accrued pension liability.

         The Market Transition Facility Bonds have been issued pursuant to legislation enacted in June 1994 to pay the current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis.

         In addition, New Jersey has entered into a number of leases with the EDA relating to the financing of certain real property, office buildings and equipment for (i) the New Jersey Performing Arts Center; (ii) Liberty State Park in the City of Jersey City; (iii) various office buildings located in Trenton known as the Trenton Office Complex; (iv) a facility located in Trenton; and (v) certain energy saving equipment installed in various New Jersey office buildings. The rental payments required to be made by New Jersey under these lease agreements are sufficient to pay debt service on the bonds issued by the EDA to finance the acquisition and construction of such projects and other amounts payable to the EDA, including certain administrative expenses of the EDA.

         Legislation enacted in July 2000 authorizes the EDA to issue bonds to finance New Jersey's share of costs for school facility construction projects. Debt service on the bonds will be paid pursuant to a contract between the EDA and the New Jersey Treasurer. The principal amount of bonds authorized to be issued is $6 billion for the "Abbott" districts, $2.5 billion for all other districts and $100 million for county vocational school district projects.

         New Jersey Building Authority. Legislation enacted in 1981 established
         -----------------------------
the New Jersey Building Authority ("NJBA") to undertake the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. The NJBA finances the cost of such projects through the issuance of bonds, the payment of debt service on which is made pursuant to a lease between the NJBA and New Jersey.

         New Jersey Educational Facilities Authority. The New Jersey Educational
         -------------------------------------------
Facilities Authority issues bonds pursuant to three separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey's public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among New Jersey's institutions of higher education;
(vi) capital projects at county colleges; and (v) grants to public and private institutions of higher education to finance and refinance eligible educational facilities.

         New Jersey Sports and Exposition Authority. Legislation enacted in 1992
         ------------------------------------------
authorizes the New Jersey Sports and Exposition Authority (the "NJSEA") to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer (the "NJSEA State Contract"). Pursuant to the NJSEA State Contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds.

         State Transportation System Bonds. In July 1994, New Jersey created the
         ---------------------------------
New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of New Jersey pursuant to the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of New Jersey's share of the cost of improvements to its transportation system. Pursuant to the TTFA Act, as amended, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. The debt issued by the TTFA are special obligations of the TTFA payable from a contract among the TTFA, the New Jersey Treasurer and the Commissioner of Transportation.

         New Jersey Transit Corporation Hudson-Bergen Light Rail Transit System.
         ----------------------------------------------------------------------
The TTFA has entered into a Standby Deficiency Agreement (the "Standby Deficiency Agreement") with the trustee for grant anticipation notes (the "GANS") issued by New Jersey Transit Corporation ("NJT") for the financing of the construction of the Hudson-Bergen Light Rail Transit System. The GANS were defeased on September 27, 2000 by the issuance of NJT's Capital Grant Anticipation Notes, Series 2000A (the "CGANS"), which are payable solely from certain federal grant monies. The Standby Deficiency Agreement terminated upon defeasance of the CGANS.

         Garden State Preservation Trust. In July 1999, the State established
         -------------------------------
the Garden State Preservation Trust ("GSPT"), an instrumentality of New Jersey, pursuant to the Garden State Preservation Trust Act (the "GSPT Act") for the purpose of preserving open space of farmland and historic properties. Pursuant to the GSPT Act, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds cannot exceed $1 billion. After July 2, 2009, only refunding bonds can be issued. The debt to be issued by the GSPT will be special obligations of the GSPT payable from contracts to be entered into among the GSPT, the New Jersey Treasurer, the Department of Environmental Protection, the New Jersey Agriculture Development Committee and the New Jersey Historic Trust. To date, no debt has been issued by the GSPT under the GSPT Act.

         State of New Jersey Certificates of Participation. Beginning in April
         -------------------------------------------------
1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of

Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement.

         New Jersey Supported School and County College Bonds. Legislation
         ----------------------------------------------------
provides for future appropriations for New Jersey Aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey Aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws. Legislation adopted in 1997 authorized the New Jersey Education Facilities Authority to issue its obligations to finance county college capital facilities which are secured in whole or in part by an Agreement.

         Community Mental Health Loan Program. The EDA issues revenue bonds from
         ------------------------------------
time to time on behalf of non-profit community mental health service providers. The payment of debt service on these revenue bonds as well as the payment of certain other provider expenses is made by New Jersey pursuant to service contracts between the State Department of Human Services and these providers. The contracts have one year terms, subject to annual renewal.

         Line of Credit for Equipment Purchases. New Jersey finances the
         --------------------------------------
acquisition of certain equipment, services and real property to be used by various New Jersey departments through a line of credit.

         State Pension Funding Bonds. Legislation enacted in June 1997
         ---------------------------
authorizes the EDA to issue bonds, notes or other obligations for the purpose of financing in full or in part the unfunded accrued pension liability for New Jersey's seven retirement plans. On June 20, 1997, the EDA issued bonds pursuant to this legislation (the "Pension Bonds") and $2.75 billion from the proceeds of the Pension Bonds were deposited into New Jersey's retirement systems. As a result of the funding from the proceeds of the Pension Bonds and the change in the asset valuation method authorized by Chapter 115, Laws of 1997, enacted by the New Jersey Legislature, full funding of the unfunded accrued pension liability under each of New Jersey's retirement systems was achieved.

         Conduit Issues. Certain State agencies and authorities are authorized
         --------------
to issue debt on behalf of various private entities on a conduit basis. Under such circumstances, neither the State agency or authority acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued.

         Municipal Finance. New Jersey's local finance system is regulated by
         -----------------
various statutes designated to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey State Department of Community Affairs.

         Counties and Municipalities. The Local Budget Law (N.J.S.A. 40A:4-1 et
         ---------------------------
seq.) (the "Local Budget Law") imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division and further provides for limitations on estimates of tax collection and for reserves in the event of any shortfalls in collections by the local unit. The Division reviews all municipal and county annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered to require changes for compliance with law as a condition of approval; to disapprove budgets not in accordance with law; and to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

         The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any local unit to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any local unit to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are municipal and county appropriations to pay debt service requirements; to comply with certain other New Jersey or federal mandates; appropriations of private and public dedicated funds; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

         New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment Bonds described more fully below). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deduction") from all authorized debt of the local unit ("gross capital debt") in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board. Authorized net capital debt (gross capital debt minus statutory deductions) is limited to 3.5 percent of the equalized valuation basis in the case of municipalities and 2 percent of the equalized valuation basis in the case of counties.

         School Districts. New Jersey's school districts operate under the same
         ----------------
comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey supervision of school finance closely parallels that of local governments.

         All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts takes office. Type I school districts, most commonly found in cities, have a board of education appointed by the mayor or the chief executive officer of the municipality constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts.

         The New Jersey Department of Education has been empowered with the necessary and effective authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the "School Intervention Act"). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Intervention Act, on October 4, 1989, the New Jersey Board of Education ordered the creation of a State-operated school district in the city of Jersey City. Similarly, on August 7, 1991, the New Jersey Board of Education ordered the creation of a State-operated school district in the City of Paterson, and on July 5, 1995 the creation of a State-operated school district in the City of Newark.

         School Budgets. In every school district having a board of school
         --------------
estimate, the board of school estimate examines the budget request and fixes the appropriate amounts for the next year's operating budget after a public hearing at which the taxpayers and other interested persons shall have an opportunity to raise objections and to be heard with respect to the budget. This board certifies the budget to the municipal governing bodies and to the local board of education. If the local board of education disagrees, it must appeal to the New Jersey Commissioner of Education (the "Commissioner") to request changes.

         In a Type II school district without a board of school estimate, the elected board of education develops the budget proposal and, after public hearing, submits it to the voters of such district for approval. Previously authorized debt service is not subject to referendum in the annual budget process. If approved, the budget goes into effect. If defeated, the governing body of each municipality in the school district has until May 19 in any year to determine the amount necessary to be appropriated for each item appearing in such budget. Should the governing body fail to certify any amount determined by the board of education to be necessary, the board of education may appeal the action to the Commissioner.

         The State laws governing the distribution of State aid to local school districts limit the annual increase of a school district's net current expense budget. The Commissioner certifies the allowable amount of increase for each school district but may grant a higher level of increase in certain limited instances. A school district may also submit a proposal to the voters to raise amounts above the allowable amount of increase. If defeated, such a proposal is subject to further review or appeal to the Commissioner only if the Commissioner determines that additional funds are required to provide a thorough and efficient education.

         In State-operated school districts the New Jersey District Superintendent has the responsibility for the development of the budget subject to appeal by the governing body of the municipality to the Commissioner and the Director of the Division. Based upon his review, the Director is required to certify the amount of revenues which can be raised locally to support the budget of the State-operated district. Any difference between the amount which the Director certifies and the total amount of local revenues required by the budget approved by the Commissioner is to be paid by New Jersey in the fiscal year in which the expenditure is made subject to the availability of appropriations.

         School District Bonds. School district bonds and temporary notes are
         ---------------------
issued in conformity with N.J.S.A. 18A:24-1 et seq. (the "School Bond Law"), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see "Municipal Finance" and "Counties and Municipalities" herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district, but may be as high as 4 percent of the average equalized valuation basis on the constituent municipality. In certain cases involving school districts in cities with populations exceeding 150,000, the debt limit is 8 percent of the average equalized valuation basis of the constituent municipality, and in cities with population in excess of 80,000 the debt limit is 6 percent of the aforesaid average equalized valuation.

         School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

         If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Board of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

         In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

         All authorizations of debt must be reported to the Division by a supplemental debt statement prior to final approval.

         School District Lease Purchase Financings. In 1982, school districts
         -----------------------------------------
were given an alternative to the traditional method of bond financing capital improvements pursuant to N.J.S.A. 18A:20-4.2(f) (the "Lease Purchase Law"). The Lease Purchase Law permits school districts to acquire a site and school building through a lease purchase agreement with a private lessor corporation. Lease purchase agreements not in excess of five years require either the approval of the Commissioner, the voters or the board of school estimate, as applicable. The Commissioner will approve the lease purchase agreement only upon a demonstration by the district that the lease purchase payments and any operating expenses related thereto can be included within the district's net budget spending growth limitation and will not result in the need for approval by the voters or the board of school estimate, as appropriate, of additional spending proposals to maintain existing instructional programs and extracurricular activities. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required to be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. A school district may, without the prior approval of the Commissioner, also acquire equipment through a lease purchase agreement not in excess of 5 years provided the amount of the first installment and each subsequent installment for the lease purchase payments is included in the budget that is approved by the voters or the board of school estimate, as appropriate.

         Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and
         ---------------
c. 39) which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey. As of June 30, 2000, the aggregate amount of school district and municipal qualified bonds outstanding is $313,045,900 and $815,082,461, respectively.

         New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve
         ----------------------------------
Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated Fund for the support of free public schools. Under this law the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund. New Jersey provides support of certain bonds of counties, municipalities and school districts through various statutes.

         Local Financing Authorities. The Local Authorities Fiscal Control Law
         ---------------------------
(N.J.S.A. 40A:5A-1 et seq.) provides for state supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by local units, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts

(fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

         Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director of the Division. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director of the Division reviews and approves annual budgets of authorities and special districts.

         Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued.

         Pollution Control Bonds. In the 1970's, the State Legislature initiated
         -----------------------
a comprehensive statutory mechanism for the management of solid waste disposal within the State that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in Atlantic Coast Demolition & Recycling, Inc. v. Board of Chosen Freeholders of Atlantic County, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that the State's system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within the State. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within the State remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue.

         Year 2000 Initiative. New Jersey has implemented a plan to address the
         --------------------
Year 2000 data processing problem and to ensure the continuation of governmental operations into the Year 2000 and beyond. New Jersey imposed a moratorium during Fiscal Year 1998 on all non-year 2000 related data processing activities to ensure availability of resources for Year 2000 compliance. This moratorium will remain in effect until each agency can certify that it is Year 2000 compliant. In addition, all new equipment, software, systems, or enhancements purchased by New Jersey must be Year 2000 compliant. As of December 31, 1999, the testing, validation and implementation of 100 percent of all centrally maintained New Jersey systems was complete. Departmental systems are in varying states of implementation.

         Litigation. At any given time, there are various numbers of claims and
         ----------
cases pending against the State of New Jersey, New Jersey agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

         New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $90,972,000 for tort and medical malpractice claims pending as of June 30, 2000. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

         Other lawsuits presently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure include the following:

         Interfaith Community Organization v. Shinn et al., a suit filed by a coalition of churches and church leaders in Hudson County against the Governor, the Commissioners of the New Jersey Department of Environmental Protection (the "DEP") and the Department of Health, concerning chromium contamination in Liberty State Park in Jersey City. On March 2, 1999 the federal district court entered an order for a preliminary injunction which requires the DEP to fence in certain areas of Liberty State Park, requires no mitigation work beyond that which the DEP has nearly completed as part of the Green Park development in that area and denies the plaintiff's motion for preliminary injunctive relief in other areas of Liberty State Park.

         American Trucking Associations, Inc. and Tri-State Motor Transit Co. v. State of New Jersey, challenging the constitutionality of annual hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection, seeking permanent injunction enjoining future collection of fees and refund of all renewal fees, fines and penalties collected. On October 2, 1997 oral argument was conducted on the parties' cross-motions for summary Judgment in the Tax Court. No decision on the cross-motions has been rendered to date.

         Buena Regional Commercial Township et al. v. New Jersey Department of Education et al. This lawsuit was filed on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbot v. Burke, which included, without limitation, sufficient funds to allow the school districts to spend at the average of wealthy suburban school districts, to implement additional programs and to upgrade school facilities. The Buena school districts are seeking to be treated as special needs districts and to receive parity funding with the Abbot school districts as a remedial measure. They also are seeking additional funding as may be necessary to provide an educational equivalent to that being provided in the Abbot districts. Similar complaints have been filed individually by the school districts of Dover and Pennsville and are presently pending before the Commissioner of Education. On February 24, 2000, the matter was transferred to the Office of Administrative Law for a hearing limited to whether each petitioning district has fully effectuated the provisions of the Comprehensive Educational Improvement and Financing Act. Administrative hearings are ongoing.

         Abbot District's Early Childhood Plan Appeals. Thirteen Abbot District's have filed petitions of appeal with the Commissioner concerning the Department of Education's letters regarding such District's early childhood programs developed in response to the Court's decision in Abbot v. Burke. The matters were transmitted to the Office of Administrative Law for further proceedings. To date, eleven of the original districts that filed petitions remain active (two withdrew their petitions). Additionally, the Education Law Center has filed petitions on behalf of the students in the state-operated schools of Newark, Jersey City and Paterson as well as the students of West New York. Six districts filed appeals with the Commissioner of Education which were transferred to the Office of Administrative Law regarding supplemental programs. Of the six districts, four districts have settled and/or withdrawn their petitions for the 1999/2000 school year. Five districts filed petitions of appeal of the Department of Education's decision on the district's early childhood programs for the 2000/2001 school year. Also, seven districts have filed petitions of appeal of the amount of additional Abbot New Jersey aid that each district was awarded. Out of seven districts, one district has withdrawn its petition.

         Verner Stabaus, et al. v. State of New Jersey, et al. Plaintiffs, 25 middle income school districts, have filed a complaint alleging that New Jersey's system of funding for their schools is violative of the constitutional rights of equal protection and a thorough and efficient education. One June 23, 1998, plaintiffs filed an amended complaint removing one and adding eighteen school district plaintiffs. On January 31, 2000 an order was entered granting the defendants' motion to dismiss. On March 8, 2000, the districts filed a notice of appeal.

         Affiliated FM Insurance Company v. State of New Jersey et al., an action by certain members of the New Jersey Property-Liability Insurance Guaranty Association challenging the constitutionality of assessments used for the Market Transition Fund and seeking repayment of assessments paid since 1990. New Jersey is vigorously defending this action which on August 7, 1998 was transferred to the Appellate Division as an appeal from final agency action.

         Cleary v. Waldman, the plaintiffs claim that the Medicare Catastrophic Coverage Act, providing funds to spouses of institutionalized individuals sufficient funds to live in the community, requires that a certain system be used to provide the funds and another system is being used instead. Plaintiffs motion for a preliminary injunction was denied and is being appealed. Subsequently, plaintiffs filed for class certification which was granted. On February 8, 1999, the Third Circuit Court of Appeals affirmed the District court's decision, concluding the federal statute allowed States discretion to employ either methodology. Plaintiffs' petition for certiorari to the United States Supreme Court was denied. On August 21, 2000, the district court denied plaintiffs' motion for summary Judgment, granted New Jersey's cross motion for summary judgment, and granted defendant-intervenors' cross motion to dismiss.

         United Hospitals v. State of New Jersey and William Waldman, 19 New Jersey hospitals are challenging the Medicaid reimbursements made since February 1995 claiming that New Jersey failed to comply with certain federal requirements, the reimbursement regulations are arbitrary, capricious and unreasonable, rates were incorrectly calculated, the hospitals were denied due process, the Medicaid reimbursement provisions violate the New Jersey Constitution, and Medicaid State Plan was violated by the New Jersey Department of Human Services implementation of hospital rates since 1995.

         United Healthcare System, Inc. v. Fishman and Guhl. This Chapter 11 case commenced in 1997 when United Hospital closed. United seeks to expunge proofs of claim filed in the Chapter 11 case by the Department of Health and Senior Services and the Department of Human Services. United moreover asserts claims for turnover of the property of the debtor's estate and declaratory relief. United wants the bankruptcy court to take jurisdiction of and decide Medicaid reimbursement matters pending in New Jersey state administrative proceedings or on appeal in the New Jersey appellate courts. The court granted New Jersey's motion to dismiss. United filed a motion for reconsideration.

         Camden County Energy Recovery Associates v. New Jersey Department of Environmental Protection, Board of Chosen Freeholders of the County of Camden et al., the plaintiff owns and operates a resource facility in Camden County and has filed suit seeking to have the solid waste reprocurement process halted to clarify bid specification. The court did not halt the bid process but did require clarifications. Co-defendant Pollution Control Financing Authority of Camden County (the "PCFA") counterclaimed, seeking reformation of the contract between it and the plaintiff and cross-claimed against New Jersey for contribution and indemnification. New Jersey has filed motions to dismiss the complaint and a cross-claim. On August 7, 1999 the Appellate Division ruled in favor of New Jersey and ordered the trial court to dismiss all claims and cross-claims against New Jersey. The Camden County Energy Recovery Associates, the County of Camden and the PCFA have filed motions for leave to appeal to the Supreme Court of New Jersey. The New Jersey Supreme Court granted leave to appeal this case. The matter has been fully briefed and the parties are awaiting oral argument.

     Sojourner A. et al. v. Dept. of Human Services. The plaintiffs in this action filed a complaint and motion for preliminary injunction, seeking damages and declaratory and injunctive relief overturning, on New Jersey Constitutional grounds, the "family cap" provisions of the New Jersey Work First New Jersey Act N.J.S.A. 44:10-1 et seq. On August 30, 2000, the trial court granted summary Judgment in favor of the State defendants. Plaintiffs intend to appeal the dismissal and New Jersey intends to vigorously defend this matter.

     Zurbrugg Hospital et al v. Fishman; Rancocas Hospital et al. v. Fishman; St. Francis Medical Center et al. v. Fishman and Solaris Health System v. Fishman. These cases represent challenges by various hospitals to the $10 per adjusted hospital admission charges imposed by N.J.S.A. 26:2H-18.57. Most of the fees in controversy have been paid by hospitals pending the outcome of the appeal pursuant to agreements with the Department of Health and Senior Service. The Appellate Division upheld the $10 per adjusted admission charges and affirmed the payment demand and rejected the hospitals' claims that the assessment constituted a special law relating to taxation or a violation of the hospitals' equal protection rights. The New Jersey Supreme Court denied the hospitals' petition for certification.

         Charlie and Nadine H. v. Christine Todd Whitman, a class action suit filed by Children's Rights Inc. against the Governor, the Commissioner of the Department of Human Services and Charles Venti, Director of the Division of Youth and Family Services alleging their systemic failures to protect the plaintiff class and furnish legally required services to the children and their families and that the alleged failures violate the United States Constitution, federal statutes and federal common law. The State has filed a motion to dismiss, which was decided on January 27, 2000. Most of the causes of action were dismissed. The trial judge denied plaintiffs' motion seeking to appeal the decision. Plaintiffs' motion for class certification was dismissed without prejudice and plaintiffs were ordered to file an amended complaint.

         East Cape May Associates v. NJ Dept. of Environmental Protection, the plaintiff claims that it is entitled to damages for a taking of its property without just compensation. The property is approximately 80 acres of freshwater wetlands in Cape May, New Jersey. The Appellate Division held that DEP could avoid liability by approving development on the property under the Freshwater Wetlands Protection Act and remanded the case for a determination of whether the property included 100 acres already developed. On remand, the trial court ruled that the "property" did not include those 100 acres and that DEP could not approve development of the 80 remaining acres without adopting rules. Since DEP had not adopted rules, the trial court held that DEP's development offer was ineffective and DEP was liable for a taking of the property. New Jersey has filed an appeal of the trial court's decision and East Cape May Associates filed a cross-appeal. The matter has been fully briefed and the parties are awaiting oral argument.

         Brown v. State, Dept. of Treasury, Div. of Pensions & Benefits, Plaintiff seeks to represent a class of persons who received retirement benefits under the Police & Firemen Retirement System. Plaintiff seeks to challenge on statutory and constitutional grounds their omission from legislation that provided enhanced retirement benefits only to those people who retired after April 1, 1991. The trial court denied New Jersey's motion to dismiss and transferred the counts seeking a declaration regarding the tax statutes to the New Jersey Tax Court.

         Special Considerations Regarding Investment in Delaware State-Specific Obligations. The concentration of investments in Delaware State-Specific Obligations by the Delaware Tax-Free Income Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of Delaware and its political subdivisions, agencies, instrumentalities and authorities could adversely affect the value of the Delaware Tax-Free Income Portfolio. This section briefly describes recent economic trends in Delaware. The information set forth in this section relates only to the State itself and not to the special purpose or local government units whose issues may also be held by the Delaware Tax-Free Income Portfolio. The credits represented by such issuers may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made herein relating to such matters.

         Delaware has enjoyed expansion throughout most sectors of its economy during the 1990s. Much of Delaware's success in maintaining a healthy economy over this time period can be attributed to its increasingly diverse economic base. Delaware's employment base has expanded beyond its historical emphasis in chemical and automobile manufacturing to include strong banking and service sectors. Delaware also is pursuing high technology industry, including life sciences research and development, pharmaceuticals, agricultural biotechnology, human biotechnology and information technology.

         Delaware has experienced above-average population growth through the 1990s. Net in-migration accounts for a significant share of the growth. Delaware's total personal income grew 5.8% in 1998 compared with 5.0% for the mid-Atlantic region and 5.4% for the nation. Delaware's non-agricultural employment accounts for approximately 98% of the workforce. In 1999, a 2.8% increase in non-agricultural employment occurred (greater than the 2.1% increase for the mid-Atlantic region and the 2.6% increase for the nation). The State's unemployment rate for 1997 was 3.5%, lower than both the Mid-Atlantic region rate and the national rate.

         The State's general obligation debt outstanding was $697.5 million on December 31, 1999, with approximately 80% scheduled to mature within ten years and approximately 95% scheduled to mature within fifteen years. Delaware's debt burden reflects the centralized role of the State government in undertaking capital projects typically funded at local government levels elsewhere, such as correctional facilities and schools. There is no state constitutional debt limit applicable to Delaware. However, Delaware has instituted several measures designed to manage and reduce its indebtedness. In 1991, the State instituted new debt limits, one part of which restricts new debt authorization to 5% of the budgetary General Fund revenue as projected on June 30 for the next fiscal year. Delaware voluntarily retires its general obligation debt. Delaware has implemented and maintained a "pay-as-you-go" financing program for capital projects. Since 1995, the State has appropriated $154.8 million (in addition to its rapid debt retirement noted earlier) to reduce outstanding State debt, saving over $207.0 million in future debt service payments. Delaware has also undertaken a series of bond refundings to lower the overall debt service on its obligations.

         Delaware budgets and controls its financial activities on the cash basis of accounting for its day-to-day operations. State law requires Delaware to record its financial transactions in either of two major categories -- the budgetary General Fund or the budgetary Special Funds. The General Fund provides for the cost of the State's general operations and is credited with all tax and other revenue of Delaware not dedicated to Special Funds. All disbursements from the General Fund must be authorized by appropriations of the Delaware General Assembly. The Special Funds are designated for specific purposes, and the appropriate fund is credited with the tax or other revenue allocated to such fund and is charged with the related disbursements.

         The Delaware Constitution limits annual appropriations by majority vote of both houses of the General Assembly to 98% of estimated budgetary General Fund revenue plus the unencumbered budgetary General Fund balance, if any, from the previous year. The State Constitution also provides for the deposit of the excess of any unencumbered budgetary General Funds at the end of the fiscal year into a reserve account (the "Budget Reserve Account"), provided that the amount of the Budget Reserve Account does not exceed 5% of the estimated appropriations used to determine the appropriation limit for that fiscal year. Transfers of $119.8 million were made to fund the Budget Reserve Account for fiscal 2000. Money from the account can be accessed only with the approval of a three-fifths vote of each house of the General Assembly and only to fund an unanticipated budgetary General Fund deficit or to provide funds required as a result of the enactment of legislation causing a reduction in revenue.

         Delaware expected to conclude fiscal year 2000 with a cumulative cash balance of $517.2 million. This balance represents 22.0% of anticipated expenditures and exceeds the national average of 5.6% for fiscal 2000. The Budget Reserve Account was expected to contain an unencumbered cash balance of $119.8 million. These results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ from those principles used to present financial statements in conformity with generally accepted accounting principles (GAAP).

         The largest source of Delaware revenue is personal income tax. Other significant sources of revenue include franchise taxes and corporate fees, business and occupational gross receipt taxes, lottery revenue and corporate income taxes. Delaware does not levy ad valorem taxes on real or personal property and does not impose a general sales or use tax. In May 1980, the Delaware Constitution was amended to limit tax and license fee increases and the imposition of new taxes or fees. Any tax or license fee increase or new tax or license fee must be passed by a three-fifths vote, of all members of each house of the General Assembly, rather than by a simple majority vote.

         Certain litigation is pending against the State. The State is a potentially responsible party with respect to one site which is subject to remediation under the federal Superfund Act. The State has reached a tentative settlement agreement with the United States Environmental Protection Agency ("EPA") with respect to one Delaware site for $1.0 million. In the event the settlement agreement is not approved by EPA headquarters, the State could be jointly and severally liable for an amount in excess of $1.0 million. Additionally, from time to time Delaware has been and may continue to be a defendant in various suits alleging matters such as wrongful discharge, use of excessive force by State police officers, sexual assault, civil rights violations and discrimination claims. The State believes that it has valid defenses to all currently pending actions; however, the State has potential liability exposure which could exceed $3.0 million.

         Delaware is exposed to risks and losses related to employee health and accident, worker's compensation, environmental and a portion of property and casualty claims. Delaware does not purchase commercial insurance to cover these risks because of prohibitive costs. The State covers all claim settlements or judgments from its budgetary General Fund. It continues to carry commercial insurance for all other risks.

         Special Considerations Regarding Investments in Kentucky State-Specific Obligations. Kentucky ("Kentucky" or the "Commonwealth") is a leader among the states in the production of tobacco. The tobacco industry has been under significant attack in recent years. In late 1998, the states, certain commonwealths and territories and the District of Columbia reached agreements with the major tobacco companies that will require payments from them worth approximately $250 billion over the next 26 years. Potential federal regulation of the tobacco industry, the recent settlement agreements with the states, and the future litigation may adversely impact the tobacco industry, though the degree of the impact cannot be predicted with any certainty.

         Kentucky is also a leader among the states in the production of coal. The coal severance tax is a significant revenue producer for the Commonwealth and its political subdivisions, and any substantial decrease in the amount of coal or other minerals produced could result in revenue shortfalls.

         The Commonwealth's economy, once dominated by coal, horses, bourbon and tobacco, has become more diversified and now includes manufacturing of industrial machinery, automobiles and automobile parts, consumer appliances and non-durable goods such as apparel. No single segment of the Commonwealth's economy consists of as much as one-fourth of the overall state domestic product. Kentucky's non-manufacturing sector has grown in recent years, with gains in air transportation, health and business services and retail trade. The Commonwealth's parks, horse breeding and racing industry, symbolized by the Kentucky Derby, play an important role in expanding tourism in the Commonwealth.

         The Kentucky economy is diversified to the extent that an economic decline in a single segment would not necessarily lead to the non-payment of debt service on Kentucky State-Specific Obligations. A national economic decline, however, could impact the ability of Kentucky issuers to pay debt service, if the decline impacted various segments within the Commonwealth. Economic problems include a continuing high unemployment rate in the rural areas of the Commonwealth.

         The Commonwealth relies heavily upon sales and use taxes, individual and corporate income taxes, property taxes, insurance premium taxes, alcoholic beverage taxes, corporate license taxes, cigarette taxes, mineral severance taxes, motor fuel taxes, motor vehicle usage taxes and horse racing taxes for its revenue. The cities, counties and other local governments are essentially limited to property taxes, occupational license taxes, utility taxes, transit and restaurant meals taxes and various license fees for their revenue.

         The Kentucky Tax-Free Income Portfolio will invest primarily in Kentucky State-Specific Obligations. Such obligations generally include tax-exempt securities issued by the Commonwealth, its counties and various other local authorities to finance long-term public purpose projects, such as schools, universities, government facilities, housing, transportation, utilities, hospitals and water and sewer facilities.

         There are several general types of Kentucky State-Specific Obligations. General obligation securities are secured by the issuer's pledge of its full faith, credit and/or taxing power for the payment of principal and interest. General obligation securities of the Commonwealth must be authorized by a two-thirds vote of the electorate of the issuer, and there are none outstanding at present.

         Because of the limitations on incurring general obligation debt, the Commonwealth generally does not enter into a financial obligation of more than two year's duration. Until recently, no municipal issuer within the Commonwealth could enter into a financial obligation of more than one year's duration. In 1996, the Kentucky Constitution was amended to permit local governments to issue general obligation indebtedness without voter approval, subject to prescribed limitations on the maximum amount of indebtedness based on the assessed value of taxable property within the jurisdiction and other limitations and conditions. Local governments are now active issuers of general obligation indebtedness.

         Revenue obligations are payable from and secured by a particular revenue stream, such as lease rentals, utility usage and connection charges, student registration or housing fees, bridge or highway tolls, parking fees and sports event gate receipts. Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project, there can be no assurances that economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of Kentucky State-Specific Obligations or the ability of the respective entities to pay debt service.

         Industrial building revenue obligations are issued by local governments, but are secured by revenue derived from some form of contractual arrangement with a non-governmental user. Some revenue obligations, including industrial building revenue obligations, are secured by a mortgage on the real property. Improvement assessment obligations are obligations secured by a special assessment (e.g., a sewer charge) that the governmental issuer imposes on each owner of property benefited by the improvement (e.g., a sanitary sewer project). The assessments are similar to taxes and have a priority which is similar to a tax lien. Refunded or defeased bonds are secured by an escrow fund, which usually is invested in U. S. government securities and occasionally in bank certificates of deposit or similar instruments. Housing obligations, including bonds issued by the Kentucky Housing Corporation, are usually secured by mortgages pledged for the payment of the obligations. Local housing authorities sometimes issue obligations which are secured by mortgages and rentals from the operation of a housing project. Housing obligations may also have additional security in the form of federal guarantees of the mortgages or rentals constituting the primary security.

         There are variations in the security of Kentucky State-Specific Obligations, both within a particular classification and between classifications, depending on numerous factors. For example, most local school construction is financed with obligations nominally issued by a larger city or county government, which holds legal title to the school facility, subject to a year-to-year renewable lease arrangement with the local school district. There is no reported instance in which a Kentucky school bond has gone into default.

         Similar arrangements are used to finance many city and county construction projects, but in these cases, the obligations are nominally issued in the name of a public corporation, which holds title to the project and leases the project back to the city or county on a year-to-year renewable basis. In such situations, the rent that the nominal issuer receives from the actual user of the property financed by the obligations is the only source of any security for the payment of the obligations.

         As of June 30, 1999, the last year for which such totals are available from the State Local Debt Officer, the outstanding amount of bonds issued by local governmental authorities was as follows: Counties-$4,555,260,000; Cities-$3,375,310,000; Schools-$1,310,830,000; Special Districts-$3,042,030; and
Industrial Revenue-$5,055,260,000.

         Overview of the Commonwealth's Debt Authorities. The Commonwealth's
         -----------------------------------------------
indebtedness is classified as either appropriation supported debt or non-appropriation supported debt.

         Appropriation supported debt carries the name of the Commonwealth and is either (a) a general obligation of the Commonwealth or (ii) a project revenue obligation of one of its debt-issuing agencies or entities created by the General Assembly to finance various projects which is subject to state appropriation for all or a portion of the debt service on the bonds. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt. Project revenues are not a direct obligation of the Commonwealth. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the General Assembly. In other cases, the direct revenues generated from the project funded constitute the entire source of payment.

         General obligation bonds pledge the full faith, credit and taxing power of the Commonwealth for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966, and the Commonwealth has no general obligation bonds outstanding.

         Non-appropriation or moral obligation debt carries the name of the Commonwealth for the benefit and convenience of other entities or agencies within the Commonwealth. The bonds are special obligations of the issuer, secured and payable solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit of the Commonwealth. The General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds. In the event of a shortfall, however, the issuer generally covenants to request from the Governor and the General Assembly sufficient amounts to pay debt service.

         Default Record. Neither the Commonwealth nor any of its agencies have
         --------------
ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.

         Debt Issuing Entities of the Commonwealth. The following entities are
         -----------------------------------------
active issuers of debt in the Commonwealth: State Property and Buildings Commission, Kentucky Asset/Liability Commission, Turnpike Authority of Kentucky, Kentucky Housing Corporation, Kentucky Infrastructure Authority, Kentucky Higher Education Student Loan Corporation, School Facilities Construction Commission, Kentucky Economic Development Finance Authority, Kentucky Local Correctional Facilities Construction Authority, Kentucky Agricultural Finance Corporation Construction Authority, and nine state universities.

         The Kentucky Housing Corporation and the Kentucky Higher Education Student Loan Corporation issue obligations to finance projects that are not repaid by governmental appropriations. The General Assembly has placed specific debt limitations on the principal debt outstanding of the Kentucky Housing Corporation ($2.5 billion), the Kentucky Higher Education Student Loan Corporation ($950 million), and the Kentucky Agricultural Finance Corporation ($500 million). The following issuers cannot incur debt without prior approval of the projects and appropriation of debt service by the General Assembly: State Property and Buildings Commission, Kentucky Asset/Liability Commission, Turnpike Authority of Kentucky and the nine state universities. The School Facilities Construction Commission cannot incur debt without appropriation of debt service. The Kentucky Infrastructure Authority, in its revolving fund programs, cannot incur debt without appropriation of debt service. Without legislative approval, other programs of the Kentucky Infrastructure Authority are limited to $60,000,000 and $125,000,000 of debt outstanding for maturities under and over three years respectively. The debt of the Kentucky Local Correctional Facilities Construction Authority is limited to the level of debt service supported by collected court fees. Currently, no debt limitation exists for the Kentucky Economic Development Finance Authority.

         In March 2000, Standard & Poor's raised its rating to A+ from A on the appropriation-backed debt of the State Property and Buildings Commission, the Kentucky Infrastructure Authority, and the Kentucky Asset/ Liability Commission. In August 2000, Fitch raised its rating to AA- from A+ on the appropriation-backed debt of the State Property and Buildings Commission, certain General Fund lease obligations of the Kentucky Infrastructure Authority, and the Kentucky Asset/ Liability Commission

                        ADDITIONAL INVESTMENT LIMITATIONS

         Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares (as defined below under "Miscellaneous"). The Index Master Portfolio's fundamental investment limitations are described separately.

Money Market Portfolios:

         1. Each of the Money Market, Municipal Money Market and U.S. Treasury Money Market Portfolios may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets (taken at current value) may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

         2. No Portfolio may borrow money or issue senior securities, except that each Portfolio may borrow from banks and (other than a Municipal Money Market Portfolio) enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

         3. Each of the Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Money Market Portfolio, on the other hand, may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of (a) instruments issued (as defined in Investment Limitation number 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of foreign banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry.

         4. Each of the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios will invest at least 80% of its net assets in AMT Paper and instruments the interest on which is exempt from regular Federal income tax, except during defensive periods or during periods of unusual market conditions.

         5. The Municipal Money Market Portfolio will invest at least 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of Federal alternative minimum tax, except during defensive periods or during periods of unusual market conditions.

Non-Money Market Portfolios:

         Each of the Non-Money Market Portfolios (other than the Ohio Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Delaware Tax Free Income and Kentucky Tax-Free Income Portfolios) may not:

         1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

         Each of the Non-Money Market Portfolios may not:

         2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) the Global Science & Technology Portfolio may cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in a single industry in the science and technology sectors as defined in its Prospectuses, and the Global Communications Portfolio will invest 25% or more of its total assets at the time of purchase in the securities of one or more issuers conducting their principal business activities in a single industry in the communications technology sector as defined in its Prospectuses; (b) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(d) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         Each Non-Money Market Portfolio (other than the Managed Income, Intermediate Government Bond, Low Duration Bond, Intermediate Bond, Government Income, International Bond, Core Bond Total Return, Core PLUS Total Return, High Yield Bond, Balanced and GNMA Portfolios) may not:

         3. Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

         None of the Managed Income, Intermediate Government Bond, Low Duration Bond, Intermediate Bond, Government Income, Core Bond Total Return, Core PLUS Total Return, International Bond, High Yield Bond, Balanced and GNMA Portfolios may:

         4. Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33?% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33?% of the value of its total assets to secure such borrowings. Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

All Portfolios:

         No Portfolio may:

         1. Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

         2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

         3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

         4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and, in the case of the International Bond and Core PLUS Total Return Portfolios, currencies.

         5. Purchase securities of companies for the purpose of exercising control.

         6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in futures contracts and related options or a Portfolio's sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities (publicly traded securities in the case of each Money Market Portfolio) of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

         8. Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

         9. Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

         10. Notwithstanding the investment limitations of the Index Equity Portfolio, the Index Equity Portfolio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

         Although the foregoing investment limitations would permit the Money Market Portfolios to invest in options, futures contracts and options on futures contracts, and to sell securities short against the box, those Portfolios do not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a "demand feature" or "put" as permitted under SEC regulations for money market funds). Prior to making any such investments, a Money Market Portfolio would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

Index Master Portfolio:

         The investment limitations of the Index Master Portfolio, the Portfolio in which the Index Equity Portfolio invests all of its investable assets, are separate from those of the Index Equity Portfolio. The Index Master Portfolio may not:

     1. Invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and may purchase or sell financial futures contracts and options thereon;

     2. Make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     3. As to 75% of the total assets of the Index Master Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Index Master Portfolio's total assets, at market, would be invested in the securities of such issuer;

     4. Purchase or retain securities of an issuer if those officers and trustees of the Trust or officers and directors of the Trust's investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     5. Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 5% of the Index Master Portfolio's gross assets valued at the lower of market or cost; provided that it may borrow amounts not exceeding 33% of its net assets from banks and pledge not more than 33% of such assets to secure such loans;

     6. Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

     7. Invest more than 10% of the value of its total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

     8.  Engage in the business of underwriting securities issued by others;

     9. Invest for the purpose of exercising control over management of any company;

     10. Invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

     11. Invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     12. Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of its total assets would be invested in securities of companies within such industry;

     13. Write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

     14. Purchase warrants; however, it may acquire warrants as a result of corporate actions involving its holdings of other equity securities;

     15. Purchase securities on margin or sell short;

     16. Acquire more than 10% of the voting securities of any issuer; or

     17. Issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except as permitted under the 1940 Act.

         The investment limitations described in (1) and (15) above do not prohibit the Index Master Portfolio from making margin deposits to the extent permitted under applicable regulations. Although (2) above prohibits cash loans, the Index Master Portfolio is authorized to lend portfolio securities. With respect to (7) above, pursuant to Rule 144A under the 1993 Act, the Index Master Portfolio may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 10% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to DFA, the Index Master Portfolio's investment adviser. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees of the Trust and DFA will continue to monitor the liquidity of Rule 144A securities.

         Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Index Master Portfolio owns, and does not include assets which the Index Master Portfolio does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Index Master Portfolio will exclude from its total assets those assets which represent collateral received by the Index Master Portfolio for its securities lending transactions.

         Unless otherwise indicated, all limitations applicable to the Index Master Portfolio's investments apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of the Index Master Portfolio's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Index Master Portfolio's total assets will not require the Index Master Portfolio to dispose of an investment until DFA determines that it is practicable to sell or close out the investment without undue market or tax consequences. In the event that ratings services assign different ratings to the same security, DFA will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

         Because the structure of the Index Master Portfolio is based on the relative market capitalizations of eligible holdings, it is possible that the Index Master Portfolio might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Trust and the issuer would be deemed "affiliated persons" under the 1940 Act, and certain requirements of the 1940 Act regulating dealings between affiliates might become applicable.

                              TRUSTEES AND OFFICERS

                                    THE FUND

         The business and affairs of the Fund are managed under the direction of its Board of Trustees. The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

                                                               Principal Occupation
     Name and Address                 Position with Fund       During Past Five Years
     ----------------                 ------------------       ----------------------
     William O. Albertini             Trustee and Chairman     Retired; Executive Vice President and Chief Financial
     698 Strafford Circle             of the Audit Committee   Officer from August 1997 - April 1999, Bell Atlantic
     Strafford, PA  19087                                      Global Wireless (global wireless communications);
     Age:  57                                                  Executive Vice President, Chief Financial Officer and
                                                               Director from February 1995 - August 1997, Vice
                                                               President and Chief Financial Officer from January 1991 -
                                                               February 1995, Bell Atlantic Corporation (a diversified
                                                               telecommunications company); Director, American Water Works, Inc.
                                                               (water utility) since May 1990; Director, Triumph Group, Inc.
                                                               (aviation manufacturing, repair and maintenance services) since
                                                               May 1999; Director, Midwest Independent Transmission Service
                                                               Operator, Inc. (electrical transmission operator) since December
                                                               1998; Trustee, The Carl E. & Emily I. Weller Foundation since
                                                               October 1991.

     Raymond J. Clark*                Trustee, President and   Treasurer of Princeton University since 1987; Trustee, The
     Office of the Treasurer          Treasurer                Compass Capital Group of Funds from 1987 to 1996; Trustee,
     Princeton University                                      Chemical Bank, New Jersey Advisory Board from 1994 until
     3 New South Building                                      1995; Chairman of Board of Trustees, American Red Cross -
     P.O. Box 35                                               Central N.J. Chapter; Trustee, Medical Center of
     Princeton, NJ 08540                                       Princeton; and Trustee, United Way-Greater Mercer County
     Age: 65                                                   from 1996-1997.

     Laurence D. Fink*                Trustee                  Chairman and Chief Executive Officer, Chairman of the
     BlackRock, Inc.                                           Management Committee and Co-Chair of the Investment
     345 Park Avenue                                           Strategy Group of BlackRock, Inc.; Chairman of the Board
     New York, NY 10154                                        and Director of BlackRock's closed-end investment
     Age:  47                                                  companies; Director of BlackRock's offshore funds; Member
                                                               of Asset Liability Committee of PNC Bank, N.A.; Vice
                                                               Chairman of the Board of Trustees of Mount Sinai-New York
                                                               University Medical Center and Health System; Member of the
                                                               Board of Trustees of Phoenix House;  formerly Managing
                                                               Director of the First Boston Corporation; Director of
                                                               VIMRx Pharmaceuticals, Inc. and Innovir Laboratories,
                                                               Inc., and Trustee of New York University Medical Center,
                                                               Dwight-Englewood School and National Outdoor School.

-------------
* This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.

                                                               Principal Occupation
     Name and Address                 Position with Fund       During Past Five Years
     ----------------                 ------------------       ----------------------
     Robert M. Hernandez              Trustee and Chairman     Director since 1991, Vice Chairman and Chief Financial
     USX Corporation                  of the Nominating        Officer  since 1994, Executive Vice President -Accounting
     600 Grant Street                 Committee                and Finance and Chief Financial Officer from 1991 to 1994,
     6105 USX Tower                                            USX Corporation (a diversified company principally engaged
     Pittsburgh, PA  15219                                     in energy and steel businesses); Director and Chairman of
     Age:  56                                                  the Executive Committee, ACE Limited (insurance company);

     David R. Wilmerding, Jr.         Chairman of the Board    Chairman, Wilmerding & Associates, Inc. (investment
     Rosemont Business Campus                                  advisers) since February 1989; Director, Beaver Management
     Building One, Suite 100                                   Corporation (land management corporation); Managing
     919 Conestoga Road                                        General Partner, Chestnut Street Exchange Fund; Director
     Rosemont, PA 19010                                        Emeritus, The Mutual Fire, Marine and Inland Insurance
     Age:  65                                                  Company.

     Anne Ackerley                    Assistant Secretary      Managing Director, BlackRock Advisors, Inc. since
     BlackRock Advisors, Inc.                                  September 2000; First Vice President and Operating
     345 Park Avenue                                           Officer, Mergers and Acquisitions Group (1997-2000), First
     New York, NY  10154                                       Vice President and Operating Officer, Public Finance Group
                                                               (1995-1997), and First Vice President, Emerging Markets
                                                               Fixed Income Research (1994-1995), Merrill Lynch & Co.

     Ellen L. Corson                  Assistant Treasurer      Vice President and Director of Mutual Fund Accounting and
     PFPC Inc.                                                 Administration, PFPC Inc. since November 1997; Assistant
     103 Bellevue Parkway                                      Vice President, PFPC Inc. from March 1997 to November
     Wilmington, DE  19809                                     1997; Senior Accounting Officer, PFPC Inc. from March 1993
     Age:  36                                                  to March 1997.

     Brian P. Kindelan                Secretary                Vice President and Senior Counsel, BlackRock Advisors,
     BlackRock Advisors, Inc.                                  Inc. since April 1998; Senior Counsel, PNC Bank Corp. from
     1600 Market Street                                        May 1995 to April 1998; Associate, Stradley, Ronon,
     28th Fl.                                                  Stevens & Young, LLP from March 1990 to May 1995.
     Philadelphia, PA 19103
     Age:  41

         The Fund pays trustees who are not affiliated with BlackRock Advisors, Inc. ("BlackRock") or BlackRock Distributors, Inc. ("BDI" or the "Distributor") $20,000 annually ($30,000 annually in the event that the assets of the Fund exceed $40 billion) and $350 per Portfolio for each full in-person meeting of the Board that they attend. The Fund pays the Chairman and Vice Chairman of the Board an additional $10,000 and $5,000 per year, respectively, for their service in such capacities. Trustees who are not affiliated with BlackRock or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. The term of office of each trustee will automatically terminate when such trustee reaches 72 years of age. No officer, director or employee of BlackRock, BlackRock Institutional Management Corporation ("BIMC"), BlackRock Financial Management, Inc. ("BFM"), BlackRock International, Ltd. ("BIL"), PFPC Inc. ("PFPC") (with BlackRock, the "Administrators"), BDI, PNC Bank, National Association ("PNC Bank") or BlackRock, Inc. currently receives any compensation from the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each class of each Portfolio.

         The table below sets forth the compensation actually received from the Fund and the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 2000:

                                                                Pension or                             Total Compensation
                                          Aggregate         Retirement Benefits   Estimated Annual    from Registrant and
                                      Compensation from     Accrued as Part of      Benefits upon       Fund Complex/2/
Name of Person, Position                  Registrant           Fund Expenses         Retirement         Paid to Trustees
------------------------                  ----------        -------------------   ----------------    -------------------
David R. Wilmerding, Jr.,                  $84,600                  N/A                  N/A             (3)/2/ $100,600
Chairman of the Board

William O. Albertini, Trustee              $74,600                  N/A                  N/A              (1)/2/ $74,600

Raymond J. Clark, Trustee                  $74,600                  N/A                  N/A              (1)/2/ $74,600

Robert M. Hernandez, Trustee               $74,600                  N/A                  N/A              (1)/2/ $74,600

--------------------

1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of investment company boards trustees served on within the Fund Complex.

                                   THE TRUST

     The names, addresses and dates of birth of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years are set forth below. As used below, "DFA Entities" refers to the following: Dimensional Fund Advisors Inc., Dimensional Fund Advisors Ltd., DFA Australia Limited, DFA Investment Dimensions Group Inc. (Registered Investment Company), Dimensional Emerging Markets Value Fund Inc. (Registered Investment Company), Dimensional Investment Group Inc. (Registered Investment Company) and DFA Securities Inc.

                                                                                  Principal Occupation
           Trustees                  Position with Trust                         During Last Five Years
           --------                  -------------------                         ----------------------

David G. Booth*                 Trustee, President and          President, Chairman-Chief Executive Officer and Director
Santa Monica, CA                Chairman-Chief Executive        of all DFA Entities, except Dimensional Fund Advisors
Birthdate: 12/2/46              Officer                         Ltd., of which he is Chairman and Director. Director, SA
                                                                Funds (Registered Investment Company) and Assante
                                                                Corporation (Investment Management).

George M. Constantinides        Trustee                         Leo Melamed Professor of Finance, Graduate School of
Chicago, IL                                                     Business, University of Chicago.  Director, DFA
Birthdate: 9/22/47                                              Investment Dimensions Group Inc., Dimensional Investment
                                                                Group Inc. and Dimensional Emerging Markets Value Fund Inc.

John P. Gould                   Trustee                         Steven G. Rothmeier Distinguished Service Professor of
Chicago, IL                                                     Economics, Graduate School of Business, University of
Birthdate: 1/19/39                                              Chicago.  President, Cardean University (Division of
                                                                UNext.com). Director, DFA Investment Dimensions Group
                                                                Inc., Dimensional Investment Group Inc., Dimensional
                                                                Emerging Markets Value Fund Inc. and Harbor Investment
                                                                Advisors. Member of the Boards of Milwaukee Mutual
                                                                Insurance Company and UNext.com.    Principal and
                                                                Executive Vice President, Lexecon Inc. (economics, law,
                                                                strategy and finance consulting).  Formerly, Trustee,
                                                                First Prairie Funds (registered investment company).

Roger G. Ibbotson               Trustee                         Professor in Practice of Finance, Yale School of
New Haven, CT                                                   Management.  Director, DFA Investment Dimensions Group
Birthdate: 5/27/43                                              Inc., Dimensional Investment Group Inc., Dimensional
                                                                Emerging Markets Value Fund Inc., and BIRR Portfolio
                                                                Analysis, Inc. (software products).  Chairman, Ibbotson
                                                                Associates, Inc., Chicago, IL (software, data,
                                                                publishing and consulting). Formerly, Director, Hospital
                                                                Fund, Inc. (investment management services).

----------------
*Interested Trustee of the Trust

                                                                                  Principal Occupation
           Trustees                  Position with Trust                         During Last Five Years
           --------                  -------------------                         ----------------------

Myron S. Scholes                Trustee                         Frank E. Buck Professor Emeritus of Finance, Stanford
Menlo Park, CA                                                  University.   Director, DFA Investment Dimensions Group
Birthdate: 7/1/41                                               Inc., Dimensional Investment Group Inc., Dimensional
                                                                Emerging Markets Value Fund Inc., American Century
                                                                (Mountain View) Investment Companies.  Partner, Oak Hill
                                                                Capital Management.  Formerly, Limited Partner,
                                                                Long-Term Capital Management L.P. (money manager) and
                                                                Consultant, Arbor Investments.

Rex A. Sinquefield*             Trustee, Chairman               Chairman-Chief Investment Officer and Director of all
Santa Monica, CA                and Chief Investment Officer    DFA Entities, except Dimensional Fund Advisors Ltd., of
Birthdate: 9/7/44                                               which he is Chairman, Chief Executive Officer and
                                                                Director.

Abbie J. Smith                  Trustee                         Professor of Economics, Graduate School of Business,
Chicago, IL                                                     University of Chicago; Director, HON Industries Inc.
Birthdate:  4/30/53

Arthur Barlow                   Vice President                  Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 11/7/55

Truman Clark                    Vice President                  Vice President of all DFA Entities.  Consultant until
Santa Monica, CA                                                October 1995 and Principal and Manager of Product
Birthdate: 4/8/41                                               Development, Wells Fargo Nikko Investment Advisors, San
                                                                Francisco, CA, from 1990-1994.

Jim Davis                       Vice President                  Vice President of all DFA Entities.  Formerly at Kansas
Santa Monica, CA                                                State University, Arthur Andersen & Co., Phillips
Birthdate: 11/29/56                                             Petroleum Co.

Robert Deere                    Vice President                  Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 10/8/57

Irene R. Diamant                Vice President and Assistant    Vice President and Assistant Secretary of all DFA
Santa Monica, CA                Secretary                       Entities, except Dimensional Fund Advisors Ltd., for
Birthdate: 7/16/50                                              which she is Vice President.

Richard Eustice                 Vice President and Assistant    Vice President of all DFA Entities, except Dimensional
Santa Monica, CA                Secretary                       Fund Advisors Ltd., for which he is Vice President.
Birthdate: 8/5/65

Eugene Fama, Jr.                Vice President                  Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 1/21/61

Henry Gray                      Vice President                  Vice President for all DFA Entities (since July 2000)
Santa Monica, CA                                                and portfolio manager for all DFA Entities.
Birthdate:  9/22/67

----------------
*Interested Trustee of the Trust

                                                                                  Principal Occupation
           Trustees                  Position with Trust                         During Last Five Years
           --------                  -------------------                         ----------------------

Kamyab Hashemi-Nejad,           Vice President, Controller      Vice President, Controller and Assistant Treasurer of
Santa Monica, CA                and Assistant Treasurer         all DFA Entities.
Birthdate: 1/22/61

Judith Jonas                    Vice President                  Vice President of all DFA Entities.  Vice President,
Santa Monica, CA                                                Wells Fargo Bank, N.A. from 1989 - 1990.  Vice
Birthdate: 11/27/55                                             President, Demko Baer & Associates, 1991.

Stephen P. Manus,               Vice President                  Vice President of all DFA Entities.  Managing Director,
Santa Monica, CA                                                ANB Investment Management and Trust Company from
Birthdate: 12/26/50                                             1985-1993; President, ANB Investment Management and
                                                                Trust Company from 1993-1997.

Karen McGinley,                 Vice President                  Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 3/10/66

Catherine L. Newell,            Vice President and Secretary    Vice President and Secretary of all DFA Entities, except
Santa Monica, CA                                                Dimensional Fund Advisors Ltd., for which she is a Vice
Birthdate: 5/7/64                                               President.  Associate, Morrison & Foerster, LLP from 1989-1996.

David Plecha                    Vice President                  Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 10/26/61

George Sands                    Vice President                  Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 2/8/56

Michael T. Scardina             Vice President,                 Vice President, Chief Financial Officer, and Treasurer
Santa Monica, CA                Chief Financial Officer, and    of all DFA Entities.
Birthdate: 10/12/55             Treasurer

Jeanne C. Sinquefield, Ph.D.    Executive Vice President        Executive Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 12/2/46

Carl Snyder                     Vice President                  Vice President for all DFA Entities (since July, 2000)
Santa Monica, CA                                                and portfolio manager for all DFA Entities.
Birthdate:  6/8/63

Scott Thornton                  Vice President                  Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 3/1/63

Weston Wellington,              Vice President                  Vice President of all DFA Entities. Vice President,
Santa Monica, CA                                                Director of Research, LPL Financial Services, Inc.,
Birthdate: 3/1/51                                               Boston, MA, 1987-1994.

------------
*Interested Trustee of the Trust

Rex A. Sinquefield, trustee, Chairman and Chief Investment Officer of the Trust, and Jeanne C. Sinquefield, Executive Vice President of the Trust, are husband and wife. David G. Booth and Rex A. Sinquefield, both of whom are trustees and officers of the Trust and directors, officers and shareholders of DFA, may be deemed controlling persons of DFA.

         Set forth below is a table listing, for each trustee of the Trust entitled to receive compensation, the compensation received from the Trust during the fiscal year ended November 30, 2000 and the total compensation received from all four registered investment companies for which Dimensional Fund Advisors Inc. ("DFA") served as investment adviser during that same fiscal year.

                                                                  Pension or                           Total Compensation
                                              Aggregate      Retirement Benefits   Estimated Annual      from Trust and
                                          Compensation from   Accrued as Part of    Benefits upon       Trust Complex/2/
        Name of Person, Position                Trust           Trust Expenses        Retirement        Paid to Trustees
        ------------------------                -----           --------------        ----------        ----------------

George M. Constantinides, Trustee              $ 25,682              N/A                 N/A              $  51,500
John P. Gould, Trustee                           25,682              N/A                 N/A                 51,500
Roger G. Ibbotson, Trustee                       25,682              N/A                 N/A                 51,500
Merton H. Miller, Trustee                         4,986              N/A                 N/A                 10,000
Myron S. Scholes, Trustee                        24,934              N/A                 N/A                 50,000

Effective June 3, 2000, Mr. Miller ceased serving as a trustee of the Trust and as a trustee/director of the other investment companies in the Trust Complex. Ms. Smith became a trustee of the Trust and a trustee/director of the other investment companies in the Trust Complex on December 14, 2000. As a consequence, Ms. Smith did not receive any compensation from the Trust Complex during the fiscal year ended November 30, 2000.

                 SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

         The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

-----------------
/2/ Trust Complex means all registered investment companies for which DFA, the Trust's investment adviser, performs advisory or administration services and for which the individuals listed above serve as directors/trustees.

                     INVESTMENT ADVISORY, ADMINISTRATION,
                    DISTRIBUTION AND SERVICING ARRANGEMENTS

         Advisory and Sub-Advisory Agreements. The advisory and sub-advisory services provided by BlackRock, BIMC, BFM, BIL and, with respect to the Index Master Portfolio, Dimensional Fund Advisors Inc. ("DFA"), and the fees received by BlackRock and DFA for such services, are described in the Prospectuses.

         For their advisory and subadvisory services, BlackRock, BIMC, BFM, BIL and DFA, as applicable, are entitled to fees, computed daily on a portfolio-by-portfolio basis and payable monthly, at the maximum annual rates set forth below.

       MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE LARGE CAP VALUE EQUITY, LARGE CAP GROWTH EQUITY, SMALL CAP VALUE EQUITY,
                                     SELECT EQUITY AND BALANCED P PORTFOLIOS (BEFORE WAIVERS)

                                                                                           Investment
Average Daily Net Assets                                                                  Advisory Fee
------------------------------------------------------  ----------------------------------------------------------------------------

first $1 billion                                                                             .550%
$1 billion -- $2 billion                                                                     .500
$2 billion -- $3 billion                                                                     .475
greater than $3 billion                                                                      .450


                               MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE MID-CAP VALUE EQUITY AND
                                         MID-CAP GROWTH EQUITY PORTFOLIOS (BEFORE WAIVERS)

                                                                                           Investment
Average Daily Net Assets                                                                  Advisory Fee
------------------------------------------------------  ----------------------------------------------------------------------------
first $1 billion                                                                             .800%
$1 billion -- $2 billion                                                                     .700
$2 billion -- $3 billion                                                                     .675
greater than $3 billion                                                                      .625

                                            MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE
                                          INTERNATIONAL EQUITY PORTFOLIO (BEFORE WAIVERS)

                                                                         Investment                          Sub-Advisory
Average Daily Net Assets                                                Advisory Fee                          Fee to BIL
------------------------------------------------------  ----------------------------------------  ----------------------------------
first $1 billion                                                           .750%                                 .600%
$1 billion -- $2 billion                                                   .700                                  .550
$2 billion -- $3 billion                                                   .675                                  .525
greater than $3 billion                                                    .650                                  .500


                                  MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE BALANCED PORTFOLIO

                                                                      Investment                           Sub-Advisory
Average Daily Net Assets                                             Advisory Fee                           Fee to BFM
------------------------------------------------------  ----------------------------------------  ----------------------------------
first $1 billion                                                        .550%                                 .400%
$1 billion -- $2 billion                                                .500                                  .350
$2 billion -- $3 billion                                                .475                                  .325
greater than $3 billion                                                 .450                                  .300


                                            MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE
                                     INTERNATIONAL EMERGING MARKETS PORTFOLIO (BEFORE WAIVERS)

                                                                        Investment                          Sub-Advisory
Average Daily Net Assets                                               Advisory Fee                          Fee to BIL
------------------------------------------------------  ----------------------------------------  ----------------------------------
first $1 billion                                                          1.250%                               1.100%
$1 billion -- $2 billion                                                  1.200                                1.050
$2 billion -- $3 billion                                                  1.155                                1.005
greater than $3 billion                                                   1.100                                 .950


                                            MAXIMUM ANNUAL CONTRACTUAL FEE RATE
                                    FOR THE MICRO-CAP EQUITY PORTFOLIO (BEFORE WAIVERS)
                                                                                           Investment
Average Daily Net Assets                                                                  Advisory Fee
------------------------------------------------------             ------------------------------------------------------
first $1 billion                                                                              1.10%
$1 billion -- $2 billion                                                                      1.05
$2 billion -- $3 billion                                                                      1.025
greater than $3 billion                                                                       1.00

                                        MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE
                                  GLOBAL SCIENCE & TECHNOLOGY PORTFOLIO (BEFORE WAIVERS)

Average Daily Net Assets                                                             Investment Advisory Fee
------------------------------------------------------             ------------------------------------------------------
first $1 billion                                                                             0.90%
$1 billion -- $2 billion                                                                     0.85
$2 billion -- $3 billion                                                                     0.80
greater than $3 billion                                                                      0.75

                                        MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE
                                     GLOBAL COMMUNICATIONS PORTFOLIO (BEFORE WAIVERS)


Average Daily Net Assets                                                      Co-Advisory Fees to BlackRock and BIL
------------------------------------------------------             ------------------------------------------------------
first $1 billion                                                                              0.80%
$1 billion--$2 billion                                                                        0.75
$2 billion--$3 billion                                                                        0.725
greater than $3 billion                                                                       0.70


                                        MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE
                          ASIA PACIFIC EQUITY AND THE EUROPEAN EQUITY PORTFOLIOS (BEFORE WAIVERS)


                                                                        Investment                 Sub-Advisory
Average Daily Net Assets                                               Advisory Fee                Fees to BIL
------------------------------------------------------             -------------------   --------------------------------
first $1 billion                                                           0.90%                     .75%
$1 billion--$2 billion                                                     0.85                      .70%
$2 billion--$3 billion                                                     0.80                      .65%
greater than $3 billion                                                    0.75                      .60%


                                            MAXIMUM ANNUAL CONTRACTUAL FEE RATE
                                         FOR THE BOND PORTFOLIOS (BEFORE WAIVERS)

                                                  Each Portfolio Except the
                                                  International Bond, GNMA,                International Bond, GNMA, DE
                                                    DE Tax-Free Income and                Tax-Free Income and KY Tax-Free
                                                KY Tax-Free Income Portfolios                    Income Portfolios
                                              ---------------------------------           ------------------------------
                                               Investment           Sub-Advisory           Investment       Sub-Advisory
Average Daily Net Assets                      Advisory Fee          Fees to BFM           Advisory Fee       Fees to BFM
------------------------                      ------------          -----------           ------------       -----------
first $1 billion                                  .500%                 .350%                   .550%             .400%
$1 billion--$2 billion                            .450                  .300                    .500              .350
$2 billion--$3 billion                            .425                  .275                    .475              .325
greater than $3 billion                           .400                  .250                    .450              .300


                                            MAXIMUM ANNUAL CONTRACTUAL FEE RATE
                                     FOR THE MONEY MARKET PORTFOLIOS (BEFORE WAIVERS)

                                                                    Investment                     Sub-Advisory
Average Daily Net Assets                                           Advisory Fee                     Fee to BIMC
------------------------------------------------------      --------------------------        ------------------------
first $1 billion                                                      .450%                             .400%
$1 billion--$2 billion                                                .400                              .350
$2 billion--$3 billion                                                .375                              .325
greater than $3 billion                                               .350                              .300

         BlackRock, a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., renders advisory services to each of the Portfolios, except the Index Equity Portfolio, pursuant to an Investment Advisory Agreement. From the commencement of operations of each Portfolio (other than the New Jersey Municipal Money Market, New Jersey Tax-Free Income, Core Bond Total Return, Low Duration Bond and International Bond Portfolios) until January 4, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), BIMC served as adviser.

         From July 1, 1991 to December 31, 1995, Midlantic Bank, N.A. ("Midlantic Bank") served as investment adviser to the predecessor portfolios of the International Bond, New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios. From January 1, 1996 through January 12, 1996 (February 12, 1996 with respect to the predecessor portfolio of the International Bond Portfolio): (i) BlackRock and Morgan Grenfell Investment Services Limited ("Morgan Grenfell") served as investment adviser and sub-adviser, respectively, to the predecessor portfolio to the International Bond Portfolio; (ii) BIMC served as investment adviser to the predecessor portfolio to the New Jersey Municipal Money Market Portfolio; and (iii) BFM served as investment adviser to the predecessor portfolio to the New Jersey Tax-Free Income Portfolio pursuant to interim advisory and sub-advisory agreements approved by the shareholders of the Compass Capital Group of Funds. From December 9, 1992 to January 13, 1996, BFM served as investment adviser to the predecessor portfolio of the Core Bond Total Return Portfolio. From July 17, 1992 to January 13, 1996, BFM served as investment adviser to the predecessor portfolio of the Low Duration Bond Portfolio.

         BFM renders sub-advisory services to the Balanced, Managed Income, Intermediate Government Bond, Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, New Jersey Tax-Free Income, Delaware Tax-Free Income, Kentucky Tax-Free Income, Core Bond Total Return, Core PLUS Total Return, Government Income, International Bond, High Yield Bond and GNMA Portfolios pursuant to Sub-Advisory Agreements. Until January 26, 2001, BFM rendered sub-advisory services to the Large Cap Value Equity, Mid-Cap Value Equity, Small Cap Value Equity, Select Equity, Large Cap Growth Equity, Mid-Cap Growth Equity, Small Cap Growth Equity and Micro-Cap Equity Portfolios. From May 15, 2000 to January 26, 2001, BFM rendered sub-advisory services to the Global Science & Technology Portfolio. BlackRock and BIL render co-investment advisory services to the Global Communications Portfolio. BIL renders sub-advisory services to the International Equity, International Emerging Markets and International Small Cap Equity Portfolios pursuant to Sub-Advisory Agreements. BIMC renders sub-advisory services to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios pursuant to Sub-Advisory Agreements. DFA renders advisory services to the Index Master Portfolio, the registered investment company in which the Index Equity Portfolio invests all of its assets, pursuant to an Investment Management Agreement. The Investment Advisory Agreement with BlackRock, the Investment Management Agreement with DFA and the above-referenced Sub-Advisory Agreements are collectively referred to as the "Advisory Contracts."

         Provident Capital Management, Inc. (a predecessor entity of BFM) ("PCM") served as sub-adviser to the International Equity and International Emerging Markets Portfolios from commencement of operations (April 27, 1992 in the case of the International Equity Portfolio; June 17, 1994 in the case of the International Emerging Markets Portfolio) to April 19, 1996.

         PNC Bank served as sub-adviser for the Money Market Portfolio from October 4, 1989 (commencement of operations) to January 4, 1996; for the Municipal Money Market Portfolio from September 10, 1993 to January 4, 1996; for the U.S. Treasury Money Market Portfolio from November 1, 1989 (commencement of operations) to January 4, 1996; for the Ohio Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to January 4, 1996; for the Pennsylvania Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to January 4, 1996; for the North Carolina Municipal Money Market Portfolio from May 4, 1993 (commencement of operations) to January 4, 1996; for the Virginia Municipal Money Market Portfolio from July 25, 1994 (commencement of operations) to January 4, 1996; and for the New Jersey Municipal Money Market Portfolio from January 13, 1996 to June 6, 1996. From April 4, 1990 (commencement of operations) to January 4, 1996, PNC Bank served as sub-adviser to the Balanced Portfolio. From March 1, 1993 to January 4, 1996, PNC Equity Advisors Company (a predecessor entity of BlackRock) ("PEAC") served as sub-adviser to the Select Equity Portfolio. From March 29, 1995 to June 1, 1996, PEAC served as sub-adviser to the Index Equity Portfolio. From July 1, 1996 through December 31, 1996, Morgan Grenfell served as sub-adviser to the International Bond Portfolio.

         Under the relevant Advisory Contracts, BlackRock, BIMC, BFM and BIL are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts. Under the Advisory Contracts, BlackRock, BIMC, BFM, BIL and DFA are liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each of the Advisory Contracts

(except the Advisory Contract relating to the Index Master Portfolio) is terminable as to a Portfolio by vote of the Fund's Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BlackRock, BIMC, BFM or BIL, as the case may be. BlackRock, BIMC, BFM and BIL may also terminate their advisory relationship with respect to a Portfolio on 60 days' written notice to the Fund. The Advisory Contract relating to the Index Master Portfolio is terminable by vote of the Trust's Board of Trustees or by the holders of a majority of the outstanding voting securities of the Index Master Portfolio at any time without penalty on 60 days' written notice to DFA. DFA may also terminate its advisory relationship with respect to the Index Master Portfolio on 90 days' written notice to the Trust. Each of the Advisory Contracts terminates automatically in the event of its assignment.

         For the period from October 1, 1999 (May 15, 2000 in the case of the Global Science & Technology Portfolio, and June 23, 2000 in the case of the European Equity and Asia Pacific Equity Portfolios) through September 30, 2000, the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

                                                    Fees Paid
                  Portfolios                     (After Waivers)          Waivers           Reimbursements
                  ----------                     ---------------          -------           --------------

Money Market................................      $   7,768,989       $   6,553,676         $           0
U. S. Treasury Money Market.................          1,495,813           2,212,233                     0
Municipal Money Market......................            974,276           1,509,018                     0
New Jersey Municipal Money Market...........            224,155             500,588                     0
North Carolina Municipal Money Market.......             36,679             479,993                     0
Ohio Municipal Money Market.................            141,760             343,320                     0
Pennsylvania Municipal Money Market.........          1,190,896           1,743,425                     0
Virginia Municipal Money Market.............              6,182             257,930                     0
Low Duration Bond...........................            608,895             759,386                     0
Intermediate Government Bond................          1,121,332             829,349                     0
Intermediate Bond...........................          1,864,633           1,395,707                     0
Core Bond Total Return......................          3,009,539           2,899,310                     0
Government Income...........................             55,140             126,791                     0
Managed Income..............................          5,721,632           1,743,474                     0
GNMA........................................            201,152             362,060                     0
International Bond..........................            430,460                   0                     0
High Yield Bond.............................            395,036             127,262                     0
Tax-Free Income.............................            921,669             739,736                     0
Pennsylvania Tax-Free Income................          2,968,963           1,861,814                     0
New Jersey Tax-Free Income..................            419,841             342,327                     0
Ohio Tax-Free Income........................            236,342             237,566                     0
Delaware Tax-Free Income....................            354,188             213,741                     0
Kentucky Tax-Free Income....................            605,113             293,774                     0
Large Cap Value Equity......................         11,684,246                   0                     0
Large Cap Growth Equity.....................          9,138,089                   0                     0
Mid-Cap Value Equity........................          2,172,456                   0                     0
Mid-Cap Growth Equity.......................          6,106,488                   0                     0
Small Cap Value Equity......................          3,232,118                   0                     0
Small Cap Growth Equity.....................         13,483,790                   0                     0
Micro-Cap Equity............................          6,038,499                   0                     0
Global Science & Technology.................             36,150             207,900                     0
European Equity.............................                  0              13,420                52,916
International Equity........................         10,020,867             106,173                     0
International Small Cap Equity..............          1,527,689             156,791                     0
Asia Pacific Equity.........................                  0               7,200                52,613

                                                    Fees Paid
                  Portfolios                     (After Waivers)          Waivers           Reimbursements
                  ----------                     ---------------          -------           --------------
International Emerging Markets..............          1,412,346                   0                     0
Select Equity...............................         10,280,894                   0                     0
Balanced....................................          4,963,103                   0                     0

         For the period from October 1, 1998 (November 19, 1998 in the case of the High Yield Bond Portfolio) through September 30, 1999, the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:

                                                                Fees Paid
                        Portfolios                            (After Waivers)          Waivers           Reimbursements
                        ----------                            ---------------          -------           --------------
Money Market............................................        $  7,649,100        $  (5,765,498)            $   0
U. S. Treasury Money Market.............................           2,000,681           (2,422,585)                0
Municipal Money Market..................................             848,612           (1,216,331)                0
New Jersey Municipal Money Market.......................             234,151             (441,529)                0
North Carolina Municipal Money Market...................             193,332             (861,367)                0
Ohio Municipal Money Market.............................             169,074             (347,740)                0
Pennsylvania Municipal Money Market.....................           1,209,468           (1,613,015)                0
Virginia Municipal Money Market.........................              29,848             (250,140)                0
Low Duration Bond.......................................             719,552             (754,500)                0
Intermediate Government Bond............................           1,553,319             (716,541)                0
Intermediate Bond.......................................           1,714,005           (1,051,834)                0
Core Bond Total Return..................................           2,493,031           (2,137,407)                0
Government Income.......................................             109,317             (106,976)                0
GNMA....................................................             329,452             (304,908)                0
Managed Income..........................................           6,086,694           (1,600,525)                0
International Bond......................................             327,368                    0                 0
High Yield Bond.........................................               3,325             (260,621)                0
Tax-Free Income.........................................           1,130,288             (491,480)                0
Pennsylvania Tax-Free Income............................           4,007,439           (1,555,991)                0
New Jersey Tax-Free Income..............................             606,098             (272,652)                0
Ohio Tax-Free Income....................................             388,252             (130,733)                0
Delaware Tax-Free.......................................             533,840             (112,869)                0
Kentucky Tax-Free.......................................             805,219             (213,243)                0
Large Cap Value Equity..................................          13,151,862                    0                 0
Large Cap Growth Equity.................................           7,642,265                    0                 0
Mid-Cap Value Equity....................................           2,210,757              (26,832)                0
Mid-Cap Growth Equity...................................           2,768,545              (30,905)                0
Small Cap Value Equity..................................           3,759,801                    0                 0
Small Cap Growth Equity.................................           8,138,473                    0                 0
Micro-Cap Equity........................................             415,602             (170,684)                0
International Equity....................................           9,475,007                    0                 0
International Small Cap Equity..........................              69,398             (143,999)                0
International Emerging Markets..........................           1,051,408                    0                 0
Select Equity...........................................           9,743,912                    0                 0
Balanced................................................           4,600,236                    0                 0

         For the period from October 1, 1997 (May 1, 1998 in the case of the Micro-Cap Equity Portfolio; May 11, 1998 in the case of the Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios; and May 18, 1998 in the case of the GNMA Portfolio) through September 30, 1998, the Fund paid BlackRock advisory fees, and BlackRock waived advisory fees and reimbursed expenses, as follows:

                                                                 Fees Paid
                        Portfolios                            (After Waivers)          Waivers            Reimbursements
-------------------------------------------------------       ---------------        ------------         --------------
Money Market...........................................         $  4,995,812         $  6,990,461             $        0
U.S. Treasury Money Market.............................            1,455,174            3,050,276                      0
Municipal Money Market.................................              589,271            1,560,040                      0
New Jersey Municipal Money Market......................              117,098              509,669                      0
North Carolina Municipal Money Market..................               67,431              780,226                      0
Ohio Municipal Money Market............................              119,244              460,253                      0
Pennsylvania Municipal Money Market....................              782,010            1,948,681                      0
Virginia Municipal Money Market........................               15,607              307,363                      0
Low Duration Bond......................................              472,357            1,018,534                      0
Intermediate Government Bond...........................              814,750              524,055                      0
Intermediate Bond......................................            1,123,779              996,975                      0
Core Bond Total Return.................................            1,296,895            2,294,530                      0
Government Income......................................               17,520              110,545                      0
Managed Income.........................................            3,810,648            1,717,518                      0
International Bond.....................................              203,495               66,216                      0
GNMA...................................................              112,096              130,075                      0
Tax-Free Income........................................              465,903              352,304                      0
Pennsylvania Tax-Free Income...........................            1,444,081            1,038,853                      0
New Jersey Tax-Free Income.............................              319,096              296,294                      0
Ohio Tax-Free Income...................................              107,019              136,991                      0
Delaware Tax-Free Income...............................              197,418               57,976                      0
Kentucky Tax-Free Income...............................              321,405              134,676                      0
Large Cap Value Equity.................................           10,148,888                4,823                      0
Large Cap Growth Equity................................            5,401,230                1,583                      0
Mid-Cap Value Equity...................................            1,595,030               77,992                      0
Mid-Cap Growth Equity..................................            1,592,876               78,173                      0
Small Cap Value Equity.................................            3,420,178               25,656                      0
Small Cap Growth Equity................................            5,973,190                    0                      0
Micro-Cap Equity.......................................                   42               60,524                      0
International Equity...................................            6,687,983              402,953                      0
International Small Cap Equity.........................               55,673              142,318                      0
International Emerging Markets.........................            1,613,829              129,596                      0
Select Equity..........................................            6,235,046                    0                      0
Balanced...............................................            2,666,850                8,135                      0

         For the period October 1, 1999 (May 15, 2000 in the case of the Global Science & Technology Portfolio, and June 23, 2000 in the case of the European Equity and Asia Pacific Equity Portfolios) through September 30, 2000, the Fund paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:

                                                                                Fees Paid
                              Portfolios                                     (After Waivers)               Waivers
-------------------------------------------------------------------          ---------------          --------------------
Low Duration Bond..................................................          $       221,331                $    0
International Bond.................................................                  638,238                     0
International Government...........................................                  387,083                     0
Core Bond Total Return.............................................                1,038,330                     0
Managed Income.....................................................                1,901,565                     0
Government Income..................................................                   22,954                     0
GNMA Bond..........................................................                   73,798                     0
International Bond.................................................                  135,385                     0
High Yield.........................................................                  300,667                     0

                                                                                Fees Paid
                              Portfolios                                     (After Waivers)               Waivers
-------------------------------------------------------------------          ---------------            --------------
Tax-Free Income....................................................                  305,211                     0
Pennsylvania Tax-Free..............................................                1,002,912                     0
New Jersey Tax-Free................................................                  144,450                     0
Ohio Tax-Free......................................................                   82,644                     0
Delaware Tax-Free..................................................                  115,766                     0
Kentucky Tax-Free..................................................                  197,020                     0
Money Market.......................................................                  431,442                     0
US Treasury Money Market...........................................                  107,109                     0
Municipal Money Market.............................................                   55,293                     0
New Jersey Municipal Money Market..................................                   18,358                     0
North Carolina Municipal Money Market..............................                   17,399                     0
Ohio Municipal Money Market........................................                   13,107                     0
Pennsylvania Municipal Money Market................................                   78,031                     0
Virginia Municipal Money Market....................................                    7,662                     0
Large Cap Value Equity.............................................                4,143,200                     0
Large Cap Growth Equity............................................                3,423,796                     0
Mid-Cap Value Equity...............................................                  731,930                     0
Mid-Cap Growth Equity..............................................                2,074,482                     0
Small Cap Value Equity.............................................                1,160,742                     0
Small Cap Growth Equity............................................                5,236,881                     0
Select Equity......................................................                3,710,073                     0
Balanced Equity....................................................                1,726,402                     0
Micro-Cap Equity...................................................                2,023,920                     0
International Equity...............................................                3,212,017                     0
International Emerging Markets.....................................                  437,619                     0
Global Science & Technology........................................                N/A                           0
European Equity....................................................                N/A                           0
Asia Pacific Equity................................................                N/A                           0
International Small Cap Equity.....................................                  532,389                     0

         For the period from October 1, 1998 (November 19, 1998 in the case of the High Yield Bond Portfolio) through September 30, 1999, BlackRock paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:

                                                                                Fees Paid
                              Portfolios                                     (After Waivers)               Waivers
-------------------------------------------------------------------          ---------------            -------------
Money Market.......................................................          $     1,707,925                $    0
U.S. Treasury Money Market.........................................                  505,964                     0
Municipal Money Market.............................................                  236,321                     0
New Jersey Municipal Money Market..................................                   77,438                     0
North Carolina Municipal Money Market..............................                  119,390                     0
Ohio Municipal Money Market........................................                   58,766                     0
Pennsylvania Municipal Money Market................................                  320,664                     0
Virginia Municipal Money Market....................................                   32,223                     0
Low Duration Bond..................................................                  297,439                     0
Intermediate Government Bond.......................................                  303,047                     0
Intermediate Bond..................................................                  301,008                     0
Core Bond Total Return.............................................                  597,092                     0
Government Income..................................................                   27,729                     0
Managed Income.....................................................                  863,642                     0
International Bond.................................................                   83,971                     0
High Yield.........................................................                   35,458                     0
GNMA...............................................................                   82,477                     0

                                                                                Fees Paid
                              Portfolios                                     (After Waivers)               Waivers
-------------------------------------------------------------------          ---------------            --------------
Tax-Free Income....................................................                  211,440                     0
Pennsylvania Tax-Free Income.......................................                  616,763                     0
New Jersey Tax-Free Income.........................................                  269,283                     0
Ohio Tax-Free Income...............................................                   75,189                     0
Delaware Tax-Free Income...........................................                   96,109                     0
Kentucky Tax-Free Income...........................................                  112,228                     0
Large Cap Value Equity.............................................                4,129,081                     0
Large Cap Growth Equity............................................                2,854,877                     0
Mid-Cap Value Equity...............................................                  452,349                     0
Mid-Cap Growth Equity..............................................                  702,346                     0
Small Cap Value Equity.............................................                1,107,049                     0
Small Cap Growth Equity............................................                3,069,321                     0
Micro-Cap Equity...................................................                   86,160                     0
International Equity...............................................                1,693,490                     0
International Small Cap Equity.....................................                   28,312                     0
International Emerging Markets.....................................                  111,074                     0
Select Equity......................................................                2,982,370                     0
Balanced...........................................................                1,139,259                     0

         For the period from October 1, 1997 (May 1, 1998 in the case of the Micro-Cap Equity Portfolio; May 11, 1998 in the case of the Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios and May 18, 1998 in the case of the GNMA Portfolio) through September 30, 1998, BlackRock paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:

                                                                                Fees paid
                              Portfolios                                     (After Waivers)               Waivers
---------------------------------------------------------------------        ---------------           ----------------
Money Market.........................................................       $    1,473,942                 $    0
U.S. Treasury Money Market...........................................              531,588                      0
Municipal Money Market...............................................              258,731                      0
New Jersey Municipal Money Market....................................               84,548                      0
North Carolina Municipal Money Market................................               95,193                      0
Ohio Municipal Money Market..........................................               69,640                      0
Pennsylvania Municipal Money Market..................................              321,314                      0
Virginia Municipal Money Market......................................               31,202                      0
Low Duration Bond....................................................              148,696                      0
Intermediate Government Bond.........................................               97,580                      0
Intermediate Bond....................................................              137,758                      0
Core Bond Total Return...............................................              269,603                      0
Government Income....................................................                6,476                      0
Managed Income.......................................................              478,493                      0
International Bond...................................................               29,036                      0
GNMA.................................................................               31,017                      0
Tax-Free Income......................................................               75,876                      0
Pennsylvania Tax-Free Income.........................................              275,140                      0
New Jersey Tax-Free Income...........................................               82,241                      0
Ohio Tax-Free Income.................................................               21,499                      0
Delaware Tax-Free Income.............................................               20,245                      0
Kentucky Tax-Free Income.............................................               52,134                      0
Large Cap Value Equity...............................................            2,157,328                      0
Large Cap Growth Equity..............................................            1,392,973                      0
Mid-Cap Value Equity.................................................              228,692                      0
Mid-Cap Growth Equity................................................              310,057                      0
Small Cap Value Equity...............................................              659,000                      0

                                                                                Fees paid
                              Portfolios                                     (After Waivers)               Waivers
---------------------------------------------------------------------        ---------------           ---------------
Small Cap Growth Equity..............................................            1,671,007                      0
Micro-Cap Equity.....................................................                6,568                      0
International Equity.................................................              896,720                      0
International Small Cap Equity.......................................               14,026                      0
International Emerging Markets.......................................               83,941                      0
Select Equity........................................................            1,400,970                      0
Balanced.............................................................              799,193                      0

         For the services it provides as investment adviser to the Index Master Portfolio, DFA is paid a monthly fee calculated at the annual rate of .025% of the Index Master Portfolio's average daily net assets. For the fiscal years ending November 30, 1998, 1999 and 2000, the Index Master Portfolio paid advisory fees to DFA totaling $293,240, $558,270 and $805,192, respectively.

         Administration Agreement. BlackRock and PFPC serve as the Fund's co-administrators pursuant to an administration agreement (the "Administration Agreement"). PFPC has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute each Portfolio's net asset value, net income and net capital gain or loss; and serve as a liaison with the Fund's independent public accountants. The Administrators may from time to time voluntarily waive administration fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

         Under the Administration Agreement, the Fund pays to BAI and PFPC on behalf of each Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .085% of the first $500 million of each Portfolio's average daily net assets, .075% of the next $500 million of each Portfolio's average daily net assets and .065% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .145% of the first $500 million of average daily net assets allocated to each class of shares of each Portfolio (.095% with respect to the Money Market Portfolios and .035% with respect to BlackRock Shares), .135% of the next $500 million of such average daily net assets (.085% with respect to the Money Market Portfolios and .025% with respect to BlackRock Shares) and .125% of the average daily net assets allocated to each class of shares of each Portfolio in excess of $1 billion (.075% with respect to the Money Market Portfolios and .015% with respect to BlackRock Shares).

         Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the Fund's service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund's service providers; and (iv) providing ongoing business management and support services in connection with the Fund's operations. Pursuant to the terms of the Administration Agreement, BlackRock has delegated certain of its duties thereunder to BDI.

         The Administration Agreement provides that BlackRock and PFPC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BAI and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BAI nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the Administration Agreement.

         PFPC serves as the administrative services agent for the Index Master Portfolio pursuant to an Administration and Accounting Services Agreement. The services provided by PFPC are subject to supervision by the executive officers and the Board of Trustees of the Trust, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports and acting as liaison with the Trust's custodians and dividend and disbursing agents. For these services, PFPC is entitled to compensation from the Index Master Portfolio at the annual rate of .015% of the Index Master Portfolio's average daily net assets. The Index Equity Portfolio bears its pro rata portion of the Index Master Portfolio's administrative services expenses.

         From February 1, 1993 until January 13, 1996, PFPC and Provident Distributors, Inc. ("PDI") served as co-administrators to the Fund. From January 16, 1996 until September 30, 1997, PFPC and BDI served as co-administrators to the Fund. From December 1, 1995 to September 30, 1997, Compass Capital Group, Inc. ("CCG") served as co-administrator to the Fund. BlackRock became co-administrator to the Fund on January 28, 1998. For the purposes of the following fee information, CCG and BDI are also considered "Administrators."

         For the period from October 1, 1999 (May 15, 2000 in the case of Global Science & Technology Portfolio, and June 23, 2000 in the case of European Equity and Asia Pacific Equity Portfolios) through September 30, 2000, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

                                                       Fees Paid
                   Portfolios                       (After Waivers)           Waivers            Reimbursements
--------------------------------------------        ---------------       ---------------        --------------
Money Market................................          $ 5,329,064           $         0           $         0
U. S. Treasury Money Market.................            1,418,417                     0                     0
Municipal Money Market......................              980,922                     0                     0
New Jersey Municipal Money Market...........              289,897                     0                     0
North Carolina Municipal Money Market.......              205,522                 1,147                     0
Ohio Municipal Money Market.................              194,032                     0                     0
Pennsylvania Municipal Money Market.........            1,143,318                     0                     0
Virginia Municipal Money Market.............              103,977                 1,668                     0
Low Duration Bond...........................              496,976               132,433                     0
Intermediate Government Bond................              897,313                     0                     0
Intermediate Bond...........................            1,312,198               157,145                     0
Core Bond Total Return......................            2,292,173               291,347                     0
Government Income...........................               83,688                     0                     0
Managed Income..............................            3,240,823                     0                     0
GNMA........................................              235,525                     0                     0
International Bond..........................              180,011                     0                     0
High Yield Bond.............................              206,854                33,403                     0
Tax-Free Income.............................              764,246                     0                     0
Pennsylvania Tax-Free Income................            2,129,000                     0                     0
New Jersey Tax-Free Income..................              350,597                     0                     0
Ohio Tax-Free Income........................              217,998                     0                     0
Delaware Tax-Free Income....................              237,498                     0                     0
Kentucky Tax-Free Income....................              375,898                     0                     0
Large Cap Value Equity......................            4,573,703                     0                     0
Large Cap Growth Equity.....................            3,582,474                     0                     0
Mid-Cap Value Equity........................              624,581                     0                     0
Mid-Cap Growth Equity.......................            1,702,307                     0                     0
Small Cap Value Equity......................            1,334,081                     0                     0
Small Cap Growth Equity.....................            5,301,926                     0                     0
Micro-Cap Equity............................            1,242,241                     0                     0
Global Science & Technology.................                2,561                59,808                     0
European Equity.............................                    0                 3,384                     0
International Equity........................            2,913,054                     0                     0
International Small Cap Equity..............              381,769                 5,661                     0
Asia Pacific Equity.........................                    0                 1,840                     0
International Emerging Markets..............              259,872                     0                     0

                                                       Fees Paid
                   Portfolios                       (After Waivers)           Waivers            Reimbursements
--------------------------------------------        ---------------           -------            --------------
Select Equity...............................            4,017,644                     0                     0
Index Equity................................            2,936,015             1,357,833                     0
Balanced....................................            1,995,004                     0                     0

         For the period from October 1, 1998 (November 19, 1998 in the case of the High Yield Bond Portfolio) through September 30, 1999, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:


                                                               Fees Paid
                        Portfolios                           (After Waivers)          Waivers            Reimbursements
-------------------------------------------------------      ---------------       -------------         --------------
Money Market...........................................        $  4,431,214        $   (596,687)         $          0
U. S. Treasury Money Market............................           1,414,122            (270,705)                    0
Municipal Money Market.................................             734,169             (90,996)                    0
New Jersey Municipal Money Market......................             238,126             (32,153)                    0
North Carolina Municipal Money Market..................             340,245             (71,105)                    0
Ohio Municipal Money Market............................             184,197             (22,529)                    0
Pennsylvania Municipal Money Market....................             981,484            (126,056)                    0
Virginia Municipal Money Market........................              87,474             (24,514)                    0
Low Duration Bond......................................             502,361            (111,419)                    0
Intermediate Government Bond...........................             778,615            (265,521)                    0
Intermediate Bond......................................           1,066,120            (167,584)                    0
Core Bond Total Return.................................           1,711,732            (241,065)                    0
Government Income......................................              50,144             (49,352)                    0
GNMA...................................................             171,278             (94,000)                    0
Managed Income.........................................           3,054,280            (297,082)                    0
International Bond.....................................             136,887                   0                     0
High Yield Bond........................................               7,906             (86,276)                    0
Tax-Free Income........................................             530,663            (215,350)                    0
Pennsylvania Tax-Free Income...........................           1,912,005            (525,896)                    0
New Jersey Tax-Free Income.............................             301,615            (102,610)                    0
Ohio Tax-Free Income...................................             146,194             (92,172)                    0
Delaware Tax-Free......................................             192,717             (77,719)                    0
Kentucky Tax-Free......................................             304,160            (121,599)                    0
Large Cap Value Equity.................................           5,188,784                   0                     0
Large Cap Growth Equity................................           3,031,323                   0                     0
Mid-Cap Value Equity...................................             643,297                   0                     0
Mid-Cap Growth Equity..................................             803,240                   0                     0
Small Cap Value Equity.................................           1,539,051                   0                     0
Small Cap Growth Equity................................           3,216,807                   0                     0
Micro-Cap Equity.......................................             122,488                   0                     0
International Equity...................................           2,745,464                   0                     0
International Small Cap Equity.........................              49,084                   0                     0
International Emerging Markets.........................             193,461                   0                     0
Select Equity..........................................           3,831,505                   0                     0
Index Equity...........................................           2,022,446          (1,006,052)                    0
Balanced...............................................           1,865,080                   0                     0

         For the period from October 1, 1997 (May 1, 1998 in the case of the Micro-Cap Equity Portfolio; May 11, 1998 in the case of the Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios; and May 18, 1998 in the case of the GNMA Portfolio) through September 30, 1998, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

                                                                 Fees Paid
                        Portfolios                             (After Waivers           Waivers          Reimbursements
-------------------------------------------------------        --------------        --------------      --------------
Money Market...........................................         $   3,868,646         $       2,843           $   0
U.S. Treasury Money Market.............................             1,466,150                57,355               0
Municipal Money Market.................................               772,350                     0               0
New Jersey Municipal Money Market......................               223,282                 3,124               0
North Carolina Municipal Money Market..................               253,209                51,557               0
Ohio Municipal Money Market............................               207,860                   726               0
Pennsylvania Municipal Money Market....................               956,857                     0               0
Virginia Municipal Money Market........................                78,661                38,462               0
Low Duration Bond......................................               454,591               182,710               0
Intermediate Government Bond...........................               424,492               166,417               0
Intermediate Bond......................................               757,472               153,769               0
Core Bond Total Return.................................             1,372,756               119,595               0
Government Income......................................                19,344                35,146               0
Managed Income.........................................             1,984,691               294,140               0
International Bond.....................................                98,952                 5,267               0
GNMA...................................................                68,501                31,374               0
Tax-Free Income........................................               259,703               102,782               0
Pennsylvania Tax-Free Income...........................               892,483               158,366               0
New Jersey Tax-Free Income.............................               190,198                77,833               0
Ohio Tax-Free Income...................................                76,296                27,711               0
Delaware Tax-Free Income...............................                82,578                24,917               0
Kentucky Tax-Free Income...............................               142,042                49,754               0
Large Cap Value Equity.................................             3,731,258                     0               0
Large Cap Growth Equity................................             2,021,620                     0               0
Mid-Cap Value Equity...................................               413,908                39,124               0
Mid-Cap Growth Equity..................................               413,572                39,770               0
Small Cap Value Equity.................................             1,317,733                 6,509               0
Small Cap Growth Equity................................             2,230,497                     0               0
Micro-Cap Equity.......................................                   118                12,502               0
International Equity...................................             1,874,280                84,764               0
International Small Cap Equity.........................                22,772                19,575               0
International Emerging Markets.........................               294,225                14,409               0
Select Equity..........................................             2,343,503                     0               0
Index Equity...........................................               270,743               958,992               0
Balanced...............................................             1,041,218                     0               0

         The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.

         Custodian and Transfer Agency Agreements. Pursuant to the terms of a custodian agreement (the "Custodian Agreement") between the Fund and PNC Bank, as of January 1, 1999 PNC Bank has assigned its rights and delegated its duties as the Fund's custodian to its affiliate, PFPC Trust Company ("PTC"). Under the Custodian Agreement, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio's operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for various Portfolios of the Fund.

         For its services to the Fund under the Custodian Agreement, PTC receives a fee which is calculated based upon each investment portfolio's average gross assets. PTC is also entitled to out-of-pocket expenses and certain transaction charges. PTC has undertaken to waive its custody fees with respect to the Index Equity Portfolio, which invests substantially all of its assets in the Index Master Portfolio.

         PFPC, which has its principal offices at 400 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems HL, Service, Investor, Institutional and BlackRock classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund's Institutional and Service Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of
 .03% of the average net asset value of outstanding Institutional and Service Shares in each Portfolio, plus per account fees and disbursements. For its services with respect to the Fund's BlackRock Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .01% of the average net asset value of outstanding BlackRock Shares in each Portfolio, plus per account fees and disbursements. For its services under the Transfer Agency Agreement with respect to HL and Investor Shares, PFPC receives per account fees. Until further notice, the transfer agency fees for each series of Investor Shares in each Portfolio will not exceed the annual rate of .10% of the series' average daily net assets.

         PTC serves as the Trust's custodian and PFPC serves as the Trust's transfer and dividend disbursing agent. The Index Equity Portfolio bears its pro rata portion of the Index Master Portfolio's custody and transfer and dividend disbursing fees and expenses.

         Distributor and Distribution and Service Plan. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of each Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor's principal business address is 3200 Horizon Drive, King of Prussia, PA 19406.

         Pursuant to the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), the Fund may pay the Distributor and/or BlackRock or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, as described further below, only HL Shares, Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay BlackRock fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. BlackRock, in turn, determines the amount of the service fee and shareholder processing fee to be paid to brokers, dealers, financial institutions and industry professionals (collectively, "Service Organizations") and to Hilliard Lyons. The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the "12b-1 Trustees"), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and
(v) while the Plan remains in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of the Fund's non-interested trustees.

         The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

         With respect to HL Shares and Investor A Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of .10% of the average daily net asset value of each Portfolio's outstanding HL Shares or Investor A Shares, as applicable) are used to pay commissions and other fees payable to Service Organizations and/or Hilliard Lyons and other broker/dealers who sell HL Shares and/or Investor A Shares.

         With respect to Investor B Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor B Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio's outstanding Investor B Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B Shares are redeemed prior to the expiration of the conversion period, after which Investor B Shares automatically convert to Investor A Shares.

         With respect to Investor C Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor C Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio's outstanding Investor C Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C Shares are redeemed within 12 months of purchase.

         The Fund is not required or permitted under the Plan to make distribution payments with respect to Service, Institutional or BlackRock Shares. However, the Plan permits BDI, BlackRock, PFPC and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them. The Distributor, BlackRock and their affiliates may pay affiliated and unaffiliated financial institutions, broker/dealers and/or their salespersons certain compensation for the sale and distribution of shares of the Fund or for services to the Fund. These payments ("Additional Payments") would be in addition to the payments by the Fund described in this Statement of Additional Information for distribution and shareholder servicing and processing. These Additional Payments may take the form of "due diligence" payments for a dealer's examination of the Portfolios and payments for providing extra employee training and information relating to Portfolios; "listing" fees for the placement of the Portfolios on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Distributor, BlackRock and their affiliates may make Additional Payments to affiliated and unaffiliated entities for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Fund. The Additional Payments made by the Distributor, BlackRock and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by a financial institution or broker/dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the affiliated and unaffiliated financial institutions or dealers involved, and may be different for different institutions and dealers. Furthermore, the Distributor, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. The Distributor, BlackRock and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations.

         Service Organizations and/or Hilliard Lyons may charge their clients additional fees for account-related services.

         The Fund intends to enter into service arrangements with Service Organizations and with Hilliard Lyons pursuant to which Service Organizations and/or Hilliard Lyons will render certain support services to their customers ("Customers") who are the beneficial owners of HL Shares, Service, Investor A, Investor B and Investor C Shares. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of a service fee of up to .25% (on an annualized basis) of the average daily net asset value of the HL Shares, Investor A, Investor B and Investor C Shares owned beneficially by their Customers and .15% (on an annualized basis) of the average daily net asset value of the Service Shares beneficially owned by their Customers, Service Organizations and/or Hilliard Lyons may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers' investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses. In consideration for payment of a shareholder processing fee of up to a separate .15% (on an annualized basis) of the average daily net asset value of HL Shares, Service, Investor A, Investor B and Investor C Shares owned beneficially by their Customers, Service Organizations and/or Hilliard Lyons may provide one or more of these additional services to such Customers: (i) providing necessary personnel and facilities to establish and maintain Customer accounts and records; (ii) assistance in aggregating and processing purchase, exchange and redemption transactions; (iii) placement of net purchase and redemption orders with the Distributor; (iv) arranging for wiring of funds; (v) transmitting and receiving funds in connection with Customer orders to purchase or redeem shares; (vi) processing dividend payments; (vii) verifying and guaranteeing Customer signatures in connection with redemption orders and transfers and changes in Customer-designated accounts, as necessary; (viii) providing periodic statements showing Customers' account balances and, to the extent practicable, integrating such information with other Customer transactions otherwise effected through or with a Service Organization; (ix) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Service Organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; (x) transmitting on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to Customers; (xi) receiving, tabulating and transmitting to the Fund proxies executed by Customers with respect to shareholder meetings; (xii) providing subaccounting with respect to shares beneficially owned by Customers or the information to the Fund necessary for subaccounting; (xiii) providing sub-transfer agency services; and (xiv) providing such other similar services as the Fund or a Customer may request.

         For the twelve months ended September 30, 2000 (from May 15, 2000 through September 30, 2000 in the case of Global Science & Technology Portfolio, and June 23, 2000 through September 30, 2000 in the case of the European Equity and the Asia Pacific Equity Portfolios), the Portfolios' share classes bore the following distribution, shareholder servicing and shareholder processing fees under the Portfolios' current plans:

                                                       Distribution          Shareholder           Shareholder
Portfolios - Investor A Shares                             Fees             Servicing Fees       Processing Fees
------------------------------------------           -----------------      --------------       ---------------
Money Market                                            $       0          $  1,137,742            $  682,645
U. S. Treasury Money Market                                     0                99,068                59,441
Municipal Money Market                                          0                14,578                 8,747
New Jersey Municipal Money Market                          17,580                61,968                37,181
North Carolina Municipal Money Market                           0                   930                   558
Ohio Municipal Money Market                                    23               105,746                63,447
Pennsylvania Municipal Money Market                        64,848               324,968               194,980
Virginia Municipal Money Market                               927                 2,990                 1,794
Low Duration Bond                                               0                 6,362                 3,817
Intermediate Government Bond                                    0                22,274                13,365
Intermediate Bond                                               0                 7,574                 4,545
Core Bond Total Return                                          0                16,236                 9,741
Government Income                                               0                15,132                 9,079
Managed Income                                                  0                38,021                22,813
GNMA                                                            0                 3,884                 2,331
International Bond                                              0                 9,283                 5,570

                                                       Distribution          Shareholder           Shareholder
Portfolios - Investor A Shares                             Fees             Servicing Fees       Processing Fees
-------------------------------------------          ----------------       --------------       ---------------
High Yield Bond                                                 0                11,420                 6,852
Tax-Free Income                                                 0                16,499                 9,899
Pennsylvania Tax-Free Income                                    0                78,480                47,088
New Jersey Tax-Free Income                                      0                 3,534                 2,121
Ohio Tax-Free Income                                            0                 7,508                 4,505
Delaware Tax-Free Income                                        0                 9,844                 5,907
Kentucky Tax-Free Income                                        0                 7,137                 4,282
Large Cap Value Equity                                          0               139,413                83,647
Large Cap Growth Equity                                         0               209,589               125,752
Mid-Cap Value Equity                                            0                 9,529                 5,717
Mid-Cap Growth Equity                                           0               129,475                77,685
Small Cap Value Equity                                          0                66,150                39,690
Small Cap Growth Equity                                         0               367,181               220,308
Micro-Cap Equity                                                0               360,641               216,384
Global Science & Technology Equity                              0                22,157                13,294
European Equity                                                 0                   112                    67
International Equity                                            0                91,679                55,008
International Small Cap Equity                                  0                75,319                45,192
Asia Pacific Equity                                             0                    17                    10
International Emerging Markets                                  0                 6,508                 3,905
Select Equity                                                   0               192,197               115,318
Index Equity                                                    0               229,530               137,718
Balanced                                                        0               379,908               227,945


                                                       Distribution          Shareholder           Shareholder
Portfolios - Investor B Shares                             Fees             Servicing Fees       Processing Fees
-------------------------------------------          ----------------       --------------       ---------------
Money Market                                             $  46,228             $  15,362               $     0
U. S. Treasury Money Market                                      0                     0                     0
Municipal Money Market                                           0                     0                     0
New Jersey Municipal Money Market                                0                     0                     0
North Carolina Municipal Money Market                           30                     7                     2
Ohio Municipal Money Market                                      0                     0                     0
Pennsylvania Municipal Money Market                              0                     0                     0
Virginia Municipal Money Market                                  0                     0                     0
Low Duration Bond                                           61,095                20,402                12,241
Intermediate Government Bond                                 8,544                 2,852                 1,711
Intermediate Bond                                            7,912                 2,636                 1,582
Core Bond Total Return                                      95,937                31,975                19,185
Government Income                                          215,431                71,778                43,067
Managed Income                                              38,953                12,964                 7,778
GNMA                                                         2,158                   721                   433
International Bond                                          21,716                 7,254                 4,352
High Yield Bond                                            187,631                62,638                37,583
Tax-Free Income                                             21,967                 7,322                 4,393
Pennsylvania Tax-Free Income                               167,033                55,639                33,384
New Jersey Tax-Free Income                                  11,417                 3,813                 2,287
Ohio Tax-Free Income                                        11,164                 3,725                 2,235


                                                       Distribution          Shareholder           Shareholder
Portfolios - Investor B Shares                             Fees             Servicing Fees       Processing Fees
------------------------------                             ----             --------------       ---------------
Delaware Tax-Free Income                                    17,609                 5,870                 3,522
Kentucky Tax-Free Income                                     1,498                   499                   300
Large Cap Value Equity                                     224,414                74,783                44,870
Large Cap Growth Equity                                    418,789               139,783                83,869
Mid-Cap Value Equity                                        36,376                12,126                 7,275
Mid-Cap Growth Equity                                      526,639               175,912               105,548
Small Cap Value Equity                                     114,104                38,019                22,811
Small Cap Growth Equity                                    590,530               197,080               118,248
Micro-Cap Equity                                         1,439,953               481,559               288,936
Global Science & Technology Equity                          88,609                29,634                17,780
European Equity                                                142                    48                    29
International Equity                                        67,788                22,614                13,569
International Small Cap Equity                             290,652                97,075                58,245
Asia Pacific Equity                                              9                     3                     2
International Emerging Markets                               8,332                 2,780                 1,668
Select Equity                                              600,073               200,249               120,149
Index Equity                                             2,655,846               886,117               531,671
Balanced                                                   782,932               261,176               156,705


                                                        Distribution          Shareholder            Shareholder
Portfolios - Investor C Shares                              Fees             Servicing Fees        Processing Fees
------------------------------                              ----             --------------        ---------------
Money Market                                                $29,383                $9,791                    $0
U. S. Treasury Money Market                                       0                     0                     0
Municipal Money Market                                            0                     0                     0
New Jersey Municipal Money Market                                 0                     0                     0
North Carolina Municipal Money Market                             0                     0                     0
Ohio Municipal Money Market                                       0                     0                     0
Pennsylvania Municipal Money Market                               0                     0                     0
Virginia Municipal Money Market                                   0                     0                     0
Low Duration Bond                                             7,709                 2,569                 1,544
Intermediate Government Bond                                  2,901                   967                   580
Intermediate Bond                                             2,521                   840                   504
Core Bond Total Return                                       29,507                 9,834                 5,876
Government Income                                            12,305                 4,101                 2,474
Managed Income                                                  100                    33                    15
GNMA                                                            236                    79                    47
International Bond                                           16,725                 5,574                 3,340
High Yield Bond                                              34,914                11,636                 7,011
Tax-Free Income                                              11,925                 3,975                 2,384
Pennsylvania Tax-Free Income                                  5,081                 1,694                 1,019
New Jersey Tax-Free Income                                       57                    15                    11
Ohio Tax-Free Income                                          2,583                   861                   517
Delaware Tax-Free Income                                      4,476                 1,492                   894
Kentucky Tax-Free Income                                      3,620                 1,207                   724
Large Cap Value Equity                                       42,545                14,179                 8,510
Large Cap Growth Equity                                      66,864                22,283                13,345
Mid-Cap Value Equity                                          5,793                 1,930                 1,155
Mid-Cap Growth Equity                                       255,076                84,997                51,142
Small Cap Value Equity                                       35,425                11,805                 7,071


                                                        Distribution          Shareholder            Shareholder
Portfolios - Investor C Shares                              Fees             Servicing Fees        Processing Fees
------------------------------                              ----             --------------        ---------------
Small Cap Growth Equity                                     265,208                88,384                53,175
Micro-Cap Equity                                            899,563               299,777               179,773
Global Science & Technology Equity                           17,771                 5,920                 3,557
European Equity                                                 110                    37                    22
International Equity                                         11,560                 3,852                 2,394
International Small Cap Equity                              250,849                83,585                50,127
Asia Pacific Equity                                               1                     0                     0
International Emerging Markets                                2,550                   850                   510
Select Equity                                                72,804                24,264                14,562
Index Equity                                              3,731,164             1,243,594               746,325
Balanced                                                     87,395                29,129                17,473


                                                        Distribution         Shareholder            Shareholder
Portfolios - Service Shares                                 Fees            Servicing Fees        Processing Fees
---------------------------                                 ----            --------------        ---------------
Money Market                                                N/A                 $1,101,844             $1,101,844
U. S. Treasury Money Market                                 N/A                    715,438                715,438
Municipal Money Market                                      N/A                    219,793                219,793
New Jersey Municipal Money Market                           N/A                     76,871                 76,871
North Carolina Municipal Money Market                       N/A                      1,873                  1,873
Ohio Municipal Money Market                                 N/A                     14,682                 14,682
Pennsylvania Municipal Money Market                         N/A                    122,785                122,785
Virginia Municipal Money Market                             N/A                      2,800                  2,800
Low Duration Bond                                           N/A                     24,902                 24,902
Intermediate Government Bond                                N/A                     38,240                 38,240
Intermediate Bond                                           N/A                     35,991                 35,991
Core Bond Total Return                                      N/A                     91,012                 91,012
Government Income                                           N/A                          0                      0
Managed Income                                              N/A                    437,402                437,402
GNMA                                                        N/A                        236                    236
International Bond                                          N/A                      5,637                  5,637
High Yield Bond                                             N/A                         29                     29
Tax-Free Income                                             N/A                      8,008                  8,008
Pennsylvania Tax-Free Income                                N/A                     20,143                 20,143
New Jersey Tax-Free Income                                  N/A                     32,129                 32,129
Ohio Tax-Free Income                                        N/A                        203                    203
Delaware Tax-Free Income                                    N/A                          0                      0
Kentucky Tax-Free Income                                    N/A                         39                     39
Large Cap Value Equity                                      N/A                    523,117                523,117
Large Cap Growth Equity                                     N/A                    431,123                431,123
Mid-Cap Value Equity                                        N/A                     49,695                 49,695
Mid-Cap Growth Equity                                       N/A                     80,946                 80,946
Small Cap Value Equity                                      N/A                     88,919                 88,919
Small Cap Growth Equity                                     N/A                    425,236                425,236
Micro-Cap Equity                                            N/A                      3,339                  3,339
Global Science & Technology Equity                          N/A                          4                      4
European Equity                                             N/A                          0                      0
International Equity                                        N/A                    198,623                198,623
International Small Cap Equity                              N/A                        426                    426
Asia Pacific Equity                                         N/A                          0                      0
International Emerging Markets                              N/A                     29,931                 29,931
Select Equity                                               N/A                    357,008                357,008
Index Equity                                                N/A                    594,823                594,823

Balanced                                                    N/A                    330,890                330,890

                                                      Distribution           Shareholder           Shareholder
Portfolios - HL Shares                                    Fees             Servicing Fees        Processing Fees
----------------------                                    ----             --------------        ---------------
Money Market                                              N/A                 $380,224               $228,134
U. S. Treasury Money Market                               N/A                      N/A                    N/A
Municipal Money Market                                    N/A                      N/A                132,891
New Jersey Municipal Money Market                         N/A                      N/A                    N/A
North Carolina Municipal Money Market                     N/A                      N/A                    N/A
Ohio Municipal Money Market                               N/A                      N/A                    N/A
Pennsylvania Municipal Money Market                       N/A                      N/A                    N/A
Virginia Municipal Money Market                           N/A                      N/A                    N/A
Low Duration Bond                                         N/A                      N/A                    N/A
Intermediate Government Bond                              N/A                      N/A                    N/A
Intermediate Bond                                         N/A                      N/A                    N/A
Core Bond Total Return                                    N/A                      N/A                    N/A
Government Income                                         N/A                      N/A                    N/A
Managed Income                                            N/A                      N/A                    N/A
GNMA                                                      N/A                      N/A                    N/A
International Bond                                        N/A                      N/A                    N/A
High Yield Bond                                           N/A                      N/A                    N/A
Tax-Free Income                                           N/A                      N/A                    N/A
Pennsylvania Tax-Free Income                              N/A                      N/A                    N/A
New Jersey Tax-Free Income                                N/A                      N/A                    N/A
Ohio Tax-Free Income                                      N/A                      N/A                    N/A
Delaware Tax-Free Income                                  N/A                      N/A                    N/A
Kentucky Tax-Free Income                                  N/A                      N/A                    N/A
Large Cap Value Equity                                    N/A                      N/A                    N/A
Large Cap Growth Equity                                   N/A                      N/A                    N/A
Mid-Cap Value Equity                                      N/A                      N/A                    N/A
Mid-Cap Growth Equity                                     N/A                      N/A                    N/A
Small Cap Value Equity                                    N/A                      N/A                    N/A
Small Cap Growth Equity                                   N/A                      N/A                    N/A
Micro-Cap Equity                                          N/A                      N/A                    N/A
Global Science & Technology Equity                        N/A                      N/A                    N/A
European Equity                                           N/A                      N/A                    N/A
International Equity                                      N/A                      N/A                    N/A
International Small Cap Equity                            N/A                      N/A                    N/A
Asia Pacific Equity                                       N/A                      N/A                    N/A
International Emerging Markets                            N/A                      N/A                    N/A
Select Equity                                             N/A                      N/A                    N/A
Index Equity                                              N/A                      N/A                    N/A
Balanced                                                  N/A                      N/A                    N/A

         Code of Ethics. The Fund, BlackRock, BFM, BIL, BIMC and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolio.

                                   EXPENSES

         Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock, PFPC, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with BlackRock, the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder processing fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

                            PORTFOLIO TRANSACTIONS

         In executing portfolio transactions, the adviser and sub-advisers seek to obtain the best price and most favorable execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the adviser and sub-advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Fund, or the Trust with respect to the Index Master Portfolio, (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. With respect to the Index Master Portfolio, commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

         No Portfolio has any obligation to deal with any broker or group of brokers in the execution of Portfolio transactions. The adviser and sub-advisers may, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and the adviser's or sub-adviser's other clients. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the adviser and sub-advisers under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the adviser or sub-adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the adviser or sub-adviser to a Portfolio and its other clients and that the total commissions paid by a Portfolio will be reasonable in relation to the benefits to a Portfolio over the long-term. The advisory fees that the Portfolios pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Portfolios' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolios will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Portfolios. While such services are not expected to reduce the expenses of the adviser or sub-advisers, the advisers would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs. With respect to the Index Master Portfolio, it will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. DFA monitors the performance of brokers which effect transactions for the Index Master Portfolio to determine the effect that the Index Master Portfolio's trading has on the market prices of the securities in which the Index Master

Portfolio invests. DFA also checks the rate of commission being paid by the Index Master Portfolio to its brokers to ascertain that they are competitive with those charged by other brokers for similar services. Transactions also may be placed with brokers who provide DFA with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement permits DFA knowingly to pay commissions on such transactions which are greater than another broker might charge if DFA, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or DFA's overall responsibilities to the Trust.

         Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. In addition, the adviser or sub-adviser may take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers (including brokers that are affiliated with them or Distributor).

         For the year or period ended September 30, 2000, the following Portfolios paid brokerage commissions as follows:

                        Portfolios                        Brokerage Commissions
--------------------------------------------------------  ----------------------

Large Cap Value Equity..................................          $   7,027,608
Large Cap Growth Equity.................................              2,597,003
Mid-Cap Value Equity....................................              1,648,360
Mid-Cap Growth Equity...................................              2,223,266
Small Cap Value Equity..................................              2,552,691
Small Cap Growth Equity.................................              3,092,783
Micro-Cap Equity........................................                550,564
Global Science & Technology.............................                130,135
European Equity.........................................                 15,113
International Equity....................................              8,609,103
International Small Cap Equity..........................              1,744,547
Asia Pacific Equity.....................................                  9,169
International Emerging Markets..........................                824,933
Select Equity...........................................              3,951,741
Balanced................................................              1,170,036


     For the year ended September 30, 1999, the following Portfolios paid brokerage commissions as follows:

                 Portfolios                                Brokerage Commissions
--------------------------------------------------------  ----------------------

Large Cap Value Equity.................................        $      3,037,576
Large Cap Growth Equity................................               1,628,262
Mid-Cap Value Equity...................................                 818,888
Mid-Cap Growth Equity..................................               1,042,287
Small Cap Value Equity.................................               1,368,990
Small Cap Growth Equity................................               1,512,663
Micro-Cap Equity.......................................                  66,503
International Equity...................................               3,836,116
International Small Cap Equity.........................                 263,039
International Emerging Markets.........................                 634,449
Select Equity..........................................               1,119,081
Balanced...............................................                 242,640

         For the year or period ended September 30, 1998, the following Portfolios paid brokerage commissions as follows:

                    Portfolios                             Brokerage Commissions
--------------------------------------------------------  ----------------------

Large Cap Value Equity.................................         $  1,667,505
Large Cap Growth Equity................................            1,078,365
Mid-Cap Value Equity...................................              503,594
Mid-Cap Growth Equity..................................              603,189
Small Cap Value Equity.................................              866,282
Small Cap Growth Equity................................            1,081,442
Micro-Cap Equity.......................................               14,712
International Equity...................................            2,629,819
International Small Cap Equity.........................               82,564
International Emerging Markets.........................              421,405
Select Equity..........................................              787,916
Balanced...............................................               69,206

         For the Index Master Portfolio's fiscal years ended November 30, 1998, 1999 and 2000, the Index Master Portfolio paid brokerage commissions totaling $15,841, $1,250 and $47,958, respectively.

         Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

         Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers. The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Portfolio's net asset values or net income.

         Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

         The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

         Investment decisions for each Portfolio and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, BIMC, BFM, PNC Bank, PTC, BIL, the Administrators, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock Advisors, Inc., BIMC, BFM, PNC Bank, PTC, BIL, PFPC, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

         The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year. The Index Master Portfolio ordinarily will not sell portfolio securities except to reflect additions or deletions of stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Index Master Portfolio's shares.

         The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 2000, the following Portfolios held the following securities:

            Portfolio                                        Security                              Value
-----------------------------------    --------------------------------------------------   -------------------

Money Market
------------
Deutsche Bank Securities, Inc.              Commercial Paper                                       $49,918,375
Goldman Sachs & Co.                         Medium Term Note                                       145,000,000
Lehman Brothers, Inc.                       Commercial Paper                                        89,777,562
Merrill Lynch & Co., Inc.                   Variable Rate Obligation                                49,994,677
PaineWebber, Inc.                           Money Market                                             1,770,522
Salomon Smith Barney, Inc.                  Commercial Paper                                       134,191,788

U.S. Treasury Money Market
--------------------------
Barclay Investments, Inc.                   Repurchase Agreement                                    36,000,000
Deutsche Bank Securities, Inc.              Repurchase Agreement                                    36,000,000
Goldman Sachs & Co.                         Repurchase Agreement                                    10,000,000
Greenwich Capital Markets, Inc.             Repurchase Agreement                                    36,000,000
Lehman Brothers, Inc.                       Repurchase Agreement                                    36,000,000
Merrill Lynch & Co., Inc.                   Repurchase Agreement                                   160,000,000
Morgan Stanley Dean Witter & Co.            Repurchase Agreement                                   175,000,000
Salomon Smith Barney, Inc.                  Repurchase Agreement                                    36,000,000
UBS Warburg LLC                             Repurchase Agreement                                    30,000,000

Low Duration Bond
-----------------
Barclay Investments, Inc.                   Repurchase Agreement                                     3,506,525
Deutsche Bank Securities, Inc.              Commercial Mortgage Backed Security                      1,070,593
Donaldson, Lufkin & Jenrette Securities
Corp.                                       Commercial Mortgage Backed Security                      3,102,567
Donaldson, Lufkin & Jenrette Securities
Corp.                                       Corporate Bond                                           2,999,851
Greenwich Capital Markets, Inc.             Repurchase Agreement                                     2,778,469
Lehman Brothers, Inc.                       Commercial Mortgage Backed Security                        886,594
Lehman Brothers, Inc.                       Corporate Bond                                             980,857
Merrill Lynch & Co., Inc.                   Mortgage Pass-Through                                    4,552,583

            Portfolio                                       Security                               Value
-----------------------------------    --------------------------------------------------   -------------------

Morgan Stanley Dean Witter & Co.            Asset Backed Security                                      999,953
Morgan Stanley Dean Witter & Co.            Corporate Bond                                           2,178,891
Salomon Smith Barney, Inc.                  Commercial Mortgage Backed Security                        196,851

Intermediate Government Bond
----------------------------
Merrill Lynch & Co., Inc.                   Mortgage Pass-Through                                      508,276
Morgan Stanley Dean Witter & Co.            Commercial Mortgage Backed Security                      3,118,272
Salomon Smith Barney, Inc.                  Commercial Mortgage Backed Security                      3,564,819

Intermediate Bond
-----------------
Barclay Investments, Inc.                   Corporate Bond                                           2,974,751
Deutsche Bank Securities, Inc.              Commercial Mortgage Backed Security                      2,421,188
Goldman Sachs & Co.                         Corporate Bond                                           4,716,647
Lehman Brothers, Inc.                       Corporate Bond                                           2,452,143
Merrill Lynch & Co., Inc.                   Mortgage Pass-Through                                    2,614,111
Morgan Stanley Dean Witter & Co.            Asset Backed Security                                    2,004,472
Morgan Stanley Dean Witter & Co.            Commercial Mortgage Backed Security                      3,525,003
Morgan Stanley Dean Witter & Co.            Corporate Bond                                           4,095,381
Salomon Smith Barney, Inc.                  Commercial Mortgage Backed Security                      6,114,400

Core Bond Total Return
----------------------
Deutsche Bank Securities, Inc.              Corporate Bond                                           7,398,589
Donaldson, Lufkin & Jenrette Securities
Corp.                                       Commercial Mortgage Backed Security                      4,367,558
Donaldson, Lufkin & Jenrette Securities
Corp.                                       Corporate Bond                                           6,483,582
Goldman Sachs & Co.                         Corporate Bond                                           4,169,516
Lehman Brothers, Inc.                       Commercial Mortgage Backed Security                        598,535
Lehman Brothers, Inc.                       Corporate Bond                                           3,863,588
Merrill Lynch & Co., Inc.                   Corporate Bond                                           2,391,870
Merrill Lynch & Co., Inc.                   Mortgage Pass-Through                                    4,075,303
Morgan Stanley Dean Witter & Co.            Corporate Bond                                              35,225
Salomon Smith Barney, Inc.                  Commercial Mortgage Backed Security                      1,097,927
Salomon Smith Barney, Inc.                  Multiple Class Mortgage Pass-Through                     2,652,375

Government Income Bond
----------------------
Deutsche Bank Securities, Inc.              Commercial Mortgage Backed Security                        102,942
Goldman Sachs & Co.                         Commercial Mortgage Backed Security                        333,454
Salomon Smith Barney, Inc.                  Multiple Class Mortgage Pass-Through                       233,932

Managed Income Bond
-------------------
Donaldson, Lufkin & Jenrette Securities
Corp.                                       Corporate Bond                                          10,271,517
Goldman Sachs & Co.                         Corporate Bond                                           5,898,504
Lehman Brothers, Inc.                       Commercial Mortgage Backed Security                        704,157
Lehman Brothers, Inc.                       Corporate Bond                                           1,400,551

            Portfolio                                      Security                                 Value
-----------------------------------    --------------------------------------------------   -------------------

Merrill Lynch & Co., Inc.                   Corporate Bond                                           5,052,765
Merrill Lynch & Co., Inc.                   Mortgage Pass-Through                                   17,579,355
Morgan Stanley Dean Witter & Co.            Commercial Mortgage Backed Security                      4,183,837
Morgan Stanley Dean Witter & Co.            Corporate Bond                                           9,470,375

Tax-Free Income
---------------
Salomon Smith Barney, Inc.                  Money Market                                             2,063,785

Pennsylvania Tax-Free Income
----------------------------
Salomon Smith Barney, Inc.                  Money Market                                             2,986,078

New Jersey Tax-Free Income
--------------------------
Salomon Smith Barney, Inc.                  Money Market                                             1,839,270

Ohio Tax-Free Income
--------------------
Salomon Smith Barney, Inc.                  Money Market                                               469,131

Delaware Tax-Free Income
------------------------
Salomon Smith Barney, Inc.                  Money Market                                            4,467,644

Large Cap Value Equity
----------------------
Merrill Lynch & Co., Inc.                   Common Stock                                            7,920,000
Morgan Stanley Dean Witter & Co.            Common Stock                                           33,049,536

Mid-Cap Value Equity
--------------------
Lehman Brothers, Inc.                       Common Stock                                            2,807,250

Mid-Cap Growth Equity
---------------------
Lehman Brothers, Inc.                       Common Stock                                           10,239,075

Small Cap Growth Equity
-----------------------
Salomon Smith Barney, Inc.                  Commercial Paper                                        6,114,470

European Equity
---------------
Deutsche Bank Securities, Inc.              Common Stock                                              175,785

International Equity
--------------------
Deutsche Bank Securities, Inc.              Common Stock                                           29,364,223

Select Equity
-------------
Lehman Brothers, Inc.                       Common Stock                                            9,515,100
Morgan Stanley Dean Witter & Co.            Common Stock                                           24,048,062

Balanced
--------
Deutsche Bank Securities, Inc.              Corporate Bond                                            743,194

            Portfolio                                        Security                              Value
-----------------------------------    --------------------------------------------------   -------------------

Donaldson, Lufkin & Jenrette Securities
Corp.                                       Corporate Bond                                          2,154,513
Lehman Brothers, Inc.                       Commercial Mortgage Backed Security                       311,362
Lehman Brothers, Inc.                       Common Stock                                            2,822,025
Merrill Lynch & Co., Inc.                   Corporate Bond                                          1,325,556
Merrill Lynch & Co., Inc.                   Mortgage Pass-Through                                   3,922,390
Morgan Stanley Dean Witter & Co.            Common Stock                                            7,077,262
Morgan Stanley Dean Witter & Co.            Corporate Bond                                          2,204,051
Salomon Smith Barney, Inc.                  Multiple Class Mortgage Pass-Through                      588,374


                      PURCHASE AND REDEMPTION INFORMATION

Investor Shares

         Purchase of Shares. The minimum investment for the initial purchase of shares is $500; there is a $50 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund's investment adviser, sub-advisers, Distributor or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

         Purchases Through Brokers. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described above, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.

         The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf, and the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Such customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

         Purchases Through the Transfer Agent. Investors may also purchase Investor Shares by completing and signing the Account Application Form and mailing it to the transfer agent, together with a check in at least the minimum initial purchase amount payable to BlackRock Funds. The Fund does not accept third party checks for initial or subsequent investments. An Account Application Form may be obtained by calling (800) 441-7762. The name of the Portfolio with respect to which shares are purchased must also appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, specify the class of Investor Shares and include the name of the account registration and the shareholder account number. Before wiring any funds, an investor must call PFPC at (800) 441-7762 in order to confirm the wire instructions.

         Other Purchase Information. Shares of each Portfolio of the Fund are sold on a continuous basis by BDI as the Distributor. BDI maintains its principal offices at 3200 Horizon Drive, King of Prussia, PA 19406. Purchases may be effected on weekdays on which the New York Stock Exchange is open for business (a "Business Day"). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund's investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

         In the event that a shareholder acquiring Investor A Shares on or after May 1, 1998 at a future date meets the eligibility standards for purchasing Institutional Shares (other than due to fluctuations in market value), then the shareholders Investor A Shares will, upon the direction of the Fund's distributor, automatically be converted to Institutional Shares of the Portfolio having the same aggregate net asset value as the shares converted.

         Unless a sales charge waiver applies, Investor B shareholders of a Bond or Equity Portfolio pay a contingent deferred sales charge if they redeem during the first six years after purchase, and Investor C shareholders pay a contingent deferred sales charge if they redeem during the first twelve months after purchase. Investors expecting to redeem during these periods should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor B or Investor C distribution fees, as compared with the cost of the initial sales charges applicable to the Investor A Shares.

         Investor B Shares of the Portfolios purchased on or before January 12, 1996 are subject to a CDSC of 4.50% of the lesser of the original purchase price or the net asset value of Investor B Shares at the time of redemption. This deferred sales charge is reduced for shares held more than one year. Investor B Shares of a Portfolio purchased on or before January 12, 1996 convert to Investor A Shares of the Portfolio at the end of six years after purchase. For more information about Investor B Shares purchased on or before January 12, 1996 and the deferred sales charge payable on their redemption, call PFPC at (800) 441-7762.

         Dealer Reallowances. The following are the front-end sales loads reallowed to dealers as a percentage of the offering price of the Funds' Non-Money Market Investor A Shares.



LOW DURATION BOND PORTFOLIO:
                                                           Reallowance or
                                                           Placement Fees
             Amount of Transaction                      to Dealers (as % of
               at Offering Price                           Offering Price)*
-----------------------------------------------   ------------------------------
Less than $50,000                                               2.50%
$50,000 but less than $100,000                                  2.25
$100,000 but less than $250,000                                 2.00
$250,000 but less than $500,000                                 1.25
$500,000 but less than $1,000,000                               0.75
$1 million but less than $3 million                             0.75
$3 million but less than $15 million                            0.50
$15 million and above                                           0.25

* The Distributor may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

INTERMEDIATE GOVERNMENT BOND, INTERMEDIATE BOND, CORE BOND TOTAL RETURN, CORE PLUS TOTAL RETURN, GNMA, TAX-FREE INCOME, PENNSYLVANIA TAX -FREE INCOME, NEW JERSEY TAX-FREE INCOME, OHIO TAX-FREE INCOME, DELAWARE TAX-FREE INCOME AND KENTUCKY TAX-FREE INCOME PORTFOLIOS:
                                                          Reallowance or
                                                          Placement Fees
           Amount of Transaction                       to Dealers (as % of
             at Offering Price                            Offering Price)*
----------------------------------------------   -------------------------------

Less than $50,000                                              3.50%
$50,000 but less than $100,000                                 3.25
$100,000 but less than $250,000                                3.00
$250,000 but less than $500,000                                2.00
$500,000 but less than $1,000,000                              1.00
$1 million but less than $3 million                            0.75
$3 million but less than $15 million                           0.50
$15 million and above                                          0.25

GOVERNMENT INCOME, MANAGED INCOME AND ALL EQUITY PORTFOLIOS EXCEPT THE MICRO-CAP EQUITY PORTFOLIO, INTERNATIONAL EQUITY, EUROPEAN EQUITY, ASIA PACIFIC EQUITY, GLOBAL SCIENCE & TECHNOLOGY, GLOBAL COMMUNICATIONS, INTERNATIONAL EMERGING MARKETS, INTERNATIONAL SMALL CAP EQUITY AND INDEX EQUITY:

                                                          Reallowance or
                                                          Placement Fees
           Amount of Transaction                       to Dealers (as % of
             at Offering Price                            Offering Price)*
----------------------------------------------   -------------------------------

Less than $50,000                                              4.00%
$50,000 but less than $100,000                                 3.75
$100,000 but less than $250,000                                3.50
$250,000 but less than $500,000                                2.50
$500,000 but less than $1,000,000                              1.50
$1 million but less than $3 million                            1.00
$3 million but less than $15 million                           0.50
$15 million and above                                          0.25

INTERNATIONAL BOND, HIGH YIELD BOND, MICRO-CAP EQUITY, INTERNATIONAL EQUITY, EUROPEAN EQUITY, ASIA PACIFIC EQUITY, GLOBAL SCIENCE & TECHNOLOGY, GLOBAL COMMUNICATIONS, INTERNATIONAL EMERGING MARKETS AND INTERNATIONAL SMALL CAP:

                                                          Reallowance or
                                                          Placement Fees
           Amount of Transaction                       to Dealers (as % of
             at Offering Price                            Offering Price)*
----------------------------------------------   -------------------------------

Less than $50,000                                              4.50%
$50,000 but less than $100,000                                 4.25
$100,000 but less than $250,000                                4.00
$250,000 but less than $500,000                                3.00
$500,000 but less than $1,000,000                              2.00
$1 million but less than $3 million                            1.00

$3 million but less than $15 million                            0.50
$15 million and above                                           0.25

* The Distributor may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.



INDEX EQUITY PORTFOLIO:

                                                          Reallowance or
                                                          Placement Fees
           Amount of Transaction                       to Dealers (as % of
             at Offering Price                            Offering Price)*
----------------------------------------------   -------------------------------

Less than $50,000                                              2.50%
$50,000 but less than $100,000                                 2.25
$100,000 but less than $250,000                                2.00
$250,000 but less than $500,000                                1.25
$500,000 but less than $1,000,000                              0.75
$1 million but less than $3 million                            0.00
$3 million but less than $15 million                           0.00
$15 million and above                                          0.00

         During special promotions, the entire sales charge may be reallowed to dealers. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the 1933 Act. The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services. The Distributor, BlackRock, Inc. and/or their affiliates may also pay additional compensation, out of their assets and not as an additional charge to the Portfolios, to dealers in connection with the sale and distribution of shares (such as additional payments based on new sales), and may, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash.

         The following special purchase plans result in the waiver or reduction of sales charges for Investor A, B or C shares of each of the Equity and Bond Portfolios.

Sales Charge Waivers For Each of the Equity and Bond Portfolios--Investor A
Shares

         Qualified Plans. In general, the sales charge (as a percentage of the offering price) payable by qualified employee benefit plans ("Qualified Plans") having at least 20 employees eligible to participate in purchases of Investor A Shares of the Portfolios aggregating less than $500,000 will be 1.00%. No sales charge will apply to purchases by such Qualified Plans of Investor A Shares aggregating $500,000 and above. The sales charge payable by Qualified Plans having less than 20 employees eligible to participate in purchases of Investor A Shares of the Portfolio aggregating less than $500,000 will be 2.50% (1.50% with respect to the Index Equity Portfolio). The above schedule will apply to purchases by such Qualified Plans of Investor A Shares aggregating $500,000 and above.

         The Fund has established different waiver arrangements with respect to the sales charge on Investor A Shares of the Portfolios for purchases through certain Qualified Plans participating in programs whose sponsors or administrators have entered into arrangements with the Fund.

         Investor A Shares of the Non-Money Market Portfolios will be made available to plan participants at net asset value with the waiver of the initial sales charge on purchases through an eligible 401(k) plan participating in a Merrill Lynch 401(k) Program (an "ML 401(k) Plan") if:

         1. the ML 401(k) Plan is record kept on a daily valuation basis by Merrill Lynch and, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan
          has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

     2. the ML 401(k) Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

     3. the ML 401(k) Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

     Other. The following persons associated with the Fund, the Distributor, the Fund's investment adviser, sub-advisers or transfer agent and their affiliates may buy Investor A Shares of each of the Bond and Equity Portfolios without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners (and their spouses and minor children); (b) employees and retirees (and their spouses and minor children); (c) registered representatives of brokers who have entered into selling agreements with the Distributor; (d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c). The following persons may also buy Investor A Shares without paying a sales charge:
(a) persons investing through an authorized payroll deduction plan; (b) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (c) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio; (d) persons participating in a "wrap account" or similar program under which they pay advisory fees to a broker-dealer or other financial institution; and (e) persons participating in an account or program under which they pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares.

     Sales Charges. The following tables show the sales charges payable by Qualified Plans for purchase of Investor A Shares:

                         AT LEAST 20 ELIGIBLE EMPLOYEES

                Amount of Transaction                   Sales Charge as %
                  at Offering Price                     of Offering Price
--------------------------------------------------------------------------------

Less than $500,000                                              1.00%
$500,000 and above                                              0.00


                                                  Reallowance or Placement Fees
                Amount of Transaction                      to Dealers
                  at Offering Price                  (as % of Offering Price
--------------------------------------------------------------------------------

Less than $500,000                                              0.75%
$500,000 but less than $3,000,000                               1.00%
$3,000,000 but less than $15,000,000                            0.50%
$15,000,000 but less than $100,000,000,000                      0.25%

                         LESS THAN 20 ELIGIBLE EMPLOYEES

                Amount of Transaction                   Sales Charge as %
                  at Offering Price                     of Offering Price
--------------------------------------------------------------------------------

Less than $500,000                                              2.50%*
$500,000 and above                                              0.00

*1.50% with respect to the Index Equity Portfolio

                                                  Reallowance or Placement Fees
                Amount of Transaction                      to Dealers
                  at Offering Price                  (as % of Offering Price
--------------------------------------------------------------------------------

Less than $500,000                                              2.25%
$500,000 but less than $3,000,000                               1.00%
$3,000,000 but less than $15,000,000                            0.50%
$15,000,000 but less than $100,000,000,000                      0.25%

Reduced Sales Charges For Each of the Equity and Bond Portfolios--Investor A Shares

     Because of reductions in the front-end sales charge for purchases of Investor A Shares aggregating $50,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Investor A Shares. In any event, the Fund will not accept any purchase order for $1,000,000 or more of Investor B Shares or Investor C Shares.

     Quantity Discounts. Larger purchases may reduce the sales charge price. Upon notice to the investor's broker or the transfer agent, purchases of Investor A Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse and their children under the age of 21; (b) a trustee or fiduciary of a single trust estate or single fiduciary account; or (c) any organized group which has been in existence for more than six months, if it is not organized for the purpose of buying redeemable securities of a registered investment company, and if the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker/dealer or clients of an investment adviser. Purchases made by an organized group may include, for example, a trustee or other fiduciary purchasing for a single fiduciary account or other employee benefit plan purchases made through a payroll deduction plan.

     Right of Accumulation. Under the Right of Accumulation, the current value of an investor's existing Investor A Shares in any of the Non-Money Market Portfolios that are subject to a front-end sales charge or the total amount of an investor's initial investment in such shares, less redemptions (whichever is greater) may be combined with the amount of the investor's current purchase in determining the applicable sales charge. In order to receive the cumulative quantity reduction, previous purchases of Investor A Shares must be called to the attention of PFPC by the investor at the time of the current purchase.

     Reinvestment Privilege. Upon redemption of Investor A Shares of a Non-Money Market Portfolio (or Investor A Shares of another Non-Money Market Portfolio of the Fund), a shareholder has a one-time right, to be exercised within 60 days, to reinvest the redemption proceeds without any sales charges. PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time purchase is made in order to eliminate a sales charge. An investor should consult a tax adviser concerning the tax consequences of use of the reinvestment privilege.

     Letter of Intent. An investor may qualify for a reduced sales charge immediately by signing a Letter of Intent stating the investor's intention to invest during the next 13 months a specified amount in Investor A Shares of a Non-Money Market Portfolio which, if made at one time, would qualify for a reduced sales charge. The Letter of

Intent may be signed at any time within 90 days after the first investment to be included in the Letter of Intent. The initial investment must meet the minimum initial investment requirement and represent at least 5% of the total intended investment. The investor must instruct PFPC upon making subsequent purchases that such purchases are subject to a Letter of Intent. All dividends and capital gains of a Portfolio that are invested in additional Investor A Shares of the same Portfolio are applied to the Letter of Intent.

     During the term of a Letter of Intent, the Fund's transfer agent will hold Investor A Shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Investor A Shares will be released when the full amount indicated has been purchased. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed.

     If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the expiration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

Investor B Shares

     Investor B Shares of the Non-Money Market Portfolios are subject to a deferred sales charge if they are redeemed within six years of purchase. Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Fund's Amended and Restated Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor B Shares to certain retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor C Shares.

Investor C Shares

     Investor C Shares of the Non-Money Market Portfolios are subject to a deferred sales charge of 1.00% based on the lesser of the offering price or the net asset value of the Investor C Shares on the redemption date if redeemed within twelve months after purchase. Dealers will generally receive commissions equal to 1.00% of the Investor C Shares sold by them plus ongoing fees under the Fund's Amended and Restated Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C Shares to certain retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor B Shares.

     Exemptions from and Reductions of the Contingent Deferred Sales Charge-Investor B and Investor C Shares. The contingent deferred sales charge on Investor B Shares and Investor C Shares of the Non-Money Market Portfolios is not charged in connection with: (1) exchanges described in "Exchange Privilege" below; (2) redemptions made in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder reaching age 70 1/2; (3) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (4) redemptions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B Shares or Investor C Shares; (5) involuntary redemptions of Investor B Shares or Investor C Shares in accounts with low balances as described in "Redemption of Shares" below; and (6) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Systematic Withdrawal Plan" below. In addition, no contingent deferred sales charge is charged on Investor B Shares or Investor C Shares acquired through the reinvestment of dividends or distributions. The Fund also waives the contingent deferred sales charge on redemptions of Investor B Shares of the Portfolio purchased through certain Qualified Plans participating in programs whose sponsors or administrators have entered into arrangements with the Fund.

     Investor B Shares of the Non-Money Market Portfolios will be made available to plan participants at net asset value with the waiver of the contingent deferred sales charge if the shares were purchased through an ML 401(k) Plan if:

          1. the ML 401(k) Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has less than $3 million in assets invested in Applicable Investments; or

          2. the ML 401(k) Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or

          3. the ML 401(k) Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

     ML 401(k) Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Investor B shares of Non-Money Market Portfolios of the Fund convert to Investor A shares once the ML 401(k) Plan has reached $5 million invested in Applicable Investments. The ML 401(k) Plan will receive a plan-level share conversion.

     Investor B Shares of the Intermediate Government Bond and Managed Income Portfolios purchased from December 1, 1999 to December 31, 1999 are subject to a CDSC at the rates shown in the chart below:

                                                         Contingent Deferred
                                                             Sales Charge
                    Number of Years                     (as % of Dollar Amount
                Elapsed Since Purchase                  Subject to the Charge)
--------------------------------------------------------------------------------

Up to one year                                                  3.50%
More than one but less than two years                            3.00
More than two but less than three years                          2.00
More than three but less than four years                         1.00
More than four years                                             0.00

     When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B Shares and Investor C Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.

Shareholder Features

     Exchange Privilege. Exchanges of Investor A Shares may be subject to the difference between the sales charge previously paid on the exchanged shares and the higher sales charge (if any) payable with respect to the shares acquired in the exchange. Unless an exemption applies, a front-end sales charge will be charged in connection with exchanges of Investor A Shares of the Money Market Portfolios for Investor A Shares of the Fund's Non-Money Market Portfolios. Exchanges of Investor B or Investor C Shares of a Money Market Portfolio for Investor B or Investor C Shares of a Non-Money Market Portfolio of the Fund will be exercised at NAV. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Investor B and Investor C Shares, the holding period of the Investor B or Investor C Shares originally held will be added to the holding period of the Investor B or Investor C Shares acquired through exchange. No exchange fee is imposed by the Fund.

     Investor A Shares of Money Market Portfolios of the Fund that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a portfolio subject to differential sales charges as applicable.

     The exchange of Investor B and Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

     A shareholder wishing to make an exchange may do so by sending a written request to PFPC at the following address: PFPC Inc., P.O. Box 8907, Wilmington, DE 19899-8907. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange Investor A Shares by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

     If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

     Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

     The Fund reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Fund generally will suspend or terminate the exchange privilege of a shareholder who makes more than five exchanges out of any Portfolio in any twelve-month period or when the proposed exchange would make it difficult for a Portfolio's sub-adviser to invest effectively in accordance with that Portfolio's investment objective.

     The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. Exchange orders may also be sent by mail to the shareholder's broker or to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

     By use of the exchange privilege, the investor authorizes the Fund's transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund's transfer agent to be genuine. The records of the Fund's transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days' notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

     A front-end sales charge will be imposed (unless an exemption applies) when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Investor A Shares of a Non-Money Market

Portfolio. In addition, a contingent deferred sales charge will be imposed (unless an exemption applies) when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Investor B Shares or Investor C Shares of a Non-Money Market Portfolio.

     Automatic Investment Plan ("AIP"). Investor Share shareholders and certain Service Share shareholders who were shareholders or the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre-authorized investment amount is $50.

     Systematic Withdrawal Plan ("SWP"). The Fund offers a Systematic Withdrawal Plan which may be used by Investor Share shareholders and certain Service Share shareholders who were shareholders at the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $50 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally processed on the 25th day of the application month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form which may be obtained from PFPC.

     Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC, or by calling PFPC at (800) 441-7450. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No contingent deferred sales charge will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit are still subject to the applicable CDSC.

     Redemption of Shares. Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

     A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding Investor A Share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

     Investor A shareholders of the Money Market Portfolios may redeem their shares through the checkwriting privilege. Upon receipt of the checkwriting application and signature card by PFPC, checks will be forwarded to the investor. The minimum amount of a check is $100. If more than one shareholder owns the account, each shareholder must sign each check, unless an election has been made to permit check writing by a limited number of signatures and such election is on file with PFPC. Investor A Shares represented by a check redemption will continue to earn daily income until the check is presented for payment. PNC bank, as the investor's agent, will cause the Fund to redeem a sufficient number of Investor A Shares owned to cover the check. When redeeming Investor A Shares by check, an investor should make certain that there is an adequate number of Investor A Shares in the account to cover the amount of the check. If an insufficient number of Investor A Shares is held or if checks are not properly endorsed, they may not be honored and a service charge may be incurred. Checks may not be presented for cash payments at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks. However, a shareholder cannot close an account by writing a checkwriting check.

     Payment of Redemption Proceeds. The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act.

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

     With respect to the Index Master Portfolio, when the Trustees of the Trust determine that it would be in the best interests of the Index Master Portfolio, the Index Master Portfolio may pay the redemption price in whole or in part by a distribution of portfolio securities from the Index Master Portfolio of the shares being redeemed in lieu of cash in accordance with Rule 18f-1 under the 1940 Act. Investors, such as the Index Equity Portfolio, may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

     Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     The Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund's Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

     Computation of Public Offering Prices for Investor A Shares of the Non-Money Market Portfolios. An illustration of the computation of the public offering price per Investor A Share of the respective Non-Money Market Portfolios, based on the value of such Portfolios' net assets as of September 30, 2000 follows:

                                                 Low           Intermediate                         Core Bond         Government
                                               Duration         Government       Intermediate     Total Return         Income
                                            Bond Portfolio    Bond Portfolio    Bond Portfolio      Portfolio         Portfolio
                                           ----------------  ----------------  ----------------  --------------      ------------
Net Assets ..............................     $2,511,915        $9,262,211        $3,398,102        $6,977,691        $5,715,630

Outstanding Shares ......................        255,838           934,292           372,524           745,491           569,818
                                              ==========        ==========        ==========        ==========        ==========

Net Asset Value Per Share ...............     $     9.82        $     9.91        $     9.12        $     9.36        $    10.03
Maximum Sales Charge, 4.00% of
   offering price (3.00% for Low
   Duration Bond and 4.50% for
   Government Income)* ..................           0.30              0.41              0.38              0.39              0.47
                                              ----------        ----------        ----------        ----------        ----------
Offering to Public ......................     $    10.12        $    10.32        $     9.50        $     9.75        $    10.50
                                              ==========        ==========        ==========        ==========        ==========


----------------------------------
* The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2000 was as follows. Low Duration Bond Portfolio 3.05%; Intermediate Government Bond Portfolio 4.14%; Intermediate Bond Portfolio 4.17%; Core Bond Total Return Portfolio 4.17%; and Government Income Portfolio 4.69%.

                                                                  Managed                                             Tax-Free
                                                 GNMA              Income       International       High Yield          Income
                                               Portfolio         Portfolio      Bond Portfolio    Bond Portfolio      Portfolio
                                             -------------     -------------   ----------------  ----------------   -------------
Net Assets ..............................     $1,881,872        $6,935,783        $5,434,760        $5,093,943        $8,751,140

Outstanding Shares ......................        193,904         1,707,019           508,218           571,334           801,097
                                              ==========        ==========        ==========        ==========        ==========

Net Asset Value Per Share ...............     $     9.71        $     9.92        $    10.69        $     8.92        $    10.92
Maximum Sales Charge, 4.00% of
   offering price (4.50% for
   Managed Income and 5.00% for
   International Bond and High
   Yield Bond)* .........................           0.40              0.47              0.56              0.47              0.46
                                              ----------        ----------        ----------        ----------        ----------
Offering to Public ......................     $    10.11        $    10.39        $    11.25        $     9.39        $    11.38
                                              ==========        ==========        ==========        ==========        ==========


----------------------------------
* The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2000 was as follows. GNMA Portfolio 4.12%; Managed Income Portfolio 4.74%; International Bond Portfolio 5.24%; High Yield Bond Portfolio 5.27%; and Tax-Free Income Portfolio 4.21%.


                                            Pennsylvania       New Jersey           Ohio            Delaware          Kentucky
                                              Tax-Free          Tax-Free          Tax-Free          Tax-Free          Tax-Free
                                               Income            Income            Income            Income            Income
                                              Portfolio         Portfolio         Portfolio         Portfolio         Portfolio
                                            -------------     -------------     -------------     -------------     -------------
Net Assets ..............................    $30,770,269       $ 1,722,736       $ 3,242,772       $ 3,740,522       $ 3,685,973

Outstanding Shares ......................      2,914,981           152,326           317,159           386,473           383,953
                                             ===========       ===========       ===========       ===========       ===========

Net Asset Value Per Share ...............    $     10.56       $     11.31       $     10.22       $      9.68       $      9.60
Maximum Sales Charge, 4.00% of
   offering price* ......................           0.44              0.47              0.43              0.40              0.40
                                             -----------       -----------       -----------       -----------       -----------
Offering to Public ......................    $     11.00       $     11.78       $     10.65       $     10.08       $     10.00
                                             ===========       ===========       ===========       ===========       ===========

----------------------------------
* The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2000 was as follows. Pennsylvania Tax-Free Income Portfolio 4.17%; New Jersey Tax-Free Income Portfolio 4.16%; Ohio Tax-Free Income Portfolio 4.21%; Delaware Tax-Free Income Portfolio 4.13%; and Kentucky Tax-Free Income Portfolio 4.17%.


                                              Large Cap       Large Cap        Mid-Cap         Mid-Cap        Small Cap
                                                Value          Growth           Value          Growth           Value
                                               Equity          Equity          Equity          Equity          Equity
                                              Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                            -------------   -------------   -------------   -------------   -------------
Net Assets .............................    $ 56,689,428    $ 87,374,696    $  3,805,379    $ 83,151,752    $ 25,719,323

Outstanding Shares .....................       3,751,464       3,740,294         301,000       3,207,758       1,504,155
                                            ============    ============    ============    ============    ============

Net Asset Value Per Share ..............    $      15.11    $      23.36    $      12.64    $      25.92    $      17.10
Maximum Sales Charge, 4.50% of
   offering price* .....................            0.71            1.10            0.60            1.22            0.81
                                            ------------    ------------    ------------    ------------    ------------
Offering to Public .....................    $      15.82    $      24.46    $      13.24    $      27.14    $      17.91
                                            ============    ============    ============    ============    ============


----------------------------------
* The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2000 was as follows. Large Cap Value Equity Portfolio 4.70%; Large Cap Growth Equity Portfolio 4.71%; Mid-Cap Value Equity Portfolio 4.75%; Mid-Cap Growth Equity Portfolio 4.71%; and Small Cap Value Equity Portfolio 4.74%.



                                              Small Cap
                                               Growth         Micro-Cap    Global Science     European      International
                                               Equity          Equity       & Technology       Equity          Equity
                                              Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                            -------------   -------------   -------------   -------------   -------------
Net Assets .............................    $175,112,146    $151,587,834    $ 41,473,801    $    472,340    $ 29,881,258

Outstanding Shares .....................       5,080,621       3,373,795       3,325,572          49,714       2,171,431
                                            ============    ============    ============    ============    ============

Net Asset Value Per Share ..............    $      34.47    $      44.93    $      12.47    $       9.50    $      13.76
Maximum Sales Charge, 5.00% of
   offering price (4.50% for Small
   Cap Growth Equity)* .................            1.62            2.36            0.66            0.50            0.72
                                            ------------    ------------    ------------    ------------    ------------
Offering to Public .....................    $      36.09    $      47.29    $      13.13    $      10.00    $      14.48
                                            ============    ============    ============    ============    ============


----------------------------------
* The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2000 was as follows. Small Cap Growth Equity Portfolio 4.70%; Micro-Cap Equity Portfolio 5.25%; Global Science & Technology Portfolio 5.29%; European Equity Portfolio 5.26%; and International Equity Portfolio 5.23%.


                                            International                  International
                                              Small Cap      Asia Pacific     Emerging         Select           Index
                                               Equity           Equity         Markets         Equity          Equity
                                              Portfolio        Portfolio      Portfolio       Portfolio       Portfolio
                                            -------------   -------------   -------------   -------------   -------------
Net Assets .............................     $40,459,472      $   35,432     $ 2,465,716     $76,437,709     $93,934,654

Outstanding Shares .....................       1,811,330           3,850         404,950       3,694,011       3,414,368
                                             ===========      ==========     ===========     ===========     ===========

Net Asset Value Per Share ..............     $     22.34      $     9.20     $      6.09     $     20.69     $     27.51
Maximum Sales Charge, 5.00% of
   offering price (4.50% for
   Select Equity and 3.00% for
   Index
   Equity)* ............................            1.18            0.48            0.32            0.97            0.85
                                             -----------      ----------     -----------     -----------     -----------
Offering to Public .....................     $     23.52      $     9.68     $      6.41     $     21.66    $      28.36
                                             ===========      ==========     ===========     ===========     ===========


----------------------------------
* The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2000 was as follows. International Small Cap Equity Portfolio 5.28%; Asia Pacific Equity Portfolio 5.22%; International Emerging Markets Portfolio 5.25%; Select Equity Portfolio 4.69%; and Index Equity Portfolio 3.09%.

                                              Balanced
                                             Portfolio
                                           --------------

Net Assets ..............................   $149,593,859

Outstanding Shares ......................      7,431,932
                                            ============

Net Asset Value Per Share ...............   $      20.13
Maximum Sales Charge, 4.50% of
   offering price* ......................           0.95
                                            ------------
Offering to Public ......................   $      21.08
                                            ============

----------------------------------
* The maximum sales charge as a percentage of the net asset value per share for Balanced Portfolio at September 30, 2000 was 4.72%.


     Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios' for the year or period ended September 30, 2000 (for the period May 15, 2000 through September 30, 2000 in the case of the Global Science & Technology Portfolio and for the period June 23, 2000 through September 30, 2000 in the case of the European Equity and Asia Pacific Equity Portfolios) were as follows:

                                                                   Front-End
                       Portfolios                                 Sales Charges
------------------------------------------------------------     ---------------

Low Duration Bond.........................................        $     12,332
Intermediate Government Bond..............................              27,671
Intermediate Bond.........................................              22,185
Core Bond Total Return....................................              22,435
Government Income.........................................               9,814
Managed Income............................................              15,592
GNMA......................................................               3,148
High Yield Bond...........................................              84,803
International Bond........................................              49,185
Tax-Free Income...........................................               8,932
Pennsylvania Tax-Free Income..............................              44,681
New Jersey Tax-Free Income................................               1,956
Ohio Tax-Free Income......................................              11,772
Delaware Tax-Free Income..................................               3,916
Kentucky Tax-Free Income..................................                   0
Large Cap Value Equity....................................             111,354
Large Cap Growth Equity...................................             378,414
Mid Cap Value Equity......................................              19,289
Mid Cap Growth Equity.....................................           2,339,080
Small Cap Value Equity....................................              26,600
Small Cap Growth Equity...................................             614,243
Micro-Cap Equity..........................................           2,467,424
Global Science & Technology...............................           1,188,368
European Equity...........................................              16,158
International Equity......................................              56,556
International Small Cap Equity............................           1,302,321
Asia Pacific Equity.......................................                 837
International Emerging Markets............................              21,970
Select Equity.............................................             338,009
Index Equity..............................................             296,678
Balanced..................................................             260,463

         Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 1999 (for the period from November 19, 1998 through September 30, 1999 in the case of the High Yield Bond Portfolio) were as follows:

                                                                    Front-End
                       Portfolios                                 Sales Charges
------------------------------------------------------------     ---------------

Low Duration Bond.........................................        $     18,772
Intermediate Government Bond..............................               4,027
Intermediate Bond.........................................               5,927
Core Bond Total Return....................................              30,428
Government Income.........................................              36,640
GNMA......................................................               5,704
Managed Income............................................              39,964
International Bond........................................              24,364
High Yield Bond...........................................              77,285
Tax-Free Income...........................................              18,736
Pennsylvania Tax-Free Income..............................              63,890
New Jersey Tax-Free Income................................              12,703
Ohio Tax-Free Income......................................               3,697
Delaware Tax-Free Income..................................              14,836
Kentucky Tax-Free Income..................................               1,642
Large Cap Value Equity....................................             118,836
Large Cap Growth Equity...................................             181,276
Mid-Cap Value Equity......................................              19,619
Mid-Cap Growth Equity.....................................              59,246
Small Cap Value Equity....................................              47,778
Small Cap Growth Equity...................................              53,655
Micro-Cap Equity..........................................             534,538
International Equity......................................              28,183
International Small Cap Equity............................               7,646
International Emerging Markets............................               7,919
Select Equity.............................................             203,095
Index Equity..............................................             506,155
Balanced..................................................             300,028

     Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1998 (for the period from May 1, 1998 through September 30, 1998 in the case of the Micro-Cap Equity Portfolio; and for the period from May 11, 1998 through September 30, 1998 in the case of the Delaware Tax-Free Income Portfolio and the Kentucky Tax-Free Income Portfolio; and for the period from May 18, 1998 through September 30, 1998 in the case of the GNMA Portfolio) were as follows:

                                                                    Front-End
                       Portfolios                                 Sales Charges
------------------------------------------------------------     ---------------

Low Duration Bond.........................................        $      3,210
Intermediate Government Bond..............................               6,951
Intermediate Bond.........................................               4,428
Core Bond Total Return....................................              39,660
Government Income.........................................              51,567
Managed Income............................................              47,124
International Bond........................................              21,051
GNMA......................................................                 607
Tax-Free Income...........................................              10,786
Pennsylvania Tax-Free Income..............................              73,272
New Jersey Tax-Free Income................................               5,120

                                                                    Front-End
                       Portfolios                                 Sales Charges
------------------------------------------------------------     ---------------

Ohio Tax-Free Income......................................               3,344
Delaware Tax-Free Income..................................              33,955
Kentucky Tax-Free Income..................................                   0
Large Cap Value Equity....................................             243,863
Large Cap Growth Equity...................................             150,956
Mid-Cap Value Equity......................................              70,975
Mid-Cap Growth Equity.....................................              41,375
Small Cap Value Equity....................................             244,947
Small Cap Growth Equity...................................             275,225
Micro-Cap Equity..........................................             172,918
International Equity......................................              57,797
International Small Cap Equity............................              15,651
International Emerging Markets............................              10,774
Select Equity.............................................             367,339
Index Equity..............................................             258,498
Balanced..................................................             295,492

Institutional and BlackRock Shares

     Purchase of Shares. Institutional Shares are offered to institutional investors, including (a) registered investment advisers with a minimum investment of $500,000 and (b) the trust departments of PNC Bank and its affiliates (collectively, "PNC") on behalf of clients for whom PNC (i) acts in a fiduciary capacity (excluding participant-direct employee benefit plans) or otherwise has investment discretion or (ii) acts as custodian with respect to at least $2,000,000 in assets, and individuals with a minimum investment of $2,000,000. The minimum initial investment for institutions is $5,000. There is no minimum subsequent investment requirement.

     BlackRock Shares are offered to institutional investors with a minimum investment of $5,000,000. There is no minimum subsequent investment requirement.

     Payment for Institutional and BlackRock Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the respective Portfolios. The Fund does not accept third party checks for initial or subsequent investments.

     In the event that a shareholder acquiring Institutional Shares on or after May 1, 1998 ceases to meet the eligibility standards for purchasing Institutional Shares (other than due to fluctuations in market value), then the shareholder's Institutional Shares will, upon the direction of the Fund's distributor, automatically be converted to shares of another class of the Portfolio having the same aggregate net asset value as the shares converted. If, at the time of conversion, an institution offering Service Shares of the Portfolio is acting on the shareholder's behalf, then the shareholder's Institutional Shares will be converted to Service Shares of the Portfolio. If not, then the shareholder's Institutional Shares will be converted to Investor A Shares of the Portfolio. Service Shares are currently authorized to bear additional service and processing fees at the aggregate annual rate of .30% of average daily net assets, while Investor A Shares are currently authorized to bear additional service, processing and distribution fees at the aggregate annual rate of .50% of average daily net assets.

     The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional and BlackRock Shares and may suspend and resume the sale of shares of any Portfolio at any time.

     Redemption of Shares. Payment for redeemed shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of BlackRock, an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is imposed by the Fund.

     During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

     The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act.

     Institutional Shares of the Portfolios may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Service Shares

     Purchase of Shares. Purchase orders for each Portfolio except the U.S. Treasury Money Market Portfolio may be placed by telephoning PFPC at (800) 441-7450 no later than 12:00 noon (Eastern Time) on a Business Day. Orders received before 12:00 noon (Eastern Time) will be executed at 12:00 noon (Eastern Time). If payment for such orders is not received by 4:00 p.m. (Eastern
Time), the order will be canceled and notice thereof will be given to the Institution placing the order. Orders received after 12:00 noon (Eastern Time) will not be accepted.

     Purchase orders for the U.S. Treasury Money Market Portfolio may be placed by telephoning PFPC at (800) 441-76450 no later than 4:00 p.m. (Eastern time) on a Business Day. Orders received before 12:00 noon (Eastern Time) will be executed at 12:00 noon (Eastern Time); orders received after 12:00 noon (Eastern
Time) but before 4:00 p.m. (Eastern Time) will be executed at 4:00 p.m. (Eastern
Time). If payment for such orders is not received by 4:00 p.m. (Eastern Time), the order will be canceled and notice thereof will be given to the Institution placing the order. Orders will not be accepted after 4:00 p.m. (Eastern Time). Under certain circumstances, the Fund may reject large individual purchase orders received after 12:00 noon (Eastern Time.)

     In the event that a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group as described above) ceases to meet the eligibility standards for purchasing Service Shares, then the shareholder's Service Shares will, upon the direction of the Fund's distributor, automatically be converted to Investor A Shares of the Portfolio having the same aggregate net asset value as the shares converted. Investor A Shares are currently authorized to bear additional service and distribution fees at the aggregate annual rate of .20% of average daily net assets. In the event that a shareholder acquiring Service Shares on or after May 1, 1998 subsequently satisfies the eligibility standards for purchasing Institutional Shares (other than due to fluctuations in market value), then the shareholder's Service Shares will, upon the direction of the Fund's distributor, automatically be converted to Institutional Shares of Portfolio having the same aggregate net asset value as the shares converted.

     The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Service Shares and may suspend and resume the sale of shares of any Portfolio at any time.

     Redemption of Shares. Payment for redeemed shares for which a redemption order is received by PFPC before 12:00 noon (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the same Business Day, provided that the fund's custodian is also open for business. Payment for redemption orders received between 12:00 noon (Eastern Time) and 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of BlackRock, Inc., an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is imposed by the Fund, although Institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their Institution.

     During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, DE 19899-8907.

     The Fund may redeem Service Shares in any Portfolio account if the account balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 upon thirty days' written notice. If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolio to the extent necessary to maintain the minimum balance required.

     The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act.

     The following is applicable only to persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio's combination with The PNC Fund:

          Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

          Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administer.

          If shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemptions privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem shares in certificated form.

          Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio's combination with The PNC Fund may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held shares on that date through the procedures described in this section.

DCC&S. Qualified Plans may be able to invest in shares of the Portfolios through the Defined Contribution Clearance and Settlement system ("DCC&S") of the National Securities Clearing Corporation. Institutions qualifying to trade on DCC&S include broker/dealers, trust companies and third party administrators. Please contact the Fund for information on agreements, procedures, sales charges and fees related to DCC&S transactions.

Hilliard Lyons Shares ("HL Shares")

     Purchase of Shares. The minimum investment for the initial purchase of HL Shares is $1,000; there is a $100 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of a Portfolio, a Portfolio's investment adviser, sub-advisers, Distributor or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

     Other Purchase Information. HL Shares of the Portfolios of the Fund are sold on a continuous basis by BDI as the Distributor. BDI maintains its principal offices at 3200 Horizon Drive, King of Prussia, PA 19406. Purchases may be effected on weekdays on which the New York Stock Exchange is open for business (a "Business Day"). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund's investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

     Redemption of Shares. Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

     A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding HL Share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

     Shareholders of HL Shares of the Portfolios may redeem their shares through the check writing privilege. Upon receipt of the check writing application and signature card by PFPC, checks will be forwarded to the investor. The minimum amount of a check is $100. If more than one shareholder owns the account, each shareholder must sign each check, unless an election has been made to permit check writing by a limited number of signatures and such election is on file with PFPC. HL Shares represented by a check redemption will continue to earn daily income until the check is presented for payment. PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of HL Shares owned to cover the check. When redeeming HL Shares by check, an investor should make certain that there is an adequate number of HL Shares in the account to cover the amount of the check. If an insufficient number of HL Shares is held or if checks are not properly endorsed, they may not be honored and a service charge may be incurred. Checks may not be presented for cash payments at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

     Payment of Redemption Proceeds. The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act.

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

     Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     The Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund's Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Dividends and Distributions

     Equity Portfolios. Each of the Equity Portfolios of the Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment income of each of the Equity Portfolios is declared quarterly as a dividend to investors who are shareholders of the Portfolio at the close of business on the day of declaration. All dividends are paid not later than ten days after the end of each quarter. Any net realized capital gains (including net short-term capital gains) will be distributed by each Portfolio of the Fund at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees.

     Distributions are reinvested at net asset value in additional full and fractional shares of the same class on which the distributions are paid, unless a shareholder elects to receive distributions in cash. This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.

     The Index Equity Portfolio seeks its investment objective by investing all of its assets in the Index Master Portfolio (which is taxable as a partnership for federal income tax purposes). The Index Equity Portfolio is allocated its distributive share of the income, gains (including capital gains), losses, deductions and credits of the Index Master Portfolio. The Index Equity Portfolio's distributive share of such items, plus gain, if any, on the redemption of shares of the Index Master Portfolio, less the Index Equity Portfolio's expenses incurred in operations will constitute the Index Equity Portfolio's net income from which dividends are distributed as described above.

     Bond Portfolios. Each of the Bond Portfolios will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Portfolio unless a shareholder elects otherwise. Dividends may only be directed to one other Portfolio. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC.

Each Portfolio declares a dividend each day on "settled" shares (i.e., shares for which the particular Portfolio has received payment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

     Money Market Portfolios. Shareholders are entitled to dividends and distributions arising from the net income and capital gains, if any, earned on investments held by the Money Market Portfolio in which they invest. Each Money Market Portfolio's net income is declared daily as a dividend. Shareholders whose purchase orders are executed at 12:00 noon (Eastern Time), 4:00 p.m. (Eastern Time) for the U.S. Treasury Money Market Portfolio, receive dividends for that day. On the other hand, shareholders whose redemption orders have been received by 12:00 noon (Eastern Time) do not receive dividends for that day, while shareholders of each Portfolio whose redemption orders are received after 12:00 noon (Eastern Time) do receive dividends for that day.

     Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month. Net short-term capital gains, if any, will be distributed at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees. The Portfolios do not expect to realize net long-term capital gains.

     Dividends are reinvested in additional full and fractional Investor Shares of the same class on which the dividends are paid, unless a shareholder elects to receive dividends in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after receipt by PFPC.

                        VALUATION OF PORTFOLIO SECURITIES

     In determining the market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

     Money Market Portfolios. The net asset value for each class of each share of the Money Market Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon (Eastern
Time) and once as of 4:00 p.m. (Eastern Time) on each day the NYSE is open for business (a "Business Day"). Each Portfolio's net asset value per share is calculated by adding the value of all securities, cash and other assets of the respective classes of the Portfolio, subtracting the liabilities and dividing the result by the number of outstanding shares of such classes. The net asset value per share of each class of each Portfolio is determined independently of the other classes and the other Portfolios.

     The Fund seeks to maintain for each of the Money Market Portfolios a net asset value of $1.00 per share for purposes of purchase and redemptions and values their portfolio securities on the basis of the amortized cost method of valuation.

     Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

     As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Money Market Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Trustees has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Money Market Portfolio, the Fund's Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

     Each Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by the Fund's Board of Trustees. There can be no assurance that a constant net asset value will be maintained for any Money Market Portfolio.

     Equity Portfolios. Net asset value is calculated separately for each class of shares of each Equity Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

     Valuation of securities held by each Equity Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

     Valuation of securities of foreign issuers is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

     Certain of the securities acquired by the International Equity, International Emerging Markets and International Small Cap Equity Portfolios may be traded on foreign exchanges or over-the-counter markets on days on which a Portfolio's net asset value is not calculated. In such cases, the net asset value of the Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

     A Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities.

     The valuation of securities held by the Index Master Portfolio is discussed in its Registration Statement.

     Bond Portfolios. Net asset value is calculated separately for each class of shares of each Bond Portfolio as of the close of regular trading hours on the NYSE on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

     Valuation of securities held by each Bond Portfolio is as follows: domestic securities traded on a national securities exchange or on the NASDAQ National Market system are valued at the last reported sale price that day; domestic securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day are valued at the mean of the bid and asked prices; foreign securities traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE (if a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used); foreign securities traded on a recognized stock exchange for which there were no sales on that day are valued at the mean of the bid and asked prices; other securities are valued on the basis of valuations provided by a pricing service approved by the Board of Trustees, provided that if the investment adviser or sub-adviser concludes that the price provided by a pricing service does not represent the fair value of a security, such security will be valued at fair value determined by the adviser or sub-adviser based on quotations or the equivalent thereof received from dealers; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. Any securities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

     Certain of the securities acquired by the International Bond Portfolio may be traded on foreign exchanges or over-the-counter markets on days on which the Portfolio's net asset value is not calculated. In such cases, the net asset value of the Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

                             PERFORMANCE INFORMATION

     A Portfolio may quote performance in various ways. All performance information supplied by a Portfolio in advertising is historical and is not intended to indicate future returns.

     Each of the Money Market Portfolios may advertise its "yield", "effective yield" and total return for each class of Investor Shares. These performance figures are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the income generated by an investment in a particular class of a Portfolio's Investor shares over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. "Effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class of a Portfolio's Investor Shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounded effect of this assumed reinvestment. A Municipal Portfolio's "tax equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to the Portfolio's tax-free yield for a particular class of Investor Shares.

     The performance of each class of Investor Shares of a Portfolio may be compared to the performance of mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of a particular class of Investor Shares of a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Performance information may also include evaluations of the Portfolios published in nationally recognized ranking services, and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

     Performance quotations for shares of a Portfolio represent past performance and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Yields will fluctuate and are not necessarily representative of future results. Any fees charged by affiliates of the Portfolio's investment adviser or other institutions directly to their customers' accounts in connection with investments in the Portfolios will not be included in the Portfolios' calculations of yield and performance.

     Each Money Market Portfolio's current and effective yields for Service, Investor A, Investor B, Investor C and Institutional Shares are computed separately using standardized methods required by the SEC. The annualized yield for a class of Service, Investor A, Investor B, Investor C or Institutional Shares is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above) raising the sum to a power equal to 365/7 and subtracting 1. In addition, a standardized "tax-equivalent current yield" may be quoted for Service, Investor A, Investor B, Investor C and Institutional Shares in the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios, which is computed separately for each class by: (a) dividing that portion of the Fund's yield (as calculated above) that is exempt from Federal or State income tax by one minus a stated Federal or state income tax rate; and (b) adding the quotient to that portion of the Fund's yield that is not tax-exempt. A standardized "tax equivalent effective yield quotation" may be computed separately for each class by:(a) dividing the portion of the Portfolio's effective yield for shares (as calculated above) that is exempt from Federal or state income tax by one minus a stated Federal or state income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the effective yield that is not exempt from Federal and state income tax.

     The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 2000 before waivers was as follows:


                                                                                  Tax-Equivalent        Tax-Equivalent
                                                                                   Current Yield        Effective Yield
                                                                                    (assumes a            (assumes a
                                                                                  Federal income        Federal income
              Portfolio                        Yield         Effective Yield     tax rate of 28%)       tax rate of 28%
-----------------------------------------     -------       -----------------   ------------------     -----------------
Money Market
         Institutional Shares                   6.16%              6.35%                 --                    --
         Service Shares                         5.86%              6.03%                 --                    --
         Investor A Shares                      5.69%              5.85%                 --                    --
         Investor B Shares                      5.09%              5.22%                 --                    --
         Investor C Shares                      5.09%              5.22%                 --                    --
         Hilliard Lyons Shares                  5.69%              5.85%                 --                    --



                                                                                  Tax-Equivalent        Tax-Equivalent
                                                                                   Current Yield        Effective Yield
                                                                                    (assumes a            (assumes a
                                                                                  Federal income        Federal income
              Portfolio                        Yield         Effective Yield     tax rate of 28%)       tax rate of 28%
-----------------------------------------     -------       -----------------   ------------------     -----------------
U.S. Treasury Money Market
         Institutional Shares                   5.85%              6.02%                 --                    --
         Service Shares                         5.55%              5.70%                 --                    --
         Investor A Shares                      5.38%              5.52%                 --                    --
Municipal Money Market
         Institutional Shares                   4.05%              4.13%                 5.63%                 5.74%
         Service Shares                         3.75%              3.82%                 5.21%                 5.31%
         Investor A Shares                      3.58%              3.64%                 4.97%                 5.06%
         Hilliard Lyons Shares                  3.83%              3.90%                 5.32%                 5.42%
New Jersey Municipal Money Market
         Institutional Shares                   3.71%              3.78%                 5.15%                 5.25%
         Service Shares                         3.41%              3.47%                 4.74%                 4.82%
         Investor A Shares                      3.16%              3.21%                 4.39%                 4.46%
North Carolina Municipal Money Market
         Institutional Shares                   3.91%              3.99%                 5.43%                 5.54%
         Service Shares                         3.61%              3.67%                 5.01%                 5.10%
         Investor A Shares                      3.44%              3.50%                 4.78%                 4.86%
         Investor B Shares                      2.76%              2.80%                 3.83%                 3.89%
Ohio Municipal Money Market
         Institutional Shares                   4.02%              4.10%                 5.58%                 5.69%
         Service Shares                         3.72%              3.79%                 5.17%                 5.26%
         Investor A Shares                      3.54%              3.60%                 4.92%                 5.00%
Pennsylvania Municipal Money Market
         Institutional Shares                   4.11%              4.19%                 5.71%                 5.82%
         Service Shares                         3.81%              3.88%                 5.29%                 5.39%
         Investor A Shares                      3.58%              3.64%                 4.97%                 5.06%
Virginia Municipal Money Market
         Institutional Shares                   3.81%              3.88%                 5.29%                 5.39%
         Service Shares                         3.51%              3.57%                 4.88%                 4.96%
         Investor A Shares                      3.24%              3.29%                 4.50%                 4.57%


     At September 30, 2000 there were no Investor B shares outstanding, except with respect to the Money Market Portfolio and the North Carolina Municipal Money Market Portfolio.

     At September 30, 2000 there were no Investor C shares outstanding, except with respect to the Money Market Portfolio.

     The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 2000 after waivers was as follows:


                                                                                  Tax-Equivalent        Tax-Equivalent
                                                                                   Current Yield        Effective Yield
                                                                                    (assumes a            (assumes a
                                                                                  Federal income        Federal income
              Portfolio                        Yield         Effective Yield     tax rate of 28%)       tax rate of 28%
-----------------------------------------     -------       -----------------   ------------------     -----------------
Money Market
   Institutional Shares                         6.35%              6.55%                 --                    --
   Service Shares                               6.05               6.23                  --                    --
   Investor A Shares                            5.88               6.05                  --                    --
   Investor B Shares                            5.28               5.42                  --                    --
   Investor C Shares                            5.28               5.42                  --                    --
   Hilliard Lyons Shares                        5.88               6.05                  --                    --
U.S. Treasury Money Market
   Institutional Shares                         6.09%              6.28%                 --                    --
   Service Shares                               5.79               5.96                  --                    --
   Investor A Shares                            5.62               5.78                  --                    --
Municipal Money Market
   Institutional Shares                         4.31%              4.40%                 5.99%                 6.11%
   Service Shares                               4.01               4.09                  5.57                  5.68
   Investor A Shares                            3.84               3.91                  5.33                  5.43
   Hilliard Lyons Shares                        4.09               4.17                  5.68                  5.79
New Jersey Municipal Money Market
   Institutional Shares                         4.03%              4.11%                 5.60%                 5.71%
   Service Shares                               3.73               3.80                  5.18                  5.28
   Investor A Shares                            3.48               3.54                  4.83                  4.92
North Carolina Municipal Money Market
   Institutional Shares                         4.31%              4.40%                 5.99%                 6.11%
   Service Shares                               4.01               4.09                  5.57                  5.68
   Investor A Shares                            3.84               3.91                  5.33                  5.43
   Investor B Shares                            3.16               3.21                  4.39                  4.46
Ohio Municipal Money Market
   Institutional Shares                         4.35%              4.44%                 6.04%                 6.17%
   Service Shares                               4.05               4.13                  5.63                  5.74
   Investor A Shares                            3.87               3.94                  5.38                  5.47
Pennsylvania Municipal Money Market
   Institutional Shares                         4.36%              4.45%                 6.06%                 6.18%
   Service Shares                               4.06               4.14                  5.64                  5.75
   Investor A Shares                            3.83               3.90                  5.32                  5.42
Virginia Municipal Money Market
   Institutional Shares                         4.26%              4.35%                 5.92%                 6.04%
   Service Shares                               3.96               4.04                  5.50                  5.61
   Investor A Shares                            3.69               3.76                  5.13                  5.22


     The fees which may be imposed by institutions on their Customers are not reflected in the calculations of yields for the Money Market Portfolios. Yields on Institutional Shares will generally be higher than yields on Service Shares; yields on Service Shares will generally be higher than yields on Investor A Shares; and yields on Investor A Shares will generally be higher than yields on Investor B Shares and Investor C Shares.

     From time to time, in advertisements, sale literature, reports to shareholders and other materials, the yields of a Money Market Portfolio's Service, Investor A, Investor B, Investor C, Institutional or HL Shares may be quoted and compared to those of other mutual funds with similar investment objectives and relevant securities indexes. For example, the yield of a Portfolio's Service, Investor A, Investor B, Investor C or Institutional Shares may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT(R), a widely-recognized independent publication that monitors the performance of money market funds, the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds. Yield may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve system. In addition, each Money Market Portfolio may quote from time to time its total return in accordance with SEC regulations.

     Total Return. For purposes of quoting and comparing the performance of shares of the Non-Money Market Portfolios to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature, communications to shareholders and other materials, performance may be stated in terms of total return. The total return for each class of a Non-Money Market Portfolio will be calculated independently of the other classes within that Portfolio. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

                               T = [(ERV1/n) - 1]
                                     ------
                                       P

     Where:      T =     average annual total return.
               ERV =     ending redeemable value at the end of the
                         period covered by the computation of a
                         hypothetical $1,000 payment made at the
                         beginning of the period.
                 P =     hypothetical initial payment of $1,000
                 n =     period covered by the computation, expressed
                         in terms of years.

     In calculating the ending redeemable value for Investor A Shares of the Fund's Non-Money Market Portfolios, the maximum front-end sales charge is deducted from the initial $1,000 payment and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period. In calculating the ending redeemable value for Investor B Shares of the Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period. In calculating the ending redeemable value for Investor C Shares of the Fund's Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period, and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

     Performance information presented for the following Non-Money Market Portfolios includes performance information for a corresponding predecessor portfolio which transferred its assets and liabilities to the related Non-Money Market Portfolio pursuant to a reorganization consummated on January 13, 1996 (February 13, 1996 with respect to the International Bond Portfolio):


                                                                               Commencement of
Non-Money Market                        Predecessor                            Operations of
Portfolio                               Portfolio                              Predecessor Portfolio
---------                               ---------                              ---------------------
New Jersey Tax-Free Income Portfolio    Compass Capital Group New Jersey       July 1, 1991
                                        Municipal Bond Fund

International Bond Portfolio            Compass Capital Group International    July 1, 1991
                                        Fixed Income Fund

Core Bond Total Return Portfolio        BFM Institutional Trust Core Fixed     December 9, 1992
                                        Income Portfolio

Low Duration Bond Portfolio             BFM Institutional Trust Short          July 17, 1992
                                        Duration Portfolio


     In connection with the conversion of various common trust funds maintained by PNC Bank and PNC Bank, Delaware ("PNC-DE"), an affiliate of PNC Bank, into the Fund between May 1 and May 15, 1998 (the "CTF Conversion"), the Delaware Tax-Free Income Portfolio was established to receive the assets of the DE Tax-Free Income Fund of PNC-DE, the Kentucky Tax-Free Income Portfolio was established to receive the assets of the KY Tax-Free Income Fund of PNC Bank and the GNMA Portfolio was established to receive the assets of the GNMA Fund of PNC Bank. Performance information presented for the following Non-Money Market Portfolios includes performance information for a corresponding predecessor common trust fund which transferred its assets and liabilities to the related Non-Money Market Portfolio pursuant to the CTF Conversion:


                                                                               Commencement of
Non-Money Market                        Predecessor                            Operations of
Portfolio                               Portfolio                              Predecessor Portfolio
---------                               ---------                              ---------------------
Delaware Tax-Free Income Portfolio      PNC-DE Tax-Free Income Fund            October 20, 1965

Kentucky Tax Free Income Portfolio      PNC KY Tax-Free Income Fund            September 6, 1966

GNMA Portfolio                          PNC GNMA Fund                          June 1, 1990


     Performance information presented for the Delaware Tax-Free Income Portfolio, the Kentucky Tax-Free Income Portfolio and the GNMA Portfolio is based upon the performance of the DE Tax-Free Income Fund, the KY Tax-Free Income Fund and the GNMA Fund, respectively, for periods prior to the CTF Conversion.

     Each Non-Money Market Portfolio presents performance information for each class thereof since the commencement of operations of that Portfolio (or the related predecessor portfolio), rather than the date such class was introduced. As a result, where a Portfolio includes performance information of a related predecessor portfolio, the Fund Inception Date indicated in the following tables is the inception date of the related predecessor portfolio. Performance information for each class introduced after the commencement of operations of the related Portfolio (or predecessor portfolio) is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the "Subsequent Class") has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class"); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B Shares) when presented inclusive of sales charges. Additional performance information is presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing and processing fees and other expenses actually incurred during the periods presented and have not been restated, in cases in which the performance information for a particular class includes the performance history of a predecessor class or predecessor classes, to reflect the ongoing expenses currently borne by the particular class.

     Based on the foregoing, the average annual total returns for each Non-Money Market Portfolio for periods ended September 30, 2000 were as follows*:

                                Investor A Shares
                                -----------------

                                                                     Investor A Shares
                                                                     Total Return (NAV)
                                              -----------------------------------------------------------------
                                                                                                   10 Year
                                                                                                   Ann. (or
                                                                                                   Since Fund
                                   Fund         Class                                              Inception
                                Inception       Intro                      3 Year       5 Year      Ann., if
                                   Date          Date         1 Year        Ann.         Ann.       shorter)
                                   ----          ----         ------        ----         ----       --------
 Large Cap Value Equity.........   4/20/92       5/2/92         5.71         5.73        14.31         14.08
 Large Cap Growth Equity........   11/1/89      3/14/92        22.31        22.41        23.62         17.58
 Mid-Cap Value Equity...........  12/27/96     12/27/96        14.17         1.68          N/A          8.33
 Mid-Cap Growth Equity..........  12/27/96     12/27/96        90.62        44.00          N/A         40.82
 Small Cap Value Equity.........   4/13/92       6/2/92        16.60         0.27        10.65         12.52
 Small Cap Growth Equity........   9/14/93      9/15/93        61.96        22.02        24.84         23.96
 Micro-Cap Equity...............    5/1/98       5/1/98       102.68          N/A          N/A         94.22
 Global Science & Technology....   5/15/00      5/15/00          N/A          N/A          N/A         78.61*
 European Equity................   6/23/00      6/23/00          N/A          N/A          N/A        -17.08**
 International Equity...........   4/27/92       6/2/92        -0.32         5.61         7.70          9.00
 International Small Cap Equity.   9/26/97      9/26/97        91.30        40.42          N/A         40.05
 Asia Pacific Equity............   6/23/00      6/23/00          N/A          N/A          N/A        -25.96**
 International Emerging Markets.   6/17/94      6/17/94         1.27       -13.45        -5.27         -6.79
 Select Equity..................   9/13/93     10/13/93         7.64        12.14        19.00         16.73
 Index Equity...................   4/20/92       6/2/92        12.43        15.58        20.78         17.39
 Balanced.......................   5/14/90      5/14/90         7.65        10.71        14.62         14.29
 Low Duration Bond..............   7/17/92      1/12/96         5.80         5.32         5.37          5.31
 Intermediate Government Bond...   4/20/92      5/11/92         6.15         5.18         5.49          5.64
 Intermediate Bond..............   9/17/93      5/20/94         6.39         5.05         5.55          4.81
 Core Bond Total Return.........   12/9/92      1/31/96         6.80         5.30         5.93          6.40
 Government Income..............   10/3/94      10/3/94         7.38         5.57         6.31          7.60
 Managed Income.................   11/1/89       2/5/92         6.35         5.00         5.69          7.26
 GNMA...........................   5/31/90      5/31/90         7.07         5.49         6.15          7.33
 High Yield Bond................  11/19/98     11/19/98         2.63          N/A          N/A          4.35
 International Bond.............    7/1/91      4/22/96         6.54         6.56         8.46          8.60
 Tax-Free Income................   5/14/90      5/14/90         4.31         3.41         5.32          6.79
 Pennsylvania Tax-Free Income...   12/1/92      12/1/92         5.03         3.87         5.06          5.55
 New Jersey Tax-Free Income ....    7/1/91      1/26/96         4.67         3.57         4.62          6.10
 Ohio Tax-Free Income ..........   12/1/92      12/1/92         5.03         3.66         4.92          5.08
 Delaware Tax-Free Income ......   9/30/86      9/30/86         5.01         3.52         4.13          5.11
 Kentucky Tax-Free Income ......  11/30/87     11/30/87         4.17         3.25         4.01          5.55


                                             Total Return (Load Adjusted)
                                     -----------------------------------------------
                                                                          10 Year
                                                                          Ann. (or
                                                                          Since Fund
                                                                          Inception
                                                3 Year       5 Year       Ann., if
                                   1 Year        Ann.         Ann.        shorter)
                                   ------        ----         ----        --------
 Large Cap Value Equity..........    0.97         4.12        13.27         13.46
 Large Cap Growth Equity.........   16.82        20.55        22.49         17.04
 Mid-Cap Value Equity............    9.07         0.14          N/A          7.01
 Mid-Cap Growth Equity...........   82.03        41.81          N/A         39.11
 Small Cap Value Equity..........   11.37        -1.26         9.64         11.91
 Small Cap Growth Equity.........   54.65        20.15        23.70         23.15
 Micro-Cap Equity................   92.58          N/A          N/A         90.12
 Global Science & Technology.....     N/A          N/A          N/A         56.09*
 European Equity.................     N/A          N/A          N/A        -31.25**
 International Equity............   -5.29         3.81         6.60          8.34
 International Small Cap Equity..   81.68        38.06          N/A         37.67
 Asia Pacific Equity.............     N/A          N/A          N/A        -38.61**
 International Emerging Markets..   -3.83       -14.93        -6.23         -7.56
 Select Equity...................    2.78        10.44        17.91         15.97
 Index Equity....................    9.06        14.42        20.04         16.96
 Balanced........................    2.80         9.02        13.57         13.76
 Low Duration Bond...............    2.66         4.26         4.73          4.92
 Intermediate Government Bond....    1.93         3.76         4.63          5.13
 Intermediate Bond...............    2.13         3.63         4.69          4.20
 Core Bond Total Return..........    2.50         3.88         5.07          5.84
 Government Income...............    2.52         3.98         5.34          6.77
 Managed Income..................    1.53         3.40         4.72          6.77
 GNMA............................    2.82         4.07         5.29          6.89
 High Yield Bond.................   -2.49          N/A          N/A          1.52
 International Bond..............    1.20         4.76         7.35          8.00
 Tax-Free Income.................    0.11         2.02         4.47          6.35
 Pennsylvania Tax-Free Income....    0.81         2.46         4.21          4.99
 New Jersey Tax-Free Income .....    0.48         2.17         3.77          5.64
 Ohio Tax-Free Income ...........    0.87         2.25         4.06          4.53
 Delaware Tax-Free Income .......    0.82         2.11         3.29          4.68
 Kentucky Tax-Free Income .......    0.01         1.84         3.16          5.12


     * Annualized. The unannualized returns for the period May 15, 2000 through September 30, 2000 were 24.70% and 18.46%, respectively.

     **Annualized. The unannualized returns for the period June 23, 2000 through September 30, 2000 for European Equity were (5.00)% and (9.75)%, respectively and for Asia Pacific Equity (7.90%) and (12.51)%, respectively.

                                Investor B Shares
                                -----------------

                                                                    Investor B Shares
                                                                    Total Return (NAV)
                                               --------------------------------------------------------------

                                                                                                    10 Year
                                                                                                    Ann. (or
                                                                                                     Since
                                                                                                      Fund
                                       Fund        Class                                            Inception
                                    Inception      Intro                    3 Year       5 Year     Ann.,  if
                                       Date        Date         1 Year       Ann.         Ann.      shorter)
                                       ----        ----         ------       ----         ----      --------
Large Cap Value Equity..........      4/20/92      1/18/96        4.93        4.90        13.49         13.59
Large Cap Growth Equity.........      11/1/89      1/24/96       21.37       21.46        22.71         17.15
Mid-Cap Value Equity............     12/27/96     12/27/96       13.35        0.94          N/A          7.64
Mid-Cap Growth Equity...........     12/27/96     12/27/96       89.38       42.96          N/A         39.92
Small Cap Value Equity..........      4/13/92      10/3/94       15.72       -0.49         9.83         11.96
Small Cap Growth Equity.........      9/14/93      1/18/96       61.12       21.19        23.97         23.35
Micro-Cap Equity................       5/1/98       5/1/98      101.17         N/A          N/A         92.90
Global Science & Technology.....      5/15/00      5/15/00         N/A         N/A          N/A         77.48*
European Equity.................      5/23/00      5/23/00         N/A         N/A          N/A        -17.72**
International Equity............      4/27/92      10/3/94       -1.03        4.88         6.97          8.48
International Small Cap Equity..      9/26/97      9/26/97       89.98       39.45          N/A         39.09
Asia Pacific Equity.............      6/23/00      6/23/00         N/A         N/A          N/A        -25.67**
International Emerging Markets..      6/17/94      4/25/96        0.34      -14.11        -5.87         -7.26
Select Equity...................      9/13/93      3/27/96        6.82       11.28        18.17         16.15
Index Equity....................      4/20/92       2/7/96       11.61       14.75        19.98         16.92
Balanced........................      5/14/90      10/3/94        6.78        9.85        13.74         13.78
Low Duration Bond...............      7/17/92     11/18/96        5.01        4.54         4.77          4.94
Intermediate Government Bond....      4/20/92     10/11/96        5.26        4.36         4.85          5.26
Intermediate Bond...............      9/17/93       2/5/98        5.60        4.38         5.15          4.52
Core Bond Total Return..........      12/9/92      3/18/96        6.00        4.51         5.21          5.93
Government Income...............      10/3/94      10/3/94        6.59        4.79         5.52          6.82
Managed Income..................      11/1/89      7/15/97        5.56        4.22         5.21          7.02
GNMA............................      5/31/90      5/31/90        6.39        4.75         5.39          6.54
High Yield Bond.................     11/19/98     11/19/98        1.74         N/A          N/A          3.48
International Bond..............       7/1/91      4/19/96        5.74        5.77         7.73          8.20
Tax-Free Income.................      5/14/90      7/18/96        3.54        2.64         4.67          6.45
Pennsylvania Tax-Free Income....      12/1/92      10/3/94        4.33        3.15         4.31          4.98
New Jersey Tax-Free Income......       7/1/91       7/2/96        3.89        2.80         3.95          5.74
Ohio Tax-Free Income............      12/1/92     10/13/94        4.25        2.89         4.14          4.48
Delaware Tax-Free Income........      9/30/86      9/30/86        4.23        2.75         3.36          4.33
Kentucky Tax-Free Income........     11/30/87     11/30/87        3.40        2.48         3.23          4.76
                                                      Total Return
                                                     (Load Adjusted)
                                     ----------------------------------------------
                                                                          10 Year
                                                                          Ann. (or
                                                                           Since
                                                                            Fund
                                                                          Inception
                                                 3 Year       5 Year      Ann., if
                                      1 Year        Ann.        Ann.      shorter)
                                      ------        ----        ----      --------
Large Cap Value Equity..........         0.43         3.83       13.25         13.59
Large Cap Growth Equity.........        16.87        20.67       22.53         15.59
Mid-Cap Value Equity............         8.85        -0.22         N/A          6.98
Mid-Cap Growth Equity...........        84.88        42.39         N/A         39.60
Small Cap Value Equity..........        11.22        -2.02        9.55         11.96
Small Cap Growth Equity.........        56.62        20.39       23.81         23.35
Micro-Cap Equity................        96.67          N/A         N/A         92.33
Global Science & Technology.....          N/A          N/A         N/A         61.11*
European Equity.................          N/A          N/A         N/A        -30.55**
International Equity............        -5.51         3.81        6.66          8.48
International Small Cap Equity..        85.48        38.85         N/A         38.58
Asia Pacific Equity.............          N/A          N/A         N/A        -37.05**
International Emerging Markets..        -4.16       -15.43       -6.39         -7.26
Select Equity...................         2.32        10.33       17.97         16.15
Index Equity....................         7.11        13.86       19.78         16.92
Balanced........................         2.28         8.87       13.50         13.23
Low Duration Bond...............         0.51         3.46        4.44          4.94
Intermediate Government Bond....         0.76         3.28        4.52          5.26
Intermediate Bond...............         1.10         3.30        4.82          4.52
Core Bond Total Return..........         1.50         3.43        4.89          5.93
Government Income...............         2.09         3.71        5.20          6.82
Managed Income..................         1.06         3.13        4.89          6.41
GNMA............................         1.89         3.68        5.06          6.32
High Yield Bond.................        -2.76          N/A         N/A          1.38
International Bond..............         1.24         4.71        7.43          8.20
Tax-Free Income.................        -0.96         1.52        4.33          6.20
Pennsylvania Tax-Free Income....        -0.17         2.04        3.97          4.98
New Jersey Tax-Free Income......        -0.61         1.68        3.61          5.74
Ohio Tax-Free Income............        -0.25         1.77        3.80          4.48
Delaware Tax-Free Income........        -0.27         1.63        3.00          3.07
Kentucky Tax-Free Income........        -1.10         1.36        2.88          3.69

         * Annualized. The unannualized returns for the period May 15, 2000 through September 30, 2000 were 24.40% and 19.90%, respectively.

         **Annualized. The unannualized returns for the period June 23, 2000 through September 30, 2000 for European Equity were (5.20)% and (9.50)%, respectively and for Asia Pacific Equity (7.80%) and (11.90)%, respectively.

                                Investor C Shares
                                -----------------

                                                                   Investor C Shares
                                                                  Total Return (NAV)
                                      -----------------------------------------------------------------------------
                                                                                                          10 Year
                                                                                                          Ann. (or
                                                                                                          Since Fund
                                         Fund        Class                                                Inception
                                       Inception     Intro                                                Ann., if
                                         Date        Date        1 Year     3 Year Ann.  5 Year Ann.      shorter)
                                         ----        ----        ------     -----------  -----------      --------
Large Cap Value Equity.........         4/20/92     8/16/96        4.93           4.90         13.49         13.59
Large Cap Growth Equity........         11/1/89     1/24/97       21.21          21.41         22.68         17.14
Mid-Cap Value Equity...........        12/27/96    12/27/96       13.35           0.94           N/A          7.64
Mid-Cap Growth Equity..........        12/27/96    12/27/96       89.30          42.94           N/A         39.91
Small Cap Value Equity.........         4/13/92     10/1/96       15.79          -0.47          9.84         11.96
Small Cap Growth Equity........         9/14/93      9/6/96       61.07          21.18         23.97         23.34
Micro-Cap Equity...............          5/1/98      5/1/98      101.12            N/A           N/A         92.89
Global Science & Technology....         5/15/00     5/15/00         N/A            N/A           N/A         77.48*
European Equity................         6/23/00     6/23/00         N/A            N/A           N/A        -17.72**
International Equity...........         4/27/92     12/5/96       -1.03           4.88          6.97          8.48
International Small Cap Equity.         9/26/97     9/26/97       89.98          39.45           N/A         39.09
Asia Pacific Equity............         6/23/00     6/23/00         N/A            N/A           N/A        -25.37**
International Emerging Markets.         6/17/94     3/21/97        0.17         -14.16         -5.90         -7.29
Select Equity..................         9/13/93     9/27/96        6.77          11.26         18.16         16.14
Index Equity...................         4/20/92     8/14/96       11.61          14.75         19.98         16.92
Balanced.......................         5/14/90    12/20/96        6.78           9.85         13.74         13.78
Low Duration Bond..............         7/17/92     2/24/97        5.01           4.54          4.77          4.94
Intermediate Government Bond...         4/20/92     10/8/96        5.26           4.36          4.85          5.26
Intermediate Bond..............         9/17/93    10/16/98        5.71           4.42          5.17          4.53
Core Bond Total Return.........         12/9/92     2/28/97        6.00           4.53          5.21          5.93
Government Income..............         10/3/94     2/28/97        6.48           4.75          5.49          6.78
Managed Income.................         11/1/89    11/23/98        5.24           4.11          5.15          6.99
GNMA...........................         5/31/90     5/31/90        6.28           4.71          5.36          6.53
High Yield Bond................        11/19/98    11/19/98        1.86            N/A           N/A          3.50
International Bond.............          7/1/91     9/11/96        5.74           5.77          7.73          8.20
Tax-Free Income................         5/14/90     2/28/97        3.63           2.67          4.69          6.46
Pennsylvania Tax-Free Income...         12/1/92     8/14/98        4.32           3.24          4.36          5.02
New Jersey Tax-Free Income.....          7/1/91     12/9/98        3.89           2.80          3.95          5.74
Ohio Tax-Free Income...........         12/1/92     8/25/98        4.25           2.90          4.15          4.48
Delaware Tax-Free Income.......         9/30/86     9/30/86        4.23           2.75          3.36          4.33
Kentucky Tax-Free Income.......       1 1/30/87    11/30/87        3.61           2.55          3.27          4.78

                                                 Total Return (Load Adjusted)
                                    -----------------------------------------------------
                                                                            10 Year Ann.
                                                                              (or Since
                                                                                Fund
                                                                              Inception
                                                                                Ann.,
                                      1 Year     3 Year Ann.  5 Year Ann.    if shorter)
                                      ------     -----------  -----------    -----------
Large Cap Value Equity.........         3.93         4.90         13.49         13.59
Large Cap Growth Equity........        20.21        21.41         22.68         17.14
Mid-Cap Value Equity...........        12.35         0.94           N/A          7.64
Mid-Cap Growth Equity..........        88.30        42.94           N/A         39.91
Small Cap Value Equity.........        14.79        -0.47          9.84         11.96
Small Cap Growth Equity........        60.07        21.18         23.97         23.34
Micro-Cap Equity...............       100.12          N/A           N/A         92.89
Global Science & Technology....          N/A          N/A           N/A         73.76*
European Equity................          N/A          N/A           N/A        -20.54**
International Equity...........        -1.98         4.88          6.97          8.48
International Small Cap Equity.        88.98        39.45           N/A         39.09
Asia Pacific Equity............          N/A          N/A           N/A        -28.00**
International Emerging Markets.        -0.83       -14.16         -5.90         -7.29
Select Equity..................         5.77        11.26         18.16         16.14
Index Equity...................        10.61        14.75         19.98         16.92
Balanced.......................         5.78         9.85         13.74         13.78
Low Duration Bond..............         4.01         4.54          4.77          4.94
Intermediate Government Bond...         4.26         4.36          4.85          5.26
Intermediate Bond..............         4.71         4.42          5.17          4.53
Core Bond Total Return.........         5.00         4.53          5.21          5.93
Government Income..............         5.48         4.75          5.49          6.78
Managed Income.................         4.24         4.11          5.15          6.99
GNMA...........................         5.28         4.71          5.36          6.53
High Yield Bond................         0.86          N/A           N/A          3.50
International Bond.............         4.74         5.77          7.73          8.20
Tax-Free Income................         2.63         2.67          4.69          6.46
Pennsylvania Tax-Free Income...         3.32         3.24          4.36          5.02
New Jersey Tax-Free Income.....         2.89         2.80          3.95          5.74
Ohio Tax-Free Income...........         3.25         2.90          4.15          4.48
Delaware Tax-Free Income.......         3.23         2.75          3.36          4.33
Kentucky Tax-Free Income.......         2.61         2.55          3.27          4.78

* Annualized. The unannualized returns for the period May 15, 2000 through September 30, 2000 were 24.40% and 23.16%, respectively.
** Annualized. The unannualized returns for the period June 23, 2000 through September 30, 2000 for European Equity were (5.20)% and (6.15)%, respectively and for Asia Pacific Equity (7.70%) and (8.62)%, respectively.

                                 Service Shares
                                 --------------

                                                                                       Service Shares
                                                                                     Total Return (NAV)
                                                     -----------------------------------------------------------------------------
                                                                                                                  10 Year Ann. (or
                                                                                                                      Since Fund
                                     Fund Inception    Class Intro                                                 Inception Ann.,
                                          Date            Date          1 Year         3 Year Ann.    5 Year Ann.    if shorter)
                                     --------------    -----------      ------         -----------    -----------  ---------------
Large Cap Value Equity...........      4/20/92         7/29/93           5.91             5.91           14.49          14.22
Large Cap Growth Equity..........      11/1/89         7/28/93          22.56            22.61           23.81          17.73
Mid-Cap Value Equity.............     12/27/96        12/27/96          14.45             1.86             N/A           8.54
Mid-Cap Growth Equity............     12/27/96        12/27/96          91.13            44.29             N/A          41.14
Small Cap Value Equity...........      4/13/92         7/29/93          16.80             0.42           10.82          12.66
Small Cap Growth Equity..........      9/14/93         9/15/93          62.51            22.15           25.04          24.15
Micro-Cap Equity.................       5/1/98          5/1/98         102.98              N/A             N/A          94.47
Global Science & Technology......      5/15/00         5/15/00            N/A              N/A             N/A          78.99*
European Equity..................      6/23/00         6/23/00            N/A              N/A             N/A         -17.40**
International Equity.............      4/27/92         7/29/93          -0.15             5.84            7.90           9.16
International Small Cap Equity...      9/26/97         9/26/97          91.56            40.78             N/A          40.41
Asia Pacific Equity..............      6/23/00         6/23/00            N/A              N/A             N/A         -25.96**
International Emerging Markets...      6/17/94         6/17/94           1.53           -13.28           -5.09          -6.60
Select Equity....................      9/13/93         9/15/93           7.81            12.31           19.18          16.90
Index Equity.....................      4/20/92         7/29/93          12.66            15.79           20.95          17.53
Balanced.........................      5/14/90         7/29/93           7.78            10.87           14.77          14.39
Low Duration Bond................      7/17/92         1/12/96           5.98             5.50            5.54           5.41
Intermediate Government Bond.....      4/20/92         7/29/93           6.23             5.32            5.64           5.74
Intermediate Bond................      9/17/93         9/23/93           6.57             5.23            5.70           4.93
Core Bond Total Return...........      12/9/92         1/12/96           6.98             5.49            6.11           6.51
Government Income***.............      10/3/94             N/A            N/A              N/A             N/A           N/A
Managed Income...................      11/1/89         7/29/93           6.52             5.17            5.88           7.40
GNMA.............................      5/31/90         5/31/90           7.36             5.71            6.35           7.52
High Yield Bond..................     11/19/98        11/19/98           2.80              N/A             N/A           4.42
International Bond...............       7/1/91          7/1/91           6.72             6.74            8.63           8.69
Tax-Free Income..................      5/14/90         7/29/93           4.49             3.59            5.51           6.93
Pennsylvania Tax-Free Income.....      12/1/92         7/29/93           5.09             3.98            5.19           5.65
New Jersey Tax-Free Income ......       7/1/91          7/1/91           4.84             3.74            4.79           6.19
Ohio Tax-Free Income.............      12/1/92         7/29/93           5.20             3.84            5.09           5.15
Delaware Tax-Free Income.........      9/30/86         9/30/86           5.19             3.70            4.31           5.29
Kentucky  Tax-Free Income........     11/30/87        11/30/87           4.35             3.42            4.18          5.73

* Annualized. The unannualized returns for the period May 15, 2000 through September 30, 2000 was 24.80%.
** Annualized. The unannualized returns for the period June 23, 2000 through September 30, 2000 for European Equity and Asia Pacific Equity were (5.10)% and (7.90)%, respectively.
*** There were no Service Shares outstanding as of September 30, 2000.

                              Institutional Shares
                              --------------------

                                                                                Institutional Shares
                                                                                 Total Return (NAV)
                                                   --------------------------------------------------------------------------------
                                                                                                                   10 Year Ann. (or
                                                                                                                       Since Fund
                                  Fund Inception     Class Intro                                                    Inception Ann.,
                                       Date             Date          1 Year         3 Year Ann.       5 Year Ann.   if shorter)
                                       ----             ----          ------         -----------       -----------   -----------
Large Cap Value Equity..........    4/20/92          4/20/92           6.24             6.21             14.82            14.49
Large Cap Growth Equity.........    11/1/89          11/1/89          22.90            22.99             24.17            17.96
Mid-Cap Value Equity............   12/27/96         12/27/96          14.70             2.16               N/A             8.87
Mid-Cap Growth Equity...........   12/27/96         12/27/96          91.64            44.70               N/A            41.55
Small Cap Value Equity..........    4/13/92          4/13/92          17.15             0.75             11.16            12.93
Small Cap Growth Equity.........    9/14/93          9/14/93          63.03            22.64             25.54            24.59
Micro-Cap Equity................     5/1/98           5/1/98         103.63              N/A               N/A            95.02
Global Science & Technology.....    5/15/00          5/15/00            N/A              N/A               N/A            79.36*
European Equity.................    6/23/00          6/23/00            N/A              N/A               N/A           -16.77**
International Equity............    4/27/92          4/27/92           0.12             6.18              8.24             9.43
International Small Cap Equity..    9/26/97          9/26/97          92.02            41.15               N/A            40.78
Asia Pacific Equity.............    6/23/00          6/23/00            N/A              N/A               N/A           -24.78**
International Emerging Markets..    6/17/94          6/17/94           1.82           -13.06             -4.81            -6.33
Select Equity...................    9/13/93          9/13/93           8.14            12.63             19.53            17.22
Index Equity....................    4/20/92          4/20/92          13.10            16.20             21.35            17.84
Balanced........................    5/14/90           5/1/92           8.10            11.21             15.11            14.63
Low Duration Bond...............    7/17/92          7/17/92           6.29             5.82              5.84             5.60
Intermediate Government Bond....    4/20/92          4/20/92           6.54             5.64              5.96             5.99
Intermediate Bond...............    9/17/93          9/17/93           6.89             5.55              6.02             5.24
Core Bond Total Return..........    12/9/92          12/9/92           7.29             5.80              6.39             6.69
Government Income***............    10/3/94              N/A            N/A              N/A               N/A             N/A
Managed Income..................    11/1/89          11/1/89           6.84             5.49              6.19             7.62
GNMA............................    5/31/90          5/31/90           7.69             6.03              6.68             7.84
High Yield Bond.................   11/19/98         11/19/98           3.11              N/A               N/A             4.84
International Bond..............     7/1/91          6/10/96           7.04             7.06              8.91             8.84
Tax-Free Income.................    5/14/90          1/21/93           4.80             3.90              5.82             7.15
Pennsylvania Tax-Free Income....    12/1/92          12/1/92           5.50             4.33              5.53             5.91
New Jersey Tax-Free Income .....     7/1/91           5/4/98           5.15             3.99              4.94             6.27
Ohio Tax-Free Income............    12/1/92          12/1/92           5.52             4.15              5.40             5.42
Delaware Tax-Free Income........    9/30/86          9/30/86           5.50             4.00              4.62             5.60
Kentucky Tax-Free Income........   11/30/87         11/30/87           4.66             3.74              4.49             6.04

* Annualized. The unannualized return for the period May 15, 2000 through September 30, 2000 was 24.90%.
** Annualized. The unannualized returns for the period June 23, 2000 through September 30, 2000 for European Equity and Asia Pacific Equity were (4.90)% and (7.50)%, respectively.
*** There were no Institutional Shares outstanding as of September 30, 2000.

                                BlackRock Shares
                                ----------------

                                                                                BlackRock Shares
                                                                               Total Return (NAV)
                                                        ---------------------------------------------------------------------------
                                                                                                                   10 Year Ann. (or
                                                                                                                      Since Fund
                                    Fund Inception      Class Intro                                                Inception Ann.,
                                         Date              Date       1 Year       3 Year Ann.       5 Year Ann.     if shorter)
                                         ----              ----       ------       -----------       -----------     -----------
Low Duration Bond................       7/17/92            6/3/97        6.35           5.94              5.94             5.65
Intermediate Bond................       9/17/93            5/1/98        7.05           5.67              6.09             5.29
Core Bond Total Return...........       12/9/92            5/1/97        7.45           5.96              6.50             6.76
High Yield Bond..................      11/19/98          11/19/98        3.26            N/A               N/A             4.89

         *Notes
         ------

                  Performance information presented for Investor A, Investor B, Investor C and Service Shares of a Portfolio prior to their introduction dates does not reflect shareholder servicing and processing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Performance information presented assumes the reinvestment of dividends and distributions. Performance information presented for Investor A, Investor B, Investor C and Service Shares of a Portfolio prior to their introduction as indicated in the table above is based upon historical expenses of the predecessor class or classes which do not reflect the actual expenses that an investor would incur as a holder of shares of these classes of the Portfolios. The ongoing fees and expenses borne by Investor B Shares and Investor C Shares are greater than those borne by Investor A Shares; the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B and Investor C Shares are greater than those borne by the Portfolio's Service Shares; the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B, Investor C and Service Shares are greater than those borne by the Portfolio's Institutional Shares; and the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B, Investor C, Service and Institutional Shares are greater than those borne by the Portfolio's BlackRock Shares. Performance information presented for Institutional Shares of the Balanced, Tax-Free Income, New Jersey Tax-Free Income and International Bond Portfolios prior to their introduction dates is based upon historical expenses of predecessor classes which are higher than the actual expenses that an investor would incur as a holder of Institutional Shares of the above-mentioned Portfolios. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.

                  For each of the Delaware Tax-Free Income Portfolio, the Kentucky Tax-Free Income Portfolio and the GNMA Portfolio, performance presented in the tables above and in each table that follows is based upon the performance of the respective predecessor fund, adjusted for each class to reflect historical expenses (absent waivers and reimbursements).

                  The original class or classes of shares of each Portfolio were as follows: Balanced - Investor A Shares; Index Equity - Institutional Shares; Select Equity - Institutional Shares; Large Cap Growth Equity - Institutional Shares; Large Cap Value Equity - Institutional Shares; Small Cap Value Equity - Institutional Shares; Small Cap Growth Equity - Institutional Shares; International Equity - Institutional Shares; International Emerging Markets - Investor A, Institutional and Service Shares; Low Duration Bond - Institutional Shares; Intermediate Government Bond - Institutional Shares; Intermediate Bond - Institutional Shares; Core Bond Total Return - Institutional Shares; Managed Income - Institutional Shares; Tax-Free Income - Investor A Shares; New Jersey Tax-Free Income - Service Shares; Pennsylvania Tax-Free Income
                  - Investor A and Institutional Shares; Ohio Tax-Free Income - Investor A and Institutional Shares; Government Income - Investor A Shares; International Bond - Service Shares; Mid-Cap Growth Equity - Investor A, Investor B, Investor C, Institutional and Service Shares; Mid-Cap Value Equity - Investor A, Investor B, Investor C, Institutional and Service Shares; and International Small Cap Equity - Investor A, Investor B, Investor C, Institutional and Service Shares.

                  The performance quoted, except with respect to performance shown for the GNMA Portfolio, the Delaware Tax-Free Income Portfolio and the Kentucky Tax-Free Income Portfolio, reflects fee waivers that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios' returns would have been lower if there were not such waivers.

         Each class of the Non-Money Market Portfolios may also from time to time include in advertisements, sales literature, communications to shareholders and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of each class of a Non-Money Market Portfolio's shares with other performance measures. For example, in comparing the total return of a Non-Money Market Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment

Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, EAFE, the Dow Jones Industrial Average or the Shearson Lehman Hutton Government Corporate Bond Index, as appropriate, a Non-Money Market Portfolio may calculate the aggregate total return for its shares of a certain class for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in such Non-Money Market Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Non-Money Market Portfolio may not, for these purposes, deduct from the initial value invested or the ending value any amount representing front-end and deferred sales charges charged to purchasers of Investor A, Investor B or Investor C Shares. The Investor A, Investor B and Investor C classes of the Portfolio will, however, disclose, if appropriate, the maximum applicable sales charges and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

         In addition to average annual total returns, a Non-Money Market Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking sales charges into account. Excluding the sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

         Performance information for each class of the Equity and Bond Portfolios' shares may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in shares of an Equity or Bond Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to a class of shares are reinvested in shares of the same class, and also reflect the maximum sales load charged by the Portfolio with respect to a class of shares. When, however, a Portfolio compares the total return of a share class to that of other funds or relevant indices, total return may also be computed without reflecting the sales load.

         The yield of a class of shares of each of the Bond Portfolios is computed by dividing the Portfolio's net income per share allocated to that class during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. Each Tax-Free Portfolio's "tax-equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to a Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated above) by the amount necessary to reflect the payment of Federal and/or state income tax at a stated tax rate. The yield of a class of shares of the Balanced Portfolio is computed by dividing the net income allocated to that class during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

         The performance of a class of a Portfolio's shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of each of the Bond Portfolio's shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman GMNA Index, the T-Bill Index, the "stocks, bonds and inflation index" published annually by Ibbotson Associates and the Lehman Government Corporate Bond Index. The performance of a class of each of the Equity Portfolio's shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and to the performance of the Dow Jones Industrial Average, the "stocks bonds and inflation Index" published annually by Ibbotson Associates, the Lipper International Fund Index, the Lipper Small Cap International Fund Index, the Lehman Corporate Bond Index and the Financial Times World Stock Index. Performance information may also include evaluations of the Portfolios and their share classes published by nationally recognized ranking services, and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

         In addition to providing performance information that demonstrates the actual yield or return of a class of shares of particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend investment plan or the impact on tax-deferring investing.

         Performance quotations for shares of a Portfolio represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for shares of a Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with investments in shares will not be included in the Portfolio performance calculations.

         Non-Money Market Portfolio Yield. The Balanced, Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Delaware Tax-Free Income, Kentucky Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, Core Bond Total Return, High Yield Bond and GNMA Portfolios may advertise the yields on their Service, Investor A, Investor B, Investor C, Institutional and BlackRock Shares. Under the rules of the SEC, each such Portfolio advertising the respective yields for its Service, Investor A, Investor B, Investor C, Institutional and BlackRock Shares must calculate yield using the following formula:

                                     a - b    /6/
                         YIELD = [(2 ----- + 1) - 1]
                                      cd

 Where:       a =    dividends and interest earned during  the period.
              b =    expenses accrued for the period (net of reimbursements).
              c =    the average daily number of shares outstanding during the
                     period that were entitled to receive dividends.
              d =    the maximum offering price per share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by the Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. However, interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. In the case of Investor A Shares of a Non-Money Market Portfolio, a Portfolio's maximum offering price per share for purposes of the formula includes the maximum front-end sales charge imposed by the Portfolio -- currently as much as 5.00% of the per share offering price.

         Each of the Tax-Free Income, Ohio Tax-Free Income, New Jersey Tax-Free Income, Pennsylvania Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios may advertise the tax-equivalent yield for shares of a specified class. Under the rules of the SEC, a Portfolio advertising its tax-equivalent yield must calculate such tax-equivalent yield by dividing that portion of the yield of the Portfolio which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt.

         The annualized yield information for the 30-day period ended September 30, 2000 for the Portfolios referenced below was as follows:

                                                            After Waivers                    Before Waivers
                                                            -------------                    --------------
                                                               Tax-Equivalent Yield                Tax-Equivalent
                                                                (assumes a Federal                Yield (assumes a
                                                                income tax rate of                 Federal income
                   Portfolio                         Yield             28%)             Yield     tax rate of 28%)
                   ---------                         -----             ----             -----     ----------------
Low Duration Bond
    Institutional Shares                              5.97%            --%               5.67%          --  %
    Service Shares                                    5.67             --                5.37           --
    Investor A Shares                                 5.32             --                5.02           --
    Investor B Shares                                 4.76             --                4.46           --
    Investor C Shares                                 4.74             --                4.44           --
    BlackRock Shares                                  6.12             --                5.82           --
Intermediate Government Bond                                           --
    Institutional Shares                              6.50             --                6.27           --
    Service Shares                                    6.20             --                5.97           --
    Investor A Shares                                 5.87             --                5.64           --
    Investor B Shares                                 5.05             --                4.82           --
    Investor C Shares                                 5.78             --                5.55           --
Intermediate Bond
    Institutional Shares                              6.72             --                6.48           --

                                                            After Waivers                    Before Waivers
                                                            -------------                    --------------
                                                               Tax-Equivalent Yield                Tax-Equivalent
                                                                (assumes a Federal                Yield (assumes a
                                                                income tax rate of                 Federal income
                   Portfolio                         Yield             28%)             Yield     tax rate of 28%)
                   ---------                         -----             ----             -----     ----------------
    Service Shares                                    6.42             --                6.18           --
    Investor A Shares                                 5.93             --                5.69           --
    Investor B Shares                                 5.49             --                5.25           --
    Investor C Shares                                 5.72             --                5.48           --
    BlackRock Shares                                  6.87             --                6.63           --
Core Bond Total Return
    Institutional Shares                              6.54             --                6.27           --
    Service Shares                                    6.23             --                5.96           --
    Investor A Shares                                 6.72             --                6.45           --
    Investor B Shares                                 5.31             --                5.04           --
    Investor C Shares                                 5.38             --                5.11           --
    BlackRock Shares                                  6.69             --                6.42           --
Government Income
    Investor A Shares                                 5.34             --                5.02           --
    Investor B Shares                                 4.82             --                4.50           --
    Investor C Shares                                 4.81             --                4.49           --
GNMA
    Institutional Shares                              6.65             --                6.23           --
    Service Shares                                    6.35             --                5.93           --
    Investor A Shares                                 5.92             --                5.50           --
    Investor B Shares                                 5.47             --                5.05           --
    Investor C Shares                                 5.41             --                4.99           --
Managed Income
    Institutional Shares                              6.37             --                6.24           --
    Service Shares                                    6.06             --                5.93           --
    Investor A Shares                                 5.60             --                5.47           --
    Investor B Shares                                 5.14             --                5.01           --
    Investor C Shares                                 6.83             --                6.70           --
High Yield Bond
    Institutional Shares                             12.86             --               12.70           --
    Service Shares                                   12.54             --               12.38           --
    Investor A Shares                                11.91             --               11.75           --
    Investor B Shares                                11.61             --               11.45           --
    Investor C Shares                                11.76             --               11.60           --
    BlackRock Shares                                 10.39             --               10.23           --
Tax-Free Income
    Institutional Shares                              5.35              7.43             5.08            7.06
    Service Shares                                    5.04              7.00             4.77            6.63
    Investor A Shares                                 4.64              6.44             4.37            6.07
    Investor B Shares                                 4.10              5.69             3.83            5.32
    Investor C Shares                                 4.11              5.71             3.84            5.33
Pennsylvania Tax-Free Income
    Institutional Shares                              5.14              7.14             4.93            6.85
    Service Shares                                    4.83              6.71             4.62            6.42
    Investor A Shares                                 4.46              6.19             4.25            5.90
    Investor B Shares                                 3.89              5.40             3.68            5.11
    Investor C Shares                                 3.74              5.19             3.53            4.90
New Jersey Tax-Free Income
    Institutional Shares                              5.00              6.94             4.74            6.58

                                                            After Waivers                    Before Waivers
                                                            -------------                    --------------
                                                               Tax-Equivalent Yield                Tax-Equivalent
                                                                (assumes a Federal                Yield (assumes a
                                                                income tax rate of                 Federal income
                   Portfolio                         Yield             28%)             Yield     tax rate of 28%)
                   ---------                         -----             ----             -----     ----------------
    Service Shares                                    4.70              6.53             4.44            6.17
    Investor A Shares                                 4.32              6.00             4.06            5.64
    Investor B Shares                                 3.77              5.24             3.51            4.88
Ohio Tax-Free Income
    Institutional Shares                              4.98              6.92             4.67            6.49
    Service Shares                                    4.66              6.47             4.35            6.04
    Investor A Shares                                 4.34              6.03             4.03            5.60
    Investor B Shares                                 3.78              5.25             3.47            4.82
    Investor C Shares                                 3.75              5.21             3.44            4.78
Kentucky Tax-Free Income
    Institutional Shares                              4.88              6.78             4.72            6.56
    Service Shares                                    4.58              6.36             4.42            6.14
    Investor A Shares                                 4.16              5.78             4.00            5.56
    Investor B Shares                                 3.65              5.07             3.49            4.85
    Investor C Shares                                 3.67              5.10             3.51            4.88
Delaware Tax-Free Income
    Institutional Shares                              4.82              6.69             4.52            6.28
    Service Shares                                    3.41              4.74             3.11            4.32
    Investor A Shares                                 4.16              5.78             3.86            5.36
    Investor B Shares                                 3.58              4.97             3.28            4.56
    Investor C Shares                                 3.58              4.97             3.28            4.56

         Other Information Regarding Investment Returns. In addition to providing performance information that demonstrates the total return or yield of shares of a particular class of a Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-free investing. The Fund may demonstrate, using certain specified hypothetical data, the compounding effect of dividend reinvestment on investments in a Non-Money Market Portfolio.

         The Money and Non-Money Market Municipal Portfolios may illustrate in advertising, sales literature, communications to shareholders and other materials the benefits of tax-free investing. For example, Table 1 shows taxpayers how to translate Federal tax savings from investments the income on which is not subject to Federal income tax into an equivalent yield from a taxable investment. Similarly, Tables 2, 3, 4, 5, 6, 7 and 8 show Pennsylvania, Ohio, North Carolina, Virginia, New Jersey, Delaware and Kentucky shareholders the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios, the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios, the North Carolina Municipal Money Market Portfolio, the Virginia Municipal Money Market Portfolio, and the New Jersey Municipal Money Market and New Jersey Tax-Free Income Portfolios, the Delaware Tax-Free Income Portfolio and the Kentucky Tax-Free Income Portfolio, respectively. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Money and Non-Money Market Municipal Portfolios, which may be higher or lower than the yields shown. The following information regarding tax rates and tax-exempt yields is as of January 1, 2001.

TABLE 1 - Federal Only

              1999 Taxable Income Bracket           Federal                                 TAX-EXEMPT YIELD
      --------------------------------------        Marginal     -------------------------------------------------------------------
      Single Return             Joint Return        Tax Rate*    3.0%       3.5%      4.0%        4.5%     5.0%      5.5%      6.0%
      -------------             ------------        ---------    ----       ----      ----        ----     ----      ----      ----
  $       0 - $  25,750     $        0 - $ 43,050     15.0%    3.529%    4.118%    4.706%      5.294%    5.882%    6.471%     7.059%
  $  25,751 - $  62,450     $   43,051 - $104,050     28.0%    4.167%    4.861%    5.556%      6.250%    6.944%    7.639%     8.333%
  $   62,451 - $130,250     $   104,051- $158,550     31.0%    4.348%    5.072%    5.797%      6.522%    7.246%    7.971%     8.696%
  $   130,251- $283,150     $   158,551- $283,150     36.0%    4.688%    5.469%    6.250%      7.031%    7.812%    8.594%     9.375%
          Over $283,150             Over $283,150     39.6%    4.967%    5.795%    6.623%      7.450%    8.278%    9.106%     9.934%


*Rates do not include the phase out of personal exemptions or itemized deductions. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1999, taxpayers with adjusted gross income in excess of a threshold amount of approximately $126,600 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $126,600 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,750 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1999 is estimated to be from $126,600 to $249,100 and for married taxpayers filing a joint return from $189,950 to $312,450. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1999.

TABLE 1 - Federal Only

            2001 Taxable Income Bracket            Federal                             TAX-EXEMPT YIELD
     --------------------------------------        Marginal   ------------------------------------------------------------------
     Single Return             Joint Return       Tax Rate*   3.0%      3.5%      4.0%       4.5%      5.0%       5.5%      6.0%
     -------------             ------------       ---------   ----      ----      ----       ----      ----       ----      ----
 $       0 - $  26,250     $        0 - $ 43,850    15.0%     3.529%   4.118%    4.706%     5.294%     5.882%    6.471%     7.059%
 $  26,251 - $  63,550     $   43,851 - $105,950    28.0%     4.167%   4.861%    5.556%     6.250%     6.944%    7.639%     8.333%
 $   63,551 - $132,600     $   105,951- $161,450    31.0%     4.348%   5.072%    5.797%     6.522%     7.246%    7.971%     8.696%
 $   132,601- $288,350     $   161,451- $288,350    36.0%     4.688%   5.469%    6.250%     7.031%     7.812%    8.594%     9.375%
         Over $288,350             Over $288,350    39.6%     4.967%   5.795%    6.623%     7.450%     8.278%    9.106%     9.934%

*Rates do not include the phase out of personal exemptions or itemized deductions. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 2001, taxpayers with adjusted gross income in excess of a threshold amount of approximately $132,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $132,950 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,900 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 2001 is estimated to be from $132,950 to $255,450 and for married taxpayers filing a joint return from $199,450 to $321,950. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2001.

TABLE 2 - Federal and Pennsylvania

                                                         Approx.
                                                        Combined
                                                         Federal
                                                         and PA
2001 Taxable Income Bracket*                             Marginal                             TAX-EXEMPT YIELD
------------------------------------------------------------------------------------------------------------------------------------
       Single Return               Joint Return          Tax Rate*   3.0%      3.5%     4.0%      4.5%     5.0%      5.5%      6.0%
------------------------------------------------------------------------------------------------------------------------------------
   $          0 - $27,050     $            0 - 45,200    17.8%      3.650%    4.258%   4.866%    5.474%   6.083%    6.691%    7.299%
   $     27,051 - $65,550     $     45,201 - $109,250    30.8%      4.335%    5.058%   5.780%    6.503%   7.225%    7.948%    8.671%
   $    65,551 - $136,750     $   $109,251 - $166,500    33.8%      4.530%    5.287%   6.042%    6.798%   7.553%    8.308%    9.063%
   $   136,751 - $297,350     $    166,501 - $297,350    38.8%      4.823%    5.627%   6.431%    7.235%   8.039%    8.842%    9.646%
            Over $297,350               Over $297,350    42.4%      5.208%    6.076%   6.944%    7.813%   8.681%    9.549%   10.417%

*The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 2001, taxpayers with adjusted gross income in excess of a threshold amount of approximately $132,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $132,950 (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 2001 is estimated to be from $132,950 to $255,450 and for married taxpayers filing a joint return from $199,450 to $321,950. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2001.

TABLE 3 - Federal and Ohio


                                  STATE OF OHIO

                                  2001 TAX YEAR


                                                                                      TAX EXEMPT YIELD
                                                           -------------------------------------------------------------------------
                                                             3        3.5        4          4.5          5           5.5         6
        2001        FEDERAL          OHIO                  -------------------------------------------------------------------------
   TAXABLE INCOME   MARGINAL       MARGINAL    COMBINED                            TAXABLE EQUIVALENT YIELD
       RACKETS*     TAX RATE      TAX RATE*     RATE                                    SINGLE RETURN
------------------------------------------------------------------------------------------------------------------------------------
      $0 - 27,050      15%       4.457%        18.79%      3.69%     4.31%     4.93%       5.54%       6.16%        6.77%      7.39%
   27,051- 40,000      28%       4.457%        31.21%      4.36%     5.09%     5.81%       6.54%       7.27%        8.00%      8.72%
   40,001- 65,550      28%       5.201%        31.74%      4.40%     5.13%     5.86%       6.59%       7.33%        8.06%      8.79%
   65,551- 80,000      31%       5.201%        34.59%      4.59%     5.35%     6.12%       6.88%       7.64%        8.41%      9.17%
   80,001-100,000      31%       5.943%        35.10%      4.62%     5.39%     6.16%       6.93%       7.70%        8.47%      9.25%
  100,001-136,750      31%       6.900%        35.76%      4.67%     5.45%     6.23%       7.01%       7.78%        8.56%      9.34%
  136,751-200,000      36%       6.900%        40.42%      5.03%     5.87%     6.71%       7.55%       8.39%        9.23%     10.07%
  200,001-297,350      36%       7.500%        40.80%      5.07%     5.91%     6.76%       7.60%       8.45%        9.29%     10.14%
     OVER 297,350      39.6%     7.500%        44.13%      5.37%     6.26%     7.16%       8.05%       8.95%        9.84%     10.74%

       2001             FEDERAL         OHIO
  TAXABLE INCOME        MARGINAL      MARGINAL     COMBINED                          TAXABLE EQUIVALENT YIELD
     BRACKETS*          TAX RATE      TAX RATE*      RATE                                 JOINT RETURN
-----------------------------------------------------------------------------------------------------------------------------------
$     0  -  40,000          15%        4.457%       18.79%      3.69%    4.31%     4.93%     5.54%     6.16%      6.77%       7.39%
  40,001 -  45,200          15%        5.201%       19.42%      3.72%    4.34%     4.96%     5.58%     6.20%      6.82%       7.45%
  45,201 -  80,000          28%        5.201%       31.74%      4.40%    5.13%     5.86%     6.59%     7.33%      8.06%       8.79%
  80,001 - 100,000          28%        5.943%       32.38%      4.43%    5.17%     5.91%     6.64%     7.38%      8.12%       8.86%
 100,001 - 109,250          28%        6.900%       32.97%      4.48%    5.22%     5.97%     6.71%     7.46%      8.21%       8.95%
 109,251 - 166,500          31%        6.900%       35.76%      4.67%    5.45%     6.23%     7.01%     7.78%      8.56%       9.34%
 166,501 - 200,000          36%        6.900%       40.42%      5.03%    5.87%     6.71%     7.55%     8.39%      9.23%      10.07%
 200,001 - 297,350          36%        7.500%       40.80%      5.07%    5.91%     6.76%     7.60%     8.45%      9.29%      10.14%
      OVER 297,350        39.6%        7.500%       44.13%      5.37%    6.26%     7.16%     8.05%     8.95%      9.84%      10.74%

*The income brackets applicable to Ohio do not correspond to the Federal taxable income brackets. In addition, Ohio taxable income will likely be different than Federal taxable income because it is computed by reference to Federal adjusted gross income with specifically-defined Ohio modifications and exemptions, and does not consider many of the deductions allowed from Federal adjusted gross income in computing Federal taxable income. No other state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. In 2000, due to the state having surplus revenue, a 6.929% across the board reduction in the Ohio income tax rates for 2000 only was effected pursuant to Ohio Revised Code sections 131.44 and 5747.02. It is not yet known whether a reduction in the Ohio income tax rates will occur in 2001. A reduction in Ohio income tax rates, such as the 2000 reduction, has the effect of reducing the after-tax advantage of Ohio tax-exempt securities relative to taxable securities. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 2001, taxpayers with adjusted gross income in excess of a threshold amount of approximately $132,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $132,950 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,900 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 2001 is estimated to be from $132,950 to $255,450 and for married taxpayers filing a joint return from $199,450 to $321,950. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2001.

TABLE 4 - Federal and North Carolina



                                                                Combined
                                                              Federal and
                                                       North     North
       2001 Taxable Income Bracket          Federal  Carolina  Carolina                    Tax-Exempt Yield
-----------------------------------------  Marginal  Marginal  Marginal   ----------------------------------------------------------
  Single Return           Joint Return     Tax Rate  Tax Rate  Tax Rate*   3.0%     3.5%     4.0%     4.5%     5.0%    5.5%    6.0%
------------------------------------------------------------------------------------------------------------------------------------
$      0 -   12,750   $      0 -   21,250   15.0%     6.00%    20.100%   3.755%   4.380%   5.006%   5.632%   6.258%  6.884%   7.509%
  12,751 -   27,050     21,251 -   45,200   15.0%     7.00%    20.950%   3.795%   4.428%   5.060%   5.693%   6.325%  6.958%   7.590%
  27,051 -   60,000     42,201 -  100,000   28.0%     7.00%    33.040%   4.480%   5.227%   5.974%   6.720%   7.467%  8.214%   8.961%
  60,001 -   65,550   100,001 -   109,250   28.0%     7.75%    33.580%   4.517%   5.269%   6.022%   6.775%   7.528%  8.281%   9.033%
  65,551 -  136,750   109,251 -   166,450   31.0%     7.75%    36.348%   4.713%   5.499%   6.284%   7.070%   7.855%  8.641%   9.426%
 136,751 -  297,300    166,451 -  297,300   36.0%     7.75%    40.960%   5.081%   5.928%   6.775%   7.622%   8.469%  9.316%  10.163%
       Over 297,300          Over 297,300   39.6%     7.75%    44.281%   5.384%   6.282%   7.179%   8.076%   8.974%  9.871%  10.768%

*The taxable income brackets applicable to North Carolina do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and North Carolina marginal tax rate changes. When applying these brackets, Federal taxable income may be different than North Carolina taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 2001, taxpayers with adjusted gross income in excess of the projected threshold amount of $132,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold amount, or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is reduced or eliminated at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income which exceeds the following projected threshold amounts for 2001: $132,950 for single returns and $199,450 for joint returns. The Federal tax brackets and the threshold amounts for reducing itemized deductions and personal exemptions will be further adjusted for inflation for each year after 2001.

TABLE 5 - Federal and Virginia

                                                              Combined
                                                             Federal and
      2000 Taxable Income Bracket        Federal   Virginia   Virginia                            Tax-Exempt Yield
--------------------------------------   Marginal  Marginal   Marginal   -----------------------------------------------------------
  Single Return        Joint Return      Tax Rate  Tax Rate   Tax Rate*  3.0%     3.5%     4.0%     4.5%    5.0%     5.5%   6.0%
------------------------------------------------------------------------------------------------------------------------------------
$      0 - 26,250    $       0 - 43,850  15.0%     5.75%     19.888%    3.745%   4.369%   4.993%   5.617%   6.241%  6.865%   7.489%
  26,261 - 63,650       43,851 -105,950  28.0%     5.75%     32.140%    4.421%   5.158%   5.894%   6.631%   7.368%  8.105%   8.842%
  63,651 -132,600      105,951 -161,450  31.0%     5.75%     34.968%    4.613%   5.382%   6.151%   6.920%   7.688%  8.457%   9.226%
 132,601 -288,350      161,451 -288,350  36.0%     5.75%     39.680%    4.973%   5.802%   6.631%   7.460%   8.289%  9.118%   9.947%
     OVER 288,350          Over 288,350  39.6%     5.75%     43.073%    5.270%   6.148%   7.027%   7.905%   8.783%  9.661%  10.540%

*The taxable income brackets applicable to Virginia do not correspond to the Federal taxable income brackets. Because Virginia imposes a maximum tax rate of 5.75% on taxable income over $17,000, the taxable income brackets presented in this table represent the breakpoints only for the Federal marginal tax rate changes. When applying these brackets, Federal taxable income may be different than Virginia taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 2000, taxpayers with adjusted gross income in excess of a threshold amount of approximately $128,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $128,950 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,700 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 2000 is estimated to be from $128,950 to $251,450 and for married taxpayers filing a joint return from $193,400 to $315,900. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2000.

TABLE 6 - Federal and New Jersey

                                            Approximate
                     Federal      NJ      Combined Federal
     1999 Taxable    Marginal  Marginal       and NJ
   Income Bracket*   Tax Rate  Tax Rate  Marginal Tax Rate
------------------------------------------------------------

    Single Return
-------------------
  $      0 - 20,000    15.0%     1.400%     16.190%
    20,001 - 25,750    15.0%     1.750%     16.488%
    25,751 - 35,000    28.0%     1.750%     29.260%
    35,001 - 40,000    28.0%     3.500%     30.520%
    40,001 - 62,450    28.0%     5.525%     31.978%
    62,451 - 75,000    31.0%     5.525%     34.812%
    75,001 -130,250    31.0%     6.370%     35.395%
   130,251 -283,150    36.0%     6.370%     40.077%
       OVER 283,150    39.6%     6.370%     43.448%

     Joint Return
-------------------
 $      0 -  20,000    15.0%     1.400%     16.190%
   20,001 -  43,050    15.0%     1.750%     16.488%
   43,051 -  50,000    28.0%     1.750%     29.260%
   50,001 -  70,000    28.0%     2.450%     29.764%
   70,001 -  80,000    28.0%     3.500%     30.520%
   80,001 - 104,050    28.0%     5.525%     31.978%
  104,051 - 150,000*   31.0%     5.525%     34.812%
  150,001 - 158,550    31.0%     6.370%     35.395%
  158,551 - 283,150    36.0%     6.370%     40.077%
       OVER 288,150    39.6%     6.370%     43.448%

                                                       Tax-Exempt Yield
    1999 Taxable       ----------------------------------------------------------------------------------------
   Income Bracket*      3.0%      3.5%     4.0%       4.5%     5.0%     5.5%      6.0%    6.5%       7.0%
---------------------------------------------------------------------------------------------------------------
    Single Return                                     Taxable Yield - Single Return
-------------------  ------------------------------------------------------------------------------------------
  $      0 - 20,000    3.580%    4.176%    4.773%    5.369%   5.966%   6.563%     7.159%      7.756%     8.352%
    20,001 - 25,750    3.592%    4.191%    4.790%    5.388%   5.987%   6.586%     7.185%      7.783%     8.382%
    25,751 - 35,000    4.241%    4.948%    5.655%    6.361%   7.068%   7.775%     8.482%      9.189%     9.895%
    35,001 - 40,000    4.318%    5.037%    5.757%    6.477%   7.196%   7.916%     8.636%      9.355%    10.075%
    40,001 - 62,450    4.410%    5.145%    5.881%    6.616%   7.351%   8.086%     8.821%      9.556%    10.291%
    62,451 - 75,000    4.602%    5.369%    6.136%    6.903%   7.670%   8.437%     9.204%      9.971%    10.738%
    75,001 -130,250    4.644%    5.418%    6.192%    6.965%   7.739%   8.513%     9.287%     10.061%    10.835%
   130,251 -283,150    5.006%    5.841%    6.675%    7.510%   8.344%   9.178%    10.013%     10.847%    11.682%
       OVER 283,150    5.305%    6.189%    7.073%    7.957%   8.841%   9.726%    10.610%     11.494%    12.378%

     Joint Return                                  Taxable Yield - Joint Return
-------------------  ------------------------------------------------------------------------------------------

 $      0 -  20,000    3.580%    4.176%    4.773%    5.369%   5.966%   6.563%     7.159%      7.756%     8.352%
   20,001 -  43,050    3.592%    4.191%    4.790%    5.388%   5.987%   6.586%     7.185%      7.783%     8.382%
   43,051 -  50,000    4.241%    4.948%    5.655%    6.361%   7.068%   7.775%     8.482%      9.189%     9.895%
   50,001 -  70,000    4.271%    4.983%    5.695%    6.407%   7.119%   7.831%     8.543%      9.255%     9.966%
   70,001 -  80,000    4.318%    5.037%    5.757%    6.477%   7.196%   7.916%     8.636%      9.355%    10.075%
   80,001 - 104,050    4.410%    5.145%    5.881%    6.616%   7.351%   8.086%     8.821%      9.556%    10.291%
  104,051 - 150,000*   4.602%    5.369%    6.136%    6.903%   7.670%   8.437%     9.204%      9.971%    10.738%
  150,001 - 158,550    4.644%    5.418%    6.192%    6.965%   7.739%   8.513%     9.287%     10.061%    10.835%
  158,551 - 283,150    5.006%    5.841%    6.675%    7.510%   8.344%   9.178%    10.013%     10.847%    11.682%
       OVER 288,150    5.305%    6.189%    7.073%    7.957%   8.841%   9.726%    10.610%     11.494%    12.378%

*The taxable income brackets applicable to New Jersey do not correspond to the Federal taxable income brackets. Except where indicated, the taxable income brackets presented in this table represent the breakpoints for both the Federal and New Jersey marginal tax rate changes. When applying these brackets, Federal taxable income will be different than New Jersey taxable income because New Jersey does not start with Federal taxable income in computing its own state income tax base. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1999, taxpayers with adjusted gross income in excess of a threshold amount of approximately $124,500 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $124,500 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,700 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1999 is estimated to be from $124,500 to $247,000, and for married taxpayers filing a joint return from $186,800 to $309,300. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1999.

TABLE 7 - Federal and Delaware (Single Return)



                       Federal    Delaware                                              Tax-Exempt Yield
   2001 Taxable       Marginal    Marginal     Combined ----------------------------------------------------------------------------
 Income Brackets*     Tax Rate    Tax Rate      Rate*      3.0%      3.5%       4.0%       4.5%       5.0%       5.5%     6.0%
------------------------------------------------------------------------------------------------------------------------------------
 $      0 -  2,000      15.00%      0.00%       15.00%     3.53%     4.12%      4.71%      5.29%      5.88%      6.47%     7.06%
    2,001 -  5,000      15.00%      2.20%       16.87%     3.61%     4.21%      4.81%      5.41%      6.01%      6.62%     7.22%
    5,001 - 10,000      15.00%      3.90%       18.32%     3.67%     4.28%      4.90%      5.51%      6.12%      6.73%     7.35%
   10,001 - 20,000      15.00%      4.80%       19.08%     3.71%     4.33%      4.94%      5.56%      6.18%      6.80%     7.41%
   20,001 - 25,000      15.00%      5.20%       19.42%     3.72%     4.34%      4.96%      5.58%      6.21%      6.83%     7.45%
   25,001 - 27,050      15.00%      5.55%       19.72%     3.74%     4.36%      4.98%      5.61%      6.23%      6.85%     7.47%
   27,051 - 60,000      28.00%      5.55%       32.00%     4.41%     5.15%      5.88%      6.62%      7.35%      8.09%     8.82%
   60,001 - 65,500      28.00%      5.95%       32.28%     4.43%     5.17%      5.91%      6.65%      7.38%      8.12%     8.86%
   65,551 -136,750      31.00%      5.95%       35.11%     4.62%     5.39%      6.16%      6.93%      7.70%      8.48%     9.25%
  136,751 -297,350      36.00%      5.95%       39.81%     4.98%     5.81%      6.65%      7.48%      8.31%      9.14%     9.97%
      Over 297,350      39.60%      5.95%       43.19%     5.28%     6.16%      7.04%      7.92%      8.80%      9.68%    10.56%

TABLE 7 (cont.) - Federal and Delaware (Joint Return)


                       Federal    Delaware                                              Tax-Exempt Yield
   2001 Taxable       Marginal    Marginal     Combined ----------------------------------------------------------------------------
 Income Brackets*     Tax Rate    Tax Rate      Rate*      3.0%      3.5%       4.0%       4.5%       5.0%       5.5%     6.0%
------------------------------------------------------------------------------------------------------------------------------------
 $       0 -   2,000    15.00%      0.00%      15.00%     3.53%     4.12%      4.71%      5.29%      5.88%      6.47%       7.06%
     2,001 -   5,000    15.00%      2.20%      16.87%     3.61%     4.21%      4.81%      5.41%      6.01%      6.62%       7.22%
     5,001 -  10,000    15.00%      3.90%      18.32%     3.67%     4.28%      4.90%      5.51%      6.12%      6.73%       7.35%
    10,001 -  20,000    15.00%      4.80%      19.08%     3.71%     4.33%      4.94%      5.56%      6.18%      6.80%       7.41%
    20,001 -  25,000    15.00%      5.20%      19.42%     3.72%     4.34%      4.96%      5.58%      6.21%      6.83%       7.45%
    25,001 -  45,200    15.00%      5.55%      19.72%     3.74%     4.36%      4.98%      5.61%      6.23%      6.85%       7.47%
    45,201 -  60,000    28.00%      5.55%      32.00%     4.41%     5.15%      5.88%      6.62%      7.35%      8.09%       8.82%
    60,001 - 109,250    28.00%      5.95%      32.28%     4.43%     5.17%      5.91%      6.65%      7.38%      8.12%       8.86%
   109,251 - 166,500    31.00%      5.95%      35.11%     4.62%     5.39%      6.16%      6.93%      7.70%      8.48%       9.25%
   166,501 - 297,350    36.00%      5.95%      39.81%     4.98%     5.81%      6.65%      7.48%      8.31%      9.14%       9.97%
       Over  297,350    39.60%      5.95%      43.19%     5.28%     6.16%      7.04%      7.92%      8.80%      9.68%      10.56%

*The taxable income brackets applicable to Delaware do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and Delaware marginal tax-rate changes. When applying these brackets, Federal taxable income may be different from Delaware taxable income. No state tax credits, exemptions or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions and itemized deductions (including the deduction for state income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable-equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 2001, taxpayers with adjusted gross income in excess of the threshold of $132,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of $132,950, or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,900 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers, the range of adjusted gross income comprising the phase-out zone for 2001 is from $132,950 to $255,450, and for married taxpayers filing a joint return from $199,450 to $321,950. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2001.

TABLE 8 - Federal and Kentucky


                                                              Combined
                                                            Federal and
       2000 Taxable Income Bracket*      Federal   Kentucky   Kentucky                          Tax Exempt Yield
---------------------------------------- Marginal  Marginal   Marginal   -----------------------------------------------------------
   Single Return        Joint Return     Tax Rate  Tax Rate   Tax Rate*    3.0%     3.5%     4.0%    4.5%    5.0%    5.5%    6.0%
------------------------------------------------------------------------------------------------------------------------------------

$      0 -   3,000   $      0 -   3,000    15.0%      2.00%    16.70%     3.601%   4.202%   4.802%  5.402%  6.002%  6.603%  7.203%
   3,001 -   4,000      3,001 -   4,000    15.0%      3.00%    17.55%     3.639%   4.245%   4.851%  5.458%  6.064%  6.671%  7.277%
   4,001 -   5,000      4,001 -   5,000    15.0%      4.00%    18.40%     3.676%   4.289%   4.902%  5.515%  6.127%  6.740%  7.353%
   5,001 -   8,000      5,001 -   8,000    15.0%      5.00%    19.25%     3.715%   4.334%   4.954%  5.573%  6.192%  6.811%  7.430%
   8,001 -  26,250      8,001 -  43,850    15.0%      6.00%    20.10%     3.755%   4.380%   5.006%  5.632%  6.258%  6.884%  7.509%
  26,251 -  63,550     43,851 - 105,950    28.0%      6.00%    32.32%     4.433%   5.171%   5.910%  6.649%  7.388%  8.126%  8.865%
  63,551 - 132,600    105,951 - 161,450    31.0%      6.00%    35.14%     4.625%   5.396%   6.167%  6.938%  7.709%  8.480%  9.251%
 132,601 - 288,350    161,451 - 288,350    36.0%      6.00%    39.84%     4.987%   5.818%   6.649%  7.480%  8.311%  9.142%  9.973%
      OVER 288,350         OVER 288,350    39.6%      6.00%    43.22%     5.284%   6.165%   7.045%  7.926%  8.807%  9.687% 10.568%


*The taxable income brackets applicable to Kentucky do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and Kentucky marginal tax rate changes. When applying these brackets, Federal taxable income may be different than Kentucky taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 2,000 taxpayers with adjusted gross income in excess of the threshold of approximately $128,950 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $128,950 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 2,000 is estimated to be from $128,950 to $251,450 and for married taxpayers filing a joint return from $193,400 to $315,900. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2,000.

     Miscellaneous. Yields on shares of a Portfolio may fluctuate daily and do not provide a basis for determining future yields. Because such yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one Portfolio to another, consideration should be given to each Portfolio's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, market conditions, operating expenses and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by Service Organizations and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolios.

     When comparing a Portfolio's performance to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds.

     From time to time, a Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example a Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Portfolios to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare performance to that of other compilations or indices that may be developed and made available in the future.

     The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives) investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views of the Portfolios' adviser and/or sub-advisers as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. In addition, selected indices may be used to illustrate historic performance of select asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Portfolio. In addition, advertisements, sales literature, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, benefits, characteristics or services associated with a particular class of shares, shareholder profiles and hypothetical investor scenarios, timely information on

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financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Portfolios' investment adviser and sub-advisers. Materials may refer to the CUSIP numbers of the various classes of the Portfolios and may illustrate how to find the listings of the Portfolios in newspapers and periodicals. Materials may also include discussions of other Portfolios, products, and services.

     Charts and graphs using net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of return. Unless otherwise indicated, the adjusted NAVs are not adjusted for sales charges, if any.

     A Portfolio may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

     A Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, a Portfolio may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     Momentum indicators indicate a Portfolio's price movements over specific periods of time. Each point on the momentum indicator represents the Portfolio's percentage change in price movements over that period.

     A Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. A Portfolio may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time.

     A Portfolio may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

     Advertisements and sales materials relating to a Portfolio may include information regarding the background, experience and expertise of the investment adviser and/or portfolio manager for the Portfolio.

                                      TAXES

     The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

     Please note that for purposes of satisfying certain of the requirements for taxation as a regulated investment company described below, the Index Equity Portfolio is deemed to own a proportionate share of the assets and gross income of the Index Master Portfolio in which the Index Equity Portfolio invests all of its assets. Also, with respect to the Index Equity Portfolio, the discussion below that relates to the taxation of futures contracts and other rules pertaining to the timing and character of income applies to the Index Master Portfolio.

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     Each Portfolio of the Fund has elected and intends to qualify for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from federal income tax on its net investment income (i.e., its investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its net investment income and
(b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of net investment income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses. (Meeting these requirements would not necessarily prevent the New Jersey Tax-Free Income Portfolio and the New Jersey Money Market Portfolio from qualifying as both qualified investment funds under New Jersey law and regulated investment companies under the Code. However, in order for the New Jersey Tax-Free Income Portfolio and the New Jersey Money Market Portfolio to qualify as both "qualified investment funds" under New Jersey law and "regulated investment companies" under the Code, at least 80% of each Portfolio's total assets would have to be invested only in New Jersey State Specific Obligations or U.S. Government Obligations.)

     Each of the Money and Non-Money Market Municipal Portfolios is designed to provide investors with tax-exempt interest income. Shares of the Money Market Municipal Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolio's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Money and Non-Money Market Municipal Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     In order for the Money and Non-Money Market Municipal Portfolios to pay exempt-interest dividends for any taxable year, at the close of each quarter of the taxable year at least 50% of the value of each such Portfolio must consist of exempt-interest obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder's gross income for regular Federal income tax purposes. However, gain realized by such Portfolios from the disposition of a tax-exempt bond that was acquired after April 30, 1993 for a price less than the principal amount of the bond is taxable to shareholders as ordinary income to the extent of accrued market discount. Also, all shareholders required to file a Federal income tax return are required to report the receipt of exempt-interest dividends and other exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular Federal income tax, they may be subject to alternative minimum tax (currently imposed at the

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rate of 26% (28% on the taxable excess over $175,000) in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers) in two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. Receipt of exempt-interest dividends may result in collateral Federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.

     If a Money or Non-Money Market Municipal Portfolio distributes exempt-interest dividends during the shareholder's taxable year, no deduction generally will be allowed for any interest expense on indebtedness incurred to purchase or carry shares of such Portfolio.

     Ohio Tax Considerations. Under current Ohio law, individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Tax-Free Income Portfolio or the Ohio Municipal Money Market Portfolio ("Distributions") to the extent that such Distributions are properly attributable to interest on obligations of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio State-Specific Obligations"), Corporations that are subject to the Ohio corporation franchise tax will not have to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise on the net income basis to the extent that such Distributions either constitute exempt-interest dividends for federal income tax purposes or are properly attributable to interest on Ohio State-Specific Obligations. However, Shares of the Ohio Tax Free Income Portfolio and the Ohio Municipal Money Market Portfolio will be included in a corporation's tax base for purposes of calculating the Ohio corporation franchise tax on the net worth basis.

     Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States ("Territorial Obligations") the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

     Distributions properly attributable to profit on the sale, exchange or other disposition of Ohio State-Specific Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from the Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

     The Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios are not subject to the Ohio personal income tax or school district or municipal income taxes in Ohio. The Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios are not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Fund timely files the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived this annual filing requirement for each tax year since 1990, the first tax year to which such requirement applied. Distributions with respect to shares of the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios properly attributable to proceeds of insurance paid to those Portfolios that represent maturing or matured interest on defaulted Obligations held by those Portfolios and that are excluded from gross income for Federal income tax purposes will not be subject to Ohio personal income tax or municipal or school district income taxes in Ohio, nor included in the net income base of the Ohio corporation franchise tax.

     This discussion of Ohio taxes assumes that the Ohio Tax-Free Income Portfolio and the Ohio Municipal Money Market Portfolio will each continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of each of the Portfolios consists of Ohio State-Specific Obligations or similar obligations of other states or their subdivisions.

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     North Carolina Tax Considerations. Interest received in the form of dividends from the North Carolina Municipal Money Market Portfolio is exempt from North Carolina state income tax to the extent the distributions represent interest on direct obligations of the U.S. Government or North Carolina State-Specific Obligations. Distributions derived from interest earned on obligations of political subdivisions of Puerto Rico, Guam and the U.S. Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, are also exempt from North Carolina state income tax. Distributions paid out of interest earned on obligations that are merely backed or guaranteed by the U.S. Government (e.g., GNMAs, FNMAs), on repurchase agreements collateralized by U.S. Government securities or on obligations of other states (which the Portfolio may acquire and hold for temporary or defensive purposes) are not exempt from North Carolina state income tax.

     Any distributions of net realized gain earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of certain obligations of the State of North Carolina or its subdivisions that were issued before July 1, 1995 will also be exempt from North Carolina income tax to the Portfolio's shareholders. Distributions of gains earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of all other obligations will be subject to North Carolina income tax.

     Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State-Specific Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995 will be subject to North Carolina individual or corporate income tax. An investment in a Portfolio (including the North Carolina Municipal Money Market Portfolio) by a corporation subject to the North Carolina franchise tax will be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax. Investors in a Portfolio including, in particular, corporate investors which may be subject to the North Carolina franchise tax, should consult their tax advisors with respect to the effects on such tax of an investment in a Portfolio and with respect to their tax situation in general.

     Virginia Tax Considerations. Dividends paid by the Virginia Municipal Money Market Portfolio and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will generally be exempt from the Virginia income tax. Dividends derived from interest on debt obligations of certain territories and possessions of the United States backed by the full faith and credit of the borrowing government (those issued by Puerto Rico, the Virgin Islands and Guam) will also be exempt from the Virginia income tax. Dividends derived from interest on debt obligations other than those described above will be subject to the Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.

     Generally, dividends distributed to shareholders by the Portfolio and derived from capital gains will be taxable to the shareholders. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation which provides a specific exemption for such gains will be exempt from Virginia income tax.

     When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy of allowing shareholders to exclude from their Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Portfolio receives taxable income, the Portfolio must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Portfolio.

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     As a regulated investment company, the Virginia Municipal Money Market
Portfolio may distribute dividends that are exempt from the Virginia income tax to its shareholders if the Portfolio satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Portfolio fails to qualify, no part of its dividends will be exempt from the Virginia income tax. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Portfolio will follow through to its shareholders regardless of how long the shareholders have held their shares. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio will not be deductible for Virginia income tax purposes.

     New Jersey Tax Considerations. It is anticipated that the New Jersey Tax-Free Income Portfolio and the New Jersey Municipal Money Market Portfolio will qualify as a "Qualified Investment Fund" and as a result, the main portion of each distribution paid by the New Jersey Tax-Free Income Portfolio and the New Jersey Municipal Money Market Portfolio will not be subject to the New Jersey gross income tax. Only that portion of each distribution will be subject to New Jersey taxation that represents income or gains attributable to obligations that are not exempt from State or local tax under New Jersey or federal law. Net gains from the redemption of shares of the New Jersey Tax-Free Income Portfolio and the New Jersey Municipal Money Market Portfolio will also be exempt from the New Jersey gross income as long as they continue to qualify as Qualified Investment Funds.

     As defined in N.J.S.A. 54A:6-14.1, a "Qualified Investment Fund" is an investment company or trust registered with the Securities and Exchange Commission, or any series of such investment company or trust, which for the calendar year in which the distribution is paid: (a) has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables and Qualified Financial Instruments; and
(b) has at the close of each quarter of the taxable year at least 80% of the aggregate principal amount of all of its investments, excluding Qualified Financial Instruments and cash and cash items (including receivables), in New Jersey State-Specific Obligations, U.S. Government Obligations, and other obligations that are exempt from State or local taxation under New Jersey or federal law. "New Jersey State-Specific Obligations" are obligations issued by or on behalf of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation (including one created or existing pursuant to agreement or compact between New Jersey and another state), body corporate and politic or political subdivision of New Jersey. "U.S. Government Obligations" are obligations which are statutorily free from New Jersey or local taxation under the laws of the United States. "Qualified Financial Instruments" are financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, to the extent such instruments are authorized by the regulated investment company rules of the Internal Revenue Code.

     In accordance with New Jersey law as currently in effect, distributions paid by a qualified investment fund are excluded from New Jersey gross income tax to the extent that the distributions are attributable to interest or gains from New Jersey State-Specific Obligations, U.S. Government Obligations, and other obligations that are exempt from State or local taxation under New Jersey or federal law. To the extent attributable to other sources, distributions will be subject to the New Jersey gross income tax. The New Jersey Tax-Free Income Portfolio and the New Jersey Municipal Money Market Portfolio will notify shareholders by February 15 of each calendar year as to the amounts of all distributions for the prior year which are exempt from New Jersey gross income tax and the amounts, if any, which are subject to New Jersey gross income tax. It is intended that the New Jersey Tax-Free Income Portfolio and the New Jersey Municipal Money Market Portfolio will qualify as a Qualified Investment Fund each year; however, in extreme or unusual market circumstances the Fund might not seek, or might not be able, to qualify as a Qualified Investment Fund by holding 80% of the aggregate principal of its investments at the end of each quarter of the taxable year in obligations that are exempt from State or local taxation under New Jersey or federal law.

     The New Jersey gross income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a qualified investment fund are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of

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computing the Corporation Business Tax. Shares of the New Jersey Tax-Free Income
Portfolio and the New Jersey Municipal Money Market Portfolio are not subject to property taxation by New Jersey.

     Prospective Investors should be aware that investments in the New Jersey Money Market Portfolio and the New Jersey Tax-Free Income Portfolio may not be suitable for persons who do not receive income subject to the New Jersey gross income tax.

     Delaware Tax Considerations. So long as the Delaware Tax-Free Income Portfolio qualifies as a regulated investment company under the Code, individuals, estates or trusts that are subject to Delaware personal income tax will not be subject to such tax with respect to (i) "exempt interest dividends" (as defined in the Code) attributable to interest on Delaware State-Specific Obligations and (ii) dividends attributable to interest paid on certain U.S. government obligations, provided that the Delaware Tax-Free Income Portfolio sends shareholders a written statement of the dollar amount or percentage of total distributions by the Delaware Tax-Free Income Portfolio that are described in (i) and (ii). Other distributions made by the Portfolio to its shareholders who are individuals, estates or trusts subject to Delaware personal income tax will be includible in the gross income of such shareholders for Delaware personal income tax purposes to the same extent as such distributions are includible in the gross income of such shareholders for Federal income tax purposes. Distributions made by the Delaware Tax-Free Income Portfolio to its shareholders who are corporations or other entities subject to Delaware corporate income tax will be excluded from the Delaware taxable income of such shareholders to the same extent as such distributions are excluded from the Federal taxable income of such shareholders.

     Kentucky Tax Considerations. Exempt interest dividends paid by the Kentucky Tax-Free Income Portfolio that are attributable to Kentucky State-Specific Obligations will be excludable from a shareholder's gross income for Kentucky income tax purposes. Further, distributions attributable to interest on certain U.S. government obligations will similarly be excluded from gross income for Kentucky income tax purposes. All other distributions by the Kentucky Tax-Free Income Portfolio will be included in a shareholder's gross income for Kentucky income tax purposes. Kentucky taxes distributions of net capital gain at the same rates as ordinary income. According to the Kentucky Revenue Cabinet, shares in mutual funds and money market funds are exempt from Kentucky intangible taxes.

     Pennsylvania Tax Considerations. Income received by a shareholder attributable to interest realized by the Pennsylvania Tax-Free Income Portfolio or the Pennsylvania Municipal Money Market Portfolio from Pennsylvania State-Specific Obligations is not taxable to individuals, estates or trusts under the Personal Income Tax; to corporations under the Corporate Net Income Tax; nor to individuals under the Philadelphia School District Net Investment Income Tax ("School District Tax").

     Income received by a shareholder attributable to gain on the sale or other disposition by the Pennsylvania Tax-Free Income Portfolio or the Pennsylvania Municipal Money Market Portfolio of Pennsylvania State-Specific Obligations is taxable under the Personal Income Tax, the Corporate Net Income Tax, but such income is not taxable under the School District Tax.

     To the extent that gain on the disposition of a share represents gain realized on Pennsylvania State-Specific Obligations held by the Pennsylvania Tax-Free Income Portfolio, such gain may be subject to the Personal Income Tax and Corporate Net Income Tax. Such gain may also be subject to the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

     This discussion does not address the extent, if any, to which shares of the Pennsylvania Tax-Free Income Portfolio or the Pennsylvania Municipal Money Market Portfolio, or interest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above (including the Corporate Capital Stock/Foreign Franchise Tax).

     Due to the pendency of litigation involving the constitutionality of personal property taxes heretofore in effect, none are currently imposed in Pennsylvania. If the event of enforcement of the personal property tax is resumed under current law, shareholders of the Pennsylvania Tax-Free Income Portfolio are not subject to the Pennsylvania County Personal Property Tax to the extent that the Portfolio is comprised of Pennsylvania State-

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Specific Obligations and Federal obligations (if the interest on such obligations is exempt from state and local taxation under the laws of the United States).

     Distributions of net investment income will be taxable (other than the possible allowance of the dividends received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from a Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. The Money and Non-Money Market Municipal Portfolios may each purchase securities that do not bear tax-exempt interest. Any income on such securities recognized by the Portfolio will be distributed and will be taxable to its shareholders.

     Each Portfolio intends to distribute to shareholders any of its net capital gain for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

     Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains of individuals are taxed at a maximum rate of 20% with respect to capital assets held for more than one year (10% for gains otherwise taxed at 15%). Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.

     Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares. Any loss incurred on the sale or exchange of a Portfolio's shares, held six months or less, will be disallowed to the extent of exempt-interest dividends paid with respect to such shares, and any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Each Non-Money Market Portfolio (other than the Index Master Portfolio) may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

     If a Portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), such Portfolio may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Portfolio. Alternatively, a Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).

     Investment income that may be received by certain of the Portfolios from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Portfolio to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the total assets at the close of the taxable year of the International Equity Portfolio, International Emerging Markets Portfolio, International Small Cap Equity Portfolio or International Bond Portfolio consist of stock or securities of foreign corporations, such Portfolio may elect to "pass through" to the Portfolio's shareholders the amount of foreign taxes paid by such Portfolio. If a Portfolio so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Portfolio, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Portfolio for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, such Portfolio must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

     Ordinary income dividends paid by a Portfolio will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of "qualifying dividends" received by a Portfolio from domestic corporations for the taxable year. A dividend received by a Portfolio will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock), (ii) to the extent that a Portfolio is under an obligation to make related payments with respect to positions in substantially similar or related property or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Portfolio.

     If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of such Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends-received deduction in the case of corporate shareholders.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an "exempt recipient."

     Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolios each year.

     The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the federal income tax consequences described above.

                    ADDITIONAL INFORMATION CONCERNING SHARES

     Shares of each class of each Portfolio of the Fund bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund's Amended and Restated Distribution and Service Plan. Each share of a Portfolio of the Fund has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.

     Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment, shares will be fully paid and non-assessable by the Fund.

     There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund. As stated herein, certain expenses of a Portfolio may be charged to a specific class of shares representing interests in that Portfolio.

     The Funds' Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the liquidation and termination of any Portfolio or class of shares. Upon any liquidation of a Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.

                                  MISCELLANEOUS

     The Fund. The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open end, management investment company. Each of the Portfolios except the New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, Virginia Municipal Money Market, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios is diversified. Effective January 31, 1998, the Fund changed its name from Compass Capital FundsSM to BlackRock FundsSM.

     Master-Feeder Structure. The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in the Index Master Portfolio. The Index Equity Portfolio purchases shares of the Index Master Portfolio at net asset value. The net asset value of the Index Equity Portfolio shares responds to increases and decreases in the value of the Index Master Portfolio's securities and to the expenses at the Index Master Portfolio allocable to the Index Equity Portfolio (as well as its own expenses). The Index Equity Portfolio may withdraw its investment in the Index Master Portfolio at any time upon 30 days notice to the Index Master Portfolio if the Board of Trustees of the Fund determines that it is in the best interests of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all of the assets of the Index Equity Portfolio in another pooled investment entity having the same investment objective as the Index Equity Portfolio or the hiring of an investment adviser to manage the Index Equity Portfolio's assets in accordance with the investment policies described above with respect to the Index Equity Portfolio.

     The Index Master Portfolio is a separate series of the Trust, which is a business trust created under the laws of the State of Delaware. The Index Equity Portfolio and other institutional investors that may invest in the Index Master Portfolio from time to time (e.g. other investment companies) will each bear a share of all liabilities of the Index Master Portfolio. Under the Delaware Business Trust Act, shareholders of the Index Master Portfolio have the same limitation of personal liability as shareholders of a Delaware corporation. Accordingly, Fund management believes that neither the Index Equity Portfolio nor its shareholders will be adversely affected by reason of the Index Equity Portfolio's investing in the Index Master Portfolio.

     The shares of the Index Master Portfolio are offered to institutional investors in private placements for the purpose of increasing the funds available for investment and achieving economies of scale that might be available at higher asset levels. The expenses of such other institutional investors and their returns may differ from those of the Index Equity Portfolio. While investment in the Index Master Portfolio by other institutional investors offers potential benefits to the Index Master Portfolio (and, indirectly, to the Index Equity Portfolio), economies of scale and related expense reductions might not be achieved. Also, if an institutional investor were to redeem its interest in the Index Master Portfolio, the remaining investors in the Index Master Portfolio could experience higher pro rata operating expenses and correspondingly lower returns. In addition, institutional investors that have a greater pro rata ownership interest in the Index Master Portfolio than the Index Equity Portfolio could have effective voting control over the operation of the Index Master Portfolio.

     Shares in the Index Master Portfolio have equal, non-cumulative voting rights, except as set forth below, with no preferences as to conversion, exchange, dividends, redemption or any other feature. Shareholders of the Trust have the right to vote only (i) for removal of the Trust's trustees, (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act and (iii) on such other matters as the trustees of the Trust may consider necessary or desirable. In addition, approval of the shareholders of the Trust is required to adopt any amendments to the Agreement and Declaration of Trust of the Trust which would adversely affect to a material degree the rights and preferences of the shares of the Index Master Portfolio or to increase or decrease their par value. The Index Master Portfolio's shareholders will also be asked to vote on any proposal to change a fundamental investment policy (i.e. a policy that may be changed only with the approval of shareholders) of the Index Master Portfolio. If a shareholder of the Index Master Portfolio becomes bankrupt, a majority in interest of the remaining shareholders in the Portfolio must vote within 120 days to approve the continuing existence of the Index Master Portfolio or the Portfolio will be liquidated.

     When the Index Equity Portfolio, as a shareholder of the Index Master Portfolio, votes on matters pertaining to the Index Master Portfolio, the Index Equity Portfolio would hold a meeting of its shareholders and would cast its votes proportionately as instructed by Index Equity Portfolio shareholders.

     The investment objective of the Index Master Portfolio may not be changed without approval of its shareholders. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any change in the investment objective of the Master Portfolio. If the Index Master Portfolio changes its investment objective in a manner that is inconsistent with the investment objective of the Index Equity Portfolio and the Fund's Board of Trustees fails to approve a similar change in the investment objective of the Index Equity Portfolio, the Index Equity Portfolio would be forced to withdraw its investment in the Index Master Portfolio and either seek to invest its assets in another registered investment company with the same investment objective as the Index Equity Portfolio, which might not be possible, or retain an investment adviser to manage the Index Equity Portfolio's assets in accordance with its own investment objective, possibly at increased cost. A withdrawal by the Index Equity Portfolio of its investment in the Index Master Portfolio could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Index Equity Portfolio. Should such a distribution occur, the Index Equity Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Index Equity Portfolio could result in a less diversified portfolio of investments and could adversely affect the liquidity of the Portfolio. A distribution to the Index Equity Portfolio will generally only result in a taxable gain for federal income tax purposes to the extent that any cash distributed exceeds the Index Equity Portfolio's tax basis in its shares of the Index Master Portfolio.

     The conversion of the Index Equity Portfolio into a feeder fund of the Index Master Portfolio was approved by shareholders of the Index Equity Portfolio at a meeting held on November 30, 1995. The policy of the Index Equity Portfolio, and other similar investment companies, to invest their investable assets in funds such as the Index Master Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial experience with the operation of this policy. There may also be other investment companies or entities through which you can invest in the Index Master Portfolio which may have different sales charges, fees and other expenses which may affect performance. As of the date of this Statement of Additional Information, three other feeder funds invest all of their investable assets in the Index Master Portfolio. For information about other funds that may invest in the Index Master Portfolio, please contact DFA at (310) 395-8005.

     Counsel. The law firm of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, serves as the Fund's counsel. The law firm of Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's counsel.

     Independent Accountants. PricewaterhouseCoopers LLP, with offices located at 2400 Eleven Penn Center, Philadelphia, Pennsylvania, serves as the Fund's independent accountants. PricewaterhouseCoopers LLP, with offices located at Suite 1700, 200 East Las Olas Boulevard, Fort Lauderdale, Florida, also serves at the Trust's independent accountants.

     Five Percent Owners. The name, address and percentage ownership of each person that on January 8, 2001 owned of record or beneficially 5% or more of the outstanding shares of a Portfolio which had commenced operations as of that date was as follows:

Money Market Portfolio: PNC Bank, 35 Institutional, ACI Dept/Reorg F6-F266-02 2,
----------------------
8800 Tinicum Blvd., Philadelphia, PA 19153, 62.977%; PNC Bank, 35 Service, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 13.107%; Hilliard Lyons, Cash Balance Sweeps, Attn.: Barbara O'Neal, 501 Hilliard Lyons Ctr., Louisville, KY 40202, 10.335%; U.S. Treasury Money Market Portfolio: PNC
                                     ------------------------------------
Bank, 35 Institutional, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 43.293%; Chase Bank of Texas, Obie & Co., Attn: STIF Unit, Mail Code 18HCB340, P.O. Box 2558, Houston, TX 77252-2558, 26.338%; PNC
Bank, 35 Service, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 19.297%; Large Cap Value Equity Portfolio: PNC Bank, Saxon & Co. (PNC
                   --------------------------------
Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 64.641%; Merrill Lynch Pierce Fenner Financial Data Services, Sec 97L08, Attn: Stock Powers, 4800 E. Deer Lake Drive, 3rd Fl., Jacksonville, FL 32246, 14.102%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg. F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 11.036%; Intermediate Government Bond Portfolio: PNC Bank, Saxon & Co. (PNC Inst.), Attn:
--------------------------------------
Lawrence Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA, 85.127%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia; PA 19153, 7.004%; Municipal
                                                                  ---------
Money Market Portfolio: PNC Bank, 35 Institutional, ACI Dept/Reorg F6-F266-02 2,
----------------------
8800 Tinicum Blvd., Philadelphia, PA 19153, 65.039%; Hilliard Lyons, Cash Balance Sweeps, Attn: Barbara O'Neal, 501 Hilliard Lyons Ctr. Louisville, KY 40202, 15.138%; PNC Bank, 35 Service, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 8.972%; PNC Bank Sweep, Treasury Management 32nd Fl., Investments/Two PNC Plaza, 620 Liberty Avenue, Pittsburgh, PA 15265, 7.920%; Small Cap Value Equity Portfolio: PNC Bank, Saxon & Co. (PNC Inst),
        --------------------------------
Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 63.919%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg. F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 7.680%; National City Bank Kentucky, Humana Retirement/Savings Tr., Mutual Funds/40-690499124, PO Box 94984, Cleveland, OH 44101-4984, 6.472%; The Northern
Trust Co/Cust., FBO Pennstate Geisinger, #26-02236, 801 South Canal, PO Box 92956, Chicago, IL 60675, 5.482%; Large Cap Growth Equity Portfolio: PNC Bank,
                                  ---------------------------------
Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 69.903%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg. F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 15.302%; Managed Income Portfolio: PNC Bank, Saxon & Co. (PNC Inst),
                ------------------------
Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 74.567%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg. F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 15.719%; Tax-Free Income Portfolio: PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence
-------------------------
Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 92.659%; Balanced Portfolio: PNC Bank, Saxon & Co. (PNC Inst), Attn:
                ------------------
Lawrence Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 42.091%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg. F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 24.222%; Merrill Lynch Pierce Fenner & Smith, Inc., Financial Data Services 97KL1, Attn:
Stock Powers, 4800 E. Deer Lake Dr. 3rd Fl., Jacksonville, FL 32246, 5.042%; International Equity Portfolio: PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence
------------------------------
Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 77.136%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg. F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 12.340%; Ohio Tax-Free Income
                                                        --------------------
Portfolio: PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI
---------
Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 91.761%; Pennsylvania Tax-Free Income Portfolio: PNC Bank, Saxon & Co. (PNC Inst), Attn:
--------------------------------------
Lawrence Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 91.982%; North Carolina Municipal Money Market
                                 -------------------------------------
Portfolio: Chase Manhattan Bank N.A, GSS as Agent, Attn: Stuart Freeman, Bank
---------
Coding/Money Funds, 4 New York Plaza 13th Floor, New York, NY 10004, 56.551%; First Citizens Bank, McWood & Company, Attn: Penny Eason/Trust Dept., PO Box 29522, Raleigh, NC 27626, 25.272%, Centura Bank, Attn: Trust Dept., PO Box 1220, Rocky Mount, NC 27802, 5.352%; Ohio Municipal Money Market Portfolio: Hilliard
                               -------------------------------------
Lyons, Cash Balance Sweeps, Attn: Barbara O'Neal, 501 Hilliard Lyons Ctr., Louisville, KY 40202, 39.398%; PNC Bank, 35 Institutional, ACI Dept./Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 37.400%; Wayne County National Bank, Wayco & Co., Stephen E. Kitchen Senior T.O., PO Box 757/1776 Beall Ave., Wooster, OH 44691, 7.670%; United Nat'l Bank & Trust Co., Canat & Co., PO Box 24190, Canton, OH 44701, 5.321%; Low Duration Bond Portfolio PNC
                                             ---------------------------
Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 33.800%; PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 28.888%; Sharon Holding Corporation, 919 North Market St. Ste 200, Wilmington, DE 19801, 5.521%; Iowa State University, Foundation, Attn: Don Behning, Alumni Suite Memorial Union, 2229 Lincoln Way, Ames, IA 50014-7164, 5.021%; Intermediate Bond Portfolio: PNC Bank, Saxon & Co.
                             ---------------------------
(PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA

19153, 65.520%; Lafayette College, Endowment Pool, 6 Markle Hall, Easton, PA 18042-1779, 8.205%; Select Equity Portfolio: PNC Bank, Saxon & Co. (PNC Inst),
                    -----------------------
Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 75.206%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg. F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 10.899%; Small Cap Growth Equity Portfolio: PNC Bank, Saxon & Co. (PNC Inst), Attn:
---------------------------------
Lawrence Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 48.250%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg. F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 9.971%; Pennsylvania Municipal Money Market Portfolio: PNC Bank, 35 Institutional, ACI
---------------------------------------------
Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 69.556%; Hilliard Lyons, Cash Balance Sweeps, Attn: Barbara O'Neal, 501 Hilliard Lyons Ctr., Louisville, KY 40202, 9.871%; PNC Bank, 35 Service, ACI Dept/Reorg. F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 9.763%; Virginia
                                                                  --------
Municipal Money Market Portfolio: First Virginia Bank, Inc., Oldom & Company,
--------------------------------
Trust Asset Mgmt. Dept., Attn: Jane Le Maier/Room 400, 6400 Arlington Blvd/Plaza I, Falls Church, VA 22042, 60.699%; PNC Bank, Saxon & Company, ACI Dept./Reorg. F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 16.713%; Planters Bank & Trust Co., Planta & Co., Attn: Thomas A. Davis, PO Box 1268, Staunton, VA 24402-1268, 7.583%; American National Bk. & Tr. Co., Ambro and Company, Attn:
Jan Yoder, PO Box 191, Danville, VA 24543, 5.115%; International Bond Portfolio:
                                                   ----------------------------
PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 68.231%; International
                                                                   -------------
Emerging Markets Portfolio: PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence
--------------------------
Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 91.237%; Government Income Portfolio: Merrill Lynch, Pierce, Fenner &
                ---------------------------
Smith Inc., Financial Data Services Sec 97KN1, Attn: Stock Powers, 4800 E. Deer Lake Dr., 3rd Fl., Jacksonville, FL 32246, 8.455%; New Jersey Municipal Money
                                                   --------------------------
Market Portfolio: PNC Bank, 35 Institutional, ACI Dept/Reorg F6-F266-02 2, 8800
----------------
Tinicum Blvd., Philadelphia, PA 19153, 42.370%; PNC Bank, 35 Service, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 33.204%; BOH & Co., Beacon Trust Company, Attn: Beth Patino, 333 Main Street, Madison, NJ 07940, 6.603%; Chase Manhattan Bank, Administrative Services (IFG), Attn: Stif Unit, Mailcode 18 HCB 340, PO Box 2558, Houston, TX 77252-2558, 5.888%; Hilliard Lyons, Cash Balance Sweeps, Attn: Barbara O'Neal, 501 Hilliard Lyons Ctr., Louisville, KY 40202, 5.800%; New Jersey Tax-Free Income Portfolio: PNC Bank,
                              ------------------------------------
Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 85.538%; Core Bond Total Return
                                                     ----------------------
Portfolio: PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI
---------
Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 63.922%; Mid-Cap Value Portfolio: PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence
-----------------------
Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 85.721%; Mid-Cap Growth Portfolio: PNC Bank, Saxon & Co. (PNC Inst),
                ------------------------
Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 61.618%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg. F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 5.150%; International Small Cap Equity Portfolio: PNC Bank, Saxon & Co. (PNC Inst),
----------------------------------------
Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 35.098%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg. F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 8.685%; Merrill Lynch Pierce Fenner, Financial Data Services Sec 97R07, Attn: Stock Powers, 4800 E. Deer Lake Dr. 3rd Fl., Jacksonville, FL 32246, 19.910%; Delaware
                                                                        --------
Tax-Free Income Portfolio: PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence
-------------------------
Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 92.514% Kentucky Tax-Free Income Portfolio: PNC Bank, Saxon & Co. (PNC
               ----------------------------------
Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 92.344%; Micro-Cap Equity Portfolio: PNC Bank, Saxon &
                                 --------------------------
Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 13.114%; Merrill Lynch Pierce Fenner & Smith, Inc., Financial Data Services Sec. 97KK6, Attn: Stock Powers, 4800 E. Deer Lake Dr. 3rd Fl., Jacksonville, FL 32246, 24.355%; GNMA Portfolio: PNC
                                                        --------------
Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 96.138%; High Yield Bond
                                                        ---------------
Portfolio: PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI
---------
Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 58.922%; Index Equity Portfolio: PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence
----------------------
Lockwood, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 29.754%; PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg. F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 15.801%; Merrill Lynch Pierce Fenner & Smith, Inc., Financial Data Services Sec 97KP2, Attn: Stock Powers, 4800 E. Deer Lake Dr. 3rd Fl., Jacksonville, FL 32246, 20.813%; Asia Pacific
                                                                ------------
Equity: BlackRock Funding, Inc., 345 Park Avenue 14th Floor, New York, NY 10154,
------
90.453%; PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 7.919%; European Equity: BlackRock Funding, Inc., 345 Park Avenue 14th Floor, New York,
---------------
NY 10154, 22.689%; PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-

F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 18.128%; James & Nancy Grosfeld, Suite 3000, 20500 Civic Center Drive, Southfield, MI 48076, 15.320%; Merrill Lynch Pierce Fenner & Smith, Inc., Financial Data Services 97KL1, Attn:
Stock Powers, 4800 E. Deer Lake Dr. 3rd Fl., Jacksonville, FL 32246, 17.268%; Global Science & Technology: PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence
---------------------------
Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 11.182%; Merrill Lynch Pierce Fenner & Smith, Inc., Financial Data Services Sec. 97KP2, Attn: Stock Powers, 4800 E. Deer Lake Dr. 3rd Fl., Jacksonville, FL 32246, 13.953%.

     On January 8, 2001, PNC Bank, which has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103, held of record approximately 74.65% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by The PNC Financial Services Group, Inc., a publicly-held bank holding company.

     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                              FINANCIAL STATEMENTS

     BlackRock Funds. The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2000 (the "2000 Annual Report") are incorporated in this Statement of Additional Information by reference. No other parts of the 2000 Annual Report are incorporated by reference herein. The financial statements included in the 2000 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP, except for the financial highlights for the periods ended June 30, 1995, 1994 and 1993 for the Core Bond Portfolio (now known as the Core Bond Total Return Portfolio) and the Short Government Bond Portfolio (now known as the Low Duration Bond Portfolio) which have been audited by other auditors. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1999 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

     The financial highlights included in the 2000 Annual Report for each of the two years in the period ended June 30, 1995, and for the period from July 17, 1992 through June 30, 1993 for the Short Government Bond Portfolio (now known as the Low Duration Bond Portfolio) and the period from December 9, 1992 through June 30, 1993 for the Core Bond Portfolio (now known as the Core Bond Total Return Portfolio) have been audited by the former independent accountants of the Predecessor BFM Portfolios, Deloitte & Touche, L.L.P., whose report thereon is also incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance on the reports of PricewaterhouseCoopers LLP and Deloitte & Touche, L.L.P. given upon their authority as experts in accounting and auditing.

     Index Master Portfolio. The audited financial statements and notes thereto for The U.S. Large Company Series of the Trust contained in the Trust's Annual Report to Shareholders for the fiscal year ended November 30, 1999 (the "1999 Index Master Report") and the unaudited financial statements and notes thereto for the Trust's U.S. Large Company Series for the period ended May 31, 2000 (the "2000 Unaudited Index Master Report") contained in the Trust's Semi-Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information. No other parts of the 1999 Index Master Report or 2000 Unaudited Index Master Report are incorporated by reference herein. The financial statements included in the 1999 Index Master Report have been audited by the Trust's independent accountants, PricewaterhouseCoopers LLP, whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1999 Index Master Report may be obtained at no charge by telephoning the Trust at (310) 395-8005.

                                   APPENDIX A

Commercial Paper Ratings
------------------------

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

     "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

     "B" - Issue has only a speculative capacity for timely payment.

     "C" - Issue has a doubtful capacity for payment.

     "D" - Issue is in payment default.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuer does not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

     "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

     "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     "D" - Securities are in actual or imminent payment default.

     Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

     Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

     "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

     IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

     "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

     "A1" - Obligations are supported by the highest capacity for timely repayment.

     "A2" - Obligations are supported by a satisfactory capacity for timely repayment.

     "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

     "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

     "C" - Obligations for which there is a high risk of default or which are currently in default.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

     "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     "CI" - This rating is reserved for income bonds on which no interest is being paid.

     "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

     The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

     "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

     "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

     To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

     "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

     To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

     "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

     "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

     "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

     "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

     IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

     Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings
----------------------

     A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

     Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

     Certain Portfolios of the Fund may enter into certain futures transactions. Such transactions are described in this Appendix.

     I. Interest Rate Futures Contracts
        -------------------------------

     Use of Interest Rate Futures Contracts. Bond prices are established in both
     --------------------------------------
the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     A Portfolio could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Portfolio, by using futures contracts.

     Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     With regard to each Portfolio, the Adviser also anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

     II. Index Futures Contracts
         -----------------------

     General. A stock or bond index assigns relative values to the stocks or
     -------
bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market indexes, such as Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. With regard to each Portfolio, to the extent consistent with its investment objective, the Adviser anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

     A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     III. Margin Payments
          ---------------

     Unlike purchase or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with the broker or in a segregated account with a custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

     IV. Risks of Transactions in Futures Contracts
         ------------------------------------------

     There are several risks in connection with the use of futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of a hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

     When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by a Portfolio is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

     V. Options on Futures Contracts
        ----------------------------

     A Portfolio may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio intends to purchase. Similarly, if the value of the securities held by a Portfolio is expected to decline as a result of an increase in interest rates, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities or currencies being hedged, an option may or may not be less risky than ownership of the futures contract or such securities or currencies. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

     VI. Other Matters
         -------------

     Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                               BLACKROCK FUNDS/SM/

                         BLACKROCK STRATEGIC PORTFOLIO I
                        BLACKROCK STRATEGIC PORTFOLIO II

         This Prospectus relates to shares of the BlackRock Strategic Portfolio I and BlackRock Strategic Portfolio II (the Portfolios) of BlackRock FundsSM (the Fund).

                                   PROSPECTUS

                                TABLE OF CONTENTS

                                                                                                               Page

Risk/Return Summary:  Investments and Risks.......................................................................2
-------------------------------------------
Risk/Return Summary:  Performance Information.....................................................................7
---------------------------------------------
Risk/Return Summary:  Fee Table...................................................................................8
-------------------------------
Management of the Fund............................................................................................9
----------------------
Purchases and Redemptions........................................................................................10
-------------------------
Net Asset Value..................................................................................................11
---------------
Dividends and Distributions......................................................................................11
---------------------------
Taxes............................................................................................................12
-----------------------------------------------------------------------------------------------------------------
Financial Highlights.............................................................................................13
--------------------




                                                                January 28, 2001

         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

IMPORTANT DEFINITIONS

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the portfolio manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds: all securities included must be rated investment grade by Moody's or Standard & Poor's.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Total Return: A way of measuring portfolio performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.


RISK/RETURN SUMMARY:  INVESTMENTS AND RISKS

Investment Objective of the Portfolios

         The investment goal of each of the Portfolios is to seek to maximize total return through the investment in a portfolio of investment grade fixed income securities of foreign and U.S. issuers denominated in foreign currencies, baskets of foreign currencies and the U.S. dollar. The investment objective may be changed by the Fund's Board of Trustees without shareholder approval.

Primary Investment Strategies

         In pursuit of this goal, each portfolio manager expects to invest primarily in bonds of foreign issuers. Each portfolio normally invests at least 65% of its total assets in such bonds. Each Portfolio will primarily invest in developed countries, although each Portfolio has the ability to invest up to 20% of its total assets in bonds of issuers in emerging market countries. Each Portfolio may also invest in foreign currencies. Each Portfolio may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. Each Portfolio will invest a maximum of 5% of its total assets in securities of one issuer, except that up to 50% of the Portfolios' assets may be invested without regard to this limitation, so long as no more than 25% of the Portfolios' total assets are invested in the securities of any one issuer (except U.S. Government securities).

         The management team evaluates categories of the bond markets of various world economies and seeks individual securities within those categories. Securities are purchased for the Portfolios when the manager determines that they have the potential for above-average total return. When determining what securities to purchase and sell, the portfolio managers consider the relative risk versus the potential reward of owning a security. Other factors reviewed when evaluating a security for purchase or sale, among other things, are the credit, interest rate and prepayment risk, as well as general market conditions. The portfolio managers also consider how the purchase or sale will affect the Portfolios' duration relative to the benchmark index and what the relative value of a fixed income sector or sub-sector is compared to another fixed income sector or sub-sector. In addition, the portfolio managers conduct intense credit analysis and review of each security purchased or sold.

         If a security falls below investment grade, the portfolio managers will decide whether to continue to hold the security. A security will be sold if, in the opinion of the portfolio managers, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

         BlackRock Strategic Portfolio I will generally maintain a U.S. dollar-weighted average duration for its investments between 0 and 8 years and will invest in securities across the entire maturity spectrum. BlackRock Strategic Portfolio II will generally maintain a U.S. dollar-weighted average duration for its investments between 0 and 6 years and may invest in securities across the entire maturity spectrum, though it will tend to emphasize securities that on average have shorter durations than those utilized in BlackRock Strategic Portfolio I. The portfolio managers will structure each Portfolio's duration with a target of 0-8 years in the BlackRock Strategic Portfolio I and with a target of 0-6 years in the BlackRock Strategic Portfolio II.

         The Portfolios intend to invest primarily in obligations of issuers based in developed countries. Each Portfolio may, however, invest up to a maximum of 20% of its total assets in obligations of issuers based in emerging market countries, subject to the same credit quality restrictions as other investments. Subject to the limitation stated above regarding investments in emerging market countries, each Portfolio may invest 25% or more of its total assets in the securities of issuers located in a single country. Investments of 25% or more of a Portfolio's total assets in a particular country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

         The portfolio managers, when consistent with the Portfolios' investment objectives, may use options or futures (commonly known as derivatives). An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the Portfolios as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The Portfolios may enter into interest rate or foreign currency transactions as a hedging technique. Each Portfolio intends to hedge its exposure to foreign currencies so that under normal market conditions no more than 25% of the portfolios assets are exposed to all currencies other than the U.S. dollar. In these transactions, the Portfolios exchange their right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

         The Portfolios can borrow money to buy additional securities. This practice is known as "leverage." The Portfolios may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the Portfolios sell securities and agree to buy them back at a particular date and price). The Portfolios normally may borrow up to 33 1/3% of the value of their total assets.

         The Portfolios may lend some of their securities on a short-term basis in order to earn income. The Portfolios will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The Portfolios earn interest on the securities they lend and income when they invest the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the Portfolios' total assets.

         The Portfolios may, from time to time take temporary defensive positions that are inconsistent with the Portfolios' principal investment strategies in response to adverse market, economic, political, or other conditions. This may result in the inability of the Portfolios to meet their respective investment objectives.

         The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies.

Key Risks

         While the portfolio manager chooses bonds he believes can provide above average total return, there is no guarantee that shares of the Portfolios will not lose value. This means you could lose money.

         Four of the main risks of investing in the Portfolios are: the Portfolios' non-diversified status, interest rate risk, credit risk and the risk associated with investing in bonds of foreign issuers.

         Non-diversified Status. Each Portfolio is classified as a non-diversified portfolio under the Investment Company Act of 1940. Investment returns of a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio.

         Interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the Portfolios.

         Credit risk. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

         Foreign Securities Risk. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. In addition, there is less government regulation of foreign securities markets.

         Political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

         On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to replace the existing national currencies of these countries by July 1, 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets, resulting in increased volatility in European and world markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition, which could hurt the value of shares of the fund.

         The expenses of the Portfolios can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher. The Portfolios' use of derivatives and interest rate and foreign currency transactions may reduce the Portfolios' returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

         Leverage is a speculative technique which may expose the Portfolios to greater risk and increase their costs. Increases and decreases in the value of the Portfolios will be magnified when the Portfolios use leverage. For example, leverage may cause greater swings in the Portfolios' net asset value.

         The Portfolios will also have to pay interest on their borrowings, reducing the Portfolios' return. This interest expense may be greater than the Portfolios' return on the underlying investment.

         Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but rather allow the Portfolios to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.

Additional Risks

         Securities rated in the fourth highest category by the rating agencies are considered investment grade but they are also considered speculative, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

         Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

         Higher than normal portfolio turnover may result in increased transaction costs to the Portfolios, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect the Portfolios' performance.

         When you invest in these Portfolios you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

RISK/RETURN SUMMARY:  PERFORMANCE INFORMATION

         The chart and table below give you a picture of the long-term performance of Strategic Portfolio I. The information shows you how the Portfolio's performance has varied since the Portfolio's inception date and provides some indication of the risks of investing in the Portfolio. As with all such investments, past performance is not an indication of future results.

As of 12/31

ANNUAL TOTAL RETURNS/1/

Best Quarter
Q4 '00: 8.36%

Worst Quarter
Q1 '00: 0.05%

        [BAR CHART]

9.82%     1.91%     16.91%
----      ----      -----
 98        99         00

As of 12/31/00

AVERAGE ANNUAL TOTAL RETURNS/1/

                                                         Since      Inception
                         1 Year    3 Years   5 Years   Inception      Date

Strategic Portfolio I    16.91%     9.37%      N/A       9.12%      10/06/97
Lehman Aggregate         11.63%     6.35%      N/A       6.81%(2)      N/A

(1) The chart and the table both assume reinvestment of dividends and distributions

(2) The Lehman Aggregate Index does not compute returns on a daily basis. This number reflects returns starting October 1, 1997.

RISK/RETURN SUMMARY:  FEE TABLE

Fees and Expenses of the Portfolios

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

                                               BLACKROCK STRATEGIC PORTFOLIO I     BLACKROCK STRATEGIC PORTFOLIO II
                                               -------------------------------     --------------------------------
Annual Portfolio Operating
   Expenses (expenses that are
   deducted from Portfolio
   assets)
Advisory fees                                                 .20%                               .20%
Other expenses                                                .48%                               .48%
                                                              ----                               ----
Total Portfolio operating expenses                            .68%                               .68%
                                                              ====                               ====
Fee waivers & expense reimbursements(1)                       .42%                               .42%
                                                              ====                               ====
Net expenses(1)                                               .26%                               .26%
                                                              ====                               ====

(1) BlackRock has contractually agreed to waive or reimburse all "Advisory fees" and to cap "Other operating expenses" at .26% of average daily net assets and "Total Portfolio operating expenses" at .26% for each Portfolio until February 1, 2002.

         Example: This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        One Year      Three Years    Five Years       Ten Years
BlackRock Strategic Portfolio I....................    $     27        $    175       $    337        $    807
BlackRock Strategic Portfolio II...................    $     27        $    175            N/A             N/A

MANAGEMENT OF THE FUND

         Adviser. The Portfolios' investment adviser is BlackRock Financial Management, Inc. (BlackRock or the Adviser). The Adviser's principal business address is 345 Park Avenue, New York, New York 10154. Since 1995, BlackRock has been a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock provides asset management services with respect to U.S. and foreign fixed income instruments. As adviser, BlackRock is responsible for the day-to-day management of the Portfolios, and generally makes all purchase and sale decisions regarding the investments made by the Portfolios. BlackRock also provides research and credit analysis as well as certain other services.

         Investment decisions are made by BlackRock's Investment Strategy Committee and no one person is primarily responsible for making recommendations to that committee. BlackRock currently serves as investment adviser to institutional and individual investors in the United States and overseas through several funds and separately managed accounts. For its investment advisory services to the Portfolios, the Adviser is entitled to a fee, computed daily for each Portfolio and payable monthly, at the annual rate of .20% of each Portfolio's average daily net assets. There were no advisory fees paid by the Portfolios to BlackRock for the fiscal year ended September 30, 2000. The Adviser has contractually agreed to waive all of its advisory fee from each of the Portfolios until February 21, 2001.

         Administrators. BlackRock Advisors, Inc. and PFPC Inc. (the Administrators) serve as the Portfolios' co-administrators. BlackRock Advisors, Inc. is an indirect majority-owned, and PFPC is an indirect wholly-owned, subsidiary of PNC Bank Corp.

         The Administrators generally assist the Portfolios in all aspects of their administration and operation, including matters relating to the maintenance of financial records, fund accounting and the servicing of investors in the Portfolios. Under the Administration Agreement, the Fund pays to BAI and PFPC on behalf of each Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .085% of the first $500 million of each Portfolio's average daily net assets, .075% of the next $500 million of each Portfolio's average daily net assets and .065% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .145% of the first $500 million of average daily net assets allocated to shares of each Portfolio, .135% of the next $500 million of such average daily net assets and .125% of the average daily net assets allocated to shares of each Portfolio in excess of $1 billion.

         Transfer Agent, Dividend Disbursing Agent and Custodian. PFPC Trust Company, whose principal offices are located at 1600 Market Street, Philadelphia, Pennsylvania 19103, serves as the Portfolios' custodian and PFPC Inc., whose principal offices are located at 400

Bellevue Parkway, Wilmington, Delaware 19809, serves as their transfer agent and dividend disbursing agent.

PURCHASES AND REDEMPTIONS

         Distributor. Shares of the Portfolios are offered on a continuous basis for the Fund by its distributor, BlackRock Distributors, Inc. (BDI or the Distributor). The Distributor is a registered broker/dealer with principal offices at 3200 Horizon Drive, King of Prussia, PA 19406. BDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers.

         Purchase of Shares. Shares of the Portfolios are offered to the separate account clients of the Adviser.

         Shares are sold at their net asset value per share next computed after an order is received by PFPC. Orders received by PFPC by 3:00 p.m. (Eastern
Time) on a Business Day are priced the same day. A "Business Day" is any weekday that the New York Stock Exchange (the NYSE) is open for business.

         Purchase orders may be placed by telephoning PFPC at (800) 441-7450. Orders received by PFPC after 3:00 p.m. (Eastern Time) are priced on the following Business Day.

         There is no minimum initial or subsequent investment requirement. Payment for shares must normally be made in Federal funds or other funds immediately available to the Portfolios' custodian. Payment may also, in the discretion of the Portfolios, be made in the form of securities that are permissible investments for the respective Portfolios.

         The Portfolios may in their discretion reject any order for shares.

         Redemption of Shares. Redemption orders for shares may be placed by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Portfolios, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Portfolios and their service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

         Payment for redeemed shares for which a redemption order is received by PFPC before 3:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the next Business Day, provided that the Portfolios' custodian is also open for business. Payment for redemption orders received after 3:00 p.m. (Eastern Time) or on a day when the Portfolios' custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Portfolios' custodian is open for business. The Portfolios reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is imposed by the Portfolios.

         During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

         The Portfolios may also suspend the right of redemption or postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions. They may redeem shares involuntarily or make payment for redemption in securities (some of which may not be liquid) or other property when determined appropriate in light of the Portfolios' responsibilities under the 1940 Act. The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund's Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio (for example, if the Portfolios are consistently losing money). Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

NET ASSET VALUE

         The net asset value for each Portfolio is determined as of 4:00 p.m. (Eastern Time) on days that the NYSE is open for trading, except on days on which no orders to purchase or redeem have been received. Net asset value will not be calculated on days when the NYSE is not open for business. Notwithstanding whether any orders to purchase or redeem have been received or whether the NYSE is open for business, the net asset value will be calculated on the last day of each month. Net asset value for each Portfolio is calculated by adding the value of all its securities, cash and other assets, subtracting the liabilities and dividing by the total number of Shares outstanding.

         The value of securities held by the Portfolios is based upon market quotations or, if market quotations are not readily available, the securities are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees. The Portfolios may have portfolio securities that are primarily listed on foreign exchanges that trade on days on which the Portfolios do not price their respective shares and, as a result, the net asset value of each of the Portfolio's shares may change on days when you will not be able to purchase or redeem shares of the Portfolios. Portfolio securities which are traded primarily on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

DIVIDENDS AND DISTRIBUTIONS

         Dividends for each Portfolio will be declared daily on shares held of record at 3:00 p.m. (Eastern Time). Over the course of a year, substantially all of a Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. All dividends are paid not later than ten days after the end of each month. Net realized capital gains, if any, will be distributed by each Portfolio at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the same Portfolio, unless cash payment is requested.

TAXES

         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation.

         The Portfolios' distributions, whether received in cash or reinvested in additional shares of the Portfolios, may be subject to federal income tax. Distributions paid out of a Portfolio's "net capital gain" (i.e., the excess of its net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds the shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in December of any year payable to shareholders of record on a specified date in December will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

         An investor considering buying shares on or just before the record date for a distribution should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, will be taxable.

         A taxable gain or loss may be realized by a shareholder upon the redemption or transfer of shares depending upon their tax basis and their price at the time of redemption or transfer.

         This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Portfolios. Dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Portfolio. Shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

         The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents. Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

FINANCIAL HIGHLIGHTS

The following financial information shows Strategic Portfolio I's performance for the periods indicated, has been derived from the financial statements incorporated by reference into the Statement of Additional Information and has been audited by the Portfolio's independent accountants, PricewaterhouseCoopers LLP. Certain information reflects results for a single share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes reinvestment of all dividends and distributions. Additional information about the performance of the Portfolio, including the auditor's reports, is contained in the Portfolio's annual report. Both the Statement of Additional Information and the annual report may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus. During the period shown, the Portfolio offered one class of shares to institutional investors.

                         BlackRock Strategic Portfolio I

                                                                                                     10/6/97 (a)
                                                      Year Ended              Year Ended               Through
                                                    Sept. 30, 2000          Sept. 30, 1999          Sept. 30, 1998
For a share outstanding throughout the period:

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period ........          $      8.51             $     10.46             $     10.00
                                                       -----------             -----------             -----------

Net investment income........................                 0.57                    0.43                    0.51

Net realized and unrealized gain (loss) on
   investments...............................                 0.12                  (0.28)                    0.53
                                                       -----------             -----------             -----------

Net increase from investment operations......                 0.69                    0.15                    1.04
                                                       -----------             -----------             -----------

Distributions from net investment income.....               (0.57)                  (0.43)                  (0.58)

Distributions from net realized gains........                   --                  (1.67)                      X
                                                       -----------             -----------             ----------

Total dividends and distributions............               (0.57)                  (2.10)                  (0.58)
                                                       -----------             -----------             -----------

Net asset value, end of period...............          $      8.63             $      8.51             $     10.46
                                                       -----------             -----------             -----------

TOTAL RETURN.................................                8.46%                   1.86%                  10.84%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands).....          $    29,367             $     7,214             $    31,654

Ratio of expenses to average net assets......                0.26%                   0.31%                0.26%(b)
Ratio of expenses to average net assets
   (excluding interest expense)..............                0.26%                   0.26%                0.26%(b)
Ratio of expenses to average net assets
   (excluding waivers).......................                0.68%                   0.68%                0.60%(b)

Ratio of net investment income to average
   net assets................................                6.67%                   4.94%                5.39%(b)
Ratio of net investment income to average
   net assets (excluding waivers)............                6.25%                   4.57%                5.05%(b)

Portfolio turnover...........................                 324%                     78%                    164%

(a)      Commencement of investment operations.
(b)      Annualized.

         The information above represents audited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.

A Statement of Additional Information (SAI) includes additional information
about the Portfolios. Additional information about the Portfolios' investments               BlackRock Strategic Portfolio I
is available in the Fund's annual and semi-annual reports to shareholders. In                BlackRock Strategic Portfolio II
the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios'
performance during its last fiscal year. The current SAI and the Fund's annual and semi-annual reports to shareholders may be obtained free of charge from the
Fund by calling (888) 422-6538. Shareholder inquiries also may be made at this number. The SAI, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. Information about the Fund (including the SAI) can be reviewed and copies at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Fund
are available on the EDGAR database on the SEC's Internet site at                                     Prospectus
http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section,
Washington, D.C. 20549-0102.

Investment Adviser
BlackRock Financial
  Management, Inc.
New York, New York                                                                                  January 28, 2001

Administrator
BlackRock Advisors, Inc.
New York, New York

Administrator and Transfer Agent
PFPC Inc.
Wilmington, Delaware

Distributor
BlackRock Distributors, Inc.
King of Prussia, Pennsylvania

Counsel

Simpson Thacher & Bartlett
New York, New York

Independent Accounts

PricewaterhouseCoopers, LLP
Philadelphia, Pennsylvania

Investment Company Act File
No. 811-05742

                      STATEMENT OF ADDITIONAL INFORMATION
                         BLACKROCK STRATEGIC PORTFOLIO I

                        BLACKROCK STRATEGIC PORTFOLIO II

     This Statement of Additional Information provides supplementary information pertaining to shares representing interests in BlackRock Strategic Portfolio I and BlackRock Strategic Portfolio II (the "Portfolios") of BlackRock FundsSM (the "Fund"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Fund relating to the Portfolios dated January 28, 2001, as amended from time to time (the "Prospectus"). The Prospectus may be obtained from the Fund's distributor by calling toll-free (800) 441-7379. This Statement of Additional Information is dated January 28, 2001. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

                                    CONTENTS

                                                                              Page
                                                                              ----
THE FUND....................................................................     2
INVESTMENT OBJECTIVE AND POLICIES...........................................     2
INVESTMENT RESTRICTIONS.....................................................    24
TRUSTEES AND OFFICERS.......................................................    26
INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICE ARRANGEMENTS..    30
PORTFOLIO TRANSACTIONS......................................................    33
PURCHASE AND REDEMPTION INFORMATION.........................................    35
VALUATION OF PORTFOLIO SECURITIES...........................................    36
TAXES.......................................................................    41
ADDITIONAL INFORMATION CONCERNING SHARES....................................    45
MISCELLANEOUS...............................................................    46
FINANCIAL STATEMENTS........................................................    47
SHAREHOLDER INQUIRIES.......................................................    47
APPENDIX A..................................................................   A-1
APPENDIX B..................................................................   B-1

                                    THE FUND

     The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. Effective January 31, 1998, the Fund changed its name from Compass Capital FundsSM to BlackRock FundsSM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited number of shares in 40 investment portfolios, some of which offer multiple classes of shares to investors. For information concerning these other portfolios, contact the Distributor at (800) 441-7379.

                       INVESTMENT OBJECTIVE AND POLICIES

     For a description of the objective and policies of the Portfolios, see "Risk/Return Summary: Investments and Risks" and "Additional Main Strategies" in the Prospectus. The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

     Portfolio Securities Generally. The investment objective of each of the Portfolios is to seek to maximize total return through the investment in a portfolio of investment grade fixed income securities of foreign and U.S. issuers denominated in foreign currencies, baskets of foreign currencies and the U.S. dollar. The investment objective may be changed by the Fund's board of Trustees without shareholder approval.

     Under normal market conditions, each Portfolio expects to invest a significant portion of its assets in securities denominated in foreign currencies or baskets of foreign currencies. U.S. dollar investments will be used primarily for hedging purposes, to conform to U.S. tax diversification regulations, or for temporary defensive purposes. Each Portfolio intends to hedge its exposure to foreign currencies so that under normal market conditions no more than 25% of the Portfolio's net assets are exposed to all currencies other than the U.S. dollar.

     The Portfolios intend to invest primarily in obligations of issuers based in developed countries. Each Portfolio may, however, invest up to a maximum of 20% of its total assets in obligations of issuers based in emerging market countries, subject to the same credit quality restrictions as other investments.

     The Portfolios may invest in the following types of securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies:

     o securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities (U.S. Government Obligations);

     o obligations issued or guaranteed by a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities;

     o    obligations of international agencies or supranational organizations;

     o Brady bonds, which are securities issued when sovereign entities exchange existing commercial bank loans for new debt through a restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady;

     o bank obligations, including certificates of deposit, fixed time deposits, notes and bankers' acceptances;

     o corporate debt securities, including convertible securities and corporate commercial paper;

     o    preferred stock;

     o    loan participations;

     o    repurchase agreements;

     o    structured securities;

     o mortgage-backed and asset-backed securities, which are securities that are secured or backed by residential or commercial mortgages, as well as other assets, such as automobile loans and credit card receivables; and

     o    obligations issued or guaranteed by a state or local government.

     An investment in the Portfolios is not a deposit of PNC Bank, National Association or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

     Ratings of Portfolio Securities. The Portfolios generally will invest in securities that are rated investment grade (at least BBB/Baa) by at least one nationally recognized statistical rating organization (NRSRO) or, if unrated by those rating organizations, will be determined by the Portfolios' adviser to be of comparable credit quality at the time of investment or will be U.S. Government Obligations. In the case of short-term investments, the Portfolios' assets will be rated in the highest rating category by at least one NRSRO or, if unrated by any NRSRO, will be determined by the adviser to be of comparable credit quality at the time of investment or will be U.S. Government Obligations. Securities rated BBB or Baa are generally considered to be investment grade although they have speculative characteristics. If a security's ratings are reduced by all rating services below the minimum rating that is permitted for a Portfolio, the adviser will consider whether the Portfolio should continue to hold the security.

     Duration. BlackRock Strategic Portfolio I will generally maintain a duration for its investments of between 0 and 8 years. BlackRock Strategic Portfolio II will generally maintain a duration for its investments of between 0 and 6 years.

     Other Main Strategies.   The Portfolios may invest in the following types
of securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities ("U.S. Government Obligations"); obligations issued or guaranteed by a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities; obligations of international agencies or supranational organizations; Brady bonds; bank obligations, including certificates of deposit, fixed time deposits, notes and bankers' acceptances; corporate debt securities, including convertible securities and corporate commercial paper; preferred stock; structured notes and loan participations; repurchase agreements; mortgage-backed and asset-backed securities; and obligations issued or guaranteed by a state or local government. These securities may be publicly or privately offered and may have fixed, variable or floating rates of interest.

     All fixed income securities are subject to the risk that as interest rates increase, the value of the securities decrease, and as interest rates decrease, the value of the securities increase. Changes in interest rates generally affect the values of securities with longer maturities more than the values of securities with shorter maturities.

     The Portfolios may buy or sell interest rate futures contracts, options on interest rate futures contracts, interest rate caps and floors, and options on fixed income securities, and may enter into interest rate swap transactions. The Portfolios may also engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts and swaps, and buying or selling foreign currency options, foreign currency futures, and options on foreign currency futures. These types of securities collectively are often called derivatives.

     Investment by the Portfolios in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay interest in foreign currencies, the value of a Portfolio will be affected favorably or unfavorably by changes in currency exchange rates.

     A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitations on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions in foreign securities markets has increased in recent years, it remains appreciably below that of the U.S. securities markets. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in U.S. securities. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

     The Portfolios intend to invest primarily in obligations of issuers based in developed countries. Each Portfolio may, however, invest up to a maximum of 20% of its total assets in obligations of issuers based in emerging market countries subject to the same credit quality restrictions as other investments.

     Foreign investments may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank and European Economic Community; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in baskets of foreign currencies, such as the European Currency Unit (ECU); and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities, preferred stock, Brady bonds and zero-coupon securities.

     On January 1, 1999, 11 European countries implemented a new currency unit, the Euro, which is expected to replace the existing national currencies of these countries by July 1, 2001, and to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The countries that initially converted or tied their currencies to the Euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Participating governments will issue their bonds in Euros, and monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank.

     Although it is not possible to predict the impact of the Euro implementation plan on the Portfolios, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, investors may begin to view those countries participating in the EMU as a single entity, and the Adviser may need to adapt its investment strategy accordingly. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

     Subject to the limitation stated above regarding investments in emerging market countries, each Portfolio may invest more than 25% of its total assets in the securities of issuers located in a single country. Investments of 25% or more of a Portfolio's total assets in a particular country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.

     The value of fixed income securities held by the Portfolios can generally be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio's assets will vary based upon the Adviser's assessments of economic and market conditions. As stated above, the Portfolios will seek to maintain a duration within broad, though specified, limits. A Portfolio's duration is a measure of its price sensitivity, including expected cash flows and prepayments on its securities holdings under a wide range of interest rate scenarios. In computing the duration of a Portfolio, the Adviser will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. The Adviser may use various techniques to lengthen or shorten the duration of a Portfolio, including the acquisition of debt obligations at a premium or discount, interest rate swaps and interest rate futures and related options. There can be no assurance that the Adviser's estimation of a Portfolio's duration will be accurate or that the duration of a Portfolio will always be within the limits designated above.

     Emerging market countries in which the Portfolios may invest are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Portfolios of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging markets countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

     Non-Diversified Status. Each Portfolio is classified as a non-diversified portfolio under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In conformance with applicable tax requirements each Portfolio will not invest in securities (except U.S. Government securities within the meaning of the Internal Revenue Code of 1986) that would cause, at the end of any tax quarter (plus any additional grace period), more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfolio's total assets may be invested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer (except U.S. Government securities as so defined).

     The Portfolios are "non-diversified" funds, which allows them to invest more than 5% of their assets in the obligations of any single issuer, subject only to certain requirements under tax laws. Because they can concentrate their investments in the obligations of a smaller number of issuers, the Portfolios may be more at risk than a more widely diversified fund to any single economic, political or regulatory event which harms one or more of those issuers.

     Geographical Concentration. Each Portfolio may, from time to time, invest more than 25% of its total assets in securities whose issuers are located in a single country, subject to the limitation discussed above prohibiting the Portfolios from investing more than 20% of their total assets in securities of issuers based in emerging market countries. These investments would make the Portfolios more dependent upon the political and economic circumstances of a particular country than a mutual fund that owns stocks of companies in many countries.

     Loan Participations and Other Structured Securities. The Portfolios may purchase participation interests in debt securities from foreign and domestic financial institutions. A participation interest gives a Portfolio an undivided interest in the security in the proportion that the participation interest bears to the total principal amount of the security. Participation interests may have fixed, floating or variable rates of interest. The Portfolios intend only to purchase participations from an entity or syndicate, and do not intend to serve as co-lenders in any participations. It is possible that a participation interest might be deemed to be an extension of credit by a Portfolio to the issuing financial institution that is not a direct interest in the credit of the obligor of the underlying security and is not directly entitled to the protection of any collateral security provided by such obligor. In that event, the ability of the Portfolio to obtain repayment might depend on the issuing financial institution.

     The Portfolios also may purchase other types of structured securities, including zero coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments, as well as instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.

     In addition, the Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These securities, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). The Portfolios also may purchase "stripped" securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

     Many of the instruments described above represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of securities. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of instruments and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of certain instruments could limit the amount of appreciation a Portfolio can realize on its investment, could cause a Portfolio to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information.

     Convertible Securities and Preferred Stock. The Portfolios may, from time to time, invest in convertible securities. Convertible securities acquired by the Portfolios may include convertible bonds and convertible preferred stock, and will be subject to the same rating requirements as a Portfolio's investments in other fixed income securities. The Portfolios ordinarily will sell units of common stock received upon conversion. The Portfolios may also purchase non-convertible preferred stock when deemed to be in furtherance of a Portfolio's investment objective.

     Dollar Roll Transactions. To take advantage of attractive opportunities in the mortgage market and to enhance current income, each Portfolio may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.
During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. This use of dollar rolls may be regarded as leveraging and, therefore, speculative. If the income earned from the investment of the proceeds of the transaction does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls. At the time a Portfolio enters into a dollar roll transaction, it will segregate with its custodian cash, U.S. Government securities or other liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. A Portfolio's dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

     Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

     Illiquid Securities.    Liquidity of a security refers to the ability to
easily dispose of it and the price to be obtained, and does not necessarily refer to the likelihood of receipt of principal or interest payments. Illiquid securities may be worth less than comparable, more liquid investments. The Portfolios intend to acquire securities which may be considered illiquid because they are not registered under the federal securities laws, contractual restrictions on transfer apply or they are part of a small issue. The Portfolios may purchase securities offered in private placements or under Rule 144A of the Securities Act of 1933, as amended (the Act), which may also be illiquid. If a security is illiquid, the Portfolios may not be able to dispose of it at the time or price which it would like.

      No Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid. Instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

     Short Sales. The Portfolios may make short sales of securities. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolios may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. During the period of a short sale, a Portfolio will segregate on a daily basis cash, U.S. Government securities or other permissible liquid assets at such a level that (a) the segregated amount will equal the current value of the security sold short and (b) the segregated amount will not be less than the market value of the security at the time it was sold short.

     Currency Transactions. Under normal conditions, each Portfolio intends to hedge its exposure to foreign currencies such that no more than 25% of the Portfolio's net assets are exposed to all currencies other than the U.S. dollar. For this purpose, assets that are subject to proxy hedging transactions as described below are considered to be assets that are not exposed to foreign currencies.

     Each Portfolio may enter into spot and forward foreign currency exchange contracts and currency swaps, and may purchase and sell foreign currency futures contracts, options on foreign currency futures contracts and exchange traded and over-the-counter ("OTC") options on currencies to hedge the currency exchange risk associated with its assets or obligations denominated in foreign currencies or baskets of foreign currencies. A Portfolio may also engage in proxy hedging transactions. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are, or are expected to be, denominated, and to buy U.S. dollars. There is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. Each Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure.

     In addition, subject to the limitation on foreign currency exposure stated above, each Portfolio may enter into currency transactions to seek to increase total return when the Advisor believes the transactions are in furtherance of a Portfolio's investment objective. In connection with their currency transactions, the Portfolios will segregate cash, U.S. Government securities or other liquid assets, or will otherwise cover their position in accordance with the applicable requirements of the SEC.

     In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to a Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes.

     The Portfolios may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include spot and forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio may enter into over-the-counter currency transactions with counterparties which have received, combined with any credit enhancements, a long-term debt rating of "A" by S&P or Moody's, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization ("NRSRO") or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser").

     A Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have exposure. For example, a Portfolio may hold both French government bonds and German government bonds, and the Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolios may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar.
Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the Portfolio's securities are or are expected to be denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. Whenever a Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements of the SEC.

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations, and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at an institution based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     Repurchase Agreements. Each Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase such securities at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

     The repurchase price under the repurchase agreements generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). In addition, the Adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium provided in the repurchase agreement). The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Portfolios' custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     Reverse Repurchase Agreements and Other Borrowings. Each Portfolio is authorized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio's securities.

     Each Portfolio may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and interest rate. Such agreements are considered to be borrowings under the 1940 Act. While reverse repurchase transactions are outstanding, a Portfolio will segregate cash, U.S. Government securities or other liquid assets in an amount at least equal to the repurchase price. Borrowings may be made through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price.
The Portfolios will use proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolios may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will segregate cash, U.S. Government or other appropriate liquid assets having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes.

     The use of these techniques to borrow money may be regarded as leveraging and, therefore, speculative. In these transactions, there is a risk that the interest income earned on the proceeds of the transaction will be less than the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the transaction.

     Variable and Floating Rate Instruments. With respect to purchasable variable and floating rate instruments, the Adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

     Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. Each Portfolio may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of each Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

     Corporate and Bank Obligations. The Portfolios may invest in debt obligations of domestic or foreign corporations and banks. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The Portfolios may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

     Mortgage Related and Asset-Backed Securities. The Portfolios may purchase securities that are secured or backed by residential or commercial mortgages as well as other assets (e.g., automobile loans and credit card receivables). Issuers of these mortgage-related and asset-backed securities include both governmental and private issuers. Mortgage-related securities include, but are not limited to, guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes with different relative payment rights, and each with a specified fixed or floating interest rate and a final distribution date.

     The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations normally may be prepaid by the issuer at any time because the underlying assets (i.e., loans) generally may be prepaid by the borrowers at any time. In periods of falling interest rates, the rate of prepayments tends to increase, and in periods of rising interest rates, prepayments tend to slow. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely, and a change in the rate of expected prepayments may result in a loss to a Portfolio on its investment.

     The Portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. ("PNC Mortgage") or Midland Loan Services, Inc. ("Midland")(or Sears Mortgage if PNC Mortgage succeeded to rights and duties of Sears Mortgage) or mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or their affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates.

     Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as "regular" interests or "residual" interests. The Portfolios do not intend to purchase residual interests. The markets for CMOs and REMICs may be more illiquid than those of other securities.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

     FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying Pcs. Pcs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by FHLMC and placed in a Pc pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."

     The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments.

     Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e.,
                                                                          ----
loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     Non-mortgage asset-backed securities may present certain risks that are not presented by mortgage-related securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.
For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. In addition, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.

     Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-backed securities may not have the benefit of as much collateral as mortgage-backed securities.

     U.S. Government Obligations. Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the Government National Mortgage Association ("GNMA") are supported by the United States' full faith and credit; others such as those of the Federal National Mortgage Association ("FNMA") and the Student Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC") are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

     Examples of the types of U.S. Government obligations which the Portfolios may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

     Supranational Organization Obligations. The Portfolios may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are charted to promote economic development.

     Municipal Obligations. When deemed advisable by the Adviser, the Portfolios may invest in obligations issued by a state or local government ("Municipal Obligations"). The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer.

     Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     The Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land or facilities. Dividends paid by the Portfolios that are derived from income earned on Municipal Obligations will not be tax-exempt. In determining whether a lease obligation is liquid, the Adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate;
(vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

     Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, a Portfolio may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase a Portfolio's operating expenses and adversely affect the net asset value of the Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Portfolio would not have the right to take possession of the assets. In addition, a Portfolio's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

     Commercial Paper. The Portfolios may purchase commercial paper rated in one of the highest rating categories of an NRSRO. These ratings symbols are described in Appendix A.

     Commercial paper purchasable by each Portfolio includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Portfolios through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

     Investment Grade Debt Obligations. The Portfolios invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

     Brady Bonds. Each of the Portfolios may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market.
Brady Bonds are not considered to be U.S. Government obligations. There can be no assurance that Brady Bonds acquired by a Portfolio will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

     When-Issued Purchases and Forward Commitments. The Portfolios may enter into "when-issued" and "forward" commitments, including "TBA" (to be announced) purchase commitments, to purchase or sell securities at a fixed price at a future date. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security that it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments may exceed 25% of the value of its total assets.

     When a Portfolio agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio commitments. It may be expected that the market value of the Portfolios' net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. A Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments.

     If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

     When a Portfolio engages in when-issued, TBA and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     Options and Futures Contracts. Each Portfolio may write (i.e. sell) covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or cross-hedging, or for the purpose of earning additional income which may be deemed speculative. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, financial instruments, foreign currencies, securities indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

     Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Portfolio will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference.

     When a Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

     There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities (or currencies) and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts. Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

     A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Portfolio's position in a futures contract or related option, the Portfolio will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

     The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option;
(b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. For further discussion of risks involved with domestic and foreign futures and options, see Appendix B in the Statement of Additional Information.

     The Portfolios intend to comply with the regulations of the Commodity Futures Trading Commission ("CFTC") exempting the Portfolios from registration as a "commodity pool operator." Consistent with those regulations, the value of a Portfolio's contracts may equal or exceed 100% of its total assets; however, a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

     The Portfolios' use of derivatives and currency transactions may reduce returns and/or increase volatility.

     These instruments are further described in Appendix B to this Statement of Additional Information.

     Securities Lending. A Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

     A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) "first tier" quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO's, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e. CD's, BA's and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated money market funds. Any such investments must be rated "first tier" and must have a maturity of 397 days or less from the date of purchase.

     Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, Duff & Phelps Credit Co. ("Duff & Phelps"), Fitch Investor Services, Inc. ("Fitch") and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. The Adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

     Interest Rate Swaps, Floors and Caps and Currency Swaps. The Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

     Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entities the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

     The Portfolios may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.

     A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payments streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

     A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate swap on a daily basis and will deliver an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess to a custodian that satisfies the requirements of the 1940 Act. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. A Portfolio may enter into transactions with counterparties which have received, combined with any credit enhancements, a long-term debt rating of "A" by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or whose obligations are determined to be of equivalent credit quality by the Adviser.

     A Portfolio will enter into interest rate swap, cap and floor transactions only with institutions deemed the creditworthy by the Adviser. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they are less liquid than swaps.

     In order to protect against currency rate fluctuations, the Portfolios also may enter into currency swaps. Currency swaps involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies.

     Investment Companies. Each Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Portfolio bears directly in connection with its own operations.

     Each Portfolio currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.

     Duration. BlackRock Strategic Portfolio I will generally maintain a U.S. dollar-weighted average duration for its investments between 0 and 8 years and will invest in securities across the entire maturity spectrum. BlackRock Strategic Portfolio II will generally maintain a U.S. dollar-weighted average duration for its investments between 0 and 6 years and may invest in securities across the entire maturity spectrum, though it will tend to emphasize securities that on average have shorter durations than those utilized in BlackRock Strategic Portfolio I.

                            INVESTMENT RESTRICTIONS

     Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Portfolio's outstanding shares (as defined below under "Miscellaneous").

Each Portfolio may not:

(1) Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (d) securities issued or guaranteed by foreign governments are not considered to belong to a particular industry.

(2) Issue senior securities (including borrowed money, including on margin if margin securities are owned) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions, dollar rolls, option and futures transactions, currency transactions and similar investment strategies. A Portfolio's obligations under interest rate and currency swaps are not treated as senior securities.

(3) Makes loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

(4) Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

(5) Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

(6) Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

                             TRUSTEES AND OFFICERS

THE FUND

     Board of Trustees. The business and affairs of the Fund are managed under the direction of its Board of Trustees. The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

                                            Position                    Principal Occupation
Name and Address                            with Fund                   During Past Five Years
----------------                            ---------                   ----------------------
William O. Albertini                        Trustee and Chairman of     Retired; Executive Vice President and
698 Strafford Circle                        the Audit Committee         Chief Financial Officer from August 1997
Strafford, PA 19087                                                     - April 1999, Bell Atlantic Global
Age:  57                                                                Wireless (global wireless
                                                                        communications); Executive Vice
                                                                        President, Chief Financial Officer and
                                                                        Director from February 1995 - August
                                                                        1997, Vice President and Chief Financial
                                                                        Officer from January 1991 - February
                                                                        1995, Bell Atlantic Corporation (a
                                                                        diversified telecommunications company);
                                                                        Director, American Water Works, Inc.
                                                                        (water utility) since May 1990;
                                                                        Director, Triumph Group, Inc. (aviation
                                                                        manufacturing, repair and maintenance
                                                                        services) since May 1999; Director,
                                                                        Midwest Independent Transmission Service
                                                                        Operator, Inc. (electrical transmission
                                                                        operator) since December 1998; Trustee,
                                                                        The Carl E. & Emily I. Weller Foundation
                                                                        since October 1991.

Raymond J. Clark*                           Trustee, President and      Treasurer of Princeton University since
Office of the Treasurer                     Treasurer                   1987; Trustee, The Compass Capital Group
Princeton University                                                    of Funds from 1987 to 1996; Trustee,
3 New South Building                                                    Chemical Bank, New Jersey Advisory Board
P.O. Box 35                                                             from 1994 until 1995; Chairman of Board
Princeton, NJ 08540                                                     of Trustees, American Red Cross -
Age:  65                                                                Central N.J. Chapter; Trustee, Medical
                                                                        Center of Princeton; and Trustee, United
                                                                        Way-Greater Mercer County from 1996-1997.



_____________________
* This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.

                                            Position                    Principal Occupation
Name and Address                            with Fund                   During Past Five Years
----------------                            ---------                   ----------------------
Laurence D. Fink*                           Trustee                     Officer, Chairman of the Management
BlackRock, Inc.                                                         Committee and Co-Chair of the Investment
345 Park Avenue                                                         Strategy Group of BlackRock, Inc.,
New York, NY 10154                                                      Chairman of the Board and Director of
Age:  47                                                                BlackRock's closed-end investment
                                                                        companies; Director of BlackRock's
                                                                        offshore funds; Member of Asset
                                                                        Liability Committee of PNC Bank, N.A.;
                                                                        Vice Chairman of the Board of Trustees
                                                                        of Mount Sinai-New York University
                                                                        Medical Center and Health System; Member
                                                                        of the Board of Trustees of Phoenix
                                                                        House; formerly Managing Director of the
                                                                        First Boston Corporation; Director of
                                                                        VIMRx Pharmaceuticals, Inc. and Innovir
                                                                        Laboratories, Inc., and Trustee of New
                                                                        York University Medical Center,
                                                                        Dwight-Englewood School and National
                                                                        Outdoor School.

Robert M. Hernandez                         Trustee and Chairman of     Director since 1991, Vice Chairman and
USX Corporation                             the Nominating Committee    Chief Financial Officer since 1994,
600 Grant Street                                                        Executive Vice President - Accounting
6105 USX Tower                                                          and Finance and Chief Financial Officer
Pittsburgh, PA 15219                                                    from 1991 to 1994, USX Corporation (a
Age:  56                                                                diversified company principally engaged
                                                                        in energy and steel businesses);
                                                                        Director and Chairman of the Executive
                                                                        Committee, ACE Limited (insurance
                                                                        company); Director, Transtar, Inc.
                                                                        (transportation company) since 1996; and
                                                                        Chairman of the Board, RTI International
                                                                        Metals, Inc. since 1990.

David R. Wilmerding, Jr.                    Chairman of the Board       Chairman, Wilmerding & Associates, Inc.
Rosemont Business Campus                                                (investment advisers) since February
Building One, Suite 100                                                 1989; Director, Beaver Management
919 Conestoga Road                                                      Corporation (land management
Rosemont, PA 19010                                                      corporation); Managing General Partner,
Age:  65                                                                Chestnut Street Exchange Fund; Director,
                                                                        Independence Square Income Securities,
                                                                        Inc.; Director, The Mutual Fire, Marine
                                                                        and Inland Insurance Company.

                                            Position                    Principal Occupation
Name and Address                            with Fund                   During Past Five Years
----------------                            ---------                   ----------------------
Anne Ackerley                               Assistant Secretary         Managing Director, BlackRock Advisors,
BlackRock Advisors, Inc.                                                Inc. since September 2000; First Vice
345 Park Avenue                                                         President and Operating Officer, Mergers
New York, NY 10154                                                      and Acquisitions Group (1997-2000),
Age:  39                                                                First Vice President and Operating
                                                                        Officer, Public Finance Group
                                                                        (1995-1997), and First Vice President,
                                                                        Emerging Markets Fixed Income Research
                                                                        (1994-1995), Merrill Lynch & Co.

Ellen L. Corson                             Assistant Treasurer         Vice President and Director of Mutual
PFPC Inc.                                                               Fund Accounting and Administration, PFPC
103 Bellevue Parkway                                                    Inc. since November 1997; Assistant Vice
Wilmington, DE 19809                                                    President, PFPC Inc. from March 1997 to
Age:  36                                                                November 1997; Senior Accounting
                                                                        Officer, PFPC Inc. from March 1993 to
                                                                        March 1997.

Brian P. Kindelan                           Secretary                   Vice President and Senior Counsel,
BlackRock Advisors, Inc.                                                BlackRock Advisors, Inc. since April
1600 Market Street                                                      1998; Senior Counsel, PNC Bank Corp.
28th Floor                                                              from 1995 to April 1998; Associate,
Philadelphia, PA 19103                                                  Stradley, Ronon, Stevens & Young, LLP
Age:  41                                                                from March 1990 to May 1995.

     The Fund pays trustees who are not affiliated with BlackRock Advisors, Inc. ("BlackRock") or BlackRock Distributors, Inc. ("BDI" or "Distributor") $20,000 annually ($30,000 annually in the event that the assets of the Fund exceed $40 billion) and $350 per Portfolio for each full in-person meeting of the Board that they attend. The Fund pays the Chairman and Vice Chairman of the Fund an additional $10,000 and $5,000 per year, respectively, for their services in such capacities. Trustees who are not affiliated with BlackRock or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. The term of office of each trustee will automatically terminate when such trustee reaches 72 years of age. No officer, director or employee of BlackRock, any of the Fund's other advisers or sub-advisers, PFPC Inc. ("PFPC"), or PNC Bank, National Association ("PNC Bank" or the "Custodian") or BlackRock Inc. currently receives any compensation from the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each class of each investment portfolio of the Fund.

     The table below sets forth the compensation actually received from the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 2000:

                                                             Pension or                                 Total Compensation
                                                         Retirement Benefits      Estimated Annual      from Registrant and
      Name of Person,         Aggregate Compensation     Accrued as Part of        Benefits upon        Fund Complex1 Paid
         Position                 from Registrant             Fund Expenses          Retirement             to Trustees
         --------                 ---------------             -------------          ----------             -----------
David R. Wilmerding, Jr., Trustee     $84,600                       N/A                    N/A            (3)/2/  $100,600
William O. Albertini, Trustee         $74,600                       N/A                    N/A            (1)/2/   $74,600
Raymond J. Clark, Trustee             $74,600                       N/A                    N/A            (1)/2/   $74,600
Robert M. Hernandez, Trustee          $74,600                       N/A                    N/A            (1)/2/   $74,600

____________
1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of investment company boards trustees served on within the Fund Complex.

     Shareholder and Trustee Liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

     The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

                      INVESTMENT ADVISORY, ADMINISTRATION,
                      DISTRIBUTION AND SERVICE ARRANGEMENTS

     Advisory Agreement. The advisory services provided by BlackRock, an indirect majority-owned subsidiary of PNC Bank Corp., and the fees received by it for such services are described in the Prospectus. As stated in the Prospectus, BlackRock may from time to time voluntarily waive its advisory fees with respect to the Portfolio and may voluntarily reimburse the Portfolio for expenses.

     BlackRock renders advisory services to the Portfolios pursuant to an Investment Advisory Agreement (the "Advisory Contract"). Under the Advisory Contract, BlackRock is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolios in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BlackRock in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract is terminable as to a Portfolio by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio involved, at any time without penalty, on 60 days' written notice to BlackRock. BlackRock may also terminate its advisory relationship with respect to either Portfolio on 60 days' written notice to the Fund. The Advisory Contract terminates automatically in the event of its assignment.

     For its investment advisory services to the Portfolios, the Adviser is entitled to a fee, computed daily for each Portfolio and payable monthly, at the annual rate of .20% of each Portfolio's average daily net assets. From time to time, the Adviser may waive some or all of its advisory fee from a Portfolio.

     For the period from October 1, 1999 to September 30, 2000 BlackRock Strategic Portfolio I paid no advisory fees to BlackRock, and BlackRock waived $32,365 in expenses.

     For the period from October 1, 1998 to September 30, 1999 BlackRock Strategic Portfolio I paid $33 advisory fees to BlackRock, and BlackRock waived $19,610 in expenses.

     For the period from October 6, 1997 through September 30, 1998 BlackRock Strategic Portfolio I paid no advisory fees to BlackRock, and BlackRock waived $56,922 in expenses.

     Administration Agreement. The Fund has entered into an Administration Agreement with BAI, whose principal business offices are located at 345 Park Avenue, New York, New York 10154, and PFPC (the "Administration Agreement"). PFPC, whose principal business offices are located at 400 Bellevue Parkway, Wilmington, DE 19809, has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; provide information and distribute written communications to shareholders; handle shareholder problems and calls; research issues raised by financial intermediaries relating to investments in a Portfolio's shares; review and provide advice with respect to communications for a Portfolio's shares; monitor the investor programs that are offered in connection with a Portfolio's shares; provide oversight and related support services that are intended to ensure the delivery of quality service to the holders of a Portfolio's shares; and provide certain other services required by the Fund.

     BAI is responsible for: the supervision and coordination of the performance of the Fund's service providers; the negotiation of service contracts and arrangements between the Fund and its service providers; acting as liaison between the trustees of the Fund and the Fund's service providers; and providing ongoing business management and support services in connection with the Fund's operations. Pursuant to the terms of the Administration Agreement, BAI has delegated certain of its duties thereunder to BDI.

     As compensation for these services, BAI and PFPC (collectively, the "Administrators") are entitled to receive a combined fee, computed daily and payable monthly, at the maximum annual aggregate rate of .23% of the first $500 million of each Portfolio's average daily net assets, .21% of the next $500 million of each Portfolio's average daily net assets, and .19% of each Portfolio's average daily net assets in excess of $1 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio and may voluntarily reimburse a Portfolio for expenses.

     The Administration Agreement provides that the Administrators will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolios in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BAI and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BAI nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Administration Agreement.

     For the period from October 1, 1999 through September 30, 2000, BlackRock Strategic Portfolio I paid $1,743 in administrative fees to the Administrators, and the Administrators waived $2,304 in fees.

     For the period from October 1, 1998 to September 30, 1999, BlackRock Strategic Portfolio I paid $1,203 in administrative fees to the Administrators, and the Administrators waived $16,386 in fees.

     For the period from October 6, 1997 to September 30, 1998, BlackRock Strategic Portfolio I paid $19,851 in administrative fees to the Administrators, and the Administrators waived $41,136 in fees.

     Custodian and Transfer Agency Agreements. PFPC Trust Company ("PTC"), an affiliate of PNC Bank, whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio's operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for each of the Portfolios.

     For its services to the Fund under the Custodian Agreement, PTC is entitled to receive a fee which is calculated based upon each Portfolio's average gross assets, with a minimum monthly fee of $1,000 per investment portfolio. PTC is also entitled to out-of-pocket expenses and certain transaction charges.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Portfolios under the Transfer Agency Agreement, PFPC is entitled to receive fees at the annual rate of .03% of the average net asset value of outstanding shares in each Portfolio, plus per account fees and disbursements.

     Distributor. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of the Portfolios on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.

     The Fund has adopted an Amended and Restated Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act on behalf of its Institutional Shares. The Plan was approved by a majority of (i) the trustees of the Fund and (ii) the trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Rule 12b-1 Trustees").

     The Fund is not required or permitted under the Plan to make distribution payments with respect to its Institutional Shares. However, the Plan permits BDI, BlackRock, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them. The Distributor, BlackRock, and their affiliates may pay financial institutions, broker/dealers and/or their salespersons certain compensation for the sale and distribution of shares of the Fund or for services to the Fund. These payments ("Additional Payments") may take the form of "due diligence" payments for a dealer's examination of a Portfolio and payments for providing extra employee training and information relating to a Portfolio; "listing" fees for the placement of a Portfolio on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Distributor, BAI and their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services. The Additional Payments made by the Distributor, BAI and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by a financial institution or broker/dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial institutions or dealers involved, and may be different for different institutions and dealers. Furthermore, the Distributor, BAI and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. The Distributor, BAI and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations.

     The Plan will continue from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to a Portfolio at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of a Portfolio. The Plan may not be amended materially without the approval of the Board of Trustees, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for that purpose. Any modification to the Plan which would materially increase the costs borne by a Portfolio for distribution purposes pursuant to the Plan must also be
submitted to the stockholders of a Portfolio for approval.   In addition, while
the Plan remains in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of the Fund's non-interested trustees.

     Code of Ethics. The Fund, BlackRock, BFM, BIL, BIMC and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolio.

                             PORTFOLIO TRANSACTIONS

     The Adviser is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Portfolios invest are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Portfolios may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

     The Adviser's primary considerations in selecting the manner of executing securities transactions for the Portfolios will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

     The Adviser is able to fulfill its obligations to furnish a continuous investment program to the Portfolios without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Adviser, and does not reduce the Adviser's normal research activities in rendering investment advice under the Advisory Contract. It is possible that the Adviser's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

     One or more of the other accounts which the Adviser manages may own from time to time the same investments as the Portfolios. Investment decisions for the Portfolios are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Adviser in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Portfolios. In other cases, however, the ability of the Portfolios to participate in volume transactions may produce better execution for the Portfolios.

     Portfolio Turnover Rates. A Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Adviser expects to allocate a portion of its separate account clients' portfolios to the Portfolios when it believes that the securities in which the Portfolios invest present favorable risk-reward characteristics. During other periods, investments by the separate accounts in the Portfolios may be redeemed. This activity may produce higher than normal portfolio turnover which may result in increased transaction costs to the Portfolios. As of the date of this Statement of Additional Information, under normal market conditions the annual portfolio turnover rate of each Portfolio is not expected to exceed 400%.

     It is expected that under normal market conditions the annual portfolio turnover rate of the Portfolios will not exceed 400%, excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rate, actual turnover may be higher or lower. Higher portfolio turnover results in increased Portfolio expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The Adviser will monitor the tax status of the Portfolios under the Internal Revenue Code during periods in which the annual turnover rate of a Portfolio exceeds 100%.

     A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, the Administrators, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock, the Administrators, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

     The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.

     For the period from October 1, 1999 to September 30, 2000, BlackRock Strategic Portfolio I paid no brokerage commissions. For that period, BlackRock Strategic Portfolio I had a portfolio turnover rate of 164%.

     For the period from October 1, 1998 to September 30, 1999, BlackRock Strategic Portfolio I paid no brokerage commissions. For that period, BlackRock Strategic Portfolio I had a portfolio turnover rate of 78%.

     For the period from October 6, 1997 to September 30, 1998, BlackRock Strategic Portfolio I paid no brokerage commissions. For that period, BlackRock Strategic Portfolio I had a portfolio turnover rate of 164%.

                       PURCHASE AND REDEMPTION INFORMATION

     Shares of the Portfolios are sold at the net asset value per share next determined after a purchase order is received. The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolios' shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolios' net asset values. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolios.

     Under the 1940 Act, the Portfolios may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     In addition to the situations described in the Prospectus, the Fund may redeem shares involuntarily to reimburse the Portfolios for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time. The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund's Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

                       VALUATION OF PORTFOLIO SECURITIES

     Expenses. Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to BlackRock and the Administrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, fees and expenses in registering the Portfolios and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by the Adviser or the Portfolios' service providers under their agreements for the Portfolios. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

     The expense ratios of the Portfolios can be expected to be higher than those of portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, including higher investment research costs, higher foreign custody costs, higher commission costs and additional costs arising from delays in settlements of transactions involving foreign securities.

     Valuation. Valuation of securities held by each Portfolio is as follows: domestic securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; domestic securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day are valued at the mean of the bid and asked prices; foreign securities traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE (if a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used); foreign securities traded on a recognized stock exchange for which there were no sales on that day are valued at the mean of the bid and asked prices; other securities are valued on the basis of valuations provided by a pricing service approved by the Board of Trustees, provided that if the Adviser concludes that the price provided by a pricing service does not represent the fair value of a security, such security will be valued at fair value determined by the Adviser based on quotations or the equivalent thereof received from dealers; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. Any securities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

     Certain of the securities acquired by the Portfolios may be traded on foreign exchanges or over-the-counter markets on days on which the Portfolios' net asset values are not calculated. In such cases, the net asset value of a Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolios.

     In determining the approximate market value of portfolio investments, pricing services used by the Fund may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value.

                            PERFORMANCE INFORMATION

     Performance information for shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in shares of a Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to its shares are reinvested in shares.

     A Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the net asset value per share on the last day of the period and analyzing the result on a semi-annual basis.

     Performance quotations represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in a

Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged directly to the customer accounts of the Adviser in connection with investments in a Portfolio will not be included in the Portfolio's performance calculations.

     Total Return. For purposes of quoting and comparing the performance of shares of the Portfolios to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature, communications to shareholders and other materials, performance may be stated in terms of total return. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:


               T = [(ERV)to the 1/nth power     ]
                   [(---)                     -1]
                   [( P )                       ]

Where: T = average annual total return.

          ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

           P  =  hypothetical initial payment of $1,000.

           n  =  period covered by the computation, expressed in terms of years.


     Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, the total return for BlackRock Strategic Portfolio I was as follows:


--------------------------------------------------------------------

                     Average Annual Total Return
====================================================================

      For One Year Period          From Commencement of Operations
        Ended 9/30/00(1)                    to 9/30/00(1)

             8.46%                             7.02%

====================================================================

________________________
(1)  BlackRock Strategic Portfolio I commenced operations on October 6, 1997.

     A Portfolio may also from time to time include in advertisements, sales literature and communications to shareholders, and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Portfolio's shares with other performance measures. For example, in comparing the total return of a Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Salomon Broad Investment Grade Index, as appropriate, a Portfolio may calculate the aggregate total return for its shares for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in the Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

     In addition to average annual total returns, a Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

     Yield. Each Portfolio may advertise the yield on its shares. Under the rules of the SEC, a Portfolio must calculate yield using the following formula:

                              [( a-b    )                       ]
                     YIELD = 2[( --- + 1) to the sixth power - 1]
                              [(  cd    )                       ]

Where:         a  =  dividends and interest earned during  the period.
               b  =  expenses accrued for the period (net of reimbursements).

               c  =   the average daily number of shares outstanding during the
                      period that were entitled to receive dividends.
               d  =   the maximum offering price per share on the last day of
                      the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by each Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by a Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

     With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium.

     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

     Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter.

     Other Information Regarding Investment Returns. In addition to providing performance information that demonstrates the total return or yield of shares of a Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan.

     Miscellaneous. Performance information for the Portfolios assumes the reinvestment of dividends and distributions. Performance information may reflect fee waivers that subsidize and reduce the total operating expenses of a Portfolio. In these cases, the Portfolios' returns would be lower if there were not such waivers.

     Yield on shares of a Portfolio will fluctuate daily and does not provide a basis for determining future yield. Because yield will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by the Adviser on its customer accounts are not reflected in the calculations of total returns or yields for the Portfolios.

     As stated above, the Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on an investment in a Portfolio are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of the Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Portfolio, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views of BlackRock as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                     TAXES

     The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors may wish to consult their tax advisers with specific reference to their own tax situation.

     The Portfolios will each elect to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from Federal income tax on its net investment income (i.e., its investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of net investment income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investment in such stock, securities, or currencies (the "Income Requirement").

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

     Distributions of net investment income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any taxable distribution from the Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     Each Portfolio intends to distribute to shareholders all of its net capital gain for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

     It is expected that distributions from each of the Portfolios will generally not qualify for the "dividends received" deduction for corporate shareholders. In addition, it is expected that dividends and certain interest income earned by the Portfolios from foreign securities will be subject to foreign withholding taxes or other taxes. If more than 50% of the value of a Portfolio's total assets at the close of the taxable year in question consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If this election were made, the amount of such foreign taxes paid by a Portfolio would be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and subject to applicable limitations each shareholder generally would be entitled either (a) to credit a proportionate amount of such taxes against U.S. Federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. income. It is uncertain whether either Portfolio will meet the test stated above necessary to make this tax election. In certain circumstances, a shareholder that (i) has held shares of a Portfolio for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. A Portfolio must also meet this holding period requirement with respect to its foreign securities in order to flow through "creditable" taxes.

     If a Portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), such Portfolio may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Portfolio. Alternatively, a Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).

     Ordinary income of individuals will be taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains of individuals are taxed at a maximum rate of 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum nominal rate of 35%. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

     Each Portfolio may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the

Portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

     If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of a Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolios intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     A Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

     Shareholders will be advised annually as to the federal income tax consequences of distributions made by a Portfolio each year.

     The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the federal income tax consequences described above.

                    ADDITIONAL INFORMATION CONCERNING SHARES

     Each share of a Portfolio has a par value of $.001, represents a pro rata interest in that Portfolio with each other share of the same class and is entitled to the dividends and distributions earned on that Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by investment portfolio or class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act).

     Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of Portfolio or class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

     There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund will be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

     The proceeds received by the Portfolios for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of the Portfolios will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund.

     The Fund's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

                                 MISCELLANEOUS

     Counsel. The law firm of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, serves as the Fund's counsel.

     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

     Shareholder Ownership. The name, address and percentage ownership of each person that on January 25, 2001 owned of record or beneficially 5% or more of BlackRock Strategic Portfolio I is as follows: Alltel Fixed Income Portfolio, c/o BlackRock Financial Management, 101 East 52nd Street, 7th Floor, New York, NY 10022, 30.08%; Federated Dept. Stores, c/o BlackRock Financial Management, 101 East 52nd Street, 7th Floor, New York, NY 10022, 28.01%; Ball Corporation, Salaried Pension Plan, c/o BlackRock Financial Management, 101 East 52nd Street, 7th Floor, New York, NY 10022, 9.95%; Ametek Inc., c/o BlackRock Financial Management, 101 East 52nd Street, 7th Floor, New York, NY 10022, 6.76% and Abington Memorial Hospital, c/o BlackRock Financial Management,
101 East 52nd Street, 7th Floor, New York, NY 10022, 6.08%.

     On January 8, 2001, PNC Bank held of record approximately 74.65% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by The PNC Financial Services Group, Inc., a publicly-held bank holding company.

     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BlackRock, BAI, PFPC and PNC Bank are subject to such banking laws and regulations.

     BlackRock, BAI, PFPC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Trustees would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would be subject to shareholder approval.

     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding shares" means, with respect to the approval of a Portfolio's investment advisory agreement or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of that Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio.

                              FINANCIAL STATEMENTS

     The audited financial statements for BlackRock Strategic Portfolio I contained in its Annual Report to Shareholders for the period ended September 30, 2000 (the "2000 Annual Report") are incorporated by reference in this Statement of Additional Information. No other parts of the 2000 Annual Report are incorporated by reference herein. The financial statements included in the 2000 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                             SHAREHOLDER INQUIRIES

     Shareholder inquiries may be directed to BlackRock at 212-754-5560.

                                   APPENDIX A

Commercial Paper Ratings
------------------------

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the highest rating category used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the highest rating category used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the highest rating category used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the highest rating used by Thomson
BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the highest rating category used by IBCA for short-term debt ratings:

          "A1+" - Obligations possess a particularly strong credit feature and are supported by the highest capacity for timely repayment.

          "A1" - Obligations are supported by the highest capacity for timely repayment.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

          The following summarizes the "investment grade" ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the "investment grade" ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

          Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1 and Baa1.

          The following summarizes the "investment grade" long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the "investment grade" rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the "investment grade" rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the highest rating used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the highest rating by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

          As stated in the Prospectus, the Portfolios may enter into certain futures transactions. Such transactions are described in this Appendix.

I.   Interest Rate Futures Contracts
     -------------------------------

          Use of Interest Rate Futures Contracts.  Bond prices are established
          --------------------------------------
in both the cash market and the futures market.   In the cash market, bonds are
purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, as an example, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Portfolio could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Portfolio, by using futures contracts.

          Description of Interest Rate Futures Contracts.  An interest rate
          ----------------------------------------------
futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Portfolio entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

          A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

          With regard to each Portfolio, the Adviser also anticipates engaging in transactions, from time to time, in foreign index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).


II.  Index Futures Contracts
     -----------------------

          A securities index assigns relative values to the securities included in the index, which fluctuates with changes in the market values of the securities included. Some index futures contracts are based on broad market indexes, while other futures contracts are based on narrower market indexes segment. As an example, a Portfolio might sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio might do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio might purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Portfolio might utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings.

III.  Futures Contracts on Foreign Currencies
      ---------------------------------------

          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars (or another currency). Foreign currency futures may be used by a Portfolio to hedge against exposure to fluctuations in exchange rates between different currencies arising from multinational transactions, as well as for other purposes as described in the Prospectus.

IV.  Margin Payments
     ---------------

          Unlike purchase or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with the broker or segregate with a custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts
    ------------------------------------------

          There are several risks in connection with the use of futures by a Portfolio. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of any instruments which are the subject of a hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

          When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.
The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Successful use of futures by a Portfolio is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

VI.  Options on Futures Contracts
     ----------------------------

          A Portfolio may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying securities or currencies, an option may or may not be less risky than ownership of the futures contract or such securities or currencies. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  Other Matters
      -------------

          Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                               BLACKROCK FUNDS/SM/

                                      THE

                        MULTI-SECTOR MORTGAGE SECURITIES

                                  PORTFOLIO IV

     This Prospectus relates to shares of the Multi-Sector Mortgage Securities Portfolio IV (the Portfolio) of BlackRock FundsSM (the Fund).

                                   PROSPECTUS

                               TABLE OF CONTENTS

Risk/Return Summary:  Investments And Risks..   2
Risk/Return Summary:  Fee Table..............   7
Additional Strategies........................   8
Management...................................  11
Purchase And Redemption Of Shares............  12
Net Asset Value..............................  13
Dividends And Distributions..................  13
Taxes........................................  14
Financial Highlights.........................  15

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                       January 28, 2001

RISK/RETURN SUMMARY:  INVESTMENTS AND RISKS

Investment Objective of the Portfolio

     The Portfolio's investment objective is to seek the highest total return by investing primarily in Commercial Mortgage-Backed Securities. The investment objective may be changed by the Fund's Board of Trustees without shareholder approval.

Main Investment Strategies of the Portfolio

     Mortgage-Backed Securities. The Portfolio seeks the highest total return by investing in a variety of debt securities whose principal and interest payments are tied to payments on underlying mortgage loans (Mortgage-Backed Securities). The Portfolio has a concentration in Mortgage-Backed Securities related to mortgage loans on income producing commercial and multi-family properties (Commercial Mortgage-Backed Securities or CMBS) and will normally invest at least 65% of its total assets in such securities.

     Commercial Mortgage-Backed Securities come in different classes that have different risks. The Portfolio may invest in lower, or junior, classes of CMBS which may have a rating below investment grade and therefore are riskier investments than higher rated securities. The Portfolio intends to invest in CMBS issued by private issuers as well as governmental agencies.

     The Portfolio also may invest up to 5% of its total assets in Mortgage-Backed Securities which are related to mortgage loans on residential properties (Residential Mortgage-Backed Securities).

     The Portfolio will invest its holdings of CMBS among different types of industries, properties and geographic regions in order to seek to reduce risk.

     Project Loans. The Portfolio may invest up to 15% of its total assets in project loans (Project Loans), which are fixed income securities of issuers whose revenues are primarily derived from mortgage loans to multi-family, nursing home and other real estate development projects. The principal payments on these mortgage loans will be insured by agencies and authorities of the U.S. Government.

     U.S. Government and Money Market Securities. In addition to investing in Mortgage-Backed Securities issued or guaranteed by the U.S. Treasury or agencies and authorities of the U.S. Government, the Portfolio may invest in U.S. Treasury and agency securities that are not Mortgage-Backed Securities (U.S. Government Securities). The Portfolio also may invest in money market securities during temporary defensive periods and in order to keep cash on hand fully invested. Except during such temporary defensive periods, the Portfolio will invest no more than a total of 20% of its total assets in U.S. Government Securities and money market securities.

     REITs and REOCs. The Portfolio may invest up to 20% of its total assets in debt securities of (i) real estate investment trusts (REITs), which are pooled investment vehicles that invest mainly in income producing real estate, and (ii) real estate operating companies (REOCs), which are companies that develop and/or manage real estate in which they have an ownership interest. The Portfolio may only purchase REIT and REOC securities if they are rated investment grade at the time of investment by at least two of Fitch, Standard & Poor's or Moody's (Rating Agencies).

     Ratings of Portfolio Securities. The weighted average credit quality of the Portfolio will not be less than BBB+. The Portfolio generally will invest in securities that are rated BBB (or Baa) or higher at the time of investment by at least two Rating Agencies. Securities rated BBB (or Baa) are generally considered investment grade, but they also are considered speculative and do carry some risks. The Portfolio may invest up to 10% of its total assets in split rated securities. The Portfolio may also invest up to an aggregate of 10% of its total assets in (i) securities (other than "interest only" securities) rated BB (or Ba) at the time of investment by at least two Rating Agencies and
(ii) "interest only" securities. Investment grade securities are securities rated in the four highest categories by at least one of the major rating agencies or determined by the portfolio manager to be of similar quality. Generally, the higher the rating of the bond, the higher the likelihood that interest and principal payment will be made on time.

     Other Main Strategies. The Portfolio will try to maintain a duration for its investments of between four and eight years. The Portfolio may invest in futures, options and interest rate swaps, commonly known as derivatives, only for hedging and to help maintain the interest rate risk of the Portfolio within the target duration range. An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a specific date. The Portfolio may, to a limited extent, also purchase illiquid securities.

     The Portfolio can borrow money to buy additional securities. This practice is known as "leverage." The Portfolio may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the Portfolio sells securities and agrees to buy them back at a particular date and price). The Portfolio normally may borrow up to 33(alpha)% of the value of its total assets.

     The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Higher than normal portfolio turnover may result in increased transaction costs to the Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect the Portfolio's performance.

     The Portfolio may from time to time take temporary defensive positions that are inconsistent with the Portfolio's principal investment strategies in response to adverse market, economic, political or other conditions. This may result in the Portfolio's inability to meet its investment objectives.

     When determining what securities to purchase and sell, the portfolio manager considers the relative risk versus the potential reward of owning a security. Other factors reviewed when evaluating a security for purchase or sale, among other things, are the credit, interest rate and prepayment risk, as well as general market conditions. The portfolio manager also considers how the purchase or sale will affect the Portfolio's duration relative to the benchmark index and what the relative value of a fixed income sector or sub-sector is compared to another fixed income sector or sub-sector. In addition, the portfolio manager conducts intense credit analysis and review of each security purchased or sold.

     In addition to examining the relative value of the investments, the portfolio manager's approach to investments for the Portfolio includes interaction with rating agencies, extensive review of due diligence by underwriters and rating agencies, confirmation of debt service coverage ratios and stress testing of security cash flows.

Main Risks of Investing in the Portfolio

     As with all mutual funds, the loss of money is a risk of investing in the Portfolio. The following are also some of the risks of investing in the Portfolio.

     Interest Rate Risk. All fixed income securities are subject to the risk that as interest rates increase, the value of the securities decrease, and as interest rates decrease, the value of the securities increase. Changes in interest rates generally affect the values of securities with longer maturities more than the values of securities with shorter maturities. Mortgage-Backed Securities in general, and "interest only" securities in particular, may be particularly volatile if interest rates change. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time.

     Commercial Mortgage-Backed Securities.    Investments in CMBS, especially
lower rated securities, involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. The risks associated with the real estate industry are even more significant for the Portfolio due to its concentration in Mortgage-Backed Securities. These risks are heightened in the case of CMBS related to a relatively small pool of commercial mortgage loans.
In addition, the underlying commercial properties may not be able to continue to generate cash to meet their expenses due to a variety of economic conditions.
If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay the commercial mortgage loans underlying CMBS will typically depend upon the future availability of financing and the stability of real estate values.

     For most commercial mortgage loans, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related CMBS will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the related CMBS may be hurt.

     Junior classes of Mortgage-Backed Securities protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. Because the Portfolio intends to invest in junior classes of CMBS, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Portfolio may suffer significant losses.

     Investments in Mortgage-Backed Securities also carry the risk that borrowers generally may prepay the principal on the underlying loans at any time without penalty. To the extent that borrowers prepay their loans, the length of the loan will be reduced, and the Mortgage-Backed Security related to the loan will have a lower yield. Loans are more likely to be repaid in periods of low or declining interest rates and therefore the proceeds are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This may result in a lower return on the Portfolio's investment. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. Prepayments have increased significantly in recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace.

     Residential Mortgage-Backed Securities. Investments in Residential Mortgage-Backed Securities involve the same risks that affect CMBS discussed above. The prepayment risk may be heightened for Residential Mortgage-Backed Securities.

     Project Loans. The ability of issuers of Project Loans to make interest and principal payments will be affected by events and conditions affecting financed projects generally. These include, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, tax increases, the costs of labor, utility and other operating expenses, the managerial ability of project managers, changes of laws and governmental regulations and general economic conditions in the locality where the project is being built.

     Lower Rated Securities. Generally, lower rated securities, which are commonly referred to as "junk bonds," offer a higher return potential than higher rated securities but involve greater risks. The Portfolio may invest in securities with a BB (or Ba) rating. Securities rated BB (or Ba) have lower short-term prospects of default than lower rated securities, but they face major uncertainties regarding payment of principal and interest in times of economic difficulty and have higher prospects of default than investment grade securities. Lower rated securities may be less liquid than higher rated securities and carry substantial risks with respect to their capacity to pay interest and repay principal. An economic downturn could cause a decline in the price of these securities because such a downturn could hurt the ability of borrowers underlying the Mortgage-Backed Securities to make principal and interest payments. Issuers of lower rated securities are often less financially stable than issuers of investment grade securities. The markets for these securities may move up and down significantly and may react strongly to legislative and regulatory developments. The costs attributable to investing in lower rated securities are usually higher for several reasons, such as higher investment research costs and higher transaction costs.

     In addition, securities rated in the fourth highest category by the rating agencies are considered investment grade but they are also considered speculative, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

     REITs and REOCs. The value of the Portfolio's investments in REITs will be affected by the value of the underlying properties. The value of REIT securities may decline when interest rates rise. REOCs are subject to the general risks of real estate ownership, including losses due to a downturn in the real estate market and uninsured casualty losses.

     Illiquid Securities.    Liquidity of a security refers to the ability to
easily dispose of it and the price to be obtained, and does not necessarily refer to the likelihood of receipt of principal or interest payments. Illiquid securities may be worth less than comparable, more liquid investments. The Portfolio intends to acquire Mortgage-Backed Securities which may be considered illiquid because they are not registered under the federal securities laws, contractual restrictions on transfer apply or they are part of a small issue. The Portfolio may purchase securities offered in private placements or under Rule 144A of the Securities Act of 1933, which may also be illiquid. If a security is illiquid, the Portfolio may not be able to dispose of it at the time or price which it would like.

     Derivatives. The Portfolio's use of derivatives may reduce returns and/or increase volatility. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

     Non-diversified Status. The Portfolio is a "non-diversified" fund, which allows it to invest more than 5% of its assets in the obligations of any single issuer, subject only to certain requirements under tax laws. Because it can invest in the obligations of a smaller number of issuers, the Portfolio may be more at risk than a more widely diversified fund to any single economic, political or regulatory event which harms one or more of those issuers.

     General. An investment in the Portfolio is not a deposit of PNC Bank, National Association or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

RISK/RETURN SUMMARY:  FEE TABLE

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Advisory fees.................................................................................       .25%
Other expenses................................................................................       .38%
Total Portfolio operating expenses............................................................       .63%
Fee Waivers and expense reimbursements(a).....................................................       .26%
Net expenses(a)...............................................................................       .37%

_______________
(a) BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Portfolio expenses to .12% of average daily net assets and "Total Portfolio operating expenses" at .37% until February 1, 2002. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                         One             Three
                                                                                        Year             Years
                                                                                        ----             -----
Multi-Sector Mortgage Securities Portfolio IV....................................        $38             $176

ADDITIONAL STRATEGIES

Diversification. The Portfolio will seek to diversify its holdings of CMBS among different types of industries, properties and geographic regions in order to seek to reduce risk. Therefore, the Portfolio will not buy a CMBS if:

IMPORTANT DEFINITIONS

Portfolio Collateral Pool: The Portfolio relies on monthly reports prepared by the trustee for each of its CMBS which break out each mortgage loan remaining in the collateral pool for each CMBS issue by property type. The percentage for each property type is calculated by using scheduled principal balances of the mortgage loans. The Portfolio then multiplies the value of each of its CMBS as most recently determined by these percentages reported for each property type to produce a picture of the total collateral pool (the Portfolio Collateral Pool) by property type. Note that the percentages used by the Portfolio in these calculations:

* are produced by another party and not independently verified by the Portfolio;
* are only updated once a month; and
* are based on the outstanding principal amounts, rather than the market values, of the underlying mortgage loans.

Property Type: The collateral underlying each CMBS is classified from descriptions of each mortgage loan provided by the underwriter or trustee by property type and reported to the Portfolio. These property types currently are broken out as follows:

*  multi-family properties and cooperative apartments;
*  industrial and warehouse properties;
*  office buildings;
*  retail space and shopping malls;
*  hotels and motels;
*  nursing homes and senior living centers;
*  restaurants and other franchise businesses;
*  hospitals;
*  mobile home parks;
*  self-storage centers;
*  mixed retail and office properties; and
*  agricultural properties.

(a) The purchase would cause the Portfolio to own more than 25% of any one CMBS issue.

(b) The purchase would cause more than 25% of the Portfolio's net assets to be invested in CMBS relating to obligations of a single borrower regarding a single asset.

(c) The purchase would cause more than 10% of the Portfolio's net assets to be invested in any one CMBS issue.

(d) The purchase would cause more than 50% of the Portfolio Collateral Pool to consist of a single property type.

(e) More than 5% of the collateral underlying that issue consists of agricultural properties.

(f) The purchase would cause more than 25% of the Portfolio Collateral Pool to consist of properties located in any one state of the United States, except that up to 30% of the Portfolio Collateral Pool may consist of properties located in California.

(g) Immediately after that purchase, for any one property type constituting collateral underlying that issue:

     (i) If that property type represents more than 25% of the Portfolio Collateral Pool, more than 25% of that property type (as a percentage of the total amount of that property type in the Portfolio Collateral
          Pool) would be located in any one state of the United States;

     (ii) If that property type represents more than 20% up to and including 25% of the Portfolio Collateral Pool, more than 30% of that property type (as a percentage of the total amount of that property type in the Portfolio Collateral Pool) would be located in any one state of the United States;

    (iii) If that property type represents more than 15% up to and including
          20% of the Portfolio Collateral Pool, more than 35% of that property type (as a percentage of the total amount of that property type in the Portfolio Collateral Pool) would be located in any one state of the United States;

     (iv) If that property type represents more than 10% up to and including 15% of the Portfolio Collateral Pool, more than 45% of that property type (as a percentage of the total amount of that property type in the Portfolio Collateral Pool) would be located in any one state of the United States; and

      (v) If that property type represents 10% or less of the Portfolio Collateral Pool, more than 50% of that property type (as a percentage of the total amount of that property type in the Portfolio Collateral
          Pool) would be located in any one state of the United States.

     In applying the above diversification limits, securities that are backed by the same collateral pool are treated as a single issue.

     Ratings of Portfolio Securities. The weighted average credit quality of the Portfolio will not be less than BBB+. U.S. Government Securities are assigned an AAA (or Aaa) rating.

     To be eligible for purchase by the Portfolio, securities must be U.S. Government Securities or rated by at least two Rating Agencies. In addition:

          1. Except as otherwise provided in 2 and 3 below, the Portfolio will invest only in securities that are rated BBB (or Baa) or higher at the time of investment by at least two Rating Agencies. All investments in "interest only" securities (which are debt securities that receive only the interest payments on an underlying debt) that are components of CMBS must meet these ratings requirements. Securities rated BBB (or Baa) are generally considered investment grade, but they also are considered speculative and do carry some risks.

          2. The Portfolio may invest up to 10% of its total assets in split rated securities. The Portfolio will consider a security to be split rated if it is rated BBB (or Baa) (or higher) by at least one Rating Agency and BB (or Ba) by at least one other Rating Agency at the time of investment. The Portfolio may not invest in split rated "interest only" securities. Split rated securities will not be considered to be rated BB (or Ba) for the purposes of the limitation referred to in 3 below.

          3. The Portfolio may invest up to an aggregate of 10% of its total assets in (i) securities (other than "interest only" securities) rated BB (or Ba) at the time of investment by at least two Rating Agencies and (ii) "interest only" securities.

          4. The Portfolio may not invest in securities rated lower than BB (or Ba) by any Rating Agency nor in any money market instruments which are not rated at least A-2 or P-2 by at least two Rating Agencies.

     If any security held by the Portfolio is downgraded by one or more Rating Agencies such that the Portfolio would not be able at that time to make an investment in such security, then the Portfolio will sell such security within 60 days after such downgrade.

     Additional Information About Strategies. The Portfolio will try to maintain a duration for its investments of between four and eight years. Duration is a mathematical calculation of the average life of a debt security that serves as a measure of its price risk. Each year of duration represents an expected 1% change in the price of a security for every 1% change in interest rates. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

     The Portfolio may invest in futures, options and interest rate swaps, commonly known as derivatives. The Portfolio will use derivatives only for hedging and to help maintain the interest rate risk of the Portfolio within the target duration range.

     The Portfolio may purchase securities offered in private placements and under Rule 144A of the Securities Act of 1933. These securities may be illiquid. The Portfolio will invest no more than 15% of its net assets in illiquid securities. The portfolio manager monitors the Portfolio's investments in illiquid securities to ensure that such investments will not exceed 15% of its net assets.

     In determining which Mortgage-Backed Securities the Portfolio will purchase and when it will sell those securities, the Portfolio's investment adviser will consider, among other factors, the following: characteristics of the underlying mortgage loans; characteristics of the underlying properties; terms of the securities; and structural participants such as administrators and servicers.
In addition, the adviser will interact with rating agencies, review due diligence done by underwriters and rating agencies, and do its own analysis of the relative value of the securities and general economic conditions.

     Percentage Limitations. For the purposes of the foregoing investment strategies and related percentage limitations (aside from investments in illiquid securities, which may not at any time exceed 15% of the Portfolio's net assets), if the Portfolio's asset composition exceeds 110% of a percentage limitation for any reason, the Portfolio will take such actions as may be necessary so that within 60 days after the occurrence of such excess the relevant percentage limitation is again satisfied.

MANAGEMENT

Adviser

     BlackRock Financial Management, Inc. (BlackRock or the Adviser) serves as investment adviser to the Portfolio. BlackRock is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc. BlackRock (formerly
BlackRock Financial Management L.P.) was organized in 1988.   The principal
business address of BlackRock is 345 Park Avenue, New York, New York 10154. BlackRock provides asset management services with respect to U.S. and foreign fixed income instruments. As adviser, BlackRock is responsible for the day-to-day management of the Portfolio, and generally makes all purchase and sale decisions regarding the investments made by the Portfolio. BlackRock also provides research and credit analysis as well as certain other services.

     Keith Anderson and Mark S. Warner are the persons primarily responsible for the day-to-day management of the Portfolio's investments.

     Keith Anderson is a Managing Director, Chief Investment Officer, Fixed Income and Co-head of the Fixed Income Operating Committee at BlackRock. In addition, Mr. Anderson co-chairs the Investment Strategy Group and he is a member of the firm's Management Committee. Mr. Anderson has primary responsibility for managing client portfolios and for acting as a specialist in the government and mortgage sectors. His areas of expertise include Treasuries, agencies, futures, options, swaps and a wide range of traditional and non-traditional mortgage securities. Mr. Anderson founded BlackRock in 1988 and has been a co-manager of the Portfolio since its inception.

     Mark S. Warner, CFA, is a Director of BlackRock with primary responsibility for managing client portfolios. Mr. Warner specializes in investing in the commercial mortgage and non-agency residential mortgage sectors. Mr. Warner has been a co-manager of the Portfolio since its inception. Prior to joining BlackRock in 1993, Mr. Warner was a Director in the Capital Markets Unit of the Prudential Mortgage Capital Company. Mr. Warner joined the Prudential Mortgage Capital Company in 1987.

     For the services provided and expenses assumed by it, BlackRock is entitled to receive from the Portfolio a fee computed daily and payable monthly at an annualized rate of .25% of the Portfolio's average daily net assets. BlackRock may waive a portion of its advisory fee.

Administrators

     BlackRock Advisors, Inc., whose principal business address is 345 Park Avenue, New York, New York 10154, and PFPC Inc. (PFPC), whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, serve as the Fund's administrators. BlackRock Advisors, Inc. is an indirect majority-owned subsidiary, and PFPC is an indirect wholly-owned subsidiary, of The PNC Financial Services Group, Inc. The administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting.

Transfer Agent, Dividend Disbursing Agent and Custodian

     PFPC Trust Company, whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent.

PURCHASE AND REDEMPTION OF SHARES

Distributor

     Shares of the Portfolio are offered on a continuous basis for the Fund by its distributor, BlackRock Distributors, Inc. (BDI or the Distributor). The Distributor is a registered broker/dealer with principal offices at 3200 Horizon Drive, King of Prussia, PA 19406.

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the Investment Company Act of 1940 (the 1940 Act). The Fund is not required or permitted under the Plan to make distribution payments with respect to the Portfolio's Shares. However, the Plan permits BDI, BlackRock, PFPC and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them which, subject to applicable NASD regulations, may include contributions to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsorship of various educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash.

Purchase of Shares

     Shares of the Portfolio are offered without a sales load on a continuous basis to institutional buyers at the net asset value per share of the Portfolio next determined after an order and payment are received in proper form by PFPC. Dividends will commence accruing on Shares once they are "settled" (i.e., once the Portfolio has received payment in Federal funds or has received securities or other property for the Shares). Shares may be purchased on any Business Day. A "Business Day" is any weekday that the New York Stock Exchange (the NYSE) is open for business. Purchase orders may be made by telephoning PFPC at (800) 441-7762. The Fund may in its discretion reject any order for Shares.

     Payment for Shares normally must be made in Federal funds or other funds immediately available to the Fund's custodian. In addition, BlackRock in its sole discretion may accept securities or other property as payment for Shares. Such securities or other property will be valued in accordance with the procedures described below under "Net Asset Value." Normally, payments for Shares should be received by PFPC no later than 12:00 Noon (Eastern Time).

Redemption of Shares

     Redemption orders may be made by telephoning PFPC at (800) 441-7762. Shares are redeemed at the net asset value per share of the Portfolio next determined after PFPC's receipt of the redemption request in proper order, and dividends will not accrue on Shares after the day on which a redemption order for the Shares settles (i.e., the day the shareholder receives the redemption proceeds for the Shares). The Fund, PFPC, BlackRock and the Distributor will use reasonable procedures to confirm that telephone instructions are genuine. The Fund and its service providers will not be liable for any loss or expense for acting upon telephone instructions that they reasonably believed to be genuine.

     The date on which a redemption request is received will be the redemption date unless the redemption request specifies a particular date in the future for its effectiveness. The Fund will pay all redemption requests made with at least 30 days' advance notice in cash. If a shareholder is unable to contact PFPC by telephone, it may also deliver the redemption request to PFPC by mail at 400 Bellevue Parkway, Wilmington, DE 19809.

     The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of Shares) for such periods as are permitted under the 1940 Act, such as when trading is halted or restricted on the NYSE or under other emergency conditions. The Fund may also redeem Shares involuntarily or make payment for redemption in securities (some of which may not be liquid) or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act, provided that all involuntary redemptions will be paid in cash and the Fund's right to redeem Shares in securities or other property will only apply to those redemption requests not made with at least 30 days' advance notice.

NET ASSET VALUE

     The net asset value for the Portfolio is calculated as of the close of trading on the NYSE (currently 4:00 p.m. Eastern Time) on (i) Thursday of each week (to the extent such day is a Business Day) and (ii) each Business Day on which a purchase or redemption order is received. Net asset value is calculated by adding the value of all its securities, cash and other assets, subtracting the liabilities and dividing by the total number of Shares outstanding. The net asset value per Share of the Portfolio is determined independently of the Fund's other portfolios. Net asset value will not be calculated on days when the NYSE is not open for business.

     The value of securities held by the Portfolio is based upon market quotations or, if market quotations are not readily available, the securities are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees. The Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities.

DIVIDENDS AND DISTRIBUTIONS

     The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. For dividend purposes, the Portfolio's investment income available for distribution to shareholders is reduced by expenses directly attributable to the Portfolio and the general expenses of the Fund prorated to the Portfolio on the basis of its relative net assets. All distributions are paid in cash unless a shareholder elects to have its distributions reinvested at net asset value in the form of additional full and fractional Shares of the Portfolio. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. The net investment income of the Portfolio is declared daily. All such dividends are paid not later than ten days after the end of each month and at the time of redemption of all of a shareholder's Shares in the Portfolio. Net realized capital gains, if any, will be distributed by the Portfolio at least annually.

TAXES

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

     The Portfolio intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Portfolio holds its assets). The Portfolio's distributions, whether received in cash or reinvested in additional shares of the Portfolio, may be subject to Federal income tax.

     Distributions paid out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his Shares and whether such gain was reflected in the price paid for the Shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

     The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in December of any year payable to shareholders of record on a specified date in December will be deemed to have been received by the shareholders on December 31 of such year, provided the dividends are paid during January of the following year.

     A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of Portfolio Shares.

     Future legal developments may affect the tax consequences of investing in the Portfolio. Shareholders are urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the Federal income tax consequences described above. Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment and should consult their tax advisers.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

     The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

     Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

FINANCIAL HIGHLIGHTS

     The following financial information shows Multi-Sector Mortgage Securities Portfolio IV's performance for the period indicated, has been derived from the financial statements incorporated by reference into the Statement of Additional Information and has been audited by the Portfolio's independent accountants, PricewaterhouseCoopers LLP. Certain information reflects results for a single share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes reinvestment of all dividends and distributions. Additional information about the performance of the Portfolio, including the auditor's reports, is contained in the Portfolio's annual report. Both the Statement of Additional Information and the annual report may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus. During the period shown, the Portfolio offered one class of shares to institutional investors.

            BlackRock Multi-Sector Mortgage Securities Portfolio IV

                                                                   5/15/00(a) Through
                                                                        9/30/00
                                                                   ------------------
For a share outstanding throughout the period:

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period................                       $ 10.00
                                                                           -------

Net investment income...............................                          0.26

Net realized and unrealized gain on investments.....                          0.48
                                                                           -------

Net increase from investment operations.............                          0.74
                                                                           -------

Distributions from net investment income............                         (0.26)

Distributions from net realized gains...............                            --
                                                                           -------

Total dividends and distributions...................                         (0.26)

Net asset value, end of period......................                       $ 10.48
                                                                           -------

TOTAL RETURN........................................                          7.46%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)............                       $93,590

Ratio of expenses to average net assets.............                          0.37%(b)
Ratio of expenses to average net assets (excluding                            0.37%(b)
 interest expense)..................................
Ratio of expenses to average net assets (excluding                            0.63%(b)
 waivers)...........................................

Ratio of net investment income to average net assets                          7.19%(b)
Ratio of net investment income to average net assets                          7.45%(b)
(excluding waivers).................................

Portfolio turnover..................................                           182%

==================================================================================

(a)  Commencement of investment operations.

(b)  Annualized.

     The information above represents audited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.

     A Statement of Additional Information (SAI) includes additional information                    The Multi-Sector
about the Portfolio. Additional information about the Portfolio's investments is                        Mortgage
available in the Fund's annual and semi-annual reports to shareholders. In the                         Securities
Fund's annual report, you will find a discussion of the market conditions and                         Portfolio IV
investment strategies that significantly affected the Portfolio's performance                        Institutional
during its last fiscal year. The current SAI and the Fund's annual and                                   Class
semi-annual reports to shareholders may be obtained free of charge from the Fund by calling (800) 441-7762. Shareholder inquiries also may be made at this number. The SAI, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at
http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Public Reference Section of the SEC,
Washington, D.C. 20549-0102.



Investment Adviser
BlackRock Financial Management, Inc.                                                                    Prospectus
New York, New York

Administrator
BlackRock Advisors, Inc.
New York, New York

Administrator and Transfer Agent
PFPC Inc.
Wilmington, Delaware

Distributor
BlackRock Distributors, Inc.
King of Prussia, Pennsylvania

Counsel
Simpson Thacher & Bartlett
New York, New York

Independent Accountants
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

                                                                                                      January 28, 2001

Investment Company Act File
No. 811-05742.

                               BLACKROCK FUNDSSM

                      STATEMENT OF ADDITIONAL INFORMATION

                 MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO IV

     This Statement of Additional Information provides supplementary information pertaining to Institutional Shares ("Shares") representing interests in the Multi-Sector Mortgage Securities Portfolio IV (the "Portfolio") of BlackRock FundsSM (the "Fund"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Fund relating to the Portfolio dated January 28, 2001, as amended from time to time (the "Prospectus"). The Prospectus may be obtained from the Fund's distributor by calling toll-free (800) 441-7379. This Statement of Additional Information is dated January 28, 2001. Terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

                               Table of Contents

Page
THE FUND......................................................................................    2
INVESTMENT OBJECTIVE AND POLICIES.............................................................    2
INVESTMENT RESTRICTIONS.......................................................................   21
TRUSTEES AND OFFICERS.........................................................................   22
INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICING ARRANGEMENTS..................   27
PORTFOLIO TRANSACTIONS........................................................................   30
PURCHASE AND REDEMPTION INFORMATION...........................................................   32
VALUATION OF PORTFOLIO SECURITIES.............................................................   33
PERFORMANCE INFORMATION.......................................................................   33
TAXES.........................................................................................   37
ADDITIONAL INFORMATION CONCERNING SHARES......................................................   39
MISCELLANEOUS.................................................................................   41
APPENDIX A....................................................................................  A-1
APPENDIX B  GENERAL CHARACTERISTICS AND RISKS OF ADDITIONAL INVESTMENT MANAGEMENT TECHNIQUES..  B-1

                                    THE FUND

     The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. Effective January 31, 1998, the Fund changed its name from Compass Capital FundsSM to BlackRock FundsSM. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in 40 investment portfolios. For information regarding other portfolios of the Fund, contact the Distributor by phone at (800) 998-7633.

                       INVESTMENT OBJECTIVE AND POLICIES

     For a description of the objective and policies of the Portfolio, see "Risk/Return Summary: Investments and Risks" and "Additional Main Strategies" in the Prospectus. In accordance with the applicable provisions of the 1940 Act the Portfolio will maintain with its custodian a segregated account of liquid assets to the extent the Portfolio's obligations require segregation from the use of investment practices listed below. The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

Mortgage-Backed Securities

     Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities are generally multi-class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multi-family properties and cooperative apartments, hotels and motels, nursing homes, hospitals, senior living centers, restaurants, mobile home parks and self-storage centers. The commercial mortgage loans that underlie Commercial Mortgage-Backed Securities have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Unlike most single family residential mortgages, commercial real property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination. This difference in prepayment exposure is significant due to extraordinarily high levels of refinancing of traditional residential mortgages experienced over the past years as mortgage rates reached 25 year lows. Assets underlying Commercial Mortgage-Backed Securities may relate to only a few properties or to a single property. See "Risk Factors Relating to Mortgage-Backed Securities."

     Commercial Mortgage-Backed Securities have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored Commercial Mortgage-Backed Securities offerings include owners of commercial properties, originators of and investors in mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The Portfolio may from time to time purchase Commercial Mortgage-Backed Securities directly from issuers in negotiated transactions or from a holder of such Commercial Mortgage-Backed Securities in the secondary market.

     Commercial Mortgage-Backed Securities generally are structured to protect the senior class investors against potential losses on the underlying mortgage loans. This is generally provided by the subordinated class investors, which may be included in the Portfolio, by taking the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes, including the subordinated classes in which the Portfolio intends to invest, may include issuer guarantees, reserve funds, additional subordinated securities, cross-collateralization, over-collateralization and the equity investors in the underlying properties.

     By adjusting the priority of interest and principal payments on each class of a given Commercial Mortgage-Backed Security, issuers are able to issue senior investment grade securities and lower rated or non-rated subordinated securities tailored to meet the needs of sophisticated institutional investors. In general, subordinated classes of Commercial Mortgage- Backed Securities are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such subordinated classes are subject to a substantially greater risk of nonpayment than are senior classes of Commercial Mortgage-Backed Securities. Even within a class of subordinate securities, most Commercial Mortgage-Backed Securities are structured with a hierarchy of levels (or "loss positions"). Loss positions are the order in which non-recoverable losses of principal are applied to the securities within a given structure. For instance, a first loss subordinate security will absorb any principal losses before any higher loss position subordinate security. This type of structure allows a number of classes of securities to be created with varying degrees of credit exposure, prepayment exposure and potential total return.

     Subordinated classes of Commercial Mortgage-Backed Securities have more recently been structured to meet specific investor preferences and issuer constraints and have different priorities for cash flow and loss absorption. As previously discussed, from a credit perspective, they are structured to absorb any credit-related losses prior to the senior class. The principal cash flow characteristics of subordinated classes are designed to be among the most stable in the Mortgage-Backed Securities market, the probability of prepayment being much lower than with traditional Residential Mortgage-Backed Securities. This characteristic is primarily due to the structural feature that directs the application of principal payments first to the senior classes until they are retired before the subordinated classes receive any prepayments. While this serves to enhance the credit protection of the senior classes, it produces subordinated classes with more stable average lives. Subject to the applicable provisions of the 1940 Act and to the terms of the Prospectus, there are no limitations on the classes of Commercial Mortgage-Backed Securities in which the Portfolio may invest. Accordingly, in certain circumstances, the Portfolio may recover proportionally less of its investment in a Commercial Mortgage-Backed Security than the holders of more senior classes of the same Commercial Mortgage-Backed Security.

     The rating assigned to a given issue and class of Commercial Mortgage-Backed Securities is a product of many factors, including the structure of the security, the level of subordination, the quality and adequacy of the collateral, and the past performance of the originators and servicing companies. The rating of any Commercial Mortgage-Backed Security is determined to a substantial degree by the debt service coverage ratio (i.e., the ratio of current net operating income from the commercial properties, in the aggregate, to the current debt service obligations on the properties) and the LTV ratio of the pooled properties. The amount of the securities issued in any one rating category is determined by the rating agencies after a rigorous credit rating process which includes analysis of the issuer, servicer and property manager, as well as verification of the LTV and debt service coverage ratios. LTV ratios may be particularly important in the case of commercial mortgages because most commercial mortgage loans provide that the lender's sole remedy in the event of a default is against the mortgaged property, and the lender is not permitted to pursue remedies with respect to other assets of the borrower. Accordingly, loan-to-value ratios may, in certain circumstances, determine the amount realized by the holder of the Commercial Mortgaged-Backed Security.

     Residential Mortgage-Backed Securities. The Portfolio also expects to invest in Residential Mortgage-Backed Securities that are Mortgage-Backed Securities representing participation interests in pools of single-family residential mortgage loans originated by private mortgage originators. Traditionally, Residential Mortgage-Backed Securities were issued by governmental agencies such as Fannie Mae, Freddie Mac and Ginnie Mae. The Portfolio intends to invest in those securities issued by nongovernmental agencies as well as governmental agencies. Nongovernmental entities that have issued or sponsored Residential Mortgage-Backed Securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Residential Mortgage-Backed Securities, similar to Commercial Mortgage-Backed Securities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

     While single-family residential loans do not typically have prepayment penalties or restrictions, as commercial mortgage loans often do, Residential Mortgage-Backed Securities are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.

     The types of agency and non-agency Commercial and Residential Mortgage-Backed Securities in which the Portfolio may invest shall include, but not be limited to, the following securities:

     Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are pass- through mortgage securities collateralized by mortgages with adjustable rather than fixed rates ("ARMs"). ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

     Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities.
Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through certificates. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC").

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed Securities.

     The Portfolio also may invest in, among other things, parallel-pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel-pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are parallel-pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     The Portfolio may invest in CMO residuals to the extent the Adviser identifies any which satisfy the rating criteria in the Prospectus. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs and related administrative expenses of the issuer.

     Mortgage-Related Securities Issued by U.S. Government Agencies and Instrumentalities. The Portfolio may invest in Mortgage-Backed Securities issued by agencies or instrumentalities of the U.S. Government including GNMA, FNMA and FHLMC. The U.S. Government or the issuing agency guarantees the payment of interest and principal on these securities. However, the guarantees do not extend to the securities' yield or value, nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the security, net of certain fees.

     Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed either by GNMA, FNMA or FHLMC certificates or by a pool of fixed rate or adjustable rate mortgage loans. Securities which are backed by a pool of fixed rate or adjustable rate mortgage loans generally are structured with one or more types of credit enhancement.

     GNMA Certificates. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorized GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under the guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     The GNMA certificates will represent a pro-rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to four-family housing units.

     FNMA Certificates. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

     Each FNMA certificate will entitle the registered holder thereof to receive amounts representing such holder's pro-rata interest in scheduled principal payments and interest payments (at such FNMA certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

     Each FNMA certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; and (iii) adjustable rate mortgage loans.

     FHLMC Certificates. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC certificates.

     FHLMC guarantees to each registered holder of a FHLMC certificate the timely payment of interest at the rate provided for by such FHLMC certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     FHLMC certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC certificate group.

     Interest Only Securities. The Portfolio may purchase stripped mortgage or "interest only" securities which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities have greater volatility than other types of mortgage securities. Although these securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

     Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other Mortgage-Backed Securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

     Miscellaneous. The Portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. ("PNC Mortgage") or Midland Loan Services, Inc. ("Midland") (or Sears Mortgage if PNC Mortgage succeeded to rights and duties of Sears Mortgage) or mortgage- related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or their affiliates could have interests that are in conflict with the holders of these Mortgage-Backed Securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates.

     The Portfolio will not purchase Mortgage-Backed Securities in the secondary market from broker-dealers who are affiliated with PNC Bank. In addition, the Portfolio will not purchase Mortgage-Backed Securities in the primary market containing loans or mortgages originated by PNC Bank or its affiliates.

Lower Rated Securities

     The Mortgage-Backed Securities in which the Portfolio may invest may be lower rated (i.e., have a credit quality below investment grade) subordinated classes. Investments in such lower rated securities are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider the following factors before
purchasing shares of the Portfolio.   The Portfolio will maintain a dollar-
weighted average credit quality of no less than BBB+. In order to calculate the average credit quality of the Portfolio, the Portfolio will assign sequential numbers to each of the rating categories, multiply the value of each instrument by the rating equivalent number assigned to its lowest rating, sum all of such products, divide the aggregate by the net asset value of the Portfolio and convert the number back to its equivalent rating symbol.

     Generally, lower rated securities offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominately speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Portfolio, with a commensurate effect on the value of the Portfolio's shares. While the market values of lower rated securities tend to react less to fluctuations in interest rate levels than do those of higher rated securities, the market values of certain of these securities also tend to be more sensitive to changes in economic conditions than higher rated securities. In addition, lower rated securities generally present a higher degree of credit risk. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

     Securities which are rated BB by Standard & Poor's Ratings Group ("S&P") and Fitch Investors Service ("Fitch") and Ba by Moody's Investors Service, Inc. ("Moody's") have speculative characteristics with respect to capacity to pay interest and repay principal. A general description of the bond ratings of Moody's, S&P and Fitch is set forth in Appendix A hereto.

     The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Adviser performs its own analysis of the issuers whose non-investment grade securities the Portfolio holds. Because of this, the Portfolio's performance may depend more on the Adviser's own credit analysis than in the case of mutual funds investing in higher-rated securities.

Types of Credit Enhancement

     Mortgage-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring other more subordinate securities in the transaction or through a combination of such approaches. The Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

     Examples of credit support arising out of the structure of the transaction include "senior- subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Risk Factors Relating to Mortgage-Backed Securities

     The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

     Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. The markets for Mortgage-Backed Securities may be more illiquid than those of other securities.

     Investments in Commercial Mortgage-Backed Securities involve the credit risks of delinquency and default. Delinquency refers to interruptions in the payment of interest and principal. Default refers to the potential for unrecoverable principal loss from the sale of foreclosed property. These risks include the risks inherent in the commercial mortgage loans which support such Commercial Mortgage-Backed Securities and the risks associated with direct ownership of real estate. This may be especially true in the case of Commercial Mortgage- Backed Securities secured by, or evidencing an interest in, a relatively small or less diverse pool of commercial mortgage loans. The factors contributing to these risks include the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes.

     While the credit quality of the Commercial Mortgage-Backed Securities in which the Portfolio may invest will reflect the perceived likelihood of future cash flows to meet operating expenses and cash flow requirements, the underlying commercial properties may not be able to continue to generate income to meet their operating expenses and cash flow requirements (mainly debt service, lease payments, capital expenditures, taxes, maintenance, insurance and tenant improvements) as a result of any of the factors mentioned above. Consequently, the obligors under commercial mortgages may be unable to make payments of interest in a timely fashion, increasing the risk of default on a related Commercial Mortgage-Backed Security. In addition, the repayment of the commercial mortgage loans underlying Commercial Mortgage- Backed Securities will typically depend upon the future availability of financing and the stability of real estate property values.

     The commercial mortgage loans that underlie Commercial Mortgage-Backed Securities have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Most commercial mortgage loans are nonrecourse obligations of the borrower, meaning that the sole remedy of the lender in the event of a default is to foreclose upon the collateral. As a result, in the event of default by a borrower, recourse may be had only against the specified property pledged to secure the loan and not against the borrower's other assets. If borrowers are not able or willing to refinance or dispose of the property to pay the principal balance due at maturity, payments on the subordinated classes of the related Commercial Mortgage-Backed Security are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes may only be determined after the foreclosure of the mortgage encumbering the property and, if the mortgagee takes title to the property, upon liquidation of the property.
Factors such as the title of the property, its physical condition and financial performance, as well as governmental disclosure requirements with respect to the condition of the property, may make a third party unwilling to purchase the property at a foreclosure sale or for a price sufficient to satisfy the obligations with respect to the related Commercial Mortgage-Backed Securities. The condition of a property may deteriorate during foreclosure proceedings. Certain obligors on underlying mortgages may become subject to bankruptcy proceedings, in which case the amount and timing of amounts due under the related Commercial Mortgage-Backed Securities may be materially adversely affected.

     In general, any losses on a given Commercial Mortgage-Backed Security will be absorbed first by the equity holder, then by a cash reserve fund or letter of credit, if any, and then by the "first loss" subordinated security to the extent of its principal balance. Because the Portfolio intends to invest in subordinated classes of Commercial Mortgage-Backed Securities, there can be no assurances that in the event of default and the exhaustion of equity support, the reserve fund and any debt classes junior to those in which the Portfolio invests, the Portfolio will be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued by the originator, or if mortgage values subsequently decline, the Portfolio may hold the "first loss" position in certain Commercial Mortgage-Backed Securities ahead of the more senior debt holders, which may result in significant losses. Many of the lower-rated Commercial Mortgage-Backed Securities are subject to less prepayment risk than in the case of Residential Mortgage-Backed Securities because of structural features of the underlying mortgage loans and the fact that they are entitled to repayment only after more senior classes are paid.

     Investments in Residential Mortgage-Backed Securities involve the credit risks that affect interest and principal cash flows similar to the credit risks of Commercial Mortgage-Backed Securities discussed above, as well as the prepayment risks associated with the possibility that prepayments of principal generally may be made at any time without penalty. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. Changes in the rate of prepayments on a Residential Mortgage-Backed Security may change the yield to maturity of the security and amounts available for reinvestment from such securities by the Portfolio are likely to be greater during periods of relatively low or declining interest rates and therefore are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced in recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Because the Portfolio expects to invest in subordinated Residential Mortgage-Backed Securities, the prioritization of cash flows from mortgages under the Residential Mortgage-Backed Securities in favor of the senior classes generally reduces this prepayment risk.

Risk Factors Relating to Lower Rated Securities

     An investor should recognize that the lower-rated Commercial and Residential Mortgage- Backed Securities in which the Portfolio may invest have speculative characteristics. The prices of lower credit quality securities, which are commonly referred to as "junk bonds," have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments. Securities rated BB/ Ba can be regarded as speculative. A projection of an economic downturn or the advent of a recession, for example, could cause a decline in the price of lower credit quality securities because the advent of a recession could lessen the ability of obligors of mortgages underlying Commercial Mortgage-Backed Securities and Residential Mortgage-Backed Securities to make principal and interest payments. In such event, existing credit supports and any first loss positions may be insufficient to protect against loss of principal.

     Issuers of lower rated securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to lower rated securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio's ability to fully recover principal or to receive interest payments when senior securities are in default.

     The secondary markets for lower rated securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for lower rated securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for these securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, the Portfolio may have difficulty disposing of certain lower rated securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio's assets. Market quotations on lower rated securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

     The markets for lower rated securities may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for these securities may be affected by legislative and regulatory developments. These developments could adversely affect the Portfolio's net asset value and investment practices, the secondary market, the financial condition of issuers of these securities and the value and liquidity of outstanding securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower rated bonds and limiting the deductibility of interest by certain corporate issuers of these bonds adversely affected the market in recent years.

     When the secondary market for lower rated securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Portfolio's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity, in combination with the relative youth and growth of the market for such securities, also may affect the ability of the Portfolio to dispose of such securities at a desirable price. Additionally, if the secondary markets for lower rated securities contract due to adverse economic conditions or for other reasons, certain of the Portfolio's liquid securities may become illiquid and the proportion of the Portfolio's assets invested in illiquid securities may significantly increase.

     The costs attributable to investing in lower rated securities are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Other Investment Practices

     Duration. The Portfolio will try to maintain a duration for its investments of between four and eight years. Duration is a mathematical calculation of the average life of a debt security that serves as a measure of its price risk.
Each year of duration represents an expected 1% change in the price of a security for every 1% change in interest rates. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

     Certain Management Techniques. The Portfolio may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps and floors and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, "Additional Investment Management Techniques"). These Additional Investment Management Techniques may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Portfolio's unrealized gains in the value of its securities holdings, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. See Appendix B "General Characteristics and Risks of Additional Investment Management Techniques."

     Additional Investment Management Techniques present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Portfolio's position. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Portfolio may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Portfolio to successfully utilize Additional Investment Management Techniques will depend on the ability of BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Portfolio has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Additional Investment Management Techniques will reduce net asset value.

     In selecting counterparties for OTC hedging and risk management transactions, the Portfolio will adhere to the following minimum ratings: (i) with respect to an OTC derivative instrument with a remaining nominal maturity of six months or less, a Moody's Derivative

Counterparty Rating of A3; (ii) with respect to an OTC derivative instrument with a remaining maturity of more than six months, a Moody's Derivative Counterparty Rating of AA3. If the counterparty does not have a Moody's counterparty rating, then either the Moody's or S&P long- term securities rating of A3/A- (with respect to category (i) above) or Aa3/AA- (with respect to category (ii) above) may be used as a substitute. In addition, all such counterparties must have a minimum short-term rating of A-1 by Moody's and P-1 by S&P. If a counterparty drops below the minimum ratings, then the Portfolio will seek to unwind existing agreements with such counterparty in a cost-effective manner and will be prohibited from entering into new agreements with the counterparty so long as the counterparty's rating is below the relevant minimum.

     The principal risks relating to the use of futures contracts and other Additional Investment Management Techniques are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Portfolio's holdings; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Adviser; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Portfolio being in a worse position than if such techniques had not been used. See Appendix B "General Characteristics and Risks of Additional Investment Management Techniques" for further information.

     The Portfolio may also purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment," including "TBA" (to be announced) basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date outside the normal course of settlement for securities of that type. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. When-issued securities and forward commitments may be illiquid. If the Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or other liquid debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Portfolio. If deemed advisable as a matter of investment strategy, the Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss. When the Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. Settlements in the ordinary course, which typically occur monthly for mortgage-related securities, are not treated by the Portfolio as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

     Interest Rate Transactions. The Portfolio may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities that the Portfolio anticipates purchasing at a later date. The Portfolio will use these transactions as a hedge or for duration or risk management. The Portfolio will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

     The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Portfolio will accrue the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid securities having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

     Futures Contracts and Options on Futures Contracts. The Portfolio may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. Futures contracts will not, however, relate to Mortgage-Backed Securities unless they are Commercial Mortgage-Backed Securities. The Portfolio will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes.

     Calls on Securities, Indices and Futures Contracts. The Portfolio may sell or purchase call options ("calls") on U.S. Treasury securities, Mortgage-Backed Securities, other debt securities, indices, and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and futures contracts. Calls will not relate to Mortgage-Backed Securities unless they are Commercial Mortgage-Backed Securities. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Portfolio must be "covered" as long as the call is outstanding (i.e., the Portfolio must own the securities or futures contract subject to the call or other securities acceptable for applicable segregation requirements). A call sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Portfolio to hold a security or futures contract which it might otherwise have sold. The purchase of a call gives the Portfolio the right to buy a security, futures contract or index at a fixed price. Calls on futures on U.S. Treasury securities, Commercial Mortgage-Backed Securities, other debt securities and Eurodollar instruments must also be covered by deliverable securities or the futures contract or by liquid debt securities segregated to satisfy the Portfolio's obligations pursuant to such instruments.

     Puts on Securities, Indices and Futures Contracts. The Portfolio may purchase put options ("puts") that relate to U.S. Treasury securities, Commercial Mortgage-Backed Securities, other debt securities and Eurodollar instruments (whether or not it holds such securities in its portfolio), indices or futures contracts. The Portfolio may also sell puts on U.S. Treasury securities, Commercial Mortgage-Backed Securities, other debt securities, Eurodollar instruments, indices or futures contracts on such securities if the Portfolio's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. No puts referred to in the preceding two sentences will relate to Mortgage-Backed Securities unless they are Commercial Mortgage- Backed Securities. The Portfolio will not sell puts if, as a result, more than 50% of the Portfolio's assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Portfolio may be required to buy the underlying instrument at a price higher than the current market price.

     Repurchase Agreements. The Portfolio may invest temporarily in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Portfolio is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities and will be entered into in accordance with the requirements of the SEC. The Portfolio will not enter into any repurchase agreement with respect to securities other than U.S. Government Securities (as defined in the Prospectus) and Commercial Mortgage-Backed Securities. The value of the collateral for such repurchase agreement marked-to-market at the end of each business day will be at least equal to the amount of the repurchase agreement. The Portfolio will not enter into any repurchase agreement the term of which exceeds 90 days.

     The repurchase price under the repurchase agreements generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement. The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's Adviser will mark-to- market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     Bank and Corporate Debt Securities. The Portfolio may not invest in bank or corporate debt securities except that it may invest in (i) debt securities of REITs and REOCs as described herein and in the Prospectus and (ii) money market instruments for temporary defensive purposes and in order to keep cash on hand fully invested. Investing in money market instruments for temporary defensive purposes may prevent the Portfolio from achieving its investment objective. Money market instruments include, but are not limited to notes, certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements.

     Floating Rate and Index Obligations. The Portfolio may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as commercial (but not residential) mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Portfolio will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Portfolio could not invest.

     Floating rate securities pay interest according to a coupon which is reset periodically. This reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

     Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss is realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

     REITs. The Portfolio may invest in the corporate debt of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income producing real estate ("Equity REITs"). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The Portfolio may not invest in REITs which invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio will indirectly bear its proportionate share of any expenses paid by Equity REITs in which it invests.

     Investing in Equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property they own. Equity REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. Equity REITs are subject to heavy cash flow dependency and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. Equity REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes may be impacted by federal regulations concerning the health care industry.

     Equity REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, Equity REIT's have been more volatile in price than larger capitalization stocks.

     Restricted and Illiquid Securities. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The Portfolio may purchase certain restricted securities ("Rule 144A securities") eligible for sale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may now be liquid, though no assurance can be given that a liquid market for Rule 144A securities will develop or be maintained. The Portfolio's holdings of Rule 144A securities which are liquid securities will not be subject to its limitation on investment in illiquid securities. The Fund's Board of Trustees has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. The Board of Trustees will periodically review the Portfolio's purchases and sales of Rule 144A securities.

Other Investments

     U.S. Government Securities

     U.S. Government Securities (as defined in the Prospectus) include:

           1. U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

           2. Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration ("FHA"), the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

           3. Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentalities may borrow, to meet its obligations, from the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority and the U.S. Postal Service.

           4. Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations is the Federal Farm Credit System.

     Neither the value nor the yield of the Portfolio's shares or of the U.S. Government Securities which may be invested in by the Portfolio are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government Securities held by the Portfolio will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation, as a result of changes in interest rates, than debt securities with shorter maturities.

                            INVESTMENT RESTRICTIONS

     With the exception of the investment limitations enumerated in this section, the investment policies and limitations enumerated in this Statement of Additional Information and in the Prospectus may be changed by the Fund's Board of Trustees. The investment limitations enumerated in this section, however, may be changed only by a vote of the holders of a majority of the Portfolio's outstanding shares (as defined below under "Miscellaneous").

     The Portfolio may not:

          (1) invest 25% or more of the value of its total assets in any one industry (Mortgage-Backed Securities and other securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof are not treated as industries); provided, however, that the Portfolio will, except for temporary defensive purposes, invest at least 65% of the value of its total assets in Commercial Mortgage-Backed Securities;

          (2) issue senior securities (including borrowing money, including on margin if margin securities are owned) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when- issued and forward commitment transactions and similar investment strategies. The Portfolio's obligations under interest rate swaps are not treated as senior securities;

          (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Portfolio's investment objective and policies or the acquisition of securities subject to repurchase agreements;

          (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Portfolio may be deemed to be an underwriter;

          (5) invest for the purpose of exercising control over management of any company other than issuers of collateralized mortgage obligations;

          (6) purchase real estate or interests therein other than Commercial and Residential Mortgage-Backed Securities and similar instruments;

          (7) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Portfolio becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool;

          (8) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Portfolio's total assets and the Portfolio's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class;

          (9) invest in non-U.S. dollar denominated securities or other instruments; or

          (10) hold Additional Investment Management Techniques to the extent that the aggregate notional value thereof exceeds 50% of the Portfolio's total assets (determined after excluding all such Additional Investment Management Techniques).

     Notwithstanding restriction 2 above, the Portfolio has no present intention to issue senior securities.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of its Board of Trustees. The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

                                                                                  Principal Occupation
Name and Address                           Position with Fund                    During Past Five Years
-------------------------------------  ---------------------------  ------------------------------------------------
William O. Albertini                   Trustee and Chairman of      Retired; Executive Vice President and Chief
698 Strafford Circle                   the Audit Committee          Financial Officer from August 1997-April 1999,
Strafford, PA  19087                                                Bell Atlantic Global Wireless (global wireless
Age: 57                                                             communications); Executive Vice President,
                                                                    Chief Financial Officer and Director from
                                                                    February 1995 - August 1997, Vice President and
                                                                    Chief Financial Officer from January 1991 -
                                                                    February 1995, Bell Atlantic Corporation (a
                                                                    diversified telecommunications company);
                                                                    Director, American Water Works, Inc. (water
                                                                    utility) since May 1990; Director, Triumph
                                                                    Group, Inc. (aviation manufacturing, repair and
                                                                    maintenance services) since May 1999; Director,
                                                                    Midwest Independent Transmission Service
                                                                    Operator, Inc. (electrical transmission
                                                                    operator) since December 1998; Trustee, The
                                                                    Carl E. & Emily I. Weller Foundation since
                                                                    October 1991.


                                                                                  Principal Occupation
Name and Address                           Position with Fund                    During Past Five Years
-------------------------------------  ---------------------------  ------------------------------------------------

Raymond J. Clark*                      Trustee, President and       Treasurer Treasurer of Princeton University
Office of the Treasurer                Treasurer                    since 1987; Trustee, The Compass Capital Group
Princeton University                                                of Funds from 1987 to 1996; Trustee, Chemical
3 New South Building                                                Bank, New Jersey Advisory Board from 1994 until
P.O. Box 35                                                         1995; Chairman of Board & Trustees, American
Princeton, New Jersey 08540                                         Red Cross - Central N.J. Chapter; Trustee,
Age:  65                                                            Medical Center of Princeton; and Trustee,
                                                                    United Way-Greater Mercer County from 1996-1997.

Laurence D. Fink*                      Trustee                      Chairman and Chief Executive Officer, Chairman
BlackRock Inc., Trustee                                             of the Management Committee and Co-Chair of the
345 Park Avenue                                                     Investment Strategy Group of BlackRock, Inc.;
New York, NY                                                        Chairman of the Board and Director of
10154                                                               BlackRock's closed-end investment companies:
Age: 47                                                             Director of BlackRock's offshore funds:  Member
                                                                    of Asset Liability Committee of PNC Bank, N.A.;
                                                                    Vice Chairman of the Board of Trustees of Mount
                                                                    Sinai-New York University Medical Center and
                                                                    Health System; Member of the Board of Trustees
                                                                    of Phoenix House; formerly Managing Director of
                                                                    the First Boston Corporation; Director of VIMRx
                                                                    Pharmaceuticals, Inc. and Innovir Laboratories,
                                                                    Inc., and Trustee of New York University
                                                                    Medical Center, Dwight-Englewood School and
                                                                    National Outdoor School.

Robert M. Hernandez                    Trustee and Chairman of      Director since 1991, Vice Chairman and Chief
USX Corporation                        the Nominating Committee     Financial Officer since 1994, Executive Vice
600 Grant Street                                                    President - Accounting and Finance and Chief
6105 USX Tower                                                      Financial Officer from 1991 to 1994, USX
Pittsburgh, PA  15219                                               Corporation (a diversified company principally
Age:  56                                                            engaged in energy and steel businesses);
                                                                    Director and Chairman of the Executive
                                                                    Committee, ACE Limited (insurance company);
                                                                    Director, Transtar, Inc. (transportation
                                                                    company) since 1996; and Chairman of the Board,
                                                                    RTI International Metals, Inc. since 1990.

-----------------------
* This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.

                                                                                  Principal Occupation
Name and Address                           Position with Fund                    During Past Five Years
-------------------------------------  ---------------------------  ------------------------------------------------
David R. Wilmerding, Jr.               Chairman of the Board        Chairman, Wilmerding &  Associates, Inc.
Rosemont Business Campus                                            (investment advisers) since February 1989;
Building One, Suite 100                                             Director, Beaver Management Corporation (land
919 Conestoga Road                                                  management corporation); Managing General
Rosemont, PA  19010                                                 Partner, Chestnut Street Exchange Fund;
Age:  65                                                            Director Emeritus, The Mutual Fire, Marine and
                                                                    Inland Insurance Company.

Anne Ackerley                          Assistant Secretary          Managing Director, BlackRock Advisors, Inc.,
BlackRock Advisors. Omc/                                            since September 2000; First Vice President and
345 Park Avenue                                                     Operating Officer, Mergers and Acquisitions
New York, NY 10154                                                  Group (1997-2000), First Vice President and
Age: 39                                                             Operating Officer, Public Finance Group
                                                                    (1995-1997), and First Vice President, Emerging
                                                                    Markets Fixed Income Research (1994-1995),
                                                                    Merrill Lynch & Co.

Ellen L. Corson                        Assistant Treasurer          Vice President and Director of
PFPC Inc.                                                           Mutual Fund Accounting and
103 Bellevue Parkway                                                Administration, PFPC Inc. since
Wilmington, DE  19809                                               November 1997; Assistant Vice
Age:  36                                                            President, PFPC Inc. from March
                                                                    1997 to November 1997; Senior
                                                                    Accounting Officer, PFPC Inc.
                                                                    from March 1993 to March 1997.
Brian P. Kindelan                      Secretary                    Vice President and Senior
BlackRock Advisors, Inc.                                            Counsel, BlackRock Advisors
1600 Market Street, 28th Floor                                      Management, Inc. since  April
Philadelphia, PA 19103                                              1998; Senior Counsel, PNC Bank
Age:  41                                                            Corp. from May 1995 to April
                                                                    1998; Associate, Stradley, Ronan,
                                                                    Stevens & Young, LLP from March
                                                                    1990 to May 1995.

     The Fund pays trustees who are not affiliated with BlackRock Advisors, Inc. ("BlackRock") or BlackRock Distributors, Inc. ("BDI" or the "Distributor") $20,000 annually ($30,000 annually in the event that the assets of the Fund exceed $40 billion) and $350 per Portfolio for each full in-person meeting of the Board that they attend. The Fund pays the Chairman and Vice Chairman of the Board an additional $10,000 and $5,000 per year, respectively, for their services in such capacities. Trustees who are not affiliated with BlackRock or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. The term of office of each trustee will automatically terminate when such trustee reaches 72 years of age. No officer, director or employee of BlackRock, BlackRock Institutional Management Corporation ("BIMC"), BlackRock Financial Management, Inc. ("BFM"), BlackRock International, Ltd. ("BIL"), PFPC Inc. ("PFPC") (with BlackRock, the "Administrators"), BDI, PNC Bank, National Association ("PNC Bank") or BlackRock, Inc. currently receives any compensation from the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each class of each investment portfolio of the Fund.

     The table below sets forth the compensation actually received from the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 2000.

===========================================================================================================================
                                                           Pension or                                    Compensation
                                                           Retirement                 Total             from Registrant
                                      Aggregate         Benefits Accrued       Estimated Annual            and Fund
Name of Person,                     Compensation         as Part of Fund         Benefits upon          Complex1 Paid to
Position                           from Registrant          Expenses              Retirement               Trustees
-------------------------------  -------------------  ---------------------  ---------------------  -----------------------
---------------------------------------------------------------------------------------------------------------------------
David R. Wilmerding, Jr.,                    $84,600           N/A                    N/A                     (3)2 $100,600
Chairman of the Board
---------------------------------------------------------------------------------------------------------------------------
William O. Albertini, Trustee                $74,600           N/A                    N/A                      (1)2 $74,600
---------------------------------------------------------------------------------------------------------------------------
Raymond J. Clark, Trustee                    $74,600           N/A                    N/A                      (1)2 $74,600
---------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez, Trustee                 $74,600           N/A                    N/A                      (1)2 $74,600
===========================================================================================================================

----------------------
1 A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

     Shareholder and Trustee Liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

     The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

                      INVESTMENT ADVISORY, ADMINISTRATION,

                    DISTRIBUTION AND SERVICING ARRANGEMENTS

     Advisory Agreement. The advisory services provided by BlackRock, an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., are described in the Prospectus. For its services as adviser, BlackRock is entitled to an annual fee equal to .25% of the Portfolio's average daily net assets. BlackRock may from time to time voluntarily waive its advisory fees with respect to the Portfolio and may voluntarily reimburse the Portfolio for expenses.

     BlackRock renders advisory services to the Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Contract"). Under the Advisory Contract, BlackRock is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BlackRock in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract is terminable as to the Portfolio by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BlackRock. BlackRock may also terminate its advisory relationship with respect to the Portfolio, on 60 days' written notice to the Fund. The Advisory Contract terminates automatically in the event of its assignment.

     For the period from May 15, 2000 through September 30, 2000, the Portfolio paid $50,161 in administration fees and the Administrators waived fees totaling $2,304.

     Administration Agreement. The Fund has entered into an Administration Agreement with BAI, whose principal business address is 345 Park Avenue, New York, New York 10154, and PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, DE 19809 (the "Administration Agreement"). PFPC has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; provide information and distribute written communications to shareholders; handle shareholder problems and calls; research issues raised by financial intermediaries relating to investments in a Portfolio's shares; review and provide advice with respect to communications for a Portfolio's shares; monitor the investor programs that are offered in connection with a Portfolio's shares; provide oversight and related support services that are intended to ensure the delivery of quality service to the holders of the Portfolio's shares; and provide certain other services required by the Fund.

     Under the Administration Agreement, BAI is responsible for: (i) the supervision and coordination of the performance of the Fund's service providers;
(ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund's service providers; and (iv) providing ongoing business management and support services in connection with the Fund's operations. Pursuant to the terms of the Administration Agreement, BlackRock has delegated certain of its duties thereunder to the Distributor.

     Under the Administration Agreement, the Fund pays to BAI and PFPC on behalf of the Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of .23% of the first $500 million of the Portfolio's average daily net assets, .21% of the next $500 million of the Portfolio's average daily net assets and .19% of the average daily net assets of the Portfolio in excess of $1 billion. From time to time, BAI and PFPC may waive some or all of their administration fees from the Portfolio.

     The Administration Agreement provides that BAI and PFPC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BAI and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BAI nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Administration Agreement.

     Pursuant to the terms of the Administration Agreement, BAI has delegated certain of its duties thereunder to BDI.

     For the period from May 15, 2000 through September 30, 2000, the Portfolio paid $71 to BlackRock in advisory fees, and BlackRock waived $56,956 in expenses.

     Custodian and Transfer Agency Agreements. PTC, an affiliate of PNC Bank, whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities on account of the Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning the Portfolio's operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serve as the international sub-custodians for various portfolios of the Fund.

     For its services to the Fund under the Custodian Agreement, PTC receives a fee which is calculated based upon the Portfolio's average gross assets. PTC is also entitled to out-of pocket expenses and certain transaction charges.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems shares in the Portfolio, (ii) addresses and mails all communications by the Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of the Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund's Institutional Shares under the Transfer Agency Agreement, PFPC is entitled to receive fees at the annual rate of .03% of the average net asset value of outstanding Institutional Shares in the Portfolio, plus per account fees and disbursements.

     Distributor and Distribution Plan. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of the Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor is a registered broker/dealer with principal offices at 3200 Horizon Dr., King of Prussia, PA 19604. The Distributor is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers.

     The Fund has adopted an Amended and Restated Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act on behalf of its Institutional Shares. The Plan was approved by a majority of (i) the trustees of the Fund and (ii) the trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Rule 12b-1 Trustees").

     The Fund is not required or permitted under the Plan to make distribution payments with respect to its Institutional Shares. However, the Plan permits BDI, BAI, PFPC and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them. The Distributor, BAI and their affiliates may pay financial institutions, broker/dealers and/or their salespersons certain compensation for the sale and distribution of shares of the Fund or for services to the Fund. These payments ("Additional Payments") may take the form of "due diligence" payments for a dealer's examination of the Portfolio and payments for providing extra employee training and information relating to the Portfolio; "listing" fees for the placement of the Portfolio on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Distributor, BAI and their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services.

     The Additional Payments made by the Distributor, BAI and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by a financial institution or broker/dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial institutions or dealers involved, and may be different for different institutions and dealers. Furthermore, the Distributor, BAI and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. The Distributor, BAI and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations.

     The Plan will continue from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to the Portfolio at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of the Portfolio. The Plan may not be amended materially without the approval of the Board of Trustees, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for that purpose. Any modification to the Plan which would materially increase the costs borne by the Portfolio for distribution purposes pursuant to the Plan must also
be submitted to the stockholders of the Portfolio for approval.   In addition,
while the Plan remains in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of the Fund's non-interested trustees.

     Code of Ethics. The Fund, BlackRock, BFM, BIL, BIMC and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolio.

                             PORTFOLIO TRANSACTIONS

     The Adviser is responsible for decisions to buy and sell securities for the Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Portfolio invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Portfolio may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

     The Adviser's primary considerations in selecting the manner of executing securities transactions for the Portfolio will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

     The Adviser is able to fulfill its obligations to furnish a continuous investment program to the Portfolio without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Adviser, and does not reduce the Adviser's normal research activities in rendering investment advice under the Advisory Contract. It is possible that the Adviser's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff. The advisory fees that the Portfolio pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Portfolio's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Portfolio. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

     One or more of the other accounts which the Adviser manages may own from time to time the same investments as the Portfolio. Investment decisions for the Portfolio are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Adviser in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Portfolio. In other cases, however, the ability of the Portfolio to participate in volume transactions may produce better execution for the Portfolio.

     Although the Advisory Agreement contains no restrictions on portfolio turnover, it is not the policy of the Portfolio to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Portfolio will not exceed 250%, excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rate, actual turnover may be higher or lower. Higher portfolio turnover results in increased Portfolio expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The Adviser will monitor the tax status of the Portfolio under the Internal Revenue Code during periods in which the annual turnover rate of the Portfolio exceeds 100%. The portfolio turnover rate of the Portfolio is calculated by dividing the lesser of the Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.

     The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BIMC, BlackRock, PNC Bank, BIL, PFPC, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BIMC, BlackRock, PNC Bank, BIL, PFPC, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

     For the period from May 15, 2000 through September 30, 2000, the Portfolio paid $1,492 in brokerage commissions. In additional, for the same period the portfolio turnover rate for the Portfolio was 182%.

     The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 2000, the following Portfolio held the following such securities:

Portfolio                                                 Security                 Value
-----------------------------------------------------------------------------------------------
Multi-Sector Mortgage Securities Portfolio IV
-------------------------------------------------
-----------------------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corp.      Commercial Paper                   7,471,364
-----------------------------------------------------------------------------------------------
Lehman Brothers, Inc.                              Commercial Paper                  11,526,297
-----------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          Commercial Paper                   2,187,484
-----------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                   Commercial Paper                   6,083,791
-----------------------------------------------------------------------------------------------
Salomon Smith Barney, Inc.                         Commercial Paper                   2,018,420
-----------------------------------------------------------------------------------------------

                      PURCHASE AND REDEMPTION INFORMATION

     Institutional Shares of the Portfolio are sold at the net asset value per share next determined after a purchase order is received.

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

     Under the 1940 Act, the Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     In addition to the situations described in the Prospectus, the Fund may redeem shares involuntarily to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time.

                       VALUATION OF PORTFOLIO SECURITIES

     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

                            PERFORMANCE INFORMATION

     From time to time, total return and yield data for Shares of the Portfolio may be quoted in advertisements or in communications to Institutions. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Shares of the Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Portfolio during the period relating to Shares are reinvested in Shares.

     The yield of Shares of the Portfolio is computed based on the net income of the Portfolio allocated to such Shares during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, the yield of Shares of the Portfolio is computed by dividing the Portfolio's net income per share allocated to such Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

     Performance data of Shares of the Portfolio may be compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. In addition, certain indexes may be used to illustrate historic performance of select asset classes. For example, the total return and/or yield of Shares of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Salomon Broad Investment Grade Index, the T-Bill Index and the "stocks, bonds and inflation index" published annually by Ibbotson Associates. Performance information may also include evaluations of the Portfolio and their Shares published by nationally recognized ranking services and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

     In addition to providing performance information that demonstrates the actual yield or returns of Shares of the Portfolio over a particular period of time, the Portfolio may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan.

     Performance quotations of Shares of the Portfolio represent past performance and should not be considered as representative of future results. The investment return and principal value of an investment in Shares of the Portfolio will fluctuate so that a shareholder's Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Shares of the Portfolio cannot necessarily be used to compare an investment in such Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with investments in Shares will not be included in the Portfolio's calculations of yield and total return.

     Total Return. For purposes of quoting and comparing the performance of shares of the Portfolio to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature, communications to shareholders and other materials, performance may be stated in terms of total return. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

                    T =   [( ERV to the 1/nth power)     ]
                          [( ----------------------)  - 1]
                          [(          P            )     ]


                    Where:    T =  average annual total return.

                    ERV =  ending redeemable value at the end of the period
                       covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                    P =  hypothetical initial payment of $1,000.

                    n =  period covered by the computation, expressed in terms of years.

     Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

     Based on the foregoing, the total returns for the Portfolio for the period May 15, 2000 (inception of the Portfolio) through September 30, 2000 was 7.46%.

     The Portfolio may also from time to time include in advertisements, sales literature, communications to shareholders and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Portfolio's shares with other performance measures. For example, in comparing the total return of the Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Salomon Broad Investment Grade Index, as appropriate, the Portfolio may calculate the aggregate total return for its shares for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in the Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

     In addition to average annual total returns, the Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

     Yield. The Portfolio may advertise its yield on its Institutional Shares. Under the rules of the SEC, the Portfolio must calculate yield using the following formula:


                      [(  a-b   )  to the 6th power ]
          YIELD =    2[(  --  +1) - 1               ]
                      [(  cd    )                   ]

          Where: a =  dividends and interest earned during the period.

                 b =  expenses accrued for the period (net of reimbursements).

                 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                 d = the maximum offering price per share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by the Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by the Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

     With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium.

     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

     Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter.

     Other Information Regarding Investment Returns. In addition to providing performance information that demonstrates the total return or yield of Institutional Shares of the Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan.

     Miscellaneous. Performance information for the Portfolio assumes the reinvestment of dividends and distributions. Performance information may reflect fee waivers that subsidize and reduce the total operating expenses of the Portfolio. In these cases, the Portfolio's return would be lower if there were not such waivers.

     Yield on shares of the Portfolio will fluctuate daily and does not provide a basis for determining future yield. Because yield will fluctuate, it cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by authorized dealers and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolio.

     As stated above, the Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on an investment in the Portfolio are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of the Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Portfolio, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Portfolio), as well as the views of BlackRock as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Portfolio. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Portfolio. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Portfolio. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                     TAXES

     The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax
advisers with specific reference to their own tax situation.     The Portfolio
will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio generally is exempt from federal income tax on its net investment income (i.e., its investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least 90% of its net investment income (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of net investment income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfaction of the Distribution Requirement, the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investment in such stock, securities, or currencies (the "Income Requirement").

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S.

government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

     Distributions of net investment income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any taxable distribution from the Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Portfolio intends to distribute to shareholders all of its net capital gain for each taxable year. Net capital gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether net capital gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

     It is expected that distributions from the Portfolio will generally not qualify for the "dividends received" deduction for corporate shareholders.

     Ordinary income of individuals will be taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains of individuals are taxed at a maximum rate of 20%. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

     The Portfolio may engage in hedging or derivatives transactions involving forward contracts, options and futures contracts and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

     If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends-received deduction in the case of corporate shareholders.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder
(i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

     Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Portfolio each year.

     The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Although the Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the federal income tax consequences described above.

                    ADDITIONAL INFORMATION CONCERNING SHARES

     Each share of the Portfolio has a par value of $.001, represents an equal proportionate interest in the Portfolio and is entitled to such dividends and distributions earned on the Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act).

     Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of Portfolio or class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

     There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund will be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

     The proceeds received by the Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Portfolio. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to the Portfolio and with a share of the general liabilities of the Fund.

     The Funds' Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

                                 MISCELLANEOUS

     Counsel. The law firm of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017 serves as the Fund's counsel.

     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, which provides accounting and auditing services, serves as the Fund's independent accountants.

     Shareholder Ownership. As of January 8, 2001, Southlake & Co., FBO 7 M09, State Street Corp., Global Investment Management, One Enterprise Drive, North Quincy, MA 02171, owned of record a beneficial 99.445% of the Portfolio's outstanding shares.

     Control. On January 8, 2001, PNC Bank held of record approximately 74.65% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by The PNC Financial Services Group, Inc., a publicly-held bank holding company.

     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding shares" means, with respect to the approval of the Portfolio's investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of
(1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

                              FINANCIAL STATEMENTS

     The audited financial statements for BlackRock Multi-Sector Mortgage Securities Portfolio IV contained in its Annual Report to Shareholders for the period ended September 30, 2000 (the "2000 Annual Report") are incorporated by reference in this Statement of Additional Information. No other parts of the 2000 Annual Report are incorporated by reference herein. The financial statements included in the 2000 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A

     The following summarizes the ratings used for debt securities:

DESCRIPTION OF MOODY'S BOND RATINGS:

          Aaa - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds are judged to be of high quality by all standards. Together with the "Aa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          A - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba - Bonds that possess this rating provide questionable protection of interest and principal and indicate some speculative elements.

          Note: Those bonds in the Aa, A, Baa and Ba groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and Ba1.

DESCRIPTION OF S&P BOND RATINGS:

          AAA - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AA issues only in small degree.

          A - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          Standard & Poor's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AAA category.

DESCRIPTION OF FITCH BOND RATINGS:

          AAA - Bonds rated AAA are considered investment grade and of the highest quality. The ability to pay interest and principal is exceptionally strong and unlikely to be affected by reasonably foreseeable events.

          AA - Bonds rated AA are considered investment grade and very high credit quality.

          A - Bonds rated A are considered investment grade and of high credit quality. The ability to pay interest and principal is strong, but may be vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB - Bonds rated BBB are considered investment grade and satisfactory credit quality. The likelihood that these bonds will fall below investment grade, however, is higher than for bonds with higher ratings.

          BB - Bonds rated BB are considered speculative. The ability to pay interest and principal may be affected over time by adverse economic changes.

          Fitch's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the Attorney-Client category.

                                  APPENDIX B

                      GENERAL CHARACTERISTICS AND RISKS OF
                  ADDITIONAL INVESTMENT MANAGEMENT TECHNIQUES

          In order to manage the risk of its securities portfolio, including duration management, or to enhance income or gain as described above, the Portfolio will engage in Additional Investment Management Techniques. The Portfolio will engage in such activities in the Adviser's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Portfolio occur. The Portfolio's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC and the federal income tax requirements applicable to regulated investment companies.

Put and Call Options on Securities and Indices

          The Portfolio may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Portfolio may also purchase and sell options on stock indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the stock index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Portfolio's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Portfolio against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Portfolio will experience a loss in the amount of the option premium plus any related commissions. When the Portfolio sells put and call options, it receives a premium as the seller of the option. The premium that the Portfolio receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

          The Portfolio's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Portfolio. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Portfolio must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

          The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

          Characteristics. The Portfolio may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

          Margin Requirements. At the time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Portfolio will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

          Limitations on Use of Futures and Options on Futures. The Portfolio's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Portfolio currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies.

          The Portfolio will not enter into a futures contract or related option if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Portfolio's liquidation value, i.e. net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract. The Portfolio reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

          Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars and listed options on securities, indices and futures contracts sold by the Portfolio are subject to segregation and coverage requirements of either the CFTC or the SEC, with the result that, if the Portfolio does not hold the security or futures contract underlying the instrument, the Portfolio will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid debt obligations in an amount at least equal to the Portfolio's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Portfolio maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

                               BLACKROCK FUNDSSM

                           THE MULTI-SECTOR MORTGAGE

                            SECURITIES PORTFOLIO III

     This Prospectus relates to Institutional Shares ("Shares") of the Multi-Sector Mortgage Securities Portfolio III (the Portfolio) of BlackRock FundsSM (the Fund).



                                   PROSPECTUS

                               TABLE OF CONTENTS

                                                               Page
                                                               ----
Risk/Return Summary:  Investments And Risks...................  2
Risk/Return Summary:  Performance Information.................  2
Risk/Return Summary:  Fee Table...............................  2
Additional Strategies.........................................  2
Management....................................................  2
Purchase And Redemption Of Shares.............................  2
Net Asset Value...............................................  2
Dividends And Distributions...................................  2
Taxes.........................................................  2
Important Notice Regarding Delivery Of Shareholder Documents..  2
Financial Highlights..........................................  2

                                                                January 28, 2001


     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY:  INVESTMENTS AND RISKS

Investment Objective of the Portfolio

     The Portfolio's investment objective is to seek to provide a total rate of return before fees and expenses over rolling twelve-month periods that exceeds the total return of the Salomon Broad Investment Grade Index over the same periods by at least 1.60% on an annualized basis.

Main Investment Strategies of the Portfolio

     In pursuit of the Portfolio's investment objective, the Portfolio manager invests primarily in a range of Mortgage-Backed Securities, including senior and subordinated residential, commercial, multi-family and agricultural mortgage securities. The Portfolio has a concentration in Mortgage-Backed Securities and normally invests at least 65% of its total assets in such securities. Traditionally, Residential Mortgage-Backed Securities were issued by governmental agencies such as Fannie May, Freddie Mac and Ginnie Mae. The Portfolio intends to invest in those securities issued by nongovernmental agencies as well as governmental agencies. The securities in which the Portfolio may invest include, but are not limited to:

     Mortgage-Backed Securities. The Portfolio seeks to achieve its investment objective by investing in a variety of debt securities whose principal and interest payments are tied to payments on underlying mortgage loans (Mortgage-Backed Securities).

     Commercial Mortgage-Backed Securities (CMBS) are Mortgage-Backed Securities related to mortgage loans on income producing commercial and multi-family properties. CMBS come in different classes that have different risks. The Portfolio may invest in lower, or junior, classes of CMBS which may have a rating below investment grade and therefore are riskier investments than higher rated securities. The Portfolio intends to invest in CMBS issued by private issuers as well as governmental agencies.

     The Portfolio will invest its holdings of CMBS in different types of industries, properties and geographic regions in order to seek to reduce risk.

     The Portfolio also may invest in Mortgage-Backed Securities which are related to mortgage loans on residential properties (Residential Mortgage-Backed Securities) and agricultural properties.

     In determining which Mortgage-Backed Securities the Portfolio will purchase, the Portfolio's investment adviser will consider, among other factors, the following: characteristics of the underlying mortgage loan; characteristics of the underlying property, including diversity of the loan pool, occupancy and leasing, and competitiveness in the pertinent market; terms of the securities; economic, environmental and local considerations; deal structure, including historical performance of the originator, subordination percentages and reserve fund balances; and structural participants such as administrators and servicers.

     U.S. Government and Money Market Securities. In addition to investing in Mortgage-Backed Securities issued or guaranteed by the U.S. Treasury or agencies and authorities of the U.S. Government, the Portfolio may invest in U.S. Treasury and agency securities that are not

Mortgage-Backed Securities (U.S. Government Securities). The Portfolio also may invest in money market securities during temporary defensive periods and in order to keep cash on hand fully invested. Except during such temporary defensive periods, the Portfolio will invest no more than a total of 20% of its net assets in U.S. Government Securities that are not Mortgage-Backed Securities.

     Lower Rated Securities. The Mortgage-Backed Securities in which the Portfolio may invest may be lower rated subordinated classes. Such securities are commonly referred to as "junk bonds." These securities have credit qualities below investment grade and are subject to special risks, including a greater risk of loss of principal and non-payment of interest. Investment grade securities are securities rated in the four highest categories by at least one of the major rating agencies or determined by the portfolio manager to be of similar quality. Generally, the higher the rating of the bond, the higher the likelihood that interest and principal payment will be made on time.

     Floating Rate and Index Obligations. The Portfolio may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. The Portfolio may also invest in index securities which pay a fixed rate of interest but have a maturity value that varies by formula, so that on maturity a gain or loss is realized.

     Ratings of Portfolio Securities. The dollar weighted average credit quality of the Portfolio will be at least BBB by Standard & Poor's Rating Group (S&P) or Fitch Investor Service (Fitch), or Baa2 by Moody's Investor Service, Inc. (Moody's). The Portfolio will invest only in securities that are rated at least B by S&P or Fitch, or B2 by Moody's at the time of investment. The Portfolio may invest up to 12.5% of its total assets in securities rated below BB-/Ba3 and up to 25% of its total assets in securities rated below BBB-/Baa3.

     Other Main Strategies. The Portfolio will try to maintain a duration for its investments of within 20% shorter or longer than the then current duration of the Salomon Broad Investment Grade Index. Duration is a mathematical calculation of the average life of a debt security that serves as a measure of its price risk. Each year of duration represents an expected 1% change in the price of a security for every 1% change in interest rates. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

     The Portfolio may invest in futures, options and interest rate swaps, caps and floors (commonly known as derivatives) for hedging and to help maintain the interest rate risk of the Portfolio within the target duration range. An option is the right to buy or sell a security at a specific price on or before a specific date. A future is an agreement to buy or sell a security at a specific price on a specific date.

     The Portfolio may also, to a limited extent, purchase illiquid securities.

     The Portfolio can borrow money to buy additional securities. This practice is known as "leverage." The Portfolio may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the Portfolio sells securities and agrees to buy them back at a particular date and price). The Portfolio normally may borrow up to 33-1/3% of the value of its total assets.

     The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Higher than normal portfolio turnover may result in increased transaction costs to the Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect the Portfolio's performance.

     The Portfolio may from time to time take temporary defensive positions that are inconsistent with the Portfolio's principal investment strategies in response to adverse market, economic, political or other conditions. This may result in the Portfolio's inability to meet its investment objectives.

     When determining what securities to purchase and sell, the portfolio manager considers the relative risk versus the potential reward of owning a security. Other factors reviewed when evaluating a security for purchase or sale, among other things, are the credit, interest rate and prepayment risk, as well as general market conditions. The portfolio manager also considers how the purchase or sale will affect the Portfolio's duration relative to the benchmark index and what the relative value of a fixed income sector or sub-sector is compared to another fixed income sector or sub-sector. In addition, the manager conducts intense credit analysis and review of each security purchased or sold.

     In addition to examining the relative value of the investments, the portfolio manager's approach to investments for the Portfolio includes interaction with rating agencies, extensive review of due diligence by underwriters and rating agencies, confirmation of debt service coverage ratios and stress testing of security cash flows.

Main Risks of Investing in the Portfolio

     As with all mutual funds, the loss of money is a risk of investing in the Portfolio. The following are also some of the risks of investing in the Portfolio.

     Interest Rate Risk. All fixed income securities are subject to the risk that as interest rates increase, the value of the securities decrease, and as interest rates decrease, the value of the securities increase. Changes in interest rates generally affect the values of securities with longer maturities more than the values of securities with shorter maturities. Mortgage-Backed Securities may be particularly volatile if interest rates change. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time.

     Commercial Mortgage-Backed Securities. Investments in CMBS, especially lower rated securities, involve the risks of interruptions in the payment of interest and principal

(delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. The risks associated with the real estate industry are even more significant for the Portfolio due to its concentration in Mortgage-Backed Securities. These risks are heightened in the case of CMBS related to a relatively small pool of commercial mortgage loans. In addition, the underlying commercial properties may not be able to continue to generate cash to meet their expenses due to a variety of economic conditions. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay the commercial mortgage loans underlying CMBS will typically depend upon the future availability of financing and the stability of real estate values.

     For most commercial mortgage loans, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related CMBS will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the related CMBS may be hurt.

     Junior classes of Mortgage-Backed Securities protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. Because the Portfolio intends to invest in junior classes of CMBS, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Portfolio may suffer significant losses.

     Investments in Mortgage-Backed Securities also carry the risk that borrowers generally may prepay the principal on the underlying loans at any time without penalty. To the extent that borrowers prepay their loans, the length of the loan will be reduced, and the Mortgage-Backed Security related to the loan will have a lower yield. Loans are more likely to be repaid in periods of low or declining interest rates and therefore the proceeds are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This may result in a lower return on the Portfolio's investment. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. Prepayments have increased significantly in recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace.

     Residential Mortgage-Backed Securities. Investments in Residential Mortgage-Backed Securities involve the same risks that affect CMBS discussed above. The prepayment risk may be heightened for Residential Mortgage-Backed Securities.

     Lower Rated Securities. Generally, lower rated securities (commonly called "junk bonds") offer a higher return potential than higher rated securities but involve greater risks. The Portfolio may invest only in securities with a rating of at least B by S&P or Fitch, or B2 by Moody's at the time of investment. Securities rated B or B2 by rating agencies can be regarded as having poor prospects of attaining real investment standing and face uncertainties regarding payment of principal and interest in times of economic difficulty and have higher prospects of default than investment grade securities. The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Lower rated securities may be less liquid than higher rated securities and carry substantial risks with respect to their capacity to pay interest and repay principal. An economic downturn could cause a decline in the price of these securities because such a downturn could hurt the ability of borrowers underlying the Mortgage-Backed Securities to make principal and interest payments. Issuers of lower rated securities are often less financially stable than issuers of investment grade securities. The markets for these securities may move up and down significantly and may react strongly to legislative and regulatory developments. The costs attributable to investing in lower rated securities are usually higher for several reasons, such as higher investment research costs and higher transaction costs. In addition, securities rated in the fourth highest category by the rating agencies are considered investment grade but they are also considered speculative, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

     Illiquid Securities.    Liquidity of a security refers to the ability to
easily dispose of it and the price to be obtained, and does not necessarily refer to the likelihood of receipt of principal or interest payments. Illiquid securities may be worth less than comparable, more liquid investments. The Portfolio may acquire securities which may be considered illiquid because they are not registered under the federal securities laws, contractual restrictions on transfer apply or they are part of a small issue. The Portfolio may purchase securities offered in private placements or under Rule 144A of the Securities Act of 1933, which may also be illiquid. If a security is illiquid, the Portfolio may not be able to dispose of it at the time or price which it would like.

     Derivatives. The Portfolio's use of derivatives may reduce returns and/or increase volatility. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

     Non-diversified Status. The Portfolio is a "non-diversified" fund, which allows it to invest more than 5% of its assets in the obligations of any single issuer, subject only to certain requirements under tax laws. Because it can invest in the obligations of a smaller number of issuers, the Portfolio may be more at risk than a diversified fund to any single economic, political or regulatory event which harms one or more of those issuers.

     General. An investment in the Portfolio is not a deposit of PNC Bank, National Association or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

     Leverage is a speculative technique which may expose the Portfolio to greater risk and increase its costs. Increases and decreases in the value of the Portfolios will be magnified when the Portfolios use leverage. For example, leverage may cause greater swings in the Portfolio's net asset value. The Portfolio will also have to pay interest on its borrowings, reducing the Portfolios return. This interest expense may be greater than the Portfolio's return on the underlying investment.

RISK/RETURN SUMMARY:  PERFORMANCE INFORMATION

     The chart and table below give you a picture of the Portfolio's long-term
performance.   The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. As with all such investments, past performance is not an indication of future results.

                                    [CHART]



As of 12/31

ANNUAL TOTAL RETURNS/1/


Best Quarter
Q2'95: 6.32%

Worst Quarter
Q4'99: 0.18%



            1994      1995     1996     1997    1998     1999    2000/*/

           0.754%  19.325%    6.019%   10.624%  7.363%   -0.03%  5.290%

           *For the period 1/01/00 through 8/31/00. As of 9/01/00, there were no assets in the Portfolio.


As of 12/31/99

AVERAGE ANNUAL TOTAL RETURNS/1/

                                                       Since      Inception
                         1 Year  3 Years   5 Years   Inception      Date

Multi-Sector            -0.03%    5.89%    8.48%      8.24%        10/06/94
Mortgage Securities
Portfolio III
Salomon Broad            0.84%    5.73%    7.74%      7.43%(2)       N/A
Investment Grade
Index

(1) The chart and the table both assume reinvestment of dividends and distributions. The numbers are as of 12/31/99.
    As of 9/01/00, there were no assets in the Portfolio.

(2) The Salomon Broad Investment Grade Index does not compute returns daily basis.

    This number reflects returns starting October 1, 1994.

RISK/RETURN SUMMARY:  FEE TABLE

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Advisory fees............................................................. .25%
Other expenses............................................................ .36%
Total Portfolio operating expenses........................................ .61%
Fee Waivers and Expense Reimbursements (a)................................ .24%
Net Expenses (a).......................................................... .37%
________________
(a) BlackRock has contractually agreed to cap the "Other expenses" for the Portfolio at .12% of average daily net assets and "Total Portfolio operating expenses" at .37% until February 1, 2002.

     Example:   This Example is intended to help you compare the cost of
investing in the Portfolio with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             One            Three            Five            Ten
                                                             Year           Years           Years           Years
                                                        --------------  --------------  --------------  --------------
Multi-Sector Mortgage Securities Portfolio III........        $38            $171            $316            $739

ADDITIONAL STRATEGIES

     Diversification. The Portfolio will seek to diversify its holdings of CMBS among different types of industries, properties and geographic regions in order to seek to reduce risk. Therefore, the Portfolio will not buy a CMBS if:

     IMPORTANT DEFINITIONS                   (a)  The purchase would cause more than 10% of the
Portfolio Collateral Pool:  The              Portfolio's net assets to be secured by or payable out of
 Portfolio relies on monthly reports         cash flow from the same pool of collateral.
 prepared by the trustee for each of         (b)  The purchase would cause the Portfolio to own more
 its CMBS which break out each               than 25% of any one CMBS issue.
 mortgage loan remaining in the              (c)  More than 5% of the collateral underlying that issue
 collateral pool for each CMBS issue         consists of agricultural and single-family residential
 by property type.  The percentage           properties in the aggregate.
 for each property type is calculated        In addition, the Portfolio will not, except during any
 by using scheduled principal                three-month period after any month in which its net assets
 balances of the mortgage loans.  The        have increased by more than 30%, purchase any CMBS if:
 Portfolio then multiplies the value         (a)  The purchase would cause more than 25% of the
 of each of its CMBS as most recently        Portfolio Collateral Pool to consist of properties located
 determined by these percentages             in any one state of the United States.
 reported for each property type to          (b)  The purchase would cause more than 33% of the
 produce a picture of the total              Portfolio Collateral Pool to consist of office properties.
 collateral pool (the Portfolio              (c)  The purchase would cause more than 20% of the
 Collateral Pool) by property type.          Portfolio Collateral Pool to consist of hotel or motel
 Note that the percentages used by           properties.
 the Portfolio in these calculations:        (d)  The purchase would cause more than 75% of the
*  are produced by another party and         Portfolio Collateral Pool to consist of any one of
 not independently verified by the           multi-family, cooperative, industrial and warehouse, retail
 Portfolio;                                  and shopping mall, mobile home park, nursing home and
*  are only updated once a month; and        senior living center or hospital properties.
*  are based on the outstanding              (e)  The purchase would cause more than 50% of the
 principal amounts, rather than the          Portfolio's net assets to be invested in CMBS relating to a
 market values, of the underlying            single property.
 mortgage loans.
Property Type:  The collateral
 underlying each CMBS is classified
 from descriptions of each mortgage
 loan provided by the underwriter or
 trustee by property type and
 reported to the Portfolio.  These
 property types currently are broken
 out as follows:
*  multi-family properties and
 cooperative apartments;
*  industrial and warehouse
 properties;
*  office buildings;
*  retail space and shopping malls;
*  hotels and motels;
*  nursing homes and senior living
 centers;
*  restaurants and other franchise
 businesses;
*  hospitals;
*  mobile home parks;
*  self-storage centers;
*  mixed retail and office
 properties; and
*  agricultural properties.
--------------------------------------


     In applying the above diversification limits, securities that are backed by the same collateral pool are treated as a single issue.

     Ratings of Portfolio Securities. The dollar weighted average credit quality of the Portfolio will not be less than BBB by S&P or Fitch, or Baa2 by Moody's. U.S. Government Securities are assigned an AAA (or Aaa) rating. In addition:

     1. The Portfolio will invest only in securities that are rated at least B by S&P or Fitch, or B2 by Moody's at the time of investment.

     2. The Portfolio will invest only in securities (other than U.S. Government Securities) rated by at least one of the foregoing organizations at the time of investment.

     3. The Portfolio may invest up to 12.5% of its total assets in securities rated below BB-/Ba3.

     4. The Portfolio may invest up to 25% of its total assets in securities rated below BBB-/ Baa3.

     In the case of short-term money market instruments and short-term commingled funds, the applicable rating requirement will be A2/P2. Split rated securities will be accounted for at the lower rating.

     If any security held by the Portfolio is downgraded such that the Portfolio would not be able at that time to make an investment in such security, then the Portfolio will sell such security within 30 days after such downgrade.

     Additional Information About Strategies. The Portfolio may purchase securities offered in private placements and under Rule 144A of the Securities Act of 1933. These securities may be illiquid. The Portfolio will invest no more than 15% of its net assets in illiquid securities. The portfolio manager monitors the Portfolio's investments in illiquid securities to ensure that such investments will not exceed 15% of its net assets.

     The Portfolio may also invest in collateralized mortgage obligations, real estate mortgage investment conduits and adjustable rate mortgages.

     Percentage Limitations. For the purposes of the foregoing investment strategies and related percentage limitations (aside from investments in illiquid securities, which may not at any time exceed 15% of the Portfolio's net assets), if the Portfolio's asset composition exceeds 110% of a percentage limitation for any reason, the Portfolio will take such actions as may be necessary so that within 60 days after the occurrence of such excess the relevant percentage limitation is again satisfied.

MANAGEMENT

Adviser

     BlackRock Financial Management, Inc. (BlackRock or the Adviser) serves as investment adviser to the Portfolio. BlackRock is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc. BlackRock (formerly
BlackRock Financial Management L.P.) was organized in 1988.   The principal
business address of BlackRock is 345 Park Avenue, New York, New York 10154. BlackRock provides asset management services with respect to U.S. and foreign fixed income instruments. As adviser, BlackRock is responsible for the day-to-day management of the Portfolio, and generally makes all purchase and sale decisions regarding the investments made by the Portfolio. BlackRock also provides research and credit analysis as well as certain other services.

     Keith Anderson and Mark S. Warner are the persons primarily responsible for the day-to-day management of the Portfolio's investments.

     Keith Anderson is a Managing Director, Chief Investment Officer, Fixed Income and Co-head of the Fixed Income Operating Committee at BlackRock. In addition, Mr. Anderson co-chairs the Investment Strategy Group and he is a member of the firm's Management Committee. Mr. Anderson has primary responsibility for managing client portfolios and for acting as a specialist in the government and mortgage sectors. His areas of expertise include Treasuries, agencies, futures, options, swaps and a wide range of traditional and non-traditional mortgage securities. Mr. Anderson founded BlackRock in 1988 and has been a co-manager of the Portfolio since its inception.

     Mark S. Warner, CFA, is a Director of BlackRock with primary responsibility for managing client portfolios. Mr. Warner specializes in investing in the commercial mortgage and non-agency residential mortgage sectors. Mr. Warner has been a co-manager of the Portfolio since July 1996. Prior to joining BlackRock in 1993, Mr. Warner was a Director in the Capital Markets Unit of the Prudential Mortgage Capital Company. Mr. Warner joined the Prudential Mortgage Capital Company in 1987.

     For the services provided and expenses assumed by it, BlackRock is entitled to receive from the Portfolio a fee computed daily and payable monthly at an annualized rate of .25% of the Portfolio's average daily net assets. For the fiscal year ended September 30, 2000, the aggregate advisory fees paid by the Portfolio to BlackRock as a percentage of average daily net assets were .22%. BlackRock may waive a portion of its advisory fee.

     The Adviser has advised the Fund that it will cap the Portfolio's expenses (other than advisory fees) at no more than .12% of average net assets until February 1, 2002.

     Since its commencement of operations, the Portfolio has paid investment advisory fees at the annual rate of .25% of the Portfolio's average daily net assets.

Administrators

     BlackRock Advisors, Inc., whose principal business address is 345 Park Avenue, New York, New York 10154, and PFPC Inc. (PFPC), whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809 serve as the Fund's co-administrators. BlackRock Advisors, Inc. is an indirect majority-owned, and PFPC is an indirect wholly-owned, subsidiary of The PNC Financial Services Group, Inc.

     The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting.

     Under the Administration Agreement, the Fund pays to BAI and PFPC on behalf of the Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .085% of the first $500 million of the Portfolio's average daily net assets, .075% of the next $500 million of the Portfolio's average daily net assets and .065% of the average daily net assets of the Portfolio in excess of $1 billion and (ii) .145% of the first $500 million of average daily net assets allocated to shares of the Portfolio, .135% of the next $500 million of such average daily net assets and .125% of the average daily net assets allocated to shares of the Portfolio in excess of $1 billion.

Transfer Agent, Dividend Disbursing Agent and Custodian

     PFPC Trust Company, whose principal business address is 1600 Market Street, Philadelphia, PA 19103, serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent.

PURCHASE AND REDEMPTION OF SHARES

Distributor

     Shares of the Portfolio are offered on a continuous basis for the Fund by the distributor, BlackRock Distributors, Inc. The Distributor is a registered broker/dealer with principal offices at 3200 Horizon Drive, King of Prussia, PA 19406. The Distributor is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers.

Purchase of Shares

     Shares of the Portfolio are offered without a sales load on a continuous basis to institutions at the net asset value per share of the Portfolio next computed after an order and payment are received in proper form by PFPC. Dividends will commence accruing on that day. Shares may be purchased on any Business Day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") is open for business. Purchase orders may be transmitted by telephoning PFPC at (800) 441-7379. The Fund may in its discretion reject any order for Shares.

     Payment for Shares may be made only in Federal funds or other funds immediately available to the Fund's custodian. Normally, payments for Shares should be received by PFPC no later than 12:00 Noon (Eastern Time). The minimum initial investment by an institution is $50 million. There is no minimum subsequent investment.

Redemption of Shares

     Redemption orders may be transmitted to PFPC by telephone at (800) 441-7379. Shares are redeemed at the net asset value per share of the Portfolio next determined after PFPC's receipt of the redemption request in proper order, and dividends will not accrue after the day on which the redemption is effectuated. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

     The date on which a redemption request is received will be the redemption date unless the redemption request specifies a particular date in the future for its effectiveness. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio. Redemption requests in excess of $250,000 by any single shareholder made within any three-month period may be paid in kind and will be paid in kind if the redeeming shareholder so requests and such payment will not adversely affect other shareholders. Shareholders who receive redemptions in kind will incur additional expense and delay in disposing of such securities and the value of such securities may decline during the disposition period.

     Payment of the redemption price will ordinarily be wired to the shareholder's bank within seven days of receipt of the redemption request. Redemption proceeds will be sent by wire only to the bank named on the shareholder's application form. A shareholder may change the wire instructions on the application form by writing to PFPC with an appropriate signature guarantee.

     During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Institution is unable to contact PFPC by telephone, the Institution may also mail the redemption request to PFPC at 400 Bellevue Parkway, Wilmington, DE 19809.

     The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of Shares) if trading is halted or restricted on the NYSE or under other emergency conditions. The Fund may also redeem Shares involuntarily or make payment for redemption in securities (some of which may not be liquid) or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act.

NET ASSET VALUE

     The net asset value for the Portfolio is calculated as of the close of trading on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by adding the value of all its securities, cash and other assets, subtracting the liabilities and dividing by the total number of Shares outstanding. The net asset value per Share of the Portfolio is determined independently of the Fund's other portfolios. Net asset value will not be calculated on days the NYSE is not open for business.

     The value of securities held by the Portfolio is based upon market quotations or, if market quotations are not readily available, the securities are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees. The Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities.

DIVIDENDS AND DISTRIBUTIONS

     The Portfolio will distribute substantially all of its net investment income and net capital gain, if any, to shareholders. For dividend purposes, the Portfolio's investment income available for distribution to holders of Institutional Shares is reduced by accrued expenses directly attributable to the Portfolio and the general expenses of the Fund prorated to the Portfolio on the basis of its relative net assets. All distributions are reinvested at net asset value in the form of additional full and fractional Shares of the Portfolio unless an Institution elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. The net investment income of the Portfolio is declared daily. All such dividends are paid not later than ten days after the end of each month and within seven days after redemption of all of a shareholder's Shares in the Portfolio. Net capital gain, if any, will be distributed by the Portfolio at least annually.

TAXES

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

     The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this tax treatment, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital), regardless of whether such distributions are paid in cash or reinvested in additional Shares.

     Distributions paid out of the "net capital gain" (the excess of its net long-term capital gain over net short-term capital loss), if any, of the Portfolio will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his Shares and whether such gain was reflected in the price paid for the Shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

     The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in December of any year payable to shareholders of record on a specified date in December will be deemed to have been received by the shareholders on December 31 of such year, provided the dividends are paid during January of the following year.

     A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of Portfolio Shares depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange.

     Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolio. Shareholders are urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the Federal income tax consequences described above. Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment and should consult their tax advisers.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

     The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

     Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

FINANCIAL HIGHLIGHTS

     The Portfolio commenced investment operations on October 6, 1994 as a separate investment portfolio (the Predecessor Portfolio) of The BFM Institutional Trust Inc., which was organized as a Maryland corporation. On April 26, 1996, the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio, which had no prior operating history. The Predecessor Portfolio also received investment advisory services from BlackRock.

     The following financial information shows the Portfolio's performance for the periods indicated, has been derived from the financial statements incorporated by reference into the Statement of Additional Information and has been audited by the Portfolio's independent accountants, PricewaterhouseCoopers LLP. Certain information reflects results for a single share. The term "Total Investment Return" indicates how much your investment would have increased or decreased during this period of time and assumes reinvestment of all dividends and distributions. Additional information about the performance of the Portfolio, including the auditor's report, is contained in the Portfolio's annual report. Both the Statement of Additional Information and the Portfolio's annual report may be obtained from the Fund free of charge by calling (800) 441-7764. During the period shown, the Portfolio offered one class of shares to institutional investors.

                                                 The Multi-Sector
                                               Mortgage Securities
                                                    Portfolio
                                    Year Ended   Year Ended   Year Ended       Six Months          Nine Months
                                     Sept. 30,    Sept. 30,    Sept. 30,     Ended Sept. 30,      Ended Mar. 31,
                                       1999         1998         1997             1996                 1996
Per Share Operating Performance:
Net asset value, beginning of        $1,056.37    $1,056.37    $1,016.08         $1,019.41           $1,068.11
 period...........................   ---------    ---------    ---------         ---------           ---------
 Net investment income............       66.88        74.41        73.74             38.33               61.37
 Net realized and unrealized gain       (63.20)       15.26        49.82             (3.33)              (9.06)
  (loss) on investments...........   ---------    ---------    ---------         ---------           ---------
 Net increase from investment             3.68        89.67       123.56             35.00               52.31
  operations......................   ---------    ---------    ---------         ---------           ---------
Dividends from net investment           (66.88)      (74.41)      (73.74)           (38.33)             (61.37)
 income...........................
Distributions from net realized         (87.44)      (15.26)       (9.53)               --              (39.64)
 capital gains....................   ---------    ---------    ---------         ---------           ---------
 Total dividends and distributions     (154.32)      (89.67)      (83.27)           (38.33)            (101.01)
                                     ---------    ---------    ---------         ---------           ---------
Net asset value, end of period....   $  905.73    $1,056.37    $1,056.37         $1,016.08           $1,019.41
                                     =========    =========    =========         =========           =========
Total Return                              0.51%        9.06%       12.67%             3.53%               5.02%

Ratios /Supplemental Data:
Net assets, end of period (in                     $  46,600    $ 121,251         $ 121,738           $ 117,569
 thousands).......................
Ratio of expenses to average net          0.37%        0.37%        0.37%  0.37%(b)             0.37%(a)
 assets...........................
Ratio of expenses to average net          0.57%        0.61%        0.62%  0.51%(b)             0.37%(a)
 assets (excluding waivers).......
Ratio of net investment income to         7.00%        7.28%        7.13%  7.60%(b)             7.77%(a)
 average net assets...............
Ratio of net investment income to         6.80%        7.04%        6.88%  7.45%(b)             7.76%(a)
 average net assets (excluding
 waivers).........................
Portfolio turnover rate...........          76%          11%          52%               24%                119%

________________
  (a)  Annualized.

  Note: As of 9/10/00, there were no assets in the Portfolio.

        The information above represents audited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.

  A Statement of Additional Information (SAI) includes                           The Multi-Sector
   additional information about the Portfolio.                                       Mortgage
   Additional information about the Portfolio's                                     Securities
   investments is available in the Fund's annual and                               Portfolio III
   semi-annual reports to shareholders.  In the Fund's                             Institutional
   annual report, you will find a discussion of the                                    Class
   market conditions and investment strategies that
   significantly affected the Portfolio's performance
   during its last fiscal year.  The current SAI and the
   Fund's annual and semi-annual reports to shareholders
   may be obtained free of charge from the Fund by
   calling (800) 441-7762.  Shareholder inquiries also
   may be made at this number.  The SAI, as it may be
   supplemented from time to time, is incorporated by
   reference in this Prospectus.  Information about the
   Fund (including the SAI) can be reviewed and copied at
   the SEC's Public Reference Room in Washington, D.C.
   Information on the operation of the public reference
   room may be obtained by calling the SEC at
   202-942-8090.  Reports and other information about the
   Fund are available on the EDGAR Database on the SEC's
   Internet site at http://www.sec.gov and copies of this
   information may be obtained, upon payment of
   duplicating fee by electronic request at the following
   E-mail address:  publicinfo@sec.gov, or, by writing
   the Public Reference Section of the SEC, Washington,
   D.C. 20549-0102.





-----------------------------------------------------------------------------------------------------------------------
                                                                                    Prospectus
-----------------------------------------------------------------------------------------------------------------------
Investment Adviser                                                               January 28, 2001

BlackRock Financial Management, Inc.
New York, New York

Co-Administrator
BlackRock Advisors, Inc.
New York, New York

Co-Administrator and Transfer Agent
PFPC Inc.
Wilmington, Delaware

Distributor
BlackRock Distributors, Inc.
King of Prussia, Pennsylvania

Counsel
Simpson Thacher & Bartlett
New York, New York

Independent Accountants
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

Investment Company Act
File No. 811-05742
-----------------------------------------------------------------------------------------------------------------------

                               BLACKROCK FUNDS/SM/

                      STATEMENT OF ADDITIONAL INFORMATION

                 MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO III

     This Statement of Additional Information provides supplementary information pertaining to Institutional Shares ("Shares") representing interests in the Multi-Sector Mortgage Securities Portfolio III (the "Portfolio") of BlackRock FundsSM (the "Fund"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Fund relating to the Portfolio dated January 28, 2001, as amended from time to time (the "Prospectus"). The Prospectus may be obtained from the Fund's distributor by calling toll-free (800) 441-7764. This Statement of Additional Information is dated January 28, 2001. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

                                    CONTENTS

                                                                               Page
                                                                               ----
THE FUND......................................................................    1
INVESTMENT OBJECTIVE AND POLICIES.............................................    1
INVESTMENT RESTRICTIONS.......................................................   20
TRUSTEES AND OFFICERS.........................................................   21
INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICING ARRANGEMENTS..   25
PORTFOLIO TRANSACTIONS........................................................   29
PURCHASE AND REDEMPTION INFORMATION...........................................   30
VALUATION OF PORTFOLIO SECURITIES.............................................   31
PERFORMANCE INFORMATION.......................................................   32
TAXES.........................................................................   35
ADDITIONAL INFORMATION CONCERNING SHARES......................................   37
MISCELLANEOUS.................................................................   39
FINANCIAL STATEMENTS..........................................................   39
APPENDIX A....................................................................  A-1
APPENDIX B....................................................................  B-1

                                    THE FUND

     The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. Effective January 31, 1998, the Fund changed its name from Compass Capital FundsSM to BlackRock FundsSM. The Portfolio originally commenced operations on October 6, 1994 as a separate investment portfolio (the "Predecessor Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland corporation. On April 26, 1996 the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio, which had no prior operating history. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in 40 investment portfolios. For information concerning these other portfolios contact the distributor at (800) 441-7762.

                       INVESTMENT OBJECTIVE AND POLICIES

     For a description of the objective and policies of the Portfolio, see "Risk/Return Summary: Investments and Risks" and "Additional Main Strategies" in the Prospectus. In accordance with the applicable provisions of the 1940 Act, the Portfolio will maintain with its custodian a segregated account of liquid assets to the extent the Portfolio's obligations require segregation from the use of investment practices listed below. The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

Mortgage-Backed Securities

     Commercial Mortgage-Backed Securities

     Commercial Mortgage-Backed Securities are generally multi-class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multi-family properties and cooperative apartments, hotels and motels, nursing homes, hospitals, senior living centers and agricultural property. Unlike most single family residential mortgages, commercial real property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination. This difference in prepayment exposure is significant due to extraordinarily high levels of refinancing of traditional residential mortgages experienced over the past years. Assets underlying Commercial Mortgage-Backed Securities may relate to only a few properties or to a single property. See "Risk Factors Relating to Mortgage-Backed Securities."

     Commercial Mortgage-Backed Securities have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored Commercial Mortgage-Backed Securities offerings include owners of commercial properties, originators of and investors in mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The Portfolio may from time to time purchase Commercial Mortgage-Backed Securities directly from issuers in negotiated transactions or from a holder of such Commercial Mortgage-Backed Securities in the secondary market.

     Commercial Mortgage-Backed Securities generally are structured to protect the senior class investors against potential losses on the underlying mortgage loans. This is generally provided by the subordinated class investors, which may be included in the Portfolio, by taking the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes, including the subordinated classes in which the Portfolio intends to invest, may include issuer guarantees, reserve funds, additional subordinated securities, cross-collateralization, over- collateralization and the equity investors in the underlying properties.

     By adjusting the priority of interest and principal payments on each class of a given Commercial Mortgage-Backed Security, issuers are able to issue senior investment grade securities and lower rated or non-rated subordinated securities tailored to meet the needs of sophisticated institutional investors. In general, subordinated classes of Commercial Mortgage-Backed Securities are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such subordinated classes are subject to a substantially greater risk of nonpayment than are senior classes of Commercial Mortgage-Backed Securities. Even within a class of subordinate securities, most Commercial Mortgage-Backed Securities are structured with a hierarchy of levels (or "loss positions"). Loss positions are the order in which non-recoverable losses of principal are applied to the securities within a given structure. For instance, a first loss subordinate security will absorb any principal losses before any higher loss position subordinate security. This type of structure allows a number of classes of securities to be created with varying degrees of credit exposure, prepayment exposure and potential total return.

     Subordinated classes of Commercial Mortgage-Backed Securities have more recently been structured to meet specific investor preferences and issuer constraints and have different priorities for cash flow and loss absorption. As previously discussed, from a credit perspective, they are structured to absorb any credit-related losses prior to the senior class. The principal cash flow characteristics of subordinated classes are designed to be among the most stable in the Mortgage-Backed Securities market, the probability of prepayment being much lower than with traditional Residential Mortgage-Backed Securities. This characteristic is primarily due to the structural feature that directs the application of principal payments first to the senior classes until they are retired before the subordinated classes receive any prepayments. While this serves to enhance the credit protection of the senior classes, it produces subordinated classes with more stable average lives. Subject to the applicable provisions of the 1940 Act, there are no limitations on the classes of Commercial Mortgage-Backed Securities in which the Portfolio may invest. Accordingly, in certain circumstances, the Portfolio may recover proportionally less of its investment in a Commercial Mortgage-Backed Security than the holders of more senior classes of the same Commercial Mortgage-Backed Security.

     The rating assigned to a given issue and class of Commercial Mortgage-Backed Securities is a product of many factors, including the structure of the security, the level of subordination, the quality and adequacy of the collateral, and the past performance of the originators and servicing companies. The rating of any Commercial Mortgage-Backed Security is determined to a substantial degree by the debt service coverage ratio (i.e., the ratio of current net operating income from the commercial properties, in the aggregate, to the current debt service obligations on the properties) and the LTV ratio of the pooled properties. The amount of the securities issued in any one rating category is determined by the rating agencies after a rigorous credit rating process which includes analysis of the issuer, servicer and property manager, as well as verification of the LTV and debt service coverage ratios. LTV ratios may be particularly important in the case of commercial mortgages because most commercial mortgage loans provide that the lender's sole remedy in the event of a default is against the mortgaged property, and the lender is not permitted to pursue remedies with respect to other assets of the borrower. Accordingly, loan-to-value ratios may, in certain circumstances, determine the amount realized by the holder of the Commercial Mortgaged-Backed Security.

     Residential Mortgage-Backed Securities

     The Portfolio also expects to invest in Residential Mortgage-Backed Securities that are Mortgage-Backed Securities representing participation interests in pools of single-family residential mortgage loans originated by private mortgage originators. Traditionally, Residential Mortgage-Backed Securities were issued by governmental agencies such as Fannie Mae, Freddie Mac and Ginnie Mae. The Portfolio intends to invest in those securities issued by nongovernmental agencies as well as governmental agencies. Nongovernmental entities that have issued or sponsored Residential Mortgage-Backed Securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Residential Mortgage-Backed Securities, similar to Commercial Mortgage-Backed Securities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

     While single-family residential loans do not typically have prepayment penalties or restrictions, as commercial mortgage loans often do, Residential Mortgage-Backed Securities are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.

     Mortgage-Related Securities Issued by U.S. Government Agencies and Instrumentalities.

     The Portfolio may invest in Mortgage-Backed Securities issued by agencies or instrumentalities of the U.S. Government including GNMA, FNMA and FHLMC. The U.S. Government or the issuing agency guarantees the payment of interest and principal on these securities. However, the guarantees do not extend to the securities' yield or value, nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the security, net of certain fees.

     GNMA Certificates. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorized GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under the guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     The GNMA certificates will represent a pro-rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to four-family housing units.

     FNMA Certificates. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

     Each FNMA certificate will entitle the registered holder thereof to receive amounts representing such holder's pro-rata interest in scheduled principal payments and interest payments (at such FNMA certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

     Each FNMA certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; and (iii) adjustable rate mortgage loans.

     FHLMC Certificates. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC certificates.

     FHLMC guarantees to each registered holder of a FHLMC certificate the timely payment of interest at the rate provided for by such FHLMC certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     FHLMC certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC certificate group.

     Private Mortgage Pass-Through Securities.

     Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.
These securities usually are backed either by GNMA, FNMA or FHLMC certificates or by a pool of fixed rate or adjustable rate mortgage loans. Securities which are backed by a pool of fixed rate or adjustable rate mortgage loans generally are structured with one or more types of credit enhancement.

     Adjustable Rate Mortgage Securities.

     Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates ("ARMs"). ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

     Collateralized Mortgage Obligations and Multi-Class Pass-Through
Securities.

     Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities.
Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through certificates. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC").

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed securities.

     The Portfolio also may invest in, among other things, parallel-pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel-pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are parallel-pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     The Portfolio may invest in CMO residuals. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs and related administrative expenses of the issuer.

     In determining which Mortgage-Backed Securities the Portfolio will purchase, the Adviser will consider, among other factors, the following: characteristics of the underlying mortgage loan, including LTV and debt service coverage ratio, loan seasoning, and refinancing risk; characteristics of the underlying property, including diversity of the loan pool, occupancy and leasing, and competitiveness in the pertinent market; economic, environmental and local considerations; deal structure, including historical performance of the originator, subordination percentages and reserve fund balances; and structural participants such as administrators and servicers.

     In addition to examining the relative value of the investments, the Adviser's disciplined approach to investments for the Portfolio will include considerable interaction with rating agencies, extensive review of due diligence by underwriters and rating agencies, confirmation of debt service coverage ratios and stress testing of security cash flows. The Adviser also will select investments which will vary the Portfolio by underlying property types, geographic regions and industry exposure. In this regard, the Portfolio will not purchase any Commercial Mortgage-Backed Security ("CMBS") if, giving effect thereto, (i) the net assets of the Portfolio constituting CMBS that are directly or indirectly secured by or payable out of cash flow from the same pool of collateral would increase and would account for more than 10% of the Portfolio's net assets, or (ii) the net assets of the Portfolio attributable to CMBS backed by the same pool of collateral would increase and the Portfolio would own more than 25% of the currently outstanding principal amount of CMBS that are directly or indirectly secured by or payable out of cash flow from the same pool of collateral. In addition, the Portfolio will not, except during any three-month period after any month in which its net assets have increased by more than 30%, purchase any CMBS if, giving effect thereto, (i) the net assets of the Portfolio constituting CMBS that are directly or indirectly secured by or payable out of cash flow from properties located within a single state of the U.S. would increase and would account for more than 25% of the Portfolio's net assets or
(ii) the net assets of the Portfolio constituting CMBS that are directly or indirectly secured by or payable out of cash flow from office properties would increase and would account for more than 33%, or from hotel and motel properties would increase and would account for more than 20%, or from any one of multi-family, cooperative, industrial and warehouse, retail and shopping mall, mobile home park, nursing home and senior living center or hospital properties would increase and would account for more than 75% of the Portfolio's net assets, or
(iii) the net assets of the Portfolio constituting particular issuances of CMBS that are directly or indirectly secured by or payable out of cash flow from single properties would increase and would account for more than 50% of the Portfolio's net assets. For the foregoing purpose, a CMBS will be considered to be secured by or payable out of the cash flow from a property only in the proportion that the outstanding principal amount of the mortgage loan relating to such property and backing such security bears to the sum of the outstanding principal amount of all mortgage loans backing such security. If the Portfolio's asset composition in any of the foregoing categories subsequently exceeds 110% of the related percentage limitation for any reason, the Portfolio will take such action as may be necessary so that within 60 days after the occurrence of such excess the relevant percentage limitation is again satisfied. The Portfolio will not invest in any issuance of Mortgage-Backed Securities more than 5% of the principal amount of the collateral of which at the time of issuance is single-family residential and agricultural properties in the aggregate.

     Miscellaneous.

     The Portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. ("PNC Mortgage") or Midland Loan Services, Inc. ("Midland")(or Sears Mortgage if PNC Mortgage succeeded to rights and duties of Sears Mortgage) or mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or their affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates.

Lower Rated Securities

     The Mortgage-Backed Securities in which the Portfolio may invest may be lower rated (i.e., have a credit quality below investment grade) subordinated classes. Investments in such lower rated securities are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider the following factors before purchasing shares of the Portfolio. The Portfolio (i) will not invest in securities (other than U.S. Government securities) that are not rated at least B by S&P or Fitch or B2 by Moody's at the time of investment; (ii) will not invest in securities (other than U.S. Government securities) not rated by at least one of the foregoing organizations at the time of investment; (iii) will not invest more than 12.5% of its assets in securities that are rated below BB-/Ba3 by any of the foregoing organizations; and (iv) will not invest more than 25% of its assets in securities that are rated below BBB-/Baa3 by any of the foregoing organizations. In the case of short-term money market instruments and short-term commingled funds the applicable rating requirement will be A2/P2. Split rated securities will be accounted for at the lower rating. If any security held in its portfolio is downgraded such that the Portfolio would not be able at that time to make an investment in such security, the Portfolio will sell such security within 30 days after such downgrade. The Portfolio will maintain a dollar-weighted average credit quality of at least BBB/Baa2, with U.S. Government securities assigned a AAA rating. In order to calculate the average credit quality of the Portfolio, the Portfolio will assign sequential numbers to each of the 20 rating categories from AAA to D, multiply the value of each instrument by the rating equivalent number assigned to its lowest rating, sum all of such products, divide the aggregate by the net asset value of the Portfolio and convert the number back to its equivalent rating symbol.

     Generally, lower rated securities offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominately speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Portfolio, with a commensurate effect on the value of the Portfolio's shares. While the market values of lower rated securities tend to react less to fluctuations in interest rate levels than do those of higher rated securities, the market values of certain of these securities also tend to be more sensitive to changes in economic conditions than higher rated securities. In addition, lower rated securities generally present a higher degree of credit risk. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

     Securities which are rated BB by S&P and Fitch and Ba by Moody's have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. A general description of the bond ratings of Moody's, S&P, D&P and Fitch is set forth in Appendix A to this Statement of Additional Information.

     The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Adviser performs its own analysis of the issuers whose non-investment grade securities the Portfolio holds. Because of this, the Portfolio's performance may depend more on the Adviser's own credit analysis than in the case of mutual funds investing in higher-rated securities.

Types of Credit Enhancement

     Mortgage-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Risk Factors Relating to Mortgage-Backed Securities

     The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

     Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. The markets for Mortgage-Backed Securities may be more illiquid than those of other securities.

     Investments in Commercial Mortgage-Backed Securities involve the credit risks of delinquency and default. Delinquency refers to interruptions in the payment of interest and principal. Default refers to the potential for unrecoverable principal loss from the sale of foreclosed property. These risks include the risks inherent in the commercial mortgage loans which support such Commercial Mortgage-Backed Securities and the risks associated with direct ownership of real estate. This may be especially true in the case of Commercial Mortgage-Backed Securities secured by, or evidencing an interest in, a relatively small or less diverse pool of commercial mortgage loans. The factors contributing to these risks include the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes.

     While the credit quality of the Commercial Mortgage-Backed Securities in which the Portfolio may invest will reflect the perceived likelihood of future cash flows to meet operating expenses and cash flow requirements, the underlying commercial properties may not be able to continue to generate income to meet their operating expenses and cash flow requirements (mainly debt service, lease payments, capital expenditures, taxes, maintenance, insurance and tenant improvements) as a result of any of the factors mentioned above. Consequently, the obligors under commercial mortgages may be unable to make payments of interest in a timely fashion, increasing the risk of default on a related Commercial Mortgage-Backed Security. In addition, the repayment of the commercial mortgage loans underlying Commercial Mortgage-Backed Securities will typically depend upon the future availability of financing and the stability of real estate property values.

     The commercial mortgage loans that underlie Commercial Mortgage-Backed Securities have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Most commercial mortgage loans are nonrecourse obligations of the borrower, meaning that the sole remedy of the lender in the event of a default is to foreclose upon the collateral. As a result, in the event of default by a borrower, recourse may be had only against the specified property pledged to secure the loan and not against the borrower's other assets. If borrowers are not able or willing to refinance or dispose of the property to pay the principal balance due at maturity, payments on the subordinated classes of the related Commercial Mortgage-Backed Security are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes may only be determined after the foreclosure of the mortgage encumbering the property and, if the mortgagee takes title to the property, upon liquidation of the property.
Factors such as the title of the property, its physical condition and financial performance, as well as governmental disclosure requirements with respect to the condition of the property, may make a third party unwilling to purchase the property at a foreclosure sale or for a price sufficient to satisfy the obligations with respect to the related Commercial Mortgage-Backed Securities. The condition of a property may deteriorate during foreclosure proceedings. Certain obligors on underlying mortgages may become subject to bankruptcy proceedings, in which case the amount and timing of amounts due under the related Commercial Mortgage-Backed Securities may be materially adversely affected.

     In general, any losses on a given Commercial Mortgage-Backed Security will be absorbed first by the equity holder, then by a cash reserve fund or letter of credit, if any, and then by the "first loss" subordinated security to the extent of its principal balance. Because the Portfolio intends to invest in subordinated classes of Commercial Mortgage-Backed Securities, there can be no assurances that in the event of default and the exhaustion of equity support, the reserve fund and any debt classes junior to those in which the Portfolio invests, the Portfolio will be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued by the originator, or if mortgage values subsequently decline, the Portfolio may hold the "first loss" position in certain Commercial Mortgage-Backed Securities ahead of the more senior debt holders, which may result in significant losses. Many of the lower-rated Commercial Mortgage-Backed Securities are subject to less prepayment risk than in the case of Residential Mortgage-Backed Securities because of structural features of the underlying mortgage loans and the fact that they are entitled to repayment only after more senior classes are paid.

     Investments in Residential Mortgage-Backed Securities involve the credit risks that affect interest and principal cash flows similar to the credit risks of Commercial Mortgage-Backed Securities discussed above, as well as the prepayment risks associated with the possibility that prepayments of principal generally may be made at any time without penalty. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. Changes in the rate of prepayments on a Residential Mortgage-Backed Security may change the yield to maturity of the security and amounts available for reinvestment from such securities by the Portfolio are likely to be greater during periods of relatively low or declining interest rates and therefore are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced in recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Because the Portfolio expects to invest in subordinated Residential Mortgage-Backed Securities, the prioritization of cash flows from mortgages under the Residential Mortgage-Backed Securities in favor of the senior classes generally reduces this prepayment risk.

Risk Factors Relating to Lower Credit Quality Securities

     An investor should recognize that the lower-rated Commercial and Residential Mortgage-Backed Securities in which the Portfolio may invest have speculative characteristics. The prices of lower credit quality securities, which are commonly referred to as "junk bonds," have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments. Securities rated lower than B by S&P and Moody's, including bonds rated as low as D by S&P or C by Moody's, can be regarded as having extremely poor prospects of ever attaining any real investment standing and may be in default with payment of interest and/or repayment of principal in arrears. A projection of an economic downturn or the advent of a recession, for example, could cause a decline in the price of lower credit quality securities because the advent of a recession could lessen the ability of obligors of mortgages underlying Commercial Mortgage-Backed Securities and Residential Mortgage-Backed Securities to make principal and interest payments. In such event, existing credit supports and any first loss positions may be insufficient to protect against loss of principal.

     Issuers of lower rated securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to lower rated securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio's ability to fully recover principal or to receive interest payments when senior securities are in default.

     The secondary markets for lower rated securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for lower rated securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for these securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, the Portfolio may have difficulty disposing of certain lower rated securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio's assets. Market quotations on lower rated securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

     The markets for lower rated securities may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for these securities may be affected by legislative and regulatory developments. These developments could adversely affect the Portfolio's net asset value and investment practices, the secondary market, the financial condition of issuers of these securities and the value and liquidity of outstanding securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower rated bonds and limiting the deductibility of interest by certain corporate issuers of these bonds adversely affected the market in recent years.

     When the secondary market for lower rated securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Portfolio's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity, in combination with the relative youth and growth of the market for such securities, also may affect the ability of the Portfolio to dispose of such securities at a desirable price. Additionally, if the secondary markets for lower rated securities contract due to adverse economic conditions or for other reasons, certain of the Portfolio's liquid securities may become illiquid and the proportion of the Portfolio's assets invested in illiquid securities may significantly increase.

     The costs attributable to investing in lower rated securities are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Non-diversified Status

     The Portfolio has registered as a "non-diversified" investment company which enables it to invest more than 5% of its assets in the obligations of any single issuer, subject only to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result of its ability to concentrate its investments in the obligations of a smaller number of issuers, the Portfolio may be more susceptible than a diversified fund to any single economic, political or regulatory occurrence.

Illiquid Securities

     Liquidity of a security relates to the ability to easily dispose of securities and the price to be obtained, and does not necessarily relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments. The Commercial Mortgage-Backed Securities which the Portfolio intends to acquire may be less marketable and in some instances will be considered illiquid by the Portfolio under applicable standards because of the absence of registration under the federal securities laws, contractual restrictions on transfer or the small size of the issue (relative to the issues of comparable interests).

Other Investment Practices

     As a basic element of its overall investment strategy the Portfolio intends to use a variety of other investment management techniques and instruments.

     Duration Management and Other Management Techniques.

          The Portfolio may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps and floors and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, "Additional Investment Management Techniques"). These Additional Investment Management Techniques may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Portfolio's unrealized gains in the value of its securities holdings, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. See Appendix B "General Characteristics and Risks of Additional Investment Management Techniques."

     Additional Investment Management Techniques present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Portfolio's position. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Portfolio may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Portfolio to successfully utilize Additional Investment Management Techniques will depend on the Adviser's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Portfolio has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Additional Investment Management Techniques will reduce net asset value.

     In selecting counterparties for OTC hedging and risk management transactions, the Portfolio will adhere to the following minimum ratings: (i) with respect to an OTC derivative instrument with a remaining nominal maturity of six months or less, a Moody's Derivative Counterparty Rating of A3; (ii) with respect to an OTC derivative instrument with a remaining maturity of more than six months, a Moody's Derivative Counterparty Rating of AA3. If the counterparty does not have a Moody's counterparty rating, then either the Moody's or S&P long-term securities rating of A3/A- (with respect to category
(i) above) or Aa3/AA- (with respect to category (ii) above) may be used as a substitute. In addition, all such counterparties must have a minimum short-term rating of A-1 by Moody's and P-1 by S&P. If a counterparty drops below the minimum ratings, then the Portfolio will seek to unwind existing agreements with such counterparty in a cost-effective manner and will be prohibited from entering into new agreements with the counterparty so long as the counterparty's rating is below the relevant minimum.

     The principal risks relating to the use of futures contracts and other Additional Investment Management Techniques are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Portfolio's holdings; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Adviser; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Portfolio being in a worse position than if such techniques had not been used. See Appendix B "General Characteristics and Risks of Additional Investment Management Techniques".

     When-Issued and Forward Commitment Securities. The Portfolio may also purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date outside the normal course of settlement for securities of that type. No income will be earned on securities purchased on a when-issued basis until the securities have been delivered. When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolio will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or other liquid debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Portfolio. There is always a risk that the securities may not be delivered and that the Portfolio may incur a loss. Settlements in the ordinary course, which typically occur monthly for mortgage-related securities, are not treated by the Portfolio as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

     Interest Rate Transactions. The Portfolio may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities that the Portfolio anticipates purchasing at a later date. The Portfolio will use these transactions as a hedge or for duration or risk management. The Portfolio will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest e.g.,
                                                                         ----
an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

     The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with
                           ----
the Portfolio receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Portfolio will accrue the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid securities having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

     Futures Contracts and Options on Futures Contracts. The Portfolio may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Portfolio will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes.

     Calls on Securities, Indices and Futures Contracts. The Portfolio may sell or purchase call options ("calls") on U.S. Treasury securities, mortgage-backed securities, other debt securities, indices, and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and future contracts. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Portfolio must be "covered" as long as the call is outstanding (i.e., the Portfolio must own the
                                              ----
securities or futures contract subject to the call or other securities acceptable for applicable segregation requirements). A call sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Portfolio to hold a security or futures contract which it might otherwise have sold. The purchase of a call gives the Portfolio the right to buy a security, futures contract or index at a fixed price. Calls on futures on U.S. Treasury securities, Mortgage-Backed Securities, other debt securities and Eurodollar instruments must also be covered by deliverable securities or the futures contract or by liquid debt securities segregated to satisfy the Portfolio's obligations pursuant to such instruments.

     Puts on Securities, Indices and Futures Contracts. The Portfolio may purchase put options ("puts") that relate to U.S. Treasury securities, Mortgage-Backed Securities, other debt securities and Eurodollar instruments (whether or not it holds such securities in its portfolio), indices or futures contracts. The Portfolio may also sell puts on U.S. Treasury securities, Mortgage-Backed Securities, other debt securities, Eurodollar instruments, indices or futures contracts on such securities if the Portfolio's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. The Portfolio will not sell puts if, as a result, more than 50% of the Portfolio's assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Portfolio may be required to buy the underlying instrument at a price higher than the current market price.

     Repurchase Agreements. The Portfolio may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed upon date. These agreements may be made with respect to any of the securities in which the Portfolio is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities and will be entered into in accordance with the requirements of the SEC. The Portfolio will not enter into any repurchase agreement with respect to securities other than U.S. Government securities and mortgage-backed securities. The value of the collateral for such repurchase agreement marked-to-market at the end of each business day will be at least equal to the amount of the repurchase agreement. The Portfolio will not enter into any repurchase agreement the term of which exceeds 90 days.

     The repurchase price under the repurchase agreements generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement. The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's Adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     Restricted and Illiquid Securities. The Portfolio may purchase certain restricted securities ("Rule 144A securities") eligible for sale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Act"). Rule 144A provides an exemption from the registration requirements of the Act for the resale of certain restricted securities to qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may now be liquid, though no assurance can be given that a liquid market for Rule 144A securities will develop or be maintained. The Portfolio's holdings of Rule 144A securities which are liquid securities will not be subject to its limitation on investment in illiquid securities. The Fund's Board of Trustees has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. The Board of Trustees will periodically review the Portfolio's purchases and sales of Rule 144A securities.

     Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The Portfolio may purchase certain restricted securities and may treat such securities as being liquid if the Adviser determines, pursuant to procedures adopted by the Trust's Board of Trustees, that a sufficient secondary market does exist for such securities.

     Bank and Corporate Debt Securities and Temporary Defensive Measures

     The Portfolio may not invest in bank or corporate debt securities except that it may invest in money market instruments for temporary defensive purposes and in order to keep cash on hand fully invested. Such instruments include but are not limited to notes, certificates of deposit, bankers' acceptances and commercial paper.

     Floating Rate and Index Obligations

     The Portfolio may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Portfolio will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Portfolio could not invest.

     Floating rate securities pay interest according to a coupon which is reset periodically. This reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

     Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss is realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Other Investments

     U.S. Government Securities

     U.S. Government securities include:

               1. U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

               2. Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration ("FHA"), the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

               3. Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentalities may borrow, to meet its obligations, from the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the

          Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

               4. Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Bank.

     In the case of securities not backed by the "full faith and credit" of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to FNMA or FHLMC. GNMA, FNMA and FHLMC investments by the Portfolio may also include pass-through securities, CMOs and certain other Mortgage-Backed Securities.

     Neither the value nor the yield of the Portfolio's shares or of the U.S. Government securities which may be invested in by the Portfolio are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Portfolio will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation, as a result of changes in interest rates, than debt securities with shorter maturities.

                            INVESTMENT RESTRICTIONS

     The Portfolio is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Portfolio's outstanding shares (as defined below under "Miscellaneous").

     The Portfolio may not:

          (1) invest 25% or more of the value of its total assets in any one industry (Mortgage-Backed Securities and other securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof are not treated as industries); provided, however, that the Portfolio will, except for temporary defensive purposes, invest at least 25% of the value of its total assets in securities which represent interests in mortgages or liens on real property;

          (2) issue senior securities (including borrowing money, including on margin if margin securities are owned) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when- issued and forward commitment transactions and similar investment strategies. The Portfolio's obligations under interest rate swaps are not treated as senior securities;

          (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Portfolio's investment objective and policies or the acquisition of securities subject to repurchase agreements;

          (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Portfolio may be deemed to be an underwriter;

          (5) invest for the purpose of exercising control over management of any company other than issuers of collateralized mortgage obligations;

          (6) purchase real estate or interests therein other than Commercial and Residential Mortgage-Backed Securities and similar instruments;

          (7) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Portfolio becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool; or

          (8) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Portfolio's total assets and the Portfolio's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

                              TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of its Board of Trustees. The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

Name and Address                 Position with Fund    Principal Occupation During Past Five Years
William O. Albertini             Trustee and           Retired; Executive Vice President and Chief Financial
698 Strafford Circle             Chairman of the       Officer from August 1997 - April 1999, Bell Atlantic Global
Strafford, PA 19087              Audit Committee       Wireless (global wireless communications); Executive Vice
Age:  57                                               President, Chief Financial Officer and Director from
                                                       February 1995 - August 1997, Vice President and Chief
                                                       Financial Officer from January 1991 - February 1995, Bell
                                                       Atlantic Corporation (a diversified telecommunications
                                                       company); Director, American Water Works, Inc. (water
                                                       utility) since May 1990; Director, Triumph Group, Inc.
                                                       (aviation manufacturing, repair and maintenance services)
                                                       since May 1999; Director, Midwest Independent Transmission
                                                       Services Operator, Inc. (electrical transmission operator)
                                                       since December 1998; Trustee, The Carl E. & Emily I. Weller
                                                       Foundation since October 1991.

Raymond J. Clark                 Trustee, President    Treasurer of Princeton University since 1987; Trustee, The
Office of the Treasurer          and Treasurer         Compass Capital Group of Funds from 1987 to 1996; Trustee,
Princeton University                                   Chemical Bank, New Jersey Advisory Board from 1994 until
3 New South Building                                   1995; Chairman of Board of Trustees, American Red Cross -
P.O. Box 35                                            Central N.J. Chapter; Trustee, Medical Center of Princeton;
Princeton, NJ 08540                                    and Trustee, United Way-Greater Mercer County from
Age:  65                                               1996-1997.

Laurence D. Fink*                Trustee               Chairman and Chief Executive Officer, Chairman of the
BlackRock, Inc.                                        Management Committee and Co-Chair of the Investment
345 Park Avenue                                        Strategy Group of BlackRock, Inc.; Chairman of the Board
New York, NY 10154                                     and Director of BlackRock's closed-end investment
Age:  47                                               companies; Director of BlackRock's offshore funds; Member
                                                       of Asset Liability Committee of PNC Bank, N.A.; Vice
                                                       Chairman of the Board of Trustees of Mount Sinai-New York
                                                       University Medical Center and Health System; Member of the
                                                       Board of Trustees of Phoenix House; formerly Managing
                                                       Director of the First Boston Corporation; Director of VIMRx
                                                       Pharmaceuticals, Inc. and Innovir Laboratories, Inc., and
                                                       Trustee of New York University Medical Center,
                                                       Dwight-Englewood School and National Outdoor School.

------------
*/ This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.

Name and Address                 Position with Fund    Principal Occupation During Past Five Years
Robert M. Hernandez              Trustee and           Director since 1991, Vice Chairman and Chief Financial
USX Corporation                  Chairman of the       Officer since 1994, Executive Vice President - Accounting
600 Grant Street                 Nominating Committee  and Finance and Chief Financial Officer from 1991 to 1994,
6105 USX Tower                                         USX Corporation (a diversified company principally engaged
Pittsburgh, PA 15219                                   in energy and steel businesses); Director and Chairman of
Age:  56                                               the Executive Committee, ACE Limited (insurance company);
                                                       Director, Transtar, Inc. (transportation company) since
                                                       1996; and Chairman of the Board, RTI International Metals,
                                                       Inc. since 1990.

David R. Wilmerding, Jr.         Chairman of the       Chairman, Gee, Wilmerding & Associates, Inc. (investment
Rosemont Business Campus         Board                 advisers) since February 1989; Director, Beaver Management
Building One, Suite 100                                Corporation (land management corporation); Managing General
919 Conestoga Road                                     Partner, Chestnut Street Exchange Fund; Director, Emeritus,
Rosemont, PA  19010                                    The Mutual Fire, Marine and Inland Insurance Company.
Age:  65

Anne Ackerley                    Assistant Secretary   Managing Director, BlackRock Advisors, Inc. since September
BlackRock Advisors, Inc.                               2000; First Vice President and Operating Officer, Mergers
345 Park Avenue                                        and Acquisitions Group (1997-2000), First Vice President
New York, NY 10154                                     and Operating Officer, Public Finance Group (1995-1997),
Age:  39                                               and First Vice President, Emerging Markets Fixed Income
                                                       Research (1994-1995), Merrill Lynch & Co.

Ellen L. Corson                  Assistant Treasurer   Vice President and Director of Mutual Fund Accounting and
PFPC Inc.                                              Administration, PFPC Inc. since November 1997; Assistant
103 Bellevue Parkway                                   Vice President, PFPC Inc. from March 1997 to November 1997;
Wilmington, DE 19809                                   Senior Accounting Officer, PFPC Inc. from March 1993 to
Age:  36                                               March 1997.

Brian P. Kindelan                Secretary             Vice President and Senior Counsel, BlackRock Advisors, Inc.
BlackRock Advisors, Inc.                               since April 1998; Senior Counsel, PNC Bank Corp. from May
1600 Market Street                                     1995 to April 1998; Associate, Stradley, Ronon, Stevens &
28th Floor                                             Young from March 1990 to May 1995.
Philadelphia, PA 19103
Age:  41

     The Fund pays trustees who are not affiliated with BlackRock Advisors, Inc. or BlackRock Distributors, Inc. ("BDI" or the "Distributor") $20,000 annually ($30,000 annually in the event that the assets of the Fund exceed $40 billion) and $350 per Portfolio for each full in-person meeting of the Board that they attend. The Fund pays the Chairman and Vice Chairman of the Fund an additional $10,000 and $5,000 per year, respectively, for their services in such capacities. Trustees who are not affiliated with BlackRock or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. The term of office of each trustee will automatically terminate when such trustee reaches 72 years of age. No officer, director or employee of BlackRock, BlackRock Institutional Management Corporation ("BIMC"), BlackRock Financial Management, Inc. ("BFM"), BlackRock International, Ltd. ("BIL"), PFPC Inc. ("PFPC"), PFPC Trust Company (the "Custodian") or BlackRock, Inc. currently receives any compensation from the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each class of each investment portfolio of the Fund.

     The table below sets forth the compensation actually received from the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 2000:


=============================================================================================================================
    Name of Person, Position             Aggregate              Pension or        Estimated Annual   Total Compensation from
                                     Compensation from     Retirement Benefits     Benefits upon       Registrant and Fund
                                         Registrant         Accrued as Part of       Retirement        Complex/1/ Paid to
                                                              Fund Expenses                                  Trustees
-----------------------------------------------------------------------------------------------------------------------------
David R. Wilmerding, Jr.,                         $84,600          N/A                  N/A               (3)/2/$100,600
 Chairman of the Board
-----------------------------------------------------------------------------------------------------------------------------
William O. Albertini, Trustee                     $74,600          N/A                  N/A                (1)/2/$74,600
-----------------------------------------------------------------------------------------------------------------------------
Raymond J. Clark, Trustee                         $74,600          N/A                  N/A                (1)/2/$74,600
-----------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez, Trustee                      $74,600          N/A                  N/A                (1)/2/$74,600
=============================================================================================================================

     Shareholder and Trustee Liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also

---------------------
/1/ A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

/2/ Total number of investment company boards trustees served on within the Fund Complex.

provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

     The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

                      INVESTMENT ADVISORY, ADMINISTRATION,
                    DISTRIBUTION AND SERVICING ARRANGEMENTS

     Advisory Agreement. The advisory services provided by BlackRock, an indirect majority-owned subsidiary of PNC Bank Corp., and the fees received by it for such services are described in the Prospectus. As stated in the Prospectus, BlackRock may from time to time voluntarily waive its advisory fees with respect to the Portfolio and may voluntarily reimburse the Portfolio for expenses.

     BlackRock renders advisory services to the Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Contract"). Under the Advisory Contract, BlackRock is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BlackRock in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract is terminable as to the Portfolio by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BlackRock. BlackRock may also terminate its advisory relationship with respect to the Portfolio, on 60 days' written notice to the Fund. The Advisory Contract terminates automatically in the event of its assignment.

     For the period from October 1, 1999 through August 31, 2000*, the Portfolio paid $15,437 in advisory fees to BlackRock and BlackRock waived $69,629 in expenses. For the period from October 1, 1998 through September 30, 1999, the Portfolio paid $115,343 in advisory fees to BlackRock and BlackRock waived $14,951 in expenses. For the period from October 1, 1997 through September 30, 1998, the Portfolio paid $172,973 in advisory fees to BlackRock, and BlackRock waived $23,306 in expenses.

-------------------
*  As of September 1, 2000, there were no assets in the Portfolio.

     Administration Agreement. The Fund has entered into an Administration Agreement with BAI, whose principal business address is 345 Park Avenue, New York, New York 10154, and PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, DE 19809 (the "Administration Agreement"). PFPC has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; provide information and distribute written communications to shareholders; handle shareholder problems and calls; research issues raised by financial intermediaries relating to investments in a Portfolio's shares; review and provide advice with respect to communications for a Portfolio's shares; monitor the investor programs that are offered in connection with a Portfolio's shares; provide oversight and related support services that are intended to ensure the delivery of quality service to the holders of the Portfolio's shares; and provide certain other services required by the Fund.

     BAI is responsible for: the supervision and coordination of the performance of the Fund's service providers; the negotiation of service contracts and arrangements between the Fund and its service providers; acting as liaison between the trustees of the Fund and the Fund's service providers; and providing ongoing business management and support services in connection with the Fund's operations. Pursuant to the terms of the Administration Agreement, BAI has delegated certain of its duties thereunder to BDI.

     Under the Administration Agreement, the Fund pays to BAI and PFPC (collectively, the "Administrators") on behalf of the Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .085% of the first $500 million of the Portfolio's average daily net assets, .075% of the next $500 million of the Portfolio's average daily net assets and .065% of the average daily net assets of the Portfolio in excess of $1 billion and (ii) .145% of the first $500 million of average daily net assets allocated to shares of the Portfolio, .135% of the next $500 million of such average daily net assets and
 .125% of the average daily net assets allocated to shares of the Portfolio in excess of $1 billion.

     The Administration Agreement provides that the Administrators will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BAI and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BAI nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Administration Agreement.

     For the period from October 1, 1999 through August 31, 2000*, the Portfolio paid $77,220 in administrative fees, and the Administrators waived fees totaling $1,041.

----------------
*  As of September 1, 2000, there were no assets in the Portfolio.

     For the period from October 1, 1998 through September 30, 1999, the Portfolio paid $32,074 in administrative fees, and the Administrators waived fees totaling $87,795.

     For the period from October 1, 1997 through September 30, 1998, the Portfolio paid $24,794 in administrative fees, and the Administrators waived fees totaling $137,776.

     Custodian and Transfer Agency Agreements. PFPC Trust Company ("PTC"), an affiliate of PNC Bank, whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities on account of the Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio's securities and
(v) makes periodic reports to the Board of Trustees concerning the Portfolio's operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serve as the international sub-custodians for various portfolios of the Fund.

     For its services to the Fund under the Custodian Agreement, PTC receives a fee which is calculated based upon the Portfolio's average gross assets, with a minimum monthly fee of $1,000 per investment portfolio. PTC is also entitled to out-of-pocket expenses and certain transaction charges.

     PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems shares in the Portfolio, (ii) addresses and mails all communications by the Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of the Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund's Institutional Shares under the Transfer Agency Agreement, PFPC is entitled to receive fees at the annual rate of .03% of the average net asset value of outstanding Institutional Shares in the Portfolio, plus per account fees and disbursements.

     Distributor and Distribution Plan. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of the Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor's principal business address is 3200 Horizon Dr., King of Prussia, Pennsylvania 19604.

     The Fund has adopted an Amended and Restated Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act on behalf of its Institutional Shares. The Plan was approved by a majority of (i) the trustees of the Fund and (ii) the trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Rule 12b-1 Trustees").

     The Fund is not required or permitted under the Plan to make distribution payments with respect to its Institutional Shares. However, the Plan permits BDI, BlackRock, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them. The Distributor, BAI and their affiliates may pay financial institutions, broker/dealers and/or their salespersons certain compensation for the sale and distribution of shares of the Fund or for services to the Fund. These payments ("Additional Payments") may take the form of "due diligence" payments for a dealer's examination of the Portfolio and payments for providing extra employee training and information relating to the Portfolio; "listing" fees for the placement of the Portfolio on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Distributor, BAI and their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services. The Additional Payments made by the Distributor, BAI and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by a financial institution or broker/dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial institutions or dealers involved, and may be different for different institutions and dealers. Furthermore, the Distributor, BAI and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. The Distributor, BAI and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations.

     The Plan will continue from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to the Portfolio at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of the Portfolio. The Plan may not be amended materially without the approval of the Board of Trustees, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for that purpose. Any modification to the Plan which would materially increase the costs borne by the Portfolio for distribution purposes pursuant to the Plan must also
be submitted to the stockholders of the Portfolio for approval.   In addition,
while the Plan remains in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of the Fund's non-interested trustees.

     Code of Ethics. The Fund, BlackRock, BFM, BIL, BIMC and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolio.

                             PORTFOLIO TRANSACTIONS

     The Adviser is responsible for decisions to buy and sell securities for the Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Portfolio invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Portfolio may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

     The Adviser's primary considerations in selecting the manner of executing securities transactions for the Portfolio will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

     The Portfolio's adviser may consider a number of factors in determining which brokers to use in purchasing or selling portfolio securities. These factors include, but are not limited to, research services, sales of shares of the Fund, the reasonableness of commissions and quality of services and execution. Brokerage transactions for the Portfolio may be directed through registered broker/dealers ("Authorized Dealers") who have entered into dealer agreements with the Distributor, subject to the requirements of best execution.

     The Adviser is able to fulfill its obligations to furnish a continuous investment program to the Portfolio without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Adviser, and does not reduce the Adviser's normal research activities in rendering investment advice under the Advisory Contract. It is possible that the Adviser's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

     One or more of the other accounts which the Adviser manages may own from time to time the same investments as the Portfolio. Investment decisions for the Portfolio are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Adviser in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Portfolio. In other cases, however, the ability of the Portfolio to participate in volume transactions may produce better execution for the Portfolio.

     Although the Advisory Agreement contains no restrictions on portfolio turnover, it is not the policy of the Portfolio to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Portfolio will not exceed 400%, excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rate, actual turnover may be higher or lower. While the Portfolio will pay commissions in connection with its options and futures transactions, the other securities in which the Portfolio invests are generally traded on a "net" basis with dealers acting as principals for their own account without a stated commission. Nevertheless, higher portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Portfolio. The higher portfolio turnover may result in increased Portfolio expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The Adviser will monitor the tax status of the Portfolio under the Internal Revenue Code during periods in which the annual turnover rate of the Portfolio exceeds 100%. The portfolio turnover rate of the Portfolio is calculated by dividing the lesser of the Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.

     The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BAI, BIMC, BlackRock, BIL, PNC Bank, PFPC, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BAI, BIMC, BlackRock, BIL, PNC Bank, PFPC, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

     For the period from October 1, 1999 through August 31, 2000*, the Portfolio paid $2,212 in brokerage commissions ($44 to Merrill Lynch & Co., and $2,168 to Salomon Brothers). For the periods from October 1, 1998 through September 30, 1999 and from October 1, 1997 through September 30, 1998 the Portfolio paid no brokerage commissions. In addition, for the same periods, the portfolio turnover rate for the Portfolio was 91.2%, 76%, and 11%, respectively.

                      PURCHASE AND REDEMPTION INFORMATION

     Institutional Shares of the Portfolio are sold at the net asset value per share next determined after a purchase order is received.

----------------
*  As of September 1, 2000, there were no assets in the Portfolio.

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

     Under the 1940 Act, the Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     In addition to the situations described in the Prospectus, the Fund may redeem shares involuntarily to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time.

                       VALUATION OF PORTFOLIO SECURITIES

     In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

     Expenses. Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock and the Administrators, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with BlackRock or the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, certain fees and expenses in registering and qualifying the Portfolio and its Shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by BlackRock or the Administrators under their respective agreements with the Fund. Any general expenses of the

Fund that are not readily identifiable as belonging to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

                            PERFORMANCE INFORMATION

     From time to time, total return and yield data for Shares of the Portfolio may be quoted in advertisements or in communications to Institutions. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Shares of the Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Portfolio during the period relating to Shares are reinvested in Shares.

     Performance data of Shares of the Portfolio may be compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. In addition, certain indexes may be used to illustrate historic performance of select asset classes. For example, the total return and/or yield of Shares of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Salomon Broad Investment Grade Index, the T-Bill Index and the "stocks, bonds and inflation index" published annually by Ibbotson Associates. Performance information may also include evaluations of the Portfolio and their Shares published by nationally recognized ranking services and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

     In addition to providing performance information that demonstrates the actual yield or returns of Shares of the Portfolio over a particular period of time, the Portfolio may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan.

     Performance quotations of Shares of the Portfolio represent past performance and should not be considered as representative of future results. The investment return and principal value of an investment in Shares of the Portfolio will fluctuate so that a shareholder's Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Shares of the Portfolio cannot necessarily be used to compare an investment in such Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with investments in Shares will not be included in the Portfolio's calculations of yield and total return.

     Total Return. For purposes of quoting and comparing the performance of shares of the Portfolio to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature, communications to shareholders and other materials, performance may be stated in terms of total return. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

                              [(ERV) to the power of 1/n )    ]
                         T =  [(--------------------------) -1]
                              [          (P)                  ]

Where:     T    =   $74,600.

           ERV  =   ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

           P    =   hypothetical initial payment of $1,000.
           N    =   period covered by the computation, expressed
                    in terms of years.

     Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

     The total returns for the Portfolio include performance information for the Predecessor Portfolio for periods prior to April 26, 1996, the date on which the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio. Based on the foregoing, the total returns for the Portfolio were as follows:

             Average Annual Total Return                               Average Annual Total Return
         For the Period 10/1/99 to 8/31/00(2)                 From Commencement of Operations to 8/31/00(1)(2)
-----------------------------------------------------------------------------------------------------------------
              5.49        %                                                         %
=================================================================================================================

_______________

     (1)  Predecessor Portfolio commenced investment operations on October 6,
          1994.
     (2) As of 9/01/00, there were no assets in the Portfolio.

     The Portfolio may also from time to time include in advertisements, sales literature, communications to shareholders and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Portfolio's shares with other performance measures. For example, in comparing the total return of the Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Salomon Broad Investment Grade Index, as appropriate, the Portfolio may calculate the aggregate total return for its shares for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in the Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and `by dividing the remainder by the beginning value.

     In addition to average annual total returns, the Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

     Other Information Regarding Investment Returns. In addition to providing performance information that demonstrates the total return or yield of Institutional Shares of the Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan.

     Miscellaneous. Performance information for the Portfolio assumes the reinvestment of dividends and distributions. Performance information may reflect fee waivers that subsidize and reduce the total operating expenses of the Portfolio. In these cases, the Portfolio's return would be lower if there were not such waivers.

     Yield on shares of the Portfolio will fluctuate daily and does not provide a basis for determining future yield. Because yield will fluctuate, it cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by authorized dealers and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolio.

     As stated above, the Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on an investment in the Portfolio are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of the Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Portfolio, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Portfolio), as well as the views of BlackRock as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Portfolio. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Portfolio. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Portfolio. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                     TAXES

     The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

     The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio generally is exempt from federal income tax on its net investment income (i.e., its investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least 90% of its net investment income (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of net investment income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfaction of the Distribution Requirement, the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investment in such stock, securities, or currencies (the "Income Requirement").

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

     Distributions of net investment income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any taxable distribution from the Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Portfolio intends to distribute to shareholders any of its net capital gain for each taxable year. Net capital gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether net capital gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

     It is expected that distributions from the Portfolio will generally not qualify for the "dividends received" deduction for corporate shareholders.

     Ordinary income of individuals will be taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains of individuals are taxed at a maximum rate of 20%. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum rate of 35%. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

     The Portfolio may engage in hedging or derivatives transactions involving forward contracts, options and futures contracts and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

     If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of the calendar year to avoid liability for this excise tax.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

     Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Portfolio each year.

     The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Although the Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the federal income tax consequences described above.

                    ADDITIONAL INFORMATION CONCERNING SHARES

     Each share of the Portfolio has a par value of $.001, represents an equal proportionate interest in the Portfolio and is entitled to such dividends and distributions earned on the Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.

     Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of Portfolio or class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

     There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund will be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

     The proceeds received by the Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Portfolio. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to the Portfolio and with a share of the general liabilities of the Fund.

     The Funds' Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

                                 MISCELLANEOUS

     Effective January 31, 1998, the Fund changed its name from Compass Capital FundsSM to BlackRock FundsSM.

     Counsel. The law firm of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017 serves as the Fund's counsel.

     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

     Five Percent Owners. As of January 8, 2001, there were no persons that owned of record or beneficially 5% or more of the outstanding shares of the Portfolio. On January 8, 2001, PNC Bank held of record approximately 74.65% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by The PNC Financial Services Group, Inc,. a publicly-held bank holding company.

     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding shares" means, with respect to the approval of the Portfolio's investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of
(1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

                              FINANCIAL STATEMENTS

     Shareholders will receive unaudited semi-annual financial statements and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19885-9628, toll-free (800) 441-7764 (in Delaware call collect (302) 791-1104).

     There are no audited financial statements for the period 10/01/99 to 8/31/00 for the Portfolio in the Fund's Annual Report to Shareholders for the period ended September 30, 2000 (the "2000 Annual Report"), which are incorporated by reference in this Statement of Additional Information. No other parts of the 2000 Annual Report are incorporated by reference herein. However, audited financial statements for the Portfolio for its previous fiscal years are contained in the 2000 Annual Report. The financial statements included in the 2000 Annual Report have been audited by the Fund's independent accountant, PricewaterhouseCoopers LLP, except for the financial statements and financial highlights covering the periods ended March 31, 1996 and June 30, 1995 which have been audited by other auditors. The report of PricewaterhouseCoopers LLP is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the

Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

     The financial statements included in the 2000 Annual Report for the period from October 6, 1994 through June 30, 1995 and for the nine month period ended March 31, 1996 have been audited by the former independent accountants of the Predecessor Portfolio, Deloitte & Touche, L.L.P., whose report thereon is also incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance on the reports of PricewaterhouseCoopers LLP, and Deloitte & Touche, L.L.P. given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

     The following summarizes the ratings used for debt securities:

DESCRIPTION OF MOODY'S BOND RATINGS:

          Aaa - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds are judged to be of high quality by all standards. Together with the "Aa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          A - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba, B, Caa, Ca, and C - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          (P)- When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

DESCRIPTION OF S&P BOND RATINGS:

          AAA - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AA issues only in small degree.

          A - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          BB, B, CCC, CC and C - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          B - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          CCC - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          CC - The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          C - The rating "C" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          CI - The rating "CI" is reserved for income bonds on which no interest is being paid.

          D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          Standard & Poor's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AA, CC, C, CI and D categories.

DESCRIPTION OF FITCH BOND RATINGS:

          AAA - Bonds rated AA are considered investment grade and of the highest quality. The ability to pay interest and principal is exceptionally strong and unlikely to be affected by reasonably foreseeable events.

          AA - Bonds rated AA are considered investment grade and very high credit quality.

          A - Bonds rated A are considered investment grade and of high credit quality. The ability to pay interest and principal is strong, but may be vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB - Bonds rated BBB are considered investment grade and satisfactory credit quality. The likelihood that these bonds will fall below investment grade, however, is higher than for bonds with higher ratings.

          BB - Bonds rated BB are considered speculative. The ability to pay interest and principal may be affected over time by adverse economic changes.

          B - Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the issuer's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          CCC - Bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default.

          CC - Bonds rated CC are minimally protected. Default seems probable over time.

          C - Bonds rated C are in imminent default in payments of interest or principal.

          DDD, DD and D - Bonds rated in any of these categories are in default on interest and/or principal payments.

          Fitch's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AAA category.

                                   APPENDIX B

                      GENERAL CHARACTERISTICS AND RISKS OF

                   ADDITIONAL INVESTMENT MANAGEMENT TECHNIQUES

          In order to manage the risk of its securities portfolio, including duration management, or to enhance income or gain as described above, the Portfolio will engage in Additional Investment Management Techniques. The Portfolio will engage in such activities in the Adviser's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Portfolio occur. The Portfolio's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC and the federal income tax requirements applicable to regulated investment companies.

Put and Call Options on Securities and Indices

          The Portfolio may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Portfolio may also purchase and sell options on stock indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the stock index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Portfolio's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Portfolio against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Portfolio will experience a loss in the amount of the option premium plus any related commissions. When the Portfolio sells put and call options, it receives a premium as the seller of the option. The premium that the Portfolio receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

          The Portfolio's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Portfolio. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Portfolio must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

          The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

          Characteristics. The Portfolio may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

          Margin Requirements. At the time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Portfolio will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

          Limitations on Use of Futures and Options on Futures. The Portfolio's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Portfolio currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies.

          The Portfolio will not enter into a futures contract or related option if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Portfolio's liquidation value, i.e. net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract. The Portfolio reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

          Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars and listed options on securities, indices and futures contracts sold by the Portfolio are subject to segregation and coverage requirements of either the CFTC or the SEC, with the result that, if the Portfolio does not hold the security or futures contract underlying the instrument, the Portfolio will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid debt obligations in an amount at least equal to the Portfolio's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Portfolio maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

                                BLACKROCK FUNDS/SM/
                                     PART C
                                OTHER INFORMATION


Item 23.  Exhibits

       (1)    Articles of Incorporation

              (a) Declaration of Trust of the Registrant dated December 22, 1988 is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

              (b) Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

              (c) Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit
                     (1)(c) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

              (d) Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (No. 33-26305) filed on October 18, 1996.

              (e) Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated herein by reference to Exhibit
                     (1)(e) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

       (2)    By-laws

              (a) Amended and Restated Code of Regulations of the Registrant is incorporated herein by reference to Exhibit 2(a) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A filed on June 11, 1999.

       (3)    Instruments Defining Rights of Security Holders

              (a) Sections V, VIII and IX of Registrant's Declaration of Trust dated December 22, 1988 are incorporated herein by reference to Exhibit (1)(a) of Post- Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998;

                     Article II of Registrant's Code of Regulations is incorporated herein by reference to Exhibit (2) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

       (4)    Investment Advisory Contracts

              (a) Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. relating to all Portfolios except the Multi-Sector Mortgage Securities Portfolio III and Index Equity Portfolio is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

              (b) Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to the Multi-Sector Mortgage Securities Portfolio III is incorporated herein by reference to Exhibit (5)(b) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

              (c) Addendum No. 1 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios is incorporated herein by reference to
                     Exhibit 5(c) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

              (d) Form of Addendum No. 1 to Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to BlackRock Strategic Portfolio I and BlackRock Strategic Portfolio II is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed on December 18, 1996.

              (e) Form of Addendum No. 2 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the International Small Cap Equity Portfolio is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A filed on August 19, 1997.

              (f) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and BlackRock Financial Management, Inc. with respect to the Managed Income, Tax-Free Income, Intermediate

                     Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, New Jersey Tax-Free Income and Core Bond Portfolios is incorporated herein by reference to Exhibit
                     (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

              (g)    Reserved.

              (h)    Reserved.

              (i) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Institutional Management Corporation with respect to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

              (j) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and CastleInternational Asset Management Limited with respect to the International Equity and International Emerging Markets Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

              (k) Sub-Advisory Agreement among PNC Asset Management Group, Inc., Provident Capital Management, Inc. and BlackRock Financial Management, Inc. with respect to the Balanced Portfolio is incorporated herein by reference to Exhibit
                     (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

              (l)    Reserved.

              (m)    Reserved.

              (n) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and BlackRock Financial Management, Inc. with respect to the International Bond Portfolio is incorporated herein by reference to Exhibit 5(m) of Post- Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

              (o) Form of Sub-Advisory Agreement between PNC Asset Management Group, Inc. and CastleInternational Asset Management Limited with respect to the International Small Cap Equity Portfolio is incorporated herein by reference to Exhibit 5(o) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A filed on August 19, 1997.

              (p) Form of Addendum No. 3 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the Micro-Cap Equity Portfolio, GNMA Portfolio, Delaware Tax-Free Income Portfolio and Kentucky Tax-Free Income Portfolio is incorporated herein by reference to Exhibit (5)(p) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

              (q)    Reserved.

              (r) Form of Sub-Advisory Agreement between BlackRock, Inc. and BlackRock Financial Management, Inc. with respect to the GNMA, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios is incorporated herein by reference to Exhibit
                     (5)(r) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

              (s) Form of Addendum No. 4 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the High Yield Bond Portfolio is incorporated herein by reference to Exhibit 5(s) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on August 7, 1998.

              (t) Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the High Yield Bond Portfolio is incorporated herein by reference to Exhibit 5(t) of Post- Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on August 7, 1998.

              (u) Form of Addendum No. 2 to Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to the Multi-Sector Mortgage Securities Portfolio IV is incorporated herein by reference to Exhibit 4(u) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A filed on June 11, 1999.

              (v) Form of Addendum No. 5 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the Global Science & Technology Portfolio is incorporated herein by reference to Exhibit 4(v) of Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A filed on May 10, 2000.

              (w)    Reserved.

              (x) Form of Advisory Agreement between Registrant and BlackRock International, Ltd. with respect to the European Equity and Asia Pacific Equity Portfolios is incorporated herein by reference to Exhibit 4(x) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A filed on June 6, 2000.

              (y) Form of Addendum No. 6 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the Core Equity Portfolio is incorporated herein by reference to Exhibit 4(y) of Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A filed on August 16, 2000.

              (z)    Reserved.

              (aa) Form of Addendum No. 7 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the Core PLUS Total Return Portfolio is incorporated herein by reference to Exhibit 4(aa) of the Post- Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A filed on November 14, 2000.

              (bb) Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the Core PLUS Total Return Portfolio is incorporated herein by reference to Exhibit 4(bb) of the Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A filed on November 14, 2000.

              (cc) Form of Co-Investment Advisory Agreement among Registrant, BlackRock Advisors, Inc. and BlackRock International, Ltd. with respect to the Global Communications Portfolio is incorporated herein by reference to Exhibit 4(cc) of the Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A filed on November 14, 2000.

       (5)    Underwriting Contracts

              (a) Distribution Agreement between Registrant and BlackRock Distributors, Inc. dated as of January 2, 2001.

              (b) Form of Appendix A to Distribution Agreement between Registrant and BlackRock Distributors, Inc. is incorporated herein by reference to Exhibit 5(b) of the Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A filed on November 14, 2000.

       (6)    Bonus or Profit Sharing Contracts

              None.

       (7)    Custodian Agreements

              (a) Custodian Agreement dated October 4, 1989 between Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit (8)(a) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

              (b) Amendment No. 1 to Custodian Agreement between Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit (8)(b) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

              (c) Amendment No. 2 dated March 1, 1993 to Custodian Agreement between Registrant and PNC Bank, National Association with respect to the Short- Term Bond, Intermediate-Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (8)(c) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

              (d) Form of Appendix B to Custodian Agreement between Registrant and PFPC Trust Company is incorporated herein by reference to Exhibit (8)(d) of Post- Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A filed on November 14, 2000.

              (e) Sub-Custodian Agreement dated April 27, 1992 among the Registrant, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

              (f) Global Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit (8)(f) of Post-Effective Amendment

                     No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

              (g) Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit (8)(g) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

              (h) Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit (8)(h) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

              (i) Subcustodial Services Agreement dated January 10, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated herein by reference to Exhibit 8(j) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

       (8)    Other Material Contracts

              (a) Form of Administration Agreement among Registrant, BlackRock Advisors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit 8(a) of Post- Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A filed on June 11, 1999.

              (b) Forms of Appendix A and Appendix B to Administration Agreement among Registrant, BlackRock Advisors, Inc. and PFPC Inc. are incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A filed on November 14, 2000.

              (c) Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit (9)(e) of Post- Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

              (d) Amendment No. 1 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Tax-Free Income Portfolio is incorporated herein by reference to Exhibit (9)(f) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

              (e) Amendment No. 2 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the

                     Pennsylvania Municipal Money Market, Ohio Municipal Money Market, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Large Cap Value Equity, Index Equity and Small Cap Value Equity Portfolios is incorporated herein by reference to Exhibit (9)(g) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

              (f) Amendment No. 3 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Short-Term Bond, Intermediate-Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit
                     (9)(h) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

              (g) Amendment No. 4 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to Series B Investor Shares of the Money Market, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax- Free Income, Pennsylvania Tax-Free Income, Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Intermediate-Term Bond, Small Cap Growth Equity, Core Equity, International Fixed Income, Government Income, International Emerging Markets, International Equity and Balanced Portfolios is incorporated herein by reference to Exhibit (9)(i) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

              (h) Form of Appendix C to Transfer Agency Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit 8(h) of Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A filed on November 14, 2000.

              (i) License Agreement dated as of December 1, 1995 between the Registrant and Compass Capital Group, Inc. is incorporated herein by reference to Exhibit 9(q) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

              (j) Share Acquisition Agreement dated April 29, 1998 by and among Registrant and PNC Bank, National Association and PNC Bank, Delaware, respectively, each as trustee for certain of the common trust funds listed therein is incorporated herein by reference to

                     Exhibit 9(l) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A filed on April 29, 1998.

              (k) Form of Expense Limitation Agreement dated as of January 28, 1999 between Registrant and BlackRock Advisors, Inc. is incorporated herein by reference to Exhibit 8(k) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A filed on January 28, 1999.

              (l) Form of Expense Limitation Agreement dated as of June 6, 2000 between Registrant and BlackRock International, Ltd. is incorporated herein by reference to Exhibit 8(l) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A filed on June 6, 2000.

              (m) Form of Amendment Agreement to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to internet services is incorporated herein by reference to Exhibit 8(m) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A filed on August 16, 2000.

              (n) Form of Amendment Agreement to Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(n) of Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A filed on November 14, 2000.

              (o) Form of Amendment Agreement to Transfer Agency Agreement dated as of November 14, 2000.

       (9)    Legal Opinion

              (a)    Opinion of Ropes & Gray.

       (10)   Other Opinions

              (a)    Consent of Independent Accountants.

       (11)   Omitted Financial Statements

              (a)    None.

       (12)   Initial Capital Agreements

              (a) Form of Purchase Agreement between Registrant and Registrant's distributor relating to Classes A-1, B-1, C-1, D-2, E-2, F-2, G-2, H-2, I-1, I-2, J-1, J-2, K-2, L-2, M-2,
                     N-2, O-2, P-2, D-1, E-1, F-1, G-1, H-1, K-1, L-1, M-1, N-1,
                     O-1, P-1, A-2, B-2, C-2, I-2, J-2,

                     A-3, B-3, C-3, D-3, E-3, F-3, G-3, H-3, I-3, J-3, K-3, L-3,
                     M-3, N-3, O-3, P-3, Q-1, Q-2, Q-3, R-1, R-2, R-3, S-1, S-2,
                     S-3, T-1, T-2, T-3, U-1, U-2, U-3, A-4, D-4, E-4, F-4, G-4,
                     H-4, K-4, L-4, M-4, N-4, O-4, P-4, R-4, S-4, T-4, U-4, W-4,
                     X-4, Y-4, V-1, V-2, V-3, W-1, W-2, W-3, X-1, X-2, X-3, Y-1,
                     Y-2, Y-3, Z-1, Z-2, Z-3, AA-1, AA- 2, AA-3, AA-4, AA-5,
                     BB-1, BB-2, BB-3, BB-4, BB-5, CC-3, A-5, B-4, B-5, C- 4,
                     C-5, I-4, I-5, J-4, J-5, Q-4, Q-5, V-4, V-5, Z-4, Z-5, X-1,
                     X-3, D-5, E- 5, F-5, G-5, H-5, K-5, L-5, M-5, N-5, O-5,
                     P-5, R-5, S-5, T-5, U-5, W-5, X- 5, Y-5, DD-1, DD-2, DD-3,
                     DD-4, DD-5, EE-1, EE-2, EE-3, EE-4, EE-5, R-6, BB-6, FF-3,
                     GG-3, HH-1, HH-2, HH-3, HH-4, HH-5, II-1, II-2, II-3, II-4,
                     II- 5, S-6, JJ-1, JJ-2, JJ-3, JJ-4, JJ-5, KK-1, KK-2, KK-3,
                     KK-4, KK-5, LL-1, LL-2, LL-3, LL-4 and LL-5 is incorporated herein by reference to Exhibit (13)(a) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

              (b) Form of Purchase Agreement between Registrant and Registrant's distributor relating to Classes MM-1, MM-2, MM-3, MM-4, MM-5 and MM-6 is incorporated herein by reference to Exhibit 13(b) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on August 7, 1998.

              (c) Form of Purchase Agreement between Registrant and Registrant's distributor relating to Class NN-3 is incorporated herein by reference to Exhibit 12(c) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A filed on June 11, 1999.

              (d) Form of Purchase Agreement between Registrant and Registrant's distributor relating to Classes A-7 and C-7 is incorporated herein by reference to Exhibit 12(d) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A filed on August 6, 1999.

              (e) Form of Purchase Agreement between Registrant and Registrant's distributor relating to Classes OO-1, OO-2, OO-3, OO-4 and OO-5 is incorporated herein by reference to
                     Exhibit 12(e) of Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A filed on May 10, 2000.

              (f) Form of Purchase Agreement between Registrant and Registrant's distributor relating to Classes PP-1, PP-2, PP-3, PP-4 and PP-5, QQ-1, QQ-2, QQ-3, QQ- 4, QQ-5 and U-6
                     is incorporated herein by reference to Exhibit 12(f) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A filed on June 6, 2000.

              (g) Form of Purchase Agreement between Registrant and Registrant's distributor relating to Class RR-3 is incorporated herein by reference to Exhibit 12(g) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A filed on August 16, 2000.

              (h) Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes SS-1, SS-2, SS-3, SS-4 and SS-5 is incorporated herein by reference to Exhibit 12(h) of Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A filed on November 14, 2000.

              (i) Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. relating to shares of Classes TT-1, TT-2, TT-3, TT-4, TT-5 and TT-6 is incorporated herein by reference to Exhibit 12(i) of Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A filed on November 14, 2000.

       (13)   Rule 12b-1 Plan

              (a) Amended and Restated Distribution and Service Plan for Service, Series A Investor, Series B Investor, Series C Investor, Institutional and BlackRock Shares is incorporated herein by reference to Exhibit (15) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

              (b) Form of Appendix A to Amended and Restated Distribution and Service Plan is incorporated herein by reference to Exhibit 13(b) of Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A filed on November 14, 2000.

       (14)   Intentionally Omitted.

       (15)   Rule 18f-3 Plan

              (a) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi- Class Distribution System is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A filed on August 24, 1999.

       (16)   Codes of Ethics

              (a) Code of Ethics of BlackRock Funds is incorporated herein by reference to Exhibit 16(a) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A filed on June 6, 2000.

              (b) Code of Ethics of BlackRock, Inc. is incorporated herein by reference to Exhibit 16(b) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A filed on March 23, 2000.

              (c) Code of Ethics of BlackRock Distributors, Inc. is incorporated herein by reference to Exhibit 16(c) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A filed on March 23, 2000.



       (99)   (a)    Power of Attorney of David R. Wilmerding dated November 14,
                     2000 appointing Raymond J. Clark, Anne Ackerley and Brian
                     P. Kindelan as attorneys and agents is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment
                     No. 58 to Registrant's Registration Statement on Form N-1A filed on November 14, 2000.

               (b) Power of Attorney of William O. Albertini dated November 14, 2000 appointing David R. Wilmerding, Raymond J. Clark, Anne Ackerley and Brian P. Kindelan as attorneys and agents is incorporated herein by reference to Exhibit 99(b) of Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A filed on November 14, 2000.

               (c) Power of Attorney of Raymond J. Clark dated November 14, 2000 appointing David R. Wilmerding, Anne Ackerley and Brian
                    P. Kindelan as attorneys and agents is incorporated herein by reference to Exhibit 99(c) of Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A filed on November 14, 2000.

               (d) Power of Attorney of Robert M. Hernandez dated November 14, 2000 appointing David R. Wilmerding, Raymond J. Clark, Anne Ackerley and Brian P. Kindelan as attorneys and agents is incorporated herein by reference to Exhibit 99(d) of Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A filed on November 14, 2000.

               (e) Power of Attorney of Laurence Fink dated November 14, 2000 appointing David R. Wilmerding, Raymond J. Clark, Anne Ackerley and Brian P. Kindelan as attorneys and agents is incorporated herein by reference to Exhibit 99(e) of Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A filed on November 14, 2000.

Item 24. Persons Controlled by or under Common Control with the Fund.

          Unless indicated otherwise, ownership is at 100% and each entity is organized under the laws of Delaware.

          The Fund is controlled by PNC Bank, National Association, a national bank organized under the laws of the United States. All of the capital stock of PNC Bank, National Association is owned by PNC Bancorp, Inc., the capital stock of which is owned by The PNC Financial Services Group, Inc., a publicly held bank holding company organized in Pennsylvania.

          PNC Bank, National Association controls the following entities: 499 Holding, Inc. (organized in New Jersey), Bancshares Realty Co., CFRH, Inc. (organized in Kentucky), CFCI, Inc. (organized in Indiana), Continental/Van Louhr, Inc., Deerfield Corp. (organized in New Jersey), EREP, Inc., Forest Hills Newark, Inc., Georgia Plant Corporation, Land Holding Corp. of PA (organized in Pennsylvania), Land Holding, Inc., Land Holding Corp. of Ohio (organized in
Ohio), Metal Corp., Monmouth Street Corporation (organized in New Jersey), Montliquor, Inc., Midland Loan Services, Inc., NE Investment Inc., Parkway Sussex Inc., Poseidon Corporation (organized in New Jersey), PNC Affordable Housing, Inc., PNC Community Partners, Inc., PNC Bank Capital Securities, LLC, PNC Commercial Management, Inc., PNC Bank International, PNC Investment Holdings, Inc., PNC BL Holding Inc., PNC Brokerage Corp. (organized in Pennsylvania), PNC Community Development Corp. (organized in Kentucky), PNC Insurance Services (Kentucky), Inc. (organized in Kentucky), PNC Institutional Capital Trust A, PNC Leasing, LLC, PNC Vehicle Leasing, LLC, PNC Title Holding Company, LLC, PNC Reinsurance Corp. (organized in Vermont), Thornhurst Corp., Spectra Services Corporation (organized in Ohio), PNC Mortgage Securities Corp. and PNC Mortgage Corp. of America.

          PNC Bank, National Association controls 50% of the voting securities of Billing Zone, LLC.

          Midland Loan Services, Inc. controls the following entities: MLS Investments, Inc., Ridge Acquisition, L.P., Midland Realty Acceptance Corp., PNC Mortgage Acceptance Corp., Financial Support Services, Inc., First Financial, LP, Midland Commercial Financing Corp. and MDS Servicing Corp.

          PNC Leasing, LLC controls the following entities: Gallatin Generation, LLC, Johnsonville Generation, LLC and PNC Capital Leasing, LLC.

          PNC Mortgage Securities Corp. controls PNC Mortgage Funding Corp.

          PNC Mortgage Corp. of America controls PNC Mortgage Partners Corp.

          PNC Investment Holdings, Inc. controls PNC Asset Management, Inc.

          PNC Asset Management, Inc. controls 70.4% of the voting securities of BlackRock, Inc., which directly and indirectly controls the following entities:
BlackRock Advisors Inc., BlackRock Overseas Investment Corp. (an Edge Act bank), BlackRock Japan Holdings, Inc. (organized in Japan), BlackRock International Ltd. (organized in Scotland), BlackRock Institutional Management Corporation, BlackRock Capital Management, Inc., Advanced Investment Management, Inc., Provident Advisers, Inc., BlackRock Funding, Inc., BlackRock Financial Management, Inc., BlackRock (Japan), Inc., Anthracite Securitization Corp. and Risk Monitors, Inc.

          BlackRock Japan Holdings, Inc. and BlackRock International Ltd. control 50% of the voting securities of Nomura BlackRock Asset Management Co., Ltd., an entity organized under the laws of Japan.

          BlackRock Financial Management, Inc. controls 28% of the voting securities of Trepp, LLC, which is organized under the laws of the state of New York.

Item 25.  Indemnification

          Indemnification of Registrant's principal underwriter against certain losses is provided for in Section 7 of the Distribution Agreement incorporated by reference herein as Exhibit 5(a). Indemnification of Registrant's Custodian, Transfer Agent and Administrators is provided for, respectively, in Section 22 of the Custodian Agreement incorporated by reference herein as Exhibit 7(a),
Section 17 of the Transfer Agency Agreement incorporated by reference herein as
Exhibit 8(c) and Section 11 of the Administration Agreement incorporated by reference herein as Exhibit 8(a). Registrant intends to obtain from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant's Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

          Indemnification of Trustees, Officers, Representatives and Employees.
          --------------------------------------------------------------------
     The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except
                                                                      ------
     with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a
                              --------
     compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person
                                                       --------
     may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that
                                                                 --------
     the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

          The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Section 9.6 of the Registrant's Declaration of Trust, filed herein as
Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

          Indemnification of Shareholders.  In case any Shareholder or former
          -------------------------------
     Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Item 26. Business and Other Connections of Investment Advisers

          (a) BlackRock Advisors, Inc. is an indirect majority-owned subsidiary of PNC Bank Corp. BlackRock Advisors, Inc. was organized in 1994 for the purpose of providing advisory services to investment companies. The list required by this Item 26 of officers and directors of BlackRock Advisors, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

          (b) BlackRock Institutional Management Corporation (formerly PNC Institutional Management Corporation) ("BIMC") is an indirect majority-owned subsidiary of PNC Bank Corp. The list required by this Item 26 of officers and directors of BIMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

          (c) BlackRock Financial Management, Inc. ("BlackRock") is an indirect majority- owned subsidiary of PNC Bank Corp. BlackRock currently offers investment advisory services to institutional investors such as pension and profit- sharing plans or trusts, insurance companies and banks. The list required by this Item 26 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

          (d) BlackRock International, Ltd. (formerly CastleInternational Asset Management Limited) ("BIL") is an indirect majority-owned subsidiary of PNC Bank Corp. The list required by this Item 26 of officers and directors of BIL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIL pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51087).

Item 27. Principal Underwriters

          (a)  Not applicable.

          (b) The information required by this Item 27 with respect to each director, officer or partner of BlackRock Distributors, Inc. (formerly Compass Distributors, Inc.) is incorporated by reference to Schedule A of FORM BD filed by BlackRock Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (File No. 8-48775).

          (c)  Not applicable.

Item 28. Location of Accounts and Records

          (1) PFPC Trust Company, 200 Stevens Drive, Lester, PA 19113 (records relating to its functions as custodian).

          (2) BlackRock Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA 19406 (records relating to its functions as distributor).

          (3) BlackRock Advisors, Inc. (formerly BlackRock, Inc.), 345 Park Avenue, New York, New York 10154 (records relating to its functions as investment adviser and co-administrator).

          (4) BlackRock Institutional Management Corporation (formerly PNC Institutional Management Corporation), Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment sub-adviser).

          (5) BlackRock Financial Management, Inc., 345 Park Avenue, New York, New York 10154; and 1600 Market Street, 27th Floor, Philadelphia, Pennsylvania 19103 (records relating to its functions as investment adviser and sub-adviser).

          (6) PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as co-administrator, transfer agent and dividend disbursing agent).

          (7) The Chase Manhattan Bank, N.A., 1285 Avenue of the Americas, New York, New York 10019 (records relating to its function as sub-custodian).

          (8) BlackRock International, Ltd. (formerly CastleInternational Asset Management Limited), 7 Castle Street, Edinburgh, Scotland, EH2 3AM (records relating to its functions as investment sub-adviser).

          (9) Citibank, N.A., 111 Wall Street, 23rd Floor, Zone 6, New York, NY 10043 (records relating to its functions as sub-custodian).

          (10) BlackRock Financial Management, Inc., 1600 Market Street, 28th Floor, Philadelphia, PA 19103 (Registrant's declaration of trust, code of regulations and minute books).

Item 29. Management Services

         None.

Item 30. Undertakings

         None.

                                   SIGNATURES

          As it relates to the Index Equity Portfolio only, The DFA Investment Trust Company consents to the filing of this Amendment to the Registration Statement of BlackRock Funds which is signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and the State of California on this 25th day of January, 2001.

                              THE DFA INVESTMENT TRUST COMPANY

                             By: /s/ David G. Booth
                                 ---------------------------------
                                 David G. Booth
                                 President and Chairman-Chief
                                 Executive Officer

          The undersigned Trustees and Principal Officers of The DFA Investment Trust Company consent to the filing of this Amendment to the Registration Statement of BlackRock Funds as it relates to the Index Equity Portfolio only, on the dates indicated.

Signature                         Title                              Date
---------                         -----                              ----
David G. Booth*                   Trustee, President and             January 25, 2001
---------------                   Chairman-Chief
(David G. Booth)                  Executive Officer

Rex A. Sinquefield*               Trustee and                        January 25, 2001
-------------------               Chairman-Chief
(Rex A. Sinquefield)              Investment Officer

Michael T. Scardina*              Chief Financial                    January 25, 2001
--------------------              Officer, Treasurer
(Michael T. Scardina)             and Vice President

George M. Constantinides*         Trustee                            January 25, 2001
-------------------------
(George M. Constantinides)
John P. Gould*                    Trustee                            January 25, 2001
--------------
(John P. Gould)
Roger G. Ibbotson*                Trustee                            January 25, 2001
------------------
(Roger G. Ibbotson)
Myron S. Scholes*                 Trustee                            January 25, 2001
-----------------
(Myron S. Scholes)
Abbie J. Smith*                   Trustee                            January 25, 2001
---------------
(Abbie J. Smith)

* By: /s/ Catherine L. Newell
      -------------------------------
      Catherine L. Newell
      Attorney-in-Fact (Pursuant to a Power-of-Attorney)

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 26th day of January, 2001.

                         BLACKROCK FUNDS/SM/
                         Fund

                         By: /s/ Raymond J. Clark
                             --------------------------
                                 Raymond J. Clark
                                 President and Treasurer
                                 (Principal Executive Officer)


          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                     Title                   Date
---------                     -----                   ----
/s/ Raymond J. Clark          Trustee, President and
---------------------------
(Raymond J. Clark)            Treasurer               January 26, 2001

*David R. Wilmerding, Jr.     Chairman of the Board   January 26, 2001
---------------------------
(David R. Wilmerding, Jr.)

*William O. Albertini         Trustee                 January 26, 2001
---------------------------
(William O. Albertini)

*Laurence Fink                Trustee                 January 26, 2001
---------------------------
(Laurence Fink)

*Robert M. Hernandez          Trustee                 January 26, 2001
---------------------------
(Robert M. Hernandez)

*By:  /s/ Anne Ackerley
      --------------------------------
       Anne Ackerley, Attorney-in-fact

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.          Description
----------           -----------
5(a)                 Distribution Agreement between Registrant and
                     BlackRock Distributors, Inc. dated January 2, 2001.

8(o)                 Form of Amendment to Transfer Agency
                     Agreement dated as of November 14, 2000.

9(a)                 Opinion of Ropes & Gray.

10(a)                Consent of Independent Accountants.